UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-09253

                             Wells Fargo Funds Trust
               (Exact name of registrant as specified in charter)

                     525 Market St., San Francisco, CA 94105
               (Address of principal executive offices) (Zip code)

                                C. David Messman
                        Wells Fargo Funds Management, LLC
                     525 Market St., San Francisco, CA 94105
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 800-643-9691

Date of fiscal year end:  May 31, 2005

Date of reporting period: May 31, 2005

ITEM 1. REPORT TO SHAREHOLDERS

                                              WELLS FARGO ADVANTAGE INCOME FUNDS
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TABLE OF CONTENTS

LETTER TO SHAREHOLDERS....................................................     1
--------------------------------------------------------------------------------
PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------
    Diversified Bond Fund.................................................     2
    High Yield Bond Fund .................................................     4
    Income Plus Fund .....................................................     6
    Inflation-Protected Bond Fund ........................................     8
    Intermediate Government Income Fund ..................................    10
    Short Duration Government Bond Fund...................................    12
    Stable Income Fund ...................................................    14
    Strategic Income Fund ................................................    16
    Total Return Bond Fund................................................    18
    Ultra-Short Duration Bond Fund .......................................    20
FUND EXPENSES.............................................................    22
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PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
    Diversified Bond Fund.................................................    26
    High Yield Bond Fund .................................................    27
    Income Plus Fund .....................................................    37
    Inflation-Protected Bond Fund ........................................    42
    Intermediate Government Income Fund ..................................    43
    Short Duration Government Bond Fund...................................    47
    Stable Income Fund ...................................................    51
    Strategic Income Fund ................................................    52
    Total Return Bond Fund................................................    57
    Ultra-Short Duration Bond Fund .......................................    67
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
    Statements of Assets and Liabilities..................................    72
    Statements of Operations..............................................    74
    Statements of Changes in Net Assets...................................    78
    Financial Highlights..................................................    84
NOTES TO FINANCIAL STATEMENTS.............................................    93
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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...................   110
--------------------------------------------------------------------------------
OTHER INFORMATION (UNAUDITED).............................................   111
--------------------------------------------------------------------------------
                                MASTER PORTFOLIOS
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
    Managed Fixed Income Portfolio .......................................   112
    Stable Income Portfolio ..............................................   121
    Strategic Value Bond Portfolio .......................................   129
    Tactical Maturity Bond Portfolio .....................................   137
--------------------------------------------------------------------------------
FINANCIAL STATEMENTS
    Statements of Assets and Liabilities..................................   140
    Statements of Operations..............................................   141
    Statements of Changes in Net Assets...................................   142
    Financial Highlights..................................................   144
NOTES TO FINANCIAL STATEMENTS.............................................   146
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...................   150
--------------------------------------------------------------------------------
OTHER INFORMATION (UNAUDITED).............................................   151
--------------------------------------------------------------------------------
LIST OF ABBREVIATIONS.....................................................   157
--------------------------------------------------------------------------------

                -------------------------------------------------
                NOT FDIC INSURED-NO BANK GUARANTEE-MAY LOSE VALUE
                -------------------------------------------------

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THIS PAGE IS INTENTIONALLY LEFT BLANK --

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SHAREHOLDER LETTER                            WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

DEAR VALUED SHAREHOLDER,

      I am pleased to introduce you to WELLS FARGO ADVANTAGE FUNDS(SM). You now have access to an expanded array of mutual funds, giving you the flexibility to invest in a family of funds covering nearly every asset class and investment style. To learn more about our funds and the talented team of money managers behind them, please visit our new Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS. You can also call one of our investment service representatives now available 24 hours a day, 7 days a week, or speak with your investment professional.

      Following is your WELLS FARGO ADVANTAGE INCOME FUNDS annual report for the period ended May 31, 2005. On the following pages, you will find a discussion of the Funds, including performance highlights, the Fund managers' strategic outlook, and information about the Funds' portfolios.

THE ECONOMY: CONTINUED EXPANSION
--------------------------------------------------------------------------------

      The cyclical expansion of the U.S. economy remains solid. Real gross domestic product (GDP), the most comprehensive measure of economic activity, grew at a 4.4% rate in 2004 and at a 3.8% rate in the first quarter of 2005, in spite of record high energy prices during the period. The price of crude oil shot upward in the summer of 2004, then declined somewhat in the final months of the year, but climbed to new record levels starting in the spring of 2005. Low interest rates and a strong housing sector helped offset the negative effects of high oil and gas prices. Solid growth in capital spending by businesses, fueled by strong cash flow and low borrowing costs, also contributed to economic growth.

      Rising energy prices pushed inflation upward during the reporting period. The consumer price index (CPI) rose at a 2.8% rate over the twelve months ended May 31, slightly slower than the 3.1% rate for the prior twelve months. The core CPI, which excludes the volatile food and energy components, was up only 2.2% this past year, versus 1.7% in the previous twelve months. With core inflation generally contained, The Federal Reserve (the Fed) was able to stay with a strategy of raising interest rates at a "measured pace." From late June 2004 through March 2005, the Fed raised the federal funds rate--its principal policy tool--from 1% to 3%. Additional increases in this rate are expected during the rest of 2005. Bond yields, however, did not increase with the federal funds rate and, as a result, mortgage rates remained unusually low and the housing sector remained very strong.

BONDS: UNPRECEDENTED PERFORMANCE
--------------------------------------------------------------------------------

      Yields on most U.S. Treasury notes and bonds have declined as the federal funds rate has increased. Exceptional demand for U.S. Treasury securities from foreign investors and the tame core inflation data are two factors thought to be keeping bond yields low. The cyclical flattening in the yield curve has been one of the main elements contributing to good returns from bonds during most of the past twelve months.

      The high yield and investment grade segments of the corporate bond market continued to perform well during most of the period. In April and May 2005, however, downgrades of General Motors and Ford bonds caused those markets to underperform. Municipal bonds generally performed better than most taxable sectors in 2004 and most of 2005. However, they lagged behind U.S. Treasuries in May 2005. As a result, at the end of the period, municipal yields were very attractive relative to yields on comparable U.S. Treasuries.

LOOKING AHEAD: LONG-TERM GROWTH?
--------------------------------------------------------------------------------

      We believe that the economy's first-quarter 2005 slowdown represents a temporary soft patch more than a sustained decline. As stock and bond investors seek to determine where inflation, interest rates, and corporate earnings are headed, we may see more unpredictable moves in the markets.

      Uncertainty and risk will always be a part of investing. We believe that one important thing you can do to manage risk is to own a broadly diversified portfolio with stocks, bonds, and cash that can help you weather unexpected market shifts. While diversification may not prevent losses in a downturn, it may help reduce them and keep you on track to reach your financial goals.

      Thank you for choosing WELLS FARGO ADVANTAGE FUNDS. We appreciate your confidence in us. Through each market cycle, we are committed to helping you meet your financial needs. If you have any questions about your investment, please contact your investment professional, or call us at 1-800-222-8222. You may also visit our Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS. Sincerely,

Sincerely,

/s/ Karla M. Rabusch

Karla M. Rabusch
President
WELLS FARGO ADVANTAGE FUNDS

WELLS FARGO ADVANTAGE INCOME FUNDS                        PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE DIVERSIFIED BOND FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE DIVERSIFIED BOND FUND (the Fund) seeks total return by diversifying its investments among different fixed-income investment styles.

ADVISER                                         INCEPTION DATE
   Wells Fargo Funds Management, LLC               12/31/1982
FUND MANAGERS
   Thomas C. Biwer, CFA
   Christian L. Chan, CFA
   Andrew Owen, CFA

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund returned 5.24%(1) for the 12-month period ended May 31, 2005, underperforming the Lehman Brothers Aggregate Bond Index(2), which returned 6.82% during the same period.

      The Fund invests in three different fixed-income investment styles: strategic value bond, managed fixed-income, and tactical maturity bond. Each style represents an approach to selecting investments or a type of investment for the Fund's portfolio. This multi-style approach seeks to help reduce price and return volatility in an effort to generate more consistent returns.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE AT THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      ADMINISTRATOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      In recent months, economic growth has moderated due to higher energy prices and higher interest rates. The Federal Open Market Committee raised its target federal funds rate by 0.25% in each of its last eight meetings to 3.00% by the end of the reporting period. As a result, the yield curve continued to flatten over the last year. The main detractor to the Fund's performance was the short duration of one of its underlying portfolios - the Tactical Maturity Bond Portfolio. The Portfolio shortened its duration significantly to protect principal as bond prices fell in the spring of 2004, and then it was unable to keep pace when prices rallied as the new fiscal year began. The Fund's other two portfolios, the Strategic Value Bond Portfolio and Managed Fixed Income Portfolio, outperformed their respective benchmarks due to conservative positioning and positive excess returns from mortgage and other asset-backed securities.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      The Fund continues to emphasize higher income-producing securities, such as high quality mortgages and other asset-backed securities. There were no significant changes in the Fund's portfolio construction during the period. The majority of the Fund's purchases were centered on compelling relative-value opportunities, mostly in the mortgage sector, and very selective high-yield opportunities.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      The Fund expects to continue to emphasize higher income producing securities, strategically diversified across all sectors of the fixed-income market. As risk premiums increase, we may opportunistically add corporate and mortgage-backed securities.

      BOND FUND VALUES FLUCTUATE IN RESPONSE TO THE FINANCIAL CONDITION OF INDIVIDUAL ISSUERS, CHANGES IN INTEREST RATES, AND GENERAL MARKET AND ECONOMIC CONDITIONS. THE FUND IS EXPOSED TO FOREIGN OBLIGATIONS RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------
The views expressed are as of May 31,2005,and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE DIVERSIFIED BOND FUND.

(1) The Fund's Adviser has committed through September 30, 2006, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund.Actual reductions of operating expenses can increase total return to shareholders.Without these reductions,the Fund's returns would have been lower.The Fund is a gateway blended Fund that invests all of its assets in two or more master portfolios of the Master Trust in varying proportions. References to the investment activities of the Fund are intended to refer to the investment activities of the master portfolios in which it invests.

      Performance shown for the Administrator Class (formerly named Institutional Class) shares of the WELLS FARGO ADVANTAGE DIVERSIFIED BOND FUND for periods prior to November 8,1999,reflects performance of the Institutional Class shares of the Norwest Advantage Diversified Bond Fund,its predecessor fund.Prior to April 11,2005, the WELLS FARGO ADVANTAGE DIVERSIFIED BOND FUND was named the Wells Fargo Diversified Bond Fund.

(2) The Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Government/Credit Index and the Mortgage-Backed Securities Index and includes U.S.Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities.You cannot invest directly in an index.

PERFORMANCE HIGHLIGHTS                        WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF MAY 31, 2005)
--------------------------------------------------------------------------------

                                                                              Excluding Sales Charge
                                                                      ---------------------------------------
                                                                      6-Month*    1-Year    5-Year    10-Year
Diversified Bond Fund - Administrator Class                             2.65       5.24      6.06       6.01
Benchmark
  Lehman Brothers Aggregate Bond Index(2)                               2.90       6.82      7.73       6.85

*     RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

CHARACTERISTICS(3) (AS OF MAY 31, 2005)
--------------------------------------------------------------------------------
Portfolio Turnover                                                          56%
--------------------------------------------------------------------------------
Average Credit Quality(4)                                                  Aa+
--------------------------------------------------------------------------------
Weighted Average Coupon                                                   5.11%
--------------------------------------------------------------------------------
Estimated Weighted Average Maturity                                 7.18 Years
--------------------------------------------------------------------------------
Estimated Average Duration                                          4.36 Years
--------------------------------------------------------------------------------
Net Asset Value (NAV)                                                   $25.82
--------------------------------------------------------------------------------
Distribution Rate(5)                                                      3.30%
--------------------------------------------------------------------------------
30-Day SEC Yield(6)                                                       3.78%
--------------------------------------------------------------------------------

PORTFOLIO ALLOCATION(7) (AS OF MAY 31, 2005)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Asset-Backed Securities                                                      5%
Collateralized Mortgage Securities                                           7%
U.S. Treasury Bonds                                                         18%
U.S. Government Agencies                                                    43%
Corporate Bonds                                                             22%
Municipal Bonds                                                              2%
Variable/Floating Rate Bonds                                                 1%
Cash Equivalents                                                             2%

GROWTH OF $10,000 INVESTMENT(8) (AS OF MAY 31, 2005)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

              DIVERSIFIED
              BOND FUND -    LEHMAN BROTHERS
             ADMINISTRATOR   AGGREGATE BOND
                 CLASS            INDEX
             -------------   ---------------
   5/31/1995    10000            10,000
   6/30/1995    10097            10,073
   7/31/1995    10104            10,051
   8/31/1995    10186            10,172
   9/30/1995    10275            10,271
  10/31/1995    10383            10,405
  11/30/1995    10483            10,560
  12/31/1995    10574            10,709
   1/31/1996    10637            10,780
   2/29/1996    10498            10,592
   3/31/1996    10426            10,519
   4/30/1996    10382            10,460
   5/31/1996    10406            10,438
   6/30/1996    10506            10,579
   7/31/1996    10530            10,608
   8/31/1996    10522            10,590
   9/30/1996    10665            10,774
  10/31/1996    10853            11,013
  11/30/1996    11021            11,202
  12/31/1996    10937            11,098
   1/31/1997    10950            11,131
   2/28/1997    10954            11,159
   3/31/1997    10825            11,035
   4/30/1997    10967            11,201
   5/31/1997    11053            11,307
   6/30/1997    11174            11,441
   7/31/1997    11554            11,749
   8/31/1997    11360            11,649
   9/30/1997    11571            11,821
  10/31/1997    11826            11,992
  11/30/1997    11900            12,048
  12/31/1997    12055            12,169
   1/31/1998    12248            12,325
   2/28/1998    12203            12,316
   3/31/1998    12226            12,358
   4/30/1998    12276            12,423
   5/31/1998    12423            12,540
   6/30/1998    12584            12,647
   7/31/1998    12570            12,674
   8/31/1998    12924            12,880
   9/30/1998    13250            13,182
  10/31/1998    13085            13,112
  11/30/1998    13145            13,186
  12/31/1998    13152            13,226
   1/31/1999    13231            13,320
   2/28/1999    12919            13,088
   3/31/1999    12984            13,160
   4/30/1999    13023            13,202
   5/31/1999    12939            13,086
   6/30/1999    12904            13,045
   7/31/1999    12889            12,989
   8/31/1999    12875            12,983
   9/30/1999    12979            13,133
  10/31/1999    12994            13,182
  11/30/1999    13008            13,181
  12/31/1999    12996            13,117
   1/31/2000    13012            13,074
   2/29/2000    13250            13,232
   3/31/2000    13536            13,407
   4/30/2000    13425            13,368
   5/31/2000    13356            13,362
   6/30/2000    13637            13,640
   7/31/2000    13785            13,764
   8/31/2000    14007            13,964
   9/30/2000    14007            14,052
  10/31/2000    14118            14,145
  11/30/2000    14401            14,377
  12/31/2000    14716            14,644
   1/31/2001    14846            14,884
   2/28/2001    15002            15,014
   3/31/2001    15008            15,089
   4/30/2001    14846            15,025
   5/31/2001    14924            15,116
   6/30/2001    14977            15,173
   7/31/2001    15257            15,513
   8/31/2001    15421            15,691
   9/30/2001    15510            15,875
  10/31/2001    15832            16,207
  11/30/2001    15523            15,983
  12/31/2001    15466            15,881
   1/31/2002    15576            16,009
   2/28/2002    15722            16,165
   3/31/2002    15392            15,896
   4/30/2002    15641            16,205
   5/31/2002    15737            16,342
   6/30/2002    15830            16,484
   7/31/2002    15985            16,683
   8/31/2002    16138            16,964
   9/30/2002    16337            17,239
  10/31/2002    16204            17,161
  11/30/2002    16166            17,156
  12/31/2002    16414            17,510
   1/31/2003    16423            17,525
   2/28/2003    16624            17,768
   3/31/2003    16553            17,754
   4/30/2003    16678            17,901
   5/31/2003    17013            18,234
   6/30/2003    16962            18,197
   7/31/2003    16596            17,586
   8/31/2003    16650            17,702
   9/30/2003    16970            18,171
  10/31/2003    16887            18,002
  11/30/2003    16937            18,045
  12/31/2003    17060            18,229
   1/31/2004    17175            18,375
   2/29/2004    17340            18,574
   3/31/2004    17472            18,714
   4/30/2004    17090            18,227
   5/31/2004    17029            18,154
   6/30/2004    17083            18,258
   7/31/2004    17204            18,438
   8/31/2004    17422            18,790
   9/30/2004    17465            18,841
  10/31/2004    17558            18,999
  11/30/2004    17459            18,847
  12/31/2004    17593            19,021
   1/31/2005    17699            19,141
   2/28/2005    17600            19,028
   3/31/2005    17546            18,931
   4/30/2005    17747            19,186
   5/31/2005    17921            19,394

--------------------------------------------------------------------------------

(3) Portfolio holdings and characteristics are subject to change.

(4) The average credit quality is compiled from ratings from Standard & Poor's and/or Moody's Investors Service (together "rating agencies"). Standard & Poor's is a registered trademark of McGraw-Hill, Inc., and has been licensed.The Fund is not sponsored, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund.

(5) The distribution rate is based on the actual distributions made by the Fund.The distribution rate is calculated by annualizing the Fund's most recent income dividend and dividing that figure by the applicable current offering price.

(6) SEC yields include the actual amount of interest earned adjusted by any gain or loss realized due to the return of principal,less expenses,and the maximum offering price calculated on a 30-day month-end basis.

(7) This chart represents the composite of the portfolio allocations of the master portfolios in which the Fund invests. Portfolio holdings are subject to change. See Notes to Financial Statements for a discussion of the master portfolios.

(8) The chart compares the performance of the WELLS FARGO ADVANTAGE DIVERSIFIED BOND FUND Administrator Class shares for the most recent ten years with the Lehman Brothers Aggregate Bond Index.The chart assumes a hypothetical $10,000 investment in Administrator Class shares and reflects all operating expenses.

WELLS FARGO ADVANTAGE INCOME FUNDS                        PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE HIGH YIELD BOND FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE HIGH YIELD BOND FUND (the Fund) seeks total return with a high level of current income.

ADVISER                                            SUB-ADVISER
   Wells Fargo Funds Management, LLC                  Sutter Advisors LLC
FUND MANAGERS                                      INCEPTION DATE
   Philip Susser                                      11/29/2002
   Roger Wittlin

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Class A shares returned 6.99%(1) for the 12-month period ended May 31, 2005, excluding sales charges. The Fund underperformed its benchmark, the Merrill Lynch High Yield Master II Index(2), which returned 10.13% over the same period.

      Aside from a short pause in January 2005, the high yield market experienced steady gains from June 2004 to February 2005. Then in March 2005, the period of steady gains ended and a weakness persisted until a sharp rebound occurred in the last two weeks of May, which helped recapture some of the losses experienced by the portfolio.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE AT THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 4.50%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS. THE FUND HAS A REDEMPTION FEE OF 2.00% DEDUCTED FROM THE NET PROCEEDS OF SHARES REDEEMED OR EXCHANGED WITHIN 30 DAYS AFTER PURCHASE. PERFORMANCE DATA DOES NOT REFLECT THE DEDUCTION OF THIS FEE, WHICH, IF REFLECTED, WOULD REDUCE THE PERFORMANCE.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      The Fund's strategy has been to invest in more floating-rate paper, including loans, as a cushion to rising interest rates; to lower risk by selling low quality issues; and to take on less duration risk by buying shorter-duration bonds. This strategy detracted from performance during the first half of the reporting period.

      The best performing bonds during the period were those of high-quality issues with long maturities. Our strategy is one of bottom-up, fundamental credit analysis. That discipline often leads to an underweighting in the largest issuers compared to the Fund's benchmark and can cause underperformance in concentrated high-yield markets. When the bond market turned in March 2005, however, the Fund performed better than the market due to its limited exposure to large benchmark names and the slightly lower risk profile through its exposure to loans and fewer lower quality issues.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      The Fund began buying more "defensive" issues, such as loans, higher-quality issues, and short-duration issues, to cushion the impact of high oil prices and interest rate increases. This shift began in early 2005 and has resulted in a portfolio with a slightly shorter duration than the market average. In addition, the Fund increased its exposure to the telecommunications sector, as we believe that continued convergence in the telecommunications industry is a positive trend.

      Other changes to the Fund's portfolio included selling triple-C rated issues, moving up in the capital structure, where possible, and buying shorter-duration issues. The most important addition to the portfolio was loans that provide floating-rate returns and less risk. These loans have performed well above the market average since their inclusion.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      We believe that high-yield bonds may be poised to deliver potential positive total returns over the next 12 months and may outperform most other fixed-income asset classes. We believe that risk-adjusted return on loans is attractive in both high-yield bonds and the broader fixed-income market. But we may reduce our exposure to these loans as the high-yield market continues to offer more attractive opportunities.

      BOND FUND VALUES FLUCTUATE IN RESPONSE TO THE FINANCIAL CONDITION OF INDIVIDUAL ISSUERS, CHANGES IN INTEREST RATES, AND GENERAL MARKET AND ECONOMIC CONDITIONS. THE FUND IS EXPOSED TO HIGH YIELD SECURITIES RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------
The views expressed are as of May 31,2005,and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE HIGH YIELD BOND FUND.

(1) The Fund's Adviser has committed through September 30, 2006, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund.Actual reductions of operating expenses can increase total return to shareholders.Without these reductions,the Fund's returns would have been lower.

Prior to April 11, 2005, the WELLS FARGO ADVANTAGE HIGH YIELD BOND was named the Wells Fargo High Yield Bond Fund.

(2) The Merrill Lynch High Yield Master II Index is an unmanaged index of below investment-grade domestic and Yankee high-yield bonds (dollar-denominated bonds issued in the U.S.by foreign banks and corporations), including deferred-interest bonds and payment-in-kind securities.Issues included in the index have maturities of one year or more and have a credit rating of BB/Ba or lower, but are not in default. You cannot invest directly in an index.

PERFORMANCE HIGHLIGHTS                        WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF MAY 31, 2005)
--------------------------------------------------------------------------------

                                                               Including Sales Charge                Excluding Sales Charge
                                                           -------------------------------     ----------------------------------
                                                           6-Month*   1-Year  Life of Fund     6-Month*     1-Year   Life of Fund
High Yield Bond Fund - Class A (Incept. Date 11/29/2002)    (4.89)     2.18       6.71          (0.41)       6.99        8.70
High Yield Bond Fund - Class B (Incept. Date 11/29/2002)    (5.78)     1.20       6.83          (0.78)       6.20        7.91
High Yield Bond Fund - Class C (Incept. Date 11/29/2002)    (1.78)     5.20       7.93          (0.78)       6.20        7.93
Benchmark
  Merrill Lynch High Yield Master II Index(2)                                                    0.74       10.13       15.40

*     RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

CHARACTERISTICS(3) (AS OF MAY 31, 2005)
--------------------------------------------------------------------------------
Portfolio Turnover                                                          81%
--------------------------------------------------------------------------------
Average Credit Quality(4)                                                   B2
--------------------------------------------------------------------------------
Weighted Average Coupon                                                   8.07%
--------------------------------------------------------------------------------
Estimated Weighted Average Maturity                                 5.80 years
--------------------------------------------------------------------------------
Estimated Average Duration                                          4.50 years
--------------------------------------------------------------------------------
Net Asset Value (NAV) (Class A, B, C)                   $10.21, $10.21, $10.22
--------------------------------------------------------------------------------
Distribution Rate(5) (Class A, B, C)                        7.88%, 7.51%, 7.50%
--------------------------------------------------------------------------------
30-Day SEC Yield(6) (Class A, B, C)                         7.29%, 6.89%, 6.89%

PORTFOLIO ALLOCATION(3) (as of May 31, 2005)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Corporate Bonds                                                             79%
Cash Equivalent                                                             12%
Real Estate Investment                                                       5%
Repurchase Agreement                                                         4%

GROWTH OF $10,000 INVESTMENT(7) (AS OF MAY 31, 2005)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

             HIGH YIELD BOND FUND -     MERRILL LYNCH HIGH YIELD
                    CLASS A                 MASTER II INDEX
             ----------------------     ------------------------
 11/29/2002           9550                       10,000
 11/30/2002           9550                       10,005
 12/31/2002           9520                       10,151
  1/31/2003           9530                       10,456
  2/28/2003           9553                       10,596
  3/31/2003           9610                       10,876
  4/30/2003          10022                       11,508
  5/31/2003          10065                       11,638
  6/30/2003          10312                       11,966
  7/31/2003          10207                       11,803
  8/31/2003          10290                       11,948
  9/30/2003          10541                       12,278
 10/31/2003          10640                       12,532
 11/30/2003          10723                       12,700
 12/31/2003          10941                       13,008
  1/31/2004          11045                       13,214
  2/29/2004          11073                       13,197
  3/31/2004          11147                       13,291
  4/30/2004          11136                       13,203
  5/31/2004          10996                       12,996
  6/30/2004          11103                       13,184
  7/31/2004          11224                       13,360
  8/31/2004          11359                       13,605
  9/30/2004          11483                       13,795
 10/31/2004          11654                       14,055
 11/30/2004          11813                       14,207
 12/31/2004          11953                       14,422
  1/31/2005          11945                       14,407
  2/28/2005          12031                       14,613
  3/31/2005          11797                       14,214
  4/30/2005          11649                       14,058
  5/31/2005          11765                       14,312

--------------------------------------------------------------------------------
(3) Portfolio holdings and characteristics are subject to change.

(4) The average credit quality is compiled from ratings from Standard & Poor's and/or Moody's Investors Service (together "rating agencies"). Standard & Poor's is a registered trademark of McGraw-Hill, Inc., and has been licensed.The Fund is not sponsored, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund.

(5) The distribution rate is based on the actual distributions made by the Fund.The distribution rate is calculated by annualizing the Fund's most recent income dividend and dividing that figure by the applicable current public offering price.

(6) SEC yields include the actual amount of interest earned adjusted by any gain or loss realized due to the return of principal,less expenses,and the maximum offering price calculated on a 30-day month-end basis.

(7) The chart compares the performance of the WELLS FARGO ADVANTAGE HIGH YIELD BOND FUND Class A shares for the life of the Fund with the Merrill Lynch High Yield Master II Index.The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

WELLS FARGO ADVANTAGE INCOME FUNDS                        PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE INCOME PLUS FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE INCOME PLUS FUND (the Fund) seeks to maximize income while maintaining prospects for capital appreciation.

ADVISER                                SUB-ADVISER
    Wells Fargo Funds Management, LLC      Wells Capital Management Incorporated
FUND MANAGERS                          INCEPTION DATE
    W. Frank Koster                        7/13/1998
    Thomas M. Price, CFA

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Class A shares returned 7.27%(1) for the 12-month period ended May 31, 2005, excluding sales charges, outperforming the Lehman Brothers Aggregate Bond Index(2), which returned 6.82%, and underperforming the Lehman Brothers Universal Index(3), which returned 7.37%, for the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE AT - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 4.50%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      The Fund's performance during the period was positively impacted by the flattening of the yield curve (short-term rates rise while long-term rates decline) and a general tightening of credit spreads. Our increased allocations to longer maturities in the Fund helped performance as the curve flattened. The Fund's allocation to investment-grade corporate and high-yield bonds increased performance as credit performed well during the 12-month period.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      As corporate bonds performed well during the year, we reduced our allocation to that sector. A more defensive approach was taken in early 2005, where we selectively added to positions that continued to offer good relative value. The Fund's allocation to U.S. Treasuries increased as relative value in the credit sector become scarcer. Duration of the Fund moved from short to neutral relative to its benchmark during the period.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      Though we believe that economic growth and employment conditions may continue to improve, inflation is our primary concern. We believe that the Federal Reserve will continue to increase the federal funds target rate. Consequently, we anticipate a defensive posture in the Fund's duration and expect to position the Fund in anticipation of a continued flattening of the interest rate curve.

      We believe that demand for corporate bonds will remain at reasonably healthy levels given the strength in the economy and a search for greater income in the current low-rate environment. However, we are closely monitoring a few factors that we believe could potentially affect the market. On the high-yield side, our biggest concern is that with General Motors and Ford being downgraded to junk status, this could negatively impact the high-yield market. Additionally, hedge fund investors have been an important source of demand for high-yield securities. If demand from this group were to deteriorate significantly, high-yield prices would weaken. Accordingly, we intend to reduce the high-yield holdings in the Fund.

      BOND FUND VALUES FLUCTUATE IN RESPONSE TO THE FINANCIAL CONDITION OF INDIVIDUAL ISSUERS, CHANGES IN INTEREST RATES, AND GENERAL MARKET AND ECONOMIC CONDITIONS. THE FUND'S INVESTMENT PROCESS MAY, AT TIMES, RESULT IN A HIGHER THAN AVERAGE PORTFOLIO TURNOVER RATIO AND INCREASED TRADING EXPENSES, AND MAY GENERATE HIGHER SHORT-TERM CAPITAL GAINS. THE FUND IS EXPOSED TO HIGH-YIELD SECURITIES RISK AND FOREIGN OBLIGATIONS RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------
The views expressed are as of May 31,2005,and are those of the Fund's managers.The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE INCOME PLUS FUND.

(1) The Fund's Adviser waives its advisory fee for the portion of the Fund's assets that is invested in the High Yield Bond Fund and waives additional fees and/or reimburses additional expenses to the extent necessary to ensure that there will be no increase in the Fund's net operating expense ratio.The Fund's Adviser also has committed through September 30, 2006, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders.Without these reductions, the Fund's returns would have been lower.

      Prior to April 11, 2005, the WELLS FARGO ADVANTAGE INCOME PLUS FUND was named the Wells Fargo Income Plus Fund. Performance shown for Class A, Class B and Class C shares of the WELLS FARGO ADVANTAGE INCOME PLUS FUND prior to November 8, 1999, reflects performance of the Class A, Class B, and Class C shares of the Stagecoach Strategic Income Fund, its predecessor fund. Effective at the close of business on November 5, 1999, the Stagecoach Funds were reorganized into the WELLS FARGO FUNDS(R).

(2) The Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index and includes U.S.Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities.You cannot invest directly in an index.

PERFORMANCE HIGHLIGHTS                        WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF MAY 31, 2005)
--------------------------------------------------------------------------------

                                                      Including Sales Charge                       Excluding Sales Charge
                                            -------------------------------------------   -----------------------------------------
                                            6-Month*    1-Year    5-Year   Life of Fund   6-Month*    1-Year   5-Year  Life of Fund
Income Plus Fund - Class A
  (Incept. Date 7/13/1998)                   (2.83)      2.45     6.31        4.06         1.72        7.27     7.30       4.76
Income Plus Fund - Class B
  (Incept. Date 7/13/1998)                   (3.75)      1.47     6.17        3.98         1.25        6.47     6.48       3.98
Income Plus Fund - Class C
   (Incept. Date 7/13/1998)                   0.34       5.47     6.48        3.98         1.34        6.47     6.48       3.98
Benchmarks
  Lehman Brothers Aggregate Bond Index(2)                                                  2.90        6.82     7.73       6.37
  Lehman Brothers Universal Index(3)                                                       2.83        7.37     7.93       6.46

*     RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

CHARACTERISTICS(4) (AS OF MAY 31, 2005)
--------------------------------------------------------------------------------
Portfolio Turnover                                                         132%
--------------------------------------------------------------------------------
Average Credit Quality(5)                                                 Baa3
--------------------------------------------------------------------------------
Weighted Average Coupon                                                   5.13%
--------------------------------------------------------------------------------
Estimated Weighted Average Maturity                                14.63 Years
--------------------------------------------------------------------------------
Estimated Average Duration                                          4.06 Years
--------------------------------------------------------------------------------
Net Asset Value (NAV) (Class A, B, C)                   $10.99, $10.99, $10.99
--------------------------------------------------------------------------------
Distribution Rate(6) (Class A, B, C)                      4.75%,  4.23%,  4.23%
--------------------------------------------------------------------------------
30-Day SEC Yield(7) (Class A, B, C)                       3.48%,  2.89%,  2.90%

PORTFOLIO ALLOCATION(4) (AS OF MAY 31, 2005)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Asset-Backed Securities                                                      5%
Collateralized Mortgage Securities                                           4%
U.S. Treasury Notes                                                         19%
U.S. Treasury Bonds                                                          4%
Foreign Government Bonds                                                     9%
Corporate Bonds                                                             38%
Real Estate Investment Trusts                                                1%
Cash Equivalents                                                            20%

GROWTH OF $10,000 INVESTMENT(8) (AS OF MAY 31, 2005)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                        WELLS FARGO               LEHMAN BROTHERS
                 INCOME PLUS FUND - CLASS A     AGGREGATE BOND INDEX
                 --------------------------     --------------------
   7/13/1998                9,549                      10,000
   7/31/1998                9,512                       9,973
   8/31/1998                9,382                      10,135
   9/30/1998                9,709                      10,373
  10/31/1998                9,637                      10,318
  11/30/1998                9,844                      10,376
  12/31/1998                9,883                      10,408
   1/31/1999                9,945                      10,482
   2/28/1999                9,764                      10,299
   3/31/1999                9,810                      10,356
   4/30/1999                9,976                      10,389
   5/31/1999                9,855                      10,298
   6/30/1999                9,790                      10,265
   7/31/1999                9,717                      10,221
   8/31/1999                9,594                      10,216
   9/30/1999                9,649                      10,335
  10/31/1999                9,502                      10,373
  11/30/1999                9,519                      10,372
  12/31/1999                9,539                      10,322
   1/31/2000                9,415                      10,288
   2/29/2000                9,482                      10,413
   3/31/2000                9,444                      10,550
   4/30/2000                9,387                      10,520
   5/31/2000                9,246                      10,515
   6/30/2000                9,435                      10,734
   7/31/2000                9,567                      10,831
   8/31/2000                9,627                      10,988
   9/30/2000                9,651                      11,058
  10/31/2000                9,546                      11,130
  11/30/2000                9,600                      11,313
  12/31/2000                9,803                      11,523
   1/31/2001               10,066                      11,712
   2/28/2001               10,149                      11,814
   3/31/2001               10,136                      11,873
   4/30/2001               10,103                      11,824
   5/31/2001               10,176                      11,894
   6/30/2001               10,181                      11,940
   7/31/2001               10,368                      12,207
   8/31/2001               10,490                      12,347
   9/30/2001               10,399                      12,492
  10/31/2001               10,677                      12,753
  11/30/2001               10,653                      12,577
  12/31/2001               10,564                      12,497
   1/31/2002               10,624                      12,598
   2/28/2002               10,643                      12,720
   3/31/2002               10,598                      12,509
   4/30/2002               10,750                      12,752
   5/31/2002               10,835                      12,860
   6/30/2002               10,768                      12,971
   7/31/2002               10,711                      13,128
   8/31/2002               10,910                      13,349
   9/30/2002               11,028                      13,566
  10/31/2002               10,975                      13,504
  11/30/2002               11,150                      13,500
  12/31/2002               11,339                      13,779
   1/31/2003               11,401                      13,791
   2/28/2003               11,563                      13,982
   3/31/2003               11,635                      13,971
   4/30/2003               11,867                      14,086
   5/31/2003               12,084                      14,348
   6/30/2003               12,119                      14,319
   7/31/2003               11,786                      13,838
   8/31/2003               11,858                      13,930
   9/30/2003               12,113                      14,299
  10/31/2003               12,095                      14,166
  11/30/2003               12,128                      14,200
  12/31/2003               12,292                      14,344
   1/31/2004               12,381                      14,460
   2/29/2004               12,488                      14,616
   3/31/2004               12,589                      14,726
   4/30/2004               12,395                      14,343
   5/31/2004               12,258                      14,286
   6/30/2004               12,342                      14,367
   7/31/2004               12,465                      14,509
   8/31/2004               12,684                      14,786
   9/30/2004               12,767                      14,826
  10/31/2004               12,910                      14,951
  11/30/2004               12,927                      14,831
  12/31/2004               13,098                      14,968
   1/31/2005               13,129                      15,062
   2/28/2005               13,131                      14,973
   3/31/2005               12,984                      14,897
   4/30/2005               13,034                      15,098
   5/31/2005               13,149                      15,261

--------------------------------------------------------------------------------
(3) The Lehman Brothers Universal Index is an unmanaged market-value-weighted performance benchmark for the U.S. dollar-denominated bond market, which includes investment grade, high yield, and emerging market debt securities with maturities of one year or more.You cannot invest directly in an index.

(4) Portfolio holdings and characteristics are subject to change.

(5) The average credit quality is compiled from ratings from Standard & Poor's and/or Moody's Investors Service (together "rating agencies"). Standard & Poor's is a registered trademark of McGraw-Hill, Inc., and has been licensed.The Fund is not sponsored, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund.

(6) The distribution rate is based on the actual distributions made by the Fund.The distribution rate is calculated by annualizing the Fund's most recent income dividend and dividing that figure by the applicable current public offering price.

(7) SEC yields include the actual amount of interest earned adjusted by any gain or loss realized due to the return of principal,less expenses,and the maximum offering price calculated on a 30-day month-end basis.

(8) The chart compares the performance of the WELLS FARGO ADVANTAGE INCOME PLUS FUND Class A shares for the life of the Fund with the Lehman Brothers Aggregate Bond Index and Lehman Brothers Universal Index.The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

WELLS FARGO ADVANTAGE INCOME FUNDS                        PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE INFLATION-PROTECTED BOND FUND

IINVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE INFLATION-PROTECTED BOND FUND (the Fund) seeks to provide total return while providing protection against inflation.

ADVISER                                SUB-ADVISER
    Wells Fargo Funds Management, LLC      Wells Capital Management Incorporated
FUND MANAGERS                          INCEPTION DATE
    W. Frank Koster                        2/28/2003
    Jay N. Mueller, CFA

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Class A shares returned 8.12%(1) for the 12-month period ended May 31, 2005, excluding sales charges. The Fund underperformed its benchmark, the Lehman Brothers U.S. Treasury Inflation Note Index(2), which returned 8.92% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE AT THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 4.50%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      In the first half of the reporting period, a contributing factor to the Fund's performance was moving from our modest short-duration position to a neutral-duration position in July 2004, before bond yields declined and prices increased. Real yield continued to fall (i.e., prices increased) across the treasury inflation protected securities (TIPS) curve from July 2004 through the end of May 2005. As oil prices moved toward $60 per barrel around November 2004, investors rushed into the TIPS market to purchase inflation protection and long-term TIPS, making such TIPS the biggest beneficiaries.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      The biggest changes in the Fund's holdings occurred in July 2004. Most non-TIPS issues, such as commercial mortgage-backed securities (CMBS), were sold from the Fund's portfolio because we believed that inflation would increase throughout the year and that the CMBS sector would continue to underperform relative to the TIPS sector. From July 2004 through May 2005, the Fund's portfolio was primarily comprised of a broad distribution of TIPS across the real yield curve.

      As short-end TIPS (maturing in 2007 and 2008) continued to outperform U.S. Treasuries during the second quarter of 2005, we underweighted the Fund's portfolio on the short-end of the yield curve and overweighted the portfolio on the intermediate- to long-end of the yield curve compared to the Fund's benchmark.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      We believe that the economic climate may remain reasonably strong in coming months with potential for above-trend growth of gross domestic product and solid employment conditions. Our biggest concern is the persistence of inflationary pressures, which may not be isolated to energy and other commodity prices. These conditions may prompt the Federal Reserve to continue to raise short-term interest rates in the coming months. Against this backdrop, we expect to continue with strategies that may potentially benefit from a flatter yield curve, though a further significant increase in oil prices could temporarily tilt the market in favor of shorter maturity issues within the inflation-protected sector of the bond market. In addition, the current low level of interest rates may incline us to lean in a defensive direction with respect to overall portfolio duration.

      BOND FUND VALUES FLUCTUATE IN RESPONSE TO THE FINANCIAL CONDITION OF INDIVIDUAL ISSUERS, CHANGES IN INTEREST RATES, AND GENERAL MARKET AND ECONOMIC CONDITIONS. THE FUND'S INVESTMENT PROCESS MAY, AT TIMES, RESULT IN HIGHER THAN AVERAGE PORTFOLIO TURNOVER AND INCREASED TRADING EXPENSES, AND MAY GENERATE HIGHER SHORT-TERM CAPITAL GAINS. THE FUND IS EXPOSED TO RISK ASSOCIATED WITH INVESTMENT IN INFLATION-PROTECTED DEBT SECURITIES. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------
The views expressed are as of May 31,2005,and are those of the Fund's managers.The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE INFLATION-PROTECTED BOND FUND.

(1) The Fund's Adviser has committed through September 30, 2006, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders.Without these reductions,the Fund's returns would have been lower.

      Prior to April 11, 2005, the WELLS FARGO ADVANTAGE INFLATION-PROTECTED BOND FUND was named the Wells Fargo Inflation-Protected Bond Fund. On April 11, 2005, the Institutional Class shares became the Administrator Class shares.

(2) The Lehman Brothers U.S.Treasury Inflation Note Index is an index of inflation-indexed linked U.S. Treasury securities.You cannot invest directly in an index.

PERFORMANCE HIGHLIGHTS                        WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF MAY 31, 2005)
--------------------------------------------------------------------------------

                                                     Including Sales Charge             Excluding Sales Charge
                                                 -------------------------------    -------------------------------
                                                 6-Month*   1-Year  Life of Fund    6-Month*   1-Year  Life of Fund
Inflation-protected Bond Fund -
      Class A (Incept. Date 2/28/2003)            (0.89)     3.26       3.50          3.78      8.12       5.63
Inflation-protected Bond Fund -
      Class B (Incept. Date 2/28/2003)            (1.79)     2.13       3.46          3.21      7.13       4.72
Inflation-protected Bond Fund -
      Class C (Incept. Date 2/28/2003)             2.20      6.12       4.76          3.20      7.12       4.76
Inflation-protected Bond Fund -
      Administrator Class (Incept. Date 2/28/2003)                                    3.82      8.30       5.81
Benchmark
  Lehman Brothers U.S. Treasury Inflation Note Index(2)                               4.06      8.92       6.42

*     RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

CHARACTERISTICS(3) (AS OF MAY 31, 2005)
--------------------------------------------------------------------------------
Portfolio Turnover                                                         425%
--------------------------------------------------------------------------------
Average Credit Quality(4)                                                  Aaa
--------------------------------------------------------------------------------
Weighted Average Coupon                                                   2.47%
--------------------------------------------------------------------------------
Estimated Weighted Average Maturity                                10.00 Years
--------------------------------------------------------------------------------
Estimated Average Duration                                          8.62 Years
--------------------------------------------------------------------------------
Net Asset Value (NAV)
  (Class A, B, C, Administrator)                $10.45, $10.42, $10.43, $10.43
--------------------------------------------------------------------------------
Distribution Rate(5)
  (Class A, B, C, Administrator)                  3.81%,  3.26%,  3.25%,  4.25%
--------------------------------------------------------------------------------
30-Day SEC Yield(6)
  (Class A, B, C, Administrator)                  3.80%,  3.25%,  3.24%,  4.23%

PORTFOLIO ALLOCATION(3) (AS OF MAY 31, 2005)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Corporate Bonds                                                              1%
U.S.  Treasury Bonds                                                        27%
U.S.  Treasury Notes                                                        67%
U.S.  Government Agencies                                                    2%
Cash Equivalents                                                             3%

GROWTH OF $10,000 INVESTMENT(7) (AS OF MAY 31, 2005)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

            INFLATION-PROTECTED    INFLATION-PROTECTED   LEHMAN BROTHERS U.S.
                BOND FUND -            BOND FUND -        TREASURY INFLATION
                  CLASS A          ADMINISTRATOR CLASS       NOTES INDEX
            -------------------    -------------------   --------------------
 2/28/2003         9,550                 10,000                 10,000
 3/31/2003         9,442                  9,879                  9,838
 4/30/2003         9,402                  9,849                  9,812
 5/31/2003         9,831                 10,290                 10,278
 6/30/2003         9,737                 10,204                 10,173
 7/31/2003         9,284                  9,721                  9,703
 8/31/2003         9,443                  9,891                  9,876
 9/30/2003         9,749                 10,213                 10,203
10/31/2003         9,782                 10,251                 10,259
11/30/2003         9,785                 10,255                 10,266
12/31/2003         9,876                 10,353                 10,370
 1/31/2004         9,976                 10,461                 10,490
 2/29/2004        10,202                 10,700                 10,732
 3/31/2004        10,340                 10,847                 10,904
 4/30/2004         9,831                 10,315                 10,374
 5/31/2004         9,993                 10,487                 10,560
 6/30/2004         9,997                 10,493                 10,566
 7/31/2004        10,083                 10,586                 10,664
 8/31/2004        10,342                 10,860                 10,950
 9/30/2004        10,359                 10,880                 10,972
10/31/2004        10,459                 10,988                 11,081
11/30/2004        10,411                 10,939                 11,055
12/31/2004        10,597                 11,138                 11,248
 1/31/2005        10,588                 11,130                 11,248
 2/28/2005        10,543                 11,085                 11,201
 3/31/2005        10,539                 11,084                 11,211
 4/30/2005        10,727                 11,273                 11,425
 5/31/2005        10,805                 11,357                 11,504

--------------------------------------------------------------------------------
(3)  Portfolio holdings and characteristics are subject to change.

(4) The average credit quality is compiled from ratings from Standard & Poor's and/or Moody's Investors Services (together "rating agencies"). Standard & Poor's is a registered trademark of McGraw-Hill, Inc., and has been licensed.The Fund is not sponsored, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund.

(5) The distribution rate is based on the actual distributions made by the Fund. The distribution rate is calculated by annualizing the Fund's most recent income dividend and dividing that figure by the applicable current public offering price.

(6) SEC yields include the actual amount of interest earned adjusted by any gain or loss realized due to the return of principal,less expenses,and the maximum offering price calculated on a 30-day month-end basis.

(7) The chart compares the performance of the WELLS FARGO ADVANTAGE INFLATION-PROTECTED BOND FUND Class A and Administrator Class shares for the life of the Fund with the Lehman Brothers U.S. Treasury Inflation Notes Index. The chart assumes a hypothetical $10,000 investment in Class A shares and Administrator Class shares, reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 4.50%.

WELLS FARGO ADVANTAGE INCOME FUNDS                        PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE INTERMEDIATE GOVERNMENT INCOME FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE INTERMEDIATE GOVERNMENT INCOME FUND (the Fund) seeks current income, consistent with safety of principal.

ADVISER                                SUB-ADVISER
    Wells Fargo Funds Management, LLC      Wells Capital Management Incorporated
FUND MANAGER                           INCEPTION DATE
    William Stevens                        12/31/1982

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Class A shares returned 4.25%(1) for the 12-month period ended May 31, 2005, excluding sales charges. The Fund outperformed its benchmark, the Lehman Brothers Intermediate U.S. Government Index(2), which returned 4.06% for the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE AT THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 4.50%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      During the first half of the reporting period, the Fund's performance was positively impacted by the strong demand for and rising prices of high-quality assets (i.e., government securities such as mortgage-backed securities). We believe that low interest-rate volatility provided a favorable backdrop for the mortgage sector, which is one of the factors that helped to drive prices higher.

      In the final six months of the reporting period, long-term bond yields declined by more than 0.50% while short-term bond yields rose by more than 0.50%. Therefore, bond funds that held a larger concentration of long-term bonds generally outperformed those that did not have such exposure. We owned some longer-term bonds, which benefited the Fund's performance relative to intermediate-term bonds that comprised the majority of the Fund's portfolio.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      The change in managers of the Fund is resulting in some subtle changes in the portfolio. We are reducing yield slightly, seeking to improve the performance characteristics of the Fund, and intend to be more active in the collateralized mortgage obligation (CMO) market. We reduced the Fund's mortgage holdings overall during the period. We continued to invest in mortgage securities in an effort to outperform the benchmark, which can be described as a laddered portfolio of intermediate U.S. Treasury and Agency securities. This strategy may perform better in periods of low volatility and worse in periods of high volatility.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      The economy paused in the early part of the second quarter of 2005 resulting in yields below 4% in 10-year U.S. Treasury securities. We believe that the pause in economic growth may be temporary and if economic growth picks up again, yields may potentially rise. We are in the shorter end of our duration range because of this belief.

      BOND FUND VALUES FLUCTUATE IN RESPONSE TO THE FINANCIAL CONDITION OF INDIVIDUAL ISSUERS, CHANGES IN INTEREST RATES, AND GENERAL MARKET AND ECONOMIC CONDITIONS. THE FUND'S INVESTMENT PROCESS MAY, AT TIMES, RESULT IN A HIGHER THAN AVERAGE PORTFOLIO TURNOVER RATIO AND INCREASED TRADING EXPENSES, AND MAY GENERATE HIGHER SHORT-TERM CAPITAL GAINS. THE U.S. GOVERNMENT GUARANTEE APPLIES TO THE UNDERLYING SECURITIES AND NOT TO SHARES OF THE FUND. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------
The views expressed are as of May 31,2005,and are those of the Fund's manager.The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE INTERMEDIATE GOVERNMENT INCOME FUND.

(1) The Fund's adviser has committed through September 30,2006,to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

      Performance shown for the Class A and Class B shares of the WELLS FARGO ADVANTAGE INTERMEDIATE GOVERNMENT INCOME FUND for periods prior to November 8, 1999, reflects performance of the Class A and Class B shares of the Norwest Advantage Intermediate Government Income Fund (the accounting survivor of a merger of the Norwest Fund and the Stagecoach U.S. Government Income and U.S. Government Allocation Funds at the close of business November 5, 1999), its predecessor fund. Effective at the close of business on November 5, 1999, the Norwest Advantage Funds and Stagecoach Funds were reorganized into the WELLS FARGO FUNDS(R). Performance shown for the Class A shares of the Fund prior to May 2, 1996, reflects the performance of the Institutional Class shares of the Fund adjusted to reflect Class A shares sales charges and expenses. Performance shown for the Class B shares of the Fund prior to May 17, 1996, reflects the performance of the Institutional Class shares of the Fund adjusted to reflect Class B sales charges and expenses.Performance shown for the Class C shares of the Fund for periods prior to November 8, 1999, reflects performance of the Class B shares of the predecessor fund adjusted for Class C sales charges and expenses. Prior to April 11,2005,the WELLS FARGO ADVANTAGE INTERMEDIATE GOVERNMENT INCOME FUND was named the Wells Fargo Intermediate Government Income Fund and the Administrator Class was named the Institutional Class.

(2) The Lehman Brothers Intermediate U.S.Government Index is an unmanaged index composed of U.S.Government securities with maturities in the one- to ten-year range, including securities issued by the U.S.Treasury and U.S. Government agencies.You cannot invest directly in an index.

PERFORMANCE HIGHLIGHTS                        WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF MAY 31, 2005)
--------------------------------------------------------------------------------

                                                  Including Sales Charge                      Excluding Sales Charge
                                          --------------------------------------      --------------------------------------
                                          6-Month*    1-Year   5-Year    10-Year      6-Month*   1-Year    5-Year    10-Year
Intermediate Government
  Income Fund - Class A                    (2.70)     (0.44)     5.00     5.09          1.89       4.25     5.97      5.58
Intermediate Government
  Income Fund - Class B                    (3.50)     (1.63)     4.84     4.78          1.50       3.37     5.17      4.78
 Intermediate Government
  Income Fund - Class C                     0.50       2.47      5.17     4.78          1.50       3.47     5.17      4.78
Intermediate Government
  Income Fund - Administrator Class                                                     2.11       4.53     6.26      5.73
Benchmark
  Lehman Brothers Intermediate
   U.S. Government Index(2)                                                             1.84       4.06     6.45      6.03

*     RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

CHARACTERISTICS(3) (AS OF MAY 31, 2005)
--------------------------------------------------------------------------------
Portfolio Turnover                                                         277%
--------------------------------------------------------------------------------
Average Credit Quality(4)                                                  Aaa
--------------------------------------------------------------------------------
Weighted Average Coupon                                                   4.58%
--------------------------------------------------------------------------------
Estimated Weighted Average Life                                     3.97 Years
--------------------------------------------------------------------------------
Estimated Average Duration                                          3.12 Years
--------------------------------------------------------------------------------
Net Asset Value (NAV)
  (Class A, B, C, Administrator)                $10.96, $10.94, $10.92, $10.96
--------------------------------------------------------------------------------
Distribution Rate(5)
  (Class A, B, C, Administrator)                  3.57%,  3.02%,  3.04%,  3.97%
--------------------------------------------------------------------------------
30-Day SEC Yield(6)
  (Class A, B, C, Administrator)                  3.21%,  2.61%,  2.61%,  3.61%

PORTFOLIO ALLOCATION(3) (AS OF MAY 31, 2005)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Asset-Backed Securities                                                      1%
Collateralized Mortgage Securities                                           3%
U.S. Treasury Bonds                                                          2%
U.S. Treasury Notes                                                         24%
U.S. Government Agencies                                                    60%
Corporate Bonds                                                              2%
Cash Equivalents                                                             8%

GROWTH OF $10,000 INVESTMENT(7) (AS OF MAY 31, 2005)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

             INTERMEDIATE          INTERMEDIATE
              GOVERNMENT            GOVERNMENT         LEHMAN BROTHERS
             INCOME FUND -        INCOME FUND -         INTERMEDIATE
                CLASS A          ADMINISTOR CLASS   U.S. GOVERNMENT INDEX
             -------------       ----------------   ---------------------
 5/31/1995        9,550               10,000               10,000
 6/30/1995        9,618               10,071               10,064
 7/31/1995        9,588               10,040               10,069
 8/31/1995        9,661               10,116               10,152
 9/30/1995        9,718               10,176               10,220
10/31/1995        9,818               10,280               10,332
11/30/1995        9,941               10,410               10,458
12/31/1995       10,045               10,518               10,561
 1/31/1996       10,125               10,602               10,650
 2/29/1996        9,998               10,469               10,537
 3/31/1996        9,931               10,399               10,489
 4/30/1996        9,896               10,363               10,459
 5/31/1996        9,876               10,342               10,453
 6/30/1996        9,963               10,442               10,559
 7/31/1996        9,994               10,465               10,592
 8/31/1996        9,972               10,441               10,604
 9/30/1996       10,119               10,596               10,741
10/31/1996       10,311               10,806               10,917
11/30/1996       10,476               10,970               11,049
12/31/1996       10,360               10,848               10,990
 1/31/1997       10,402               10,891               11,032
 2/28/1997       10,397               10,897               11,050
 3/31/1997       10,289               10,774               10,987
 4/30/1997       10,424               10,915               11,111
 5/31/1997       10,506               11,000               11,197
 6/30/1997       10,606               11,116               11,293
 7/31/1997       10,899               11,412               11,502
 8/31/1997       10,788               11,296               11,458
 9/30/1997       10,953               11,469               11,582
10/31/1997       11,125               11,649               11,717
11/30/1997       11,160               11,685               11,743
12/31/1997       11,263               11,804               11,838
 1/31/1998       11,448               11,987               11,993
 2/28/1998       11,397               11,944               11,980
 3/31/1998       11,425               11,962               12,018
 4/30/1998       11,468               12,018               12,075
 5/31/1998       11,576               12,121               12,158
 6/30/1998       11,673               12,222               12,240
 7/31/1998       11,694               12,244               12,287
 8/31/1998       11,959               12,522               12,519
 9/30/1998       12,363               12,956               12,811
10/31/1998       12,308               12,898               12,833
11/30/1998       12,287               12,865               12,793
12/31/1998       12,350               12,931               12,843
 1/31/1999       12,396               12,979               12,900
 2/28/1999       12,116               12,698               12,723
 3/31/1999       12,198               12,772               12,808
 4/30/1999       12,226               12,801               12,842
 5/31/1999       12,063               12,642               12,764
 6/30/1999       12,016               12,593               12,782
 7/31/1999       11,982               12,557               12,784
 8/31/1999       11,977               12,540               12,802
 9/30/1999       12,121               12,691               12,912
10/31/1999       12,149               12,709               12,937
11/30/1999       12,145               12,716               12,946
12/31/1999       12,077               12,645               12,906
 1/31/2000       12,015               12,583               12,862
 2/29/2000       12,159               12,736               12,969
 3/31/2000       12,332               12,921               13,117
 4/30/2000       12,299               12,889               13,112
 5/31/2000       12,295               12,888               13,147
 6/30/2000       12,518               13,125               13,356
 7/31/2000       12,616               13,230               13,444
 8/31/2000       12,792               13,419               13,594
 9/30/2000       12,844               13,476               13,713
10/31/2000       12,944               13,584               13,807
11/30/2000       13,175               13,829               14,010
12/31/2000       13,407               14,090               14,257
 1/31/2001       13,531               14,223               14,446
 2/28/2001       13,667               14,369               14,579
 3/31/2001       13,725               14,421               14,684
 4/30/2001       13,605               14,297               14,637
 5/31/2001       13,640               14,338               14,697
 6/30/2001       13,692               14,396               14,744
 7/31/2001       13,990               14,726               15,020
 8/31/2001       14,161               14,895               15,154
 9/30/2001       14,410               15,161               15,477
10/31/2001       14,729               15,513               15,718
11/30/2001       14,430               15,190               15,531
12/31/2001       14,291               15,061               15,456
 1/31/2002       14,386               15,163               15,523
 2/28/2002       14,538               15,314               15,650
 3/31/2002       14,239               15,001               15,414
 4/30/2002       14,528               15,324               15,702
 5/31/2002       14,641               15,433               15,812
 6/30/2002       14,809               15,612               16,010
 7/31/2002       15,062               15,894               16,311
 8/31/2002       15,303               16,135               16,498
 9/30/2002       15,564               16,413               16,781
10/31/2002       15,492               16,352               16,770
11/30/2002       15,388               16,248               16,637
12/31/2002       15,671               16,552               16,944
 1/31/2003       15,636               16,509               16,907
 2/28/2003       15,831               16,722               17,098
 3/31/2003       15,779               16,671               17,101
 4/30/2003       15,842               16,744               17,150
 5/31/2003       16,097               17,006               17,419
 6/30/2003       16,055               16,965               17,391
 7/31/2003       15,553               16,452               16,968
 8/31/2003       15,617               16,523               16,999
 9/30/2003       15,945               16,859               17,368
10/31/2003       15,805               16,714               17,198
11/30/2003       15,814               16,727               17,199
12/31/2003       15,923               16,862               17,333
 1/31/2004       16,004               16,936               17,427
 2/29/2004       16,144               17,088               17,593
 3/31/2004       16,231               17,183               17,716
 4/30/2004       15,856               16,790               17,319
 5/31/2004       15,759               16,705               17,263
 6/30/2004       15,824               16,762               17,307
 7/31/2004       15,902               16,864               17,431
 8/31/2004       16,126               17,105               17,689
 9/30/2004       16,149               17,119               17,696
10/31/2004       16,249               17,229               17,804
11/30/2004       16,125               17,100               17,639
12/31/2004       16,223               17,210               17,734
 1/31/2005       16,254               17,261               17,757
 2/28/2005       16,172               17,177               17,659
 3/31/2005       16,138               17,129               17,615
 4/30/2005       16,317               17,323               17,821
 5/31/2005       16,429               17,461               17,964

--------------------------------------------------------------------------------
(3) Portfolio holdings and characteristics are subject to change.

(4) The average credit quality is compiled from ratings from Standard & Poor's and/or Moody's Investors Services (together "rating agencies"). Standard & Poor's is a registered trademark of McGraw-Hill, Inc., and has been licensed.The Fund is not sponsored, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund.

(5) The distribution rate is based on the actual distributions made by the Fund. The distribution rate is calculated by annualizing the Fund's most recent income dividend and dividing that figure by the applicable current public offering price.

(6) SEC yields include the actual amount of interest earned adjusted by any gain or loss realized due to the return of principal,less expenses,and the maximum offering price calculated on a 30-day month-end basis.

(7) The chart compares the performance of the WELLS FARGO ADVANTAGE INTERMEDIATE GOVERNMENT INCOME FUND Class A and Administrator Class shares for the most recent ten years with the Lehman Brothers Intermediate U.S. Government Index.The chart assumes a hypothetical $10,000 investment in Class A and Administrator Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 4.50%.

WELLS FARGO ADVANTAGE INCOME FUNDS                        PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE SHORT DURATION GOVERNMENT BOND FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE SHORT DURATION GOVERNMENT BOND FUND (the Fund) seeks current income consistent with capital preservation.

ADVISER                                SUB-ADVISER
    Wells Fargo Funds Management, LLC      Wells Capital Management Incorporated
FUND MANAGERS                          INCEPTION DATE
    Marie Chandoha                         12/18/1992
    Thomas O'Connor, CFA
    William Stevens

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Class A shares returned 1.79%(1) for the 12-month period ended May 31, 2005, excluding sales charges. The Fund underperformed the Lehman Brothers 1-3 Year Government Bond Index(2), which returned 1.88%, and underperformed the Lehman Brothers Intermediate U.S. Government Index(3), which returned 4.06%, for the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE AT THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 3.00%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 3.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS AND INSTITUTIONAL CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      Yield curve and mortgage sector positioning provided modest boosts to portfolio returns. Opportunities to trade dislocations between pass-throughs and collateralized mortgage obligations (CMOs) versus U.S. Treasuries also added to performance. A detractor from performance was our management of the Fund's portfolio risk while short-term interest rates approached new lows in October 2004 and then rose almost 1.00% by mid-April 2005.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      We ended the period with the majority of our positions in conservative, well-structured CMO bonds and U.S. Treasuries. We reduced our positions in Agencies as we found better potential opportunities in the short-term CMO, asset-backed, and commercial mortgage-backed securities (CMBS) sectors.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      Interest rates currently appear low and the markets could be vulnerable to an upward swing in rates. On the other hand, they could possibly drift lower, creating another refinancing wave in mortgage securities. Given these potential backdrops, we remain focused on conservative mortgage instruments. In particular, short well-structured planned amortization class (PAC) bonds and high quality asset-backed securities look attractive to us relative to short-term U.S. Treasuries, and we believe could potentially perform well whether rates move up or down.

      BOND FUND VALUES FLUCTUATE IN RESPONSE TO THE FINANCIAL CONDITION OF INDIVIDUAL ISSUERS, CHANGES IN INTEREST RATES, AND GENERAL MARKET AND ECONOMIC CONDITIONS. THE FUND'S INVESTMENT PROCESS MAY, AT TIMES, RESULT IN A HIGHER THAN AVERAGE PORTFOLIO TURNOVER RATIO AND INCREASED TRADING EXPENSES, AND MAY GENERATE HIGHER SHORT-TERM CAPITAL GAINS. THE U.S. GOVERNMENT GUARANTEE APPLIES TO THE UNDERLYING SECURITIES AND NOT TO SHARES OF THE FUND. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------
The views expressed are as of May 31,2005,and are those of the Fund's managers.The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE SHORT DURATION GOVERNMENT BOND FUND.

(1) The Fund's Adviser has committed through September 30, 2006, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund.Actual reductions of operating expenses can increase total return to shareholders.Without these reductions,the Fund's returns would have been lower.

      Performance shown for the Class A, Class B, Class C, Administrator (formerly named Institutional Class), and Institutional Class shares of the WELLS FARGO ADVANTAGE SHORT DURATION GOVERNMENT BOND FUND for periods prior to June 9, 2003, reflects performance of the Class A, Class B, Class C and Class R shares, respectively, of the Montgomery Short Duration Government Bond Fund (the accounting survivor of a merger of the Montgomery Short Duration Government Bond Fund and the Wells Fargo Montgomery Short Duration Government Bond Fund), its predecessor fund, adjusted to reflect applicable sales charges. Effective at the close of business on June 6, 2003, certain of the Montgomery Funds were reorganized into certain of the WELLS FARGO FUNDS(R).

Performance shown for the Class A shares of the Fund prior to March 11, 1996, reflects the performance of the predecessor fund's Class R shares, adjusted to reflect the Class's fees and expenses.Performance shown for Class B and Class C shares of the Fund prior to November 30,2002,reflects the performance of the predecessor fund's Class R shares, adjusted to reflect each Class's fees and expenses. Performance shown for the Administrator Class shares of the Fund prior to June 9, 2003, reflects the performance of the predecessor fund's Class R shares. Because of its recent inception date, performance shown for Institutional Class shares reflects the performance of the Fund's Administrator Class shares and includes expenses that are not applicable to and are higher than those of the Institutional Class shares. The Administrator Class shares'returns are substantially similar to what the Institutional Class shares would be because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the share classes do not have the same expenses.

Prior to April 11, 2005, the WELLS FARGO ADVANTAGE SHORT DURATION GOVERNMENT BOND FUND was named the Wells Fargo Montgomery Short Duration Government Bond Fund.

(2) The Lehman Brothers 1-3 Year Government Index is composed of publicly issued,non-convertible domestic debt of the U.S.Government and its agencies.The Index also includes corporate debt guaranteed by the U.S. Government. Only notes and bonds with maturities between one year and 2.9 years are included in the Index. You cannot invest directly in an index.

PERFORMANCE HIGHLIGHTS                        WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF MAY 31, 2005)
--------------------------------------------------------------------------------

                                                              Including Sales Charge                Excluding Sales Charge
                                                        -----------------------------------   -----------------------------------
                                                        6-Month*   1-Year   5-Year  10-Year   6-Month*  1-Year   5-Year   10-Year
Short Duration Government Bond Fund -
      Class A                                           (2.22)     (1.26)     3.98   4.75       0.81     1.79     4.61     5.07
Short Duration Government Bond Fund -
      Class B                                           (2.57)     (1.87)     4.05   4.80       0.43     1.13     4.05     4.80
Short Duration Government Bond Fund -
      Class C                                           (0.47)      0.13      4.06   4.80       0.53     1.13     4.06     4.80
Short Duration Government Bond Fund -
      Administrator Class                                                                       1.03     2.16     4.93     5.37
Short Duration Government Bond Fund -
      Institutional Class                                                                       1.04     2.17     4.93     5.37
Benchmarks
  Lehman Brothers 1-3 Year Government Bond Index(2)                                             0.96     1.88     4.88     5.25
  Lehman Brothers Intermediate U.S. Government Index(3)                                         1.84     4.06     6.45     6.03

*     RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

CHARACTERISTICS(4) (AS OF MAY 31, 2005)
--------------------------------------------------------------------------------
Portfolio Turnover                                                         272%
--------------------------------------------------------------------------------
Average Credit Quality(5)                                                  Aaa
--------------------------------------------------------------------------------
Weighted Average Coupon                                                   4.58%
--------------------------------------------------------------------------------
Estimated Weighted Average Life                                     2.03 Years
--------------------------------------------------------------------------------
Estimated Average Duration                                          1.86 Years
--------------------------------------------------------------------------------
Net Asset Value (NAV)
  (Class A, B, C, Institutional,
  Administrator)                        $10.01, $10.02, $10.03, $10.03, $10.03

CHARACTERISTICS(4) (AS OF MAY 31, 2005)
--------------------------------------------------------------------------------
Distribution Rate(6)
  (Class A, B, C, Institutional,
  Administrator)                              3.14%, 2.49%, 2.49%, 3.66%, 3.48%
--------------------------------------------------------------------------------
30-Day SEC Yield(7)
  (Class A, B, C, Institutional,
  Administrator)                              2.95%, 2.29%, 2.29%, 3.44%, 3.29%

PORTFOLIO ALLOCATION(4) (AS OF MAY 31, 2005)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Collateralized Mortgage Securities                                           1%
U.S. Government Agencies                                                    78%
U.S. Treasury Notes                                                         13%
Asset-Backed Securities                                                      5%
Repurchase Agreement                                                         3%

GROWTH OF $10,000 INVESTMENT(8) (AS OF MAY 31, 2005)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                  SHORT DURATION          SHORT DURATION          LEHMAN BROTHERS       LEHMAN BROTHERS
                 GOVERNMENT BOND      GOVERNMENT BOND FUND -    1-3 YEAR GOVERNMENT    INTERMEDIATE U.S.
                  FUND - CLASS A       ADMINISTRATOR CLASS          BOND INDEX          GOVERNMENT INDEX
                 ---------------      ----------------------    -------------------    -----------------
    5/31/1995          9700                   10000                   10,000                  10000
    6/30/1995          9759                   10063                   10,054                 10,064
    7/31/1995          9779                   10086                   10,094                 10,069
    8/31/1995          9847                   10158                   10,154                 10,152
    9/30/1995          9914                   10229                   10,204                 10,220
   10/31/1995          9983                   10302                   10,288                 10,332
   11/30/1995         10090                   10416                   10,376                 10,458
   12/31/1995         10177                   10507                   10,454                 10,561
    1/31/1996         10253                   10588                   10,543                 10,650
    2/29/1996         10205                   10541                   10,502                 10,537
    3/31/1996         10186                   10539                   10,494                 10,489
    4/30/1996         10181                   10537                   10,504                 10,459
    5/31/1996         10188                   10546                   10,528                 10,453
    6/30/1996         10277                   10641                   10,604                 10,559
    7/31/1996         10317                   10683                   10,645                 10,592
    8/31/1996         10347                   10715                   10,684                 10,604
    9/30/1996         10452                   10812                   10,782                 10,741
   10/31/1996         10591                   10952                   10,903                 10,917
   11/30/1996         10698                   11060                   10,984                 11,049
   12/31/1996         10683                   11048                   10,985                 10,990
    1/31/1997         10723                   11102                   11,038                 11,032
    2/28/1997         10750                   11121                   11,065                 11,050
    3/31/1997         10714                   11097                   11,056                 10,987
    4/30/1997         10818                   11196                   11,146                 11,111
    5/31/1997         10881                   11274                   11,224                 11,197
    6/30/1997         10965                   11364                   11,301                 11,293
    7/31/1997         11092                   11510                   11,425                 11,502
    8/31/1997         11099                   11507                   11,437                 11,458
    9/30/1997         11159                   11607                   11,523                 11,582
   10/31/1997         11243                   11708                   11,609                 11,717
   11/30/1997         11282                   11740                   11,638                 11,743
   12/31/1997         11343                   11817                   11,716                 11,838
    1/31/1998         11511                   11945                   11,828                 11,993
    2/28/1998         11519                   11954                   11,839                 11,980
    3/31/1998         11564                   12003                   11,884                 12,018
    4/30/1998         11621                   12064                   11,942                 12,075
    5/31/1998         11701                   12150                   12,006                 12,158
    6/30/1998         11769                   12223                   12,068                 12,240
    7/31/1998         11820                   12290                   12,124                 12,287
    8/31/1998         11975                   12453                   12,272                 12,519
    9/30/1998         12139                   12615                   12,437                 12,811
   10/31/1998         12164                   12655                   12,497                 12,833
   11/30/1998         12127                   12632                   12,485                 12,793
   12/31/1998         12191                   12689                   12,532                 12,843
    1/31/1999         12231                   12733                   12,580                 12,900
    2/28/1999         12184                   12687                   12,524                 12,723
    3/31/1999         12260                   12768                   12,609                 12,808
    4/30/1999         12298                   12824                   12,648                 12,842
    5/31/1999         12241                   12767                   12,639                 12,764
    6/30/1999         12295                   12813                   12,676                 12,782
    7/31/1999         12325                   12847                   12,716                 12,784
    8/31/1999         12318                   12855                   12,751                 12,802
    9/30/1999         12412                   12942                   12,834                 12,912
   10/31/1999         12444                   12992                   12,869                 12,937
   11/30/1999         12466                   13017                   12,894                 12,946
   12/31/1999         12473                   13015                   12,905                 12,906
    1/31/2000         12457                   13000                   12,902                 12,862
    2/29/2000         12526                   13075                   12,990                 12,969
    3/31/2000         12612                   13167                   13,068                 13,117
    4/30/2000         12646                   13206                   13,101                 13,112
    5/31/2000         12695                   13261                   13,149                 13,147
    6/30/2000         12810                   13396                   13,292                 13,356
    7/31/2000         12886                   13479                   13,377                 13,444
    8/31/2000         12988                   13588                   13,479                 13,594
    9/30/2000         13103                   13711                   13,584                 13,713
   10/31/2000         13165                   13766                   13,658                 13,807
   11/30/2000         13295                   13904                   13,790                 14,010
   12/31/2000         13450                   14070                   13,959                 14,257
    1/31/2001         13605                   14249                   14,144                 14,446
    2/28/2001         13690                   14340                   14,235                 14,579
    3/31/2001         13790                   14448                   14,350                 14,684
    4/30/2001         13834                   14483                   14,392                 14,637
    5/31/2001         13908                   14577                   14,471                 14,697
    6/30/2001         13953                   14614                   14,523                 14,744
    7/31/2001         14108                   14779                   14,693                 15,020
    8/31/2001         14195                   14888                   14,786                 15,154
    9/30/2001         14419                   15125                   15,034                 15,477
   10/31/2001         14572                   15289                   15,184                 15,718
   11/30/2001         14486                   15201                   15,142                 15,531
   12/31/2001         14466                   15169                   15,151                 15,456
    1/31/2002         14533                   15258                   15,187                 15,523
    2/28/2002         14615                   15346                   15,263                 15,650
    3/31/2002         14514                   15228                   15,154                 15,414
    4/30/2002         14680                   15406                   15,338                 15,702
    5/31/2002         14744                   15491                   15,398                 15,812
    6/30/2002         14853                   15609                   15,535                 16,010
    7/31/2002         15029                   15781                   15,723                 16,311
    8/31/2002         15089                   15863                   15,787                 16,498
    9/30/2002         15234                   16005                   15,914                 16,781
   10/31/2002         15248                   16039                   15,953                 16,770
   11/30/2002         15190                   15982                   15,908                 16,637
   12/31/2002         15333                   16122                   16,061                 16,944
    1/31/2003         15355                   16150                   16,064                 16,907
    2/28/2003         15455                   16262                   16,137                 17,098
    3/31/2003         15466                   16280                   16,169                 17,101
    4/30/2003         15495                   16316                   16,202                 17,150
    5/31/2003         15562                   16393                   16,268                 17,419
    6/30/2003         15550                   16401                   16,293                 17,391
    7/31/2003         15361                   16207                   16,188                 16,968
    8/31/2003         15426                   16264                   16,195                 16,999
    9/30/2003         15596                   16446                   16,358                 17,368
   10/31/2003         15542                   16410                   16,291                 17,198
   11/30/2003         15523                   16394                   16,288                 17,199
   12/31/2003         15627                   16492                   16,384                 17,333
    1/31/2004         15681                   16553                   16,423                 17,427
    2/29/2004         15753                   16648                   16,509                 17,593
    3/31/2004         15826                   16713                   16,563                 17,716
    4/30/2004         15647                   16545                   16,396                 17,319
    5/31/2004         15626                   16510                   16,376                 17,263
    6/30/2004         15618                   16522                   16,378                 17,307
    7/31/2004         15705                   16602                   16,443                 17,431
    8/31/2004         15820                   16728                   16,563                 17,689
    9/30/2004         15811                   16723                   16,550                 17,696
   10/31/2004         15865                   16784                   16,606                 17,804
   11/30/2004         15778                   16695                   16,525                 17,639
   12/31/2004         15809                   16731                   16,560                 17,734
    1/31/2005         15803                   16728                   16,557                 17,757
    2/28/2005         15780                   16707                   16,522                 17,659
    3/31/2005         15757                   16703                   16,517                 17,615
    4/30/2005         15831                   16783                   16,614                 17,821
    5/31/2005         15906                   16868                   16,682                 17,964

--------------------------------------------------------------------------------
(3) Lehman Brothers Intermediate U.S. Government Index is an unmanaged index composed of U.S. Government securities with maturities in the one- to ten-year range, including securities issued by the U.S.Treasury and U.S. Government agencies.You cannot invest directly in an index.

(4) Portfolio holdings and characteristics are subject to change.

(5) The average credit quality is compiled from ratings from Standard & Poor's and/or Moody's Investors Services (together "rating agencies"). Standard & Poor's is a registered trademark of McGraw-Hill, Inc., and has been licensed.The Fund is not sponsored, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund.

(6) The distribution rate is based on the actual distributions made by the Fund.The distribution rate is calculated by annualizing the Fund's most recent income dividend and dividing that figure by the applicable current public offering price.

(7) SEC yields include the actual amount of interest earned adjusted by any gain or loss realized due to the return of principal, less expenses, calculated on a 30-day month-end basis.

(8) The chart compares the performance of the WELLS FARGO ADVANTAGE SHORT DURATION GOVERNMENT BOND FUND Class A and Administrator Class shares for the most recent ten years with the Lehman Brothers 1-3 Year Government Bond Index and the Lehman Brothers Intermediate Government Index.The chart assumes a hypothetical $10,000 investment in Class A shares and Administrator Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 3.00%.

WELLS FARGO ADVANTAGE INCOME FUNDS                        PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE STABLE INCOME FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE STABLE INCOME FUND (the Fund) seeks stability of principal while providing lower volatility total return.

ADVISER                                  SUB-ADVISER
    Wells Fargo Funds Management, LLC        Galliard Capital Management, Inc.
FUND MANAGERS                            INCEPTION DATE
    Ajay Mirza, CFA                          11/11/1994
    Richard Merriam, CFA

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Class A shares returned 1.87%(1) for the 12-month period ended May 31, 2005, excluding sales charges. The Fund outperformed its benchmark, the Lehman Brothers Short Treasury 9-12 Months Index(2), which returned 1.67% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE AT THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 2.00%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.50%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      The Federal Open Market Committee raised the federal funds rate by 0.25% in each of its last eight meetings to 3.00%. As a result, the yield curve continued to flatten over the last year, which helped our floating-rate position in the Fund. During the period, the yield on the three-month U.S. Treasury bill rose 1.87% to yield 2.94%, while the yield on the two-year U.S. Treasury note rose by 0.98%, yielding 3.57%. Once again, this benefited the Fund because of the significant portion of floating-rate securities it holds. Floating-rate securities can take advantage of interest rate increases and, in the recent rising rate environment, they provided higher income and contributed to performance during the period. Agencies, mortgage-backed securities, and asset-backed securities all had positive excess returns versus the benchmark over the past year, which also helped performance.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      The Fund continues to emphasize higher income producing securities, strategically diversified across all sectors of the fixed-income market. The only change in portfolio construction over the period was due to redemptions, which were met by reducing our allocations in securitized products, such as asset-backed securities and mortgages. This had no impact on the Fund's strategy or investment style.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      Recent performance has been dominated by market expectations for the Federal Reserve to continue to increase interest rates in the upcoming quarters. As such, short-term interest rates may continue to move higher over the upcoming months, which would potentially benefit our floating-rate structure. We believe that risk premiums will remain relatively range bound over the next 12 months, but may prove volatile within that range. We believe that the corporate market is less compelling given the spread tightening that has occurred, so we will look to manage our exposure selectively. London interbank offered rate (LIBOR) based floaters within the mortgage- and asset-backed markets appear more compelling at the present time and we may increase our allocation to this product.

      BOND FUND VALUES FLUCTUATE IN RESPONSE TO THE FINANCIAL CONDITION OF INDIVIDUAL ISSUERS, CHANGES IN INTEREST RATES, AND GENERAL MARKET AND ECONOMIC CONDITIONS. THE FUND IS EXPOSED TO FOREIGN OBLIGATIONS RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------
The views expressed are as of May 31,2005,and are those of the Fund's managers.The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE STABLE INCOME FUND.

(1) The Fund's Adviser has committed through September 30, 2006, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund.Actual reductions of operating expenses can increase total return to shareholders.Without these reductions,the Fund's returns would have been lower. The Fund is a gateway feeder Fund that invests all of its assets in a single master portfolio of the Master Trust with a substantially similar investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the master portfolio in which it invests.

      Performance shown for Class A, Class B and Administrator (formerly named Institutional) Class shares of the WELLS FARGO ADVANTAGE STABLE INCOME FUND for periods prior to November 8, 1999, reflects performance of the Class A, Class B and Institutional Class shares of the Norwest Advantage Stable Income Fund, its predecessor fund.Effective at the close of business November 5, 1999, the Norwest Advantage Funds were reorganized into the WELLS FARGO FUNDS(R). Performance shown for Class A shares for periods prior to May 2, 1996, reflects performance of the Institutional Class shares of the Norwest Fund adjusted for Class A sales charges and expenses. Performance shown for Class B shares for periods prior to May 17, 1996, reflects performance of the Institutional Class shares of the Norwest Fund adjusted for Class B sales charges and expenses. Performance shown for Class C shares for periods prior to June 30, 2003, reflects the performance of the Class A shares of the Fund, adjusted to reflect the Class C sales charges and expenses.

Prior to April 11, 2005, the WELLS FARGO ADVANTAGE STABLE INCOME FUND was named the Wells Fargo Stable Income Fund.

(2) The Lehman Brothers Short Treasury 9-12 Months Index is an unmanaged index of short-term U.S.Treasuries maturing in 9 to 12 months, including bills, notes and bonds. U.S.Treasuries are backed by the full faith and credit of the U.S. Government and, if held to maturity, offer a fixed rate of return and fixed principal value.The Fund invests in a wide range of securities,including those that are not reflected in the Lehman Brothers Short Treasury 9-12 Months Index or backed by the full faith and credit of the U.S. Government.You cannot invest directly in an index.

PERFORMANCE HIGHLIGHTS                        WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF MAY 31, 2005)
--------------------------------------------------------------------------------

                                                             Including Sales Charge                   Excluding Sales Charge
                                                       -----------------------------------     ------------------------------------
                                                       6-Month*   1-Year  5-Year   10-Year     6-Month*   1-Year   5-Year   10-Year
Stable Income Fund - Class A                            (0.94)    (0.17)    2.92    4.18         1.09       1.87    3.34     4.39
Stable Income Fund - Class B                            (0.79)    (0.50)    2.56    3.59         0.71       1.00    2.56     3.59
Stable Income Fund - Class C                            (0.29)     0.10     2.55    3.48         0.71       1.10    2.55     3.48
Stable Income Fund - Administrator Class                                                         1.22       2.14    3.59     4.52
Benchmark
  Lehman Brothers Short Treasury 9-12 Months Index(2)                                            1.11       1.67    3.43     4.56

*     RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

CHARACTERISTICS(3) (AS OF MAY 31, 2005)
--------------------------------------------------------------------------------
Portfolio Turnover                                                          43%
--------------------------------------------------------------------------------
Average Credit Quality(4)                                                  Aa+
--------------------------------------------------------------------------------
Weighted Average Coupon                                                   3.83%
--------------------------------------------------------------------------------
Estimated Weighted Average Maturity                                 2.50 Years
--------------------------------------------------------------------------------
Estimated Average Duration                                          0.90 Years
--------------------------------------------------------------------------------
Net Asset Value (NAV)
(Class A, B, C, Administrator Class)            $10.38, $10.37, $10.35, $10.38
--------------------------------------------------------------------------------
Distribution Rate(5)
(Class A, B, C, Administrator Class)              0.83%,  0.13%,  0.13%,  1.09%
--------------------------------------------------------------------------------
30-Day SEC Yield(6)
(Class A, B, C, Administrator Class)              2.46%,  1.76%,  1.76%,  2.76%

PORTFOLIO ALLOCATION(7) (AS OF MAY 31, 2005)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Asset-Backed Securities                                                     12%
Collateralized Mortgage Securities                                          27%
U.S. Treasury Notes                                                          6%
U.S. Government Agencies                                                    26%
Corporate Bonds                                                             19%
Municipal Bonds                                                              3%
Variable/Floating Rate Bonds                                                 3%
Cash Equivalents                                                             4%

GROWTH OF $10,000 INVESTMENT(8) (AS OF MAY 31, 2005)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                                              LEHMAN BROTHERS
             STABLE INCOME FUND -   STABLE INCOME FUND -      SHORT TREASURY
                   CLASS A          ADMINISTRATOR CLASS      9-12 MONTHS INDEX
             --------------------   --------------------     -----------------
   5/31/1995         9800                    10000                10,000
   6/30/1995         9856                    10057                10,058
   7/31/1995         9894                    10096                10,109
   8/31/1995         9950                    10153                10,159
   9/30/1995         9997                    10201                10,205
  10/31/1995        10053                    10258                10,264
  11/30/1995        10128                    10335                10,323
  12/31/1995        10193                    10401                10,386
   1/31/1996        10262                    10471                10,451
   2/29/1996        10262                    10471                10,470
   3/31/1996        10291                    10501                10,504
   4/30/1996        10317                    10528                10,542
   5/31/1996        10351                    10563                10,584
   6/30/1996        10410                    10623                10,642
   7/31/1996        10465                    10678                10,685
   8/31/1996        10501                    10716                10,738
   9/30/1996        10580                    10796                10,808
  10/31/1996        10659                    10877                10,886
  11/30/1996        10719                    10937                10,942
  12/31/1996        10749                    10969                10,982
   1/31/1997        10790                    11011                11,035
   2/28/1997        10829                    11050                11,077
   3/31/1997        10846                    11068                11,106
   4/30/1997        10940                    11163                11,174
   5/31/1997        10998                    11222                11,240
   6/30/1997        11057                    11283                11,305
   7/31/1997        11177                    11406                11,380
   8/31/1997        11185                    11413                11,419
   9/30/1997        11272                    11502                11,485
  10/31/1997        11353                    11585                11,548
  11/30/1997        11381                    11602                11,588
  12/31/1997        11444                    11678                11,648
   1/31/1998        11528                    11764                11,725
   2/28/1998        11568                    11804                11,758
   3/31/1998        11603                    11841                11,814
   4/30/1998        11658                    11896                11,870
   5/31/1998        11699                    11926                11,925
   6/30/1998        11753                    11993                11,982
   7/31/1998        11811                    12053                12,039
   8/31/1998        11909                    12152                12,128
   9/30/1998        12009                    12254                12,227
  10/31/1998        12039                    12285                12,290
  11/30/1998        12060                    12306                12,307
  12/31/1998        12115                    12351                12,356
   1/31/1999        12139                    12387                12,404
   2/28/1999        12138                    12387                12,420
   3/31/1999        12209                    12459                12,492
   4/30/1999        12255                    12505                12,537
   5/31/1999        12254                    12516                12,573
   6/30/1999        12293                    12544                12,621
   7/31/1999        12335                    12588                12,677
   8/31/1999        12364                    12617                12,718
   9/30/1999        12432                    12686                12,787
  10/31/1999        12453                    12708                12,831
  11/30/1999        12478                    12734                12,864
  12/31/1999        12531                    12792                12,900
   1/31/2000        12524                    12799                12,945
   2/29/2000        12592                    12859                13,011
   3/31/2000        12657                    12929                13,075
   4/30/2000        12707                    12981                13,139
   5/31/2000        12778                    13046                13,197
   6/30/2000        12894                    13168                13,298
   7/31/2000        12941                    13231                13,370
   8/31/2000        13022                    13304                13,413
   9/30/2000        13108                    13394                13,492
  10/31/2000        13172                    13462                13,554
  11/30/2000        13257                    13552                13,643
  12/31/2000        13386                    13686                13,772
   1/31/2001        13509                    13828                13,923
   2/28/2001        13608                    13918                13,983
   3/31/2001        13696                    14012                14,079
   4/30/2001        13724                    14056                14,144
   5/31/2001        13798                    14122                14,225
   6/30/2001        13847                    14174                14,267
   7/31/2001        13950                    14297                14,357
   8/31/2001        14017                    14354                14,397
   9/30/2001        14100                    14456                14,529
  10/31/2001        14156                    14501                14,616
  11/30/2001        14101                    14449                14,641
  12/31/2001        14125                    14490                14,676
   1/31/2002        14150                    14504                14,691
   2/28/2002        14174                    14531                14,725
   3/31/2002        14135                    14508                14,702
   4/30/2002        14235                    14614                14,791
   5/31/2002        14285                    14669                14,822
   6/30/2002        14344                    14730                14,894
   7/31/2002        14406                    14780                14,946
   8/31/2002        14404                    14791                14,964
   9/30/2002        14465                    14850                15,023
  10/31/2002        14474                    14863                15,052
  11/30/2002        14475                    14865                15,057
  12/31/2002        14554                    14959                15,112
   1/31/2003        14578                    14969                15,124
   2/28/2003        14645                    15053                15,144
   3/31/2003        14651                    15064                15,169
   4/30/2003        14690                    15096                15,185
   5/31/2003        14714                    15127                15,201
   6/30/2003        14723                    15139                15,231
   7/31/2003        14648                    15064                15,225
   8/31/2003        14677                    15097                15,240
   9/30/2003        14739                    15179                15,285
  10/31/2003        14727                    15156                15,279
  11/30/2003        14728                    15160                15,281
  12/31/2003        14773                    15211                15,327
   1/31/2004        14800                    15242                15,347
   2/29/2004        14842                    15289                15,375
   3/31/2004        14858                    15310                15,393
   4/30/2004        14793                    15245                15,364
   5/31/2004        14780                    15235                15,363
   6/30/2004        14793                    15252                15,363
   7/31/2004        14823                    15287                15,394
   8/31/2004        14863                    15331                15,435
   9/30/2004        14889                    15362                15,434
  10/31/2004        14905                    15381                15,459
  11/30/2004        14894                    15373                15,448
  12/31/2004        14931                    15401                15,471
   1/31/2005        14944                    15433                15,488
   2/28/2005        14942                    15434                15,494
   3/31/2005        14958                    15454                15,522
   4/30/2005        15001                    15502                15,573
   5/31/2005        15056                    15561                15,621

--------------------------------------------------------------------------------
(3) Portfolio holdings and characteristics are subject to change.

(4) The average credit quality is compiled from ratings from Standard & Poor's and/or Moody's Investors Services (together "rating agencies"). Standard & Poor's is a registered trademark of McGraw-Hill, Inc., and has been licensed.The Fund is not sponsored, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund.

(5) The distribution rate is based on the actual distributions made by the Fund.The distribution rate is calculated by annualizing the Fund's most recent income dividend and dividing that figure by the applicable current public offering price.

(6) SEC yields include the actual amount of interest earned adjusted by any gain or loss realized due to the return of principal,less expenses,and the maximum offering price calculated on a 30-day month-end basis.

(7) The Fund invests exclusively in a Wells Fargo Advantage Master Portfolio.This chart represents the portfolio allocations of the master portfolio in which it invests. Portfolio holdings are subject to change. See Notes to the Financial Statements for a discussion of the master portfolio.

(8) The chart compares the performance of the WELLS FARGO ADVANTAGE STABLE INCOME FUND Class A and Administrator Class shares for the most recent ten years with the Lehman Brothers Short Treasury 9-12 Months Index. The chart assumes a hypothetical $10,000 investment in Class A shares and Administrator Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 2.00%.

WELLS FARGO ADVANTAGE INCOME FUNDS                        PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE STRATEGIC INCOME FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE STRATEGIC INCOME FUND (the Fund) seeks current income while maintaining prospects for capital appreciation.

ADVISER                                SUB-ADVISER
    Wells Fargo Funds Management, LLC      Wells Capital Management Incorporated
FUND MANAGER                           INCEPTION DATE
    Thomas M. Price, CFA                   11/30/2000

HOW DID THE FUND PERFORM OVER THE SEVEN-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Class A shares returned 1.79%(1) for the seven-month period ended May 31, 2005, excluding sales charges, underperforming the Lehman Brothers U.S. High Yield Index(2), which returned 1.85%, during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE AT WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 4.50%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS. THE FUND HAS A REDEMPTION FEE OF 2.00% DEDUCTED FROM THE NET PROCEEDS OF SHARES REDEEMED OR EXCHANGED WITHIN 30 DAYS AFTER PURCHASE. PERFORMANCE DATA DOES NOT REFLECT THE DEDUCTION OF THIS FEE, WHICH, IF REFLECTED, WOULD REDUCE THE PERFORMANCE.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      Spreads relative to U.S. Treasuries narrowed to record levels in early March 2005, but overall, ended up wider for the period. Benchmark returns were limited as wider spreads let to price declines, offsetting much of the benefit of the interest income. Our individual bond selections and the performance of our small equity allocation kept performance close to the benchmark, despite our more aggressive positioning in a period of declining prices.

      The rally in the high-yield market through early March 2005 was due to solid economic growth, good corporate earnings, and low default rates, leading to strong demand from institutional investors looking for higher yields. Then prices corrected when General Motors (GM) announced weaker-than-expected February 2005 sales in early March, followed by lower earnings. GM debt was subsequently downgraded to high-yield status in May 2005. The lower bond prices for GM carried over to the rest of the high-yield market.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      During the period, we became concerned with the trend toward slower economic growth, particularly during a time of high commodity prices and rising short-term interest rates. Accordingly, we reduced our exposure to some holdings that are sensitive to this trend. We also increased the Fund's weighting in floating-rate securities to approximately 9% to help protect against higher rates. This exposure hindered performance until the market weakened at the end of the period. We also sold several equity positions after prices reached our target levels, which trimmed our equity exposure to 2.5%.

      Compared to the benchmark, we continued to maintain the Fund's overweighting in several cyclical industries, including chemicals, metals, and other industrials, to potentially benefit from current economic growth and higher commodity prices. Conversely, we underweighted our exposure to the automotive, airline, technology, and utility industries.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      We believe that demand for high-yield bonds will remain at reasonably healthy levels. However, we are closely monitoring a few factors that we believe could affect the market. Our biggest concern is that with GM and Ford being downgraded to junk status, there could be additional selling over the next several months, which we believe would likely spill over to other high-yield holdings. Additionally, further rate hikes from the Federal Reserve (the Fed) could lead to weaker economic conditions. Finally, hedge fund investors have been an important source of demand for high-yield securities. If demand from this group were to deteriorate significantly, high-yield prices could weaken.

      We expect to continue our recent path of allocating a portion of the portfolio to floating-rate securities to potentially benefit from continued Fed tightening. Additionally, we anticipate repositioning the portfolio in industries that we believe may potentially outperform in current market conditions and we are searching for equities that meet our valuation criteria.

      BOND FUND VALUES FLUCTUATE IN RESPONSE TO THE FINANCIAL CONDITION OF INDIVIDUAL ISSUERS, CHANGES IN INTEREST RATES, AND GENERAL MARKET AND ECONOMIC CONDITIONS. THE FUND'S INVESTMENT PROCESS MAY, AT TIMES, RESULT IN A HIGHER THAN AVERAGE PORTFOLIO TURNOVER RATIO AND INCREASED TRADING EXPENSES, AND MAY GENERATE HIGHER SHORT-TERM CAPITAL GAINS. THE FUND IS EXPOSED TO HIGH YIELD SECURITIES RISK AND FOREIGN OBLIGATIONS RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.


--------------------------------------------------------------------------------
The views expressed are as of May 31,2005,and are those of the Fund's manager. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE STRATEGIC INCOME FUND.

(1) The Fund's Adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

      Performance shown for the Class A, Class B and Class C shares of the Wells Fargo Advantage Strategic Income Fund for periods prior to April 11, 2005, reflects the performance of the Class A,Class B and Class C shares,respectively,of the Strong Advisor Strategic Income Fund,its predecessor fund. Effective at the close of business on April 8, 2005, certain of the Strong Funds were reorganized into certain of the WELLS FARGO ADVANTAGE FUNDS(R).

      Prior to April 11, 2005, the WELLS FARGO ADVANTAGE STRATEGIC INCOME FUND was named the Strong Strategic Income Fund.

(2) The Lehman Brothers U.S. High-Yield Index is an unmanaged, U.S. dollar-denominated, nonconvertible, non-investment grade debt index. The index consists of domestic and corporate bonds rated Ba and below with a minimum outstanding amount of $150 million.You cannot invest directly in an index.

PERFORMANCE HIGHLIGHTS                        WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF MAY 31, 2005)
--------------------------------------------------------------------------------

                                                     Including Sales Charge                    Excluding Sales Charge
                                               -----------------------------------       -----------------------------------
                                               6-Month*     1-Year    Life of Fund       6-Month*     1-Year    Life of Fund
Strategic Income Fund - Class A
      (Incept. Date 11/30/2000)                 (4.38)        4.08        9.17             0.13         8.99       10.29
Strategic Income Fund - Class B
      (Incept. Date 11/30/2000)                 (5.40)        2.81        8.65            (0.40)        7.81        8.98
Strategic Income Fund - Class C
      (Incept. Date 11/30/2000)                 (1.43)        6.77        8.94            (0.43)        7.77        8.94
Benchmark
  Lehman Brothers U.S. High Yield Index(2)                                                 0.64        10.28        9.49

*     RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS(3) (AS OF MAY 31, 2005)
--------------------------------------------------------------------------------
Portfolio Turnover                                                          76%
--------------------------------------------------------------------------------
Average Credit Quality(4)                                                   B3
--------------------------------------------------------------------------------
Weighted Average Coupon                                                   7.56%
--------------------------------------------------------------------------------
Estimated Weighted Average Maturity                                 9.00 Years
--------------------------------------------------------------------------------
Estimated Average Duration                                          3.63 Years
--------------------------------------------------------------------------------
Net Asset Value (NAV) (Class A, B, C)                   $10.23, $10.23, $10.21
--------------------------------------------------------------------------------
Distribution Rate(5) (Class A, B, C)                      5.88%,  5.41%,  5.42%
--------------------------------------------------------------------------------
30-Day SEC Yield(6) (Class A, B, C)                       6.14%,  5.70%,  5.70%


PORTFOLIO ALLOCATION(3) (AS OF MAY 31, 2005)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Corporate Bonds                                                             88%
Common Stocks                                                                3%
Cash Equivalents                                                             9%

GROWTH OF $10,000 INVESTMENT(7) (AS OF MAY 31, 2005)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                        STRATEGIC                 LEHMAN BROTHERS
                  INCOME FUND - CLASS A        U.S. HIGH YIELD INDEX
                  ---------------------        ---------------------
  11/30/2000               9550                       10,000
  12/31/2000              10049                       10,193
   1/31/2001              11374                       10,957
   2/28/2001              11436                       11,103
   3/31/2001              10938                       10,841
   4/30/2001              10855                       10,706
   5/31/2001              11094                       10,899
   6/30/2001              10696                       10,593
   7/31/2001              10739                       10,749
   8/31/2001              11021                       10,876
   9/30/2001              10040                       10,145
  10/31/2001              10127                       10,396
  11/30/2001              10645                       10,775
  12/31/2001              10749                       10,731
   1/31/2002              10853                       10,806
   2/28/2002              10544                       10,655
   3/31/2002              10839                       10,912
   4/30/2002              10823                       11,082
   5/31/2002              10657                       11,025
   6/30/2002               9960                       10,212
   7/31/2002               9450                        9,766
   8/31/2002               9557                       10,044
   9/30/2002               9465                        9,912
  10/31/2002               9281                        9,826
  11/30/2002              10009                       10,434
  12/31/2002              10060                       10,580
   1/31/2003              10236                       10,933
   2/28/2003              10392                       11,067
   3/31/2003              10758                       11,386
   4/30/2003              11456                       12,061
   5/31/2003              11540                       12,186
   6/30/2003              12063                       12,536
   7/31/2003              12108                       12,398
   8/31/2003              12179                       12,541
   9/30/2003              12612                       12,884
  10/31/2003              12935                       13,144
  11/30/2003              13071                       13,343
  12/31/2003              13418                       13,645
   1/31/2004              13860                       13,906
   2/29/2004              13769                       13,871
   3/31/2004              13866                       13,965
   4/30/2004              13834                       13,870
   5/31/2004              13615                       13,635
   6/30/2004              13755                       13,831
   7/31/2004              13920                       14,019
   8/31/2004              14106                       14,294
   9/30/2004              14320                       14,501
  10/31/2004              14578                       14,763
  11/30/2004              14819                       14,941
  12/31/2004              15023                       15,164
   1/31/2005              15035                       15,144
   2/28/2005              15289                       15,367
   3/31/2005              14896                       14,920
   4/30/2005              14660                       14,775
   5/31/2005              14838                       15,037

--------------------------------------------------------------------------------
(3) Portfolio holdings and characteristics are subject to change.

(4) The average credit quality is compiled from ratings from Standard & Poor's and/or Moody's Investors Services (together "rating agencies"). Standard & Poor's is a registered trademark of McGraw-Hill, Inc., and has been licensed.The Fund is not sponsored, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund.

(5) The distribution rate is based on the actual distributions made by the Fund.The distribution rate is calculated by annualizing the Fund's most recent income dividend and dividing that figure by the applicable current public offering price.

(6) SEC yields include the actual amount of interest earned adjusted by any gain or loss realized due to the return of principal,less expenses,and the maximum offering price calculated on a 30-day month-end basis.

(7) The chart compares the performance of the WELLS FARGO ADVANTAGE STRATEGIC INCOME FUND Class A shares for the life of the Fund with the Lehman Brothers U.S. High Yield Index.The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

WELLS FARGO ADVANTAGE INCOME FUNDS                        PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE TOTAL RETURN BOND FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE TOTAL RETURN BOND FUND (the Fund) seeks total return consisting of income and capital appreciation.

ADVISER                                SUB-ADVISER
    Wells Fargo Funds Management, LLC      Wells Capital Management Incorporated
FUND MANAGERS                          INCEPTION DATE
    Marie Chandoha                         6/30/1997
    Thomas O'Connor, CFA
    William Stevens

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Class A shares returned 6.19%(1), excluding sales charges, for the 12-month period ended May 31, 2005, underperforming its benchmark, the Lehman Brothers Aggregate Bond Index(2), which returned 6.82% for the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE AT THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 4.50%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS, INSTITUTIONAL CLASS AND CLASS Z SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      During the first half of the reporting period, corporate bonds were the strong contributors to the performance of the Fund, due to our holdings of companies that were de-leveraging or improving and not investing in the airline and auto parts sectors. In the mortgage sector, relative-value trades between collateralized mortgage obligations (CMOs), planned amortization class (PAC) bonds, and pass-throughs added to performance as we found many dislocations between the sectors. Late in 2004 and early in 2005, our overweighting, compared to the benchmark, in commercial mortgage-backed securities (CMBS) added to performance, as we took advantage of dislocations between CMBS, mortgages, and high credit-quality corporates, and the sector outperformed U.S. Treasuries.

      Detractors from Fund performance during the first half of the reporting period included General Motors, Telecom Italia, and Liberty Media. While our mortgage balloon pools contributed to performance early in the year, they detracted later in 2004.

      During the second half of the reporting period, several corporate holdings were, again, strong contributors to performance, in particular Cox and Time Warner. Our positioning in Russia bonds also benefited performance as Russia rallied on higher oil prices and its long-awaited upgrade to investment-grade paper by Standard & Poors rating agency. Our overweighting in 15-year Freddie Mac mortgage pools contributed to performance as the sector outperformed 30-year mortgage pools, which make up most of the mortgage component of the benchmark.

      A detractor from Fund performance in the second half of the reporting period was our overweighting in the corporate sector, specifically holdings in JC Penney, Liberty, and Limited. Being underweighted in the 15-year, 4.5% mortgage sector also detracted from performance.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      During the period, we kept the Fund's portfolio close to its benchmark in terms of duration and yield curve. We found opportunities in CMOs and specific mortgage pools, yet our overall positioning in mortgages was more conservative than the benchmark. We had larger investments in the corporate sector during most of the period, but reduced our corporate holdings as volatility and event risk rose in the sector in the second quarter of 2005. Our portfolio turnover was higher than average during the year as we found opportunities to add performance versus our benchmark through our relative value approach.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      We believe that long-term interest rates are currently low and could be vulnerable to an increase. On the other hand, if long-term interest rates drift lower, mortgage securities could be more vulnerable to another refinancing wave. While we think another refinancing wave may be more muted than prior ones, we believe that mortgage valuations are high. Given that potential backdrop, we are continuing to hold our mortgage positioning close to the benchmark, with a focus on more conservative mortgage instruments. In the corporate sector, we are rotating out of some higher-quality issues and into issues that have underperformed recently, like finance companies AIG and MBNA, and select utilities and real estate investment trusts (REITs). While we have limited interest rate, yield curve, and sector exposures versus the benchmark, we expect to continue to find dislocations on a security-specific level and seek to take advantage of them.

      BOND FUND VALUES FLUCTUATE IN RESPONSE TO THE FINANCIAL CONDITION OF INDIVIDUAL ISSUERS, CHANGES IN INTEREST RATES, AND GENERAL MARKET AND ECONOMIC CONDITIONS. THE FUND'S INVESTMENT PROCESS MAY, AT TIMES, RESULT IN A HIGHER THAN AVERAGE PORTFOLIO TURNOVER RATIO AND INCREASED TRADING EXPENSES, AND MAY GENERATE HIGHER SHORT-TERM CAPITAL GAINS. THE FUND IS EXPOSED TO FOREIGN OBLIGATIONS RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------
The views expressed are as of May 31,2005,and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE TOTAL RETURN BOND FUND.

(1) The Fund's Adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

      Performance shown for the Class A, Class B, Class C, Z, Administrator (formerly named Institutional Class), and Institutional Class (formerly named Select Class) shares of the WELLS FARGO ADVANTAGE TOTAL RETURN BOND FUND for periods prior to June 9, 2003, reflects the performance of the Class A, Class B, Class C, and Class R shares, respectively, of the Montgomery Total Return Bond Fund (the accounting survivor of a merger of the Montgomery Total Return Bond Fund and the WELLS FARGO ADVANTAGE TOTAL RETURN BOND FUND), its predecessor fund, adjusted to reflect applicable sales charges. Effective at the close of business on June 6, 2003, certain Montgomery Funds were reorganized into certain of the WELLS FARGO FUNDS(R). Performance for the Class A, Class B and Class C shares of the Fund for periods prior to October 31, 2001, reflects the performance of the predecessor fund's Class R shares, adjusted to reflect each Class's fees and

PERFORMANCE HIGHLIGHTS                        WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF MAY 31, 2005)
--------------------------------------------------------------------------------

                                                      Including Sales Charge                       Excluding Sales Charge
                                             -----------------------------------------    ----------------------------------------
                                             6-Month*   1-Year   5-Year   Life of Fund    6-Month*  1-Year    5-Year  Life of Fund
Total Return Bond Fund - Class A
      (Incept. Date 10/31/2001)               (2.00)     1.41      6.78       6.27          2.61      6.19     7.76        6.89
Total Return Bond Fund - Class B
      (Incept. Date 10/31/2001)               (2.77)     0.39      6.82       6.54          2.23      5.39     7.12        6.54
Total Return Bond Fund - Class C
      (Incept. Date 10/31/2001)                1.24      4.52      7.04       6.44          2.24      5.52     7.04        6.44
Total Return Bond Fund - Class Z
      (Incept. Date 4/08/2005)                                                              2.62      6.24     7.60        6.77
Total Return Bond Fund - Administrator Class
      (Incept. Date 6/30/1997)                                                              2.77      6.53     7.88        7.04
Total Return Bond Fund - Institutional Class
      (Incept. Date 10/31/2001)                                                             2.83      6.74     8.03        7.13
 Benchmark
  Lehman Brothers Aggregate Bond Index(2)                                                   2.90      6.82     7.73        6.89

*     RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

CHARACTERISTICS(3) (AS OF MAY 31, 2005)
--------------------------------------------------------------------------------
Portfolio Turnover                                                         767%
--------------------------------------------------------------------------------
Average Credit Quality(4)                                                   Aa
--------------------------------------------------------------------------------
Weighted Average Coupon                                                   5.09%
--------------------------------------------------------------------------------
Estimated Weighted Average Life                                     6.26 Years
--------------------------------------------------------------------------------
Estimated Average Duration                                          4.18 Years

CHARACTERISTICS(3) (AS OF MAY 31, 2005)
--------------------------------------------------------------------------------
Net Asset Value (NAV) (Class A, B, C, Z,
  Administrator, Institutional)   $12.62, $12.63, $12.57, $12.41, $12.41, $12.40

Distribution Rate(5) (Class A, B, C, Z,
  Administrator, Institutional)    3.40%,  2.81%,  2.83%,  3.58%,  3.83%,  4.11%

30-Day SEC Yield(6) (Class A, B, C, Z,
  Administrator, Institutional)    3.34%,  2.76%,  2.75%,  3.45%,  3.70%,  3.98%

PORTFOLIO ALLOCATION(3) (AS OF MAY 31, 2005)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

U.S. Government Agencies                                                    52%
Corporate Bonds                                                             16%
Repurchase Agreements                                                        1%
U.S. Treasury Bonds                                                          5%
U.S. Treasury Notes                                                         12%
Asset-Backed Securities                                                      7%
Collateralized Mortgage Securities                                           7%

GROWTH OF $10,000 INVESTMENT(7) (AS OF MAY 31, 2005)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                 TOTAL RETURN           TOTAL RETURN             LEHMAN BROTHERS
                 BOND FUND -             BOND FUND -                AGGREGATE
                   CLASS A           ADMINISTRATOR CLASS           BOND INDEX
                 ------------        -------------------         ---------------
  6/30/1997          9,550                  10,000                   10,000
  7/31/1997          9,812                  10,276                   10,270
  8/31/1997          9,715                  10,176                   10,182
  9/30/1997          9,864                  10,333                   10,332
 10/31/1997         10,015                  10,493                   10,482
 11/30/1997         10,061                  10,543                   10,530
 12/31/1997         10,135                  10,622                   10,636
  1/31/1998         10,272                  10,768                   10,773
  2/28/1998         10,258                  10,755                   10,765
  3/31/1998         10,299                  10,800                   10,802
  4/30/1998         10,331                  10,835                   10,858
  5/31/1998         10,449                  10,960                   10,961
  6/30/1998         10,549                  11,067                   11,054
  7/31/1998         10,564                  11,085                   11,078
  8/31/1998         10,768                  11,300                   11,258
  9/30/1998         10,997                  11,543                   11,521
 10/31/1998         10,910                  11,453                   11,461
 11/30/1998         10,934                  11,480                   11,526
 12/31/1998         10,997                  11,549                   11,560
  1/31/1999         11,070                  11,626                   11,643
  2/28/1999         10,880                  11,428                   11,440
  3/31/1999         10,965                  11,520                   11,503
  4/30/1999         10,985                  11,543                   11,539
  5/31/1999         10,894                  11,449                   11,438
  6/30/1999         10,866                  11,421                   11,402
  7/31/1999         10,840                  11,395                   11,353
  8/31/1999         10,839                  11,396                   11,348
  9/30/1999         10,943                  11,508                   11,479
 10/31/1999         10,962                  11,529                   11,522
 11/30/1999         10,960                  11,529                   11,521
 12/31/1999         10,911                  11,480                   11,465
  1/31/2000         10,912                  11,482                   11,428
  2/29/2000         11,047                  11,627                   11,566
  3/31/2000         11,187                  11,775                   11,718
  4/30/2000         11,161                  11,750                   11,685
  5/31/2000         11,141                  11,730                   11,679
  6/30/2000         11,384                  11,988                   11,922
  7/31/2000         11,485                  12,097                   12,031
  8/31/2000         11,636                  12,258                   12,205
  9/30/2000         11,754                  12,384                   12,282
 10/31/2000         11,785                  12,418                   12,363
 11/30/2000         11,968                  12,614                   12,566
 12/31/2000         12,204                  12,864                   12,800
  1/31/2001         12,377                  13,048                   13,010
  2/28/2001         12,482                  13,161                   13,123
  3/31/2001         12,561                  13,247                   13,188
  4/30/2001         12,490                  13,173                   13,133
  5/31/2001         12,570                  13,261                   13,212
  6/30/2001         12,619                  13,314                   13,262
  7/31/2001         12,912                  13,626                   13,559
  8/31/2001         13,043                  13,765                   13,715
  9/30/2001         13,226                  13,961                   13,876
 10/31/2001         13,491                  14,243                   14,166
 11/30/2001         13,270                  14,066                   13,970
 12/31/2001         13,347                  13,984                   13,881
  1/31/2002         13,425                  14,116                   13,993
  2/28/2002         13,565                  14,255                   14,129
  3/31/2002         13,315                  13,991                   13,894
  4/30/2002         13,563                  14,258                   14,164
  5/31/2002         13,669                  14,371                   14,284
  6/30/2002         13,755                  14,463                   14,408
  7/31/2002         13,950                  14,661                   14,582
  8/31/2002         14,178                  14,908                   14,828
  9/30/2002         14,424                  15,173                   15,068
 10/31/2002         14,340                  15,086                   14,999
 11/30/2002         14,358                  15,109                   14,995
 12/31/2002         14,656                  15,411                   15,305
  1/31/2003         14,683                  15,420                   15,318
  2/28/2003         14,899                  15,650                   15,530
  3/31/2003         14,866                  15,630                   15,518
  4/30/2003         15,003                  15,781                   15,646
  5/31/2003         15,315                  16,106                   15,937
  6/30/2003         15,262                  16,055                   15,905
  7/31/2003         14,735                  15,521                   15,371
  8/31/2003         14,863                  15,662                   15,472
  9/30/2003         15,265                  16,083                   15,882
 10/31/2003         15,119                  15,929                   15,735
 11/30/2003         15,144                  15,959                   15,773
 12/31/2003         15,297                  16,126                   15,933
  1/31/2004         15,412                  16,253                   16,061
  2/29/2004         15,574                  16,429                   16,235
  3/31/2004         15,697                  16,550                   16,357
  4/30/2004         15,315                  16,157                   15,932
  5/31/2004         15,247                  16,087                   15,868
  6/30/2004         15,314                  16,162                   15,958
  7/31/2004         15,470                  16,332                   16,116
  8/31/2004         15,751                  16,637                   16,424
  9/30/2004         15,794                  16,673                   16,468
 10/31/2004         15,912                  16,816                   16,607
 11/30/2004         15,778                  16,675                   16,474
 12/31/2004         15,907                  16,817                   16,625
  1/31/2005         16,003                  16,923                   16,730
  2/28/2005         15,920                  16,837                   16,631
  3/31/2005         15,815                  16,727                   16,547
  4/30/2005         16,014                  16,944                   16,770
  5/31/2005         16,191                  17,137                   16,951

--------------------------------------------------------------------------------
Institutional Class shares of the Fund for periods prior to October 31, 2001, reflects the performance of the predecessor fund's Class R shares, and includes expenses that are not applicable to the Institutional Class shares. Performance shown for the Administrator Class shares of the Fund for periods prior to June 9, 2003, reflects the performance of the predecessor fund's Class R shares. Because of its recent inception, performance shown for Class Z shares reflects the performance of the Fund's Administrator Class shares and includes expenses that are not applicable to and are lower than those of the Class Z shares. The Administrator Class shares' returns are substantially similar to what the Class Z shares would be because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the Classes do not have the same expenses.

      Prior to April 11, 2005, the WELLS FARGO ADVANTAGE TOTAL RETURN BOND FUND was named the Wells Fargo Montgomery Total Return Bond Fund.

(2) The Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Government/Corporate Index and the Mortgage-Backed Securities Index and includes U.S.Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities.You cannot invest directly in an index.

(3) Portfolio holdings and characteristics are subject to change.

(4) The average credit quality is compiled from ratings from Standard & Poor's and/or Moody's Investors Service (together "rating agencies"). Standard & Poor's is a registered trademark of McGraw-Hill, Inc., and has been licensed.The Fund is not sponsored, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund.

(5) The distribution rate is based on the actual distributions made by the Fund. The distribution rate is calculated by annualizing the Fund's most recent income dividend and dividing that figure by the applicable current public offering price.

(6) SEC yields include the actual amount of interest earned adjusted by any gain or loss realized due to the return of principal,less expenses,and the maximum offering price calculated on a 30-day month-end basis.

(7) The chart compares the performance of the WELLS FARGO ADVANTAGE TOTAL RETURN BOND FUND Class A and Administrator Class shares for the life of the Fund with the Lehman Brothers Aggregate Bond Index.The chart assumes a hypothetical $10,000 investment in Class A and Administrator Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum, initial sales charge of 4.50%.

WELLS FARGO ADVANTAGE INCOME FUNDS                        PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE ULTRA-SHORT DURATION BOND FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE ULTRA-SHORT DURATION BOND FUND (the Fund) seeks current income consistent with capital preservation.

ADVISER                                SUB-ADVISER
    Wells Fargo Funds Management, LLC      Wells Capital Management Incorporated
FUND MANAGERS                          INCEPTION DATE
    Jay N. Mueller, CFA                    3/31/1994
    Thomas M. Price, CFA

HOW DID THE FUND PERFORM OVER THE SEVEN-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Class A shares returned 1.05%(1) for the seven-month period ended May 31, 2005, excluding sales charges. The Fund outperformed the Citigroup 1-Year Treasury Benchmark-on-the-Run Index(2), which returned 0.86%, and the Lehman Brothers Short Treasury 9-12 Month Index(3), which returned 1.04%, for the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE AT - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 2.00%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.50%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. CLASS Z SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      Short-term interest rates are generally driven by expectations of Federal Reserve (the Fed) monetary policy, and this period has been no exception. During the period, overnight rates gradually rose 1.25%, causing market-based yields in the short-maturity range to rise in reaction to this rate increase. Intermediate-term yields increased less than shorter maturity yields, and long-term U.S. Treasury yields declined substantially during this period.

      Since the Fund concentrates its holdings in securities with relatively short maturities, the adverse movement at the front end of the yield curve created a difficult environment for the Fund. Therefore, we pursued a defensive approach, attempting to limit the impact of higher short-term rates by staying at the shorter end of our duration range, which ultimately helped the Fund outperform.

      Detracting from returns were specific holdings in the corporate sector, such as the short-term obligations of U.S. automakers Ford and General Motors. Concern over recent financial results and loss of market share in North America exerted downward pressure on the outstanding debt of these two automakers. While we are aware of these challenges facing the automakers, we see the generous yields presently offered by their short-term securities to be attractive on a risk-adjusted basis.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      In addition to a defensive strategy with respect to rates, we maintained the Fund's substantial commitments to the mortgage-backed and corporate bond sectors. Both categories generated incremental returns relative to U.S. government notes of comparable duration. In implementing our strategy of maintaining a relatively short-duration posture, we emphasized floating-rate securities, which typically exhibit less price sensitivity to rising rates than comparable fixed-rate bonds.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      We believe that the U.S. economy will grow at or above its long-term trend rate in coming quarters. This should permit a potential gradual improvement in employment conditions, which, in turn, may support incomes, consumption, and corporate profits. A source of concern, in contrast, is the persistent upward creep seen in most measures of inflation. Commodity prices, particularly energy costs, have risen most dramatically. But even indices that exclude energy and food prices, so-called `core' inflation, have ticked higher. Wages and benefit expenses are also rising, producing the most significant jump in unit labor costs since 2001. Such a backdrop makes it likely that the Fed may continue to increase overnight rate targets. In view of this potential occurrence, we expect to continue to lean in the direction of a defensive duration stance for the Fund.

      BOND FUND VALUES FLUCTUATE IN RESPONSE TO THE FINANCIAL CONDITION OF INDIVIDUAL ISSUERS, CHANGES IN INTEREST RATES, AND GENERAL MARKET AND ECONOMIC CONDITIONS. THE WELLS FARGO ADVANTAGE ULTRA-SHORT DURATION BOND FUND IS EXPOSED TO HIGH-YIELD SECURITIES RISK AND FOREIGN OBLIGATIONS RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------
The views expressed are as of May 31,2005,and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE ULTRA-SHORT DURATION BOND FUND.

(1) The Fund's Adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

      Performance shown for the Class A,Class B,Class C and Class Z shares of the WELLS FARGO ADVANTAGE ULTRA-SHORT DURATION BOND FUND for periods prior to April 11,2005, reflects the performance of the Class A,Class B,Class C and Class Z shares,respectively,of the Strong Advisor Short Duration Bond Fund,its predecessor fund. Effective at the close of business on April 8,2005,certain of the Strong Funds were reorganized into certain of the WELLS FARGO ADVANTAGE FUNDS.Performance shown for periods prior to November 30, 2000, for the Class A, Class B and Class C shares reflects the performance of the Class Z shares of the predecessor fund, adjusted to reflect the respective share classes sales charges and expenses.

(2) The Citigroup 1-Year Treasury Benchmark-on-the-Run Index is an unmanaged index generally representative of the average return on the one-year U.S. Treasury bills.You cannot invest directly in an index.

PERFORMANCE HIGHLIGHTS                        WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF MAY 31, 2005)
--------------------------------------------------------------------------------

                                                              Including Sales Charge                 Excluding Sales Charge
                                                       ------------------------------------    ----------------------------------
                                                       6-Month*   1-Year   5-Year   10-Year    6-Month*  1-Year   5-Year  10-Year
Ultra-short Duration Bond Fund - Class A                (0.90)    (0.28)    2.59     4.68       1.12      1.75     3.01    4.89
Ultra-short Duration Bond Fund - Class B                (0.80)    (0.61)    2.07     4.13       0.70      0.89     2.07    4.13
Ultra-short Duration Bond Fund - Class C                (0.30)    (0.10)    2.11     3.97       0.70      0.90     2.11    3.97
Ultra-short Duration Bond Fund - Class Z                                                        1.17      1.79     3.01    4.89
Benchmarks
  Citigroup 1-Year Treasury Benchmark-on-the-Run Index(2)                                       1.04      1.49     3.64    4.61
  Lehman Brothers Short Treasury 9-12 Month Index(3)                                            1.11      1.67     3.43    4.56

*     RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS(4) (AS OF MAY 31, 2005)
--------------------------------------------------------------------------------
Portfolio Turnover                                                           9%
--------------------------------------------------------------------------------
Average Credit Quality(5)                                                   A1
--------------------------------------------------------------------------------
Weighted Average Coupon                                                   5.23%
--------------------------------------------------------------------------------
Estimated Weighted Average Life                                     1.55 Years
--------------------------------------------------------------------------------
Estimated Average Duration                                          0.39 Years
--------------------------------------------------------------------------------
Net Asset Value (NAV) (Class A, B, C, Z)          $9.64,  $9.62,  $9.64, $9.61
--------------------------------------------------------------------------------
Distribution Rate(6) (Class A, B, C, Z)            3.25%,  2.57%,  2.57%, 3.15%
--------------------------------------------------------------------------------
30-Day SEC Yield(7) (Class A, B, C, Z)             2.73%,  2.04%,  2.05%, 2.62%

PORTFOLIO ALLOCATION(4) (AS OF MAY 31, 2005)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Collateralized Mortgage Securities                                          18%
U.S. Government Agencies                                                    25%
Cash Equivalents                                                             7%
Asset-Backed Securities                                                     25%
Corporate Bonds                                                             25%

GROWTH OF $10,000 INVESTMENT(8) (AS OF MAY 31, 2005)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                                              CITIGROUP 1-YEAR TREASURY    LEHMAN BROTHERS
               ULTRA-SHORT DURATION    ULTRA-SHORT DURATION      BENCHMARK-ON-THE-RUN       SHORT TREASURY
               BOND FUND - CLASS A     BOND FUND - CLASS Z               INDEX             9-12 MONTH INDEX
               --------------------    --------------------   -------------------------    ----------------
   5/31/1995           9800                   10000                     10,000                  10,000
   6/30/1995           9839                   10040                     10,058                  10,058
   7/31/1995           9935                   10138                     10,108                  10,109
   8/31/1995          10021                   10225                     10,157                  10,159
   9/30/1995          10078                   10283                     10,202                  10,205
  10/31/1995          10165                   10373                     10,259                  10,264
  11/30/1995          10243                   10452                     10,321                  10,323
  12/31/1995          10348                   10559                     10,381                  10,386
   1/31/1996          10487                   10701                     10,448                  10,451
   2/29/1996          10470                   10683                     10,461                  10,470
   3/31/1996          10544                   10760                     10,494                  10,504
   4/30/1996          10677                   10895                     10,530                  10,542
   5/31/1996          10718                   10936                     10,573                  10,584
   6/30/1996          10795                   11015                     10,631                  10,642
   7/31/1996          10863                   11085                     10,672                  10,685
   8/31/1996          10940                   11163                     10,724                  10,738
   9/30/1996          11092                   11318                     10,796                  10,808
  10/31/1996          11225                   11454                     10,878                  10,886
  11/30/1996          11350                   11582                     10,934                  10,942
  12/31/1996          11384                   11617                     10,971                  10,982
   1/31/1997          11501                   11736                     11,025                  11,035
   2/28/1997          11544                   11779                     11,065                  11,077
   3/31/1997          11536                   11772                     11,095                  11,106
   4/30/1997          11667                   11905                     11,162                  11,174
   5/31/1997          11753                   11993                     11,233                  11,240
   6/30/1997          11877                   12119                     11,299                  11,305
   7/31/1997          11955                   12199                     11,381                  11,380
   8/31/1997          12000                   12245                     11,421                  11,419
   9/30/1997          12141                   12389                     11,483                  11,485
  10/31/1997          11986                   12230                     11,547                  11,548
  11/30/1997          12012                   12258                     11,586                  11,588
  12/31/1997          12144                   12392                     11,641                  11,648
   1/31/1998          12136                   12384                     11,719                  11,725
   2/28/1998          12243                   12493                     11,750                  11,758
   3/31/1998          12328                   12579                     11,809                  11,814
   4/30/1998          12370                   12622                     11,863                  11,870
   5/31/1998          12397                   12650                     11,915                  11,925
   6/30/1998          12422                   12675                     11,971                  11,982
   7/31/1998          12556                   12812                     12,030                  12,039
   8/31/1998          12345                   12597                     12,127                  12,128
   9/30/1998          12413                   12666                     12,222                  12,227
  10/31/1998          12440                   12694                     12,287                  12,290
  11/30/1998          12564                   12821                     12,289                  12,307
  12/31/1998          12639                   12897                     12,327                  12,356
   1/31/1999          12680                   12938                     12,375                  12,404
   2/28/1999          12698                   12957                     12,388                  12,420
   3/31/1999          12808                   13069                     12,465                  12,492
   4/30/1999          12956                   13220                     12,511                  12,537
   5/31/1999          12977                   13242                     12,546                  12,573
   6/30/1999          13060                   13326                     12,605                  12,621
   7/31/1999          13112                   13380                     12,661                  12,677
   8/31/1999          13114                   13382                     12,698                  12,718
   9/30/1999          13187                   13456                     12,763                  12,787
  10/31/1999          13270                   13541                     12,797                  12,831
  11/30/1999          13343                   13615                     12,823                  12,864
  12/31/1999          13369                   13642                     12,852                  12,900
   1/31/2000          13386                   13659                     12,884                  12,945
   2/29/2000          13446                   13721                     12,948                  13,011
   3/31/2000          13506                   13782                     13,008                  13,075
   4/30/2000          13563                   13839                     13,083                  13,139
   5/31/2000          13619                   13896                     13,131                  13,197
   6/30/2000          13727                   14007                     13,234                  13,298
   7/31/2000          13814                   14096                     13,312                  13,370
   8/31/2000          13886                   14169                     13,393                  13,413
   9/30/2000          13987                   14272                     13,472                  13,492
  10/31/2000          14044                   14330                     13,538                  13,554
  11/30/2000          14060                   14347                     13,631                  13,643
  12/31/2000          14236                   14528                     13,765                  13,772
   1/31/2001          14431                   14713                     13,922                  13,923
   2/28/2001          14510                   14807                     13,993                  13,983
   3/31/2001          14565                   14863                     14,094                  14,079
   4/30/2001          14602                   14902                     14,158                  14,144
   5/31/2001          14708                   15002                     14,240                  14,225
   6/30/2001          14673                   14967                     14,278                  14,267
   7/31/2001          14832                   15134                     14,379                  14,357
   8/31/2001          14962                   15250                     14,442                  14,397
   9/30/2001          14960                   15258                     14,590                  14,529
  10/31/2001          15031                   15310                     14,683                  14,616
  11/30/2001          15002                   15279                     14,709                  14,641
  12/31/2001          14966                   15256                     14,738                  14,676
   1/31/2002          14935                   15222                     14,748                  14,691
   2/28/2002          14952                   15239                     14,794                  14,725
   3/31/2002          14867                   15151                     14,766                  14,702
   4/30/2002          14950                   15236                     14,866                  14,791
   5/31/2002          15004                   15290                     14,903                  14,822
   6/30/2002          15020                   15305                     14,983                  14,894
   7/31/2002          14956                   15239                     15,046                  14,946
   8/31/2002          15009                   15293                     15,059                  14,964
   9/30/2002          15060                   15344                     15,127                  15,023
  10/31/2002          15053                   15333                     15,162                  15,052
  11/30/2002          15114                   15407                     15,162                  15,057
  12/31/2002          15159                   15452                     15,224                  15,112
   1/31/2003          15207                   15498                     15,236                  15,124
   2/28/2003          15282                   15575                     15,261                  15,144
   3/31/2003          15311                   15604                     15,291                  15,169
   4/30/2003          15383                   15664                     15,309                  15,185
   5/31/2003          15408                   15693                     15,326                  15,201
   6/30/2003          15413                   15713                     15,356                  15,231
   7/31/2003          15339                   15637                     15,347                  15,225
   8/31/2003          15373                   15654                     15,362                  15,240
   9/30/2003          15434                   15718                     15,404                  15,285
  10/31/2003          15422                   15735                     15,399                  15,279
  11/30/2003          15441                   15738                     15,399                  15,281
  12/31/2003          15486                   15801                     15,448                  15,327
   1/31/2004          15519                   15817                     15,466                  15,347
   2/29/2004          15566                   15866                     15,495                  15,375
   3/31/2004          15598                   15898                     15,514                  15,393
   4/30/2004          15540                   15853                     15,472                  15,364
   5/31/2004          15522                   15834                     15,468                  15,363
   6/30/2004          15524                   15835                     15,464                  15,363
   7/31/2004          15544                   15855                     15,498                  15,394
   8/31/2004          15610                   15904                     15,543                  15,435
   9/30/2004          15628                   15941                     15,538                  15,434
  10/31/2004          15630                   15931                     15,565                  15,459
  11/30/2004          15619                   15932                     15,538                  15,448
  12/31/2004          15643                   15955                     15,563                  15,471
   1/31/2005          15697                   15991                     15,574                  15,488
   2/28/2005          15719                   16010                     15,573                  15,494
   3/31/2005          15710                   15998                     15,596                  15,522
   4/30/2005          15734                   16059                     15,651                  15,573
   5/31/2005          15795                   16119                     15,699                  15,621

--------------------------------------------------------------------------------
(3) The Lehman Brothers Short Treasury 9-12 Month Index includes aged U.S.Treasury bills,notes and bonds with a remaining maturity from 1 up to (but not including) 12 months. It excludes zero coupon strips.You cannot invest directly in an index.

(4) Portfolio holdings and characteristics are subject to change.

(5) The average credit quality is compiled from ratings from Standard & Poor's and/or Moody's Investors Service (together "rating agencies"). Standard & Poor's is a trademark of McGraw-Hill, Inc., and has been licensed. The Fund is not sponsored, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund.

(6) The distribution rate is based on the actual distributions made by the Fund.The distribution rate is calculated by annualizing the Fund's most recent income dividend and dividing that figure by the applicable current public offering price.

(7) SEC yields include the actual amount of interest earned adjusted by any gain or loss realized due to the return of principal,less expenses,and the maximum offering price, calculated on a 30-day month-end basis.

(8) The chart compares the performance of the WELLS FARGO ADVANTAGE ULTRA-SHORT DURATION BOND FUND Class A shares and Class Z shares for the most recent ten years with the Citigroup 1-Year Treasury Benchmark-on-the-Run Index and the Lehman Brothers Short Treasury 9-12 Month Index.The chart assumes a hypothetical investment of $10,000 in Class A shares and Class Z shares and reflects all operating expenses and,for Class A shares,assumes the maximum initial sales charge of 2.00%.

WELLS FARGO ADVANTAGE INCOME FUNDS                     FUND EXPENSES (UNAUDITED)
--------------------------------------------------------------------------------

      As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

      The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire six-month period (December 1, 2004 to May 31, 2005).

ACTUAL EXPENSES

      The "Actual" line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Actual" line under the heading entitled "Expenses Paid During Period" for your applicable class of shares to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The "Hypothetical" line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the "Hypothetical" line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of wning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                            Beginning       Ending
                                                             Account        Account        Expenses
                                                              Value          Value        Paid During       Net Annual
                                                            12/01/2004     5/31/2005       Period(1)      Expense Ratio
Diversified Bond Fund
------------------------------------------------------------------------------------------------------------------------
Diversified Bond Fund - Administrator Class
Actual                                                      $ 1,000.00     $ 1,026.50     $      3.54         0.70%
------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                    $ 1,000.00     $ 1,021.44     $      3.53         0.70%

High Yield Bond Fund
------------------------------------------------------------------------------------------------------------------------
High Yield Bond Fund - Class A
Actual                                                      $ 1,000.00     $   995.90     $      5.72         1.15%
------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                    $ 1,000.00     $ 1,019.20     $      5.79         1.15%
------------------------------------------------------------------------------------------------------------------------
High Yield Bond Fund - Class B
Actual                                                      $ 1,000.00     $   992.20     $      9.44         1.90%
------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                    $ 1,000.00     $ 1,015.46     $      9.55         1.90%
------------------------------------------------------------------------------------------------------------------------
High Yield Bond Fund - Class C
Actual                                                      $ 1,000.00     $   992.20     $      9.44         1.90%
------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                    $ 1,000.00     $ 1,015.46     $      9.55         1.90%

Income Plus Fund
------------------------------------------------------------------------------------------------------------------------
Income Plus Fund - Class A
Actual                                                      $ 1,000.00     $ 1,017.20     $      2.92         0.58%
------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                    $ 1,000.00     $ 1,022.04     $      2.92         0.58%
------------------------------------------------------------------------------------------------------------------------
Income Plus Fund - Class B
Actual                                                      $ 1,000.00     $ 1,012.50     $      6.62         1.32%
------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                    $ 1,000.00     $ 1,018.35     $      6.64         1.32%
------------------------------------------------------------------------------------------------------------------------
Income Plus Fund - Class C
Actual                                                      $ 1,000.00     $ 1,013.40     $      6.63         1.32%
------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                    $ 1,000.00     $ 1,018.35     $      6.64         1.32%

FUND EXPENSES (UNAUDITED)                     WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

                                                            Beginning       Ending
                                                             Account        Account        Expenses
                                                              Value          Value        Paid During       Net Annual
                                                            12/01/2004     5/31/2005       Period(1)      Expense Ratio
Inflation Protected Bond Fund
------------------------------------------------------------------------------------------------------------------------
Inflation Protected Bond Fund - Class A
Actual                                                      $ 1,000.00     $ 1,037.80     $      4.32         0.85%
------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                    $ 1,000.00     $ 1,020.69     $      4.28         0.85%
------------------------------------------------------------------------------------------------------------------------
Inflation Protected Bond Fund - Class B
Actual                                                      $ 1,000.00     $ 1,032.10     $      8.11         1.60%
------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                    $ 1,000.00     $ 1,016.95     $      8.05         1.60%
------------------------------------------------------------------------------------------------------------------------
Inflation Protected Bond Fund - Class C
Actual                                                      $ 1,000.00     $ 1,032.00     $      8.11         1.60%
------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                    $ 1,000.00     $ 1,016.95     $      8.05         1.60%
------------------------------------------------------------------------------------------------------------------------
Inflation Protected Bond Fund - Administrator Class
Actual                                                      $ 1,000.00     $ 1,038.20     $      3.10         0.61%
------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                    $ 1,000.00     $ 1,021.89     $      3.07         0.61%

Intermediate Government Income Fund
------------------------------------------------------------------------------------------------------------------------
Intermediate Government Income Fund - Class A
Actual                                                      $ 1,000.00     $ 1,018.90     $      4.78         0.95%
------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                    $ 1,000.00     $ 1,020.19     $      4.78         0.95%
------------------------------------------------------------------------------------------------------------------------
Intermediate Government Income Fund - Class B
Actual                                                      $ 1,000.00     $ 1,015.00     $      8.54         1.70%
------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                    $ 1,000.00     $ 1,016.45     $      8.55         1.70%
------------------------------------------------------------------------------------------------------------------------
Intermediate Government Income Fund - Class C
Actual                                                      $ 1,000.00     $ 1,015.00     $      8.54         1.70%
------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                    $ 1,000.00     $ 1,016.45     $      8.55         1.70%
------------------------------------------------------------------------------------------------------------------------
Intermediate Government Income Fund - Administrator Class
Actual                                                      $ 1,000.00     $ 1,021.10     $      3.53         0.70%
------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                    $ 1,000.00     $ 1,021.44     $      3.53         0.70%

Short Duration Bond Fund
------------------------------------------------------------------------------------------------------------------------
Short Duration Bond Fund - Class A
Actual                                                      $ 1,000.00     $ 1,008.10     $      4.31         0.86%
------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                    $ 1,000.00     $ 1,020.64     $      4.33         0.86%
------------------------------------------------------------------------------------------------------------------------
Short Duration Bond Fund - Class B
Actual                                                      $ 1,000.00     $ 1,004.30     $      8.05         1.61%
------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                    $ 1,000.00     $ 1,016.90     $      8.10         1.61%
------------------------------------------------------------------------------------------------------------------------
Short Duration Bond Fund - Class C
Actual                                                      $ 1,000.00     $ 1,005.30     $      8.00         1.60%
------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                    $ 1,000.00     $ 1,016.95     $      8.05         1.60%
------------------------------------------------------------------------------------------------------------------------
Short Duration Bond Fund - Administrator Class
Actual                                                      $ 1,000.00     $ 1,010.30     $      3.01         0.60%
------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                    $ 1,000.00     $ 1,021.94     $      3.02         0.60%
------------------------------------------------------------------------------------------------------------------------
Short Duration Bond Fund - Institutional Class
Actual(2)                                                   $ 1,000.00     $ 1,010.40     $      0.60         0.43%
------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                    $ 1,000.00     $ 1,022.79     $      2.17         0.43%


WELLS FARGO ADVANTAGE INCOME FUNDS                     FUND EXPENSES (UNAUDITED)
--------------------------------------------------------------------------------

                                                            Beginning       Ending
                                                             Account        Account        Expenses
                                                              Value          Value        Paid During       Net Annual
                                                            12/01/2004     5/31/2005       Period(1)      Expense Ratio
Stable Income Fund
------------------------------------------------------------------------------------------------------------------------
Stable Income Fund - Class A
Actual                                                      $ 1,000.00     $ 1,010.90     $      4.51         0.90%
------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                    $ 1,000.00     $ 1,020.44     $      4.53         0.90%
------------------------------------------------------------------------------------------------------------------------
Stable Income Fund - Class B
Actual                                                      $ 1,000.00     $ 1,007.10     $      8.26         1.65%
------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                    $ 1,000.00     $ 1,016.70     $      8.30         1.65%
------------------------------------------------------------------------------------------------------------------------
Stable Income Fund - Class C
Actual                                                      $ 1,000.00     $ 1,007.10     $      8.26         1.65%
------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                    $ 1,000.00     $ 1,016.70     $      8.30         1.65%
------------------------------------------------------------------------------------------------------------------------
Stable Income Fund - Administrator Class
Actual                                                      $ 1,000.00     $ 1,012.20     $      3.26         0.65%
------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                    $ 1,000.00     $ 1,021.69     $      3.28         0.65%

Strategic Income Fund
------------------------------------------------------------------------------------------------------------------------
Strategic Income Fund - Class A
Actual                                                      $ 1,000.00     $ 1,001.30     $      5.44         1.09%
------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                    $ 1,000.00     $ 1,019.50     $      5.49         1.09%
------------------------------------------------------------------------------------------------------------------------
Strategic Income Fund - Class B
Actual                                                      $ 1,000.00     $   996.00     $     10.75         2.16%
------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                    $ 1,000.00     $ 1,014.16     $     10.85         2.16%
------------------------------------------------------------------------------------------------------------------------
Strategic Income Fund - Class C
Actual                                                      $ 1,000.00     $   995.70     $     10.10         2.03%
------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                    $ 1,000.00     $ 1,014.81     $     10.20         2.03%

Total Return Bond Fund
------------------------------------------------------------------------------------------------------------------------
Total Return Bond Fund - Class A
Actual                                                      $ 1,000.00     $ 1,026.10     $      4.55         0.90%
------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                    $ 1,000.00     $ 1,020.44     $      4.53         0.90%
------------------------------------------------------------------------------------------------------------------------
Total Return Bond Fund - Class B
Actual                                                      $ 1,000.00     $ 1,022.30     $      8.32         1.65%
------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                    $ 1,000.00     $ 1,016.70     $      8.30         1.65%
------------------------------------------------------------------------------------------------------------------------
Total Return Bond Fund - Class C
Actual                                                      $ 1,000.00     $ 1,022.40     $      8.32         1.65%
------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                    $ 1,000.00     $ 1,016.70     $      8.30         1.65%
------------------------------------------------------------------------------------------------------------------------
Total Return Bond Fund - Class Z
Actual                                                      $ 1,000.00     $ 1,026.20     $      4.80         0.95%
------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                    $ 1,000.00     $ 1,020.19     $      4.78         0.95%
------------------------------------------------------------------------------------------------------------------------
Total Return Bond Fund - Administrator Class
Actual                                                      $ 1,000.00     $ 1,027.70     $      3.54         0.70%
------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                    $ 1,000.00     $ 1,021.44     $      3.53         0.70%
------------------------------------------------------------------------------------------------------------------------
Total Return Bond Fund - Institutional Class
Actual                                                      $ 1,000.00     $ 1,028.30     $      2.12         0.42%
------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                    $ 1,000.00     $ 1,022.84     $      2.12         0.42%

FUND EXPENSES (UNAUDITED)                     WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

                                                            Beginning       Ending
                                                             Account        Account        Expenses
                                                              Value          Value        Paid During       Net Annual
                                                            12/01/2004     5/31/2005       Period(1)      Expense Ratio
Ultra-Short Duration Bond Fund
------------------------------------------------------------------------------------------------------------------------
Ultra-Short Duration Bond Fund - Class A
Actual                                                      $ 1,000.00     $ 1,011.20     $      5.16         1.03%
------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                    $ 1,000.00     $ 1,019.80     $      5.19         1.03%
------------------------------------------------------------------------------------------------------------------------
Ultra-Short Duration Bond Fund - Class B
Actual                                                      $ 1,000.00     $ 1,007.00     $      9.36         1.87%
------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                    $ 1,000.00     $ 1,015.61     $      9.40         1.87%
------------------------------------------------------------------------------------------------------------------------
Ultra-Short Duration Bond Fund - Class C
Actual                                                      $ 1,000.00     $ 1,007.00     $      9.46         1.89%
------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                    $ 1,000.00     $ 1,015.51     $      9.50         1.89%
------------------------------------------------------------------------------------------------------------------------
Ultra-Short Duration Bond Fund - Class Z
Actual                                                      $ 1,000.00     $ 1,011.70     $      4.76         0.95%
------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                    $ 1,000.00     $ 1,020.19     $      4.78         0.95%

(1) Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

(2) This class commenced operations on April 11, 2005. Actual expenses shown for this class are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 51/365 (to reflect the period from April 11, 2005 to May 31, 2005).

WELLS FARGO ADVANTAGE INCOME FUNDS      PORTFOLIO OF INVESTMENTS -- MAY 31, 2005
--------------------------------------------------------------------------------

    DIVERSIFIED BOND FUND
--------------------------------------------------------------------------------

FACE/SHARE
AMOUNT          SECURITY NAME                                                       VALUE
INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS - 101.41%
        N/A     WELLS FARGO ADVANTAGE MANAGED FIXED INCOME PORTFOLIO            $  67,574,904
        N/A     WELLS FARGO ADVANTAGE STRATEGIC VALUE BOND PORTFOLIO               22,578,468
        N/A     WELLS FARGO ADVANTAGE TACTICAL MATURITY BOND PORTFOLIO             45,002,767

TOTAL INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS (COST $129,429,501)             135,156,139
                                                                                -------------
TOTAL INVESTMENTS IN SECURITIES
(COST $129,429,501)*                                 101.41%                    $ 135,156,139
OTHER ASSETS AND LIABILITIES, NET                     (1.41)                       (1,879,578)
                                                     ------                     -------------
TOTAL NET ASSETS                                     100.00%                    $ 133,276,561
                                                     ======                     =============

* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

THE ACCOMPANYING NOTES ARE INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS -- MAY 31, 2005      WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

    HIGH YIELD BOND FUND
-------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                    INTEREST RATE   MATURITY DATE         VALUE
CORPORATE BONDS & NOTES - 82.03%

AGRICULTURAL SERVICES - 0.30%
$    725,000  HINES NURSERIES INCORPORATED                                         10.25%        10/01/2011      $      746,750
                                                                                                                 --------------

AMUSEMENT & RECREATION SERVICES - 2.47%
     375,000  BOOTH CREEK SKI HOLDINGS                                             12.50         03/15/2007             375,000
     250,000  GOLFSMITH INTERNATIONAL INCORPORATED                                  8.38         10/15/2009             215,000
     220,000  HERBST GAMING INCORPORATED<<                                          7.00         11/15/2014             219,450
     775,000  MOHEGAN TRIBAL GAMING++                                               6.13         02/15/2013             774,031
   1,170,000  PARK PLACE ENTERTAINMENT CORPORATION                                  7.88         03/15/2010           1,292,850
      75,000  PARK PLACE ENTERTAINMENT CORPORATION                                  7.00         04/15/2013              81,938
     880,000  PENN NATIONAL GAMING INCORPORATED                                     6.88         12/01/2011             897,600
     100,000  RIVER ROCK ENTERTAINMENT AUTHORITY                                    9.75         11/01/2011             109,625
     500,000  SPEEDWAY MOTORSPORTS INCORPORATED                                     6.75         06/01/2013             512,500
     800,000  TOWN SPORTS INTERNATIONAL                                             9.63         04/15/2011             820,000
     850,000  WARNER MUSIC GROUP                                                    7.38         04/15/2014             845,750
                                                                                                                      6,143,744
                                                                                                                 --------------

APPAREL & ACCESSORY STORES - 1.13%
   1,000,000  GAP INCORPORATED                                                     10.30         12/15/2008           1,153,056
     200,000  LOEHMANNS CAPITAL CORPORATION+/-++                                   11.39         10/01/2011             204,000
     400,000  LOEHMANNS CAPITAL CORPORATION++                                      12.00         10/01/2011             416,000
   1,000,000  PAYLESS SHOESOURCE INCORPORATED<<                                     8.25         08/01/2013           1,037,500
                                                                                                                      2,810,556
                                                                                                                 --------------

APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS - 0.55%
   1,100,000  LEVI STRAUSS & COMPANY                                               12.25         12/15/2012           1,193,500
     175,000  PHILLIPS VAN-HEUSEN                                                   7.25         02/15/2011             180,250
                                                                                                                      1,373,750
                                                                                                                 --------------

AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS - 0.90%
     700,000  ASBURY AUTOMOTIVE GROUP INCORPORATED                                  9.00         06/15/2012             714,000
     465,000  GROUP 1 AUTOMOTIVE INCORPORATED                                       8.25         08/15/2013             467,325
      15,000  NEFF CORPORATION                                                     10.25         06/01/2008              15,000
   1,075,000  SONIC AUTOMOTIVE INCORPORATED SERIES B<<                              8.63         08/15/2013           1,054,844
                                                                                                                      2,251,169
                                                                                                                 --------------

AUTOMOTIVE REPAIR, SERVICES & PARKING - 0.54%
      85,000  FEDERAL-MOGUL CORPORATION^^                                           7.88         07/01/2010              19,550
     400,000  MERITOR AUTOMOTIVE INCORPORATED                                       6.80         02/15/2009             387,000
     950,000  UNITED RENTALS NORTH AMERICA INCORPORATED                             6.50         02/15/2012             934,562
                                                                                                                      1,341,112
                                                                                                                 --------------

BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS - 0.51%
     725,000  BEAZER HOMES USA INCORPORATED                                         8.38         04/15/2012             772,125
     260,000  MERITAGE HOMES CORPORATION++                                          6.25         03/15/2015             243,100
     245,000  WCI COMMUNITIES INCORPORATED                                          9.13         05/01/2012             254,800
                                                                                                                      1,270,025
                                                                                                                 --------------

BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS - 0.50%
     330,000  GOODMAN GLOBAL HOLDINGS+/-++                                          5.76         06/15/2012             315,150
     743,000  SUBURBAN PROPANE PARTNERS++                                           6.88         12/15/2013             698,420

WELLS FARGO ADVANTAGE INCOME FUNDS      PORTFOLIO OF INVESTMENTS -- MAY 31, 2005
--------------------------------------------------------------------------------

    HIGH YIELD BOND FUND
-------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                    INTEREST RATE   MATURITY DATE         VALUE
BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS (CONTINUED)
$    250,000  SUBURBAN PROPANE PARTNERS                                             6.88%        12/15/2013      $      235,000
                                                                                                                      1,248,570
                                                                                                                 --------------

BUSINESS SERVICES - 5.66%
     100,000  ADVANSTAR COMMUNICATIONS SERIES B<<                                  12.00         02/15/2011             105,250
     650,000  AFFINITY GROUP INCORPORATED                                           9.00         02/15/2012             653,250
     300,000  COUCHE-TARD US FINANCE                                                7.50         12/15/2013             312,000
   1,751,000  H&E EQUIPMENT FINANCE                                                12.50         06/15/2013           1,873,570
     340,000  IAAI FINANCE CORPORATION++                                           11.00         04/01/2013             349,070
   1,250,000  NATIONSRENT COMPANIES INCORPORATED++                                  9.50         05/01/2015           1,231,250
     650,000  NATIONSRENT INCORPORATED                                              9.50         10/15/2010             697,125
   1,000,000  OAKHILL SECURITY FUND II SERIES B1-A++                                8.57         10/15/2006           1,016,200
   3,078,000  SITEL CORPORATION                                                     9.25         03/15/2006           3,047,220
     450,000  SUNSTATE EQUIPMENT COMPANY LLC++                                     10.50         04/01/2013             452,250
     750,000  TERPHANE HOLDING CORPORATION++                                       12.50         06/15/2009             761,250
     850,000  VERTIS INCORPORATED                                                   9.75         04/01/2009             884,000
   1,765,000  VERTIS INCORPORATED++                                                13.50         12/07/2009           1,341,400
      65,000  VERTIS INCORPORATED SERIES B                                         10.88         06/15/2009              63,375
   1,000,000  VIRGIN RIVER CASINO CORPORATION++                                     9.00         01/15/2012           1,030,000
     250,000  WILLIAMS SCOTSMAN INCORPORATED                                       10.00         08/15/2008             270,000
                                                                                                                     14,087,210
                                                                                                                 --------------

CHEMICALS & ALLIED PRODUCTS - 0.52%
     500,000  MILLENNIUM AMERICA INCORPORATED                                       7.00         11/15/2006             510,000
     350,000  NALCO COMPANY                                                         8.88         11/15/2013             365,750
     435,000  PQ CORPORATION++<<                                                    7.50         02/15/2013             419,775
                                                                                                                      1,295,525
                                                                                                                 --------------

COAL MINING - 0.23%
     555,000  JAMES RIVER COAL COMPANY                                              9.38         06/01/2012             560,550
                                                                                                                 --------------

COMMUNICATIONS - 12.18%
     393,000  ADVANSTAR COMMUNICATIONS INCORPORATED+/-                             10.77         08/15/2008             414,615
     885,000  ADVANSTAR COMMUNICATIONS INCORPORATED                                10.75         08/15/2010             946,950
     140,000  AMERICAN MEDIA OPERATIONS INCORPORATED<<                              8.88         01/15/2011             142,800
     880,000  CCO HOLDINGS LLC/CAPITAL CORPORATION+++/-                             6.62         12/15/2010             866,800
   3,825,000  CHARTER COMMUNICATION OPT LLC CAPITAL++                               8.00         04/30/2012           3,825,000
   1,105,000  CHARTER COMMUNICATIONS HOLDINGS LLC CHARTER COMMUNICATIONS
              HOLDINGS CAPITAL CORPORATION<<                                        8.25         04/01/2007           1,066,325
     625,000  CINCINNATI BELL INCORPORATED++                                        7.00         02/15/2015             598,437
   1,800,000  CITIZENS COMMUNICATIONS COMPANY                                       9.25         05/15/2011           1,993,500
     500,000  CONSOLIDATED COMMUNICATION HOLDINGS++                                 9.75         04/01/2012             505,000
     550,000  CSC HOLDINGS INCORPORATED                                             7.88         12/15/2007             574,062
     125,000  CSC HOLDINGS INCORPORATED++                                           6.75         04/15/2012             127,188
     800,000  DOBSON CELLULAR SYSTEMS+/-++                                          7.96         11/01/2011             818,000
     775,000  DOBSON CELLULAR SYSTEMS++                                             8.38         11/01/2011             794,375
   2,500,000  DOBSON CELLULAR SYSTEMS++                                             9.88         11/01/2012           2,562,500
     650,000  EMMIS OPERATING COMPANY                                               6.88         05/15/2012             641,063
     475,000  FISHER COMMUNICATIONS INCORPORATED                                    8.63         09/15/2014             505,281
   2,600,000  HAWAIIAN TELCOM COMMUNICATIONS INCORPORATED+/-++                      8.71         05/01/2013           2,632,500
     900,000  HAWAIIAN TELCOM COMMUNICATIONS INCORPORATED++                        12.50         05/01/2015             936,000

PORTFOLIO OF INVESTMENTS -- MAY 31, 2005      WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

    HIGH YIELD BOND FUND
-------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                    INTEREST RATE   MATURITY DATE         VALUE
COMMUNICATIONS (CONTINUED)
$    160,000  INTELSAT BERMUDA LIMITED+/-++                                         7.81%        01/15/2012      $      162,400
     700,000  LODGENET ENTERTAINMENT CORPORATION                                    9.50         06/15/2013             752,500
     500,000  MCI INCORPORATED<<                                                    6.91         05/01/2007             508,125
     275,000  NEXSTAR FINANCE INCORPORATED<<                                        7.00         01/15/2014             252,313
     250,000  NEXTEL COMMUNICATIONS INCORPORATED                                    6.88         10/31/2013             265,625
   1,168,000  PANAMSAT CORPORATION                                                  9.00         08/15/2014           1,270,200
     100,000  QWEST COMMUNICATIONS INTERNATIONAL INCORPORATED++                     7.25         02/15/2011              96,750
   1,800,000  QWEST COMMUNICATIONS INTERNATIONAL INCORPORATED++                     7.50         02/15/2014           1,737,000
     250,000  QWEST CORPORATION++                                                   9.13         03/15/2012             271,250
     680,000  RURAL CELLULAR CORPORATION                                            9.88         02/01/2010             671,500
     400,000  RURAL CELLULAR CORPORATION                                            8.25         03/15/2012             409,000
     105,000  SINCLAIR BROADCAST GROUP INCORPORATED                                 8.75         12/15/2011             111,300
     870,000  SINCLAIR BROADCAST GROUP INCORPORATED                                 8.00         03/15/2012             902,625
     235,000  UBIQUITEL OPERATING COMPANY                                           9.88         03/01/2011             253,800
   2,800,000  VALOR TELECOM ENTERPRISE++                                            7.75         02/15/2015           2,723,000
                                                                                                                     30,337,784
                                                                                                                 --------------

DEPOSITORY INSTITUTIONS - 1.22%
   1,290,000  CAPITAL ONE FINANCIAL CORPORATION                                     7.25         05/01/2006           1,327,077
   1,650,000  CHEVY CHASE BANK FSB                                                  6.88         12/01/2013           1,707,750
                                                                                                                      3,034,827
                                                                                                                 --------------

EATING & DRINKING PLACES - 5.58%
   3,495,000  BUFFETS INCORPORATED<<                                               11.25         07/15/2010           3,460,050
     620,000  CARROLS CORPORATION++                                                 9.00         01/15/2013             629,300
   2,495,000  EL POLLO LOCO INCORPORATED                                            9.25         12/15/2009           2,507,475
   1,000,000  FRIENDLY ICE CREAM CORPORATION<<                                      8.38         06/15/2012             940,000
     175,000  NE RESTAURANT COMPANY INCORPORATED                                   10.75         07/15/2008             164,500
   2,500,000  O'CHARLEYS INCORPORATED                                               9.00         11/01/2013           2,637,500
     715,000  PERKINS FAMILY RESTAURANTS LIMITED PARTNERSHIP SERIES B              10.13         12/15/2007             722,150
     925,000  PIERRE FOODS INCORPORATED                                             9.88         07/15/2012             931,937
   1,850,000  REAL MEX RESTAURANTS INCORPORATED++                                  10.50         04/01/2010           1,910,125
                                                                                                                     13,903,037
                                                                                                                 --------------

ELECTRIC, GAS & SANITARY SERVICES - 1.55%
     500,000  ALLIED WASTE NORTH AMERICA<<                                          6.50         11/15/2010             488,750
     550,000  ALLIED WASTE NORTH AMERICA                                            6.38         04/15/2011             525,250
   2,810,000  ALLIED WASTE NORTH AMERICA++                                          7.25         03/15/2015           2,711,650
     150,000  FERRELLGAS PARTNERS LIMITED PARTNERSHIP                               6.75         05/01/2014             139,500
                                                                                                                      3,865,150
                                                                                                                 --------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
  EQUIPMENT - 0.58%
   1,470,000  COMMUNICATIONS AND POWER INDUSTRIAL                                   8.00         02/01/2012           1,440,600
                                                                                                                 --------------

ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES - 1.87%
     800,000  CORNELL COMPANIES INCORPORATED                                       10.75         07/01/2012             808,000
   2,481,000  FOSTER WHEELER LLC SERIES A                                          10.36         09/15/2011           2,549,227
   1,155,000  URS CORPORATION                                                      11.50         09/15/2009           1,299,375
                                                                                                                      4,656,602
                                                                                                                 --------------

WELLS FARGO ADVANTAGE INCOME FUNDS      PORTFOLIO OF INVESTMENTS -- MAY 31, 2005
--------------------------------------------------------------------------------

    HIGH YIELD BOND FUND
-------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                    INTEREST RATE   MATURITY DATE         VALUE
FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 0.23%
$    180,000  MUELLER GROUP INCORPORATED+/-                                         7.49%        11/01/2011      $      183,600
     400,000  VALMONT INDUSTRIES INCORPORATED<<                                     6.88         05/01/2014             400,000
                                                                                                                        583,600
                                                                                                                 --------------

FOOD & KINDRED PRODUCTS - 2.31%
     440,000  B&G FOODS HOLDING CORPORATION                                         8.00         10/01/2011             455,400
     425,000  DEAN FOODS COMPANY                                                    6.63         05/15/2009             438,281
   1,090,000  DOANE PET CARE COMPANY                                                9.75         05/15/2007           1,062,750
      76,000  DOLE FOODS COMPANY INCORPORATED                                       8.63         05/01/2009              80,560
     500,000  DOLE FOODS COMPANY INCORPORATED                                       7.25         06/15/2010             507,500
     965,000  MRS. FIELDS FAMOUS BRANDS LLC<<                                      11.50         03/15/2011             916,750
     130,000  REDDY ICE GROUP INCORPORATED                                          8.88         08/01/2011             145,418
   3,075,000  WINN-DIXIE++<<                                                        8.18         09/01/2024           2,152,500
                                                                                                                      5,759,159
                                                                                                                 --------------

FOOD STORES - 0.77%
     250,000  DOANE PET CARE COMPANY                                               10.75         03/01/2010             264,375
     221,000  DOMINO'S INCORPORATED                                                 8.25         07/01/2011             232,050
     800,000  STATER BROTHERS HOLDINGS<<                                            8.13         06/15/2012             778,000
     650,000  UNO RESTAURANT HOLDINGS CORPORATION++                                10.00         02/15/2011             637,000
                                                                                                                      1,911,425
                                                                                                                 --------------

GENERAL MERCHANDISE STORES - 0.79%
   1,460,000  ALH FINANCE LLC/ALH FINANCE CORPORATION<<                             8.50         01/15/2013           1,365,100
     600,000  JEAN COUTU GROUP INCORPORATED<<                                       7.63         08/01/2012             612,000
                                                                                                                      1,977,100
                                                                                                                 --------------

HEALTH SERVICES - 1.75%
     355,000  AMR HOLDINGS COMPANY/EMCARE HOLDINGS COMPANY++                       10.00         02/15/2015             370,975
     350,000  HEALTHSOUTH CORPORATION<<                                             6.88         06/15/2005             350,000
     649,000  KINETIC CONCEPTS INCORPORATED                                         7.38         05/15/2013             668,470
   1,050,000  MAGELLAN HEALTH SERVICES INCORPORATED SERIES A                        9.38         11/15/2008           1,115,625
   1,600,000  TEAM HEALTH INCORPORATED                                              9.00         04/01/2012           1,636,000
     225,000  UNIVERSAL HOSPITAL SERVICES INCORPORATED                             10.13         11/01/2011             227,250
                                                                                                                      4,368,320
                                                                                                                 --------------

HOLDING & OTHER INVESTMENT OFFICES - 4.71%
     810,000  ALAMOSA DELAWARE INCORPORATED                                         8.50         01/31/2012             844,425
   3,250,000  BF SAUL REIT                                                          7.50         03/01/2014           3,363,750
   2,000,000  FELCOR LODGING LIMITED PARTNERSHIP+/-                                 6.87         06/01/2011           2,055,000
   1,735,000  PCA FINANCE CORPORATION                                              11.88         08/01/2009           1,388,000
   1,155,000  PENHALL INTERNATIONAL CORPORATION                                    12.00         08/01/2006           1,143,450
   2,875,000  SHERIDAN ACQUISITION CORPORATION                                     10.25         08/15/2011           2,946,875
                                                                                                                     11,741,500
                                                                                                                 --------------

HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES - 0.55%
     935,000  LEVITZ HOME FURNISHINGS++                                            12.50         11/01/2011             701,250
     555,000  MOVIE GALLERY INCORPORATED++<<                                       11.00         05/01/2012             573,038
     100,000  NORCRAFT FINANCE CORPORATION                                          9.00         11/01/2011             100,500
                                                                                                                      1,374,788
                                                                                                                 --------------

PORTFOLIO OF INVESTMENTS -- MAY 31, 2005      WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------


    HIGH YIELD BOND FUND
-------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                    INTEREST RATE   MATURITY DATE         VALUE
HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES - 3.83%
$  1,350,000  AZTAR CORPORATION                                                     9.00%        08/15/2011      $    1,461,375
     676,000  HMH PROPERTIES INCORPORATED SERIES B                                  7.88         08/01/2008             687,830
     500,000  LA QUINTA PROPERTIES                                                  7.27         02/26/2007             516,250
     300,000  MANDALAY RESORT GROUP                                                 6.50         07/31/2009             305,250
     325,000  MANDALAY RESORT GROUP                                                 6.38         12/15/2011             326,625
     350,000  MERISTAR HOSPITALITY CORPORATION                                      9.13         01/15/2011             357,875
   1,450,000  MGM MIRAGE INCORPORATED                                               6.00         10/01/2009           1,448,187
      25,000  MGM MIRAGE INCORPORATED                                               6.75         09/01/2012              25,563
   1,800,000  STATION CASINOS INCORPORATED<<                                        6.00         04/01/2012           1,804,500
     680,000  STATION CASINOS INCORPORATED<<                                        6.50         02/01/2014             688,500
     989,910  TRUMP ENTERTAINMENT RESORTS HOLDINGS                                  8.50         06/01/2015             962,687
   1,000,000  WYNN LAS VEGAS LLC CORPORATION++                                      6.63         12/01/2014             960,000
                                                                                                                      9,544,642
                                                                                                                 --------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 0.92%
   1,200,000  COLUMBUS MCKINNON CORPORATION NY                                     10.00         08/01/2010           1,284,000
   1,725,000  FEDDERS NORTH AMERICA INCORPORATED                                    9.88         03/01/2014           1,017,750
                                                                                                                      2,301,750
                                                                                                                 --------------

JUSTICE, PUBLIC ORDER & SAFETY - 0.17%
     430,000  CORRECTIONS CORPORATION OF AMERICA++                                  6.25         03/15/2013             416,025
                                                                                                                 --------------

MACHINERY - 0.84%
     400,000  JLG INDUSTRIES INCORPORATED                                           8.25         05/01/2008             420,000
   1,605,000  JLG INDUSTRIES INCORPORATED<<                                         8.38         06/15/2012           1,661,175
                                                                                                                      2,081,175
                                                                                                                 --------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL &
 OPTICAL GOODS - 0.65%
     375,000  HANGER ORTHOPEDIC GROUP<<                                            10.38         02/15/2009             350,625
   1,250,000  ITRON INCORPORATED                                                    7.75         05/15/2012           1,271,875
                                                                                                                      1,622,500
                                                                                                                 --------------

METAL MINING - 0.78%
     365,000  NEENAH PAPER INCORPORATED++                                           7.38         11/15/2014             353,594
   1,440,000  USEC INCORPORATED                                                     6.63         01/20/2006           1,432,800
     200,000  WISE METALS GROUP LLC<<                                              10.25         05/15/2012             165,000
                                                                                                                      1,951,394
                                                                                                                 --------------

MISCELLANEOUS MANUFACTURING INDUSTRIES - 2.97%
   1,075,000  AFFINIA GROUP INCORPORATED++                                          9.00         11/30/2014             881,500
   2,465,000  BOMBARDIER INCORPORATED++                                             6.75         05/01/2012           2,267,800
     500,000  IMCO RECYCLING INCORPORATED                                          10.38         10/15/2010             555,000
     685,000  JACUZZI BRANDS INCORPORATED                                           9.63         07/01/2010             739,800
   2,260,000  OWENS-ILLINOIS INCORPORATED<<                                         7.50         05/15/2010           2,384,300
     605,000  VISTEON CORPORATION<<                                                 8.25         08/01/2010             559,625
                                                                                                                      7,388,025
                                                                                                                 --------------

MISCELLANEOUS RETAIL - 2.41%
     660,000  AMERIGAS PARTNERS LP++                                                7.25         05/20/2015             663,300
   1,360,000  BLOCKBUSTER INCORPORATED++                                            9.00         09/01/2012           1,278,400
   2,300,000  DENNY'S CORPORATION/DENNY'S HOLDINGS INCORPORATED<<                  10.00         10/01/2012           2,317,250
   1,000,000  DILLARD'S INCORPORATED AR<<                                           7.38         06/01/2006           1,022,500

WELLS FARGO ADVANTAGE INCOME FUNDS      PORTFOLIO OF INVESTMENTS -- MAY 31, 2005
--------------------------------------------------------------------------------

    HIGH YIELD BOND FUND
-------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                    INTEREST RATE   MATURITY DATE         VALUE

MISCELLANEOUS RETAIL (CONTINUED)
$    675,000  PEP BOYS-MANNY MOE & JACK SERIES MTNB                                 6.92%        07/07/2006      $      675,844
      35,000  REMINGTON ARMS COMPANY INCORPORATED<<                                10.50         02/01/2011              33,425
                                                                                                                      5,990,719
                                                                                                                 --------------

MOTION PICTURES - 1.52%
   1,350,000  CINEMARK INCORPORATED^                                                9.75         03/15/2014             948,375
     462,000  MARQUEE INCORPORATED+/-++                                             7.52         08/15/2010             482,790
     881,000  MARQUEE INCORPORATED++                                                8.63         08/15/2012             920,645
   1,410,000  MUZAK FINANCE CORPORATION LLC<<                                      10.00         02/15/2009           1,128,000
     927,000  MUZAK FINANCE CORPORATION LLC (SUBORDINATED BOND)+/-                 13.00         03/15/2010             317,498
                                                                                                                      3,797,308
                                                                                                                 --------------

NON-DEPOSITORY CREDIT INSTITUTIONS - 2.24%
   2,510,000  FORD MOTOR CREDIT COMPANY<<                                           7.25         10/25/2011           2,371,468
     800,000  GENERAL MOTORS ACCEPTANCE CORPORATION<<                               6.75         12/01/2014             678,543
   2,310,000  H&E EQUIPMENT/FINANCE                                                11.13         06/15/2012           2,523,675
                                                                                                                      5,573,686
                                                                                                                 --------------

NONCLASSIFIABLE ESTABLISHMENTS - 0.32%
     733,000  INTERLINE BRANDS INCORPORATED                                        11.50         05/15/2011             806,300
                                                                                                                 --------------

OIL & GAS EXTRACTION - 0.31%
     255,000  CHESAPEAKE ENERGY CORPORATION++                                       6.63         01/15/2016             263,606
      20,000  DELTA PETROLEUM CORPORATION++                                         7.00         04/01/2015              18,400
     515,000  MARKWEST ENERGY++                                                     6.88         11/01/2014             491,825
                                                                                                                        773,831
                                                                                                                 --------------

PAPER & ALLIED PRODUCTS - 2.57%
     725,000   ABITIBI-CONSOLIDATED INCORPORATED                                    6.95         04/01/2008             708,687
     500,000   ABITIBI-CONSOLIDATED INCORPORATED                                    8.55         08/01/2010             506,250
   1,000,000   BUCKEYE TECHNOLOGIES INCORPORATED                                    8.00         10/15/2010             950,000
   1,050,000   CELLU TISSUE HOLDINGS                                                9.75         03/15/2010           1,057,875
     600,000   CONSOLIDATED CONTAINER COMPANY^                                      9.00         06/15/2009             468,000
     350,000   DONOHUE FOREST PRODUCTS                                              7.63         05/15/2007             350,000
     400,000   GRAHAM PACKAGING COMPANY++                                           8.50         10/15/2012             402,000
     985,000   GRAHAM PACKAGING COMPANY++                                           9.88         10/15/2014             977,613
     580,000   NEWPAGE CORPORATION++                                               10.00         05/01/2012             566,950
     415,000   TERPHANE HOLDING CORPORATION++                                      12.50         06/15/2009             421,225
                                                                                                                      6,408,600
                                                                                                                 --------------

PERSONAL SERVICES - 1.70%
     270,000  CHURCH & DWIGHT COMPANY INCORPORATED++                                6.00         12/15/2012             270,000
   2,627,000  COINMACH CORPORATION                                                  9.00         02/01/2010           2,692,675
     350,000  SERVICE CORPORATION INTERNATIONAL                                     6.88         10/01/2007             367,500
     910,000  SERVICE CORPORATION INTERNATIONAL                                     6.75         04/01/2016             900,900
                                                                                                                      4,231,075
                                                                                                                 --------------

PETROLEUM REFINING & RELATED INDUSTRIES - 0.35%
     850,000  EL PASO CGP COMPANY<<                                                 6.50         05/15/2006             854,250
      17,000  GIANT INDUSTRIES INCORPORATED                                        11.00         05/15/2012              19,125
                                                                                                                        873,375
                                                                                                                 --------------

PORTFOLIO OF INVESTMENTS -- MAY 31, 2005      WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

    HIGH YIELD BOND FUND
-------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                    INTEREST RATE   MATURITY DATE         VALUE

PIPELINES, EXCEPT NATURAL GAS - 0.27%
$    220,000  HOLLY ENERGY PARTNERS LIMITED PARTNERSHIP++                           6.25%        03/01/2015      $      210,100
     450,000  TRANSMONTAIGNE INCORPORATED                                           9.13         06/01/2010             459,000
                                                                                                                        669,100
                                                                                                                 --------------

PRINTING, PUBLISHING & ALLIED INDUSTRIES - 5.57%
     545,000  AMERICAN COMMERCIAL LINES FINANCE++                                   9.50         02/15/2015             562,712
     765,000  AMERICAN GREETINGS CORPORATION                                        6.10         08/01/2028             782,212
     935,000  AMERICAN MEDIA OPERATIONS SERIES B                                   10.25         05/01/2009             963,050
     350,000  CADMUS COMMUNICATIONS CORPORATION                                     8.38         06/15/2014             355,687
     911,000  DEX MEDIA WEST LLC/DEX MEDIA FINANCE COMPANY SERIES B                 9.88         08/15/2013           1,040,818
   2,225,000  HOUGHTON MIFFLIN COMPANY<<                                            9.88         02/01/2013           2,325,125
     725,000  HOUGHTON MIFFLIN COMPANY^<<                                          11.49         10/15/2013             496,625
   1,470,000  MAIL WELL I CORPORATION                                               9.63         03/15/2012           1,576,575
     650,000  MEDIANEWS GROUP INCORPORATED                                          6.88         10/01/2013             630,500
     198,592  MERRILL CORPORATION SERIES A+/-                                      12.00         05/01/2009             210,508
     959,024  MERRILL CORPORATION SERIES B+/-                                      12.00         05/01/2009           1,016,565
   2,304,000  PRIMEDIA INCORPORATED<<                                               7.63         04/01/2008           2,321,280
     525,000  PRIMEDIA INCORPORATED                                                 8.88         05/15/2011             551,250
     825,000  PRIMEDIA INCORPORATED                                                 8.00         05/15/2013             827,063
     220,000  RIDDELL BELL HOLDINGS++                                               8.38         10/01/2012             220,000
                                                                                                                     13,879,970
                                                                                                                 --------------

REAL ESTATE - 2.34%
   1,315,000  FELCOR SUITES LIMITED PARTNERSHIP                                     7.63         10/01/2007           1,365,956
     400,000  HOST MARRIOTT LIMITED PARTNERSHIP                                     7.13         11/01/2013             412,000
   1,615,000  HOST MARRIOTT LIMITED PARTNERSHIP SERIES I                            9.50         01/15/2007           1,719,975
     405,000  HOST MARRIOTT LIMITED PARTNERSHIP SERIES M                            7.00         08/15/2012             416,138
   1,925,000  THORNBURG MORTGAGE INCORPORATED                                       8.00         05/15/2013           1,915,375
                                                                                                                      5,829,444
                                                                                                                 --------------

RUBBER & MISCELLANEOUS PLASTICS PRODUCTS - 0.83%
     705,000  AEP INDUSTRIES INCORPORATED++                                         7.88         03/15/2013             704,100
     380,000  COOPER STANDARD AUTOMOTIVE++                                          7.00         12/15/2012             354,350
   1,000,000  GEO SUB CORPORATION                                                  11.00         05/15/2012           1,005,000
                                                                                                                      2,063,450
                                                                                                                 --------------

TEXTILE MILL PRODUCTS - 0.53%
     500,000  COLLINS & AIKMAN FLOOR COVER SERIES B                                 9.75         02/15/2010             525,000
     725,000  INVISTA++                                                             9.25         05/01/2012             787,531
                                                                                                                      1,312,531
                                                                                                                 --------------

TOBACCO PRODUCTS - 0.31%
     350,000  RJ REYNOLDS TOBACCO HOLDINGS INCORPORATED<<                           7.25         06/01/2012             350,875
     400,000  RJ REYNOLDS TOBACCO HOLDINGS INCORPORATED SERIES B                    7.75         05/15/2006             408,500
                                                                                                                        759,375
                                                                                                                 --------------

TRANSPORTATION BY AIR - 0.33%
   1,175,000  EVERGREEN INTERNATIONAL AVIATION INCORPORATED<<                      12.00         05/15/2010             816,625
                                                                                                                 --------------

TRANSPORTATION EQUIPMENT - 1.98%
     250,000  DELCO REMY INTERNATIONAL INCORPORATED                                 8.63         12/15/2007             241,250
     100,000  DELCO REMY INTERNATIONAL INCORPORATED+/-<<                            7.14         04/15/2009              99,500

WELLS FARGO ADVANTAGE INCOME FUNDS      PORTFOLIO OF INVESTMENTS -- MAY 31, 2005
--------------------------------------------------------------------------------

    HIGH YIELD BOND FUND
-------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                    INTEREST RATE   MATURITY DATE         VALUE
TRANSPORTATION EQUIPMENT (CONTINUED)
$  1,365,000  DELPHI CORPORATION<<                                                  6.55%        06/15/2006      $    1,313,813
     985,000  EAGLE-PICHER INDUSTRIES INCORPORATED^^<<                              9.75         09/01/2013             659,950
     660,000  FEDERAL-MOGUL CORPORATION^^                                           8.80         04/15/2007             151,800
     735,000  FEDERAL-MOGUL CORPORATION^^<<                                         7.50         01/15/2009             169,050
     755,000  GENERAL MOTORS ACCEPTANCE CORPORATION<<                               6.13         09/15/2006             752,364
     200,000  GENERAL MOTORS ACCEPTANCE CORPORATION<<                               5.13         05/09/2008             185,611
     835,000  GREENBRIER COMPANIES INCORPORATED++                                   8.38         05/15/2015             837,088
     194,000  LAZYDAYS RV CENTER INCORPORATED                                      11.75         05/15/2012             198,850
     293,000  TRW AUTOMOTIVE INCORPORATED                                           9.38         02/15/2013             316,440
                                                                                                                      4,925,716
                                                                                                                 --------------

TRANSPORTATION SERVICES - 0.03%
      70,000  TRAILER BRIDGE INCORPORATED++                                         9.25         11/15/2011              70,088
                                                                                                                 --------------

WATER TRANSPORTATION - 0.20%
     500,000  OMI CORPORATION                                                       7.63         12/01/2013             495,000
                                                                                                                 --------------

WHOLESALE TRADE-DURABLE GOODS - 0.66%
     650,000  DURA OPERATING CORPORATION SERIES B<<                                 8.63         04/15/2012             585,000
     295,000  OWENS & MINOR INCORPORATED                                            8.50         07/15/2011             314,913
     900,000  VISTEON CORPORATION<<                                                 7.00         03/10/2014             751,500
                                                                                                                      1,651,413
                                                                                                                 --------------

TOTAL CORPORATE BONDS & NOTES (COST $204,959,766)                                                                   204,315,970
                                                                                                                 --------------

FOREIGN CORPORATE BONDS - 1.88%
     690,000  BRITISH SKY BROADCASTING GROUP PLC                                    8.20         07/15/2009             778,475
     832,000  CROWN CORK & SEAL FINANCE PLC<<                                       7.00         12/15/2006             852,800
   1,050,000  BOMBARDIER RECREATIONAL PRODUCTS INCORPORATED                         8.38         12/15/2013           1,102,500
   1,105,000  INTELSAT LIMITED                                                      5.25         11/01/2008           1,002,787
     875,000  MAAX CORPORATION                                                      9.75         06/15/2012             789,688
     140,000  ROGERS WIRELESS INCORPORATED<<                                        7.25         12/15/2012             149,800

TOTAL FOREIGN CORPORATE BONDS (COST $4,758,152)                                                                       4,676,020
                                                                                                                 --------------

TERM LOANS - 11.89%
   1,822,279  24 HOUR FITNESS TERM LOAN B+++/-                                      6.25         07/01/2009           1,822,279
   1,287,000  ALLIANCE LAUNDRY TERM LOAN+/-++                                       5.12         01/25/2012           1,296,652
     825,000  ARROW GROUP INDUSTRIES INCORPORATED TERM LOAN A+++/-                  9.75         04/01/2010             825,000
     550,000  ARROW GROUP INDUSTRIES INCORPORATED TERM LOAN B+++/-                 14.25         10/01/2010             550,000
     910,112  CARROLS CORPORATION TERM LOAN B+++/-                                  5.63         12/31/2010             910,868
   1,771,688  CHARTER COMMUNICATIONS OPERATING LLC TERM LOAN B+++/-                 6.44         04/07/2011           1,756,186
     547,250  COLLINS & AIKMAN TRANCHE B-1 TERM LOAN+++/-                           7.94         08/31/2011             500,734
     377,150  CONSOLIDATED CONTAINER TERM LOAN+/-++                                 6.68         12/15/2008             380,921
     324,188  DEL LABORATORIES TERM LOAN B+/-++                                     5.28         07/26/2011             321,756
   1,500,000  DENNY'S CORPORATION 2ND LIEN TERM LOAN+/-++                           8.20         08/26/2010           1,538,745
     870,625  DOANE PET CARE TERM LOAN+/-++                                         7.41         11/03/2009             885,861
     647,400  EL PASO CORPORATION TERM LOAN B+/-++                                  5.88         11/22/2009             649,426
     255,000  ESCANABA TIMBER LIMITED LIABILITY CORPORATION TERM LOAN+/-++          5.92         05/02/2008             256,913

PORTFOLIO OF INVESTMENTS -- MAY 31, 2005      WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

    HIGH YIELD BOND FUND
-------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL     SECURITY NAME                                                    INTEREST RATE   MATURITY DATE         VALUE
TERM LOANS (CONTINUED)
$  1,271,875  FIDELITY NATIONAL INFORMATION SOLUTIONS TRANCHE B
               TERM LOAN+++/-                                                       4.84%        03/08/2013      $    1,261,865
     765,000  GOODYEAR TIRE AND RUBBER 2ND LIEN TERM LOAN+++/-                      5.89         04/30/2010             760,028
   1,250,000  GRAND VEHICLE WORKS 2ND LIEN TERM LOAN+/-++                           8.56         07/23/2011           1,100,000
     145,000  HEALTHSOUTH SYNTHETIC LETTER OF CREDIT+++/-                           2.87         03/17/2010             145,544
     540,000  HEALTHSOUTH TERM LOAN+++/-                                            5.52         06/14/2007             538,920
     418,950  INTELSAT TERM LOAN B+++/-                                             4.63         07/27/2011             423,487
   1,000,000  JUNO LIGHTING INCORPORATED 2ND LIEN TERM LOAN+/-++                    8.35         05/21/2011           1,010,000
   1,250,000  KERR-MCGEE CORPORATION TERM LOAN B+/-++                               5.79         05/19/2011           1,262,500
     543,108  LEVI STRAUSS & COMPANY BANK DEBT+/-++                                10.10         09/29/2009             567,319
   1,100,000  MAIDENFORM INCORPORATED 2ND LIEN TERM LOAN+/-++                      10.21         05/11/2011           1,108,250
   1,275,000  NEW PAGE TERM LOAN+++/-                                               6.17         05/02/2011           1,278,188
   1,850,000  PIEDMONT HAWTHORNE 2ND LIEN TERM LOAN+++/-                            8.40         08/27/2011           1,905,500
     140,000  RAYOVAC CORPORATION TERM LOAN B+++/-                                  5.14         02/07/2012             141,750
     548,625  REGENCY GAS SERVICES 1ST LIEN TERM LOAN+++/-                          5.73         06/01/2010             551,368
     550,000  REGENCY GAS SERVICES 2ND LIEN TERM LOAN+++/-                          8.78         12/01/2010             550,000
   1,640,000  TOWER AUTOMOTIVE DIP TERM LOAN+++/-                                   6.19         02/25/2007           1,638,639
     880,000  TROUT COAL 1ST LIEN TERM LOAN+++/-                                    5.96         03/17/2011             874,130
     220,000  TROUT COAL 2ND LIEN TERM LOAN+++/-                                    8.50         03/17/2012             221,925
     297,744  UNITED RENTALS 1ST LIEN TERM LOAN B+++/-                              5.35         02/14/2011             301,374
     417,200  VALOR TELECOMMUNICATIONS TERM LOAN B+++/-                             5.07         02/14/2012             419,808
   1,336,500  WASTE SERVICES INCORPORATED TRANCHE B+++/-                            7.68         04/30/2011           1,346,524
     510,000  WHITE BIRCH 1ST LIEN TERM LOAN+++/-                                   6.38         04/08/2012             510,000

TOTAL TERM LOANS (COST $29,653,968)                                                                                  29,612,460
                                                                                                                 --------------

SHARES

COMMON STOCKS - 0.10%

HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES - 0.10%
      21,176  TRUMP ENTERTAINMENT RESORTS HOLDINGS                                                                      253,265
                                                                                                                 --------------

TOTAL COMMON STOCKS (COST $306,429)                                                                                     253,265
                                                                                                                 --------------

PREFERRED STOCKS - 0.80%
      30,000  FIRST REPUBLIC BANK PREFERRED CAPITAL CORPORATION II(Y)                                                   749,064
         600  LEVITZ HOME FURNISHINGS(Y)++                                                                              234,000
           0  PAXSON COMMUNICATIONS CORPORATION(Y)                                                                        1,151
         640  PORT TOWNSEND PAPER CORPORATION SERIES UNIT(Y)                                                            620,800
      15,050  REGENCY CENTERS CORPORATION(Y)                                                                            386,033

TOTAL PREFERRED STOCKS (COST $2,347,193)                                                                              1,991,048
                                                                                                                 --------------

COLLATERAL FOR SECURITIES LENDING - 15.55%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 0.48%
   1,184,991  SHORT TERM INVESTMENT COMPANY MONEY MARKET FUND                                                         1,184,991
                                                                                                                 --------------

PRINCIPAL

COLLATERAL INVESTED IN OTHER ASSETS - 15.07%
$  1,000,000  ATOMIUM FUNDING CORPORATION                                           3.11         07/11/2005             996,580
   1,900,000  BLUE RIDGE ASSET FUNDING CORPORATION                                  3.05         06/01/2005           1,900,000
   1,150,000  CONCORD MINUTEMEN CAPITAL COMPANY                                     3.07         06/08/2005           1,150,000

WELLS FARGO ADVANTAGE INCOME FUNDS      PORTFOLIO OF INVESTMENTS -- MAY 31, 2005
--------------------------------------------------------------------------------

    HIGH YIELD BOND FUND
-------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL     SECURITY NAME                                                    INTEREST RATE   MATURITY DATE         VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$  1,000,000  CORPORATE ASSET SECURITIZATION AUSTRALIA                              3.04%        06/17/2005      $      998,660
   1,000,000  CREDIT SUISSE BANK NY                                                 3.11         05/04/2006           1,000,000
  25,000,000  DEUTSCHE BANK REPURCHASE AGREEMENT (MATURITY
               VALUE $25,002,132)                                                   3.07         06/01/2005          25,000,000
   1,500,000  KLIO II FUNDING CORPORATION                                           3.06         06/24/2005           1,497,105
   1,000,000  LIBERTY LIGHT US CAPITAL SERIES MTN                                   3.06         05/26/2006             999,820
   1,000,000  LIQUID FUNDING LIMITED                                                3.06         12/19/2005           1,000,000
   1,000,000  MORGAN STANLEY                                                        3.14         01/13/2006           1,000,000
   1,000,000  NEPTUNE FUNDING CORPORATION                                           3.04         06/06/2005             999,580
   1,000,000  RANGER FUNDING CORPORATION                                            3.03         06/17/2005             998,660
                                                                                                                     37,540,405
                                                                                                                 --------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $38,725,395)                                                           38,725,396
                                                                                                                 --------------

SHORT-TERM INVESTMENTS - 4.01%

REPURCHASE AGREEMENTS - 4.01%
   6,011,000  GOLDMAN SACHS & COMPANY - 102% COLLATERALIZED BY US
              GOVERNMENT SECURITIES (MATURITY VALUE $6,011,484)                     2.90         06/01/2005           6,011,000
   3,979,000  MORGAN STANLEY GROUP - 102% COLLATERALIZED BY US GOVERNMENT
              SECURITIES (MATURITY VALUE $3,979,325)                                2.94         06/01/2005           3,979,000
                                                                                                                      9,990,000
                                                                                                                 --------------

TOTAL SHORT-TERM INVESTMENTS (COST $9,990,000)                                                                        9,990,000
                                                                                                                 --------------

TOTAL INVESTMENTS IN SECURITIES
(COST $290,740,903)*                           116.26%                                                           $  289,564,189
OTHER ASSETS AND LIABILITIES, NET              (16.26)                                                              (40,493,322)
                                               ------                                                            --------------
TOTAL NET ASSETS                               100.00%                                                           $  249,070,867
                                               ======                                                            ==============

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4 (2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

+/-   VARIABLE RATE INVESTMENTS.

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

^^ THIS SECURITY IS CURRENTLY IN DEFAULT WITH REGARDS TO SCHEDULED INTEREST OR PRINCIPAL PAYMENTS.

^     ZERO COUPON/STEPPED COUPON BOND. INTEREST RATE PRESENTED IS YIELD TO
      MATURITY.

(Y) PAYMENT-IN-KIND (PIK) SECURITIES ARE SECURITIES IN WHICH THE ISSUER MAY MAKE INTEREST OR DIVIDEND PAYMENTS IN CASH OR ADDITIONAL SECURITIES. THESE ADDITIONAL SECURITIES GENERALLY HAVE THE SAME TERMS AS THE ORIGINAL HOLDINGS.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $290,808,197 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

      GROSS UNREALIZED APPRECIATION                          $ 5,284,821
      GROSS UNREALIZED DEPRECIATION                           (6,528,829)
                                                             -----------
      NET UNREALIZED APPRECIATION (DEPRECIATION)             $(1,244,008)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS -- MAY 31, 2005      WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

    INCOME PLUS FUND
-------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL     SECURITY NAME                                                    INTEREST RATE   MATURITY DATE         VALUE
AGENCY SECURITIES - 0.02%

FEDERAL HOME LOAN MORTGAGE CORPORATION - 0.01%
$      4,293  FHLMC #C00922                                                         8.00%        02/01/2030      $        4,637
                                                                                                                 --------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 0.01%
       7,379  GNMA #516121                                                          7.50         12/15/2029               7,918
                                                                                                                 --------------

TOTAL AGENCY SECURITIES (COST $11,630)                                                                                   12,555
                                                                                                                 --------------

ASSET-BACKED SECURITIES - 4.59%
     411,566  ACCREDITED MORTGAGE LOAN TRUST SERIES 2005-1 CLASS A2A+/-             3.19         04/25/2035             411,616
     292,938  CARRINGTON MORTGAGE LOAN TRUST SERIES 2005-NC1 CLASS A1A+/-           3.22         01/25/2035             292,956
     285,000  CITIBANK CREDIT CARD ISSUANCE TRUST SERIES 2005-C1 CLASS C1           5.50         03/24/2017             295,816
     180,000  CNH EQUIPMENT TRUST SERIES 2005-A CLASS A3                            4.02         04/15/2009             180,183
     165,000  HYUNDAI AUTO RECEIVABLES TRUST SERIES 2004-A CLASS A3                 2.97         05/15/2009             162,915
     360,000  JOHN DEERE OWNER TRUST SERIES 2004-A CLASS A4                         3.02         03/15/2011             352,651
     615,000  ONYX ACCEPTANCE AUTO TRUST SERIES 2004-A CLASS A4                     2.94         12/15/2010             604,979
     375,000  WFS FINANCIAL OWNER TRUST SERIES 2005-2 CLASS A3                      4.17         12/17/2009             376,468
     500,000  WHOLE AUTO LOAN TRUST++                                               5.60         03/15/2011             504,170

TOTAL ASSET-BACKED SECURITIES (COST $3,184,381)                                                                       3,181,754
                                                                                                                 --------------

COLLATERALIZED MORTGAGE OBLIGATIONS - 4.31%
   6,936,357  BANC OF AMERICA COMMERCIAL MORTGAGE INCORPORATED SERIES
               2004-4 CLASS XP+/-(C)                                                0.76         07/10/2042             222,342
     205,000  CAPITAL ONE AUTO FINANCE TRUST SERIES 2005-A CLASS A3                 4.30         07/15/2009             205,594
     290,000  CITIGROUP COMMERCIAL MORTGAGE TRUST SERIES 2004-C2 CLASS A3           4.38         10/15/2041             287,917
   3,581,262  CS FIRST BOSTON MORTGAGE SECURITIES CORPORATION SERIES
               1998-C2 CLASS AX+/-(C)                                               0.90         11/11/2030             103,636
     315,000  FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE SERIES 1999-C4
               CLASS A2                                                             7.39         12/15/2031             351,981
     359,021  GMAC COMMERCIAL MORTGAGE SECURITIES INCORPORATED SERIES
               1997-C1 CLASS A3                                                     6.87         07/15/2029             375,715
     350,000  GREENWICH CAPITAL COMMERCIAL FUNDING CORPORATION SERIES
               2005-GG3 CLASS A2+/-                                                 4.31         08/10/2042             349,946
   3,329,970  MACH ONE TRUST COMMERCIAL MORTGAGE BACKED SERIES 2004-1
               CLASS X+/-++(C)                                                      1.63         05/28/2040             217,447
   2,928,084  MORGAN STANLEY CAPITAL I SERIES 2004-RR2 CLASS X+/-++(C)              1.50         10/28/2033             130,885
     436,152  RESIDENTIAL ACCREDITED LOANS INCORPORATED SERIES 2005-QA2
               CLASS A1I+/-                                                         4.96         02/25/2035             440,343
     269,356  SALOMON BROTHERS MORTGAGE SECURITIES VII SERIES 2000-C2
               CLASS A2                                                             7.46         07/18/2033             298,274

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $3,024,764)                                                           2,984,080
                                                                                                                 --------------

CORPORATE BONDS & NOTES - 36.24%

BROADCAST, RADIO & TV - 0.19%
     130,000  GRUPO TELEVISA SA++                                                   6.63         03/18/2025             130,000
                                                                                                                 --------------

BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS - 0.79%
     280,000  D.R. HORTON INCORPORATED                                              5.63         09/15/2014             275,390
     130,000  MDC HOLDINGS INCORPORATED                                             5.50         05/15/2013             132,326
     145,000  PULTE HOMES INCORPORATED                                              5.20         02/15/2015             142,160
                                                                                                                        549,876
                                                                                                                 --------------

CHEMICALS & ALLIED PRODUCTS - 0.10%
      70,000  ABBOTT LABORATORIES                                                   5.63         07/01/2006              71,096


COMMUNICATIONS - 4.36%
     120,000  AT&T WIRELESS SERVICES INCORPORATED                                   7.88         03/01/2011             139,261
     165,000  BRITISH TELECOMMUNICATIONS PLC                                        8.38         12/15/2010             195,006
     345,000  COMCAST CABLE COMMUNICATIONS HOLDINGS INCORPORATED                    8.38         03/15/2013             422,620

WELLS FARGO ADVANTAGE INCOME FUNDS      PORTFOLIO OF INVESTMENTS -- MAY 31, 2005
--------------------------------------------------------------------------------

    INCOME PLUS FUND
-------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL     SECURITY NAME                                                    INTEREST RATE   MATURITY DATE         VALUE
COMMUNICATIONS (CONTINUED)
$    265,000  COX COMMUNICATIONS INCORPORATED                                       7.13%        10/01/2012      $      295,488
     145,000  DEUTSCHE TELEKOM INTERNATIONAL FINANCE BV                             8.75         06/15/2030             197,102
     350,000  SPRINT CAPITAL CORPORATION                                            6.90         05/01/2019             398,065
     345,000  TELECOM ITALIA CAPITAL SA                                             5.25         11/15/2013             349,310
     295,000  TIME WARNER ENTERTAINMENT COMPANY LP                                  8.38         07/15/2033             390,726
     165,000  VERIZON GLOBAL FUNDING CORPORATION                                    7.75         12/01/2030             210,525
     300,000  VERIZON NEW ENGLAND INCORPORATED                                      6.50         09/15/2011             326,914
      85,000  VODAFONE GROUP PLC                                                    7.75         02/15/2010              96,952
                                                                                                                      3,021,969
                                                                                                                 --------------

DEPOSITORY INSTITUTIONS - 3.92%
     365,000  BANK OF AMERICA CORPORATION                                           7.80         09/15/2016             454,285
     810,000  CITIGROUP INCORPORATED                                                5.00         09/15/2014             825,836
     135,000  HSBC HOLDINGS PLC                                                     7.50         07/15/2009             151,234
     140,000  JP MORGAN CHASE & COMPANY                                             5.25         05/30/2007             143,184
     270,000  NATIONAL CITY BANK SERIES BKNT                                        6.20         12/15/2011             296,094
     505,000  NATIONAL WESTMINSTER BANK PLC                                         7.38         10/01/2009             567,304
     275,000  WASHINGTON MUTUAL BANK FA                                             5.13         01/15/2015             278,696
                                                                                                                      2,716,633
                                                                                                                 --------------

ELECTRIC, GAS & SANITARY SERVICES - 2.01%
     155,000  AMEREN CORPORATION                                                    4.26         05/15/2007             154,754
     135,000  AMERICAN ELECTRIC POWER SERIES C                                      5.38         03/15/2010             139,536
     160,000  CAROLINA POWER & LIGHT COMPANY                                        5.15         04/01/2015             164,892
     165,000  DOMINION RESOURCES INCORPORATED SERIES A+/-                           3.66         11/15/2006             163,871
     155,000  DOMINION RESOURCES INCORPORATED SERIES E                              6.75         12/15/2032             175,193
     375,000  FPL GROUP CAPITAL INCORPORATED                                        4.09         02/16/2007             375,046
     205,000  MIDAMERICAN ENERGY HOLDINGS                                           5.88         10/01/2012             217,088
                                                                                                                      1,390,380
                                                                                                                 --------------

FINANCIAL SERVICES - 0.71%
     505,000  NATIONWIDE BUILDING SOCIETY++                                         2.63         01/30/2007             494,267
                                                                                                                 --------------

FOOD & KINDRED PRODUCTS - 0.86%
     260,000  CIA BRASILEIRA DE BEBIDAS                                            10.50         12/15/2011             317,850
     185,000  CIA BRASILEIRA DE BEBIDAS                                             8.75         09/15/2013             213,213
      60,000  GENERAL MILLS INCORPORATED                                            5.13         02/15/2007              61,084
                                                                                                                        592,147
                                                                                                                 --------------

GENERAL MERCHANDISE STORES - 0.30%
     197,365  CVS CORPORATION++                                                     5.30         01/11/2027             204,194
                                                                                                                 --------------

HEALTH SERVICES - 0.41%
      45,000  HUMANA INCORPORATED                                                   6.30         08/01/2018              48,512
     235,000  WELLPOINT INCORPORATED++                                              5.00         12/15/2014             238,737
                                                                                                                        287,249
                                                                                                                 --------------

HOLDING & OTHER INVESTMENT OFFICES - 1.70%
     105,000  ERP OPERATING LIMITED PARTNERSHIP                                     5.25         09/15/2014             106,746
     560,000  JP MORGAN CHASE & COMPANY                                             6.63         03/15/2012             623,609
     260,000  JP MORGAN CHASE & COMPANY                                             5.13         09/15/2014             264,828
     175,000  SIMON PROPERTY GROUP LIMITED PARTNERSHIP                              6.38         11/15/2007             182,977
                                                                                                                      1,178,160
                                                                                                                 --------------

PORTFOLIO OF INVESTMENTS -- MAY 31, 2005      WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

    INCOME PLUS FUND
-------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL     SECURITY NAME                                                    INTEREST RATE   MATURITY DATE         VALUE
INSURANCE CARRIERS - 3.44%
$    210,000  AETNA INCORPORATED                                                    7.88%        03/01/2011      $      245,246
     120,000  ASSURED GUARANTY US HOLDINGS INCORPORATED                             7.00         06/01/2034             141,619
     470,000  GE GLOBAL INSURANCE                                                   7.75         06/15/2030             542,142
     135,000  METLIFE INCORPORATED                                                  5.38         12/15/2012             141,335
     355,000  ODYSSEY RE HOLDINGS                                                   7.65         11/01/2013             382,055
     180,000  OHIO CASUALTY CORPORATION                                             7.30         06/15/2014             195,994
     305,000  PRINCIPAL LIFE INCORPORATED FUNDING                                   3.20         04/01/2009             294,193
     235,000  PRUDENTIAL FINANCIAL INCORPORATED+/-                                  4.10         11/15/2006             236,311
     210,000  PRUDENTIAL FINANCIAL INCORPORATED SERIES MTN                          3.75         05/01/2008             207,796
                                                                                                                      2,386,691
                                                                                                                 --------------

MISCELLANEOUS - 4.62%
   3,018,719  TRAINS HY-2004-1+/-++                                                 8.21         08/01/2015           3,199,843
                                                                                                                 --------------

NON-DEPOSITORY CREDIT INSTITUTIONS - 4.79%
     220,000  AMERICAN GENERAL FINANCE CORPORATION SERIES MTNH                      2.75         06/15/2008             209,294
     145,000  AMERICAN GENERAL FINANCE CORPORATION SERIES MTNH                      4.00         03/15/2011             139,714
      90,000  CIT GROUP INCORPORATED SERIES MTN                                     4.75         12/15/2010              90,883
     200,000  COUNTRYWIDE HOME LOANS INCORPORATED                                   3.25         05/21/2008             193,874
     735,000  FORD MOTOR CREDIT COMPANY                                             7.00         10/01/2013             684,633
     825,000  GENERAL ELECTRIC CAPITAL CORPORATION SERIES MTN                       4.75         09/15/2014             834,469
     900,000  HOUSEHOLD FINANCE CORPORATION                                         8.00         07/15/2010           1,039,333
     125,000  INTERNATIONAL LEASE FINANCE CORPORATION                               5.00         04/15/2010             126,617
                                                                                                                      3,318,817
                                                                                                                 --------------

OIL & GAS EXTRACTION - 0.83%
     235,000  CONOCOPHILLIPS                                                        8.75         05/25/2010             280,366
     265,000  PEMEX PROJECT FUNDING MASTER TRUST                                    7.38         12/15/2014             296,932
                                                                                                                        577,298
                                                                                                                 --------------

OIL, GAS TRANSMISSION - 0.46%
     320,000  SEMPRA ENERGY                                                         4.62         05/17/2007             321,088
                                                                                                                 --------------

PETROLEUM REFINING & RELATED INDUSTRIES - 0.16%
      95,000  KEYSPAN CORPORATION                                                   7.63         11/15/2010             109,685
                                                                                                                 --------------

RAILROAD TRANSPORTATION - 0.79%
     150,000  BURLINGTON NORTHERN SANTA FE CORPORATION                              4.88         01/15/2015             151,652
     110,000  CANADIAN NATIONAL RAILWAY COMPANY                                     6.38         10/15/2011             121,583
     190,000  UNION PACIFIC CORPORATION                                             5.38         05/01/2014             197,256
      80,000  UNION PACIFIC CORPORATION                                             4.88         01/15/2015              80,023
                                                                                                                        550,514
                                                                                                                 --------------

REAL ESTATE - 0.45%
      55,000  DUKE REALTY LIMITED PARTNERSHIP                                       5.40         08/15/2014              56,778
     185,000  LIBERTY PROPERTY LIMITED PARTNERSHIP                                  5.13         03/02/2015             184,446
      65,000  SIMON PROPERTY GROUP LIMITED PARTNERSHIP                              6.35         08/28/2012              70,647
                                                                                                                        311,871
                                                                                                                 --------------

REITS - 0.27%
      75,000  CAMDEN PROPERTY TRUST                                                 4.38         01/15/2010              73,779
     115,000  GABLES REALTY LIMITED PARTNERSHIP                                     5.00         03/15/2010             114,291
                                                                                                                        188,070
                                                                                                                 --------------

WELLS FARGO ADVANTAGE INCOME FUNDS      PORTFOLIO OF INVESTMENTS -- MAY 31, 2005
--------------------------------------------------------------------------------

    INCOME PLUS FUND
-------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL     SECURITY NAME                                                    INTEREST RATE   MATURITY DATE         VALUE
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 3.94%
$    730,000  CREDIT SUISSE FIRST BOSTON USA INCORPORATED                           4.70%        06/01/2009      $      739,261
     315,000  GOLDMAN SACHS CAPITAL INCORPORATED                                    6.35         02/15/2034             337,116
     260,000  GOLDMAN SACHS GROUP INCORPORATED                                      6.60         01/15/2012             287,582
     247,000  JEFFERIES GROUP INCORPORATED                                          7.75         03/15/2012             283,476
     330,000  MERRILL LYNCH & COMPANY                                               5.00         01/15/2015             336,133
     755,000  MORGAN STANLEY                                                        4.75         04/01/2014             743,366
                                                                                                                      2,726,934
                                                                                                                 --------------

TRANSPORTATION EQUIPMENT - 0.95%
     205,000  DAIMLERCHRYSLER NA HOLDING CORPORATION+/-                             3.20         03/07/2007             203,759
     350,000  GENERAL MOTORS ACCEPTANCE CORPORATION                                 8.00         11/01/2031             292,783
     115,000  NORTHROP GRUMMAN CORPORATION                                          4.08         11/16/2006             114,856
      44,000  RAYTHEON COMPANY                                                      6.75         08/15/2007              46,318
                                                                                                                        657,716
                                                                                                                 --------------

WATER TRANSPORTATION - 0.19%
     130,000  UNITED UTILITIES                                                      5.38         02/01/2019             130,854
                                                                                                                 --------------

TOTAL CORPORATE BONDS & NOTES (COST $24,884,663)                                                                     25,115,352
                                                                                                                 --------------

FOREIGN GOVERNMENT BONDS@ - 8.50%
   1,650,000  DEUTSCHE BUNDESREPUBLIK (EURO)                                        4.50         01/04/2013           2,231,823
     310,000  MALAYSIA GOVERNMENT INTERNATIONAL BOND                                8.75         06/01/2009             359,606
   1,750,000  NEW ZEALAND GOVERNMENT SERIES 1111 (NZD)                              6.00         11/15/2011           1,249,676
     335,000  REPUBLIC OF SOUTH AFRICA                                              6.50         06/02/2014             371,012
     600,000  UNITED KINGDOM GILT BOND (BRITISH POUND)                              5.00         03/07/2008           1,112,387
     100,000  UNITED MEXICAN STATES                                                 6.63         03/03/2015             109,400
     430,000  UNITED MEXICAN STATES SERIES MTNA                                     6.75         09/27/2034             454,295

TOTAL FOREIGN GOVERNMENT BONDS (COST $5,138,733)                                                                      5,888,199
                                                                                                                 --------------

US TREASURY SECURITIES - 21.73%

US TREASURY BONDS - 4.03%
     250,000  US TREASURY BOND                                                      6.00         02/15/2026             303,701
   2,150,000  US TREASURY BOND                                                      5.38         02/15/2031           2,489,969
                                                                                                                      2,793,670
                                                                                                                 --------------

US TREASURY NOTES - 17.70%
   8,000,000  US TREASURY NOTE                                                      6.88         05/15/2006           8,259,688
     250,000  US TREASURY NOTE                                                      3.00         11/15/2007             246,494
     750,000  US TREASURY NOTE                                                      3.50         12/15/2009             742,354
   1,970,000  US TREASURY NOTE                                                      4.00         04/15/2010           1,990,315
     110,000  US TREASURY NOTE                                                      4.25         08/15/2013             112,466
     917,000  US TREASURY NOTE                                                      4.00         02/15/2015             914,851
                                                                                                                     12,266,168
                                                                                                                 --------------

TOTAL US TREASURY SECURITIES (COST $14,838,576)                                                                      15,059,838
                                                                                                                 --------------

PORTFOLIO OF INVESTMENTS -- MAY 31, 2005      WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

    INCOME PLUS FUND
-------------------------------------------------------------------------------------------------------------------------------

SHARES              SECURITY NAME                                                                                      VALUE

SHORT-TERM INVESTMENTS - 19.48%
  13,497,863  WELLS FARGO ADVANTAGE MONEY MARKET TRUST~++                                                        $   13,497,863
                                                                                                                 --------------

Total Short-Term Investments (Cost $13,497,863)                                                                      13,497,863
                                                                                                                 --------------

TOTAL INVESTMENTS IN SECURITIES
(COST $64,580,610)*                                   94.87%                                                     $   65,739,641
OTHER ASSETS AND LIABILITIES, NET                      5.13                                                           3,551,841
                                                     ------                                                      --------------
Total Net Assets                                     100.00%                                                     $   69,291,482
                                                     ======                                                      ==============

+/-   VARIABLE RATE INVESTMENTS.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4 (2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

(C) INTEREST-ONLY SECURITIES ENTITLE HOLDERS TO RECEIVE ONLY THE INTEREST PAYMENTS ON THE UNDERLYING MORTGAGES. THE YIELD TO MATURITY OF AN INTEREST-ONLY IS EXTREMELY SENSITIVE TO THE RATE OF PRINCIPAL PAYMENTS ON THE UNDERLYING MORTGAGE ASSETS. A RAPID (SLOW) RATE OF PRINCIPAL REPAYMENTS MAY HAVE ADVERSE (POSITIVE) EFFECT ON YIELD TO MATURITY. THE PRINCIPAL AMOUNT SHOWN IS THE NOTIONAL AMOUNT OF THE UNDERLYING MORTGAGES. INTEREST RATE DISCLOSED REPRESENTS THE YIELD BASED UPON THE ESTIMATED TIMING OF FUTURE CASH FLOWS.

@ FOREIGN BOND PRINCIPAL IS DENOMINATED IN US DOLLARS EXCEPT AS INDICATED PARENTHETICALLY.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

++    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $13,497,863.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $64,844,475 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

      GROSS UNREALIZED APPRECIATION                          $1,268,494
      GROSS UNREALIZED DEPRECIATION                            (373,328)
                                                             ----------
      NET UNREALIZED APPRECIATION (DEPRECIATION)             $  895,166

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS -- MAY 31, 2005      WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

    INFLATION-PROTECTED BOND FUND
---------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL           SECURITY NAME                                               INTEREST RATE    MATURITY DATE         VALUE
FOREIGN CORPORATE BONDS - 0.98%
$  1,050,000  PREFERRED TERM SECURITIES XIV CLASS A-2+/-++                          3.63%        06/24/2034      $    1,055,775

Total Foreign Corporate Bonds (Cost $1,050,000)                                                                       1,055,775
                                                                                                                 --------------

AGENCY SECURITIES - 1.85%

FEDERAL HOME LOAN MORTGAGE CORPORATION - 1.85%
   2,000,000  FNMA+/-                                                               4.15         02/17/2009           1,997,580
                                                                                                                 --------------

Total Agency Securities (Cost $2,000,000)                                                                             1,997,580
                                                                                                                 --------------

US TREASURY SECURITIES - 93.98%

US TREASURY BONDS - 26.73%
   1,750,000  US TREASURY BOND - INFLATION PROTECTED&                               2.38         01/15/2025           1,969,222
  12,230,000  US TREASURY BOND - INFLATION PROTECTED&                               3.63         04/15/2028          19,663,091
   4,325,000  US TREASURY BOND - INFLATION PROTECTED&                               3.88         04/15/2029           7,157,999
                                                                                                                     28,790,312
                                                                                                                 --------------

US TREASURY NOTES - 67.25%
   1,210,000  US TREASURY NOTE - INFLATION PROTECTED&                               3.38         01/15/2007           1,535,798
   8,500,000  US TREASURY NOTE - INFLATION PROTECTED&                               3.63         01/15/2008          10,841,707
   5,300,000  US TREASURY NOTE - INFLATION PROTECTED&                               4.25         01/15/2010           6,907,684
  14,300,000  US TREASURY NOTE - INFLATION PROTECTED&                               0.88         04/15/2010          14,304,658
   5,000,000  US TREASURY NOTE - INFLATION PROTECTED&                               3.50         01/15/2011           6,203,215
   6,820,000  US TREASURY NOTE - INFLATION PROTECTED&                               2.00         01/15/2014           7,381,162
  24,940,000  US TREASURY NOTE - INFLATION PROTECTED&                               1.63         01/15/2015          25,260,989
                                                                                                                     72,435,213
                                                                                                                 --------------

Total Us Treasury Securities (Cost $100,555,645)                                                                    101,225,525
                                                                                                                 --------------

SHORT-TERM INVESTMENTS - 2.99%
   3,217,902     WELLS FARGO ADVANTAGE MONEY MARKET TRUST~++                                                          3,217,902
                                                                                                                 --------------

Total Short-term Investments (Cost $3,217,902)                                                                        3,217,902
                                                                                                                 --------------

Total Investments in Securities
(Cost $106,823,547)*                                         99.80%                                              $  107,496,782
OTHER ASSETS AND LIABILITIES, NET                             0.20                                                      218,416
                                                            ------                                               --------------
Total Net Assets                                            100.00%                                              $  107,715,198
                                                            ======                                               ==============

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4 (2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

+/-   VARIABLE RATE INVESTMENTS.

++    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $3,217,902.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

& U.S. TREASURY INFLATION-PROTECTION SECURITIES (TIPS) ARE SECURITIES IN WHICH THE PRINCIPAL AMOUNT IS ADJUSTED FOR INFLATION AND THE SEMI-ANNUAL INTEREST PAYMENTS EQUAL A FIXED PERCENTAGE OF THE INFLATION-ADJUSTED PRINCIPAL AMOUNT.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $106,823,547 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

      GROSS UNREALIZED APPRECIATION                        $919,190
      GROSS UNREALIZED DEPRECIATION                        (245,955)
                                                           --------
      NET UNREALIZED APPRECIATION (DEPRECIATION)           $673,235

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS -- MAY 31, 2005      WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

    INTERMEDIATE GOVERNMENT INCOME FUND
---------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL           SECURITY NAME                                               INTEREST RATE   MATURITY DATE         VALUE

ASSET-BACKED SECURITIES - 0.79%
$  4,587,784  CARRINGTON MORTGAGE LOAN TRUST SERIES 2005-NC1 CLASS A1A+/-           3.22%        01/25/2035      $    4,588,077

Total Asset-Backed Securities (Cost $4,587,352)                                                                       4,588,077
                                                                                                                 --------------

COLLATERALIZED MORTGAGE OBLIGATIONS - 2.91%
   5,700,000  DLJ COMMERCIAL MORTGAGE CORPORATION SERIES 1999-CG2
               CLASS A1B                                                            7.30         06/10/2032           6,307,553
   4,750,000  FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE SERIES
               1999-C4 CLASS A2                                                     7.39         12/15/2031           5,307,657
   5,026,297  GMAC COMMERCIAL MORTGAGE SECURITIES INCORPORATED SERIES
                  1997-C1 CLASS A3                                                  6.87         07/15/2029           5,260,012

Total Collateralized Mortgage Obligations (Cost $17,411,910)                                                         16,875,222
                                                                                                                 --------------

CORPORATE BONDS & NOTES - 0.25%

HOLDING & OTHER INVESTMENT OFFICES - 0.25%
   1,500,000  PREFERRED TERM SECURITIES XIII+++/-                                   3.76         03/24/2034           1,434,375
                                                                                                                 --------------

Total Corporate Bonds & Notes (COST $1,500,000)                                                                       1,434,375
                                                                                                                 --------------

FOREIGN CORPORATE BONDS - 1.27%
   7,350,000  PREFERRED TERM SECURITIES XIV CLASS A-2+++/-                          3.63         06/24/2034           7,390,425

Total Foreign Corporate Bonds (Cost $7,350,000)                                                                       7,390,425
                                                                                                                 --------------

AGENCY SECURITIES - 61.06%

FEDERAL HOME LOAN BANK - 2.62%
   7,495,000  FHLB<<                                                                4.13         04/18/2008           7,547,607
   7,500,000  FHLB SERIES 2807<<                                                    4.88         02/15/2007           7,630,665
                                                                                                                     15,178,272
                                                                                                                 --------------

FEDERAL HOME LOAN MORTGAGE CORPORATION - 22.50%
  21,000,000  FHLMC<<                                                               4.00         09/22/2009          20,819,400
   4,542,672  FHLMC #A11433                                                         5.00         08/01/2033           4,543,382
   8,942,921  FHLMC #A23680                                                         5.00         06/01/2034           8,939,217
   6,126,192  FHLMC #B13066<<                                                       4.00         03/01/2014           6,079,253
   1,814,321  FHLMC #B13579                                                         5.00         04/01/2019           1,836,317
   1,633,075  FHLMC #B13580                                                         5.00         04/01/2019           1,652,874
   3,557,709  FHLMC #B15194                                                         5.00         06/01/2019           3,600,842
  11,289,445  FHLMC #B16055                                                         5.50         09/01/2019          11,600,737
   4,292,550  FHLMC #B16884                                                         5.00         10/01/2019           4,344,591
   9,871,917  FHLMC #B17855                                                         5.00         02/01/2020           9,992,848
   1,624,664  FHLMC #C01345                                                         7.00         04/01/2032           1,712,996
     319,165  FHLMC #C31808                                                         7.50         10/01/2029             342,663
   1,729,129  FHLMC #C59553                                                         7.50         11/01/2031           1,854,769
   2,406,678  FHLMC #C65576                                                         7.50         04/01/2032           2,579,621
   7,949,272  FHLMC #C90837<<                                                       5.50         06/01/2024           8,122,341
      57,116  FHLMC #E00228                                                         6.50         07/01/2008              59,230
   3,683,502  FHLMC #E00659<<                                                       6.00         04/01/2014           3,820,869
   5,062,053  FHLMC #E96459                                                         5.00         05/01/2018           5,124,891
     144,682  FHLMC #G00683                                                         8.50         12/01/2025             158,230
  11,254,000  FHLMC SERIES 2861 CLASS QC                                            5.50         01/15/2029          11,596,753
  13,527,000  FHLMC SERIES 2861 CLASS QD                                            5.50         12/15/2031          13,968,229
   7,519,000  FHLMC SERIES 2867 CLASS LE                                            5.50         02/15/2030           7,721,402
                                                                                                                    130,471,455
                                                                                                                 --------------

WELLS FARGO ADVANTAGE INCOME FUNDS      PORTFOLIO OF INVESTMENTS -- MAY 31, 2005
--------------------------------------------------------------------------------

    INTERMEDIATE GOVERNMENT INCOME FUND
---------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL           SECURITY NAME                                               INTEREST RATE   MATURITY DATE        VALUE
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 35.94%
$ 10,000,000  FNMA<<                                                                3.10%        04/04/2007      $    9,874,260
   8,000,000  FNMA<<                                                                3.13         12/15/2007           7,852,848
   3,055,000  FNMA<<                                                                3.25         01/15/2008           3,013,538
   5,600,000  FNMA                                                                  5.75         02/15/2008           5,864,292
   5,000,000  FNMA<<                                                                6.00         05/15/2011           5,481,795
   6,000,000  FNMA<<                                                                5.38         11/15/2011           6,397,662
      51,726  FNMA #190705                                                          6.50         03/01/2009              53,584
     209,549  FNMA #252260                                                          6.00         02/01/2014             217,374
     227,817  FNMA #253266                                                          8.00         05/01/2030             245,606
   1,185,408  FNMA #253951                                                          7.50         09/01/2031           1,269,154
   1,149,788  FNMA #254218                                                          7.00         02/01/2032           1,214,502
     494,040  FNMA #254223                                                          7.50         02/01/2032             528,943
   3,481,959  FNMA #254372<<                                                        6.00         07/01/2017           3,609,736
   3,342,895  FNMA #254480<<                                                        7.00         10/01/2032           3,530,152
   3,957,394  FNMA #254688<<                                                        5.50         03/01/2023           4,041,699
   1,842,903  FNMA #254805<<                                                        5.00         06/01/2013           1,881,193
   5,790,069  FNMA #254831<<                                                        5.00         08/01/2023           5,833,349
   4,791,821  FNMA #313689<<                                                        6.96         08/01/2007           5,016,841
  14,161,866  FNMA #313864                                                          6.69         12/01/2007          14,784,426
  11,322,574  FNMA #357464                                                          4.50         12/01/2018          11,295,581
     255,962  FNMA #417768                                                          6.50         03/01/2028             266,844
     412,609  FNMA #545026                                                          6.50         06/01/2016             430,669
     117,921  FNMA #545814                                                          6.50         08/01/2032             122,685
  19,391,919  FNMA #555710                                                          4.50         08/01/2018          19,345,689
   1,117,037  FNMA #584829                                                          6.00         05/01/2016           1,158,018
   1,514,218  FNMA #607067                                                          6.00         11/01/2016           1,569,770
   3,305,593  FNMA #672952<<                                                        5.50         12/01/2017           3,397,574
   3,371,408  FNMA #699853<<                                                        5.50         04/01/2018           3,464,444
     499,425  FNMA #70765                                                           9.00         03/01/2021             547,204
  10,901,130  FNMA #758787<<                                                        5.00         12/01/2018          11,035,526
  17,480,000  FNMA GRANTOR TRUST SERIES 2001-T11 CLASS B                            5.50         09/25/2011          18,644,327
  15,275,044  FNMA GRANTOR TRUST SERIES 2002-T11 CLASS B                            5.34         04/25/2012          16,170,936
  15,000,000  FNMA GRANTOR TRUST SERIES 2003-T1 CLASS B                             4.49         11/25/2012          15,124,256
  25,000,000  FNMA SERIES 2005-12 CLASS EA<<                                        4.50         09/25/2014          25,120,585
                                                                                                                    208,405,062
                                                                                                                 --------------

Total Agency Securities (Cost $351,847,588)                                                                         354,054,789
                                                                                                                 --------------

US TREASURY SECURITIES - 25.78%

US TREASURY BONDS - 1.70%
   3,000,000  US TREASURY BOND<<                                                   12.00         08/15/2013           3,748,008
   5,000,000  US TREASURY BOND<<                                                    6.00         02/15/2026           6,074,025
                                                                                                                      9,822,033
                                                                                                                 --------------

US TREASURY NOTES - 24.08%
   3,500,000  US TREASURY NOTE<<                                                    2.25         04/30/2006           3,464,181
  14,000,000  US TREASURY NOTE<<                                                    2.00         05/15/2006          13,818,980

PORTFOLIO OF INVESTMENTS -- MAY 31, 2005      WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

    INTERMEDIATE GOVERNMENT INCOME FUND
-------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                     INTEREST RATE   MATURITY DATE        VALUE
US TREASURY NOTES (CONTINUED)
$  5,250,000  US TREASURY NOTE<<                                                    6.50%        10/15/2006      $    5,457,947
  12,700,000  US TREASURY NOTE<<                                                    3.13         05/15/2007          12,590,856
   3,000,000  US TREASURY NOTE<<                                                    6.63         05/15/2007           3,170,976
  19,500,000  US TREASURY NOTE<<                                                    3.00         11/15/2007          19,226,552
  26,000,000  US TREASURY NOTE<<                                                    3.38         02/15/2008          25,822,264
  28,800,000  US TREASURY NOTE<<                                                    3.63         01/15/2010          28,660,493
  27,500,000  US TREASURY NOTE<<                                                    4.00         02/15/2015          27,435,540
                                                                                                                    139,647,789
                                                                                                                 --------------

Total Us Treasury Securities (Cost $148,174,169)                                                                    149,468,822
                                                                                                                 --------------

COLLATERAL FOR SECURITIES LENDING - 45.30%

SHARES

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 0.86%
   3,179,997  EVERGREEN MONEY MARKET FUND                                                                             3,179,997
   1,812,813  SHORT TERM INVESTMENT COMPANY MONEY MARKET FUND                                                         1,812,813
                                                                                                                      4,992,810
                                                                                                                 --------------

PRINCIPAL

COLLATERAL INVESTED IN OTHER ASSETS - 44.44%
$  7,649,992  APRECO LLC                                                            3.10         07/06/2005           7,627,119
   6,842,993  ATLANTIC ASSET SECURITIZATION CORPORATION                             3.04         06/13/2005           6,836,082
   7,561,992  ATOMIUM FUNDING CORPORATION                                           3.14         07/14/2005           7,534,164
  11,999,988  BANCO BILBAO VIZCAYA ARGENTARIA                                       3.07         06/01/2005          11,999,988
     999,999  BEAR, STEARNS & COMPANY REPURCHASE AGREEMENT
               (MATURITY VALUE $1,000,085)                                          3.08         06/01/2005             999,999
   6,360,994  BELFORD US CAPITAL COMPANY                                            3.08         06/21/2005           6,360,930
   1,907,998  BETA FINANCE INCORPORATED                                             3.13         06/02/2006           1,908,361
  11,999,988  BLUE SPICE LLC                                                        3.06         06/01/2005          11,999,988
   2,229,998  BNP PARIBAS CANADA                                                    3.21         09/13/2005           2,208,857
   3,179,997  CC USA INCORPORATED                                                   3.21         07/05/2005           3,180,506
   2,999,997  CEDAR SPRINGS CAPITAL COMPANY LLC                                     3.07         06/17/2005           2,995,977
   4,947,995  CEDAR SPRINGS CAPITAL COMPANY LLC                                     3.04         06/27/2005           4,937,208
   3,999,996  CEDAR SPRINGS CAPITAL COMPANY LLC                                     3.22         08/11/2005           3,974,676
  10,999,989  CORPORATE ASSET SECURITIZATION AUSTRALIA LIMITED                      3.06         06/21/2005          10,981,509
   4,999,995  CREDIT SUISSE BANK NY                                                 3.11         05/04/2006           4,999,995
   1,907,998  DEUTSCHE BANK NEW YORK                                                3.22         11/10/2005           1,901,435
     899,999  DNB NOR BANK ASA                                                      3.05         06/15/2005             898,946
     999,999  DNB NOR BANK ASA                                                      3.34         09/30/2005             988,769
     599,999  EDISON ASSET SECURITIZATION LLC                                       3.27         09/12/2005             594,371
     500,000  FAIRWAY FINANCE CORPORATION                                           3.24         09/12/2005             495,309
     899,999  FIVE FINANCE INCORPORATED                                             3.08         07/05/2005             897,380
   2,272,998  GEORGE STREET FINANCE LLC                                             3.06         06/02/2005           2,272,816
   9,999,990  GEORGE STREET FINANCE LLC                                             3.04         06/10/2005           9,992,490
   6,999,993  IRISH LIFE & PERMANENT PLC                                            3.05         07/08/2005           6,977,803
   2,543,997  K2 USA LLC                                                            3.12         07/24/2006           2,544,328
  11,999,988  KLIO FUNDING CORPORATION                                              3.06         06/27/2005          11,973,828
  11,999,988  KLIO FUNDING CORPORATION                                              3.07         06/29/2005          11,971,788
   3,179,997  LEHMAN BROTHERS HOLDINGS INCORPORATED                                 3.26         12/23/2005           3,182,064
   9,999,990  LEXINGTON PARKER CAPITAL CORPORATION                                  3.05         06/06/2005           9,995,790

WELLS FARGO ADVANTAGE INCOME FUNDS      PORTFOLIO OF INVESTMENTS -- MAY 31, 2005
--------------------------------------------------------------------------------

    INTERMEDIATE GOVERNMENT INCOME FUND
-------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                     INTEREST RATE   MATURITY DATE         VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$  2,976,997  LEXINGTON PARKER CAPITAL CORPORATION                                  3.22%        08/08/2005      $    2,958,956
     584,999  LIBERTY STREET FUNDING CORPORATION                                    3.12         07/06/2005             583,250
   4,451,996  LIQUID FUNDING LIMITED                                                3.07         06/01/2005           4,451,996
   7,499,993  MORGAN STANLEY                                                        3.14         01/13/2006           7,499,993
   1,999,998  MORGAN STANLEY                                                        3.14         02/03/2006           1,999,998
   2,543,997  MORGAN STANLEY                                                        3.09         08/13/2010           2,544,023
   6,360,994  NATEXIS BANQUE NEW YORK                                               3.16         06/09/2005           6,360,039
   2,999,997  NEPTUNE FUNDING CORPORATION                                           3.07         06/01/2005           2,999,997
   5,522,994  NEPTUNE FUNDING CORPORATION                                           3.03         06/13/2005           5,517,416
   4,409,996  NEPTUNE FUNDING CORPORATION                                           3.10         07/11/2005           4,394,913
   2,579,997  NIEUW AMSTERDAM RECEIVABLES CORPORATION                               3.05         06/22/2005           2,575,457
   6,360,994  RACERS TRUST                                                          3.09         05/20/2005           6,362,075
   1,899,998  SCALDIS CAPITAL LIMITED                                               3.28         09/21/2005           1,880,618
   6,360,994  SECURITY LIFE OF DENVER                                               3.19         06/03/2005           6,360,994
   4,999,995  SEDNA FINANCE INCORPORATED                                            3.22         08/15/2005           4,966,545
   9,999,990  SOCIETE GENERALE                                                      3.04         06/30/2005           9,999,990
   7,999,992  SOLITAIRE FUNDING LLC                                                 3.14         07/21/2005           7,965,192
   3,499,997  SPINTAB (SWEDMORTGAGE) AB                                             3.06         06/30/2005           3,491,492
   6,360,994  TANGO FINANCE CORPORATION                                             3.12         10/25/2006           6,360,930
  11,999,988  TOTAL CAPITAL S.A.                                                    3.07         06/01/2005          11,999,988
   3,179,997  TRAVELERS INSURANCE COMPANY                                           3.17         02/10/2006           3,179,934
                                                                                                                    257,686,272
                                                                                                                 --------------

Total Collateral for Securities Lending (Cost $262,679,082)                                                         262,679,082
                                                                                                                 --------------

SHORT-TERM INVESTMENTS - 7.53%

MUTUAL FUND - 7.49%
  43,425,275  WELLS FARGO ADVANTAGE MONEY MARKET TRUST~++                                                            43,425,275
                                                                                                                 --------------
US TREASURY BILLS - 0.04%
     220,000  US TREASURY BILL^oo                                                   2.69         06/09/2005             219,873
                                                                                                                 --------------

Total Short-Term Investments (Cost $43,645,144)                                                                      43,645,148
                                                                                                                 --------------

TOTAL INVESTMENTS IN SECURITIES
(COST $837,195,244)*                              144.89%                                                        $  840,136,940
OTHER ASSETS AND LIABILITIES, NET                 (44.89)                                                          (260,277,672)
                                                 -------                                                         --------------
Total Net Assets                                  100.00%                                                        $  579,859,268
                                                 =======                                                         ==============

^     ZERO COUPON/STEPPED COUPON BOND. INTEREST RATE PRESENTED IS YIELD TO
      MATURITY.

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4 (2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

+/-   VARIABLE RATE INVESTMENTS.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

++    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $43,425,275.

oo    SECURITY PLEDGED AS COLLATERAL FOR FUTURES TRANSACTIONS.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $839,541,530 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

      GROSS UNREALIZED APPRECIATION                         $4,543,787
      GROSS UNREALIZED DEPRECIATION                         (3,948,377)
                                                            ----------
      NET UNREALIZED APPRECIATION (DEPRECIATION)            $  595,410

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS -- MAY 31, 2005      WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

    SHORT DURATION GOVERNMENT BOND FUND
-------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                    INTEREST RATE    MATURITY DATE         VALUE
AGENCY NOTES - INTEREST BEARING - 2.66%
$  3,420,000  FHLB<<                                                                3.13%        11/15/2006      $    3,390,547
   3,120,000  FHLB                                                                  3.63         01/15/2008           3,104,263
   4,850,000  FHLB SERIES 7Y07                                                      3.50         11/15/2007           4,815,657
   4,335,000  FNMA                                                                  2.88         04/26/2007           4,260,212

Total Agency Notes - Interest Bearing (Cost $15,633,626)                                                             15,570,679
                                                                                                                 --------------

AGENCY SECURITIES - 69.78%

FEDERAL HOME LOAN MORTGAGE CORPORATION - 33.01%
   2,982,723  FHLMC SERIES 1594 CLASS H                                             6.00         10/15/2008           3,034,383
      33,927  FHLMC SERIES 1662 CLASS C                                             6.25         06/15/2008              33,885
   3,368,229  FHLMC SERIES 2509 CLASS TU                                            5.50         10/15/2009           3,453,438
   8,101,563  FHLMC SERIES 2687 CLASS PW                                            5.50         07/15/2009           8,342,469
  25,119,000  FHLMC SERIES 2695 CLASS GU                                            3.50         11/15/2022          24,763,569
  43,696,724  FHLMC SERIES 2705 CLASS LA<<                                          4.50         02/15/2023          44,017,379
  26,625,800  FHLMC SERIES 2707 CLASS ON                                            4.00         07/15/2014          26,534,511
  64,464,221  FHLMC SERIES 2727 CLASS PW<<                                          3.57         06/15/2029          63,574,589
  18,918,457  FHLMC SERIES 2841 CLASS Y                                             5.50         07/15/2027          19,339,048
                                                                                                                    193,093,271
                                                                                                                 --------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 36.77%
  21,549,000  FNMA<<                                                                3.25         07/12/2006          21,446,276
  36,039,000  FNMA                                                                  2.20         12/04/2006          35,226,104
  10,500,000  FNMA<<                                                                5.00         01/15/2007          10,700,487
  52,245,000  FNMA<<                                                                3.10         04/04/2007          51,588,071
   8,960,000  FNMA<<                                                                3.13         12/15/2007           8,795,190
   2,544,039  FNMA #254688<<                                                        5.50         03/01/2023           2,598,235
   6,201,825  FNMA #380662                                                          6.19         08/01/2008           6,491,239
   1,661,102  FNMA #672952<<                                                        5.50         12/01/2017           1,707,324
   1,135,490  FNMA #699853                                                          5.50         04/01/2018           1,166,825
  10,950,000  FNMA SERIES 1993-188 CLASS K                                          6.00         10/25/2008          11,271,761
   2,499,305  FNMA SERIES 1993-240 CLASS PC                                         6.25         07/25/2013           2,527,466
   4,561,510  FNMA SERIES 2002-70 CLASS QU                                          5.50         05/25/2010           4,674,050
  11,000,000  FNMA SERIES 2005-12 CLASS EA                                          4.50         09/25/2014          11,053,058
  45,783,400  FNMA SERIES 2005-51 CLASS KC                                          4.50         01/25/2025          45,879,545
                                                                                                                    215,125,631
                                                                                                                 --------------

Total Agency Securities (Cost $410,064,690)                                                                         408,218,902
                                                                                                                 --------------

ASSET-BACKED SECURITIES - 4.89%
   1,676,633  BMW VEHICLE OWNER TRUST SERIES 2003-A CLASS A3                        1.94         02/25/2007           1,670,327
   2,000,000  CHASE MANHATTAN AUTO OWNER TRUST SERIES 2004-A CLASS A3               2.08         05/15/2008           1,974,165
   4,015,000  CITIBANK CREDIT CARD ISSUANCE TRUST SERIES 2000-A1 CLASS A1<<         6.90         10/15/2007           4,063,451
     183,668  FORD CREDIT AUTO OWNER TRUST SERIES 2003-A CLASS A3A                  2.20         07/17/2006             183,373
   5,875,000  FORD CREDIT AUTO OWNER TRUST SERIES 2005-B CLASS A3                   4.17         01/15/2009           5,891,226
   1,162,277  HONDA AUTO RECEIVABLES OWNER TRUST SERIES 2003-1 CLASS A3             1.92         11/20/2006           1,158,889
   4,700,000  NATIONAL CITY AUTO RECEIVABLES TRUST SERIES 2004-A CLASS A3           2.11         07/15/2008           4,636,512
   2,000,000  ONYX ACCEPTANCE AUTO TRUST SERIES 2004-A CLASS A3                     2.19         03/17/2008           1,986,284
     874,380  RENAISSANCE HOME EQUITY LOAN TRUST SERIES 2004-2 CLASS AF1+/-         3.29         07/25/2034             874,642
     605,710  TOYOTA AUTO RECEIVABLES OWNER TRUST SERIES 2002-C CLASS A3            2.65         11/15/2006             604,956

WELLS FARGO ADVANTAGE INCOME FUNDS      PORTFOLIO OF INVESTMENTS -- MAY 31, 2005
--------------------------------------------------------------------------------

    SHORT DURATION GOVERNMENT BOND FUND
-------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL           SECURITY NAME                                               INTEREST RATE   MATURITY DATE        VALUE
ASSET-BACKED SECURITIES (CONTINUED)
$    900,000  VOLKSWAGEN AUTO LOAN ENHANCED TRUST SERIES 2003-1 CLASS A4            1.93%        01/20/2010      $      875,923
   4,700,000  WORLD OMNI AUTO RECEIVABLES TRUST SERIES 2003-B CLASS A3              2.20         01/15/2008           4,657,233

Total Asset-Backed Securities (Cost $28,882,625)                                                                     28,576,981
                                                                                                                 --------------

COLLATERALIZED MORTGAGE OBLIGATIONS - 11.34%
     326,289  CHASE FUNDING MORTGAGE LOAN SERIES 2001-3 CLASS 2A1+/-                3.34         10/25/2031             326,455
   1,800,000  DLJ COMMERCIAL MORTGAGE CORPORATION SERIES 1999-CG2
               CLASS A1B                                                            7.30         06/10/2032           1,991,859
  17,866,474  FHLMC SERIES 2542 CLASS YL                                            4.50         07/15/2016          17,896,828
  19,614,000  FHLMC SERIES 2836 CLASS DG                                            5.00         06/15/2016          19,834,267
   1,400,000  FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE SERIES
               1999-C4 CLASS A2                                                     7.39         12/15/2031           1,564,362
  14,799,534  FNMA SERIES 2003-120 CLASS GU                                         4.50         12/25/2013          14,898,144
   7,942,601  FNMA SERIES 2003-22 CLASS ML                                          4.50         03/25/2013           7,973,509
   1,795,106  GMAC COMMERCIAL MORTGAGE SECURITIES INCORPORATED SERIES
                1997-C1 CLASS A3                                                    6.87         07/15/2029           1,878,576

Total Collateralized Mortgage Obligations (Cost $66,413,467)                                                         66,364,000
                                                                                                                 --------------

US TREASURY SECURITIES - 13.39%

US TREASURY NOTES - 13.39%
  10,655,000  US TREASURY NOTE<<                                                    2.50         10/31/2006          10,504,743
     206,000  US TREASURY NOTE<<                                                    3.63         04/30/2007             206,097
  24,613,000  US TREASURY NOTE                                                      3.50         05/31/2007          24,566,851
   8,400,000  US TREASURY NOTE<<                                                    2.75         08/15/2007           8,248,078
  15,250,000  US TREASURY NOTE<<                                                    3.00         11/15/2007          15,036,149
  19,935,000  US TREASURY NOTE<<                                                    3.38         02/15/2008          19,798,724
                                                                                                                     78,360,642
                                                                                                                 --------------

Total US Treasury Securities (Cost $78,315,867)                                                                      78,360,642
                                                                                                                 --------------

REPURCHASE AGREEMENTS - 3.53%
   7,592,000  COUNTRYWIDE SECURITIES - 102% COLLATERALIZED BY US
              GOVERNMENT SECURITIES (MATURITY VALUE $7,592,652)                     3.09         06/01/2005           7,592,000
  13,050,000  GREENWICH CAPITAL MARKETS INCORPORATED - 102%
              COLLATERALIZED BY US
              GOVERNMENT SECURITIES (MATURITY VALUE $13,051,124)                    3.10         06/01/2005          13,050,000

Total Repurchase Agreements (Cost $20,642,000)                                                                       20,642,000
                                                                                                                 --------------

COLLATERAL FOR SECURITIES LENDING - 45.80%

SHARES

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 0.49%
     561,000  EVERGREEN MONEY MARKET FUND                                                                               561,000
   2,287,224  SHORT TERM INVESTMENT COMPANY MONEY MARKET FUND                                                         2,287,224
                                                                                                                      2,848,224
                                                                                                                 --------------

PRINCIPAL

COLLATERAL INVESTED IN OTHER ASSETS - 45.31%
$  5,000,000  ALLIANCE & LEICESTER PLC                                              3.29         09/19/2005           4,949,900
   5,000,000  AMERICAN GENERAL FINANCE                                              3.09         06/15/2006           5,000,250
     935,000  AMSTEL FUNDING CORPORATION                                            3.12         07/15/2005             931,484
   5,000,000  ATLANTIC ASSET SECURITIZATION CORPORATION                             3.07         06/22/2005           4,991,200
   9,707,000  ATLANTIS ONE FUNDING CORPORATION                                      3.32         10/17/2005           9,582,750

PORTFOLIO OF INVESTMENTS -- MAY 31, 2005      WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

    SHORT DURATION GOVERNMENT BOND FUND
-------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL           SECURITY NAME                                               INTEREST RATE   MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$ 14,000,000  BANCO BILBAO VIZCAYA ARGENTARIA                                       3.07%        06/01/2005      $   14,000,000
   8,000,000  BEAR, STEARNS & COMPANY REPURCHASE AGREEMENT,
               (MATURITY VALUE $8,000,684)                                          3.08         06/01/2005           8,000,000
   1,122,000  BELFORD US CAPITAL COMPANY                                            3.08         06/21/2005           1,121,989
     336,000  BETA FINANCE INCORPORATED                                             3.13         06/02/2006             336,064
  14,000,000  BLUE SPICE LLC                                                        3.06         06/01/2005          14,000,000
     561,000  CC USA INCORPORATED                                                   3.21         07/05/2005             561,090
  12,000,000  CEDAR SPRINGS CAPITAL COMPANY LLC                                     3.13         07/14/2005          11,955,840
   2,000,000  CEDAR SPRINGS CAPITAL COMPANY LLC                                     3.21         08/02/2005           1,988,940
   5,000,000  CONCORD MINUTEMEN CAPITAL COMPANY                                     3.07         06/08/2005           5,000,000
  14,000,000  CORPORATE ASSET SECURITIZATION AUSTRALIA LIMITED                      3.06         06/21/2005          13,976,480
  10,000,000  CREDIT SUISSE BANK NY                                                 3.11         05/04/2006          10,000,000
     336,000  DEUTSCHE BANK NEW YORK                                                3.22         11/10/2005             334,844
     750,000  EIFFEL FUNDING LLC                                                    3.07         06/28/2005             748,305
   2,500,000  EUREKA SECURITIZATION INCORPORATED                                    3.00         06/06/2005           2,498,950
  10,000,000  FIVE FINANCE INCORPORATED                                             3.05         06/15/2005           9,988,300
  13,000,000  GEORGE STREET FINANCE LLC                                             3.06         06/02/2005          12,998,960
   7,000,000  IRISH LIFE & PERMANENT PLC                                            3.05         07/08/2005           6,977,810
     449,000  K2 USA LLC                                                            3.12         07/24/2006             449,058
  14,000,000  KLIO FUNDING CORPORATION                                              3.06         06/27/2005          13,969,480
   8,365,000  LEGACY CAPITAL CORPORATION LLC                                        3.23         08/23/2005           8,303,099
   4,000,000  LEHMAN BROTHERS HOLDINGS INCORPORATED                                 3.12         08/16/2005           4,000,000
     561,000  LEHMAN BROTHERS HOLDINGS INCORPORATED                                 3.26         12/23/2005             561,365
  10,000,000  LIBERTY LIGHT US CAPITAL SERIES MTN                                   3.06         05/26/2006           9,998,200
     785,000  LIQUID FUNDING LIMITED                                                3.07         06/01/2005             785,000
   3,000,000  LIQUID FUNDING LIMITED                                                3.06         12/19/2005           3,000,000
  10,000,000  MORGAN STANLEY                                                        3.14         02/03/2006          10,000,000
     449,000  MORGAN STANLEY                                                        3.09         08/13/2010             449,004
   1,122,000  NATEXIS BANQUE NEW YORK                                               3.16         06/09/2005           1,121,832
   5,000,000  NEPTUNE FUNDING CORPORATION                                           3.07         06/01/2005           5,000,000
   7,000,000  NEPTUNE FUNDING CORPORATION                                           3.10         07/11/2005           6,976,060
   1,122,000  RACERS TRUST                                                          3.09         05/20/2005           1,122,191
   1,010,000  SCALDIS CAPITAL LIMITED                                               3.18         08/08/2005           1,003,879
   1,122,000  SECURITY LIFE OF DENVER                                               3.19         06/03/2005           1,122,000
   4,994,000  SEDNA FINANCE INCORPORATED                                            3.09         07/11/2005           4,976,921
   2,000,000  SEDNA FINANCE INCORPORATED                                            3.12         07/18/2005           1,991,820
   5,000,000  SEDNA FINANCE INCORPORATED                                            3.22         08/15/2005           4,966,550
  10,000,000  SOCIETE GENERALE                                                      3.04         06/30/2005          10,000,000
   4,000,000  SOLITAIRE FUNDING LLC                                                 3.14         07/21/2005           3,982,600
   5,700,000  SVENSKA HANDELSBANKEN                                                 3.12         07/20/2005           5,675,718
   1,122,000  TANGO FINANCE CORPORATION                                             3.12         10/25/2006           1,121,989
  14,000,000  TOTAL CAPITAL S.A.                                                    3.07         06/01/2005          14,000,000
  10,007,000  TRANSAMERICA ASSET FUNDING CORPORATION                                3.07         06/01/2005          10,007,000
     561,000  TRAVELERS INSURANCE COMPANY                                           3.17         02/10/2006             560,989
                                                                                                                    265,087,911
                                                                                                                 --------------

Total Collateral for Securities Lending (Cost $267,936,135)                                                         267,936,135
                                                                                                                 --------------

WELLS FARGO ADVANTAGE INCOME FUNDS      PORTFOLIO OF INVESTMENTS -- MAY 31, 2005
--------------------------------------------------------------------------------

    SHORT DURATION GOVERNMENT BOND FUND
-------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL                                                                                                            VALUE


TOTAL INVESTMENTS IN SECURITIES
(COST $887,888,410)*                                    151.39%                                                  $  885,669,339
OTHER ASSETS AND LIABILITIES, NET                       (51.39)                                                    (300,637,841)
                                                        ------                                                   --------------
TOTAL NET ASSETS                                        100.00%                                                  $  585,031,498
                                                        ======                                                   ==============

+/-   VARIABLE RATE INVESTMENTS.

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

* COST FOR FEDERAL INCOME TAX PURPOSES IS $888,466,501 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

      GROSS UNREALIZED APPRECIATION                      $   529,318
      GROSS UNREALIZED DEPRECIATION                        (3,326,481)
                                                         ------------
      NET UNREALIZED APPRECIATION (DEPRECIATION)         $ (2,797,163)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS -- MAY 31, 2005      WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

    STABLE INCOME FUND
-------------------------------------------------------------------------------------------------------------------------------
FACE/SHARE
AMOUNT        SECURITY NAME                                                                                          VALUE

INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS - 100.30%
         N/A  WELLS FARGO ADVANTAGE STABLE INCOME PORTFOLIO                                                      $  469,157,086
TOTAL INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS (COST $468,223,320)                                               469,157,086
                                                                                                                 --------------

TOTAL INVESTMENTS IN SECURITIES
(COST $468,223,320)*                        100.30%                                                              $  469,157,086

OTHER ASSETS AND LIABILITIES, NET            (0.30)                                                                  (1,421,507)
                                            ------                                                               --------------
TOTAL NET ASSETS                            100.00%                                                              $  467,735,579
                                            ======                                                               ==============

* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS -- MAY 31, 2005      WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

    STRATEGIC INCOME FUND
-------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                    INTEREST RATE   MATURITY DATE         VALUE
CORPORATE BONDS & NOTES - 79.91%

AEROSPACE, DEFENSE - 0.79%
$    200,000  ARMOR HOLDINGS INCORPORATED                                           8.25%        08/15/2013      $      214,476
                                                                                                                 --------------

AMUSEMENT & RECREATION SERVICES - 0.47%
     125,000  TOWN SPORTS INTERNATIONAL                                             9.63         04/15/2011             128,125
                                                                                                                 --------------

APPAREL & ACCESSORY STORES - 1.46%
     360,000  FOOT LOCKER INCORPORATED                                              8.50         01/15/2022             396,900
                                                                                                                 --------------

APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS - 1.44%
     356,000  WILLIAM CARTER COMPANY SERIES B                                      10.88         08/15/2011             389,820
                                                                                                                 --------------

AUTOMOTIVE REPAIR, SERVICES & PARKING - 0.67%
     185,000  UNITED RENTALS NORTH AMERICA INCORPORATED                             7.75         11/15/2013             183,150
                                                                                                                 --------------

BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS - 2.61%
     200,000  DR HORTON INCORPORATED                                                6.88         05/01/2013             214,049
     250,000  ERICO INTERNATIONAL CORPORATION                                       8.88         03/01/2012             255,565
     140,000  K HOVNANIAN ENTERPRISES INCORPORATED                                  6.25         01/15/2015             137,200
     100,000  KB HOME                                                               6.25         06/15/2015             100,322
                                                                                                                        707,136
                                                                                                                 --------------

BUSINESS SERVICES - 5.24%
     110,000  IMCO RECYCLING ESCROW INCORPORATED++                                  9.00         11/15/2014             114,950
     200,000  NATIONAL WINE & SPIRITS INCORPORATED                                 10.13         01/15/2009             202,000
     305,000  NATIONSRENT INCORPORATED                                              9.50         10/15/2010             327,112
     160,000  RAINBOW NATIONAL SERVICES LLC++                                      10.38         09/01/2014             182,400
     300,000  RENT-WAY INCORPORATED                                                11.88         06/15/2010             329,250
     119,000  WATERFORD GAMING LLC++                                                8.63         09/15/2012             126,735
     130,000  WILLIAMS SCOTSMAN INCORPORATED                                       10.00         08/15/2008             140,400
                                                                                                                      1,422,847
                                                                                                                 --------------

CHEMICALS & ALLIED PRODUCTS - 5.92%
     180,000  EQUISTAR CHEMICALS LP/EQUISTAR FUNDING CORPORATION                   10.13         09/01/2008             195,300
     160,000  HUNTSMAN INTERNATIONAL LLC++                                          7.38         01/01/2015             158,800
     135,000  IMC GLOBAL INCORPORATED                                              10.88         08/01/2013             157,275
     420,000  JOHNSONDIVERSEY HOLDINGS INCORPORATED^                               11.12         05/15/2013             298,200
     175,000  LYONDELL CHEMICAL COMPANY                                            10.50         06/01/2013             199,719
     200,000  OM GROUP INCORPORATED                                                 9.25         12/15/2011             198,000
     200,000  POLYONE CORPORATION                                                  10.63         05/15/2010             216,500
     170,000  RESOLUTION PERFORMANCE PRODUCTS INCORPORATED                         13.50         11/15/2010             183,600
                                                                                                                      1,607,394
                                                                                                                 --------------

COAL MINING - 1.68%
     300,000  ARCH WESTERN FINANCE LLC                                              6.75         07/01/2013             306,000
     145,000  FOUNDATION PA COAL COMPANY                                            7.25         08/01/2014             149,350
                                                                                                                        455,350
                                                                                                                 --------------

COMMUNICATIONS - 15.74%
      95,000  AIRGATE PCS INCORPORATED+/-++                                         6.89         10/15/2011              96,900
     170,000  AT&T CORPORATION                                                      9.75         11/15/2031             215,900
     300,000  CCO HOLDINGS LLC/CAPITAL CORPORATION+++/-                             7.14         12/15/2010             295,500
     145,000  CENTENNIAL COMMUNICATIONS CORPORATION CELLULAR OPERATING
              COMPANY LLC PUERTO RICO OPERATIONS                                    8.13         02/01/2014             150,075

PORTFOLIO OF INVESTMENTS -- MAY 31, 2005      WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

    STRATEGIC INCOME FUND
-------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                    INTEREST RATE   MATURITY DATE         VALUE
COMMUNICATIONS - 15.74% (CONTINUED)
$    175,000  CHARTER COMMUNICATIONS HOLDINGS II LLC/CAPITAL CORPORATION           10.25%        09/15/2010      $      177,625
     245,000  CHARTER COMMUNICATIONS HOLDINGS LLC/CAPITAL CORPORATION+/-            9.92         04/01/2011             178,237
     210,000  CINCINNATI BELL INCORPORATED++                                        8.38         01/15/2014             207,900
     440,000  CSC HOLDINGS INCORPORATED SERIES B                                    7.63         04/01/2011             466,400
     210,000  DOBSON CELLULAR SYSTEMS++                                             9.88         11/01/2012             215,250
     165,000  HORIZON PCS INCORPORATED++                                           11.38         07/15/2012             180,675
     170,000  INTELSAT BERMUDA LIMITED+++/-                                         7.81         01/15/2012             172,550
      40,000  IWO ESCROW COMPANY+++/-                                               6.89         01/15/2012              39,800
     100,000  IWO ESCROW COMPANY++^                                                10.75         01/15/2015              63,500
     200,000  MCI INCORPORATED                                                      8.74         05/01/2014             224,000
      90,000  NEWPAGE CORPORATION+++/-                                              9.46         05/01/2012              88,200
     107,000  PANAMSAT CORPORATION                                                  9.00         08/15/2014             116,363
     375,000  PAXSON COMMUNICATIONS CORPORATION^                                   14.89         01/15/2009             346,875
     300,000  QWEST COMMUNICATIONS INTERNATIONAL+++/-                               6.77         02/15/2009             296,250
     300,000  QWEST CORPORATION++                                                   7.88         09/01/2011             311,250
     250,000  QWEST SERVICES CORPORATION++                                         14.50         12/15/2014             295,625
     135,000  VERTIS INCORPORATED SERIES B                                         10.88         06/15/2009             131,625
                                                                                                                      4,270,500
                                                                                                                 --------------

DEPOSITORY INSTITUTIONS - 0.81%
     210,000  DOLLAR FINANCIAL GROUP INCORPORATED                                   9.75         11/15/2011             220,500
                                                                                                                 --------------

EATING & DRINKING PLACES - 1.08%
     290,000  CARROLS CORPORATION++                                                 9.00         01/15/2013             294,350
                                                                                                                 --------------

ELECTRIC, GAS & SANITARY SERVICES - 7.17%
     150,000  ALLIED WASTE NORTH AMERICA                                            7.88         04/15/2013             152,250
     250,000  CLEAN HARBORS INCORPORATED++                                         11.25         07/15/2012             275,000
     260,000  EL PASO NATURAL GAS COMPANY SERIES A                                  7.63         08/01/2010             274,327
     300,000  INERGY LP/INERGY FINANCE CORPORATION++                                6.88         12/15/2014             280,500
     120,000  NEVADA POWER COMPANY++                                                5.88         01/15/2015             118,200
     160,000  NORTHWESTERN CORPORATION++                                            5.88         11/01/2014             161,600
     180,000  NRG ENERGY INCORPORATED++                                             8.00         12/15/2013             189,900
     175,000  SIERRA PACIFIC RESOURCES                                              8.63         03/15/2014             189,437
      45,000  TECO ENERGY INCORPORATED++                                            6.75         05/01/2015              46,013
     270,000  TXU CORPORATION++                                                     5.55         11/15/2014             259,331
                                                                                                                      1,946,558
                                                                                                                 --------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT -
               1.48%
     142,000  GRAFTECH INTERNATIONAL LIMITED++                                      1.63         01/15/2024              89,992
     230,000  LUCENT TECHNOLOGIES INCORPORATED                                      6.45         03/15/2029             198,950
     120,000  MAGNACHIP SEMICONDUCTOR/MAGNACHIP SEMICONDUCTOR FINANCE COMPANY+++/-  6.26         12/15/2011             111,600
                                                                                                                        400,542
                                                                                                                 --------------

ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES - 0.51%
     130,000  US ONCOLOGY INCORPORATED                                              9.00         08/15/2012             139,100
                                                                                                                 --------------

FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 0.92%
     120,000  MUELLER GROUP INCORPORATED+/-                                         7.96         11/01/2011             122,400
     120,000  MUELLER GROUP INCORPORATED                                           10.00         05/01/2012             126,000
                                                                                                                        248,400
                                                                                                                 --------------

WELLS FARGO ADVANTAGE INCOME FUNDS      PORTFOLIO OF INVESTMENTS -- MAY 31, 2005
--------------------------------------------------------------------------------

    STRATEGIC INCOME FUND
-------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                    INTEREST RATE   MATURITY DATE         VALUE
FOOD STORES - 1.83%
$    300,000  AMERICAN SEAFOODS GROUP LLC                                          10.13%        04/15/2010      $      321,750
     165,000  DOANE PET CARE COMPANY                                               10.75         03/01/2010             174,487
                                                                                                                        496,237
                                                                                                                 --------------

GENERAL MERCHANDISE STORES - 2.21%
     170,000  ALH FINANCE LLC/ALH FINANCE CORPORATION                               8.50         01/15/2013             158,950
     200,000  JC PENNEY COMPANY INCORPORATED                                        8.00         03/01/2010             220,000
     195,000  JC PENNEY COMPANY INCORPORATED                                        7.95         04/01/2017             219,863
                                                                                                                        598,813
                                                                                                                 --------------

HEALTH SERVICES - 3.21%
     140,000  DAVITA INCORPORATED++                                                 6.63         03/15/2013             141,400
     135,000  HCA INCORPORATED                                                      5.75         03/15/2014             132,204
     150,000  HEALTHSOUTH CORPORATION                                               7.63         06/01/2012             144,000
     245,000  SELECT MEDICAL CORPORATION++                                          7.63         02/01/2015             241,937
     195,000  VANGUARD HEALTH HOLDINGS                                              9.00         10/01/2014             210,600
                                                                                                                        870,141
                                                                                                                 --------------

HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES - 0.67%
     163,000  TEMPUR-PEDIC                                                         10.25         08/15/2010             180,930
                                                                                                                 --------------

HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES - 2.02%
     600,000  ALADDIN GAMING/CAPITAL CORPORATION SERIES B^^                        13.50         03/01/2010               3,000
     250,000  CHUMASH CASINO & RESORT ENTERPRISE++                                  9.00         07/15/2010             270,000
     320,000  HOLLYWOOD CASINO SHREVEPORT/SHREVEPORT CAPITAL CORPORATION^^         13.00         08/01/2006             262,000
      15,000  HOLLYWOOD CASINO SHREVEPORT/SHREVEPORT CAPITAL CORPORATION^^         13.00         08/01/2006              12,281
                                                                                                                        547,281
                                                                                                                 --------------

JUSTICE, PUBLIC ORDER & SAFETY - 0.57%
     150,000  CORRECTIONS CORPORATION OF AMERICA                                    7.50         05/01/2011             153,938
                                                                                                                 --------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL
               GOODS - 0.95%
     250,000  XEROX CAPITAL TRUST I                                                 8.00         02/01/2027             258,750
                                                                                                                 --------------

MISCELLANEOUS MANUFACTURING INDUSTRIES - 1.00%
     250,000  JACUZZI BRANDS INCORPORATED                                           9.63         07/01/2010             270,000
                                                                                                                 --------------

MISCELLANEOUS RETAIL - 1.56%
     240,000  DENNY'S CORPORATION/DENNY'S HOLDINGS INCORPORATED                    10.00         10/01/2012             241,800
     163,000  JAFRA COSMETICS INTERNATIONAL INCORPORATED/DISTRIBUIDORA COMERICAL
                JAFRA SA DE CV                                                     10.75         05/15/2011             181,745
                                                                                                                        423,545
                                                                                                                 --------------

OIL & GAS EXTRACTION - 2.49%
     130,000  FOREST OIL CORPORATION                                                8.00         12/15/2011             142,350
     200,000  HILCORP ENERGY I LP/HILCORP FINANCE COMPANY++                        10.50         09/01/2010             220,000
     165,000  PARKER DRILLING COMPANY+/-                                            7.66         09/01/2010             171,600
     130,000  PRIDE INTERNATIONAL INCORPORATED                                      7.38         07/15/2014             142,675
                                                                                                                        676,625
                                                                                                                 --------------

PAPER & ALLIED PRODUCTS - 2.16%
     160,000  APPLETON PAPERS INCORPORATED                                          8.13         06/15/2011             157,200
     105,000  BOISE CASCADE LLC+++/-                                                6.02         10/15/2012             105,000
     155,000  GEORGIA-PACIFIC CORPORATION                                           8.88         02/01/2010             175,925
     150,000  GRAHAM PACKAGING COMPANY++                                            9.88         10/15/2014             148,875
                                                                                                                        587,000
                                                                                                                 --------------

PORTFOLIO OF INVESTMENTS -- MAY 31, 2005      WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

    STRATEGIC INCOME FUND
-------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                    INTEREST RATE   MATURITY DATE         VALUE
PRIMARY METAL INDUSTRIES - 1.30%
$    195,000  GENERAL CABLE CORPORATION                                             9.50%        11/15/2010      $      207,675
     145,000  SUPERIOR ESSEX COMMUNICATIONS LLC/ESSEX GROUP INCORPORATED            9.00         04/15/2012             145,725
                                                                                                                        353,400
                                                                                                                 --------------

PRINTING, PUBLISHING & ALLIED INDUSTRIES - 7.10%
     160,000  AMERICAN COMMERCIAL LINES FINANCE++                                   9.50         02/15/2015             165,200
     180,000  DEX MEDIA INCORPORATED                                                8.00         11/15/2013             191,250
     140,000  HOUGHTON MIFFLIN COMPANY                                              7.20         03/15/2011             142,800
     200,000  HOUGHTON MIFFLIN COMPANY^                                            11.49         10/15/2013             137,000
     240,000  PRIMEDIA INCORPORATED+/-                                              8.64         05/15/2010             252,000
     207,000  READER'S DIGEST ASSOCIATION INCORPORATED                              6.50         03/01/2011             204,930
     175,000  RIDDELL BELL HOLDINGS++                                               8.38         10/01/2012             175,000
     200,000  UCAR FINANCE INCORPORATED                                            10.25         02/15/2012             207,000
     130,000  VENOCO INCORPORATED++                                                 8.75         12/15/2011             126,750
     340,000  VISANT CORPORATION                                                    7.63         10/01/2012             325,550
                                                                                                                      1,927,480
                                                                                                                 --------------

REAL ESTATE - 0.30%
      72,000  CB RICHARD ELLIS SERVICES INCORPORATED                                9.75         05/15/2010              80,370
                                                                                                                 --------------

STONE, CLAY, GLASS & CONCRETE PRODUCTS - 1.03%
     275,000  BWAY CORPORATION                                                     10.00         10/15/2010             280,500
                                                                                                                 --------------

TEXTILE MILL PRODUCTS - 1.19%
     200,000  INTERFACE INCORPORATED                                                9.50         02/01/2014             200,000
     120,000  PERRY ELLIS INTERNATIONAL INCORPORATED SERIES B                       8.88         09/15/2013             122,400
                                                                                                                        322,400
                                                                                                                 --------------

TOBACCO PRODUCTS - 1.25%
     325,000  COMMONWEALTH BRANDS INCORPORATED++                                   10.63         09/01/2008             340,438
                                                                                                                 --------------

TRANSPORTATION EQUIPMENT - 0.56%
     160,000  NAVISTAR INTERNATIONAL CORPORATION++                                  6.25         03/01/2012             152,000
                                                                                                                 --------------

WHOLESALE TRADE NON-DURABLE GOODS - 0.52%
     130,000  AMERISOURCEBERGEN CORPORATION                                         7.25         11/15/2012             142,025
                                                                                                                 --------------

TOTAL CORPORATE BONDS & NOTES (COST $21,688,746)                                                                     21,687,021
                                                                                                                 --------------

FOREIGN CORPORATE BONDS - 5.07%
     165,000  CP SHIPS LIMITED                                                     10.38         07/15/2012             184,800
     270,000  INTELSAT BERMUDA LIMITED++                                            8.63         01/15/2015             277,087
     100,000  IPSCO INCORPORATED                                                    8.75         06/01/2013             111,000
     170,000  NOVELIS INCORPORATED++                                                7.25         02/15/2015             166,600
     340,000  ROGERS CABLE INCORPORATED                                             6.75         03/15/2015             340,000
     285,000  ROGERS WIRELESS INCORPORATED+/-                                       6.14         12/15/2010             297,113

TOTAL FOREIGN CORPORATE BONDS (COST $1,369,807)                                                                       1,376,600
                                                                                                                 --------------

TERM LOANS - 2.12%
     460,000  GOODYEAR TIRE & RUBBER COMPANY TERM LOAN B+++/-                       5.89         04/08/2010             457,010
     113,750  REVLON CONSUMER PRODUCTS CORPORATION TERM LOAN+++/-                   9.20         07/31/2010             116,950

TOTAL TERM LOANS (COST $573,750)                                                                                        573,960
                                                                                                                 --------------

WELLS FARGO ADVANTAGE INCOME FUNDS      PORTFOLIO OF INVESTMENTS -- MAY 31, 2005
--------------------------------------------------------------------------------

    STRATEGIC INCOME FUND
-------------------------------------------------------------------------------------------------------------------------------

SHARES        SECURITY NAME                                                                                           VALUE
COMMON STOCKS - 3.27%

APPAREL & ACCESSORY STORES - 0.38%
       2,200  CARTER'S INCORPORATED+                                                                             $      102,630
                                                                                                                 --------------

COMMUNICATIONS - 0.71%
      22,200  SPANISH BROADCASTING SYSTEMS INCORPORATED+                                                                192,030
                                                                                                                 --------------

HOLDING & OTHER INVESTMENT OFFICES - 0.42%
       1,306  WILLIAMS HOLDINGS OF DELAWARE++                                                                           114,764
                                                                                                                 --------------

HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES - 1.07%
       5,000  AZTAR CORPORATION+                                                                                        159,700
      12,700  MTR GAMING GROUP INCORPORATED+                                                                            130,302
                                                                                                                        290,002
                                                                                                                 --------------

OIL & GAS EXTRACTION - 0.69%
       9,200  CHESAPEAKE ENERGY CORPORATION                                                                             188,324
                                                                                                                 --------------

TOTAL COMMON STOCKS (COST $727,528)                                                                                     887,750
                                                                                                                 --------------

PREFERRED STOCKS - 0.00%
         350  ADELPHIA COMMUNICATIONS CORPORATION+                                                                        1,050

TOTAL PREFERRED STOCKS (COST $32,550)                                                                                     1,050
                                                                                                                 --------------

SHORT-TERM INVESTMENTS - 9.18%
   2,490,960  WELLS FARGO ADVANTAGE MONEY MARKET TRUST~++                                                             2,490,960
                                                                                                                 --------------

TOTAL SHORT-TERM INVESTMENTS (COST $2,490,960)                                                                        2,490,960
                                                                                                                 --------------

TOTAL INVESTMENTS IN SECURITIES
(COST $26,883,341)*                          99.55%                                                              $   27,017,341
OTHER ASSETS AND LIABILITIES, NET             0.45                                                                      120,896
                                            ------                                                               --------------
TOTAL NET ASSETS                            100.00%                                                              $   27,138,237
                                            ======                                                               ==============

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4 (2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

^     ZERO COUPON/STEPPED COUPON BOND. INTEREST RATE PRESENTED IS YIELD TO
      MATURITY.

+/-   VARIABLE RATE INVESTMENTS.

^^ THIS SECURITY IS CURRENTLY IN DEFAULT WITH REGARDS TO SCHEDULED INTEREST OR PRINCIPAL PAYMENTS.

+     NON-INCOME EARNING SECURITIES.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

++    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $2,490,960.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $26,885,227 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:
      GROSS UNREALIZED APPRECIATION                                  $  789,629
      GROSS UNREALIZED DEPRECIATION                                    (657,515)
                                                                     ----------
      NET UNREALIZED APPRECIATION (DEPRECIATION)                     $  132,114

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS -- MAY 31, 2005      WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

    TOTAL RETURN BOND FUND
-------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                    INTEREST RATE   MATURITY DATE         VALUE
ASSET-BACKED SECURITIES - 7.20%
$  1,549,000  AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST SERIES 2004-3 CLASS A    4.35%        12/15/2011      $    1,564,315
     260,000  AMERICREDIT AUTOMOBILE RECEIVABLES TRUST SERIES 2002-C CLASS A4       3.55         02/12/2009             259,287
   1,220,000  AMERIQUEST MORTGAGE SECURITIES INCORPORATED SERIES 2004-R12 CLASS
               A3+/-                                                                3.37         01/25/2035           1,224,325
   2,171,000  ASSET BACKED FUNDING CERTIFICATES SERIES 2005-WF1 CLASS A2E+/-        3.27         01/25/2035           2,170,959
     610,353  ATLANTIC CITY ELECTRIC TRANSITION FUNDING LLC SERIES 2003-1 CLASS
               A1                                                                   2.89         07/20/2011             595,583
   2,454,000  CAPITAL AUTO RECEIVABLES ASSET TRUST SERIES 2004-1 CLASS A3           2.00         11/15/2007           2,418,278
   1,329,000  CAPITAL AUTO RECEIVABLES ASSET TRUST SERIES 2004-2 CLASS A2           3.35         02/15/2008           1,316,573
   4,120,000  CAPITAL ONE MASTER TRUST SERIES 2001-3A CLASS A                       5.45         03/16/2009           4,185,376
   3,202,000  CAPITAL ONE MULTI-ASSET EXECUTION TRUST SERIES 2005-A2 CLASS A2       4.05         02/15/2011           3,204,434
   2,046,000  CARRINGTON MORTGAGE LOAN TRUST SERIES 2005-OPT2 CLASS A1B+/-          3.24         05/25/2035           2,045,110
   2,077,000  CHASE ISSUANCE TRUST SERIES 2005-A4 CLASS A4                          4.23         01/15/2013           2,078,947
   2,030,000  CHASE MANHATTAN AUTO OWNER TRUST SERIES 2004-A CLASS A3               2.08         05/15/2008           2,003,778
     750,000  CITIBANK CREDIT CARD ISSUANCE TRUST SERIES 2000-A1 CLASS A1<<         6.90         10/15/2007             759,051
   2,500,000  CITIBANK CREDIT CARD ISSUANCE TRUST SERIES 2001-A6 CLASS A6           5.65         06/16/2008           2,546,192
   3,000,000  CITIBANK CREDIT CARD ISSUANCE TRUST SERIES 2003-A10 CLASS A10         4.75         12/10/2015           3,066,293
     950,000  CITIBANK CREDIT CARD ISSUANCE TRUST SERIES 2003-A3 CLASS A3           3.10         03/10/2010             927,683
   2,482,000  CITIBANK CREDIT CARD ISSUANCE TRUST SERIES 2003-A6 CLASS A6           2.90         05/17/2010           2,405,497
   1,999,393  COUNTRYWIDE ASSET-BACKED CERTIFICATES SERIES 2004-7 CLASS AF1+/-      3.29         10/25/2022           2,000,214
   1,393,000  DAIMLERCHRYSLER AUTO TRUST SERIES 2004-B CLASS A3                     3.18         09/08/2008           1,382,381
   4,618,000  DAIMLERCHRYSLER AUTO TRUST SERIES 2005-B CLASS A2                     3.75         12/08/2007           4,616,153
   1,386,000  DETROIT EDISON SECURITIZATION FUNDING LLC SERIES 2001-1 CLASS A4      6.19         03/01/2013           1,502,008
   1,629,000  DISCOVER CARD MASTER TRUST I SERIES 2004-2 CLASS A1+/-                3.11         05/15/2010           1,626,323
   1,700,000  FORD CREDIT AUTO OWNER TRUST SERIES 2005-A CLASS A2                   3.08         07/15/2007           1,696,207
   1,915,000  FORD CREDIT AUTO OWNER TRUST SERIES 2005-A CLASS A3                   3.48         11/15/2008           1,903,225
   2,843,000  FORD CREDIT AUTO OWNER TRUST SERIES 2005-B CLASS A3                   4.17         01/15/2009           2,850,852
   1,385,000  MASSACHUSETTS RRB SPECIAL PURPOSE TRUST SERIES 2005-1 CLASS A2        3.78         09/15/2010           1,379,056
   3,260,000  MBNA CREDIT CARD MASTER NOTE TRUST SERIES 2001-A1 CLASS A1            5.75         10/15/2008           3,320,589
   2,716,000  MBNA CREDIT CARD MASTER NOTE TRUST SERIES 2005-A1 CLASS A1            4.20         09/15/2010           2,733,179
   2,265,000  METRIS MASTER TRUST SERIES 1999-2 CLASS A+/-                          3.61         01/20/2010           2,265,200
   1,115,000  NATIONAL CITY AUTO RECEIVABLES TRUST SERIES 2004-A CLASS A3           2.11         07/15/2008           1,099,938
   1,456,000  NISSAN AUTO RECEIVABLES OWNER TRUST SERIES 2005-B CLASS A2            3.75         09/17/2007           1,456,000
   2,079,000  NOVASTAR HOME EQUITY LOAN SERIES 2005-2 CLASS A2B+/-                  3.24         05/25/2035           2,079,000
   1,742,000  PECO ENERGY TRANSITION TRUST SERIES 1999-A CLASS A6                   6.05         03/01/2009           1,783,214
     815,881  RESIDENTIAL ASSET MORTGAGE PRODUCTS INCORPORATED SERIES 2003-RS3
               CLASS A2+/-                                                          3.45         04/25/2033             818,651
   1,992,000  SLM STUDENT LOAN TRUST SERIES 2003-4 CLASS A5B++                      3.39         03/15/2033           1,933,216
   2,595,000  SLM STUDENT LOAN TRUST SERIES 2004-1 CLASS A2+/-                      3.30         07/25/2018           2,604,665
   2,304,000  STRUCTURED ASSET INVESTMENT LOAN TRUST SERIES 2005-1 CLASS A4+++/-    3.32         02/25/2035           2,307,363
   2,080,000  STRUCTURED ASSET INVESTMENT LOAN TRUST SERIES 2005-5 CLASS A2+/-      3.18         06/25/2035           2,080,000
   2,195,000  USAA AUTO OWNER TRUST SERIES 2004-3 CLASS A2                          2.79         06/15/2007           2,186,743
   1,197,000  USAA AUTO OWNER TRUST SERIES 2004-3 CLASS A3                          3.16         02/17/2009           1,184,339
   1,115,000  WORLD OMNI AUTO RECEIVABLES TRUST SERIES 2003-B CLASS A3              2.20         01/15/2008           1,104,854

TOTAL ASSET-BACKED SECURITIES (COST $80,794,165)                                                                     80,685,051
                                                                                                                 --------------

COLLATERALIZED MORTGAGE OBLIGATIONS - 7.21%
   1,604,000  BANC OF AMERICA COMMERCIAL MORTGAGE INCORPORATED SERIES 2004-1
               CLASS A4                                                             4.76         11/10/2039           1,614,977
   2,685,000  BANC OF AMERICA COMMERCIAL MORTGAGE INCORPORATED SERIES 2005-1
               CLASS A5+/-                                                          4.98         11/10/2042           2,795,563
     533,000  CHASE COMMERCIAL MORTGAGE SECURITIES CORPORATION SERIES 2000-2
               CLASS A2                                                             7.63         07/15/2032             610,492
   1,357,000  CITIGROUP COMMERCIAL MORTGAGE TRUST SERIES 2004-C1 CLASS A3+/-        5.25         04/15/2040           1,409,767

WELLS FARGO ADVANTAGE INCOME FUNDS      PORTFOLIO OF INVESTMENTS -- MAY 31, 2005
--------------------------------------------------------------------------------

    TOTAL RETURN BOND FUND
-------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                    INTEREST RATE   MATURITY DATE         VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
$    797,000  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1999-1 CLASS
               E+/-                                                                 7.23%        05/15/2032      $      864,617
   1,298,000  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2000-C1 CLASS
               A2                                                                   7.42         08/15/2033           1,450,800
   1,600,000  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-LP5
               CLASS ASB                                                            4.87         05/10/2043           1,626,850
   3,642,000  COUNTRYWIDE ALTERNATIVE LOAN TRUST SERIES 2005-J4 CLASS 2A1B+/-       3.21         05/25/2034           3,642,000
   3,071,000  DLJ COMMERCIAL MORTGAGE CORPORATION SERIES 1999-CG2 CLASS A1B         7.30         06/10/2032           3,398,333
   2,420,000  FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE SERIES 1999-C4 CLASS
               A2                                                                   7.39         12/15/2031           2,704,111
   4,969,000  FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGES SERIES 2000-C2 CLASS
               A2                                                                   7.20         10/15/2032           5,601,294
   1,609,000  GE CAPITAL COMMERCIAL MORTGAGE CORPORATION SERIES 2003-C2 CLASS A4    5.15         07/10/2037           1,671,713
   2,462,885  GMAC COMMERCIAL MORTGAGE SECURITIES INCORPORATED SERIES 1997-C1
               CLASS A3                                                             6.87         07/15/2029           2,577,406
     941,000  GMAC COMMERCIAL MORTGAGE SECURITIES INCORPORATED SERIES 2002-C2
               CLASS A3                                                             5.71         10/15/2038           1,006,211
   1,651,387  GMAC COMMERCIAL MORTGAGE SECURITIES INCORPORATED SERIES 2004-C1
               CLASS A1                                                             3.12         03/10/2038           1,620,952
     618,519  GMAC COMMERCIAL MORTGAGE SECURITIES INCORPORATED SERIES 2004-C2
               CLASS A1                                                             3.90         08/10/2038             614,876
   2,112,000  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION SERIES 2003-66 CLASS WU      3.75         03/20/2026           2,088,576
     544,000  GREENWICH CAPITAL COMMERCIAL FUNDING CORPORATION SERIES 2004-GG1
               CLASS A3                                                             4.34         06/10/2036             545,201
   2,051,000  GS MORTGAGE SECURITIES CORPORATION SERIES 1998-GLII CLASS A2          6.56         04/13/2031           2,171,546
     594,000  HELLER FINANCIAL COMMERCIAL MORTGAGE ASSET SERIES 1999-PH1 CLASS
               C+/-                                                                 7.07         05/15/2031             648,686
   1,454,403  IMPAC CMB TRUST SERIES 2005-1 CLASS 1A1+/-                            3.35         04/25/2035           1,454,687
   2,908,000  JP MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORPORATION
              SERIES 2004-CB9 CLASS A4+/-                                           5.38         06/12/2041           3,082,752
     874,608  LB COMMERCIAL CONDUIT MORTGAGE TRUST SERIES 1999-C2 CLASS A1          7.11         10/15/2032             905,237
     397,000  LB COMMERCIAL CONDUIT MORTGAGE TRUST SERIES 1999-C2 CLASS B           7.43         10/15/2032             444,454
   1,596,000  LB-UBS COMMERCIAL MORTGAGE TRUST SERIES 2000-C4 CLASS A2              7.37         08/15/2026           1,801,752
   1,701,000  LB-UBS COMMERCIAL MORTGAGE TRUST SERIES 2003-C5 CLASS A4+/-           4.69         07/15/2032           1,710,409
   2,745,000  LB-UBS COMMERCIAL MORTGAGE TRUST SERIES 2003-C7 CLASS A4+/-           4.93         09/15/2035           2,808,580
     200,000  LB-UBS COMMERCIAL MORTGAGE TRUST SERIES 2004-C7 CLASS A6+/-           4.79         10/15/2029             201,447
   2,066,000  LB-UBS COMMERCIAL MORTGAGE TRUST SERIES 2005-C2 CLASS AAB             5.01         04/15/2030           2,126,645
   2,370,000  MERRILL LYNCH MORTGAGE TRUST++                                        4.10         11/15/2010           2,373,703
     505,000  MERRILL LYNCH MORTGAGE TRUST SERIES 2003-KEY1 CLASS A3                4.89         11/12/2035             515,087
   1,000,000  MORGAN STANLEY CAPITAL I SERIES 2004-HQ4 CLASS A2                     3.92         04/14/2040             992,712
   3,985,000  PNC MORTGAGE ACCEPTANCE CORPORATION SERIES 2000-C2 CLASS A2           7.30         10/12/2033           4,464,353
   3,097,590  SALOMON BROTHERS MORTGAGE SECURITIES VII SERIES 2000-C2 CLASS A2      7.46         07/18/2033           3,430,152
     614,000  SALOMON BROTHERS MORTGAGE SECURITIES VII SERIES 2002-KEY2 CLASS A3    4.87         03/18/2036             624,717
     269,965  STRUCTURED ASSET SECURITIES CORPORATION SERIES 1998-2 CLASS A+/-      3.61         02/25/2028             269,965
   2,906,000  WACHOVIA BANK COMMERCIAL MORTGAGE TRUST SERIES 2003-C6 CLASS A4       5.13         08/15/2035           3,001,022
   3,221,000  WACHOVIA BANK COMMERCIAL MORTGAGE TRUST SERIES 2004-C12 CLASS A2      5.00         07/15/2041           3,309,504
   1,886,000  WACHOVIA BANK COMMERCIAL MORTGAGE TRUST SERIES 2005-C16 CLASS APB     4.69         10/15/2041           1,903,743
   4,185,000  WACHOVIA BANK COMMERCIAL MORTGAGE TRUST SERIES 2005-C17 CLASS A4+/-   5.08         03/15/2042           4,325,221
   2,083,000  WACHOVIA BANK COMMERCIAL MORTGAGE TRUST SERIES 2005-C18 CLASS APB     4.81         04/15/2042           2,117,779
     212,876  WASHINGTON MUTUAL INCORPORATED SERIES 2002-AR7 CLASS A6+/-            5.53         07/25/2032             212,618

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $80,504,320)                                                         80,740,510
                                                                                                                 --------------

CORPORATE BONDS & NOTES - 16.07%

BUSINESS SERVICES - 0.56%
   5,925,000  HOUSEHOLD FINANCE CORPORATION                                         5.88         02/01/2009           6,222,749
                                                                                                                 --------------

CHEMICALS & ALLIED PRODUCTS - 0.24%
     520,000  ALBEMARLE CORPORATION                                                 5.10         02/01/2015             514,492
   1,050,000  LUBRIZOL CORPORATION                                                  5.50         10/01/2014           1,077,651

PORTFOLIO OF INVESTMENTS -- MAY 31, 2005      WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

    TOTAL RETURN BOND FUND
-------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                    INTEREST RATE   MATURITY DATE         VALUE
CHEMICALS & ALLIED PRODUCTS (CONTINUED)
$  1,025,000  WYETH<<                                                               5.50%        02/01/2014      $    1,074,545
                                                                                                                      2,666,688
                                                                                                                 --------------

COMMUNICATIONS - 2.81%
   1,040,000  AMERICA MOVIL SA DE CV                                                6.38         03/01/2035           1,012,188
   1,210,000  AOL TIME WARNER INCORPORATED                                          7.70         05/01/2032           1,527,655
   1,850,000  AT&T CORPORATION                                                      9.75         11/15/2031           2,349,500
   2,560,000  BELLSOUTH CORPORATION                                                 5.20         09/15/2014           2,630,769
   1,755,000  COMCAST CABLE COMMUNICATIONS HOLDINGS INCORPORATED<<                  8.38         03/15/2013           2,149,849
   2,165,000  COMCAST CORPORATION<<                                                 5.85         01/15/2010           2,286,142
   2,605,000  COX COMMUNICATIONS INCORPORATED                                       7.13         10/01/2012           2,904,703
     725,000  SBC COMMUNICATIONS INCORPORATED                                       6.45         06/15/2034             803,155
   3,440,000  SPRINT CAPITAL CORPORATION                                            6.00         01/15/2007           3,536,272
   1,365,000  SPRINT CAPITAL CORPORATION                                            8.75         03/15/2032           1,876,575
   3,670,000  TELECOM ITALIA CAPITAL SA                                             5.25         11/15/2013           3,715,846
     840,000  TIME WARNER ENTERTAINMENT COMPANY LP                                  8.38         07/15/2033           1,112,577
   4,915,000  VERIZON GLOBAL FUNDING CORPORATION                                    6.88         06/15/2012           5,556,383
                                                                                                                     31,461,614
                                                                                                                 --------------

DEPOSITORY INSTITUTIONS - 1.85%
   2,885,000  BAC CAPITAL TRUST VI                                                  5.63         03/08/2035           2,954,367
   2,260,000  CITIGROUP INCORPORATED                                                5.00         09/15/2014           2,304,185
   2,245,000  PNC FUNDING CORPORATION                                               5.25         11/15/2015           2,313,156
   1,085,000  ROYAL BANK OF SCOTLAND GROUP                                          5.00         11/12/2013           1,114,849
     125,000  US BANCORP SERIES MTNN                                                4.75         06/30/2005             125,123
   3,390,000  WACHOVIA BANK NATIONAL<<                                              4.88         02/01/2015           3,438,928
   1,520,000  WASHINGTON MUTUAL BANK FA                                             5.13         01/15/2015           1,540,430
   4,402,000  WASHINGTON MUTUAL INCORPORATED<<                                      4.00         01/15/2009           4,345,976
   2,410,000  ZIONS BANCORPORATION                                                  6.00         09/15/2015           2,610,592
                                                                                                                     20,747,606
                                                                                                                 --------------

ELECTRIC UTILITIES - 0.12%
   1,250,000  PROGRESS ENERGY INCORPORATED                                          6.85         04/15/2012           1,377,115
                                                                                                                 --------------

ELECTRIC, GAS & SANITARY SERVICES - 1.49%
   3,121,000  AMERICAN ELECTRIC POWER SERIES C                                      5.38         03/15/2010           3,225,869
   1,840,000  CENTERPOINT ENERGY SERIES B                                           6.85         06/01/2015           2,043,088
   2,795,000  DUKE ENERGY CORPORATION<<                                             6.25         01/15/2012           3,046,036
     840,000  FIRSTENERGY CORPORATION SERIES C                                      7.38         11/15/2031           1,018,180
   2,067,000  PACIFIC GAS & ELECTRIC COMPANY                                        6.05         03/01/2034           2,272,443
     800,000  PSEG POWER LLC                                                        8.63         04/15/2031           1,105,264
   1,750,000  PUBLIC SERVICE COMPANY OF COLORADO                                    7.88         10/01/2012           2,108,256
   1,645,000  SOUTHERN CALIFORNIA EDISON COMPANY                                    6.00         01/15/2034           1,832,591
                                                                                                                     16,651,727
                                                                                                                 --------------

FINANCIAL SERVICES - 0.50%
   2,794,000  CAPITAL ONE FINANCIAL CORPORATION                                     8.75         02/01/2007           2,986,725
   2,385,000  CITIGROUP INCORPORATED                                                6.50         01/18/2011           2,631,258
                                                                                                                      5,617,983
                                                                                                                 --------------

WELLS FARGO ADVANTAGE INCOME FUNDS      PORTFOLIO OF INVESTMENTS -- MAY 31, 2005
--------------------------------------------------------------------------------

    TOTAL RETURN BOND FUND
-------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                    INTEREST RATE   MATURITY DATE         VALUE
FOOD & KINDRED PRODUCTS - 0.24%
$  1,240,000  KRAFT FOODS INCORPORATED                                              5.63%        11/01/2011      $    1,310,752
   1,210,000  KRAFT FOODS INCORPORATED                                              6.50         11/01/2031           1,399,836
                                                                                                                      2,710,588
                                                                                                                 --------------

FOOD STORES - 0.13%
     520,000  ALBERTSON'S INCORPORATED                                              8.00         05/01/2031             606,134
     725,000  DELHAIZE AMERICA INCORPORATED                                         9.00         04/15/2031             872,446
                                                                                                                      1,478,580
                                                                                                                 --------------

FORESTRY - 0.05%
     525,000  WEYERHAEUSER COMPANY<<                                                7.38         03/15/2032             612,877
                                                                                                                 --------------

HOLDING & OTHER INVESTMENT OFFICES - 0.59%
   1,425,000  GOLDMAN SACHS GROUP INCORPORATED<<                                    5.13         01/15/2015           1,449,393
   1,615,000  JP MORGAN CHASE & COMPANY                                             5.13         09/15/2014           1,644,989
   3,540,000  MERRILL LYNCH & COMPANY<<                                             4.25         02/08/2010           3,520,516
                                                                                                                      6,614,898
                                                                                                                 --------------

INSURANCE CARRIERS - 0.19%
   1,580,000  AMERICAN INTERNATIONAL GROUP INCORPORATED                             4.25         05/15/2013           1,519,889
     610,000  GENWORTH FINANCIAL INCORPORATED                                       5.75         06/15/2014             652,779
                                                                                                                      2,172,668
                                                                                                                 --------------

MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS - 0.11%
   1,250,000  NEWMONT MINING CORPORATION                                            5.88         04/01/2035           1,255,397
                                                                                                                 --------------

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.28%
   2,820,000  TYCO INTERNATIONAL GROUP SA                                           6.38         10/15/2011           3,094,183
                                                                                                                 --------------

NON-DEPOSITORY CREDIT INSTITUTIONS - 1.87%
   2,395,000  AMERICAN GENERAL FINANCE CORPORATION                                  3.88         10/01/2009           2,328,888
   1,245,000  CAPITAL ONE FINANCIAL                                                 5.50         06/01/2015           1,255,429
   2,555,000  FORD MOTOR CREDIT COMPANY                                             4.95         01/15/2008           2,422,000
   2,775,000  FORD MOTOR CREDIT COMPANY<<                                           5.70         01/15/2010           2,524,548
     855,000  FORD MOTOR CREDIT COMPANY<<                                           7.00         10/01/2013             796,409
     974,000  GENERAL ELECTRIC CAPITAL CORPORATION<<                                3.75         12/15/2009             953,941
   3,975,000  GENERAL ELECTRIC CAPITAL CORPORATION<<                                4.88         03/04/2015           4,045,727
   1,100,000  GENERAL ELECTRIC CAPITAL CORPORATION SERIES MTNA                      5.88         02/15/2012           1,186,587
      90,000  HSBC FINANCE CORPORATION                                              6.50         01/24/2006              91,578
   1,480,000  HSBC FINANCE CORPORATION<<                                            4.75         04/15/2010           1,496,139
   1,040,000  JP MORGAN CHASE CAPITAL XV                                            5.88         03/15/2035           1,054,300
   1,245,000  MBNA CORPORATION                                                      6.13         03/01/2013           1,326,291
   1,447,000  SLM CORPORATION SERIES MTNA                                           5.00         10/01/2013           1,474,192
                                                                                                                     20,956,029
                                                                                                                 --------------

OIL & GAS EXTRACTION - 0.63%
   1,105,000  CONOCOPHILLIPS                                                        5.90         10/15/2032           1,218,890
   1,840,000  PEMEX PROJECT FUNDING MASTER TRUST                                    7.38         12/15/2014           2,061,720
   1,949,000  VALERO LOGISTICS                                                      6.05         03/15/2013           2,039,794
   1,745,000  XTO ENERGY INCORPORATED<<                                             4.90         02/01/2014           1,719,494
                                                                                                                      7,039,898
                                                                                                                 --------------

PORTFOLIO OF INVESTMENTS -- MAY 31, 2005      WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

    TOTAL RETURN BOND FUND
-------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                    INTEREST RATE   MATURITY DATE         VALUE
PAPER & ALLIED PRODUCTS - 0.10%
$    710,000  INTERNATIONAL PAPER COMPANY                                           6.75%        09/01/2011      $      778,654
     400,000  KIMBERLY-CLARK CORPORATION++                                          4.50         07/30/2005             400,624
                                                                                                                      1,179,278
                                                                                                                 --------------

PETROLEUM REFINING & RELATED INDUSTRIES - 0.71%
   1,820,000  ALBERTA ENERGY COMPANY LIMITED                                        7.38         11/01/2031           2,263,476
   1,080,000  AMERADA HESS CORPORATION                                              7.13         03/15/2033           1,238,337
   1,695,000  ENTERPRISE PRODUCTS OPERATIONS                                        4.95         06/01/2010           1,699,449
   1,620,000  ENTERPRISE PRODUCTS OPERATIONS SERIES B                               5.60         10/15/2014           1,655,404
     875,000  VALERO ENERGY CORPORATION                                             7.50         04/15/2032           1,044,979
                                                                                                                      7,901,645
                                                                                                                 --------------

PIPELINES, EXCEPT NATURAL GAS - 0.35%
   2,085,000  DUKE CAPITAL LLC                                                      7.50         10/01/2009           2,319,900
   1,055,000  KINDER MORGAN ENERGY PARTNERS                                         5.13         11/15/2014           1,060,070
     585,000  KINDER MORGAN ENERGY PARTNERS                                         5.80         03/15/2035             585,767
                                                                                                                      3,965,737
                                                                                                                 --------------

RAILROAD TRANSPORTATION - 0.52%
   2,160,000  CANADIAN NATIONAL RAILWAY COMPANY                                     7.38         10/15/2031           2,797,357
   2,455,000  NORFOLK SOUTHERN CORPORATION                                          7.05         05/01/2037           3,008,259
                                                                                                                      5,805,616
                                                                                                                 --------------

REAL ESTATE - 0.30%
   3,327,000  EOP OPERATING LP                                                      4.65         10/01/2010           3,310,751
                                                                                                                 --------------

REITS - 0.40%
   2,725,000  ISTAR FINANCIAL INCORPORATED<<                                        5.38         04/15/2010           2,748,497
   1,040,000  NATIONWIDE HEALTH PROPERTIES INCORPORATED                             6.00         05/20/2015           1,030,012
     725,000  SIMON PROPERTY GROUP LP                                               5.63         08/15/2014             751,607
                                                                                                                      4,530,116
                                                                                                                 --------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 1.14%
   1,205,000  GOLDMAN SACHS CAPITAL INCORPORATED<<                                  6.35         02/15/2034           1,289,604
   4,731,000  JP MORGAN CHASE & COMPANY                                             6.75         02/01/2011           5,242,417
   2,335,000  LAZARD LLC++                                                          7.13         05/15/2015           2,345,594
   3,740,000  MORGAN STANLEY<<                                                      5.30         03/01/2013           3,860,106
                                                                                                                     12,737,721
                                                                                                                 --------------

TRANSPORTATION BY AIR - 0.24%
   1,865,000  LOCKHEED MARTIN CORPORATION                                           8.50         12/01/2029           2,655,189
                                                                                                                 --------------

TRANSPORTATION EQUIPMENT - 0.65%
   2,805,000  BOEING COMPANY                                                        5.13         02/15/2013           2,920,544
   1,110,000  DAIMLERCHRYSLER NA HOLDING CORPORATION                                6.50         11/15/2013           1,175,717
   1,055,000  DAIMLERCHRYSLER NA HOLDING CORPORATION                                8.50         01/18/2031           1,293,458
   1,110,000  UNITED TECHNOLOGIES CORPORATION                                       4.88         05/01/2015           1,128,647
     760,000  UNITED TECHNOLOGIES CORPORATION                                       5.40         05/01/2035             781,820
                                                                                                                      7,300,186
                                                                                                                 --------------
TOTAL CORPORATE BONDS & NOTES (COST $177,159,449)                                                                   180,066,839
                                                                                                                 --------------

FOREIGN CORPORATE BONDS - 0.70%
     300,000  AMOCO ARGENTINA OIL COMPANY                                           6.63         09/15/2005             302,755
   1,565,000  BT GROUP PLC                                                          8.88         12/15/2030           2,178,710

WELLS FARGO ADVANTAGE INCOME FUNDS      PORTFOLIO OF INVESTMENTS -- MAY 31, 2005
--------------------------------------------------------------------------------

    TOTAL RETURN BOND FUND
-------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                    INTEREST RATE   MATURITY DATE         VALUE
FOREIGN CORPORATE BONDS (CONTINUED)
$  2,770,000  FRANCE TELECOM                                                        7.95%        03/01/2006      $    2,843,098
   2,150,000  FRANCE TELECOM                                                        8.00         03/01/2011           2,501,097

TOTAL FOREIGN CORPORATE BONDS (COST $7,770,641)                                                                       7,825,660
                                                                                                                 --------------

FOREIGN GOVERNMENT BONDS - 0.90%
   1,220,000  CANADIAN NATIONAL RAILWAY COMPANY                                     6.90         07/15/2028           1,475,143
   1,940,000  CANADIAN NATIONAL RESOURCES                                           4.90         12/01/2014           1,942,037
   2,075,000  CIT GROUP COMPANY OF CANADA++                                         4.65         07/01/2010           2,081,005
   1,715,000  MEXICO GOVERNMENT INTERNATIONAL BOND SERIES MTN                       6.38         01/16/2013           1,835,050
   1,530,000  RUSSIAN FEDERATION+++/-                                               5.00         03/31/2030           1,681,087
   1,005,000  UNITED MEXICAN STATES SERIES MTNA                                     6.75         09/27/2034           1,061,783

TOTAL FOREIGN GOVERNMENT BONDS (COST $9,838,491)                                                                     10,076,105
                                                                                                                 --------------

AGENCY SECURITIES - 56.64%

FEDERAL HOME LOAN MORTGAGE CORPORATION - 35.53%
  10,100,000  FHLMC<<                                                               4.25         07/15/2009          10,222,564
  21,701,000  FHLMC<<                                                               6.63         09/15/2009          23,941,107
  11,225,000  FHLMC<<                                                               5.00         07/15/2014          11,815,570
   4,526,345  FHLMC #B10747<<                                                       5.50         11/01/2018           4,651,061
   6,835,665  FHLMC #B16483<<                                                       5.50         09/01/2019           7,024,150
   3,710,452  FHLMC #B18247                                                         5.00         04/01/2020           3,755,905
   1,373,000  FHLMC #B19318                                                         5.00         05/01/2020           1,389,819
   1,178,000  FHLMC #B19338                                                         5.00         05/01/2020           1,192,431
   1,441,000  FHLMC #B19339                                                         5.00         05/01/2020           1,458,652
     883,000  FHLMC #B19376                                                         5.00         06/01/2020             893,817
   3,594,461  FHLMC #C90732<<                                                       5.50         11/01/2023           3,674,798
   2,485,747  FHLMC #C90766<<                                                       5.50         12/01/2023           2,541,303
   4,822,236  FHLMC #C90780<<                                                       5.50         01/01/2024           4,930,013
   6,015,651  FHLMC #C90798<<                                                       5.50         02/01/2024           6,146,621
  38,800,658  FHLMC #C90837<<                                                       5.50         06/01/2024          39,645,410
     607,301  FHLMC #C90854                                                         5.50         09/01/2024             620,522
     294,214  FHLMC #C90859                                                         5.50         10/01/2024             300,620
   1,135,390  FHLMC #C90888<<                                                       5.50         03/01/2025           1,160,172
   2,299,858  FHLMC #D96325                                                         5.50         10/01/2023           2,351,260
   3,406,641  FHLMC #E01279<<                                                       5.50         01/01/2018           3,501,404
   6,200,613  FHLMC #G11511<<                                                       5.50         11/01/2018           6,373,096
   7,689,026  FHLMC #G11658<<                                                       5.50         01/01/2020           7,901,041
   2,030,873  FHLMC #M80925                                                         5.00         06/01/2011           2,056,219
   4,614,322  FHLMC #M80927<<                                                       5.00         07/01/2011           4,671,910
   5,901,752  FHLMC #M80928<<                                                       5.00         08/01/2011           5,975,408
   7,088,686  FHLMC #M80936<<                                                       5.00         09/01/2011           7,177,155
   1,552,043  FHLMC SERIES 2544 CLASS ML                                            5.00         04/15/2012           1,569,752
   8,241,000  FHLMC SERIES 2631 CLASS MT                                            3.50         01/15/2022           8,137,519
  15,686,000  FHLMC SERIES 2645 CLASS MK<<                                          3.50         07/15/2022          15,458,166
   2,224,233  FHLMC SERIES 2682 CLASS WK                                            3.00         01/15/2021           2,193,615
   3,207,085  FHLMC SERIES 2692 CLASS YB                                            3.50         05/15/2016           3,177,374
     400,260  FHLMC SERIES 2727 CLASS PW                                            3.57         06/15/2029             394,737
     378,110  FHLMC SERIES 2731 CLASS PK                                            3.50         05/15/2026             372,492

PORTFOLIO OF INVESTMENTS -- MAY 31, 2005      WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

    TOTAL RETURN BOND FUND
-------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                    INTEREST RATE   MATURITY DATE         VALUE
FEDERAL HOME LOAN MORTGAGE CORPORATION (CONTINUED)
$  3,060,344  FHLMC SERIES 2736 CLASS DB<<                                          3.30%        11/15/2026      $    2,989,157
   7,688,000  FHLMC SERIES 2808 CLASS PG                                            5.50         04/15/2033           7,861,314
  17,903,000  FHLMC SERIES 2825 CLASS PM<<                                          5.50         03/15/2030          18,261,792
   4,296,000  FHLMC SERIES 2825 CLASS QM                                            5.50         03/15/2030           4,389,423
   8,951,920  FHLMC SERIES 2825 CLASS QN<<                                          5.50         09/15/2032           9,144,226
     442,000  FHLMC SERIES 2833 CLASS JD                                            5.50         09/15/2029             452,954
  15,858,560  FHLMC SERIES 2841 CLASS Y                                             5.50         07/15/2027          16,198,032
   5,674,000  FHLMC SERIES 2950 CLASS LG                                            5.50         10/15/2033           5,797,546
  15,438,876  FHLMC SERIES 2957 CLASS KJ<<                                          4.50         10/15/2024          15,482,187
   4,983,000  FHLMC SERIES 2958 CLASS MD                                            5.50         01/15/2031           5,136,902
   3,641,256  FHLMC SERIES 2960 CLASS EH                                            4.50         05/15/2024           3,652,458
   1,839,000  FHLMC SERIES 2961 CLASS PW                                            5.50         10/15/2030           1,933,154
   6,380,198  FHLMC SERIES 2963 CLASS WL                                            4.50         07/15/2025           6,398,169
     137,239  FHLMC SERIES 2965 CLASS GB                                            4.50         11/15/2014             138,124
   2,607,000  FHLMC SERIES 2966 CLASS XC                                            5.50         01/15/2031           2,715,231
   3,025,000  FHLMC SERIES 2968 CLASS PD                                            5.50         01/15/2031           3,206,957
   4,911,000  FHLMC SERIES 2971 CLASS KR                                            5.50         08/15/2031           5,027,253
  15,723,000  FHLMC SERIES 2971 CLASS PE                                            4.50         03/15/2026          15,777,662
   3,059,000  FHLMC SERIES 2972 CLASS UD                                            5.50         08/15/2034           3,133,802
   7,447,000  FHLMC SERIES 2972 CLASS UG                                            5.50         08/15/2034           7,659,846
   6,689,000  FHLMC SERIES 2972 CLASS WK                                            4.50         04/15/2029           6,697,361
  21,773,000  FHLMC SERIES 2975 CLASS OA                                            5.50         06/15/2026          22,286,708
  12,628,000  FHLMC SERIES 2975 CLASS OE                                            5.50         10/15/2031          12,929,395
  13,064,000  FHLMC SERIES 2975 CLASS PB                                            5.50         02/15/2024          13,359,981
   4,087,000  FHLMC SERIES 2975 CLASS PJ                                            5.50         02/15/2029           4,187,259
   4,465,000  FHLMC SERIES 2982 CLASS LC                                            4.50         01/15/2025           4,477,176
   2,066,000  FHLMC TBA%%                                                           5.50         06/01/2025           2,112,175
                                                                                                                    398,081,927
                                                                                                                 --------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 21.11%
  12,784,000  FNMA<<                                                                2.20         12/04/2006          12,495,644
  10,755,000  FNMA<<                                                                5.00         01/15/2007          10,960,356
  16,276,000  FNMA<<                                                                3.10         04/04/2007          16,071,346
   8,094,000  FNMA<<                                                                6.00         05/15/2011           8,873,930
   8,883,000  FNMA<<                                                                6.13         03/15/2012           9,880,374
   9,723,963  FNMA #254631<<                                                        5.00         02/01/2018           9,848,995
   3,144,694  FNMA #254918<<                                                        4.50         09/01/2033           3,070,424
     705,070  FNMA #255389                                                          5.00         08/01/2011             712,631
     315,139  FNMA #255440                                                          5.00         09/01/2011             318,519
   5,932,023  FNMA #672965<<                                                        5.00         01/01/2018           6,008,298
   7,757,946  FNMA #672966<<                                                        5.00         01/01/2018           7,857,699
   2,072,536  FNMA #725564                                                          4.53         04/01/2009           2,099,819
   4,296,465  FNMA #734830<<                                                        4.50         08/01/2033           4,194,993
   5,610,000  FNMA #760762<<                                                        4.89         04/01/2012           5,745,314
   2,829,554  FNMA SERIES 2003-113 CLASS PN                                         3.50         02/25/2013           2,807,271
   9,797,271  FNMA SERIES 2003-63 CLASS QP                                          3.50         10/25/2031           9,339,590
  13,856,994  FNMA SERIES 2003-76 CLASS DE<<                                        4.00         09/25/2031          13,488,195
   3,301,000  FNMA SERIES 2003-92 CLASS KQ                                          3.50         06/25/2023           3,246,789

WELLS FARGO ADVANTAGE INCOME FUNDS      PORTFOLIO OF INVESTMENTS -- MAY 31, 2005
--------------------------------------------------------------------------------

    TOTAL RETURN BOND FUND
-------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                    INTEREST RATE   MATURITY DATE         VALUE
FEDERAL NATIONAL MORTGAGE ASSOCIATION (CONTINUED)
$    454,000  FNMA SERIES 2003-92 CLASS NM                                          3.50%        04/25/2013      $      447,785
   5,494,000  FNMA SERIES 2005-45 CLASS BA                                          4.50         11/25/2014           5,514,424
  20,811,000  FNMA SERIES 2005-51 CLASS KC                                          4.50         01/25/2025          20,854,703
  10,972,000  FNMA SERIES 2005-51 CLASS NB                                          5.50         08/25/2028          11,292,084
   9,206,000  FNMA SERIES 2005-51 CLASS NC                                          5.50         12/25/2030           9,479,761
     368,000  FNMA TBA%%                                                            5.00         06/01/2018             372,140
  32,846,000  FNMA TBA%%                                                            5.50         06/01/2032          33,287,384
   7,000,000  FNMA TBA%%                                                            5.00         07/01/2033           6,973,750
  20,014,000  FNMA TBA%%                                                            5.50         07/01/2033          20,245,402
     980,000  FNMA TBA%%                                                            5.00         06/01/2034             979,081
                                                                                                                    236,466,701
                                                                                                                 --------------

TOTAL AGENCY SECURITIES (COST $631,790,733)                                                                         634,548,628
                                                                                                                 --------------

US TREASURY SECURITIES - 17.40%

US TREASURY BONDS - 4.92%
  16,091,000  US TREASURY BOND<<                                                    6.25         08/15/2023          19,824,611
  14,777,000  US TREASURY BOND<<                                                    6.00         02/15/2026          17,951,173
  13,040,000  US TREASURY BOND<<                                                    6.25         05/15/2030          16,683,559
     564,000  US TREASURY BOND<<                                                    5.38         02/15/2031             653,182
                                                                                                                     55,112,525
                                                                                                                 --------------

US TREASURY NOTES - 12.48%
   9,700,000  US TREASURY NOTE<<                                                    2.88         11/30/2006           9,606,026
   2,919,000  US TREASURY NOTE<<                                                    3.63         04/30/2007           2,920,369
  32,350,000  US TREASURY NOTE                                                      3.50         05/31/2007          32,289,344
  10,675,000  US TREASURY NOTE<<                                                    2.75         08/15/2007          10,481,932
   3,395,000  US TREASURY NOTE<<                                                    3.00         11/15/2007           3,347,392
  10,323,000  US TREASURY NOTE<<                                                    3.38         02/15/2008          10,252,432
   8,587,000  US TREASURY NOTE<<                                                    3.75         05/15/2008           8,611,147
   5,200,000  US TREASURY NOTE<<                                                    5.63         05/15/2008           5,486,405
  15,415,000  US TREASURY NOTE<<                                                    3.50         12/15/2009          15,257,844
     685,000  US TREASURY NOTE<<                                                    4.00         04/15/2010             692,064
   3,342,000  US TREASURY NOTE<<                                                    3.88         05/15/2010           3,360,277
     410,000  US TREASURY NOTE<<                                                    4.75         05/15/2014             433,287
   6,546,000  US TREASURY NOTE<<                                                    4.25         08/15/2014           6,670,014
  11,367,000  US TREASURY NOTE<<                                                    4.25         11/15/2014          11,572,120
      53,000  US TREASURY NOTE<<                                                    4.00         02/15/2015              52,876
  18,548,000  US TREASURY NOTE<<                                                    4.13         05/15/2015          18,727,693
                                                                                                                    139,761,222
                                                                                                                 --------------

TOTAL US TREASURY SECURITIES (COST $191,696,873)                                                                    194,873,747
                                                                                                                 --------------

COLLATERAL FOR SECURITIES LENDING - 46.84%

SHARES

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 0.35%
   2,658,997  EVERGREEN MONEY MARKET FUND                                                                             2,658,997
   1,252,610  SHORT TERM INVESTMENT COMPANY MONEY MARKET FUND                                                         1,252,610
                                                                                                                      3,911,607
                                                                                                                 --------------

PORTFOLIO OF INVESTMENTS -- MAY 31, 2005      WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

    TOTAL RETURN BOND FUND
-------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                    INTEREST RATE   MATURITY DATE         VALUE
COLLATERAL INVESTED IN OTHER ASSETS - 45.66%
$  1,324,999  ALPINE SECURITIZATION CORPORATION                                     3.04%        07/01/2005      $    1,321,660
  23,999,976  AMERICAN EXPRESS CENTURION                                            3.05         07/12/2005          23,999,256
  13,999,986  AMERICAN GENERAL FINANCE                                              3.09         06/15/2006          14,000,686
     706,999  AMSTEL FUNDING CORPORATION                                            3.13         07/15/2005             704,341
  13,999,986  APRECO LLC                                                            3.04         06/27/2005          13,969,466
   3,664,996  APRECO LLC                                                            3.20         08/10/2005           3,642,127
   1,599,998  AQUINAS FUNDING LLC                                                   2.99         06/20/2005           1,597,454
   9,999,990  ATLANTIC ASSET SECURITIZATION CORPORATION                             3.07         06/22/2005           9,982,390
   9,999,990  ATLANTIS ONE FUNDING CORPORATION                                      3.32         10/17/2005           9,871,990
   5,029,995  ATOMIUM FUNDING CORPORATION                                           3.05         06/14/2005           5,024,512
   7,999,992  ATOMIUM FUNDING CORPORATION                                           3.11         07/08/2005           7,974,632
   7,543,992  ATOMIUM FUNDING CORPORATION                                           3.21         08/04/2005           7,500,916
  24,999,975  BANCO BILBAO VIZCAYA ARGENTARIA                                       3.07         06/01/2005          24,999,975
  12,999,987  BEAR STEARNS & COMPANY REPURCHASE AGREEMENT
               (MATURITY VALUE $13,001,084)                                         3.08         06/01/2005          12,999,987
   5,316,995  BELFORD US CAPITAL COMPANY                                            3.08         06/21/2005           5,316,941
   1,594,998  BETA FINANCE INCORPORATED                                             3.13         06/02/2006           1,595,301
  24,999,975  BLUE SPICE LLC                                                        3.06         06/01/2005          24,999,975
   2,658,997  CC USA INCORPORATED                                                   3.21         07/05/2005           2,659,423
   5,876,994  CEDAR SPRINGS CAPITAL COMPANY LLC                                     3.06         06/13/2005           5,871,058
   9,283,991  CEDAR SPRINGS CAPITAL COMPANY LLC                                     3.08         07/14/2005           9,249,826
   2,999,997  CEDAR SPRINGS CAPITAL COMPANY LLC                                     3.21         08/02/2005           2,983,407
   4,999,995  CEDAR SPRINGS CAPITAL COMPANY LLC                                     3.25         08/22/2005           4,963,445
   8,999,991  CONCORD MINUTEMEN CAPITAL COMPANY                                     3.07         06/08/2005           8,999,991
  19,999,980  CORPORATE ASSET SECURITIZATION AUSTRALIA LIMITED                      3.05         06/15/2005          19,976,580
   5,999,994  CORPORATE ASSET SECURITIZATION AUSTRALIA LIMITED                      3.06         06/21/2005           5,989,914
   9,999,990  CREDIT SUISSE BANK NY                                                 3.11         05/04/2006           9,999,990
   3,999,996  CROWN POINT CAPITAL COMPANY LLC                                       3.10         07/11/2005           3,986,316
     441,000  CROWN POINT CAPITAL COMPANY LLC                                       3.14         07/12/2005             439,452
   1,594,998  DEUTSCHE BANK NEW YORK                                                3.22         11/10/2005           1,589,512
  12,999,987  FIVE FINANCE INCORPORATED                                             3.05         06/15/2005          12,984,777
  12,999,987  GEORGE STREET FINANCE LLC                                             3.06         06/02/2005          12,998,947
  12,997,987  GEORGE STREET FINANCE LLC                                             3.04         06/10/2005          12,988,239
     674,999  GOVCO INCORPORATED                                                    3.44         10/17/2005             666,359
  14,999,985  IRISH LIFE & PERMANENT PLC                                            3.05         07/08/2005          14,952,435
   2,125,998  K2 USA LLC                                                            3.12         07/24/2006           2,126,274
     788,999  KBC FINANCIAL PRODUCTS INTERNATIONAL LIMITED                          3.30         09/12/2005             781,598
   7,999,992  KLIO II FUNDING CORPORATION                                           3.04         06/06/2005           7,996,632
  11,283,989  KLIO II FUNDING CORPORATION                                           3.05         06/20/2005          11,266,047
   2,658,997  LEHMAN BROTHERS HOLDINGS INCORPORATED                                 3.26         12/23/2005           2,660,726
   3,999,996  LEXINGTON PARKER CAPITAL CORPORATION                                  3.21         08/08/2005           3,975,756
  14,999,985  LIBERTY LIGHT US CAPITAL SERIES MTN                                   3.06         05/26/2006          14,997,285
   3,721,996  LIQUID FUNDING LIMITED                                                3.07         06/01/2005           3,721,996
  19,999,980  LIQUID FUNDING LIMITED                                                3.06         06/09/2005          19,986,580
   2,999,997  LIQUID FUNDING LIMITED                                                3.06         12/19/2005           2,999,997
  10,999,989  MORGAN STANLEY                                                        3.14         01/13/2006          10,999,989
   7,999,992  MORGAN STANLEY                                                        3.14         02/03/2006           7,999,992

WELLS FARGO ADVANTAGE INCOME FUNDS      PORTFOLIO OF INVESTMENTS -- MAY 31, 2005
--------------------------------------------------------------------------------

    TOTAL RETURN BOND FUND
-------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                    INTEREST RATE   MATURITY DATE         VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$  2,126,998  Morgan Stanley                                                        3.09%        08/13/2010      $    2,127,019
   5,316,995  NATEXIS BANQUE NEW YORK                                               3.16         06/09/2005           5,316,197
   7,999,992  NEPTUNE FUNDING CORPORATION                                           3.07         06/01/2005           7,999,992
   6,999,993  NEPTUNE FUNDING CORPORATION                                           3.10         07/11/2005           6,976,053
   1,021,999  NIEUW AMSTERDAM RECEIVABLES CORPORATION                               3.06         06/07/2005           1,021,488
   5,316,995  RACERS TRUST                                                          3.09         05/20/2005           5,317,899
     500,000  SCALDIS CAPITAL LIMITED                                               3.26         09/09/2005             495,444
     571,999  SCALDIS CAPITAL LIMITED                                               3.32         09/30/2005             565,576
   5,316,995  SECURITY LIFE OF DENVER                                               3.19         06/03/2005           5,316,995
  11,869,988  SEDNA FINANCE INCORPORATED                                            3.12         07/18/2005          11,821,440
   8,999,991  SEDNA FINANCE INCORPORATED                                            3.22         08/15/2005           8,939,781
   4,029,996  SHEFFIELD RECEIVABLES CORPORATION                                     3.08         07/13/2005           4,015,528
   9,999,990  SOCIETE GENERALE                                                      3.04         06/30/2005           9,999,990
   1,433,999  SWEDBANK (FORENINGS SPARBANKEN)                                       3.04         06/29/2005           1,430,629
   5,316,995  TANGO FINANCE CORPORATION                                             3.12         10/25/2006           5,316,942
  24,999,975  TOTAL CAPITAL S.A.                                                    3.07         06/01/2005          24,999,975
   9,999,990  TRANSAMERICA ASSET FUNDING CORPORATION I                              3.07         06/22/2005           9,982,390
   2,658,997  TRAVELERS INSURANCE COMPANY                                           3.17         02/10/2006           2,658,944
   6,999,993  WHITE PINE FINANCE LLC                                                3.27         09/15/2005           6,932,373
                                                                                                                    511,548,808
                                                                                                                 --------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $515,460,415)                                                         515,460,415
                                                                                                                 --------------

REPURCHASE AGREEMENTS - 0.70%
   7,851,000  COUNTRYWIDE SECURITIES - 102% COLLATERALIZED BY US GOVERNMENT
               SECURITIES (MATURITY VALUE $7,851,674)                               3.09         06/01/2005           7,851,000

TOTAL REPURCHASE AGREEMENTS (COST $7,851,000)                                                                         7,851,000
                                                                                                                 --------------

TOTAL INVESTMENTS IN SECURITIES
(COST $1,702,865,969)*                      152.84%                                                              $1,712,127,955
OTHER ASSETS AND LIABILITIES, NET           (52.84)                                                                (591,883,872)
                                            ------                                                               --------------
TOTAL NET ASSETS                            100.00%                                                              $1,120,244,083
                                            ======                                                               ==============

++    SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER
      RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4 (2) OF THE
      SECURITIES ACT OF 1933, AS AMENDED.

%%    SECURITIES ISSUED ON A WHEN-ISSUED (TBA) BASIS. (SEE NOTE 2)

+/-   VARIABLE RATE INVESTMENTS.

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

*     COST FOR FEDERAL INCOME TAX PURPOSES IS $1,704,168,209 AND NET UNREALIZED
      APPRECIATION (DEPRECIATION) CONSISTS OF:
      GROSS UNREALIZED APPRECIATION                               $  10,616,235
      GROSS UNREALIZED DEPRECIATION                                  (2,656,489)
                                                                  -------------
      NET UNREALIZED APPRECIATION (DEPRECIATION)                  $   7,959,746

SCHEDULE OF SECURITIES SOLD SHORT - MAY 31, 2004 - (0.42%)
$ (4,678,000) FNMA TBA%%                                                            5.00%        07/01/2005      $   (4,721,856)

TOTAL SHORT SALES (TOTAL PROCEEDS $(4,706,994))                                                                      (4,721,856)
                                                                                                                 --------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS -- MAY 31, 2005      WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

    ULTRA-SHORT DURATION BOND FUND
-------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                    INTEREST RATE   MATURITY DATE         VALUE
AGENCY NOTES- INTEREST BEARING - 0.30%
$    130,000  FHLB                                                                  3.38%        10/05/2007      $      128,945

TOTAL AGENCY NOTES - INTEREST BEARING (COST $129,965)                                                                   128,945
                                                                                                                 --------------

ASSET-BACKED SECURITIES - 24.82%
   1,000,000  AAMES MORTGAGE TRUST SERIES 2003-1 CLASS M1+/-                        3.77         10/25/2033           1,010,762
     500,000  ACCREDITED MORTGAGE LOAN TRUST SERIES 2004-3 CLASS 1A2+/-             3.44         10/25/2034             494,825
     500,000  BANK ONE ISSUANCE TRUST SERIES 2004-B1 CLASS B1+/-                    3.41         03/15/2012             502,917
   6,199,988  BEAR STEARNS ASSET BACKED SECURITIES INCORPORATED SERIES 2003-ABF1
               CLASS AIO(C)                                                         4.00         03/25/2006             147,560
     999,981  CDC MORTGAGE CAPITAL TRUST SERIES 2003-HE4 CLASS M1+/-                3.74         03/25/2034           1,003,874
   1,000,000  CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES SERIES
               2003-5 CLASS 2M1+/-                                                  3.69         05/25/2033           1,004,699
     318,882  COUNTRYWIDE ASSET-BACKED CERTIFICATES SERIES 2004-7 CLASS AF1+/-      3.29         10/25/2022             319,013
     260,211  COUNTRYWIDE HOME EQUITY LOAN TRUST SERIES 2002-C CLASS A+/-           3.30         05/15/2028             260,412
     252,490  COUNTRYWIDE HOME EQUITY LOAN TRUST SERIES 2004-I CLASS A+/-           3.38         02/15/2034             253,305
     442,100  COUNTRYWIDE HOME EQUITY LOAN TRUST SERIES 2004-Q CLASS 2A+/-          3.39         12/15/2033             443,239
     500,000  DAIMLERCHRYSLER AUTO TRUST SERIES 2005-A CLASS M1                     3.17         09/08/2007             498,545
   1,420,159  DUKE FUNDING LIMITED SERIES 2000-1A CLASS A+/-++                      3.73         11/10/2030           1,420,159
     277,528  EQUIFIRST MORTGAGE LOAN TRUST SERIES 2003-2 CLASS 3A3+/-              2.47         09/25/2033             277,629
     500,000  FLEET COMMERCIAL LOAN MASTER LLC SERIES 2000-1A CLASS B2+/-++         3.38         11/16/2007             500,000
     225,204  RENAISSANCE HOME EQUITY LOAN TRUST SERIES 2004-3 CLASS AF1+/-         3.31         11/25/2034             225,230
      95,356  RESIDENTIAL ASSET MORTGAGE PRODUCTS INCORPORATED SERIES 2003-RZ5
               CLASS A2                                                             3.18         03/25/2027              95,107
      72,650  RESIDENTIAL ASSET SECURITIES CORPORATION SERIES 2001-KS1 CLASS
                AII+/-                                                              3.33         03/25/2032              72,717
   1,000,000  RESIDENTIAL ASSET SECURITIES CORPORATION SERIES 2003-KS8 CLASS
               MII1+/-                                                              3.72         10/25/2033             999,981
   1,000,000  STRUCTURED ASSET INVESTMENT LOAN TRUST SERIES 2003-BC3 CLASS M1+/-    4.04         04/25/2033           1,006,267
     124,654  TERWIN MORTGAGE TRUST SERIES 2004-21HE CLASS 1A1+/-                   3.57         12/25/2034             124,654

TOTAL ASSET-BACKED SECURITIES (COST $10,618,780)                                                                     10,660,895
                                                                                                                 --------------

COLLATERALIZED MORTGAGE OBLIGATIONS - 27.44%
     229,885  ABN AMRO MORTGAGE CORPORATION SERIES 2002-1A CLASS 1A1+/-             5.85         06/25/2032             229,786
      81,237  BANK OF AMERICA MORTGAGE SECURITIES SERIES 2002-K CLASS 3A1+/-        6.66         10/20/2032              82,670
   4,594,209  COUNTRYWIDE ALTERNATIVE LOAN TRUST SERIES 2004-J9 CLASS 1AIO+/-(C)    1.40         03/25/2007              52,174
     101,423  COUNTRYWIDE HOME LOAN MORTGAGE PASS-THROUGH TRUST SERIES 2001-HYB1
               CLASS 2A1+/-                                                         4.89         06/19/2031             102,977
     103,376  COUNTRYWIDE HOME LOAN MORTGAGE PASS-THROUGH TRUST SERIES 2004-30
               CLASS 3A1+/-                                                         4.66         09/25/2034             106,587
     285,056  DLJ COMMERCIAL MORTGAGE CORPORATION SERIES 2000-CF1 CLASS A1A         7.45         06/10/2033             291,987
     179,342  DLJ MORTGAGE ACCEPTANCE CORPORATION SERIES 1990-2 CLASS A+/-          4.09         01/25/2022             178,856
     159,842  DLJ MORTGAGE ACCEPTANCE CORPORATION SERIES 1991-3 CLASS A1+/-         3.94         02/20/2021             158,845
         726  FHLMC SERIES 161 CLASS F                                              9.50         06/15/2006                 726
     816,392  FHLMC STRUCTURED PASS-THROUGH SECURITIES SERIES T-42 CLASS A6         9.50         02/25/2042             899,835
     663,518  FNMA GRANTOR TRUST SERIES 2002-T1 CLASS A4                            9.50         11/25/2031             719,223
     404,975  FNMA SERIES 1990-77 CLASS D                                           9.00         06/25/2020             438,044
     530,928  FNMA WHOLE LOAN SERIES 2002-W4 CLASS A6+/-                            4.31         05/25/2042             544,077
     176,143  FNMA WHOLE LOAN SERIES 2003-W10 CLASS 3A2A                            2.20         07/25/2037             174,453
     418,659  FNMA WHOLE LOAN SERIES 2003-W11 CLASS A1+/-                           5.34         06/25/2033             427,256
     233,360  FNMA WHOLE LOAN SERIES 2003-W3 CLASS 1A4+/-                           4.24         08/25/2042             239,797
     778,096  FNMA WHOLE LOAN SERIES 2003-W6 CLASS 6A+/-                            4.19         08/25/2042             794,327
     529,702  GMAC COMMERCIAL MORTGAGE SECURITIES INCORPORATED SERIES 2000-C2
               CLASS A1                                                             7.27         08/16/2033             553,790
     351,240  GSMPS MORTGAGE LOAN TRUST SERIES 1998-1 CLASS A++                     8.00         09/19/2027             378,668
     405,117  GSMPS MORTGAGE LOAN TRUST SERIES 2004-4 CLASS 1AF+/-++                3.49         06/25/2034             407,068
     316,909  GSMPS MORTGAGE LOAN TRUST SERIES 2004-4 CLASS 2A1+/-++                4.22         06/25/2034             325,519

WELLS FARGO ADVANTAGE INCOME FUNDS      PORTFOLIO OF INVESTMENTS -- MAY 31, 2005
--------------------------------------------------------------------------------


    ULTRA-SHORT DURATION BOND FUND
-------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                    INTEREST RATE   MATURITY DATE         VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
$    468,070  GSR MORTGAGE LOAN TRUST SERIES 2004-1 CLASS 2A2+/-                    5.22%        04/25/2032      $      471,552
     135,938  HOUSING SECURITIES INCORPORATED SERIES 1992-8 CLASS C+/-              3.52         06/25/2024             133,403
   2,399,964  IMPAC CMB TRUST SERIES 2003-4 CLASS 3AIO(C)                           6.00         09/25/2005              35,279
  12,332,420  INDYMAC INDEX MORTGAGE LOAN TRUST SERIES 2004-AR8 CLASS AX1+/-(C)     0.80         11/25/2034             143,056
     174,746  MASTER ADJUSTABLE RATE MORTGAGES TRUST SERIES 2002-3 CLASS 4A1+/-     6.16         10/25/2032             175,492
     977,045  RESIDENTIAL FINANCE LP SERIES 2003-C CLASS B3+/-++                    4.49         09/10/2035             994,082
     365,141  SALOMON BROTHERS MORTGAGE SECURITIES VII SERIES 1990-2 CLASS A+/-     4.31         11/25/2020             364,277
     596,648  SEQUOIA MORTGAGE TRUST SERIES 8 CLASS 3A+/-                           4.07         08/20/2032             605,479
     335,147  STRUCTURED ASSET SECURITIES CORPORATION SERIES 1998-RF2 CLASS
               A+/-++                                                               8.56         07/15/2027             346,453
  10,000,000  WACHOVIA BANK COMMERCIAL MORTGAGE TRUST SERIES 2002-C2 CLASS
               IO3+/-(C)++                                                          1.37         11/15/2034             335,509
      74,216  WASHINGTON MUTUAL INCORPORATED SERIES 2002-AR10 CLASS A6+/-           4.82         10/25/2032              74,816
     116,809  WASHINGTON MUTUAL INCORPORATED SERIES 2002-AR15 CLASS A5+/-           4.38         12/25/2032             116,522
     255,451  WASHINGTON MUTUAL INCORPORATED SERIES 2002-AR7 CLASS A6+/-            5.53         07/25/2032             255,142
     268,000  WASHINGTON MUTUAL INCORPORATED SERIES 2003-AR7 CLASS A5+/-            3.07         08/25/2033             263,903
     360,976  WILSHIRE FUNDING CORPORATION SERIES 1998-WFC2 CLASS M1+/-             5.24         12/28/2037             361,427

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $11,727,396)                                                         11,783,057
                                                                                                                 --------------

CORPORATE BONDS & NOTES - 21.89%

AMUSEMENT & RECREATION SERVICES - 0.38%
     155,000  CAESARS ENTERTAINMENT INCORPORATED                                    8.50         11/15/2006             163,137
                                                                                                                 --------------

AUTOMOTIVE REPAIR, SERVICES & PARKING - 0.42%
     180,000  JOHNSON CONTROLS INCORPORATED                                         5.00         11/15/2006             181,752
                                                                                                                 --------------

BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS - 0.18%
      75,000  SCHULER HOMES INCORPORATED                                            9.38         07/15/2009              78,914
                                                                                                                 --------------

BUSINESS SERVICES - 0.40%
     165,000  CENDANT CORPORATION                                                   6.88         08/15/2006             170,168
                                                                                                                 --------------

COMMUNICATIONS - 4.92%
     110,000  ALLTEL CORPORATION                                                    4.66         05/17/2007             110,940
     180,000  CITIZENS COMMUNICATIONS COMPANY                                       7.60         06/01/2006             183,600
     430,000  CLEAR CHANNEL COMMUNICATIONS INCORPORATED                             6.00         11/01/2006             437,067
     150,000  COX COMMUNICATIONS INCORPORATED                                       7.75         08/15/2006             155,681
     210,000  LENFEST COMMUNICATIONS INCORPORATED                                   8.38         11/01/2005             213,858
      45,000  LIBERTY MEDIA CORPORATION+/-                                          4.51         09/17/2006              45,220
     235,000  TCI COMMUNICATIONS INCORPORATED                                       7.25         08/01/2005             236,231
     210,000  TELECORP PCS INCORPORATED                                            10.63         07/15/2010             222,714
     260,000  UNIVISION COMMUNICATIONS INCORPORATED                                 2.88         10/15/2006             255,369
     245,000  VERIZON WIRELESS CAPITAL LLC                                          5.38         12/15/2006             249,856
                                                                                                                      2,110,536
                                                                                                                 --------------

DEPOSITORY INSTITUTIONS - 2.29%
     600,000  BANK OF AMERICA CORPORATION                                           5.25         02/01/2007             612,565
     350,000  BANK ONE NA                                                           6.25         02/15/2008             369,298
                                                                                                                        981,863
                                                                                                                 --------------

ELECTRIC, GAS & SANITARY SERVICES - 2.63%
     200,000  CONECTIV INCORPORATED SERIES B                                        5.30         06/01/2005             200,000
     200,000  ENTERGY GULF STATES INCORPORATED+/-                                   3.31         12/01/2009             200,452
      50,000  FPL GROUP CAPITAL INCORPORATED                                        3.25         04/11/2006              49,770

PORTFOLIO OF INVESTMENTS -- MAY 31, 2005      WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

    ULTRA-SHORT DURATION BOND FUND
-------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                    INTEREST RATE   MATURITY DATE         VALUE
ELECTRIC, GAS & SANITARY SERVICES (CONTINUED)
$    149,705  MIDLAND FUNDING II SERIES A                                          11.75%        07/23/2005      $      151,081
     225,000  NISOURCE FINANCE CORPORATION                                          7.63         11/15/2005             228,827
      83,000  SOUTHERN CALIFORNIA EDISON COMPANY                                    8.00         02/15/2007              88,298
     200,000  WESTAR ENERGY INCORPORATED                                            7.88         05/01/2007             212,980
                                                                                                                      1,131,408
                                                                                                                 --------------

FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 0.29%
     120,000  BALL CORPORATION                                                      7.75         08/01/2006             124,200
                                                                                                                 --------------

FOOD & KINDRED PRODUCTS - 0.74%
     165,000  CONAGRA FOODS INCORPORATED                                            9.88         11/15/2005             169,018
     150,000  NABISCO INCORPORATED                                                  6.85         06/15/2005             150,157
                                                                                                                        319,175
                                                                                                                 --------------

HOLDING & OTHER INVESTMENT OFFICES - 1.21%
     505,000  COUNTRYWIDE HOME LOANS INCORPORATED SERIES MTNK                       5.63         05/15/2007             518,083
                                                                                                                 --------------

HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES - 0.59%
     250,000  HARRAH'S OPERATING COMPANY INCORPORATED                               7.88         12/15/2005             254,375
                                                                                                                 --------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 0.58%
     250,000  JOHN DEERE CAPITAL CORPORATION                                        3.88         03/07/2007             249,342
                                                                                                                 --------------

INSURANCE CARRIERS - 1.65%
     500,000  PROTECTIVE LIFE US FUNDING TRUST++                                    5.88         08/15/2006             508,870
     200,000  PRUDENTIAL FINANCIAL INCORPORATED+/-                                  4.10         11/15/2006             201,116
                                                                                                                        709,986
                                                                                                                 --------------

NON-DEPOSITORY CREDIT INSTITUTIONS - 3.38%
     260,000  CAPITAL ONE BANK SERIES BANK NOTE                                     8.25         06/15/2005             260,404
     300,000  FORD MOTOR CREDIT COMPANY                                             6.50         01/25/2007             300,487
     355,000  GENERAL ELECTRIC CAPITAL CORPORATION SERIES MTNA                      5.38         03/15/2007             363,533
     120,000  GENERAL MOTORS ACCEPTANCE CORPORATION                                 6.75         01/15/2006             120,757
     185,000  GENERAL MOTORS ACCEPTANCE CORPORATION+/-                              4.10         07/16/2007             173,956
     225,000  HSBC FINANCE CORPORATION                                              8.88         02/15/2006             232,532
                                                                                                                      1,451,669
                                                                                                                 --------------

PIPELINES, EXCEPT NATURAL GAS - 0.41%
     175,000  CENTERPOINT ENERGY RESOURCES CORPORATION SERIES B                     8.13         07/15/2005             175,997
                                                                                                                 --------------

TOBACCO PRODUCTS - 0.32%
     135,000  ALTRIA GROUP INCORPORATED                                             6.38         02/01/2006             136,970
                                                                                                                 --------------

TRANSPORTATION EQUIPMENT - 1.09%
     175,000  DAIMLERCHRYSLER NA HOLDING CORPORATION                                7.75         06/15/2005             175,233
     295,000  DAIMLERCHRYSLER NA HOLDING CORPORATION+/-                             3.20         03/07/2007             293,214
                                                                                                                        468,447
                                                                                                                 --------------

WHOLESALE TRADE NON-DURABLE GOODS - 0.41%
     175,000  BERGEN BRUNSWIG CORPORATION                                           7.25         06/01/2005             175,000
                                                                                                                 --------------

TOTAL CORPORATE BONDS & NOTES (COST $9,424,483)                                                                       9,401,022
                                                                                                                 --------------

FOREIGN CORPORATE BONDS - 3.35%
     175,000  DEUTSCHE TELEKOM INTERNATIONAL FINANCE BV                             8.25         06/15/2005             175,284
     320,000  FRANCE TELECOM                                                        7.45         03/01/2006             328,444
     285,000  PREFERRED TERM SECURITIES XV+/-++                                     4.07         09/26/2034             285,713

WELLS FARGO ADVANTAGE INCOME FUNDS      PORTFOLIO OF INVESTMENTS -- MAY 31, 2005
--------------------------------------------------------------------------------

    ULTRA-SHORT DURATION BOND FUND
-------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                    INTEREST RATE   MATURITY DATE         VALUE
FOREIGN CORPORATE BONDS (CONTINUED)
$    400,000  REGIONAL DIVERSIFIED FUNDING+/-++                                     4.45%        01/25/2036      $      401,240
     235,000  TELUS CORPORATION                                                     7.50         06/01/2007             249,235

TOTAL FOREIGN CORPORATE BONDS (COST $1,442,485)                                                                       1,439,916
                                                                                                                 --------------

MUNICIPAL BONDS & NOTES - 1.18%

NEW JERSEY - 0.48%
     205,000  BAYONNE NJ REDEVELOPMENT AGENCY SERIES B (OTHER REVENUE LOC)          5.43         04/13/2007             205,830
                                                                                                                 --------------

OHIO - 0.70%
     300,000  OHIO STATE WATER DEVELOPMENT AUTHORITY OHIO EDISON COMPANY SERIES
              B (INDUSTRIAL DEVELOPMENT REVENUE LOC)+/-@                            3.35         06/01/2033             300,465
                                                                                                                 --------------

TOTAL MUNICIPAL BONDS & NOTES (COST $505,000)                                                                           506,295
                                                                                                                 --------------

AGENCY SECURITIES - 14.11%

FEDERAL HOME LOAN MORTGAGE CORPORATION - 7.46%
      79,218  FHLMC #1B0145+/-                                                      6.03         10/01/2031              81,074
     390,371  FHLMC #555514                                                         9.00         10/01/2019             436,599
     580,694  FHLMC #555519                                                         9.00         12/01/2016             633,403
     146,980  FHLMC #786823+/-                                                      6.02         07/01/2029             154,629
     191,210  FHLMC #788792+/-                                                      6.15         01/01/2029             199,886
     139,690  FHLMC #789272+/-                                                      5.66         04/01/2032             145,149
     174,227  FHLMC #789483+/-                                                      5.68         06/01/2032             181,133
      12,658  FHLMC #865456+/-                                                      5.44         07/01/2010              12,735
     104,935  FHLMC #A01734                                                         9.00         08/01/2018             114,364
         312  FHLMC #B00589                                                        10.00         06/01/2005                 313
     506,543  FHLMC #G10747                                                         7.50         10/01/2012             542,410
     318,755  FHLMC #G11209                                                         7.50         12/01/2011             337,190
     345,278  FHLMC #G11391                                                         7.50         06/01/2012             365,575
                                                                                                                      3,204,460
                                                                                                                 --------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 4.84%
     444,865  FNMA #100254                                                          8.00         12/15/2024             480,604
     375,322  FNMA #100255                                                          8.33         07/15/2020             417,587
     439,289  FNMA #100259                                                          7.50         12/15/2009             456,435
      34,840  FNMA #149167                                                         10.50         08/01/2020              40,296
      68,951  FNMA #365418+/-                                                       3.90         01/01/2023              70,017
      68,218  FNMA #372179                                                         11.00         04/01/2012              74,397
     202,048  FNMA #545460+/-                                                       5.82         11/01/2031             208,634
     326,232  FNMA #675491+/-                                                       5.35         04/01/2033             330,947
                                                                                                                      2,078,917
                                                                                                                 --------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 1.81%
     317,525  GNMA #781540                                                          7.00         05/15/2013             333,654
     414,674  GNMA #781614                                                          7.00         06/15/2033             443,810
                                                                                                                        777,464
                                                                                                                 --------------

TOTAL AGENCY SECURITIES (COST $5,806,040)                                                                             6,060,841
                                                                                                                 --------------

PORTFOLIO OF INVESTMENTS -- MAY 31, 2005      WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

    ULTRA-SHORT DURATION BOND FUND
-------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                    INTEREST RATE   MATURITY DATE         VALUE
SHORT-TERM INVESTMENTS - 6.29%

US TREASURY BILLS - 0.12%
$     50,000  US TREASURY BILL^00                                                   2.82%        07/28/2005      $       49,784
                                                                                                                 --------------

SHARES

MUTUAL FUND - 6.17%
   2,647,550  WELLS FARGO ADVANTAGE MONEY MARKET TRUST~++                                                             2,647,551
                                                                                                                 --------------

TOTAL SHORT-TERM INVESTMENTS (COST $2,697,327)                                                                        2,697,335
                                                                                                                 --------------

TOTAL INVESTMENTS IN SECURITIES
(COST $42,351,476)*                          99.38%                                                              $   42,678,305

OTHER ASSETS AND LIABILITIES, NET             0.62                                                                      265,975
                                            ------                                                               --------------
TOTAL NET ASSETS                            100.00%                                                              $   42,944,280
                                            ======                                                               ==============

+/-   VARIABLE RATE INVESTMENTS.

(C) INTEREST-ONLY SECURITIES ENTITLE HOLDERS TO RECEIVE ONLY THE INTEREST PAYMENTS ON THE UNDERLYING MORTGAGES. THE YIELD TO MATURITY OF AN INTEREST-ONLY IS EXTREMELY SENSITIVE TO THE RATE OF PRINCIPAL PAYMENTS ON THE UNDERLYING MORTGAGE ASSETS. A RAPID (SLOW) RATE OF PRINCIPAL REPAYMENTS MAY HAVE ADVERSE (POSITIVE) EFFECT ON YIELD TO MATURITY. THE PRINCIPAL AMOUNT SHOWN IS THE NOTIONAL AMOUNT OF THE UNDERLYING MORTGAGES. INTEREST RATE DISCLOSED REPRESENTS THE YIELD BASED UPON THE ESTIMATED TIMING OF FUTURE CASH FLOWS.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4 (2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

@ THESE SECURITIES ARE SUBJECT TO A DEMAND FEATURE WHICH REDUCES THE EFFECTIVE MATURITY.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

++    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $2,647,551.

^     ZERO COUPON/STEPPED COUPON BOND. INTEREST RATE PRESENTED IS YIELD TO
      MATURITY.

00    SECURITY PLEDGED AS COLLATERAL FOR FUTURES TRANSACTIONS.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $42,351,476 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

      GROSS UNREALIZED APPRECIATION                                   $ 495,404
      GROSS UNREALIZED DEPRECIATION                                    (168,575)
                                                                      ---------
      NET UNREALIZED APPRECIATION (DEPRECIATION)                      $ 326,829

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE INCOME FUNDS          STATEMENTS OF ASSETS AND LIABILITIES
                                                                 -- MAY 31, 2005
--------------------------------------------------------------------------------

                                                                                    DIVERSIFIED       HIGH YIELD
                                                                                      BOND FUND        BOND FUND
----------------------------------------------------------------------------------------------------------------
ASSETS

INVESTMENTS:
  IN SECURITIES, AT MARKET VALUE ..............................................   $           0    $ 250,838,793
  INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS .................................     135,156,139                0
  COLLATERAL FOR SECURITIES LOANED (NOTE 2) ...................................               0       38,725,396
  INVESTMENTS IN AFFILIATES ...................................................               0                0
                                                                                  -------------    -------------
TOTAL INVESTMENTS AT MARKET VALUE  (SEE COST BELOW) ...........................     135,156,139      289,564,189
                                                                                  -------------    -------------
  CASH ........................................................................               0           36,047
  VARIATION MARGIN RECEIVABLE ON FUTURES CONTRACTS ............................               0                0
  RECEIVABLE FOR FUND SHARES ISSUED ...........................................          57,003           54,114
  RECEIVABLE FOR INVESTMENTS SOLD .............................................               0        2,956,870
  RECEIVABLES FOR DIVIDENDS AND INTEREST ......................................               0        4,763,883
  UNREALIZED APPRECIATION ON FORWARD FOREIGN CURRENCY CONTRACTS ...............               0                0
  PREPAID EXPENSES AND OTHER ASSETS ...........................................               0                0
                                                                                  -------------    -------------
TOTAL ASSETS ..................................................................     135,213,142      297,375,103
                                                                                  -------------    -------------

LIABILITIES
  SECURITIES SOLD SHORT, AT FAIR VALUE (PROCEEDS OF $4,706,994) ...............               0                0
  PAYABLE TO CUSTODIAN FOR OVERDRAFTS .........................................               0                0
  PAYABLE FOR DAILY VARIATION MARGIN ON FUTURES CONTRACTS .....................               0                0
  PAYABLE FOR FUND SHARES REDEEMED ............................................       1,799,078        6,788,675
  PAYABLE FOR INVESTMENTS PURCHASED ...........................................               0        2,000,456
  DIVIDENDS PAYABLE ...........................................................               0          489,745
  PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) .......................          11,461          188,858
  PAYABLE TO THE TRUSTEES AND DISTRIBUTOR .....................................          38,471           87,283
  PAYABLE FOR SECURITIES LOANED (NOTE 2) ......................................               0       38,725,396
  ACCRUED EXPENSES AND OTHER LIABILITIES ......................................          87,571           23,823
                                                                                  -------------    -------------
TOTAL LIABILITIES .............................................................       1,936,581       48,304,236
                                                                                  -------------    -------------
TOTAL NET ASSETS ..............................................................   $ 133,276,561    $ 249,070,867
                                                                                  =============    =============
NET ASSETS CONSIST OF:
----------------------------------------------------------------------------------------------------------------
  PAID-IN CAPITAL .............................................................   $ 127,469,537    $ 250,517,583
  UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ..................................          91,435          (15,153)
  UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS .......................         (11,049)        (254,849)
  NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS, FOREIGN CURRENCIES
    AND TRANSLATION OF ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES       5,726,638       (1,176,714)
  NET UNREALIZED APPRECIATION (DEPRECIATION) OF FORWARD FOREIGN CURRENCY
    CONTRACTS AND TRANSACTIONS ................................................               0                0
  NET UNREALIZED APPRECIATION (DEPRECIATION) OF FUTURES .......................               0                0
  NET UNREALIZED APPRECIATION (DEPRECIATION) OF OPTIONS, SWAP AGREEMENTS,
    AND SHORT SALES ...........................................................               0                0
                                                                                  -------------    -------------
TOTAL NET ASSETS ..............................................................   $ 133,276,561    $ 249,070,867
                                                                                  -------------    -------------
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
----------------------------------------------------------------------------------------------------------------
  NET ASSETS - CLASS A ........................................................             N/A    $ 201,996,941
  SHARES OUTSTANDING - CLASS A ................................................             N/A       19,781,629
  NET ASSET VALUE PER SHARE - CLASS A .........................................             N/A    $       10.21
  MAXIMUM OFFERING PRICE PER SHARE - CLASS A ..................................             N/A    $       10.69(2)
  NET ASSETS - CLASS B ........................................................             N/A    $  26,501,249
  SHARES OUTSTANDING - CLASS B ................................................             N/A        2,595,638
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS B ......................             N/A    $       10.21
  NET ASSETS - CLASS C ........................................................             N/A    $  20,572,677
  SHARES OUTSTANDING - CLASS C ................................................             N/A        2,013,665
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS C ......................             N/A    $       10.22
  NET ASSETS - CLASS Z ........................................................             N/A              N/A
  SHARES OUTSTANDING - CLASS Z ................................................             N/A              N/A
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS Z ......................             N/A              N/A
  NET ASSETS - ADMINISTRATOR CLASS ............................................   $ 133,276,561              N/A
  SHARES OUTSTANDING - ADMINISTRATOR CLASS ....................................       5,161,893              N/A
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - ADMINISTRATOR CLASS ..........   $       25.82              N/A
  NET ASSETS - INSTITUTIONAL CLASS ............................................             N/A              N/A
  SHARES OUTSTANDING - INSTITUTIONAL CLASS ....................................             N/A              N/A
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - INSTITUTIONAL CLASS ..........             N/A              N/A
                                                                                  -------------    -------------
INVESTMENTS AT COST ...........................................................   $ 129,429,501    $ 290,740,903
                                                                                  =============    =============
SECURITIES ON LOAN, AT MARKET VALUE ...........................................   $           0    $  37,774,514
                                                                                  =============    =============

                                                                                                      INFLATION-
                                                                                         INCOME        PROTECTED
                                                                                      PLUS FUND        BOND FUND
----------------------------------------------------------------------------------------------------------------
ASSETS

INVESTMENTS:
  IN SECURITIES, AT MARKET VALUE ..............................................   $  52,241,778    $ 104,278,880
  INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS .................................               0                0
  COLLATERAL FOR SECURITIES LOANED (NOTE 2) ...................................               0                0
  INVESTMENTS IN AFFILIATES ...................................................      13,497,863        3,217,902
                                                                                  -------------    -------------
TOTAL INVESTMENTS AT MARKET VALUE  (SEE COST BELOW) ...........................      65,739,641      107,496,782
                                                                                  -------------    -------------
  CASH ........................................................................               0                0
  VARIATION MARGIN RECEIVABLE ON FUTURES CONTRACTS ............................               0                0
  RECEIVABLE FOR FUND SHARES ISSUED ...........................................          47,004          252,008
  RECEIVABLE FOR INVESTMENTS SOLD .............................................       2,885,908          702,213
  RECEIVABLES FOR DIVIDENDS AND INTEREST ......................................         693,442          684,828
  UNREALIZED APPRECIATION ON FORWARD FOREIGN CURRENCY CONTRACTS ...............         147,818                0
  PREPAID EXPENSES AND OTHER ASSETS ...........................................               0                0
                                                                                  -------------    -------------
TOTAL ASSETS ..................................................................      69,513,813      109,135,831
                                                                                  -------------    -------------

LIABILITIES
  SECURITIES SOLD SHORT, AT FAIR VALUE (PROCEEDS OF $4,706,994) ...............               0                0
  PAYABLE TO CUSTODIAN FOR OVERDRAFTS .........................................               0                0
  PAYABLE FOR DAILY VARIATION MARGIN ON FUTURES CONTRACTS .....................               0                0
  PAYABLE FOR FUND SHARES REDEEMED ............................................         135,741          115,468
  PAYABLE FOR INVESTMENTS PURCHASED ...........................................               0        1,157,196
  DIVIDENDS PAYABLE ...........................................................               0           55,778
  PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) .......................          31,353           29,763
  PAYABLE TO THE TRUSTEES AND DISTRIBUTOR .....................................          33,876           41,854
  PAYABLE FOR SECURITIES LOANED (NOTE 2) ......................................               0                0
  ACCRUED EXPENSES AND OTHER LIABILITIES ......................................          21,361           20,574
                                                                                  -------------    -------------
TOTAL LIABILITIES .............................................................         222,331        1,420,633
                                                                                  -------------    -------------
TOTAL NET ASSETS ..............................................................   $  69,291,482    $ 107,715,198
                                                                                  =============    =============
NET ASSETS CONSIST OF:
----------------------------------------------------------------------------------------------------------------
  PAID-IN CAPITAL .............................................................   $  75,962,135    $ 103,926,749
  UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ..................................        (227,922)       1,000,294
  UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS .......................      (7,747,241)       2,114,920
  NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS, FOREIGN CURRENCIES
    AND TRANSLATION OF ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES       1,156,692          673,235
  NET UNREALIZED APPRECIATION (DEPRECIATION) OF FORWARD FOREIGN CURRENCY
    CONTRACTS AND TRANSACTIONS ................................................         147,818                0
  NET UNREALIZED APPRECIATION (DEPRECIATION) OF FUTURES .......................               0                0
  NET UNREALIZED APPRECIATION (DEPRECIATION) OF OPTIONS, SWAP AGREEMENTS,
    AND SHORT SALES ...........................................................               0                0
                                                                                  -------------    -------------
TOTAL NET ASSETS ..............................................................   $  69,291,482    $ 107,715,198
                                                                                  -------------    -------------
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
----------------------------------------------------------------------------------------------------------------
  NET ASSETS - CLASS A ........................................................   $  42,675,737    $  28,436,879
  SHARES OUTSTANDING - CLASS A ................................................       3,882,303        2,721,488
  NET ASSET VALUE PER SHARE - CLASS A .........................................   $       10.99    $       10.45
  MAXIMUM OFFERING PRICE PER SHARE - CLASS A ..................................   $       11.51(2) $       10.94(2)
  NET ASSETS - CLASS B ........................................................   $  20,164,889    $  12,167,518
  SHARES OUTSTANDING - CLASS B ................................................       1,834,086        1,167,502
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS B ......................   $       10.99    $       10.42
  NET ASSETS - CLASS C ........................................................   $   6,450,856    $  13,873,450
  SHARES OUTSTANDING - CLASS C ................................................         586,813        1,330,464
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS C ......................   $       10.99    $       10.43
  NET ASSETS - CLASS Z ........................................................             N/A              N/A
  SHARES OUTSTANDING - CLASS Z ................................................             N/A              N/A
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS Z ......................             N/A              N/A
  NET ASSETS - ADMINISTRATOR CLASS ............................................             N/A    $  53,237,351
  SHARES OUTSTANDING - ADMINISTRATOR CLASS ....................................             N/A        5,106,448
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - ADMINISTRATOR CLASS ..........             N/A    $       10.43
  NET ASSETS - INSTITUTIONAL CLASS ............................................             N/A              N/A
  SHARES OUTSTANDING - INSTITUTIONAL CLASS ....................................             N/A              N/A
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - INSTITUTIONAL CLASS ..........             N/A              N/A
                                                                                  -------------    -------------
INVESTMENTS AT COST ...........................................................   $  64,580,610    $ 106,823,547
                                                                                  =============    =============
SECURITIES ON LOAN, AT MARKET VALUE ...........................................   $           0    $           0
                                                                                  =============    =============


(1)   EACH FUND HAS AN UNLIMITED NUMBER OF AUTHORIZED SHARES.

(2) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/95.50 OF NET ASSET VALUE. ON INVESTMENTS OF $50,000 OR MORE, THE OFFERING PRICE IS REDUCED.

(3) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/97.00 OF NET ASSET VALUE. ON INVESTMENTS OF $50,000 OR MORE, THE OFFERING PRICE IS REDUCED.

(4) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/98.00 OF NET ASSET VALUE. ON INVESTMENTS OF $50,000 OR MORE, THE OFFERING PRICE IS REDUCED.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES
-- MAY 31, 2005                               WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

                                                                                   INTERMEDIATE   SHORT DURATION
                                                                                     GOVERNMENT       GOVERNMENT
                                                                                    INCOME FUND        BOND FUND
----------------------------------------------------------------------------------------------------------------
ASSETS

INVESTMENTS:
  IN SECURITIES, AT MARKET VALUE ..............................................   $ 534,032,583    $ 617,733,204
  INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS .................................               0                0
  COLLATERAL FOR SECURITIES LOANED (NOTE 2) ...................................     262,679,082      267,936,135
  INVESTMENTS IN AFFILIATES ...................................................      43,425,275                0
                                                                                  -------------    -------------
TOTAL INVESTMENTS AT MARKET VALUE  (SEE COST BELOW) ...........................     840,136,940      885,669,339
                                                                                  -------------    -------------
  CASH ........................................................................               0          121,898
  VARIATION MARGIN RECEIVABLE ON FUTURES CONTRACTS ............................          83,125                0
  RECEIVABLE FOR FUND SHARES ISSUED ...........................................         720,290          774,741
  RECEIVABLE FOR INVESTMENTS SOLD .............................................           1,476      112,019,988
  RECEIVABLES FOR DIVIDENDS AND INTEREST ......................................       3,332,270        2,968,111
  UNREALIZED APPRECIATION ON FORWARD FOREIGN CURRENCY CONTRACTS ...............               0                0
  PREPAID EXPENSES AND OTHER ASSETS ...........................................               0                0
                                                                                  -------------    -------------
TOTAL ASSETS ..................................................................     844,274,101    1,001,554,077
                                                                                  -------------    -------------
LIABILITIES
  SECURITIES SOLD SHORT, AT FAIR VALUE (PROCEEDS OF $4,706,994) ...............               0                0
  PAYABLE TO CUSTODIAN FOR OVERDRAFTS .........................................         219,779                0
  PAYABLE FOR DAILY VARIATION MARGIN ON FUTURES CONTRACTS .....................               0                0
  PAYABLE FOR FUND SHARES REDEEMED ............................................       1,040,825        2,393,079
  PAYABLE FOR INVESTMENTS PURCHASED ...........................................               0      145,388,470
  DIVIDENDS PAYABLE ...........................................................             126          389,346
  PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) .......................         252,324          116,997
  PAYABLE TO THE TRUSTEES AND DISTRIBUTOR .....................................         152,994          158,079
  PAYABLE FOR SECURITIES LOANED (NOTE 2) ......................................     262,679,082      267,936,135
  ACCRUED EXPENSES AND OTHER LIABILITIES ......................................          69,703          140,473
                                                                                  -------------    -------------
TOTAL LIABILITIES .............................................................     264,414,833      416,522,579
                                                                                  -------------    -------------
TOTAL NET ASSETS ..............................................................   $ 579,859,268    $ 585,031,498
                                                                                  =============    =============

NET ASSETS CONSIST OF:
----------------------------------------------------------------------------------------------------------------
  PAID-IN CAPITAL .............................................................   $ 625,577,731    $ 602,533,613
  UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ..................................      (1,301,964)         (38,948)
  UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS .......................     (47,458,277)     (15,244,096)
  NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS, FOREIGN CURRENCIES
    AND TRANSLATION OF ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES       2,941,696       (2,219,071)
  NET UNREALIZED APPRECIATION (DEPRECIATION) OF FORWARD FOREIGN CURRENCY
    CONTRACTS AND TRANSACTIONS ................................................               0                0
  NET UNREALIZED APPRECIATION (DEPRECIATION) OF FUTURES .......................         100,082                0
  NET UNREALIZED APPRECIATION (DEPRECIATION) OF OPTIONS, SWAP AGREEMENTS,
    AND SHORT SALES ...........................................................               0                0
                                                                                  -------------    -------------
TOTAL NET ASSETS ..............................................................   $ 579,859,268    $ 585,031,498
                                                                                  -------------    -------------
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
----------------------------------------------------------------------------------------------------------------
  NET ASSETS - CLASS A ........................................................   $ 142,570,216    $  94,059,154
  SHARES OUTSTANDING - CLASS A ................................................      13,004,709        9,393,336
  NET ASSET VALUE PER SHARE - CLASS A .........................................   $       10.96    $       10.01
  MAXIMUM OFFERING PRICE PER SHARE - CLASS A ..................................   $       11.48(2) $       10.32(3)
  NET ASSETS - CLASS B ........................................................   $  30,235,922    $  27,078,133
  SHARES OUTSTANDING - CLASS B ................................................       2,762,550        2,702,422
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS B ......................   $       10.94    $       10.02
  NET ASSETS - CLASS C ........................................................   $  12,859,569    $  19,553,304
  SHARES OUTSTANDING - CLASS C ................................................       1,177,415        1,949,893
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS C ......................   $       10.92    $       10.03
  NET ASSETS - CLASS Z ........................................................             N/A              N/A
  SHARES OUTSTANDING - CLASS Z ................................................             N/A              N/A
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS Z ......................             N/A              N/A
  NET ASSETS - ADMINISTRATOR CLASS ............................................   $ 394,193,561    $ 444,330,820
  SHARES OUTSTANDING - ADMINISTRATOR CLASS ....................................      35,977,610       44,320,586
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - ADMINISTRATOR CLASS ..........   $       10.96    $       10.03
  NET ASSETS - INSTITUTIONAL CLASS ............................................             N/A    $      10,087
  SHARES OUTSTANDING - INSTITUTIONAL CLASS ....................................             N/A            1,006
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - INSTITUTIONAL CLASS ..........             N/A    $       10.03
                                                                                  -------------    -------------
INVESTMENTS AT COST ...........................................................   $ 837,195,244    $ 887,888,410
                                                                                  =============    =============
SECURITIES ON LOAN, AT MARKET VALUE ...........................................   $ 258,307,703    $ 261,217,453
                                                                                  =============    =============

                                                                                        STABLE        STRATEGIC
                                                                                        INCOME           INCOME      TOTAL RETURN
                                                                                          FUND             FUND         BOND FUND
---------------------------------------------------------------------------------------------------------------------------------
ASSETS

INVESTMENTS:
  IN SECURITIES, AT MARKET VALUE ..............................................  $           0    $  24,526,381    $1,196,667,540
  INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS .................................    469,157,086                0                 0
  COLLATERAL FOR SECURITIES LOANED (NOTE 2) ...................................              0                0       515,460,415
  INVESTMENTS IN AFFILIATES ...................................................              0        2,490,960                 0
                                                                                 -------------    -------------    --------------
TOTAL INVESTMENTS AT MARKET VALUE  (SEE COST BELOW) ...........................    469,157,086       27,017,341     1,712,127,955
                                                                                 -------------    -------------    --------------
  CASH ........................................................................              0                0           264,649
  VARIATION MARGIN RECEIVABLE ON FUTURES CONTRACTS ............................              0                0                 0
  RECEIVABLE FOR FUND SHARES ISSUED ...........................................        618,279           18,556         1,502,478
  RECEIVABLE FOR INVESTMENTS SOLD .............................................              0           45,868       520,782,448
  RECEIVABLES FOR DIVIDENDS AND INTEREST ......................................              0          472,563         8,016,268
  UNREALIZED APPRECIATION ON FORWARD FOREIGN CURRENCY CONTRACTS ...............              0                0                 0
  PREPAID EXPENSES AND OTHER ASSETS ...........................................              0            1,200                 0
                                                                                 -------------    -------------    --------------
TOTAL ASSETS ..................................................................    469,775,365       27,555,528     2,242,693,798
                                                                                 -------------    -------------    --------------
LIABILITIES
  SECURITIES SOLD SHORT, AT FAIR VALUE (PROCEEDS OF $4,706,994) ...............              0                0         4,721,856
  PAYABLE TO CUSTODIAN FOR OVERDRAFTS .........................................              0           35,455                 0
  PAYABLE FOR DAILY VARIATION MARGIN ON FUTURES CONTRACTS .....................              0                0                 0
  PAYABLE FOR FUND SHARES REDEEMED ............................................      1,865,936          153,011         1,507,745
  PAYABLE FOR INVESTMENTS PURCHASED ...........................................              0          196,717       599,450,149
  DIVIDENDS PAYABLE ...........................................................             15            6,142           620,801
  PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) .......................         15,251            9,996           407,175
  PAYABLE TO THE TRUSTEES AND DISTRIBUTOR .....................................        118,470           15,970           211,241
  PAYABLE FOR SECURITIES LOANED (NOTE 2) ......................................              0                0       515,460,415
  ACCRUED EXPENSES AND OTHER LIABILITIES ......................................         40,114                0            70,333
                                                                                 -------------    -------------    --------------
TOTAL LIABILITIES .............................................................      2,039,786          417,291     1,122,449,715
                                                                                 -------------    -------------    --------------
TOTAL NET ASSETS ..............................................................  $ 467,735,579    $  27,138,237    $1,120,244,083
                                                                                 =============    =============    ==============
NET ASSETS CONSIST OF:
---------------------------------------------------------------------------------------------------------------------------------
  PAID-IN CAPITAL .............................................................  $ 468,838,957    $  26,543,272    $1,134,087,678
  UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ..................................        488,990           (2,013)           89,342
  UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS .......................     (2,526,134)         462,978       (23,180,061)
  NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS, FOREIGN CURRENCIES
    AND TRANSLATION OF ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES        933,766          134,000         9,261,986
  NET UNREALIZED APPRECIATION (DEPRECIATION) OF FORWARD FOREIGN CURRENCY
    CONTRACTS AND TRANSACTIONS ................................................              0                0                 0
  NET UNREALIZED APPRECIATION (DEPRECIATION) OF FUTURES .......................              0                0                 0
  NET UNREALIZED APPRECIATION (DEPRECIATION) OF OPTIONS, SWAP AGREEMENTS,
    AND SHORT SALES ...........................................................              0                0           (14,862)
                                                                                 -------------    -------------    --------------
TOTAL NET ASSETS ..............................................................  $ 467,735,579    $  27,138,237    $1,120,244,083
                                                                                 -------------    -------------    --------------
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
---------------------------------------------------------------------------------------------------------------------------------
  NET ASSETS - CLASS A ........................................................  $  83,406,324    $  13,253,834    $   84,187,767
  SHARES OUTSTANDING - CLASS A ................................................      8,034,667        1,295,744         6,670,300
  NET ASSET VALUE PER SHARE - CLASS A .........................................  $       10.38    $       10.23    $        12.62
  MAXIMUM OFFERING PRICE PER SHARE - CLASS A ..................................  $       10.59(4) $       10.71(2) $        13.21(2)
  NET ASSETS - CLASS B ........................................................  $  20,969,916    $  10,061,922    $   27,680,979
  SHARES OUTSTANDING - CLASS B ................................................      2,023,067          983,416         2,191,136
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS B ......................  $       10.37    $       10.23    $        12.63
  NET ASSETS - CLASS C ........................................................  $   7,137,101    $   3,822,481    $    9,822,583
  SHARES OUTSTANDING - CLASS C ................................................        689,592          374,206           781,701
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS C ......................  $       10.35    $       10.21    $        12.57
  NET ASSETS - CLASS Z ........................................................            N/A              N/A    $   29,203,600
  SHARES OUTSTANDING - CLASS Z ................................................            N/A              N/A         2,353,296
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS Z ......................            N/A              N/A    $        12.41
  NET ASSETS - ADMINISTRATOR CLASS ............................................  $ 356,222,238              N/A    $  720,934,857
  SHARES OUTSTANDING - ADMINISTRATOR CLASS ....................................     34,324,264              N/A        58,095,844
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - ADMINISTRATOR CLASS ..........  $       10.38              N/A    $        12.41
  NET ASSETS - INSTITUTIONAL CLASS ............................................            N/A              N/A    $  248,414,297
  SHARES OUTSTANDING - INSTITUTIONAL CLASS ....................................            N/A              N/A        20,027,190
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - INSTITUTIONAL CLASS ..........            N/A              N/A    $        12.40
                                                                                 -------------    -------------    --------------
INVESTMENTS AT COST ...........................................................  $ 468,223,320    $  26,883,341    $1,702,865,969
                                                                                 =============    =============    ==============
SECURITIES ON LOAN, AT MARKET VALUE ...........................................  $           0    $           0    $  506,758,112
                                                                                 =============    =============    ==============

                                                                                  ULTRA-SHORT
                                                                                     DURATION
                                                                                    BOND FUND
---------------------------------------------------------------------------------------------
ASSETS

INVESTMENTS:
  IN SECURITIES, AT MARKET VALUE ..............................................  $ 40,030,754
  INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS .................................             0
  COLLATERAL FOR SECURITIES LOANED (NOTE 2) ...................................             0
  INVESTMENTS IN AFFILIATES ...................................................     2,647,551
                                                                                 ------------
TOTAL INVESTMENTS AT MARKET VALUE  (SEE COST BELOW) ...........................    42,678,305
                                                                                 ------------
  CASH ........................................................................             0
  VARIATION MARGIN RECEIVABLE ON FUTURES CONTRACTS ............................             0
  RECEIVABLE FOR FUND SHARES ISSUED ...........................................        15,267
  RECEIVABLE FOR INVESTMENTS SOLD .............................................        49,251
  RECEIVABLES FOR DIVIDENDS AND INTEREST ......................................       362,395
  UNREALIZED APPRECIATION ON FORWARD FOREIGN CURRENCY CONTRACTS ...............             0
  PREPAID EXPENSES AND OTHER ASSETS ...........................................             0
                                                                                 ------------
TOTAL ASSETS ..................................................................    43,105,218
                                                                                 ------------
LIABILITIES
  SECURITIES SOLD SHORT, AT FAIR VALUE (PROCEEDS OF $4,706,994) ...............             0
  PAYABLE TO CUSTODIAN FOR OVERDRAFTS .........................................             0
  PAYABLE FOR DAILY VARIATION MARGIN ON FUTURES CONTRACTS .....................         7,156
  PAYABLE FOR FUND SHARES REDEEMED ............................................       103,206
  PAYABLE FOR INVESTMENTS PURCHASED ...........................................             0
  DIVIDENDS PAYABLE ...........................................................         6,180
  PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) .......................         9,643
  PAYABLE TO THE TRUSTEES AND DISTRIBUTOR .....................................        19,845
  PAYABLE FOR SECURITIES LOANED (NOTE 2) ......................................             0
  ACCRUED EXPENSES AND OTHER LIABILITIES ......................................        14,908
                                                                                 ------------
TOTAL LIABILITIES .............................................................       160,938
                                                                                 ------------
TOTAL NET ASSETS ..............................................................  $ 42,944,280
                                                                                 ============
NET ASSETS CONSIST OF:
---------------------------------------------------------------------------------------------
  PAID-IN CAPITAL .............................................................  $ 50,925,240
  UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ..................................             0
  UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS .......................    (8,305,415)
  NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS, FOREIGN CURRENCIES
    AND TRANSLATION OF ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES       326,829
  NET UNREALIZED APPRECIATION (DEPRECIATION) OF FORWARD FOREIGN CURRENCY
    CONTRACTS AND TRANSACTIONS ................................................             0
  NET UNREALIZED APPRECIATION (DEPRECIATION) OF FUTURES .......................        (2,374)
  NET UNREALIZED APPRECIATION (DEPRECIATION) OF OPTIONS, SWAP AGREEMENTS,
    AND SHORT SALES ...........................................................             0
                                                                                 ------------
TOTAL NET ASSETS ..............................................................  $ 42,944,280
                                                                                 ------------
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
---------------------------------------------------------------------------------------------
  NET ASSETS - CLASS A ........................................................  $ 14,948,288
  SHARES OUTSTANDING - CLASS A ................................................     1,550,432
  NET ASSET VALUE PER SHARE - CLASS A .........................................  $       9.64
  MAXIMUM OFFERING PRICE PER SHARE - CLASS A ..................................  $       9.84(4)
  NET ASSETS - CLASS B ........................................................  $  8,562,345
  SHARES OUTSTANDING - CLASS B ................................................       890,006
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS B ......................  $       9.62
  NET ASSETS - CLASS C ........................................................  $  6,473,056
  SHARES OUTSTANDING - CLASS C ................................................       671,470
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS C ......................  $       9.64
  NET ASSETS - CLASS Z ........................................................  $ 12,960,591
  SHARES OUTSTANDING - CLASS Z ................................................     1,349,159
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS Z ......................  $       9.61
  NET ASSETS - ADMINISTRATOR CLASS ............................................           N/A
  SHARES OUTSTANDING - ADMINISTRATOR CLASS ....................................           N/A
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - ADMINISTRATOR CLASS ..........           N/A
  NET ASSETS - INSTITUTIONAL CLASS ............................................           N/A
  SHARES OUTSTANDING - INSTITUTIONAL CLASS ....................................           N/A
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - INSTITUTIONAL CLASS ..........           N/A
                                                                                 ------------
INVESTMENTS AT COST ...........................................................  $ 42,351,476
                                                                                 ============
SECURITIES ON LOAN, AT MARKET VALUE ...........................................  $          0
                                                                                 ============

WELLS FARGO ADVANTAGE INCOME FUNDS               STATEMENTS OF OPERATIONS -- FOR
                                                     THE YEAR ENDED MAY 31, 2005
--------------------------------------------------------------------------------

                                                                                                                      INFLATION-
                                                                        DIVERSIFIED      HIGH YIELD         INCOME     PROTECTED
                                                                          BOND FUND       BOND FUND      PLUS FUND     BOND FUND
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  DIVIDENDS .........................................................   $         0    $    390,334    $   209,128   $         0
  DIVIDENDS ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS .............       266,762               0              0             0
  INTEREST ..........................................................            14      24,563,366      2,193,601     3,980,606
  INTEREST INCOME ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS .......     6,545,399               0              0             0
  INCOME FROM AFFILIATED SECURITIES .................................             0               0      1,984,313        30,775
  SECURITIES LENDING INCOME, NET ....................................             0         233,295          6,244        14,512
  EXPENSES ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS ..............      (788,575)              0              0             0
  WAIVERS ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS ...............       206,396               0              0             0
                                                                        -----------    ------------    -----------   -----------
TOTAL INVESTMENT INCOME .............................................     6,229,996      25,186,995      4,393,286     4,025,893
                                                                        -----------    ------------    -----------   -----------
EXPENSES
  ADVISORY FEES .....................................................       402,442       1,689,600        404,830       397,987
  ADMINISTRATION FEES
    FUND LEVEL ......................................................        80,488         151,283         36,231        43,557
    CLASS A .........................................................           N/A         699,875        106,784        73,753
    CLASS B .........................................................           N/A          78,795         76,855        32,375
    CLASS C .........................................................           N/A          68,515         19,253        35,894
    CLASS Z .........................................................           N/A             N/A            N/A           N/A
    ADMINISTRATOR CLASS .............................................       302,956             N/A            N/A        65,749
    INSTITUTIONAL CLASS .............................................             0             N/A            N/A             0
  CUSTODY FEES ......................................................             0          60,513         14,492        17,423
  SHAREHOLDER SERVICING FEES ........................................        47,496         756,416        181,153       144,388
  ACCOUNTING FEES ...................................................        28,984          36,869         24,032        27,815
  DISTRIBUTION FEES (NOTE 3)
    CLASS A .........................................................           N/A               0              0             0
    CLASS B .........................................................           N/A         211,060        205,860        86,718
    CLASS C .........................................................           N/A         183,522         51,571        96,144
  AUDIT FEES ........................................................         8,099          21,999         16,699        17,002
  LEGAL FEES ........................................................            99           4,318          2,000         9,001
  REGISTRATION FEES .................................................            99         132,604          1,000        35,000
  SHAREHOLDER REPORTS ...............................................            99          39,106         10,399        56,998
  TRUSTEES' FEES ....................................................         6,789           6,789          6,789         6,800
  OTHER FEES AND EXPENSES ...........................................         6,990           8,690          3,419         1,902
                                                                        -----------    ------------    -----------   -----------
TOTAL EXPENSES ......................................................       884,541       4,149,954      1,161,367     1,148,506
                                                                        -----------    ------------    -----------   -----------
LESS:
  WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) ......................      (339,654)       (275,466)      (489,718)     (304,080)
  NET EXPENSES ......................................................       544,887       3,874,488        671,649       844,426
                                                                        -----------    ------------    -----------   -----------
NET INVESTMENT INCOME (LOSS) ........................................     5,685,109      21,312,507      3,721,637     3,181,467
                                                                        -----------    ------------    -----------   -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
--------------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) FROM:
  SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ...             0       2,609,765        177,896     2,303,707
  FORWARD FOREIGN CURRENCY CONTRACTS ................................             0               0       (530,653)            0
  FUTURES TRANSACTIONS ..............................................             0               0        (57,629)            0
  OPTIONS, SWAP AGREEMENTS AND SHORT SALE TRANSACTIONS ..............             0               0       (144,477)            0
  SECURITIES TRANSACTIONS ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS       753,062               0              0             0
  FUTURES TRANSACTIONS ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS ..        39,432               0              0             0
  OPTIONS, SWAP AGREEMENT AND SHORT SALE TRANSACTIONS ALLOCATED FROM
    MASTER PORTFOLIOS ...............................................        19,182               0              0             0
                                                                        -----------    ------------    -----------   -----------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS ...........................       811,676       2,609,765       (554,863)    2,303,706
                                                                        -----------    ------------    -----------   -----------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
  SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ...             0      (3,455,964)     1,539,249       918,054
  FORWARD FOREIGN CURRENCY CONTRACTS ................................             0               0        230,389             0
  FUTURES TRANSACTIONS ..............................................             0               0         13,594             0
  OPTIONS, SWAP AGREEMENTS AND SHORT SALE TRANSACTIONS ..............             0               0        (47,917)            0
  SECURITIES TRANSACTIONS ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS     1,776,690               0              0             0
  FORWARDS, FUTURES, OPTIONS, SWAPS AND SHORT SALES ALLOCATED FROM
    AFFILIATED MASTER PORTFOLIOS ....................................        32,805               0              0             0
                                                                        -----------    ------------    -----------   -----------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS .     1,809,495      (3,455,964)     1,735,315       918,054
                                                                        ===========    ============    ===========   -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ..............     2,621,171        (846,199)     1,180,452     3,221,760
                                                                        -----------    ------------    -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .....   $ 8,306,280    $ 20,466,308    $ 4,902,089   $ 6,403,227
                                                                        ===========    ============    ===========   -----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS --                   WELLS FARGO ADVANTAGE INCOME FUNDS
FOR THE YEAR ENDED MAY 31, 2005
--------------------------------------------------------------------------------

                                                                       INTERMEDIATE   SHORT DURATION         STABLE
                                                                         GOVERNMENT       GOVERNMENT         INCOME
                                                                        INCOME FUND        BOND FUND           FUND
-------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  DIVIDENDS .........................................................   $         0     $          0    $         0
  DIVIDENDS ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS .............             0                0        453,829
  INTEREST ..........................................................    25,469,599       14,737,408             65
  INTEREST INCOME ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS .......             0                0     14,579,457
  INCOME FROM AFFILIATED SECURITIES .................................       240,246                0              0
  SECURITIES LENDING INCOME, NET ....................................       273,676          175,772              0
  EXPENSES ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS ..............             0                0     (3,018,214)
  WAIVERS ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS ...............             0                0        737,699
                                                                        -----------     ------------    -----------
TOTAL INVESTMENT INCOME .............................................    25,983,521       14,913,180     12,752,836
                                                                        -----------     ------------    -----------
EXPENSES
  ADVISORY FEES .....................................................     2,779,753        2,088,653              0
  ADMINISTRATION FEES
    FUND LEVEL ......................................................       307,726          228,509        313,360
    CLASS A .........................................................       453,606          151,618        350,033
    CLASS B .........................................................       108,143           34,712         79,025
    CLASS C .........................................................        46,644           73,465         26,721
    CLASS Z .........................................................           N/A              N/A            N/A
    ADMINISTRATOR CLASS .............................................       741,327          666,112        878,036
    INSTITUTIONAL CLASS .............................................             0                1              0
  CUSTODY FEES ......................................................       123,090           91,404              0
  SHAREHOLDER SERVICING FEES ........................................       680,733          387,846        531,569
  ACCOUNTING FEES ...................................................        54,266           64,020         55,059
  DISTRIBUTION FEES (NOTE 3)
    CLASS A .........................................................             0                0              0
    CLASS B .........................................................       289,668           92,978        211,674
    CLASS C .........................................................       124,940          196,780         71,575
  AUDIT FEES ........................................................        23,039           23,999          8,001
  LEGAL FEES ........................................................        12,600           14,501         18,998
  REGISTRATION FEES .................................................         1,000          800,000        134,999
  SHAREHOLDER REPORTS ...............................................         1,000          110,000         91,998
  TRUSTEES' FEES ....................................................         6,782            6,789          6,800
  OTHER FEES AND EXPENSES ...........................................        19,429           13,611         22,915
                                                                        -----------     ------------    -----------
TOTAL EXPENSES ......................................................     5,773,746        5,044,998      2,800,763
                                                                        -----------     ------------    -----------
LESS:
  WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) ......................      (505,134)      (1,766,087)      (339,484)
  NET EXPENSES ......................................................     5,268,612        3,278,911      2,461,279
                                                                        -----------     ------------    -----------
NET INVESTMENT INCOME (LOSS) ........................................    20,714,909       11,634,269     10,291,557
                                                                        -----------     ------------    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) FROM:
  SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ...    (1,191,749)      (3,661,229)             0
  FORWARD FOREIGN CURRENCY CONTRACTS ................................             0                0              0
  FUTURES TRANSACTIONS ..............................................      (676,499)               0              0
  OPTIONS, SWAP AGREEMENTS AND SHORT SALE TRANSACTIONS ..............             0                0              0
  SECURITIES TRANSACTIONS ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS             0                0       (482,672)
  FUTURES TRANSACTIONS ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS ..             0                0        (36,246)
  OPTIONS, SWAP AGREEMENT AND SHORT SALE TRANSACTIONS ALLOCATED FROM
    MASTER PORTFOLIOS ...............................................             0                0       (640,859)
                                                                        -----------     ------------    -----------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS ...........................    (1,868,248)      (3,661,229)    (1,159,777)
                                                                        -----------     ------------    -----------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
  SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ...     7,169,228        1,019,288              0
  FORWARD FOREIGN CURRENCY CONTRACTS ................................             0                0              0
  FUTURES TRANSACTIONS ..............................................       362,113                0              0
  OPTIONS, SWAP AGREEMENTS AND SHORT SALE TRANSACTIONS ..............             0           17,437              0
  SECURITIES TRANSACTIONS ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS             0                0      3,106,677
  FORWARDS, FUTURES, OPTIONS, SWAPS AND SHORT SALES ALLOCATED FROM
    AFFILIATED MASTER PORTFOLIOS ....................................             0                0       (249,270)
                                                                        -----------     ------------    -----------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS .     7,531,341        1,036,725      2,857,407
                                                                        ===========     ============    ===========
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ..............     5,663,093       (2,624,504)     1,697,630
                                                                        -----------     ------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .....   $26,378,002     $  9,009,765    $11,989,187
                                                                        ===========     ============    ===========


                                                                             STRATEGIC INCOME FUND
                                                                      ---------------------------------
                                                                            FOR THE             FOR THE
                                                                       PERIOD ENDED          YEAR ENDED   TOTAL RETURN
                                                                       MAY 31, 2005    OCTOBER 31, 2004      BOND FUND
----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  DIVIDENDS .........................................................   $     3,124        $     45,865    $         0
  DIVIDENDS ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS .............             0                   0              0
  INTEREST ..........................................................     1,176,598           2,099,362     22,956,741
  INTEREST INCOME ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS .......             0                   0              0
  INCOME FROM AFFILIATED SECURITIES .................................        11,819                   0              0
  SECURITIES LENDING INCOME, NET ....................................             0                   0        243,623
  EXPENSES ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS ..............             0                   0              0
  WAIVERS ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS ...............             0                   0              0
                                                                        -----------        ------------    -----------
TOTAL INVESTMENT INCOME .............................................     1,191,541           2,145,227     23,200,364
                                                                        -----------        ------------    -----------
EXPENSES
  ADVISORY FEES .....................................................        86,216             132,787      2,408,346
  ADMINISTRATION FEES
    FUND LEVEL ......................................................         1,931                   0        271,318
    CLASS A .........................................................        34,645              57,420        149,079
    CLASS B .........................................................        26,229              45,347         29,951
    CLASS C .........................................................        10,411              26,251         18,265
    CLASS Z .........................................................           N/A                 N/A         18,437
    ADMINISTRATOR CLASS .............................................           N/A                 N/A        607,043
    INSTITUTIONAL CLASS .............................................           N/A                 N/A        108,606
  CUSTODY FEES ......................................................         3,544               5,217        106,609
  SHAREHOLDER SERVICING FEES ........................................         9,654                   0        813,655
  ACCOUNTING FEES ...................................................         4,730                   0         74,176
  DISTRIBUTION FEES (NOTE 3)
    CLASS A .........................................................        15,605              29,714              0
    CLASS B .........................................................        57,804              93,216         80,225
    CLASS C .........................................................        24,753              53,504         48,923
  AUDIT FEES ........................................................        14,470              13,516         19,998
  LEGAL FEES ........................................................         1,199               6,946          6,001
  REGISTRATION FEES .................................................        24,708              40,853        188,001
  SHAREHOLDER REPORTS ...............................................         4,139              10,585         68,000
  TRUSTEES' FEES ....................................................         2,992               1,823          6,800
  OTHER FEES AND EXPENSES ...........................................         4,193               3,264         31,224
                                                                        -----------        ------------    -----------
TOTAL EXPENSES ......................................................       327,223             520,443      5,054,657
                                                                        -----------        ------------    -----------
LESS:
  WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) ......................       (51,177)            (54,007)    (1,297,449)
  NET EXPENSES ......................................................       276,046             466,436      3,757,208
                                                                        -----------        ------------    -----------
NET INVESTMENT INCOME (LOSS) ........................................       915,495           1,678,791     19,443,156
                                                                        -----------        ------------    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
----------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) FROM:
  SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ...       859,069           1,458,166      4,035,385
  FORWARD FOREIGN CURRENCY CONTRACTS ................................             0                   0              0
  FUTURES TRANSACTIONS ..............................................             0                   0              0
  OPTIONS, SWAP AGREEMENTS AND SHORT SALE TRANSACTIONS ..............             0                   0              0
  SECURITIES TRANSACTIONS ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS             0                   0              0
  FUTURES TRANSACTIONS ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS ..             0                   0              0
  OPTIONS, SWAP AGREEMENT AND SHORT SALE TRANSACTIONS ALLOCATED FROM
    MASTER PORTFOLIOS ...............................................             0                   0              0
                                                                        -----------        ------------    -----------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS ...........................       859,069           1,458,166      4,035,385
                                                                        -----------        ------------    -----------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
  SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ...    (1,373,580)           (121,717)    12,219,273
  FORWARD FOREIGN CURRENCY CONTRACTS ................................             0                   0              0
  FUTURES TRANSACTIONS ..............................................             0                   0              0
  OPTIONS, SWAP AGREEMENTS AND SHORT SALE TRANSACTIONS ..............             0                   0           (524)
  SECURITIES TRANSACTIONS ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS             0                   0              0
  FORWARDS, FUTURES, OPTIONS, SWAPS AND SHORT SALES ALLOCATED FROM
    AFFILIATED MASTER PORTFOLIOS ....................................             0                   0              0
                                                                        -----------        ------------    -----------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS .    (1,373,580)           (121,767)    12,218,749
                                                                        ===========        ============    ===========
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ..............      (514,511)          1,336,449     16,254,134
                                                                        -----------        ------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .....   $   400,984        $  3,015,240    $35,697,290
                                                                        ===========        ============    ===========

WELLS FARGO ADVANTAGE INCOME FUNDS                   STATEMENTS OF OPERATIONS --
                                                 FOR THE YEAR ENDED MAY 31, 2005
--------------------------------------------------------------------------------

                                                                                     ULTRA-SHORT DURATION BOND FUND
                                                                                   ----------------------------------
                                                                                        FOR THE               FOR THE
                                                                                   PERIOD ENDED            YEAR ENDED
                                                                                   MAY 31, 2005      OCTOBER 31, 2004
---------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  DIVIDENDS ....................................................................   $          0       $             0
  DIVIDENDS ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS ........................              0                     0
  INTEREST .....................................................................        999,100             1,875,614
  INTEREST INCOME ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS ..................              0                     0
  INCOME FROM AFFILIATED SECURITIES ............................................          5,742                     0
  SECURITIES LENDING INCOME, NET ...............................................              0                     0
  INCOME ON SWAP CONTRACTS .....................................................              0                     0
  EXPENSES ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS .........................              0                     0
  WAIVERS ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS ..........................              0                     0
                                                                                   ------------       ---------------
TOTAL INVESTMENT INCOME ........................................................      1,004,842             1,875,614
                                                                                   ------------       ---------------
EXPENSES
  ADVISORY FEES ................................................................        109,226               249,203
  ADMINISTRATION FEES
    FUND LEVEL .................................................................          3,030                     0
    CLASS A ....................................................................         41,340               107,559
    CLASS B ....................................................................         23,901                57,581
    CLASS C ....................................................................         20,164                63,821
    CLASS Z ....................................................................         39,990               104,992
    ADMINISTRATOR CLASS ........................................................            N/A                    NA
    INSTITUTIONAL CLASS ........................................................            N/A                    NA
  CUSTODY FEES .................................................................          4,243                15,326
  SHAREHOLDER SERVICING FEES ...................................................         15,149                     0
  ACCOUNTING FEES ..............................................................          5,710                     0
  DISTRIBUTION FEES (NOTE 3)
    CLASS A ....................................................................         18,962                55,522
    CLASS B ....................................................................         51,741               117,048
    CLASS C ....................................................................         43,255               130,389
  AUDIT FEES ...................................................................          8,941                15,340
  LEGAL FEES ...................................................................          2,399                16,966
  REGISTRATION FEES ............................................................         32,553                60,359
  SHAREHOLDER REPORTS ..........................................................          4,405                36,212
  TRUSTEES' FEES ...............................................................          4,117                 3,757
  OTHER FEES AND EXPENSES ......................................................          8,819                 6,079
                                                                                   ------------       ---------------
TOTAL EXPENSES .................................................................        437,945             1,040,154
                                                                                   ------------       ---------------
LESS:
  WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) .................................        (64,827)              (82,137)
  NET EXPENSES .................................................................        373,118               958,017
                                                                                   ------------       ---------------
NET INVESTMENT INCOME (LOSS) ...................................................        631,724               917,597
                                                                                   ------------       ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
---------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) FROM:
  SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ..............         17,703               510,198
  FORWARD FOREIGN CURRENCY CONTRACTS ...........................................              0                     0
  FUTURES TRANSACTIONS .........................................................         26,237              (185,632)
  OPTIONS, SWAP AGREEMENTS AND SHORT SALE TRANSACTIONS .........................              0               (10,920)
  SECURITIES TRANSACTIONS ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS ..........              0                     0
  FUTURES TRANSACTIONS ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS .............              0                     0
  OPTIONS, SWAP AGREEMENT AND SHORT SALE TRANSACTIONS ALLOCATED FROM
    AFFILIATED MASTER PORTFOLIOS ...............................................              0                     0
                                                                                   ------------       ---------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS ......................................         43,940               313,646
                                                                                   ------------       ---------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
  SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ..............       (258,879)             (596,696)
  FORWARD FOREIGN CURRENCY CONTRACTS ...........................................              0                     0
  FUTURES TRANSACTIONS .........................................................         18,413                62,971
  OPTIONS, SWAP AGREEMENTS AND SHORT SALE TRANSACTIONS .........................              0                     0
  SECURITIES TRANSACTIONS ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS ..........              0                     0
  FORWARDS, FUTURES, OPTIONS, SWAPS AND SHORT SALES ALLOCATED FROM
  AFFILIATED MASTER PORTFOLIOS                                                                0                     0
                                                                                   ------------       ---------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ............       (240,466)             (533,725)
                                                                                   ============       ===============
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS .........................       (196,526)             (220,079)
                                                                                   ------------       ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ................   $    435,198       $       697,518
                                                                                   ============       ===============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                        THIS PAGE IS INTENTIONALLY LEFT BLANK --

WELLS FARGO ADVANTAGE INCOME FUNDS           STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                   DIVERSIFIED BOND FUND
                                                                                               -----------------------------
                                                                                                     FOR THE         FOR THE
                                                                                                  YEAR ENDED      YEAR ENDED
                                                                                                MAY 31, 2005    MAY 31, 2004
----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
      BEGINNING NET ASSETS ...............................................................     $ 191,874,766   $ 372,821,909

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ..........................................................         5,685,109      10,078,696
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ...............................................           811,676         936,877
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ...................         1,809,495     (10,863,111)
                                                                                               -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..........................         8,306,280         152,462
                                                                                               -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
      CLASS A ............................................................................               N/A             N/A
      CLASS B ............................................................................               N/A             N/A
      CLASS C ............................................................................               N/A             N/A
      ADMINISTRATOR CLASS ................................................................        (5,714,187)    (10,376,704)
      INSTITUTIONAL CLASS ................................................................               N/A             N/A
   NET REALIZED GAIN ON SALES OF INVESTMENTS
      CLASS A ............................................................................               N/A             N/A
      CLASS B ............................................................................               N/A             N/A
      CLASS C ............................................................................               N/A             N/A
      ADMINISTRATOR CLASS ................................................................          (905,647)       (380,319)
      INSTITUTIONAL CLASS ................................................................               N/A             N/A
   RETURN OF CAPITAL
      CLASS A ............................................................................               N/A             N/A
      CLASS B ............................................................................               N/A             N/A
      CLASS C ............................................................................               N/A             N/A
      ADMINISTRATOR CLASS ................................................................                 0               0
                                                                                               -------------   -------------
TOTAL DISTRIBUTION TO SHAREHOLDERS .......................................................        (6,619,834)    (10,757,023)
                                                                                               -------------   -------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS A ...................................................               N/A             N/A
   REINVESTMENT OF DISTRIBUTIONS - CLASS A ...............................................               N/A             N/A
   COST OF SHARES REDEEMED - CLASS A .....................................................               N/A             N/A
                                                                                               -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS - CLASS A                N/A             N/A
                                                                                               -------------   -------------
   PROCEEDS FROM SHARES SOLD - CLASS B ...................................................               N/A             N/A
   REINVESTMENT OF DISTRIBUTIONS - CLASS B ...............................................               N/A             N/A
   COST OF SHARES REDEEMED - CLASS B .....................................................               N/A             N/A
                                                                                               -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS - CLASS B                N/A             N/A
                                                                                               -------------   -------------
   PROCEEDS FROM SHARES SOLD - CLASS C ...................................................               N/A             N/A
   REINVESTMENT OF DISTRIBUTIONS - CLASS C ...............................................               N/A             N/A
   COST OF SHARES REDEEMED - CLASS C .....................................................               N/A             N/A
                                                                                               -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS - CLASS C                N/A             N/A
                                                                                               -------------   -------------
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS .......................................        38,695,507      35,968,410
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS ...................................         4,194,117       6,249,017
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS .........................................      (103,174,275)   (212,560,009)
                                                                                               -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   ADMINISTRATOR CLASS ...................................................................       (60,284,651)   (170,342,582)
                                                                                               -------------   -------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS .......................................               N/A             N/A
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS ...................................               N/A             N/A
   COST OF SHARES REEDEMED - INSTITUTIONAL CLASS .........................................               N/A             N/A
                                                                                               -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   INSTITUTIONAL CLASS ...................................................................               N/A             N/A
                                                                                               -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS ..........       (60,284,651)   (170,342,582)
                                                                                               =============   =============
NET INCREASE (DECREASE) IN NET ASSETS ....................................................       (58,598,205)   (180,947,143)
                                                                                               =============   =============
ENDING NET ASSETS ........................................................................     $ 133,276,561   $ 191,874,766
                                                                                               -------------   -------------
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) .............................     $      91,435   $     105,312
                                                                                               =============   =============

STATEMENTS OF CHANGES IN NET ASSETS           WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

                                                                                                   HIGH YIELD BOND FUND
                                                                                               -----------------------------
                                                                                                     FOR THE         FOR THE
                                                                                                  YEAR ENDED      YEAR ENDED
                                                                                                MAY 31, 2005    MAY 31, 2004
----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
      BEGINNING NET ASSETS ...............................................................     $ 296,980,945   $ 143,950,776

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ..........................................................        21,312,507      17,326,159
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ...............................................         2,609,765       3,382,435
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ...................        (3,455,964)     (1,367,356)
                                                                                               -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..........................        20,466,308      19,341,238
                                                                                               -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
      CLASS A ............................................................................       (18,181,955)    (14,172,073)
      CLASS B ............................................................................        (1,842,219)     (1,422,169)
      CLASS C ............................................................................        (1,601,192)     (1,436,764)
      ADMINISTRATOR CLASS ................................................................               N/A             N/A
      INSTITUTIONAL CLASS ................................................................               N/A             N/A
   NET REALIZED GAIN ON SALES OF INVESTMENTS
      CLASS A ............................................................................        (4,874,578)       (454,530)
      CLASS B ............................................................................          (519,343)        (50,887)
      CLASS C ............................................................................          (451,030)        (51,638)
      ADMINISTRATOR CLASS ................................................................               N/A             N/A
      INSTITUTIONAL CLASS ................................................................               N/A             N/A
   RETURN OF CAPITAL
      CLASS A ............................................................................                 0               0
      CLASS B ............................................................................                 0               0
      CLASS C ............................................................................                 0               0
      ADMINISTRATOR CLASS ................................................................               N/A             N/A
                                                                                               -------------   -------------
TOTAL DISTRIBUTION TO SHAREHOLDERS .......................................................       (27,470,317)    (17,588,061)
                                                                                               -------------   -------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS A ...................................................        49,410,937     146,368,462
   REINVESTMENT OF DISTRIBUTIONS - CLASS A ...............................................        14,982,380       9,044,140
   COST OF SHARES REDEEMED - CLASS A .....................................................      (100,056,293)    (33,557,978)
                                                                                               -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS - CLASS A        (35,662,976)    121,854,624
                                                                                               -------------   -------------
   PROCEEDS FROM SHARES SOLD - CLASS B ...................................................         4,428,740      18,271,675
   REINVESTMENT OF DISTRIBUTIONS - CLASS B ...............................................         1,560,577         929,810
   COST OF SHARES REDEEMED - CLASS B .....................................................        (6,073,809)     (3,629,579)
                                                                                               -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS - CLASS B            (84,492)     15,571,906
                                                                                               -------------   -------------
   PROCEEDS FROM SHARES SOLD - CLASS C ...................................................         3,208,814      17,112,255
   REINVESTMENT OF DISTRIBUTIONS - CLASS C ...............................................         1,338,720         886,613
   COST OF SHARES REDEEMED - CLASS C .....................................................        (9,706,135)     (4,148,406)
                                                                                               -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS - CLASS C         (5,158,601)     13,850,462
                                                                                               -------------   -------------
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS .......................................               N/A             N/A
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS ...................................               N/A             N/A
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS .........................................               N/A             N/A
                                                                                               -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   ADMINISTRATOR CLASS ...................................................................               N/A             N/A
                                                                                               -------------   -------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS .......................................               N/A             N/A
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS ...................................               N/A             N/A
   COST OF SHARES REEDEMED - INSTITUTIONAL CLASS .........................................               N/A             N/A
                                                                                               -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
INSTITUTIONAL CLASS ......................................................................               N/A             N/A
                                                                                               -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS ..........       (40,906,069)    151,276,992
                                                                                               =============   =============
NET INCREASE (DECREASE) IN NET ASSETS ....................................................       (47,910,078)    153,030,169
                                                                                               =============   =============
ENDING NET ASSETS ........................................................................     $ 249,070,867   $ 296,980,945
                                                                                               -------------   -------------
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) .............................     $     (15,153)  $     344,837
                                                                                               =============   =============

                                                                                                     INCOME PLUS FUND
                                                                                               -----------------------------
                                                                                                     FOR THE         FOR THE
                                                                                                  YEAR ENDED      YEAR ENDED
                                                                                                MAY 31, 2005    MAY 31, 2004
----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
      BEGINNING NET ASSETS ...............................................................     $  75,339,146   $  79,276,615

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ..........................................................         3,721,637       3,499,141
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ...............................................          (554,863)      1,731,212
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ...................         1,735,315      (4,374,701)
                                                                                               -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..........................         4,902,089         855,652
                                                                                               -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
      CLASS A ............................................................................        (2,169,259)     (1,462,497)
      CLASS B ............................................................................        (1,312,445)     (2,169,378)
      CLASS C ............................................................................          (332,150)       (475,953)
      ADMINISTRATOR CLASS ................................................................               N/A             N/A
      INSTITUTIONAL CLASS ................................................................               N/A             N/A
   NET REALIZED GAIN ON SALES OF INVESTMENTS
      CLASS A ............................................................................                 0               0
      CLASS B ............................................................................                 0               0
      CLASS C ............................................................................                 0               0
      ADMINISTRATOR CLASS ................................................................               N/A             N/A
      INSTITUTIONAL CLASS ................................................................               N/A             N/A
   RETURN OF CAPITAL
      CLASS A ............................................................................                 0               0
      CLASS B ............................................................................                 0               0
      CLASS C ............................................................................                 0               0
      ADMINISTRATOR CLASS ................................................................               N/A             N/A
                                                                                               -------------   -------------
TOTAL DISTRIBUTION TO SHAREHOLDERS .......................................................        (3,813,854)     (4,107,828)
                                                                                               -------------   -------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS A ...................................................        22,103,328      17,065,567
   REINVESTMENT OF DISTRIBUTIONS - CLASS A ...............................................         1,395,102         924,440
   COST OF SHARES REDEEMED - CLASS A .....................................................       (10,098,891)     (8,895,406)
                                                                                               -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS - CLASS A         13,399,539       9,094,601
                                                                                               -------------   -------------
   PROCEEDS FROM SHARES SOLD - CLASS B ...................................................         1,637,744       4,724,678
   REINVESTMENT OF DISTRIBUTIONS - CLASS B ...............................................           801,629       1,369,040
   COST OF SHARES REDEEMED - CLASS B .....................................................       (21,360,523)    (13,286,544)
                                                                                               -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS - CLASS B        (18,921,150)     (7,192,826)
                                                                                               -------------   -------------
   PROCEEDS FROM SHARES SOLD - CLASS C ...................................................         1,395,277       2,642,644
   REINVESTMENT OF DISTRIBUTIONS - CLASS C ...............................................           243,086         320,964
   COST OF SHARES REDEEMED - CLASS C .....................................................        (3,252,651)     (5,550,676)
                                                                                               -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS - CLASS C         (1,614,288)     (2,587,068)
                                                                                               -------------   -------------
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS .......................................               N/A             N/A
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS ...................................               N/A             N/A
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS .........................................               N/A             N/A
                                                                                               -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   ADMINISTRATOR CLASS ...................................................................               N/A             N/A
                                                                                               -------------   -------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS .......................................               N/A             N/A
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS ...................................               N/A             N/A
   COST OF SHARES REEDEMED - INSTITUTIONAL CLASS .........................................               N/A             N/A
                                                                                               -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   INSTITUTIONAL CLASS ...................................................................               N/A             N/A
                                                                                               -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS ..........        (7,135,899)       (685,293)
                                                                                               =============   =============
NET INCREASE (DECREASE) IN NET ASSETS ....................................................        (6,047,664)     (3,937,469)
                                                                                               =============   =============
ENDING NET ASSETS ........................................................................     $  69,291,482   $  75,339,146
                                                                                               -------------   -------------
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) .............................     $    (227,922)  $     (83,738)
                                                                                               =============   =============

                                                                                               INFLATION-PROTECTED BOND FUND
                                                                                               -----------------------------
                                                                                                     FOR THE         FOR THE
                                                                                                  YEAR ENDED      YEAR ENDED
                                                                                                MAY 31, 2005    MAY 31, 2004
----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
      BEGINNING NET ASSETS ...............................................................     $  69,326,545   $  21,798,201

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ..........................................................         3,181,467       1,273,569
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ...............................................         2,303,706         305,288
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ...................           918,054        (598,019)
                                                                                               -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..........................         6,403,227         980,838
                                                                                               -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
      CLASS A ............................................................................          (791,380)       (253,483)
      CLASS B ............................................................................          (287,085)       (112,872)
      CLASS C ............................................................................          (314,809)       (123,833)
      ADMINISTRATOR CLASS ................................................................        (1,205,791)       (373,753)
      INSTITUTIONAL CLASS ................................................................               N/A             N/A
   NET REALIZED GAIN ON SALES OF INVESTMENTS
      CLASS A ............................................................................          (156,430)        (39,803)
      CLASS B ............................................................................           (67,881)        (27,353)
      CLASS C ............................................................................           (74,465)        (30,596)
      ADMINISTRATOR CLASS ................................................................          (195,298)        (52,642)
      INSTITUTIONAL CLASS ................................................................               N/A             N/A
   RETURN OF CAPITAL
      CLASS A ............................................................................                 0               0
      CLASS B ............................................................................                 0               0
      CLASS C ............................................................................                 0               0
      ADMINISTRATOR CLASS ................................................................               N/A             N/A
                                                                                               -------------   -------------
TOTAL DISTRIBUTION TO SHAREHOLDERS .......................................................        (3,093,139)     (1,014,335)
                                                                                               -------------   -------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS A ...................................................        75,166,164      21,097,027
   REINVESTMENT OF DISTRIBUTIONS - CLASS A ...............................................           864,026         252,999
   COST OF SHARES REDEEMED - CLASS A .....................................................       (68,711,633)     (6,283,312)
                                                                                               -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS - CLASS A          7,318,557      15,066,714
                                                                                               -------------   -------------
   PROCEEDS FROM SHARES SOLD - CLASS B ...................................................         3,547,042       6,945,320
   REINVESTMENT OF DISTRIBUTIONS - CLASS B ...............................................           273,385         114,385
   COST OF SHARES REDEEMED - CLASS B .....................................................        (2,738,062)     (1,439,317)
                                                                                               -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS - CLASS B          1,082,365       5,620,388
                                                                                               -------------   -------------
   PROCEEDS FROM SHARES SOLD - CLASS C ...................................................         4,679,213      10,142,766
   REINVESTMENT OF DISTRIBUTIONS - CLASS C ...............................................           304,929         130,912
   COST OF SHARES REDEEMED - CLASS C .....................................................        (3,410,518)     (2,856,862)
                                                                                               -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS - CLASS C          1,573,624       7,416,816
                                                                                               -------------   -------------
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS .......................................        30,672,396      22,898,156
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS ...................................         1,154,906         355,986
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS .........................................        (6,723,283)     (3,796,219)
                                                                                               -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   ADMINISTRATOR CLASS ...................................................................        25,104,019      19,457,923
                                                                                               -------------   -------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS .......................................               N/A             N/A
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS ...................................               N/A             N/A
   COST OF SHARES REEDEMED - INSTITUTIONAL CLASS .........................................               N/A             N/A
                                                                                               -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   INSTITUTIONAL CLASS ...................................................................               N/A             N/A
                                                                                               -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS ..........        35,078,565      47,561,841
                                                                                               =============   =============
NET INCREASE (DECREASE) IN NET ASSETS ....................................................        38,388,653      47,528,344
                                                                                               =============   =============
ENDING NET ASSETS ........................................................................     $ 107,715,198   $  69,326,545
                                                                                               -------------   -------------
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) .............................     $   1,000,294   $     417,894
                                                                                               =============   =============

WELLS FARGO ADVANTAGE INCOME FUNDS           STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                  INTERMEDIATE GOVERNMENT
                                                                                                        INCOME FUND
                                                                                               -----------------------------
                                                                                                     FOR THE         FOR THE
                                                                                                  YEAR ENDED      YEAR ENDED
                                                                                                MAY 31, 2005    MAY 31, 2004
----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
      BEGINNING NET ASSETS ...............................................................     $ 659,708,066   $ 783,348,783

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ..........................................................        20,714,909      22,036,904
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ...............................................        (1,868,248)      7,696,277
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ...................         7,531,341     (44,891,160)
                                                                                               -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..........................        26,378,002     (15,157,979)
                                                                                               -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:-
   NET INVESTMENT INCOME
      CLASS A ............................................................................        (6,307,745)     (8,700,444)
      CLASS B ............................................................................        (1,225,179)     (2,448,890)
      CLASS C ............................................................................          (526,903)     (1,125,650)
      ADMINISTRATOR CLASS ................................................................       (16,956,645)    (21,482,665)
      INSTITUTIONAL CLASS ................................................................               N/A             N/A
   NET REALIZED GAIN ON SALES OF INVESTMENTS
      CLASS A ............................................................................                 0               0
      CLASS B ............................................................................                 0               0
      CLASS C ............................................................................                 0               0
      ADMINISTRATOR CLASS ................................................................                 0               0
      INSTITUTIONAL CLASS ................................................................               N/A             N/A
   RETURN OF CAPITAL
      CLASS A ............................................................................                 0               0
      CLASS B ............................................................................                 0               0
      CLASS C ............................................................................                 0               0
      ADMINISTRATOR CLASS ................................................................               N/A             N/A
                                                                                               -------------   -------------
TOTAL DISTRIBUTION TO SHAREHOLDERS .......................................................       (25,016,472)    (33,757,649)
                                                                                               -------------   -------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS A ...................................................        18,417,077      58,682,082
   REINVESTMENT OF DISTRIBUTIONS - CLASS A ...............................................         4,730,432       6,375,654
   COST OF SHARES REDEEMED - CLASS A .....................................................       (74,540,014)    (55,329,924)
                                                                                               -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS - CLASS A        (51,392,505)      9,727,812
                                                                                               -------------   -------------
   PROCEEDS FROM SHARES SOLD - CLASS B ...................................................         1,075,260       3,913,573
   REINVESTMENT OF DISTRIBUTIONS - CLASS B ...............................................           887,124       1,825,216
   COST OF SHARES REDEEMED - CLASS B .....................................................       (19,681,601)    (34,475,012)
                                                                                               -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS - CLASS B        (17,719,217)    (28,736,223)
                                                                                               -------------   -------------
   PROCEEDS FROM SHARES SOLD - CLASS C ...................................................           296,399       5,675,581
   REINVESTMENT OF DISTRIBUTIONS - CLASS C ...............................................           378,500         822,920
   COST OF SHARES REDEEMED - CLASS C .....................................................        (9,383,535)    (17,144,957)
                                                                                               -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS - CLASS C         (8,708,636)    (10,646,456)
                                                                                               -------------   -------------
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS .......................................       122,273,306     100,369,065
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS ...................................         4,573,995       4,405,354
   COST OF SHARES REDEEMED  - ADMINISTRATOR CLASS ........................................      (130,237,271)   (149,844,641)
                                                                                               -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   ADMINISTRATOR CLASS ...................................................................        (3,389,970)    (45,070,222)
                                                                                               -------------   -------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS .......................................               N/A             N/A
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS ...................................               N/A             N/A
   COST OF SHARES REEDEMED - INSTITUTIONAL CLASS .........................................               N/A             N/A
                                                                                               -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
INSTITUTIONAL CLASS ......................................................................               N/A             N/A
                                                                                               -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS ..........       (81,210,328)    (74,725,089)
                                                                                               =============   =============
NET INCREASE (DECREASE) IN NET ASSETS ....................................................       (79,848,798)   (123,640,717)
                                                                                               =============   =============
ENDING NET ASSETS ........................................................................     $ 579,859,268   $ 659,708,066
                                                                                               =============   =============
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) .............................     $  (1,301,964)  $  (3,038,670)
                                                                                               =============   =============

STATEMENTS OF CHANGES IN NET ASSETS           WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

                                                                                                    SHORT DURATION
                                                                                                 GOVERNMENT BOND FUND
                                                                                    -----------------------------------------------
                                                                                                                            FOR THE
                                                                                          FOR THE          FOR THE       YEAR ENDED
                                                                                       YEAR ENDED     PERIOD ENDED         JUNE 30,
                                                                                     MAY 31, 2005     MAY 31, 2004          2003(1)
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
      BEGINNING NET ASSETS ......................................................   $ 523,389,686    $ 611,387,559    $ 455,681,826

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) .................................................      11,634,269       10,149,813       17,393,116
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ......................................      (3,661,229)      (1,193,389)      10,980,750
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ..........       1,036,725       (6,244,640)        (827,730)
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .................       9,009,765        2,711,784       27,546,136
                                                                                    -------------    -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:-
   NET INVESTMENT INCOME
      CLASS A ...................................................................      (1,624,709)        (886,308)        (609,609)
      CLASS B ...................................................................        (281,961)         (85,063)         (28,868)
      CLASS C ...................................................................        (572,750)        (356,312)        (135,789)
      ADMINISTRATOR CLASS .......................................................     (11,765,845)      (8,579,134)     (20,621,000)
      INSTITUTIONAL CLASS .......................................................             (51)             N/A              N/A
   NET REALIZED GAIN ON SALES OF INVESTMENTS
      CLASS A ...................................................................               0         (162,033)         (79,795)
      CLASS B ...................................................................               0          (28,636)          (2,235)
      CLASS C ...................................................................               0         (118,085)          (8,846)
      ADMINISTRATOR CLASS .......................................................               0       (1,343,870)      (4,226,650)
      INSTITUTIONAL CLASS .......................................................               0              N/A              N/A
   RETURN OF CAPITAL
      CLASS A ...................................................................               0                0                0
      CLASS B ...................................................................               0                0                0
      CLASS C ...................................................................               0                0                0
      ADMINISTRATOR CLASS .......................................................               0                0                0
                                                                                    -------------    -------------    -------------
TOTAL DISTRIBUTION TO SHAREHOLDERS ..............................................     (14,245,316)     (11,559,441)     (25,712,792)
                                                                                    -------------    -------------    -------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS A ..........................................      83,255,392       44,883,353       63,177,154
   REINVESTMENT OF DISTRIBUTIONS - CLASS A ......................................       1,226,553          814,806           87,903
   COST OF SHARES REDEEMED - CLASS A ............................................     (39,054,651)     (53,316,492)     (13,439,561)
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
      CLASS A                                                                          45,427,294       (7,618,333)      49,825,496
                                                                                    -------------    -------------    -------------
   PROCEEDS FROM SHARES SOLD - CLASS B ..........................................      21,722,632        6,693,888        5,879,687
   REINVESTMENT OF DISTRIBUTIONS - CLASS B ......................................         227,608           98,248            6,061
   COST OF SHARES REDEEMED - CLASS B ............................................      (3,760,413)      (2,514,346)        (304,219)
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   CLASS B                                                                             18,189,827        4,277,790        5,581,529
                                                                                    -------------    -------------    -------------
   PROCEEDS FROM SHARES SOLD - CLASS C ..........................................       2,045,754       17,222,671       35,308,682
   REINVESTMENT OF DISTRIBUTIONS - CLASS C ......................................         476,309          390,349           30,673
   COST OF SHARES REDEEMED - CLASS C ............................................     (17,095,502)     (15,477,538)      (2,484,161)
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
      CLASS C                                                                         (14,573,439)       2,135,482       32,855,194
                                                                                    -------------    -------------    -------------
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS ..............................     222,157,158      173,824,854      460,909,306
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS ..........................      10,109,832        9,145,514        1,204,831
   COST OF SHARES REDEEMED  - ADMINISTRATOR CLASS ...............................    (214,443,360)    (260,915,523)    (396,503,967)
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   ADMINISTRATOR CLASS ..........................................................      17,823,630      (77,945,155)      65,610,170
                                                                                    -------------    -------------    -------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS ..............................          10,000              N/A              N/A
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS ..........................              51              N/A              N/A
   COST OF SHARES REEDEMED - INSTITUTIONAL CLASS ................................               0              N/A              N/A
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
INSTITUTIONAL CLASS .............................................................          10,051              N/A              N/A
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS .      66,877,363      (79,150,216)     153,872,389
                                                                                    =============    =============    =============
NET INCREASE (DECREASE) IN NET ASSETS ...........................................      61,641,812      (87,997,873)     155,705,733
                                                                                    =============    =============    =============
ENDING NET ASSETS ...............................................................   $ 585,031,498    $ 523,389,686    $ 611,387,559
                                                                                    =============    =============    =============
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ....................   $     (38,948)   $     193,610    $     (49,386)
                                                                                    =============    =============    =============

                                                                                                   STABLE INCOME FUND(2)
                                                                                               -----------------------------
                                                                                                     FOR THE         FOR THE
                                                                                                  YEAR ENDED      YEAR ENDED
                                                                                                MAY 31, 2005    MAY 31, 2004
----------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
      BEGINNING NET ASSETS ...............................................................     $ 784,495,062   $ 715,064,976

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ..........................................................        10,291,557      14,716,683
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ...............................................        (1,159,777)     (1,879,851)
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ...................         2,857,407      (6,426,135)
                                                                                               -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..........................        11,989,187       6,410,697
                                                                                               -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:-
   NET INVESTMENT INCOME
      CLASS A ............................................................................        (1,626,454)     (2,648,080)
      CLASS B ............................................................................          (160,285)       (289,271)
      CLASS C ............................................................................           (54,451)        (56,255)
      ADMINISTRATOR CLASS ................................................................        (7,371,544)    (10,702,969)
      INSTITUTIONAL CLASS ................................................................               N/A             N/A
   NET REALIZED GAIN ON SALES OF INVESTMENTS
      CLASS A ............................................................................                 0               0
      CLASS B ............................................................................                 0               0
      CLASS C ............................................................................                 0               0
      ADMINISTRATOR CLASS ................................................................                 0               0
      INSTITUTIONAL CLASS ................................................................               N/A             N/A
   RETURN OF CAPITAL
      CLASS A ............................................................................                 0        (193,596)
      CLASS B ............................................................................                 0         (43,311)
      CLASS C ............................................................................                 0          (9,825)
      ADMINISTRATOR CLASS ................................................................                 0        (667,499)
                                                                                               -------------   -------------
TOTAL DISTRIBUTION TO SHAREHOLDERS .......................................................        (9,212,734)    (14,610,806)
                                                                                               -------------   -------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS A ...................................................       101,726,465     135,070,784
   REINVESTMENT OF DISTRIBUTIONS - CLASS A ...............................................         1,360,412       2,307,477
   COST OF SHARES REDEEMED - CLASS A .....................................................      (186,738,587)   (144,366,278)
                                                                                               -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS - CLASS A        (83,651,710)     (6,988,017)
                                                                                               -------------   -------------
   PROCEEDS FROM SHARES SOLD - CLASS B ...................................................         2,480,224       9,488,597
   REINVESTMENT OF DISTRIBUTIONS - CLASS B ...............................................           143,199         298,579
   COST OF SHARES REDEEMED - CLASS B .....................................................       (17,339,189)    (21,832,554)
                                                                                               -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -  CLASS B       (14,715,766)    (12,045,378)
                                                                                               -------------   -------------
   PROCEEDS FROM SHARES SOLD - CLASS C ...................................................         1,701,703      17,481,617
   REINVESTMENT OF DISTRIBUTIONS - CLASS C ...............................................            49,550          59,225
   COST OF SHARES REDEEMED - CLASS C .....................................................        (6,883,774)     (5,245,872)
                                                                                               -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS - CLASS C         (5,132,521)     12,294,970
                                                                                               -------------   -------------
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS .......................................       207,316,379     643,439,339
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS ...................................         4,290,088       5,957,306
   COST OF SHARES REDEEMED  - ADMINISTRATOR CLASS ........................................      (427,642,406)   (565,028,025)
                                                                                               -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   ADMINISTRATOR CLASS ...................................................................      (216,035,939)     84,368,620
                                                                                               -------------   -------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS .......................................               N/A             N/A
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS ...................................               N/A             N/A
   COST OF SHARES REEDEMED - INSTITUTIONAL CLASS .........................................               N/A             N/A
                                                                                               -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   INSTITUTIONAL CLASS .............................................                                     N/A             N/A
                                                                                               -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS ..........      (319,535,936)     77,630,195
                                                                                               =============   =============
NET INCREASE (DECREASE) IN NET ASSETS ....................................................      (316,759,483)     69,430,086
                                                                                               =============   =============
ENDING NET ASSETS ........................................................................     $ 467,735,579   $ 784,495,062
                                                                                               =============   =============
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) .............................     $     488,990   $           0
                                                                                               =============   =============

WELLS FARGO ADVANTAGE INCOME FUNDS           STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                 STRATEGIC INCOME FUND
                                                                                   -------------------------------------------------
                                                                                                         FOR THE            FOR THE
                                                                                         FOR THE      YEAR ENDED         YEAR ENDED
                                                                                    PERIOD ENDED         OCTOBER            OCTOBER
                                                                                    MAY 31, 2005        31, 2004           31, 2003
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
      BEGINNING NET ASSETS .....................................................   $  28,696,705   $  25,528,315       $ 16,939,847

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ................................................         915,495       1,678,792          1,452,014
   NET REALIZED GAIN (LOSS) ON INVESTMENTS .....................................         859,069       1,458,165            587,267
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS .........      (1,373,580)       (121,717)         4,449,480
                                                                                   -------------   -------------       ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ................         400,984       3,015,240          6,488,761
                                                                                   -------------   -------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
      CLASS A ..................................................................        (489,066)       (826,616)          (651,595)
      CLASS B ..................................................................        (304,693)       (543,945)          (406,123)
      CLASS C ..................................................................        (131,969)       (311,074)          (372,313)
      CLASS Z ..................................................................             N/A             N/A                N/A
      ADMINISTRATOR CLASS ......................................................             N/A             N/A                N/A
      INSTITUTIONAL CLASS ......................................................             N/A             N/A                N/A
   NET REALIZED GAIN ON SALES OF INVESTMENTS
      CLASS A ..................................................................               0               0                  0
      CLASS B ..................................................................               0               0                  0
      CLASS C ..................................................................               0               0                  0
      ADMINISTRATOR CLASS ......................................................             N/A             N/A                N/A
      INSTITUTIONAL CLASS ......................................................             N/A             N/A                N/A
   RETURN OF CAPITAL
      CLASS A ..................................................................               0               0                  0
      CLASS B ..................................................................               0               0                  0
      CLASS C ..................................................................               0               0                  0
      ADMINISTRATOR CLASS ......................................................             N/A             N/A                N/A
                                                                                   -------------   -------------       ------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ............................................        (925,728)     (1,681,635)        (1,430,031)
                                                                                   -------------   -------------       ------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS A .........................................       3,960,827       4,817,413          4,907,690
   REINVESTMENT OF DISTRIBUTIONS - CLASS A .....................................         516,555         754,775            601,225
   COST OF SHARES REDEEMED - CLASS A ...........................................      (4,762,116)     (3,304,856)        (4,383,733)
                                                                                   -------------   -------------       ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS
      - CLASS A ................................................................        (284,734)      2,267,332          1,125,182
                                                                                   -------------   -------------       ------------
   PROCEEDS FROM SHARES SOLD - CLASS B .........................................         924,054       2,326,689          3,203,609
   REINVESTMENT OF DISTRIBUTIONS - CLASS B .....................................         250,179         363,231            253,451
   COST OF SHARES REDEEMED - CLASS B ...........................................        (978,845)     (1,660,133)          (732,646)
                                                                                   -------------   -------------       ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS
      - CLASS B ................................................................         195,388       1,029,787          2,724,414
                                                                                   -------------   -------------       ------------
   PROCEEDS FROM SHARES SOLD - CLASS C .........................................         201,815         631,108          2,159,703
   REINVESTMENT OF DISTRIBUTIONS - CLASS C .....................................         128,063         235,456            250,257
   COST OF SHARES REDEEMED - CLASS C ...........................................      (1,274,256)     (2,328,898)        (2,729,818)
                                                                                   -------------   -------------       ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS
      - CLASS C ................................................................        (944,378)     (1,462,334)          (319,858)
                                                                                   -------------   -------------       ------------
   PROCEEDS FROM SHARES SOLD - CLASS Z .........................................             N/A             N/A                N/A
   REINVESTMENT OF DISTRIBUTIONS - CLASS Z .....................................             N/A             N/A                N/A
   COST OF SHARES REDEEMED - CLASS Z ...........................................             N/A             N/A                N/A
                                                                                   -------------   -------------       ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS
      - CLASS Z ................................................................             N/A             N/A                N/A
                                                                                   -------------   -------------       ------------
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS .............................             N/A             N/A                N/A
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS .........................             N/A             N/A                N/A
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS ...............................             N/A             N/A                N/A
                                                                                   -------------   -------------       ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS
   - ADMINISTRATOR CLASS .......................................................             N/A             N/A                N/A
                                                                                   -------------   -------------       ------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS .............................             N/A             N/A                N/A
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS .........................             N/A             N/A                N/A
   COST OF SHARES REEDEMED - INSTITUTIONAL CLASS ...............................             N/A             N/A                N/A
                                                                                   -------------   -------------       ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS
   - INSTITUTIONAL CLASS .......................................................             N/A             N/A                N/A
                                                                                   -------------   -------------       ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS      (1,033,724)       1,834,785          3,529,738
                                                                                   =============   =============       ============
NET INCREASE (DECREASE) IN NET ASSETS ..........................................      (1,558,468)      3,168,390          8,588,468
                                                                                   =============   =============       ============
ENDING NET ASSETS ..............................................................   $  27,138,237   $  28,696,705       $ 25,528,315
                                                                                   =============   =============       ============
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ...................   $      (2,013)  $       1,256       $      4,100
                                                                                   =============   =============       ============

(1) "PROCEEDS FROM SHARES SOLD" INCLUDE AMOUNTS RELATED TO FUND MERGERS AND SHARE CLASS CONVERSIONS. SEE NOTE 1.

(2)   THE FUND'S CLASS C COMMENCED OPERATIONS ON JUNE 30, 2003.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS           WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

                                                                                                TOTAL RETURN BOND FUND
                                                                                   ------------------------------------------------
                                                                                                                            FOR THE
                                                                                           FOR THE         FOR THE       YEAR ENDED
                                                                                        YEAR ENDED    PERIOD ENDED         JUNE 30,
                                                                                      MAY 31, 2005    MAY 31, 2004          2003(1)
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
      BEGINNING NET ASSETS .....................................................   $   312,834,242   $ 153,249,760    $  39,272,699

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ................................................        19,443,156       7,036,745        3,484,173
   NET REALIZED GAIN (LOSS) ON INVESTMENTS .....................................         4,035,385      (2,138,426)       3,395,382
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS .........        12,218,749      (4,569,471)       1,017,040
                                                                                   ---------------   -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ................        35,697,290         328,848        7,896,595
                                                                                   ---------------   -------------    -------------
Distributions to shareholders from:
   NET INVESTMENT INCOME
      CLASS A ..................................................................        (1,814,906)       (777,373)         (28,294)
      CLASS B ..................................................................          (286,985)       (134,637)         (19,898)
      CLASS C ..................................................................          (174,748)       (127,004)         (27,708)
      CLASS Z ..................................................................          (146,176)            N/A              N/A
      ADMINISTRATOR CLASS ......................................................       (13,063,580)     (4,370,060)      (2,479,910)
      INSTITUTIONAL CLASS ......................................................        (4,603,653)     (1,618,335)      (1,307,588)
   NET REALIZED GAIN ON SALES OF INVESTMENTS
      CLASS A ..................................................................           (86,029)       (312,169)          (6,424)
      CLASS B ..................................................................           (16,638)        (66,633)          (8,086)
      CLASS C ..................................................................           (12,709)        (64,837)         (11,188)
      ADMINISTRATOR CLASS ......................................................          (769,437)     (1,345,720)        (287,266)
      INSTITUTIONAL CLASS ......................................................          (247,798)       (514,514)        (126,747)
   RETURN OF CAPITAL
      CLASS A ..................................................................                 0               0                0
      CLASS B ..................................................................                 0               0                0
      CLASS C ..................................................................                 0               0                0
      ADMINISTRATOR CLASS ......................................................                 0               0                0
                                                                                   ---------------   -------------    -------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ............................................       (21,222,659)     (9,331,282)      (4,044,569)
                                                                                   ---------------   -------------    -------------
Capital shares transactions:
   PROCEEDS FROM SHARES SOLD - CLASS A .........................................       110,647,919      49,441,043        3,874,071
   REINVESTMENT OF DISTRIBUTIONS - CLASS A .....................................         1,305,848       1,035,368            4,319
   COST OF SHARES REDEEMED - CLASS A ...........................................       (76,848,263)     (6,400,857)      (1,320,871)
                                                                                   ---------------   -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS
   CLASS A .....................................................................        35,105,504      44,075,554        2,557,519
                                                                                   ---------------   -------------    -------------
   PROCEEDS FROM SHARES SOLD - CLASS B .........................................        22,594,808       5,660,397        3,819,338
   REINVESTMENT OF DISTRIBUTIONS - CLASS B .....................................           252,614         166,495            3,774
   COST OF SHARES REDEEMED - CLASS B ...........................................        (3,016,981)     (1,444,324)         (69,142)
                                                                                   ---------------   -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS
      - CLASS B ................................................................        19,830,441       4,382,568        3,753,970
                                                                                   ---------------   -------------    -------------
   PROCEEDS FROM SHARES SOLD - CLASS C .........................................         5,615,023       5,165,683        4,599,188
   REINVESTMENT OF DISTRIBUTIONS - CLASS C .....................................           166,732         173,260            7,024
   COST OF SHARES REDEEMED - CLASS C ...........................................        (2,369,488)     (3,294,510)        (250,846)
                                                                                   ---------------   -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS
      - CLASS C ................................................................         3,412,267       2,044,433        4,355,366
                                                                                   ---------------   -------------    -------------
   PROCEEDS FROM SHARES SOLD - CLASS Z .........................................        28,813,968             N/A              N/A
   REINVESTMENT OF DISTRIBUTIONS - CLASS Z .....................................           142,589             N/A              N/A
   COST OF SHARES REDEEMED - CLASS Z ...........................................        (1,785,819)            N/A              N/A
                                                                                   ---------------   -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS
      - CLASS Z ................................................................        27,170,738             N/A              N/A
                                                                                   ---------------   -------------    -------------
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS .............................       928,820,960     227,021,213       75,703,969
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS .........................        12,104,332       5,282,170          266,138
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS ...............................      (428,858,336)   (115,759,964)     (26,107,607)
                                                                                   ---------------   -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS
   ADMINISTRATOR CLASS .........................................................       512,066,956     116,543,419       49,862,500
                                                                                   ---------------   -------------    -------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS .............................       220,670,592       9,490,823       55,173,407
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS .........................         4,684,190       2,132,180          134,838
   COST OF SHARES REEDEMED - INSTITUTIONAL CLASS ...............................       (30,005,478)    (10,082,061)      (5,463,025)
                                                                                   ---------------   -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS
   INSTITUTIONAL CLASS .........................................................       195,349,304       1,540,942       49,845,220
                                                                                   ---------------   -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS        792,935,210     168,586,916      110,374,575
                                                                                   ===============   =============    =============
NET INCREASE (DECREASE) IN NET ASSETS ..........................................       807,409,841     159,584,482      113,977,061
                                                                                   ===============   =============    =============
ENDING NET ASSETS ..............................................................   $ 1,120,244,083   $ 312,834,242    $ 153,249,760
                                                                                   ===============   =============    =============
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ...................   $        89,342   $       7,781    $      (1,555)
                                                                                   ===============   =============    =============

                                                                                            ULTRA-SHORT DURATION BOND FUND
                                                                                   ------------------------------------------------
                                                                                                           FOR THE          FOR THE
                                                                                           FOR THE      YEAR ENDED       YEAR ENDED
                                                                                      PERIOD ENDED         OCTOBER          OCTOBER
                                                                                      MAY 31, 2005        31, 2004         31, 2003
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
      BEGINNING NET ASSETS .....................................................   $    55,046,784   $  88,469,686    $  74,789,937

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ................................................           631,724         917,598        1,303,707
   NET REALIZED GAIN (LOSS) ON INVESTMENTS .....................................            43,940         313,645            9,135
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS .........          (240,466)       (533,725)         436,742
                                                                                   ---------------   -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ................           435,198         697,518        1,749,584
                                                                                   ---------------   -------------    -------------
Distributions to shareholders from:
   NET INVESTMENT INCOME
      CLASS A ..................................................................          (294,998)       (569,578)        (860,903)
      CLASS B ..................................................................          (120,644)       (198,266)        (325,175)
      CLASS C ..................................................................          (100,308)       (221,764)        (287,003)
      CLASS Z ..................................................................          (251,097)       (503,941)        (962,993)
      ADMINISTRATOR CLASS ......................................................               N/A             N/A              N/A
      INSTITUTIONAL CLASS ......................................................               N/A             N/A              N/A
   NET REALIZED GAIN ON SALES OF INVESTMENTS
      CLASS A ..................................................................                 0               0                0
      CLASS B ..................................................................                 0               0                0
      CLASS C ..................................................................                 0               0                0
      ADMINISTRATOR CLASS ......................................................               N/A             N/A              N/A
      INSTITUTIONAL CLASS ......................................................               N/A             N/A              N/A
   RETURN OF CAPITAL
      CLASS A ..................................................................                 0               0                0
      CLASS B ..................................................................                 0               0                0
      CLASS C ..................................................................                 0               0                0
      ADMINISTRATOR CLASS ......................................................               N/A             N/A              N/A
                                                                                   ---------------   -------------    -------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ............................................          (767,047)     (1,493,549)      (2,436,074)
                                                                                   ---------------   -------------    -------------
Capital shares transactions:
   PROCEEDS FROM SHARES SOLD - CLASS A .........................................         1,891,497       4,679,036       30,922,138
   REINVESTMENT OF DISTRIBUTIONS - CLASS A .....................................           322,590         569,114          772,222
   COST OF SHARES REDEEMED - CLASS A ...........................................        (6,015,277)    (17,610,055)     (22,186,511)
                                                                                   ---------------   -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS
      - CLASS A ................................................................        (3,801,190)    (12,361,905)       9,507,849
                                                                                   ---------------   -------------    -------------
   PROCEEDS FROM SHARES SOLD - CLASS B .........................................           376,412       1,575,350        8,454,707
   REINVESTMENT OF DISTRIBUTIONS - CLASS B .....................................           108,613         152,697          244,107
   COST OF SHARES REDEEMED - CLASS B ...........................................        (2,107,175)     (5,156,873)      (8,191,446)
                                                                                   ---------------   -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS
      - CLASS B ................................................................        (1,622,150)     (3,428,826)         507,368
                                                                                   ---------------   -------------    -------------
   PROCEEDS FROM SHARES SOLD - CLASS C .........................................           667,554       2,833,230       13,465,870
   REINVESTMENT OF DISTRIBUTIONS - CLASS C .....................................            82,165         148,031          170,533
   COST OF SHARES REDEEMED - CLASS C ...........................................        (4,254,535)     (8,927,040)      (6,317,024)
                                                                                   ---------------   -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS
      - CLASS C ................................................................        (3,504,816)     (5,945,779)       7,319,379
                                                                                   ---------------   -------------    -------------
   PROCEEDS FROM SHARES SOLD - CLASS Z .........................................           498,156       1,960,209       15,049,268
   REINVESTMENT OF DISTRIBUTIONS - CLASS Z .....................................           271,761         512,982          874,220
   COST OF SHARES REDEEMED - CLASS Z ...........................................        (3,612,416)    (13,363,552)     (18,891,845)
                                                                                   ---------------   -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS
      - CLASS Z ................................................................        (2,842,499)    (10,890,361)      (2,968,357)
                                                                                   ---------------   -------------    -------------
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS .............................               N/A             N/A              N/A
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS .........................               N/A             N/A              N/A
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS ...............................               N/A             N/A              N/A
                                                                                   ---------------   -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS
   - ADMINISTRATOR CLASS .......................................................               N/A             N/A              N/A
                                                                                   ---------------   -------------    -------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS .............................               N/A             N/A              N/A
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS .........................               N/A             N/A              N/A
   COST OF SHARES REEDEMED - INSTITUTIONAL CLASS ...............................               N/A             N/A              N/A
                                                                                   ---------------   -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS
   - INSTITUTIONAL CLASS .........................................................             N/A             N/A              N/A
                                                                                   ---------------   -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS        (11,770,655)    (32,626,871)      14,366,239
                                                                                   ===============   =============    =============
NET INCREASE (DECREASE) IN NET ASSETS ..........................................       (12,102,504)    (33,422,902)      13,679,749
                                                                                   ===============   =============    =============
ENDING NET ASSETS ..............................................................   $    42,944,280   $  55,046,784    $  88,469,686
                                                                                   ===============   =============    =============
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ...................   $             0   $       5,464    $         879
                                                                                   ===============   =============    =============

WELLS FARGO ADVANTAGE INCOME FUNDS                          FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                          NET REALIZED
                                                BEGINNING          NET             AND  DISTRIBUTIONS    DISTRIBUTIONS
                                                NET ASSET   INVESTMENT      UNREALIZED      FROM NET          FROM NET
                                                VALUE PER       INCOME  GAIN (LOSS) ON    INVESTMENT          REALIZED
                                                    SHARE       (LOSS)     INVESTMENTS        INCOME             GAINS
----------------------------------------------------------------------------------------------------------------------
DIVERSIFIED BOND FUND
----------------------------------------------------------------------------------------------------------------------
ADMINISTRATOR CLASS
JUNE 1, 2004 TO MAY 31, 2005 ...............    $   25.58         0.92            0.39         (0.92)            (0.15)
JUNE 1, 2003 TO MAY 31, 2004 ...............    $   26.57         0.96           (0.93)        (0.98)            (0.04)
JUNE 1, 2002 TO MAY 31, 2003 ...............    $   25.63         1.06            0.97         (1.05)            (0.04)
JUNE 1, 2001 TO MAY 31, 2002 ...............    $   25.68         1.21            0.16         (1.20)            (0.22)
JUNE 1, 2000 TO MAY 31, 2001 ...............    $   25.22         1.43            1.44         (2.41)             0.00

HIGH YIELD BOND FUND
----------------------------------------------------------------------------------------------------------------------
CLASS A
JUNE 1, 2004 TO MAY 31, 2005 ...............    $   10.45         0.76           (0.04)        (0.77)            (0.19)
JUNE 1, 2003 TO MAY 31, 2004 ...............    $   10.28         0.75            0.18         (0.74)            (0.02)
NOVEMBER 29, 2002(4) TO MAY 31, 2003  ......    $   10.00         0.26            0.27         (0.25)             0.00

CLASS B
JUNE 1, 2004 TO MAY 31, 2005 ...............    $   10.45         0.68           (0.04)        (0.69)            (0.19)
JUNE 1, 2003 TO MAY 31, 2004 ...............    $   10.28         0.67            0.18         (0.66)            (0.02)
NOVEMBER 29, 2002(4) TO MAY 31, 2003  ......    $   10.00         0.22            0.28         (0.22)             0.00

CLASS C
JUNE 1, 2004 TO MAY 31, 2005 ...............    $   10.46         0.68           (0.04)        (0.69)            (0.19)
JUNE 1, 2003 TO MAY 31, 2004 ...............    $   10.29         0.67            0.18         (0.66)            (0.02)
NOVEMBER 29, 2002(4) TO MAY 31, 2003  ......    $   10.00         0.22            0.29         (0.22)             0.00

INCOME PLUS FUND
----------------------------------------------------------------------------------------------------------------------
CLASS A
JUNE 1, 2004 TO MAY 31, 2005 ...............    $   10.84         0.57            0.20         (0.62)             0.00
JUNE 1, 2003 TO MAY 31, 2004 ...............    $   11.31         0.55           (0.39)        (0.63)             0.00
JUNE 1, 2002 TO MAY 31, 2003 ...............    $   10.81         0.59            0.61         (0.70)             0.00
JUNE 1, 2001 TO MAY 31, 2002 ...............    $   10.80         0.66            0.02         (0.67)             0.00
JUNE 1, 2000 TO MAY 31, 2001 ...............    $   10.60         0.72            0.31         (0.83)             0.00

CLASS B
JUNE 1, 2004 TO MAY 31, 2005 ...............    $   10.84         0.46            0.23         (0.54)             0.00
JUNE 1, 2003 TO MAY 31, 2004 ...............    $   11.31         0.45           (0.37)        (0.55)             0.00
JUNE 1, 2002 TO MAY 31, 2003 ...............    $   10.82         0.50            0.60         (0.61)             0.00
JUNE 1, 2001 TO MAY 31, 2002 ...............    $   10.80         0.58            0.03         (0.59)             0.00
JUNE 1, 2000 TO MAY 31, 2001 ...............    $   10.61         0.65            0.29         (0.75)             0.00

CLASS C
JUNE 1, 2004 TO MAY 31, 2005 ...............    $   10.84         0.51            0.18         (0.54)             0.00
JUNE 1, 2003 TO MAY 31, 2004 ...............    $   11.31         0.44           (0.36)        (0.55)             0.00
JUNE 1, 2002 TO MAY 31, 2003 ...............    $   10.82         0.52            0.58         (0.61)             0.00
JUNE 1, 2001 TO MAY 31, 2002 ...............    $   10.80         0.58            0.03         (0.59)             0.00
JUNE 1, 2000 TO MAY 31, 2001 ...............    $   10.61         0.65            0.29         (0.75)             0.00

INFLATION PROTECTED BOND FUND
----------------------------------------------------------------------------------------------------------------------
CLASS A
JUNE 1, 2004 TO MAY 31, 2005 ...............    $   10.04         0.37            0.43         (0.33)            (0.06)
JUNE 1, 2003 TO MAY 31, 2004 ...............    $   10.14         0.29           (0.13)        (0.23)            (0.03)
FEBRUARY 28, 2003(4) TO MAY 31, 2003  ......    $   10.00         0.15            0.14         (0.15)             0.00

CLASS B
JUNE 1, 2004 TO MAY 31, 2005 ...............    $   10.03         0.31            0.40         (0.26)            (0.06)
JUNE 1, 2003 TO MAY 31, 2004 ...............    $   10.13         0.20           (0.12)        (0.15)            (0.03)
FEBRUARY 28, 2003(4) TO MAY 31, 2003.           $   10.00         0.13            0.13         (0.13)             0.00

CLASS C
JUNE 1, 2004 TO MAY 31, 2005 ...............    $   10.04         0.31            0.40         (0.26)            (0.06)
JUNE 1, 2003 TO MAY 31, 2004 ...............    $   10.13         0.21           (0.12)        (0.15)            (0.03)
FEBRUARY 28, 2003(4) TO MAY 31, 2003  ......    $   10.00         0.13            0.13         (0.13)             0.00

ADMINISTRATOR CLASS
JUNE 1, 2004 TO MAY 31, 2005 ...............    $   10.03         0.39            0.43         (0.36)            (0.06)
JUNE 1, 2003 TO MAY 31, 2004 ...............    $   10.13         0.30           (0.12)        (0.25)            (0.03)
FEBRUARY 28, 2003(4) TO MAY 31, 2003  ......    $   10.00         0.16            0.13         (0.16)             0.00

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS                          WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

                                                                ENDING
                                                             NET ASSET
                                                RETURN OF    VALUE PER
                                                  CAPITAL        SHARE
----------------------------------------------------------------------

DIVERSIFIED BOND FUND
----------------------------------------------------------------------
ADMINISTRATOR CLASS
JUNE 1, 2004 TO MAY 31, 2005 ...............         0.00    $   25.82
JUNE 1, 2003 TO MAY 31, 2004 ...............         0.00    $   25.58
JUNE 1, 2002 TO MAY 31, 2003 ...............         0.00    $   26.57
JUNE 1, 2001 TO MAY 31, 2002 ...............         0.00    $   25.63
JUNE 1, 2000 TO MAY 31, 2001 ...............         0.00    $   25.68

HIGH YIELD BOND FUND
----------------------------------------------------------------------
CLASS A
JUNE 1, 2004 TO MAY 31, 2005 ...............         0.00    $   10.21
JUNE 1, 2003 TO MAY 31, 2004 ...............         0.00    $   10.45
NOVEMBER 29, 2002(4) TO MAY 31, 2003 .......         0.00    $   10.28

CLASS B
JUNE 1, 2004 TO MAY 31, 2005 ...............         0.00    $   10.21
JUNE 1, 2003 TO MAY 31, 2004 ...............         0.00    $   10.45
NOVEMBER 29, 2002(4) TO MAY 31, 2003 .......         0.00    $   10.28

CLASS C
JUNE 1, 2004 TO MAY 31, 2005 ...............         0.00    $   10.22
JUNE 1, 2003 TO MAY 31, 2004 ...............         0.00    $   10.46
NOVEMBER 29, 2002(4) TO MAY 31, 2003 .......         0.00    $   10.29

INCOME PLUS FUND
----------------------------------------------------------------------
CLASS A
JUNE 1, 2004 TO MAY 31, 2005 ...............         0.00    $   10.99
JUNE 1, 2003 TO MAY 31, 2004 ...............         0.00    $   10.84
JUNE 1, 2002 TO MAY 31, 2003 ...............         0.00    $   11.31
JUNE 1, 2001 TO MAY 31, 2002 ...............         0.00    $   10.81
JUNE 1, 2000 TO MAY 31, 2001 ...............         0.00    $   10.80

CLASS B
JUNE 1, 2004 TO MAY 31, 2005 ...............         0.00    $   10.99
JUNE 1, 2003 TO MAY 31, 2004 ...............         0.00    $   10.84
JUNE 1, 2002 TO MAY 31, 2003 ...............         0.00    $   11.31
JUNE 1, 2001 TO MAY 31, 2002 ...............         0.00    $   10.82
JUNE 1, 2000 TO MAY 31, 2001 ...............         0.00    $   10.80

CLASS C
JUNE 1, 2004 TO MAY 31, 2005 ...............         0.00    $   10.99
JUNE 1, 2003 TO MAY 31, 2004 ...............         0.00    $   10.84
JUNE 1, 2002 TO MAY 31, 2003 ...............         0.00    $   11.31
JUNE 1, 2001 TO MAY 31, 2002 ...............         0.00    $   10.82
JUNE 1, 2000 TO MAY 31, 2001 ...............         0.00    $   10.80

INFLATION PROTECTED BOND FUND
----------------------------------------------------------------------
CLASS A
JUNE 1, 2004 TO MAY 31, 2005 ...............         0.00    $   10.45
JUNE 1, 2003 TO MAY 31, 2004 ...............         0.00    $   10.04
FEBRUARY 28, 2003(4) TO MAY 31, 2003 .......         0.00    $   10.14

CLASS B
JUNE 1, 2004 TO MAY 31, 2005 ...............         0.00    $   10.42
JUNE 1, 2003 TO MAY 31, 2004 ...............         0.00    $   10.03
FEBRUARY 28, 2003(4) TO MAY 31, 2003 .......         0.00    $   10.13

CLASS C
JUNE 1, 2004 TO MAY 31, 2005 ...............         0.00    $   10.43
JUNE 1, 2003 TO MAY 31, 2004 ...............         0.00    $   10.04
FEBRUARY 28, 2003(4) TO MAY 31, 2003 .......         0.00    $   10.13

ADMINISTRATOR CLASS
JUNE 1, 2004 TO MAY 31, 2005 ...............         0.00    $   10.43
JUNE 1, 2003 TO MAY 31, 2004 ...............         0.00    $   10.03
FEBRUARY 28, 2003(4) TO MAY 31, 2003 .......         0.00    $   10.13

                                                           RATIO TO AVERAGE NET ASSETS (ANNUALIZED)(1)
                                               --------------------------------------------------------------------
                                               NET INVESTMENT            GROSS           EXPENSES               NET
                                                INCOME (LOSS)         EXPENSES             WAIVED          EXPENSES
-------------------------------------------------------------------------------------------------------------------
DIVERSIFIED BOND FUND
-------------------------------------------------------------------------------------------------------------------
ADMINISTRATOR CLASS
JUNE 1, 2004 TO MAY 31, 2005 ...............             3.53%            0.91%(5)(12)      (0.21)%(5)         0.70%(5)
JUNE 1, 2003 TO MAY 31, 2004 ...............             3.65%            0.86%(5)          (0.16)%(5)         0.70%(5)
JUNE 1, 2002 TO MAY 31, 2003 ...............             4.08%            0.89%(5)          (0.19)%(5)         0.70%(5)
JUNE 1, 2001 TO MAY 31, 2002 ...............             4.74%            0.87%(5)          (0.17)%(5)         0.70%(5)
JUNE 1, 2000 TO MAY 31, 2001 ...............             5.75%            0.83%(5)          (0.13)%(5)         0.70%(5)

HIGH YIELD BOND FUND
-------------------------------------------------------------------------------------------------------------------
CLASS A
JUNE 1, 2004 TO MAY 31, 2005 ...............             7.17%            1.24%             (0.09)%            1.15%
JUNE 1, 2003 TO MAY 31, 2004 ...............             7.08%            1.24%             (0.09)%            1.15%
NOVEMBER 29, 2002(4) TO MAY 31, 2003 .......             5.86%            1.32%             (0.17)%            1.15%

CLASS B
JUNE 1, 2004 TO MAY 31, 2005 ...............             6.44%            1.99%             (0.09)%            1.90%
JUNE 1, 2003 TO MAY 31, 2004 ...............             6.35%            1.99%             (0.09)%            1.90%
NOVEMBER 29, 2002(4) TO MAY 31, 2003 .......             6.49%            2.13%             (0.23)%            1.90%

CLASS C
JUNE 1, 2004 TO MAY 31, 2005 ...............             6.43%            1.99%             (0.09)%            1.90%
JUNE 1, 2003 TO MAY 31, 2004 ...............             6.34%            1.99%             (0.09)%            1.90%
NOVEMBER 29, 2002(4) TO MAY 31, 2003 .......             6.53%            2.15%             (0.25)%            1.90%

INCOME PLUS FUND
-------------------------------------------------------------------------------------------------------------------
CLASS A
JUNE 1, 2004 TO MAY 31, 2005 ...............             5.48%            1.25%             (0.67)%            0.58%
JUNE 1, 2003 TO MAY 31, 2004 ...............             4.92%            1.31%             (0.63)%            0.68%
JUNE 1, 2002 TO MAY 31, 2003 ...............             5.42%            1.32%             (0.32)%            1.00%
JUNE 1, 2001 TO MAY 31, 2002 ...............             6.05%            1.47%             (0.37)%            1.10%
JUNE 1, 2000 TO MAY 31, 2001 ...............             6.97%            1.44%             (0.34)%            1.10%

CLASS B
JUNE 1, 2004 TO MAY 31, 2005 ...............             4.76%            2.00%             (0.68)%            1.32%
JUNE 1, 2003 TO MAY 31, 2004 ...............             4.13%            2.05%             (0.60)%            1.45%
JUNE 1, 2002 TO MAY 31, 2003 ...............             4.68%            2.12%             (0.37)%            1.75%
JUNE 1, 2001 TO MAY 31, 2002 ...............             5.29%            2.32%             (0.47)%            1.85%
JUNE 1, 2000 TO MAY 31, 2001 ...............             6.26%            2.21%             (0.36)%            1.85%

CLASS C
JUNE 1, 2004 TO MAY 31, 2005 ...............             4.74%            2.00%             (0.68)%            1.32%
JUNE 1, 2003 TO MAY 31, 2004 ...............             4.12%            2.05%             (0.59)%            1.46%
JUNE 1, 2002 TO MAY 31, 2003 ...............             4.63%            2.07%             (0.32)%            1.75%
JUNE 1, 2001 TO MAY 31, 2002 ...............             5.31%            2.34%             (0.49)%            1.85%
JUNE 1, 2000 TO MAY 31, 2001 ...............             6.26%            2.27%             (0.42)%            1.85%

INFLATION PROTECTED BOND FUND
-------------------------------------------------------------------------------------------------------------------
CLASS A
JUNE 1, 2004 TO MAY 31, 2005 ...............             3.63%            1.23%             (0.37)%            0.86%
JUNE 1, 2003 TO MAY 31, 2004 ...............             3.18%            1.44%             (0.54)%            0.90%
FEBRUARY 28, 2003(4) TO MAY 31, 2003 .......             8.55%            1.82%             (0.92)%            0.90%

CLASS B
JUNE 1, 2004 TO MAY 31, 2005 ...............             2.99%            1.99%             (0.39)%            1.60%
JUNE 1, 2003 TO MAY 31, 2004 ...............             2.14%            2.19%             (0.54)%            1.65%
FEBRUARY 28, 2003(4) TO MAY 31, 2003 .......             7.33%            2.72%             (1.07)%            1.65%

CLASS C
JUNE 1, 2004 TO MAY 31, 2005 ...............             3.00%            1.99%             (0.39)%            1.60%
JUNE 1, 2003 TO MAY 31, 2004 ...............             2.22%            2.19%             (0.54)%            1.65%
FEBRUARY 28, 2003(4) TO MAY 31, 2003 .......             7.81%            2.65%             (1.00)%            1.65%

ADMINISTRATOR CLASS
JUNE 1, 2004 TO MAY 31, 2005 ...............             4.11%            0.93%             (0.33)%            0.60%
JUNE 1, 2003 TO MAY 31, 2004 ...............             3.40%            1.12%             (0.47)%            0.65%
FEBRUARY 28, 2003(4) TO MAY 31, 2003 .......             7.70%            1.85%             (1.20)%            0.65%

                                                           PORTFOLIO        NET ASSETS AT
                                                   TOTAL    TURNOVER        END OF PERIOD
                                               RETURN(2)    RATE(11)      (000'S OMITTED)
-----------------------------------------------------------------------------------------

DIVERSIFIED BOND FUND
-----------------------------------------------------------------------------------------
ADMINISTRATOR CLASS
JUNE 1, 2004 TO MAY 31, 2005 ...............       5.24%          56%(6)       $  133,277
JUNE 1, 2003 TO MAY 31, 2004 ...............       0.09%         115%(6)       $  191,875
JUNE 1, 2002 TO MAY 31, 2003 ...............       8.11%          67%(6)       $  372,822
JUNE 1, 2001 TO MAY 31, 2002 ...............       5.44%          93%(6)       $  336,184
JUNE 1, 2000 TO MAY 31, 2001 ...............      11.74%         113%(6)       $  269,121

HIGH YIELD BOND FUND
-----------------------------------------------------------------------------------------
CLASS A
JUNE 1, 2004 TO MAY 31, 2005 ...............       6.99%          81%          $  201,997
JUNE 1, 2003 TO MAY 31, 2004 ...............       9.24%          39%          $  243,511
NOVEMBER 29, 2002(4) TO MAY 31, 2003 .......       5.40%          29%          $  120,168

CLASS B
JUNE 1, 2004 TO MAY 31, 2005 ...............       6.20%          81%          $   26,501
JUNE 1, 2003 TO MAY 31, 2004 ...............       8.43%          39%          $   27,248
NOVEMBER 29, 2002(4) TO MAY 31, 2003 .......       5.05%          29%          $   11,563

CLASS C
JUNE 1, 2004 TO MAY 31, 2005 ...............       6.20%          81%          $   20,573
JUNE 1, 2003 TO MAY 31, 2004 ...............       8.42%          39%          $   26,221
NOVEMBER 29, 2002(4) TO MAY 31, 2003 .......       5.12%          29%          $   12,220

INCOME PLUS FUND
-----------------------------------------------------------------------------------------
CLASS A
JUNE 1, 2004 TO MAY 31, 2005 ...............       7.27%         132%          $   42,676
JUNE 1, 2003 TO MAY 31, 2004 ...............       1.43%         185%          $   28,898
JUNE 1, 2002 TO MAY 31, 2003 ...............      11.53%         130%          $   20,815
JUNE 1, 2001 TO MAY 31, 2002 ...............       6.48%          63%          $   20,188
JUNE 1, 2000 TO MAY 31, 2001 ...............      10.06%          63%          $   12,468

CLASS B
JUNE 1, 2004 TO MAY 31, 2005 ...............       6.47%         132%          $   20,165
JUNE 1, 2003 TO MAY 31, 2004 ...............       0.68%         185%          $   38,486
JUNE 1, 2002 TO MAY 31, 2003 ...............      10.60%         130%          $   47,516
JUNE 1, 2001 TO MAY 31, 2002 ...............       5.78%          63%          $   46,760
JUNE 1, 2000 TO MAY 31, 2001 ...............       9.14%          63%          $   34,203

CLASS C
JUNE 1, 2004 TO MAY 31, 2005 ...............       6.47%         132%          $    6,451
JUNE 1, 2003 TO MAY 31, 2004 ...............       0.68%         185%          $    7,955
JUNE 1, 2002 TO MAY 31, 2003 ...............      10.60%         130%          $   10,945
JUNE 1, 2001 TO MAY 31, 2002 ...............       5.78%          63%          $    7,328
JUNE 1, 2000 TO MAY 31, 2001 ...............       9.14%          63%          $    3,253

INFLATION PROTECTED BOND FUND
-----------------------------------------------------------------------------------------
CLASS A
JUNE 1, 2004 TO MAY 31, 2005 ...............       8.12%         425%          $   28,437
JUNE 1, 2003 TO MAY 31, 2004 ...............       1.65%         155%          $   20,087
FEBRUARY 28, 2003(4) TO MAY 31, 2003 .......       2.94%         115%          $    5,136

CLASS B
JUNE 1, 2004 TO MAY 31, 2005 ...............       7.13%         425%          $   12,168
JUNE 1, 2003 TO MAY 31, 2004 ...............       0.89%         155%          $   10,645
FEBRUARY 28, 2003(4) TO MAY 31, 2003 .......       2.65%         115%          $    5,034

CLASS C
JUNE 1, 2004 TO MAY 31, 2005 ...............       7.12%         425%          $   13,873
JUNE 1, 2003 TO MAY 31, 2004 ...............       0.99%         155%          $   11,813
FEBRUARY 28, 2003(4) TO MAY 31, 2003 .......       2.65%         115%          $    4,441

ADMINISTRATOR CLASS
JUNE 1, 2004 TO MAY 31, 2005 ...............       8.30%         425%          $   53,237
JUNE 1, 2003 TO MAY 31, 2004 ...............       1.91%         155%          $   26,780
FEBRUARY 28, 2003(4) TO MAY 31, 2003 .......       2.90%         115%          $    7,188

WELLS FARGO ADVANTAGE INCOME FUNDS                          FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                                          NET REALIZED
                                                BEGINNING          NET             AND  DISTRIBUTIONS    DISTRIBUTIONS
                                                NET ASSET   INVESTMENT      UNREALIZED      FROM NET          FROM NET
                                                VALUE PER       INCOME  GAIN (LOSS) ON    INVESTMENT          REALIZED
                                                    SHARE       (LOSS)     INVESTMENTS        INCOME             GAINS
----------------------------------------------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT INCOME FUND
----------------------------------------------------------------------------------------------------------------------
CLASS A
JUNE 1, 2004 TO MAY 31, 2005 ...............    $   10.94         0.34            0.12         (0.44)             0.00
JUNE 1, 2003 TO MAY 31, 2004 ...............    $   11.70         0.36           (0.60)        (0.52)             0.00
JUNE 1, 2002 TO MAY 31, 2003 ...............    $   11.19         0.41            0.68         (0.58)             0.00
JUNE 1, 2001 TO MAY 31, 2002 ...............    $   11.02         0.51            0.28         (0.62)             0.00
JUNE 1, 2000 TO MAY 31, 2001 ...............    $   10.56         0.66            0.47         (0.67)             0.00

CLASS B
JUNE 1, 2004 TO MAY 31, 2005 ...............    $   10.93         0.12            0.24         (0.35)             0.00
JUNE 1, 2003 TO MAY 31, 2004 ...............    $   11.68         0.08           (0.40)        (0.43)             0.00
JUNE 1, 2002 TO MAY 31, 2003 ...............    $   11.18         0.33            0.67         (0.50)             0.00
JUNE 1, 2001 TO MAY 31, 2002 ...............    $   11.01         0.43            0.28         (0.54)             0.00
JUNE 1, 2000 TO MAY 31, 2001 ...............    $   10.55         0.58            0.47         (0.59)             0.00

CLASS C
JUNE 1, 2004 TO MAY 31, 2005 ...............    $   10.90         0.15            0.22         (0.35)             0.00
JUNE 1, 2003 TO MAY 31, 2004 ...............    $   11.66         0.12           (0.45)        (0.43)             0.00
JUNE 1, 2002 TO MAY 31, 2003 ...............    $   11.17         0.39            0.61         (0.51)             0.00
JUNE 1, 2001 TO MAY 31, 2002 ...............    $   11.01         0.46            0.24         (0.54)             0.00
JUNE 1, 2000 TO MAY 31, 2001 ...............    $   10.55         0.58            0.47         (0.59)             0.00

ADMINISTRATOR CLASS
JUNE 1, 2004 TO MAY 31, 2005 ...............    $   10.94         0.39            0.10         (0.47)             0.00
JUNE 1, 2003 TO MAY 31, 2004 ...............    $   11.69         0.33           (0.53)        (0.55)             0.00
JUNE 1, 2002 TO MAY 31, 2003 ...............    $   11.19         0.44            0.68         (0.62)             0.00
JUNE 1, 2001 TO MAY 31, 2002 ...............    $   11.02         0.54            0.28         (0.65)             0.00
JUNE 1, 2000 TO MAY 31, 2001 ...............    $   10.56         0.69            0.47         (0.70)             0.00

SHORT DURATION GOVERNMENT BOND FUND
----------------------------------------------------------------------------------------------------------------------
CLASS A
JUNE 1, 2004 TO MAY 31, 2005 ...............    $   10.13         0.27           (0.09)        (0.30)             0.00
JULY 1, 2003(3) TO MAY 31, 2004 ............    $   10.28         0.17           (0.12)        (0.17)            (0.03)
JULY 1, 2002 TO JUNE 30, 2003 ..............    $   10.24         0.41            0.10         (0.39)            (0.08)
JULY 1, 2001 TO JUNE 30, 2002 ..............    $   10.19         0.43            0.22         (0.47)            (0.13)
JULY 1, 2000 TO JUNE 30, 2001(8) ...........    $    9.88         0.55            0.31         (0.55)             0.00
JULY 1, 1999 TO JUNE 30, 2000 ..............    $   10.03         0.56           (0.15)        (0.56)             0.00

CLASS B
JUNE 1, 2004 TO MAY 31, 2005 ...............    $   10.13         0.19           (0.08)        (0.22)             0.00
JULY 1, 2003(3) TO MAY 31, 2004 ............    $   10.29         0.11           (0.14)        (0.10)            (0.03)
JULY 1, 2002 TO JUNE 30, 2003 ..............    $   10.25         0.28            0.10         (0.26)            (0.08)
JULY 1, 2001(4) TO JUNE 30, 2002 ...........    $   10.22         0.00            0.03           0.00             0.00

CLASS C
JUNE 1, 2004 TO MAY 31, 2005 ...............    $   10.14         0.14           (0.03)        (0.22)             0.00
JULY 1, 2003(3) TO MAY 31, 2004 ............    $   10.30         0.11           (0.14)        (0.10)            (0.03)
JULY 1, 2002 TO JUNE 30, 2003 ..............    $   10.25         0.27            0.11         (0.25)            (0.08)
JULY 1, 2001(4) TO JUNE 30, 2002 ...........    $   10.22         0.00            0.03           0.00             0.00

ADMINISTRATOR CLASS
JUNE 1, 2004 TO MAY 31, 2005 ...............    $   10.14         0.29           (0.07)        (0.33)             0.00
JULY 1, 2003(3) TO MAY 31, 2004 ............    $   10.30         0.20           (0.13)        (0.20)            (0.03)
JULY 1, 2002 TO JUNE 30, 2003 ..............    $   10.26         0.43            0.12         (0.43)            (0.08)
JULY 1, 2001 TO JUNE 30, 2002 ..............    $   10.20         0.46            0.22         (0.49)            (0.13)
JULY 1, 2000 TO JUNE 30, 2001(8) ...........    $    9.90         0.58            0.30         (0.58)             0.00
JULY 1, 1999 TO JUNE 30, 2000 ..............    $   10.04         0.58           (0.14)        (0.58)             0.00

INSTITUTIONAL CLASS
APRIL 8, 2005(4) TO MAY 31, 2005 ...........    $   10.00         0.05            0.03         (0.05)             0.00

STABLE INCOME FUND
----------------------------------------------------------------------------------------------------------------------
CLASS A
JUNE 1, 2004 TO MAY 31, 2005 ...............    $   10.33         0.16            0.03         (0.14)             0.00
JUNE 1, 2003 TO MAY 31, 2004 ...............    $   10.44         0.16           (0.10)        (0.16)             0.00
JUNE 1, 2002 TO MAY 31, 2003 ...............    $   10.38         0.25            0.06         (0.25)             0.00
JUNE 1, 2001 TO MAY 31, 2002 ...............    $   10.36         0.34            0.02         (0.34)             0.00
JUNE 1, 2000 TO MAY 31, 2001 ...............    $   10.15         0.57            0.22         (0.58)             0.00

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS                          WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

                                                                ENDING
                                                             NET ASSET
                                                RETURN OF    VALUE PER
                                                  CAPITAL        SHARE
----------------------------------------------------------------------

INTERMEDIATE GOVERNMENT INCOME FUND
----------------------------------------------------------------------
CLASS A
JUNE 1, 2004 TO MAY 31, 2005 ...............         0.00    $   10.96
JUNE 1, 2003 TO MAY 31, 2004 ...............         0.00    $   10.94
JUNE 1, 2002 TO MAY 31, 2003 ...............         0.00    $   11.70
JUNE 1, 2001 TO MAY 31, 2002 ...............         0.00    $   11.19
JUNE 1, 2000 TO MAY 31, 2001 ...............         0.00    $   11.02

CLASS B
JUNE 1, 2004 TO MAY 31, 2005 ...............         0.00    $   10.94
JUNE 1, 2003 TO MAY 31, 2004 ...............         0.00    $   10.93
JUNE 1, 2002 TO MAY 31, 2003 ...............         0.00    $   11.68
JUNE 1, 2001 TO MAY 31, 2002 ...............         0.00    $   11.18
JUNE 1, 2000 TO MAY 31, 2001 ...............         0.00    $   11.01

CLASS C
JUNE 1, 2004 TO MAY 31, 2005 ...............         0.00    $   10.92
JUNE 1, 2003 TO MAY 31, 2004 ...............         0.00    $   10.90
JUNE 1, 2002 TO MAY 31, 2003 ...............         0.00    $   11.66
JUNE 1, 2001 TO MAY 31, 2002 ...............         0.00    $   11.17
JUNE 1, 2000 TO MAY 31, 2001 ...............         0.00    $   11.01

ADMINISTRATOR CLASS
JUNE 1, 2004 TO MAY 31, 2005 ...............         0.00    $   10.96
JUNE 1, 2003 TO MAY 31, 2004 ...............         0.00    $   10.94
JUNE 1, 2002 TO MAY 31, 2003 ...............         0.00    $   11.69
JUNE 1, 2001 TO MAY 31, 2002 ...............         0.00    $   11.19
JUNE 1, 2000 TO MAY 31, 2001 ...............         0.00    $   11.02

SHORT DURATION GOVERNMENT BOND FUND
----------------------------------------------------------------------
CLASS A
JUNE 1, 2004 TO MAY 31, 2005 ...............         0.00    $   10.01
JULY 1, 2003(3) TO MAY 31, 2004 ............         0.00    $   10.13
JULY 1, 2002 TO JUNE 30, 2003 ..............         0.00    $   10.28
JULY 1, 2001 TO JUNE 30, 2002 ..............         0.00    $   10.24
JULY 1, 2000 TO JUNE 30, 2001(8) ...........         0.00    $   10.19
JULY 1, 1999 TO JUNE 30, 2000 ..............         0.00    $    9.88

CLASS B
JUNE 1, 2004 TO MAY 31, 2005 ...............         0.00    $   10.02
JULY 1, 2003(3) TO MAY 31, 2004 ............         0.00    $   10.13
JULY 1, 2002 TO JUNE 30, 2003 ..............         0.00    $   10.29
JULY 1, 2001(4) TO JUNE 30, 2002 ...........         0.00    $   10.25

CLASS C
JUNE 1, 2004 TO MAY 31, 2005 ...............         0.00    $   10.03
JULY 1, 2003(3) TO MAY 31, 2004 ............         0.00    $   10.14
JULY 1, 2002 TO JUNE 30, 2003 ..............         0.00    $   10.30
JULY 1, 2001(4) TO JUNE 30, 2002 ...........         0.00    $   10.25

ADMINISTRATOR CLASS
JUNE 1, 2004 TO MAY 31, 2005 ...............         0.00    $   10.03
JULY 1, 2003(3) TO MAY 31, 2004 ............         0.00    $   10.14
JULY 1, 2002 TO JUNE 30, 2003 ..............         0.00    $   10.30
JULY 1, 2001 TO JUNE 30, 2002 ..............         0.00    $   10.26
JULY 1, 2000 TO JUNE 30, 2001(8) ...........         0.00    $   10.20
JULY 1, 1999 TO JUNE 30, 2000 ..............         0.00    $    9.90

INSTITUTIONAL CLASS
APRIL 8, 2005(4) TO MAY 31, 2005 ...........         0.00    $   10.03

STABLE INCOME FUND
----------------------------------------------------------------------
CLASS A
JUNE 1, 2004 TO MAY 31, 2005 ...............         0.00    $   10.38
JUNE 1, 2003 TO MAY 31, 2004 ...............        (0.01)   $   10.33
JUNE 1, 2002 TO MAY 31, 2003 ...............         0.00(7) $   10.44
JUNE 1, 2001 TO MAY 31, 2002 ...............         0.00    $   10.38
JUNE 1, 2000 TO MAY 31, 2001 ...............         0.00    $   10.36

                                                           RATIO TO AVERAGE NET ASSETS (ANNUALIZED)(1)
                                               --------------------------------------------------------------------
                                               NET INVESTMENT            GROSS           EXPENSES               NET
                                                INCOME (LOSS)         EXPENSES             WAIVED          EXPENSES
-------------------------------------------------------------------------------------------------------------------

INTERMEDIATE GOVERNMENT INCOME FUND
-------------------------------------------------------------------------------------------------------------------
CLASS A
JUNE 1, 2004 TO MAY 31, 2005 ...............         3.25%                1.05%             (0.10)%            0.95%
JUNE 1, 2003 TO MAY 31, 2004 ...............         2.98%                1.12%             (0.17)%            0.95%
JUNE 1, 2002 TO MAY 31, 2003 ...............         3.57%                1.13%             (0.18)%            0.95%
JUNE 1, 2001 TO MAY 31, 2002 ...............         4.57%                1.16%             (0.20)%            0.96%
JUNE 1, 2000 TO MAY 31, 2001 ...............         6.06%                1.22%             (0.26)%            0.96%

CLASS B
JUNE 1, 2004 TO MAY 31, 2005 ...............         2.50%                1.82%             (0.12)%            1.70%
JUNE 1, 2003 TO MAY 31, 2004 ...............         2.22%                1.87%             (0.17)%            1.70%
JUNE 1, 2002 TO MAY 31, 2003 ...............         2.72%                1.86%             (0.16)%            1.70%
JUNE 1, 2001 TO MAY 31, 2002 ...............         3.81%                1.82%             (0.11)%            1.71%
JUNE 1, 2000 TO MAY 31, 2001 ...............         5.30%                1.84%             (0.13)%            1.71%

CLASS C
JUNE 1, 2004 TO MAY 31, 2005 ...............         2.50%                1.82%             (0.12)%            1.70%
JUNE 1, 2003 TO MAY 31, 2004 ...............         2.23%                1.87%             (0.17)%            1.70%
JUNE 1, 2002 TO MAY 31, 2003 ...............         2.68%                1.79%             (0.09)%            1.70%
JUNE 1, 2001 TO MAY 31, 2002 ...............         3.79%                1.78%             (0.07)%            1.71%
JUNE 1, 2000 TO MAY 31, 2001 ...............         5.28%                1.85%             (0.14)%            1.71%

ADMINISTRATOR CLASS
JUNE 1, 2004 TO MAY 31, 2005 ...............         3.53%                0.76%             (0.06)%            0.70%
JUNE 1, 2003 TO MAY 31, 2004 ...............         3.23%                0.80%             (0.10)%            0.70%
JUNE 1, 2002 TO MAY 31, 2003 ...............         3.74%                0.77%             (0.08)%            0.69%
JUNE 1, 2001 TO MAY 31, 2002 ...............         4.85%                0.71%             (0.03)%            0.68%
JUNE 1, 2000 TO MAY 31, 2001 ...............         6.34%                0.74%             (0.06)%            0.68%

SHORT DURATION GOVERNMENT BOND FUND
-------------------------------------------------------------------------------------------------------------------
CLASS A
JUNE 1, 2004 TO MAY 31, 2005 ...............         2.44%                1.28%             (0.42)%            0.86%
JULY 1, 2003(3) TO MAY 31, 2004 ............         1.83%                1.14%             (0.24)%            0.90%
JULY 1, 2002 TO JUNE 30, 2003 ..............         3.51%                1.51%             (0.45)%            1.06%(10)
JULY 1, 2001 TO JUNE 30, 2002 ..............         4.16%                1.78%             (0.66)%            1.12%
JULY 1, 2000 TO JUNE 30, 2001(8) ...........         5.43%                2.70%             (0.79)%            1.91%
JULY 1, 1999 TO JUNE 30, 2000 ..............         5.60%                1.86%             (0.50)%            1.36%

CLASS B
JUNE 1, 2004 TO MAY 31, 2005 ...............         1.74%                2.02%             (0.41)%            1.61%
JULY 1, 2003(3) TO MAY 31, 2004 ............         1.12%                1.89%             (0.24)%            1.65%
JULY 1, 2002 TO JUNE 30, 2003 ..............         2.75%                2.26%             (0.46)%            1.80%(10)
JULY 1, 2001(4) TO JUNE 30, 2002 ...........         0.00%                0.45%             (0.45)%            0.00%

CLASS C
JUNE 1, 2004 TO MAY 31, 2005 ...............         1.59%                2.04%             (0.42)%            1.62%
JULY 1, 2003(3) TO MAY 31, 2004 ............         1.10%                1.89%             (0.24)%            1.65%
JULY 1, 2002 TO JUNE 30, 2003 ..............         2.73%                2.27%             (0.46)%            1.81%(10)
JULY 1, 2001(4) TO JUNE 30, 2002 ...........         0.00%                0.45%             (0.45)%            0.00%

ADMINISTRATOR CLASS
JUNE 1, 2004 TO MAY 31, 2005 ...............         2.66%                0.98%             (0.38)%            0.60%
JULY 1, 2003(3) TO MAY 31, 2004 ............         2.13%                0.81%             (0.21)%            0.60%
JULY 1, 2002 TO JUNE 30, 2003 ..............         3.75%                1.16%             (0.40)%            0.76%(10)
JULY 1, 2001 TO JUNE 30, 2002 ..............         4.38%                1.53%             (0.66)%            0.87%
JULY 1, 2000 TO JUNE 30, 2001(8) ...........         5.70%                2.46%             (0.78)%            1.68%
JULY 1, 1999 TO JUNE 30, 2000 ..............         5.84%                1.61%             (0.50)%            1.11%
INSTITUTIONAL CLASS
APRIL 8, 2005(4) TO MAY 31, 2005 ...........         3.35%                0.76%             (0.33)%            0.43%

STABLE INCOME FUND
-------------------------------------------------------------------------------------------------------------------
CLASS A
JUNE 1, 2004 TO MAY 31, 2005 ...............         1.48%                1.00%(5)          (0.10)%(5)         0.90%(5)
JUNE 1, 2003 TO MAY 31, 2004 ...............         1.52%                0.99%(5)          (0.09)%(5)         0.90%(5)
JUNE 1, 2002 TO MAY 31, 2003 ...............         2.32%                1.04%(5)          (0.22)%(5)         0.82%(5)
JUNE 1, 2001 TO MAY 31, 2002 ...............         3.02%                1.04%(5)          (0.14)%(5)         0.90%(5)
JUNE 1, 2000 TO MAY 31, 2001 ...............         5.44%                1.09%(5)          (0.19)%(5)         0.90%(5)

                                                           PORTFOLIO        NET ASSETS AT
                                                   TOTAL    TURNOVER        END OF PERIOD
                                               RETURN(2)        RATE      (000'S OMITTED)
-----------------------------------------------------------------------------------------

INTERMEDIATE GOVERNMENT INCOME FUND
-----------------------------------------------------------------------------------------
CLASS A
JUNE 1, 2004 TO MAY 31, 2005 ...............        4.25%        277%      $      142,570
JUNE 1, 2003 TO MAY 31, 2004 ...............       (2.10)%       178%      $      192,976
JUNE 1, 2002 TO MAY 31, 2003 ...............        9.95%        139%      $      196,203
JUNE 1, 2001 TO MAY 31, 2002 ...............        7.34%        102%      $      195,062
JUNE 1, 2000 TO MAY 31, 2001 ...............       10.94%         57%      $      185,638

CLASS B
JUNE 1, 2004 TO MAY 31, 2005 ...............        3.37%        277%      $       30,236
JUNE 1, 2003 TO MAY 31, 2004 ...............       (2.76)%       178%      $       47,821
JUNE 1, 2002 TO MAY 31, 2003 ...............        9.08%        139%      $       80,989
JUNE 1, 2001 TO MAY 31, 2002 ...............        6.55%        102%      $       67,256
JUNE 1, 2000 TO MAY 31, 2001 ...............       10.12%         57%      $       61,482

CLASS C
JUNE 1, 2004 TO MAY 31, 2005 ...............        3.47%        277%      $       12,860
JUNE 1, 2003 TO MAY 31, 2004 ...............       (2.85)%       178%      $       21,520
JUNE 1, 2002 TO MAY 31, 2003 ...............        9.11%        139%      $       34,133
JUNE 1, 2001 TO MAY 31, 2002 ...............        6.48%        102%      $       18,078
JUNE 1, 2000 TO MAY 31, 2001 ...............       10.16%         57%      $        8,386

ADMINISTRATOR CLASS
JUNE 1, 2004 TO MAY 31, 2005 ...............        4.53%        277%      $      394,194
JUNE 1, 2003 TO MAY 31, 2004 ...............       (1.77)%       178%      $      397,390
JUNE 1, 2002 TO MAY 31, 2003 ...............       10.20%        139%      $      472,024
JUNE 1, 2001 TO MAY 31, 2002 ...............        7.63%        102%      $      442,037
JUNE 1, 2000 TO MAY 31, 2001 ...............       11.25%         57%      $      413,846

SHORT DURATION GOVERNMENT BOND FUND
-----------------------------------------------------------------------------------------
CLASS A
JUNE 1, 2004 TO MAY 31, 2005 ...............        1.79%        272%      $       94,059
JULY 1, 2003(3) TO MAY 31, 2004 ............        0.49%        615%      $       47,304
JULY 1, 2002 TO JUNE 30, 2003 ..............        4.69%        331%      $       55,807
JULY 1, 2001 TO JUNE 30, 2002 ..............        6.45%        400%      $        6,034
JULY 1, 2000 TO JUNE 30, 2001(8) ...........        8.93%        245%      $        4,550
JULY 1, 1999 TO JUNE 30, 2000 ..............        4.18%        188%      $        4,087

CLASS B
JUNE 1, 2004 TO MAY 31, 2005 ...............        1.13%        272%      $       27,078
JULY 1, 2003(3) TO MAY 31, 2004 ............       (0.30)%       615%      $        9,734
JULY 1, 2002 TO JUNE 30, 2003 ..............        3.76%        331%      $        5,576
JULY 1, 2001(4) TO JUNE 30, 2002 ...........        0.29%        400%      $            0(9)

CLASS C
JUNE 1, 2004 TO MAY 31, 2005 ...............        1.13%        272%      $       19,553
JULY 1, 2003(3) TO MAY 31, 2004 ............       (0.30)%       615%      $       34,410
JULY 1, 2002 TO JUNE 30, 2003 ..............        3.79%        331%      $       32,818
JULY 1, 2001(4) TO JUNE 30, 2002 ...........        0.29%        400%      $            0(9)

ADMINISTRATOR CLASS
JUNE 1, 2004 TO MAY 31, 2005 ...............        2.16%        272%      $      444,331
JULY 1, 2003(3) TO MAY 31, 2004 ............        0.67%        615%      $      431,942
JULY 1, 2002 TO JUNE 30, 2003 ..............        5.08%        331%      $      517,187
JULY 1, 2001 TO JUNE 30, 2002 ..............        6.80%        400%      $      449,648
JULY 1, 2000 TO JUNE 30, 2001(8) ...........        9.09%        245%      $      267,444
JULY 1, 1999 TO JUNE 30, 2000 ..............        4.55%        188%      $      171,879
INSTITUTIONAL CLASS
APRIL 8, 2005(4) TO MAY 31, 2005 ...........        0.91%        272%      $           10

STABLE INCOME FUND
-----------------------------------------------------------------------------------------
CLASS A
JUNE 1, 2004 TO MAY 31, 2005 ...............        1.87%         43%(6)   $       83,406
JUNE 1, 2003 TO MAY 31, 2004 ...............        0.45%         92%(6)   $      166,484
JUNE 1, 2002 TO MAY 31, 2003 ...............        3.01%         45%(6)   $      175,249
JUNE 1, 2001 TO MAY 31, 2002 ...............        3.53%         81%(6)   $       79,555
JUNE 1, 2000 TO MAY 31, 2001 ...............        7.98%         37%(6)   $       19,054

WELLS FARGO ADVANTAGE INCOME FUNDS                          FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                          NET REALIZED
                                                BEGINNING          NET             AND  DISTRIBUTIONS    DISTRIBUTIONS
                                                NET ASSET   INVESTMENT      UNREALIZED      FROM NET          FROM NET
                                                VALUE PER       INCOME  GAIN (LOSS) ON    INVESTMENT          REALIZED
                                                    SHARE       (LOSS)     INVESTMENTS        INCOME             GAINS
----------------------------------------------------------------------------------------------------------------------
STABLE INCOME FUND (CONTINUED)
----------------------------------------------------------------------------------------------------------------------
CLASS B
JUNE 1, 2004 TO MAY 31, 2005 ...............    $   10.32         0.08            0.03         (0.06)             0.00
JUNE 1, 2003 TO MAY 31, 2004 ...............    $   10.43         0.08           (0.10)        (0.08)             0.00
JUNE 1, 2002 TO MAY 31, 2003 ...............    $   10.37         0.17            0.06         (0.17)             0.00
JUNE 1, 2001 TO MAY 31, 2002 ...............    $   10.35         0.28            0.01         (0.27)             0.00
JUNE 1, 2000 TO MAY 31, 2001 ...............    $   10.14         0.49            0.23         (0.51)             0.00

CLASS C
JUNE 1, 2004 TO MAY 31, 2005 ...............    $   10.30         0.07            0.04         (0.06)             0.00
JUNE 30, 2003(4) TO MAY 31, 2004 ...........    $   10.00         0.06            0.33         (0.08)             0.00

ADMINISTRATOR CLASS
JUNE 1, 2004 TO MAY 31, 2005 ...............    $   10.33         0.20            0.02         (0.17)             0.00
JUNE 1, 2003 TO MAY 31, 2004 ...............    $   10.44         0.18           (0.10)        (0.18)             0.00
JUNE 1, 2002 TO MAY 31, 2003 ...............    $   10.39         0.26            0.06         (0.27)             0.00
JUNE 1, 2001 TO MAY 31, 2002 ...............    $   10.36         0.37            0.03         (0.37)             0.00
JUNE 1, 2000 TO MAY 31, 2001 ...............    $   10.15         0.60            0.21         (0.60)             0.00

STRATEGIC INCOME FUND
----------------------------------------------------------------------------------------------------------------------
CLASS A
NOVEMBER 1, 2004 TO MAY 31, 2005 ...........    $   10.41         0.37           (0.18)        (0.37)             0.00
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 .......    $    9.90         0.71            0.51         (0.71)             0.00
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 .......    $    7.67         0.70            2.22         (0.69)             0.00
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 .......    $    9.53         0.96           (1.64)        (0.97)            (0.21)
NOVEMBER 30, 2000(4) TO OCTOBER 31, 2001 ...    $   10.00         1.14           (0.47)        (1.14)             0.00

CLASS B
NOVEMBER 1, 2004 TO MAY 31, 2005 ...........    $   10.42         0.30           (0.19)        (0.30)             0.00
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 .......    $    9.90         0.59            0.52         (0.59)             0.00
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 .......    $    7.68         0.59            2.21         (0.58)             0.00
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 .......    $    9.53         0.84           (1.63)        (0.85)            (0.21)
NOVEMBER 30, 2000(4) TO OCTOBER 31, 2001 ...    $   10.00         1.02           (0.47)        (1.02)             0.00

CLASS C
NOVEMBER 1, 2004 TO MAY 31, 2005 ...........    $   10.40         0.31           (0.19)        (0.31)             0.00
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 .......    $    9.89         0.59            0.51         (0.59)            (0.00)
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 .......    $    7.66         0.59            2.22         (0.58)             0.00
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 .......    $    9.52         0.84           (1.63)        (0.86)            (0.21)
NOVEMBER 30, 2000(4) TO OCTOBER 31, 2001 ...    $   10.00         1.02           (0.48)        (1.02)             0.00

TOTAL RETURN BOND FUND
----------------------------------------------------------------------------------------------------------------------
CLASS A
JUNE 1, 2004 TO MAY 31, 2005 ...............    $   12.32         0.42            0.34         (0.43)            (0.03)
JULY 1, 2003(3) TO MAY 31, 2004 ............    $   12.79         0.34           (0.35)        (0.34)            (0.12)
JULY 1, 2002 TO JUNE 30, 2003 ..............    $   12.17         0.63            0.69         (0.62)            (0.08)
JULY 1, 2001(4) TO JUNE 30, 2002 ...........    $   12.45         0.32           (0.06)        (0.32)            (0.22)

CLASS B
JUNE 1, 2004 TO MAY 31, 2005 ...............    $   12.33         0.32            0.34         (0.33)            (0.03)
JULY 1, 2003(3) TO MAY 31, 2004 ............    $   12.80         0.25           (0.35)        (0.25)            (0.12)
JULY 1, 2002 TO JUNE 30, 2003 ..............    $   12.18         0.56            0.69         (0.55)            (0.08)
JULY 1, 2001(4) TO JUNE 30, 2002 ...........    $   12.45         0.23           (0.05)        (0.23)            (0.22)

CLASS C
JUNE 1, 2004 TO MAY 31, 2005 ...............    $   12.26         0.32            0.35         (0.33)            (0.03)
JULY 1, 2003(3) TO MAY 31, 2004 ............    $   12.73         0.25           (0.35)        (0.25)            (0.12)
JULY 1, 2002 TO JUNE 30, 2003 ..............    $   12.12         0.57            0.67         (0.55)            (0.08)
JULY 1, 2001(4) TO JUNE 30, 2002 ...........    $   12.45         0.25           (0.11)        (0.25)            (0.22)

CLASS Z
APRIL 8, 2005(4) TO MAY 31, 2005 ...........    $   12.19         0.06            0.22         (0.06)             0.00

ADMINISTRATOR CLASS
JUNE 1, 2004 TO MAY 31, 2005 ...............    $   12.11         0.44            0.34         (0.45)            (0.03)
JULY 1, 2003(3) TO MAY 31, 2004 ............    $   12.57         0.36           (0.34)        (0.36)            (0.12)
JULY 1, 2002 TO JUNE 30, 2003 ..............    $   11.97         0.64            0.68         (0.64)            (0.08)
JULY 1, 2001 TO JUNE 30, 2002 ..............    $   11.85         0.43            0.36         (0.45)            (0.22)
JULY 1, 2000 TO JUNE 30, 2001 ..............    $   11.33         0.70            0.52         (0.70)             0.00
JULY 1, 1999 TO JUNE 30, 2000 ..............    $   11.66         0.77           (0.20)        (0.75)            (0.15)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS                          WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

                                                                ENDING
                                                             NET ASSET
                                                RETURN OF    VALUE PER
                                                  CAPITAL        SHARE
----------------------------------------------------------------------
STABLE INCOME FUND (CONTINUED)
CLASS B
JUNE 1, 2004 TO MAY 31, 2005 ...............         0.00    $   10.37
JUNE 1, 2003 TO MAY 31, 2004 ...............        (0.01)   $   10.32
JUNE 1, 2002 TO MAY 31, 2003 ...............         0.00(7) $   10.43
JUNE 1, 2001 TO MAY 31, 2002 ...............         0.00    $   10.37
JUNE 1, 2000 TO MAY 31, 2001 ...............         0.00    $   10.35

CLASS C
JUNE 1, 2004 TO MAY 31, 2005 ...............         0.00    $   10.35
JUNE 30, 2003(4) TO MAY 31, 2004 ...........        (0.01)   $   10.30

ADMINISTRATOR CLASS
JUNE 1, 2004 TO MAY 31, 2005 ...............         0.00    $   10.38
JUNE 1, 2003 TO MAY 31, 2004 ...............        (0.01)   $   10.33
JUNE 1, 2002 TO MAY 31, 2003 ...............         0.00(7) $   10.44
JUNE 1, 2001 TO MAY 31, 2002 ...............         0.00    $   10.39
JUNE 1, 2000 TO MAY 31, 2001 ...............         0.00    $   10.36

STRATEGIC INCOME FUND
----------------------------------------------------------------------
CLASS A
NOVEMBER 1, 2004 TO MAY 31, 2005 ...........         0.00    $   10.23
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 .......         0.00    $   10.41
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 .......         0.00    $    9.90
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 .......         0.00    $    7.67
NOVEMBER 30, 2000(4) TO OCTOBER 31, 2001 ...         0.00    $    9.53

CLASS B
NOVEMBER 1, 2004 TO MAY 31, 2005 ...........         0.00    $   10.23
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 .......         0.00    $   10.42
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 .......         0.00    $    9.90
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 .......         0.00    $    7.68
NOVEMBER 30, 2000(4) TO OCTOBER 31, 2001 ...         0.00    $    9.53

CLASS C
NOVEMBER 1, 2004 TO MAY 31, 2005 ...........         0.00    $   10.21
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 .......         0.00    $   10.40
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 .......         0.00    $    9.89
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 .......         0.00    $    7.66
NOVEMBER 30, 2000(4) TO OCTOBER 31, 2001 ...         0.00    $    9.52

TOTAL RETURN BOND FUND
----------------------------------------------------------------------
CLASS A
JUNE 1, 2004 TO MAY 31, 2005 ...............         0.00    $   12.62
JULY 1, 2003(3) TO MAY 31, 2004 ............         0.00    $   12.32
JULY 1, 2002 TO JUNE 30, 2003 ..............         0.00    $   12.79
JULY 1, 2001(4) TO JUNE 30, 2002 ...........         0.00    $   12.17

CLASS B
JUNE 1, 2004 TO MAY 31, 2005 ...............         0.00    $   12.63
JULY 1, 2003(3) TO MAY 31, 2004 ............         0.00    $   12.33
JULY 1, 2002 TO JUNE 30, 2003 ..............         0.00    $   12.80
JULY 1, 2001(4) TO JUNE 30, 2002 ...........         0.00    $   12.18

CLASS C
JUNE 1, 2004 TO MAY 31, 2005 ...............         0.00    $   12.57
JULY 1, 2003(3) TO MAY 31, 2004 ............         0.00    $   12.26
JULY 1, 2002 TO JUNE 30, 2003 ..............         0.00    $   12.73
JULY 1, 2001(4) TO JUNE 30, 2002 ...........         0.00    $   12.12

CLASS Z
APRIL 8, 2005(4) TO MAY 31, 2005 ...........         0.00    $   12.41

ADMINISTRATOR CLASS
JUNE 1, 2004 TO MAY 31, 2005 ...............         0.00    $   12.41
JULY 1, 2003(3) TO MAY 31, 2004 ............         0.00    $   12.11
JULY 1, 2002 TO JUNE 30, 2003 ..............         0.00    $   12.57
JULY 1, 2001 TO JUNE 30, 2002 ..............         0.00    $   11.97
JULY 1, 2000 TO JUNE 30, 2001 ..............         0.00    $   11.85
JULY 1, 1999 TO JUNE 30, 2000 ..............         0.00    $   11.33

                                                           RATIO TO AVERAGE NET ASSETS (ANNUALIZED)(1)
                                               --------------------------------------------------------------------
                                               NET INVESTMENT            GROSS           EXPENSES               NET
                                                INCOME (LOSS)         EXPENSES             WAIVED          EXPENSES
-------------------------------------------------------------------------------------------------------------------
STABLE INCOME FUND (CONTINUED)
-------------------------------------------------------------------------------------------------------------------
CLASS B
JUNE 1, 2004 TO MAY 31, 2005 ...............            0.75%             1.75%(5)          (0.10)%(5)(12)     1.65%(5)
JUNE 1, 2003 TO MAY 31, 2004 ...............            0.81%             1.75%(5)          (0.10)%(5)         1.65%(5)
JUNE 1, 2002 TO MAY 31, 2003 ...............            1.51%             1.81%(5)          (0.18)%(5)         1.63%(5)
JUNE 1, 2001 TO MAY 31, 2002 ...............            2.41%             1.87%(5)          (0.21)%(5)         1.65%(5)
JUNE 1, 2000 TO MAY 31, 2001 ...............            4.65%             2.00%(5)          (0.35)%(5)         1.65%(5)

CLASS C
JUNE 1, 2004 TO MAY 31, 2005 ...............            0.74%             1.75%(5)          (0.10)%(5)(12)     1.65%(5)
JUNE 30, 2003(4) TO MAY 31, 2004 ...........            0.54%             1.73%(5)          (0.08)%(5)         1.65%(5)

ADMINISTRATOR CLASS
JUNE 1, 2004 TO MAY 31, 2005 ...............            1.76%             0.68%(5)          (0.03)%(5)(12)     0.65%(5)
JUNE 1, 2003 TO MAY 31, 2004 ...............            1.74%             0.66%(5)          (0.03)%(5)         0.63%(5)
JUNE 1, 2002 TO MAY 31, 2003 ...............            2.51%             0.77%(5)          (0.12)%(5)         0.65%(5)
JUNE 1, 2001 TO MAY 31, 2002 ...............            3.50%             0.80%(5)          (0.15)%(5)         0.65%(5)
JUNE 1, 2000 TO MAY 31, 2001 ...............            5.78%             0.78%(5)          (0.13)%(5)         0.65%(5)

STRATEGIC INCOME FUND
-------------------------------------------------------------------------------------------------------------------
CLASS A
NOVEMBER 1, 2004 TO MAY 31, 2005 ...........             5.97%            1.57%             (0.48)%            1.09%
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 .......             6.95%            1.52%             (0.40)%            1.12%
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 .......             7.77%            1.58%             (0.45)%            1.13%
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 .......            10.56%           1.59%              (0.51)%            1.08%
NOVEMBER 30, 2000(4) TO OCTOBER 31, 2001 ...            12.11%           3.94%              (2.81)%            1.13%

CLASS B
NOVEMBER 1, 2004 TO MAY 31, 2005 ...........             4.90%            2.31%             (0.14)%            2.17%
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 .......             5.82%            2.30%             (0.04)%            2.26%
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 .......             6.44%            2.36%             (0.00)%            2.36%
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 .......             9.05%            2.40%             (0.00)%             2.40%
NOVEMBER 30, 2000(4) TO OCTOBER 31, 2001 ...            10.86%            4.04%             (1.65)%             2.39%

CLASS C
NOVEMBER 1, 2004 TO MAY 31, 2005 ...........             4.99%            2.20%             (0.13)%            2.07%
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 .......             5.81%            2.34%             (0.03)%            2.31%
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 .......             6.57%            2.38%             (0.00)%            2.38%
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 .......             9.02%            2.38%             (0.01)%            2.37%
NOVEMBER 30, 2000(4) TO OCTOBER 31, 2001 ...            10.89%            4.10%             (1.70)%            2.40%

TOTAL RETURN BOND FUND
-------------------------------------------------------------------------------------------------------------------
CLASS A
JUNE 1, 2004 TO MAY 31, 2005 ...............             3.30%            1.12%             (0.22)%            0.90%
JULY 1, 2003(3) TO MAY 31, 2004 ............             3.07%            1.16%             (0.26)%            0.90%
JULY 1, 2002 TO JUNE 30, 2003 ..............             3.78%            1.61%             (0.63)%            0.97%(10)
JULY 1, 2001(4) TO JUNE 30, 2002 ...........             5.78%            1.95%             (0.99)%            0.96%

CLASS B
JUNE 1, 2004 TO MAY 31, 2005 ...............             2.57%            1.86%             (0.21)%            1.65%
JULY 1, 2003(3) TO MAY 31, 2004 ............             2.19%            1.91%             (0.26)%            1.65%
JULY 1, 2002 TO JUNE 30, 2003 ..............             2.81%            2.31%             (0.60)%            1.71%(10)
JULY 1, 2001(4) TO JUNE 30, 2002 ...........             4.93%            1.94%             (1.11)%            0.83%

CLASS C
JUNE 1, 2004 TO MAY 31, 2005 ...............             2.57%            1.87%             (0.22)%            1.65%
JULY 1, 2003(3) TO MAY 31, 2004 ............             2.20%            1.91%             (0.26)%            1.65%
JULY 1, 2002 TO JUNE 30, 2003 ..............             2.88%            2.32%             (0.61)%            1.71%(10)
JULY 1, 2001(4) TO JUNE 30, 2002 ...........             5.14%            1.93%             (0.98)%            0.95%

CLASS Z
APRIL 8, 2005(4) TO MAY 31, 2005 ...........             3.42%            1.23%             (0.28)%            0.95%

ADMINISTRATOR CLASS
JUNE 1, 2004 TO MAY 31, 2005 ...............             3.58%            0.94%             (0.24)%            0.70%
JULY 1, 2003(3) TO MAY 31, 2004 ............             3.25%            0.99%             (0.29)%            0.70%
JULY 1, 2002 TO JUNE 30, 2003 ..............             4.56%            1.19%             (0.59)%            0.60%(10)
JULY 1, 2001 TO JUNE 30, 2002 ..............             5.38%            1.42%             (0.71)%            0.71%
JULY 1, 2000 TO JUNE 30, 2001 ..............             6.02%            1.59%             (0.64)%            0.95%
JULY 1, 1999 TO JUNE 30, 2000 ..............             6.78%            1.13%             (0.33)%            0.80%

                                                           PORTFOLIO        NET ASSETS AT
                                                   TOTAL    TURNOVER        END OF PERIOD
                                               RETURN(2)    RATE(11)      (000'S OMITTED)
-----------------------------------------------------------------------------------------
STABLE INCOME FUND (CONTINUED)
CLASS B
JUNE 1, 2004 TO MAY 31, 2005 ...............        1.00%         43%(6)      $    20,970
JUNE 1, 2003 TO MAY 31, 2004 ...............       (0.29)%        92%(6)      $    35,552
JUNE 1, 2002 TO MAY 31, 2003 ...............        2.24%         45%(6)      $    48,045
JUNE 1, 2001 TO MAY 31, 2002 ...............        2.79%         81%(6)      $    20,318
JUNE 1, 2000 TO MAY 31, 2001 ...............        7.22%         37%(6)      $     7,598

CLASS C
JUNE 1, 2004 TO MAY 31, 2005 ...............        1.10%         43%(6)      $     7,137
JUNE 30, 2003(4) TO MAY 31, 2004 ...........       (0.29)%        92%(6)      $    12,225

ADMINISTRATOR CLASS
JUNE 1, 2004 TO MAY 31, 2005 ...............        2.14%         43%(6)      $   356,223
JUNE 1, 2003 TO MAY 31, 2004 ...............        0.71%         92%(6)      $   570,234
JUNE 1, 2002 TO MAY 31, 2003 ...............        3.13%         45%(6)      $   491,771
JUNE 1, 2001 TO MAY 31, 2002 ...............        3.87%         81%(6)      $   304,256
JUNE 1, 2000 TO MAY 31, 2001 ...............        8.25%         37%(6)      $   200,917

STRATEGIC INCOME FUND
-----------------------------------------------------------------------------------------
CLASS A
NOVEMBER 1, 2004 TO MAY 31, 2005 ...........        1.79%         76%         $    13,254
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 .......       12.70%        141%         $    13,786
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 .......       39.38%        155%         $    10,917
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 .......       (8.35)%       235%         $     7,699
NOVEMBER 30, 2000(4) TO OCTOBER 31, 2001 ...        6.04%        424%         $     5,619

CLASS B
NOVEMBER 1, 2004 TO MAY 31, 2005 ...........        1.05%         76%         $    10,062
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 .......       11.55%        141%         $    10,076
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 .......       37.55%        155%         $     8,573
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 .......       (9.44)%       235%         $     4,313
NOVEMBER 30, 2000(4) TO OCTOBER 31, 2001 ...        4.87%        424%         $     2,377

CLASS C
NOVEMBER 1, 2004 TO MAY 31, 2005 ...........        1.11%         76%         $     3,822
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 .......       11.40%        141%         $     4,834
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 .......       37.73%        155%         $     6,038
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 .......       (9.56)%       235%         $     4,928
NOVEMBER 30, 2000(4) TO OCTOBER 31, 2001 ...        4.77%        424%         $     2,312

TOTAL RETURN BOND FUND
-----------------------------------------------------------------------------------------
CLASS A
JUNE 1, 2004 TO MAY 31, 2005 ...............        6.19%        767%         $    84,188
JULY 1, 2003(3) TO MAY 31, 2004 ............       (0.09)%       918%         $    45,670
JULY 1, 2002 TO JUNE 30, 2003 ..............       10.95%        544%         $    .2,691
JULY 1, 2001(4) TO JUNE 30, 2002 ...........        2.21%        193%         $    ...117

CLASS B
JUNE 1, 2004 TO MAY 31, 2005 ...............        5.39%        767%         $    27,681
JULY 1, 2003(3) TO MAY 31, 2004 ............       (0.79)%       918%         $     8,031
JULY 1, 2002 TO JUNE 30, 2003 ..............        9.85%        544%         $     3,868
JULY 1, 2001(4) TO JUNE 30, 2002 ...........        1.52%        193%         $        87

CLASS C
JUNE 1, 2004 TO MAY 31, 2005 ...............        5.52%        767%         $     9,823
JULY 1, 2003(3) TO MAY 31, 2004 ............       (0.79)%       918%         $     6,248
JULY 1, 2002 TO JUNE 30, 2003 ..............        9.78%        544%         $     4,425
JULY 1, 2001(4) TO JUNE 30, 2002 ...........        1.12%        193%         $        27

CLASS Z
APRIL 8, 2005(4) TO MAY 31, 2005 ...........        2.31%        767%         $    29,204

ADMINISTRATOR CLASS
JUNE 1, 2004 TO MAY 31, 2005 ...............        6.53%        767%         $   720,935
JULY 1, 2003(3) TO MAY 31, 2004 ............        0.20%        918%         $   202,187
JULY 1, 2002 TO JUNE 30, 2003 ..............       11.01%        544%         $    91,244
JULY 1, 2001 TO JUNE 30, 2002 ..............        8.81%        193%         $    38,841
JULY 1, 2000 TO JUNE 30, 2001 ..............       11.06%        449%         $    31,788
JULY 1, 1999 TO JUNE 30, 2000 ..............        4.96%        176%         $    28,112

WELLS FARGO ADVANTAGE INCOME FUNDS                          FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                          NET REALIZED
                                                BEGINNING          NET             AND  DISTRIBUTIONS    DISTRIBUTIONS
                                                NET ASSET   INVESTMENT      UNREALIZED      FROM NET          FROM NET
                                                VALUE PER       INCOME  GAIN (LOSS) ON    INVESTMENT          REALIZED
                                                    SHARE       (LOSS)     INVESTMENTS        INCOME             GAINS
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN BOND FUND (CONTINUED)

INSTITUTIONAL CLASS
JUNE 1, 2004 TO MAY 31, 2005 ...............    $  12.11          0.48            0.33         (0.49)            (0.03)
JULY 1, 2003(3) TO MAY 31, 2004 ............    $  12.58          0.39           (0.35)        (0.39)            (0.12)
JULY 1, 2002 TO JUNE 30, 2003 ..............    $  11.97          0.73            0.66         (0.70)            (0.08)
JULY 1, 2001(4) TO JUNE 30, 2002 ...........    $  12.45          0.47           (0.25)        (0.48)            (0.22)

ULTRA-SHORT DURATION BOND FUND
----------------------------------------------------------------------------------------------------------------------
CLASS A
NOVEMBER 1, 2004 TO MAY 31, 2005 ...........    $   9.71          0.14           (0.04)        (0.17)             0.00
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 .......    $   9.83          0.15           (0.02)        (0.25)             0.00
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 .......    $   9.90          0.18            0.06         (0.31)             0.00
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 .......    $  10.24          0.35           (0.34)        (0.35)             0.00
NOVEMBER 30, 2000(4) TO OCTOBER 31, 2001 ...    $  10.10          0.52            0.16         (0.54)             0.00

CLASS B
NOVEMBER 1, 2004 TO MAY 31, 2005 ...........    $   9.68          0.09           (0.03)        (0.12)             0.00
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 .......    $   9.81          0.07           (0.03)        (0.17)             0.00
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 .......    $   9.88          0.09            0.06         (0.22)             0.00
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 .......    $  10.22          0.26           (0.34)        (0.26)             0.00
NOVEMBER 30, 2000(4) TO OCTOBER 31, 2001 ...    $  10.10          0.44            0.14         (0.46)             0.00

CLASS C
NOVEMBER 1, 2004 TO MAY 31, 2005 ...........    $   9.70          0.09           (0.03)        (0.12)             0.00
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 .......    $   9.83          0.06           (0.02)        (0.17)             0.00
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 .......    $   9.90          0.10            0.05         (0.22)             0.00
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 .......    $  10.23          0.26           (0.32)        (0.27)             0.00
NOVEMBER 30, 2000(4)TO OCTOBER 31, 2001 ....    $  10.10          0.44            0.15         (0.46)             0.00

CLASS Z
NOVEMBER 1, 2004 TO MAY 31, 2005 ...........    $   9.67          0.14           (0.03)        (0.17)             0.00
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 .......    $   9.80          0.15           (0.03)        (0.25)             0.00
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 .......    $   9.86          0.18            0.08         (0.32)             0.00
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 .......    $  10.19          0.35           (0.34)        (0.34)             0.00
NOVEMBER 1, 2000 TO OCTOBER 31, 2001 .......    $  10.14          0.54            0.14         (0.63)             0.00
NOVEMBER 1, 1999 TO OCTOBER 31, 2000 .......    $  10.21          0.56            0.02         (0.65)             0.00

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS                          WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

                                                                ENDING
                                                             NET ASSET
                                                RETURN OF    VALUE PER
                                                  CAPITAL        SHARE
----------------------------------------------------------------------

TOTAL RETURN BOND FUND (CONTINUED)

INSTITUTIONAL CLASS
JUNE 1, 2004 TO MAY 31, 2005 ...............         0.00    $   12.40
JULY 1, 2003(3) TO MAY 31, 2004 ............         0.00    $   12.11
JULY 1, 2002 TO JUNE 30, 2003 ..............         0.00    $   12.58
JULY 1, 2001(4) TO JUNE 30, 2002 ...........         0.00    $   11.97

ULTRA-SHORT DURATION BOND FUND
----------------------------------------------------------------------
CLASS A
NOVEMBER 1, 2004 TO MAY 31, 2005 ...........         0.00    $    9.64
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 .......         0.00    $    9.71
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 .......         0.00    $    9.83
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 .......         0.00    $    9.90
NOVEMBER 30, 2000(4) TO OCTOBER 31, 2001 ...         0.00    $   10.24

CLASS B
NOVEMBER 1, 2004 TO MAY 31, 2005 ...........         0.00    $    9.62
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 .......         0.00    $    9.68
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 .......         0.00    $    9.81
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 .......         0.00    $    9.88
NOVEMBER 30, 2000(4) TO OCTOBER 31, 2001 ...         0.00    $   10.22

CLASS C
NOVEMBER 1, 2004 TO MAY 31, 2005 ...........         0.00    $    9.64
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 .......         0.00    $    9.70
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 .......         0.00    $    9.83
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 .......         0.00    $    9.90
NOVEMBER 30, 2000(4)TO OCTOBER 31, 2001 ....         0.00    $   10.23

CLASS Z
NOVEMBER 1, 2004 TO MAY 31, 2005 ...........         0.00    $    9.61
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 .......         0.00    $    9.67
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 .......         0.00    $    9.80
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 .......         0.00    $    9.86
NOVEMBER 1, 2000 TO OCTOBER 31, 2001 .......         0.00    $   10.19
NOVEMBER 1, 1999 TO OCTOBER 31, 2000 .......         0.00    $   10.14

                                                           RATIO TO AVERAGE NET ASSETS (ANNUALIZED)(1)
                                               --------------------------------------------------------------------
                                               NET INVESTMENT            GROSS           EXPENSES               NET
                                                INCOME (LOSS)         EXPENSES             WAIVED          EXPENSES
-------------------------------------------------------------------------------------------------------------------

TOTAL RETURN BOND FUND (CONTINUED)

INSTITUTIONAL CLASS
JUNE 1, 2004 TO MAY 31, 2005 ...............         3.87%                0.68%             (0.26)%            0.42%
JULY 1, 2003(3) TO MAY 31, 2004 ............         3.49%                0.74%             (0.32)%            0.42%
JULY 1, 2002 TO JUNE 30, 2003 ..............         4.66%                0.99%             (0.57)%            0.42%(10)
JULY 1, 2001(4) TO JUNE 30, 2002 ...........         5.99%                1.71%             (1.24)%            0.47%

ULTRA-SHORT DURATION BOND FUND
-------------------------------------------------------------------------------------------------------------------
CLASS A
NOVEMBER 1, 2004 TO MAY 31, 2005 ...........         2.54%                1.36%             (0.31)%            1.05%
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 .......         1.71%                1.32%             (0.20)%            1.12%
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 .......         1.76%                1.25%             (0.12)%            1.13%
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 .......         3.49%                1.25%             (0.13)%            1.12%
NOVEMBER 30, 2000(4) TO OCTOBER 31, 2001 ...         4.59%                1.52%             (0.40)%            1.12%

CLASS B
NOVEMBER 1, 2004 TO MAY 31, 2005 ...........         1.70%                2.07%             (0.18)%            1.89%
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 .......         0.83%                2.11%             (0.12)%            1.99%
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 .......         0.93%                2.05%             (0.05)%            2.00%
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 .......         2.47%                2.04%             (0.04)%            2.00%
NOVEMBER 30, 2000(4) TO OCTOBER 31, 2001 ...         3.60%                2.40%             (0.21)%            2.19%

CLASS C
NOVEMBER 1, 2004 TO MAY 31, 2005 ...........         1.72%                2.14%             (0.24)%            1.90%
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 .......         0.84%                2.10%             (0.11)%            1.99%
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 .......         0.87%                2.04%             (0.04)%            2.00%
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 .......         2.54%                2.03%             (0.03)%            2.00%
NOVEMBER 30, 2000(4)TO OCTOBER 31, 2001 ....         3.60%                2.26%             (0.21)%            2.05%

CLASS Z
NOVEMBER 1, 2004 TO MAY 31, 2005 ...........         2.59%                1.15%             (0.16)%            0.99%
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 .......         1.69%                1.16%             (0.04)%            1.12%
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 .......         1.87%                1.08%             (0.01)%            1.07%
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 .......         3.55%                1.16%             (0.01)%            1.15%
NOVEMBER 1, 2000 TO OCTOBER 31, 2001 .......         5.30%                1.24%             (0.00)%            1.24%
NOVEMBER 1, 1999 TO OCTOBER 31, 2000 .......         5.60%                1.15%             (0.00)%            1.15%

                                                           PORTFOLIO        NET ASSETS AT
                                                   TOTAL    TURNOVER        END OF PERIOD
                                               RETURN(2)    RATE(11)      (000'S OMITTED)
-----------------------------------------------------------------------------------------

TOTAL RETURN BOND FUND (CONTINUED)

INSTITUTIONAL CLASS
JUNE 1, 2004 TO MAY 31, 2005 ...............         6.74%         767%       $   248,414
JULY 1, 2003(3) TO MAY 31, 2004 ............         0.38%         918%       $    50,699
JULY 1, 2002 TO JUNE 30, 2003 ..............        11.05%         544%       $    51,022
JULY 1, 2001(4) TO JUNE 30, 2002 ...........         1.90%         193%       $       202

ULTRA-SHORT DURATION BOND FUND
-----------------------------------------------------------------------------------------
CLASS A
NOVEMBER 1, 2004 TO MAY 31, 2005 ...........         1.05%           9%       $    14,948
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 .......         1.35%          28%       $    18,865
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 .......         2.45%          90%       $    31,490
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 .......         0.15%         204%       $    22,230
NOVEMBER 30, 2000(4) TO OCTOBER 31, 2001 ...         6.90%         221%       $     9,522

CLASS B
NOVEMBER 1, 2004 TO MAY 31, 2005 ...........         0.66%           9%       $     8,562
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 .......         0.37%          28%       $    10,249
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 .......         1.56%          90%       $    13,820
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 .......        (0.74)%        204%       $    13,419
NOVEMBER 30, 2000(4) TO OCTOBER 31, 2001 ...         5.82%         221%       $     3,869

CLASS C
NOVEMBER 1, 2004 TO MAY 31, 2005 ...........         0.67%           9%       $     6,473
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 .......         0.37%          28%       $    10,034
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 .......         1.56%          90%       $    16,138
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 .......        (0.63)%        204%       $     8,947
NOVEMBER 30, 2000(4)TO OCTOBER 31, 2001 ....         5.90%         221%       $     3,346

CLASS Z
NOVEMBER 1, 2004 TO MAY 31, 2005 ...........         1.18%           9%       $    12,961
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 .......         1.25%          28%       $    15,898
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 .......         2.62%          90%       $    27,021
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 .......         0.15%         204%       $    30,194
NOVEMBER 1, 2000 TO OCTOBER 31, 2001 .......         6.84%         221%       $    47,219
NOVEMBER 1, 1999 TO OCTOBER 31, 2000 .......         5.83%          59%       $    51,144

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE INCOME FUNDS                          FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(1) During each period, various fees and expenses were waived and reimbursed, as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements (Note
      3).

(2) Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

(3)   The Fund changed its fiscal year-end from June 30 to May 31.

(4)   Commencement of operations.

(5) Includes net expenses allocated from the Portfolio(s) in which the Fund invests.

(6) Portfolio turnover rate represents the activity from the Fund's investment in a Master portfolio.

(7)   Return of capital was less than $0.01 per share.

(8) Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period, because the use of undistributed income method did not accord with results of operations.

(9)   Amounts represent less than $1,000.

(10)  Includes interest expense.

(11) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(12) Gross expense ratios excluding waivers allocated from the Portfolio(s) in which the Fund invests are as follows:

      Fund                                        Gross Expense Ratio
      DIVERSIFIED BOND FUND
          ADMINISTRATOR CLASS                            1.04%

      STABLE INCOME FUND
          CLASS A                                        1.12%
          CLASS B                                        1.87%
          CLASS C                                        1.87%
          ADMINISTRATOR CLASS                            0.80%

NOTES TO FINANCIAL STATEMENTS                 WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

1. ORGANIZATION
--------------------------------------------------------------------------------

      Wells Fargo Funds Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust commenced operations on November 8, 1999, and at May 31, 2005 was comprised of 108 separate series (each, a "Fund", collectively, the "Funds"). These financial statements present the Diversified Bond Fund, High Yield Bond Fund, Income Plus Fund, Inflation-Protected Bond Fund, Intermediate Government Income Fund, Short Duration Government Bond Fund, Strategic Income Fund, Stable Income Fund, Total Return Bond Fund, and Ultra-Short Duration Bond Fund.

      In August and September 2004, the Board of Trustees of the Trust and the Boards of Directors of the Strong Funds ("Strong Funds") approved an Agreement and Plan of Reorganization providing for the reorganization of certain Strong Funds into certain Funds of the Trust.

      Effective at the close of business on April 8, 2005, the following Acquiring Funds ("Acquiring Funds") acquired substantially all of the net assets of the following Target Funds ("Target Funds") through a tax-free exchange under section 368 of the Internal Revenue Code. The following is a summary of shares outstanding and net assets immediately before and after the reorganization:

                                                      Before Reorganization                   After Reorganization
                                            -----------------------------------------     -----------------------------
                                                Target Fund            Acquiring Fund*
                                            Wells Fargo Limited-    Wells Fargo Montgomery
                                              Term Government          Short Duration            Wells Fargo Advantage
  Fund                                          Income Fund         Government Bond Fund       Short Duration Bond Fund
-----------------------------------------------------------------------------------------------------------------------
  Shares:
-----------------------------------------------------------------------------------------------------------------------
  CLASS A                                         5,109,856                4,443,585                   9,526,621
-----------------------------------------------------------------------------------------------------------------------
  CLASS B                                         1,902,816                  952,418                   2,843,954
-----------------------------------------------------------------------------------------------------------------------
  CLASS C                                                 0                2,165,218                   2,165,218
-----------------------------------------------------------------------------------------------------------------------
  ADMINISTRATOR CLASS                                     0                        0                  44,588,299
-----------------------------------------------------------------------------------------------------------------------
  INSTITUTIONAL CLASS(1)                          9,020,949               35,798,856                           0
-----------------------------------------------------------------------------------------------------------------------
  Net Assets:
  CLASS A                                        50,717,203               44,336,925                  95,054,128
-----------------------------------------------------------------------------------------------------------------------
  CLASS B                                        18,885,585                9,509,219                  28,394,804
-----------------------------------------------------------------------------------------------------------------------
  CLASS C                                                 0               21,635,010                  21,635,010
-----------------------------------------------------------------------------------------------------------------------
  ADMINISTRATOR CLASS                                     0                        0                 445,424,201
-----------------------------------------------------------------------------------------------------------------------
  INSTITUTIONAL CLASS(1)                         87,803,989              357,620,212                           0
-----------------------------------------------------------------------------------------------------------------------
  UNREALIZED APPRECIATION (DEPRECIATION)           (710,644)              (4,122,096)                 (4,832,740)
-----------------------------------------------------------------------------------------------------------------------
  ACCUMULATED NET REALIZED LOSSES                (2,120,074)              (3,376,361)                 (5,496,435)

*     DESIGNATES THE ACCOUNTING SURVIVOR.

(1) EFFECTIVE AT THE CLOSE OF BUSINESS ON APRIL 8, 2005, INSTITUTIONAL CLASS OF WELLS FARGO MONTGOMERY SHORT DURATION GOVERNMENT BOND FUND AND INSTITUTIONAL CLASS OF WELLS FARGO LIMITED-TERM GOVERNMENT INCOME FUND MERGED INTO ADMINISTRATOR CLASS OF WELLS FARGO ADVANTAGE SHORT DURATION BOND FUND.

WELLS FARGO ADVANTAGE INCOME FUNDS                 NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                                                    Before                                           After
                                                                Reorganization                                  Reorganization
                                                                --------------                                  --------------
                                      Target Fund         Target Fund        Target Fund    Acquiring Fund*
                                                                                              Wells Fargo
Fund                                Strong Advisor          Strong           Wells Fargo      Montgomery          Wells Fargo
                                       Bond Fund           Corporate         Income Fund     Total Return       Advantage Total
                                                          Income Fund                          Bond Fund       Return Bond Fund
  Shares:
----------------------------------------------------------------------------------------------------------------------------------
  CLASS A                                1,305,465                  0          1,992,136          4,031,232            6,666,474
----------------------------------------------------------------------------------------------------------------------------------
  CLASS B                                  898,996                  0          1,142,040            618,910            2,257,632
----------------------------------------------------------------------------------------------------------------------------------
  CLASS C                                  386,051                  0                  0            451,168              785,714
----------------------------------------------------------------------------------------------------------------------------------
  INSTITUTIONAL CLASS(1)                 9,407,133                  0         27,159,629         32,688,880           19,686,059
----------------------------------------------------------------------------------------------------------------------------------
  CLASS K                                3,005,443                  0                  0                  0                    0
----------------------------------------------------------------------------------------------------------------------------------
  INVESTOR CLASS                                 0          2,183,766                  0                  0                    0
----------------------------------------------------------------------------------------------------------------------------------
  CLASS Z(3)                               708,572                  0                  0                  0            2,396,048
----------------------------------------------------------------------------------------------------------------------------------
  ADMINISTRATOR CLASS(2)                         0                  0                  0                  0           56,221,860
----------------------------------------------------------------------------------------------------------------------------------
  SELECT CLASS                                   0                  0                  0         11,436,073                    0
----------------------------------------------------------------------------------------------------------------------------------
  Net Assets:
----------------------------------------------------------------------------------------------------------------------------------
  CLASS A                               13,965,906                  0         18,715,471         49,993,960           82,675,337
----------------------------------------------------------------------------------------------------------------------------------
  CLASS B                                9,623,556                  0         10,718,544          7,682,760           28,024,860
----------------------------------------------------------------------------------------------------------------------------------
  CLASS C                                4,130,633                  0                  0          5,570,594            9,701,227
----------------------------------------------------------------------------------------------------------------------------------
  INSTITUTIONAL CLASS(1)               100,550,862                  0        254,810,247        398,590,144          239,933,762
----------------------------------------------------------------------------------------------------------------------------------
  CLASS K                               32,137,915                  0                  0                  0                    0
----------------------------------------------------------------------------------------------------------------------------------
  INVESTOR CLASS                                 0         21,635,076                  0                  0                    0
----------------------------------------------------------------------------------------------------------------------------------
  CLASS Z(3)                             7,581,009                  0                  0                  0           29,216,085
----------------------------------------------------------------------------------------------------------------------------------
  ADMINISTRATOR CLASS(2)                         0                  0                  0                  0          685,538,306
----------------------------------------------------------------------------------------------------------------------------------
  SELECT CLASS                                                                                  139,382,900                    0
----------------------------------------------------------------------------------------------------------------------------------
  UNREALIZED APPRECIATION
  (DEPRECIATION)                          (657,167)          (122,536)        (1,535,409)        (5,110,365)          (7,425,477)
----------------------------------------------------------------------------------------------------------------------------------
  ACCUMULATED NET REALIZED LOSSES        3,765,790            (23,531)           (58,554)         1,181,098            4,864,803

*     DESIGNATES THE ACCOUNTING SURVIVOR.

(1) EFFECTIVE AT THE CLOSE OF BUSINESS ON APRIL 8, 2005, INSTITUTIONAL CLASS OF STRONG ADVISOR BOND FUND AND SELECT CLASS OF WELLS FARGO MONTGOMERY TOTAL RETURN BOND FUND MERGED INTO INSTITUTIONAL CLASS OF WELLS FARGO ADVANTAGE TOTAL RETURN BOND FUND.

(2) EFFECTIVE AT THE CLOSE OF BUSINESS ON APRIL 8, 2005, INSTITUTIONAL CLASS OF WELLS FARGO MONTGOMERY TOTAL RETURN BOND FUND , INSTITUTIONAL CLASS OF WELLS FARGO INCOME FUND AND CLASS K OF STRONG ADVISOR BOND FUND MERGED INTO ADMINISTRATOR CLASS OF WELLS FARGO ADVANTAGE TOTAL RETURN BOND FUND.

(3) EFFECTIVE AT THE CLOSE OF BUSINESS ON APRIL 8, 2005, CLASS Z OF STRONG ADVISOR BOND FUND AND INVESTOR CLASS OF STRONG CORPORATE INCOME FUND MERGED INTO CLASS Z OF WELLS FARGO ADVANTAGE TOTAL RETURN BOND FUND.

      The separate classes of shares offered by each Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund and earn income from the portfolio, pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing and administration fees.

      The Diversified Bond Fund, and Stable Income Fund each seek to achieve its investment objective by investing all investable assets in one or more separate diversified portfolios (each, a "Master Portfolio", collectively, the "Master Portfolios") of Wells Fargo Master Trust, a registered open-end management investment company. Each Master Portfolio directly acquires portfolio

NOTES TO FINANCIAL STATEMENTS                 WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

securities, and a Fund investing in a Master Portfolio acquires an indirect interest in those securities. Each Fund accounts for its investment in the Master Portfolios as partnership investments and records daily its share of the Master Portfolio's income, expenses, and realized and unrealized gains and losses. The financial statements of the Master Portfolios are in this report and should be read in conjunction with each Fund's financial statements. The ownership percentages of each Master Portfolio by Diversified Bond Fund and Stable Income Funds are as follows:

                                      Diversified Bond Fund   Stable Income Fund
--------------------------------------------------------------------------------
  MANAGED FIXED INCOME PORTFOLIO               10%                   N/A
--------------------------------------------------------------------------------
  STABLE INCOME PORTFOLIO                     N/A                     71%
--------------------------------------------------------------------------------
  STRATEGIC VALUE BOND PORTFOLIO               10%                   N/A
--------------------------------------------------------------------------------
  TACTICAL MATURITY BOND PORTFOLIO             10%                   N/A
--------------------------------------------------------------------------------

2. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

      The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Trust, are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies.

      The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION

      Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price. Securities listed on The NASDAQ Stock Market, Inc. are valued at the NASDAQ Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. In the absence of any sale of such securities, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the valuations are based on the latest quoted bid prices. Prior to April 1, 2005, the predecessor Strong Funds valuations were based on the mean of the bid and asked prices.

      Certain fixed income securities with maturities exceeding 60 days are valued by using a pricing service approved by the Trust's Board of Trustees. The service uses market prices as quoted by an independent pricing service or by dealers in these securities when, in the service's judgment, these prices are readily available and are representative of the securities' market values. For some securities, such prices are not readily available. These securities will generally be fair valued using methods which may include consideration of yields or prices of securities of comparable quality, coupon rate, maturity and type of issue, indications as to values from dealers in securities, trading characteristics and general market conditions.

      Debt securities maturing in 60 days or less generally are valued at amortized cost. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value.

      Investments in the Master Portfolios are valued daily based upon each fund's proportionate share of each Master Portfolio's net assets, which are also valued daily. Securities held in the Master Portfolios are valued as discussed in the Notes to Financial Statements of the Master Portfolios, which are included elsewhere in this report.

      Investments which are not valued using any of the methods discussed above are valued at their fair value as determined by procedures approved by the Board of Trustees.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

      Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily.

      Debt obligations may be placed on non-accrual status and related investment income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of income has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

      Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

FOREIGN CURRENCY TRANSLATION

      The accounting records are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or

WELLS FARGO ADVANTAGE INCOME FUNDS                 NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities, at fiscal period-end, resulting from changes in exchange rates.

      The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities at fiscal period-end are not separately presented. Such changes are recorded with net realized and unrealized gain from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

DISTRIBUTIONS TO SHAREHOLDERS

      Net investment income, if any, is declared and distributed to shareholders monthly, with the exception of the High Yield Bond, Inflation-Protected Bond, Short Duration Government Bond, Strategic Income, Total Return Bond and Ultra-Short Duration Bond Funds, for which net investment income, if any, is declared daily and distributed monthly. Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually.

      Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from GAAP. The timing and character of distributions made during the period from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications.

      At May 31, 2005, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and
Liabilities:

                                          Undistributed Net     Undistributed Net
  Fund                                    Investment Income     Realized Gain/Loss      Paid-in Capital
---------------------------------------------------------------------------------------------------------
  DIVERSIFIED BOND FUND                     $    15,201           $     30,460           $    (45,661)
---------------------------------------------------------------------------------------------------------
  HIGH YIELD BOND FUND                          (47,131)                47,129                      2
---------------------------------------------------------------------------------------------------------
  INCOME PLUS FUND                              (51,967)               210,675               (158,708)
---------------------------------------------------------------------------------------------------------
  INFLATION-PROTECTED BOND FUND                      (2)                     0                      2
---------------------------------------------------------------------------------------------------------
  INTERMEDIATE GOVERNMENT INCOME FUND         6,038,269             (4,434,645)            (1,603,624)
---------------------------------------------------------------------------------------------------------
  SHORT DURATION GOVERNMENT BOND FUND         2,378,489            (10,358,493)             7,980,004
---------------------------------------------------------------------------------------------------------
  STABLE INCOME FUND                           (589,833)               703,210               (113,377)
---------------------------------------------------------------------------------------------------------
  STRATEGIC INCOME FUND                           8,220                 (8,220)                     0
---------------------------------------------------------------------------------------------------------
  TOTAL RETURN BOND FUND                        728,453            (23,833,018)            23,104,565
---------------------------------------------------------------------------------------------------------
  ULTRA-SHORT DURATION BOND FUND                129,859               (129,859)                     0

      If the principal value of an inflation-protected debt security is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as return of capital. Estimates of inflation may be used in the determination of monthly income dividend rates.

FEDERAL INCOME TAXES

      Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund of the Trust to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under subchapter M of the Internal Revenue Code (the "Code"), and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required at May 31, 2005.

      At May 31, 2005, estimated net capital loss carryforwards, which are available to offset future net realized capital gains, were:

  Fund                                    Year Expires    Capital Loss Carryforwards
---------------------------------------------------------------------------------------
  INCOME PLUS FUND                              2008                $ 1,519,396
                                                2009                  3,794,875
                                                2010                  1,439,682
                                                2011                    484,626
                                                2013                    210,712
---------------------------------------------------------------------------------------
  INTERMEDIATE GOVERNMENT INCOME FUND           2006                     44,683
                                                2007                  8,798,825
                                                2008                 17,842,488
                                                2012                  8,757,525
                                                2013                  4,919,342

NOTES TO FINANCIAL STATEMENTS                 WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

  Fund                                    Year Expires    Capital Loss Carryforwards
---------------------------------------------------------------------------------------
  SHORT DURATION GOVERNMENT BOND FUND           2006                  2,716,954
                                                2007                  1,422,016
                                                2008                    471,758
                                                2012                  3,043,490
                                                2013                  3,149,457
---------------------------------------------------------------------------------------
  STABLE INCOME FUND                            2006                     95,212
                                                2007                    106,433
                                                2008                    185,398
                                                2009                     88,159
                                                2011                    623,902
                                                2012                    688,353
                                                2013                    327,691
---------------------------------------------------------------------------------------
  TOTAL RETURN BOND FUND                        2006                  6,002,613
                                                2007                 12,367,877
                                                2008                  1,017,826
                                                2012                  1,476,555
                                                2013                  1,289,153
---------------------------------------------------------------------------------------
  ULTRA-SHORT DURATION BOND FUND                2006                  3,548,671
                                                2008                    240,514
                                                2010                  3,205,247
                                                2011                  1,042,242
                                                2012                    203,609

      The capital loss carryforwards may include capital losses acquired from a merger as discussed in Note 1. The yearly utilization of any acquired capital loss is limited by the Code.

      At May 31, 2005, current year deferred post-October capital losses, which will be treated as realized for tax purposes on the first day of the succeeding year, were:


  Fund                                        Deferred Post-October Capital Loss
--------------------------------------------------------------------------------
  HIGH YIELD BOND FUND                                   $   229,291
--------------------------------------------------------------------------------
  INCOME PLUS FUND                                           114,197
--------------------------------------------------------------------------------
  INTERMEDIATE GOVERNMENT INCOME FUND                      6,326,042
--------------------------------------------------------------------------------
  SHORT DURATION GOVERNMENT BOND FUND                      4,346,517
--------------------------------------------------------------------------------
  STABLE INCOME FUND                                         653,084
--------------------------------------------------------------------------------
  TOTAL RETURN BOND FUND                                     506,243
--------------------------------------------------------------------------------
  ULTRA-SHORT DURATION BOND FUND                              67,506
--------------------------------------------------------------------------------

FORWARD FOREIGN CURRENCY CONTRACTS

      The Fund(s) may enter into forward foreign currency contracts to protect against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or between foreign currencies. A forward contract is an agreement between two counterparties for future delivery or receipt of currency at a specified price. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Realized gains or losses are recognized when the transaction is completed. Contracts which have been offset but have not reached their settlement date are included in unrealized gains and losses.

      As of May 31, 2005, outstanding forward contracts were as follows:

                                Currency                                               Currency       Net Unrealized
                              Amount to be        Type Of            Settlement      Amount to be     Appreciaition/
  Fund                         Delivered          Currency              Date           Received       (Depreciation)
----------------------------------------------------------------------------------------------------------------------
  INCOME PLUS FUND             1,832,000            Euro              6/17/2005      $ 2,345,052       $ 81,848
----------------------------------------------------------------------------------------------------------------------
  INCOME PLUS FUND               616,000       British Pound          6/17/2005        1,150,010         28,256
----------------------------------------------------------------------------------------------------------------------
  INCOME PLUS FUND             1,775,000     New Zealand Dollar       6/17/2005        1,289,005         37,714
----------------------------------------------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE INCOME FUNDS                 NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

FUTURES CONTRACTS

      The Fund(s) may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission (the "SEC") for long futures positions, the Fund is required to segregate highly liquid securities as permitted by the SEC in connection with futures transactions in an amount generally equal to the entire value of the underlying contracts. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities. At May 31, 2005, the following Fund(s) held futures contracts:

                                                                                                           Net Unrealized
                                                                           Expiration         Notional      Appreciation
  Fund                                  Contracts          Type               Date             Amount      (Depreciation)
---------------------------------------------------------------------------------------------------------------------------
  INTERMEDIATE GOVERNMENT
  INCOME FUND                           190 Long      US 10 Year Note    September, 2005    $21,420,386       $100,082
---------------------------------------------------------------------------------------------------------------------------
  ULTRA-SHORT DURATION BOND FUND        16 Short       US 2 Year Note    September, 2005      3,321,182         (2,318)
                                        13 Short       US 5 Year Note    September, 2005      1,413,898            (56)

INVESTMENTS SOLD SHORT

      Certain Funds may engage in short-selling to the extent permitted by the Fund's investment policies in attempting to increase investment return. In a short sale transaction, the Fund borrows a security which it then delivers to settle a sale. The Fund is obligated to replace the security borrowed by purchasing the security at current market value at a future date. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, it will maintain daily, a segregated account with a broker and /or custodian, of cash and /or other liquid securities sufficient to cover its short position. Securities sold short at May 31, 2005, if any, and their related market values and proceeds are set forth in the Schedule of Investments Sold Short.

MORTGAGE DOLLAR ROLL TRANSACTIONS

      The Fund(s) may engage in mortgage dollar roll transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. In a mortgage dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer and simultaneously agrees to repurchase a substantially similar security from the institution at a later date at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different pre-payment histories. During the roll period, a Fund foregoes principal and interest paid on the securities. A Fund is compensated by the difference between the current sales price and the forward price for the future purchase as well as by the earnings on the cash proceeds of the initial sale. Mortgage dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Funds account for mortgage dollar roll transactions as purchases and sales.

REPURCHASE AGREEMENTS

      The Fund(s) may invest in repurchase agreements and may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Funds Management, LLC. The repurchase agreements must be fully collateralized based on values that are marked to market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the custodian's responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. The repurchase agreements are collateralized by instruments such as U.S. Treasury, federal agency, or high-grade corporate obligations. There could be potential loss to a Fund in the event that such Fund is delayed or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the underlying obligations during the period in which a Fund seeks to assert its rights.

SECURITY LOANS

      The Fund(s) may loan securities in return for securities and cash collateral, which is invested in various short-term fixed income securities. A Fund may receive compensation for lending securities in the form of fees or by retaining a portion of interest on the investment securities or cash received as collateral. A Fund also continues to receive interest or dividends on the securities loaned. Security loans are secured at all times by collateral. The collateral is equal to at least 102% of the market value of the securities loaned plus accrued interest when the transaction is entered into. If the collateral falls to 100%, it will be brought back to 102%. Gain or loss in the market price of the securities loaned that may occur during the term of the loan are reflected in the value of the Fund. The risks from securities lending are that the borrower may not provide additional collateral when required or return the securities when due or when called for by the Fund. Wells Fargo Bank, N.A., the Funds' custodian, acts as the securities lending agent for the Funds and receives for its services 40% of the revenues earned on the securities

NOTES TO FINANCIAL STATEMENTS                 WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

lending activities and incurs all expenses. The value of the securities on loan and the value of the related collateral at May 31, 2005 are shown on the Statement of Assets and Liabilities.

WHEN-ISSUED TRANSACTIONS

      Each Fund may purchase securities on a forward commitment or 'when-issued' basis. A Fund records a when-issued transaction on the trade date and will segregate with the custodian qualifying assets having a value sufficient to make payment for the securities purchased. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

SWAP CONTRACTS

      The Funds may enter into various hedging transactions, such as interest rate swaps to preserve a return or spread on a particular investment or portion of its portfolio, to create synthetic adjustable-rate mortgage securities or for other purposes. Swaps involve the exchange of commitments to make or receive payments, e.g., an exchange of floating-rate payments for fixed rate payments. The Funds record as an increase or decrease to realized gain/loss, the amount due or owed by the Funds at termination or settlement. Swaps are valued based on prices quoted by independent brokers. These valuations represent the net present value of all future cash settlement amounts based on implied forward interest rates or index values. As of May 31, 2005, the Funds were not directly engaged in interest rate swap contracts. However, the Diversified Bond Fund and Stable Income Fund participated indirectly through their investment in affiliated Master Portfolios.

3. EXPENSES
--------------------------------------------------------------------------------

ADVISORY FEES

      The Trust has entered into an advisory contract with Wells Fargo Funds Management, LLC ("Funds Management"). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management.

      Pursuant to the contract, Funds Management is entitled to receive an advisory fee for its services as adviser. Funds Management may retain the services of certain investment sub-advisers to provide daily portfolio management. The fees related to sub-advisory services are borne directly by the adviser and do not increase the overall fees paid by a Fund to the adviser. Funds Management and the investment sub-adviser(s) are entitled to be paid a monthly fee at the following annual rates:

                                                                                                                    Sub-Advisory
                                                                                                                        Fees
                                              Advisory Fees*                                                        (% of Average
                           Average Daily       (% of Average                                    Average Daily         Daily Net
  Fund                       Net Assets      Daily Net Assets)         Sub-Adviser                Net Assets           Assets)
----------------------------------------------------------------------------------------------------------------------------------
  HIGH YIELD BOND FUND     $0 - 499 million      0.550             Sutter Advisors LLC           $0 - 50 million        0.500
                         $500 - 999 million      0.500                                         $50 - 100 million        0.400
                         $1 - $2.99 billion      0.450                                            > $100 million        0.300
                          $3 - 4.99 billion      0.425
                             >$4.99 billion      0.400
----------------------------------------------------------------------------------------------------------------------------------
  INCOME PLUS FUND        $0 - $499 million      0.550           Wells Capital Management       $0 - 400 million        0.200
                        $500 - $999 million      0.500                 Incorporated           $400 - 800 million        0.175
                         $1 - $2.99 billion      0.450                                            > $800 million        0.150
                         $3 - $4.99 billion      0.425
                            > $4.99 billion      0.400
----------------------------------------------------------------------------------------------------------------------------------
  INFLATION PROTECTED     $0 - $499 million      0.450           Wells Capital Management       $0 - 400 million        0.150
  BOND FUND             $500 - $999 million      0.400                 Incorporated           $400 - 800 million        0.125
                         $1 - $2.99 billion      0.350                                            > $800 million        0.100
                         $3 - $4.99 billion      0.325
                            > $4.99 billion      0.300
----------------------------------------------------------------------------------------------------------------------------------
  INTERMEDIATE            $0 - $499 million      0.450           Wells Capital Management       $0 - 400 million        0.150
  GOVERNMENT            $500 - $999 million      0.400                 Incorporated           $400 - 800 million        0.125
  INCOME FUND            $1 - $2.99 billion      0.350                                            > $800 million        0.100
                         $3 - $4.99 billion      0.325
                            > $4.99 billion      0.300
----------------------------------------------------------------------------------------------------------------------------------
  SHORT                   $0 - $499 million      0.450           Wells Capital Management       $0 - 400 million        0.150
  DURATION              $500 - $999 million      0.400                 Incorporated           $400 - 800 million        0.125
  GOVERNMENT             $1 - $2.99 billion      0.350                                            > $800 million        0.100
  BOND FUND              $3 - $4.99 billion      0.325
                            > $4.99 billion      0.300
----------------------------------------------------------------------------------------------------------------------------------
  STRATEGIC               $0 - $499 million      0.450           Wells Capital Management       $0 - 400 million        0.200
  INCOME                $500 - $999 million      0.400                 Incorporated           $400 - 800 million        0.175
  FUND**                 $1 - $2.99 billion      0.350                                            > $800 million        0.150
                         $3 - $4.99 billion      0.325
                            > $4.99 billion      0.300

WELLS FARGO ADVANTAGE INCOME FUNDS                 NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                                                                                                    Sub-Advisory
                                                                                                                        Fees
                                              Advisory Fees*                                                        (% of Average
                           Average Daily       (% of Average                                    Average Daily         Daily Net
  Fund                       Net Assets      Daily Net Assets)         Sub-Adviser                Net Assets           Assets)
----------------------------------------------------------------------------------------------------------------------------------
  TOTAL                   $0 - $499 million      0.450           Wells Capital Management       $0 - 400 million        0.150
  RETURN BOND           $500 - $999 million      0.400                 Incorporated           $400 - 800 million        0.125
  FUND                   $1 - $2.99 billion      0.350                                            > $800 million        0.100
                         $3 - $4.99 billion      0.325
                            > $4.99 billion      0.300
----------------------------------------------------------------------------------------------------------------------------------
  ULTRA-SHORT             $0 - $499 million      0.450           Wells Capital Management       $0 - 400 million        0.200
  DURATION BOND         $500 - $999 million      0.400                 Incorporated          $400  - 800 million        0.175
  FUND**                 $1 - $2.99 billion      0.350                                            > $800 million        0.150
                         $3 - $4.99 billion      0.325
                            > $4.99 billion      0.300

* Effective August 2, 2004. Prior to August 2, 2004, Funds Management was entitled to be paid a monthly advisory fee at the following annual rates:

                                                        Advisory Fee
  Fund                                         (% Of Average Daily Net Assets)
--------------------------------------------------------------------------------
  HIGH YIELD BOND FUND                                      0.60
--------------------------------------------------------------------------------
  INCOME PLUS FUND                                          0.60
--------------------------------------------------------------------------------
  INFLATION-PROTECTED BOND FUND                             0.50
--------------------------------------------------------------------------------
  INTERMEDIATE GOVERNMENT INCOME FUND                       0.50
--------------------------------------------------------------------------------
  SHORT DURATION GOVERNMENT BOND FUND                       0.50
--------------------------------------------------------------------------------
  TOTAL RETURN BOND FUND                                    0.50

** Effective April 11, 2005. Prior to January 1, 2005, Strong Capital Management, Inc. ("SCM") served as investment adviser to each of the predecessor Strong Funds. From January 1, 2005 through April 10, 2005, Funds Management served as interim investment adviser to each of the predecessor Strong Funds. Both SCM and Funds Management, for their respective periods of time during the reporting period, were entitled to receive an annual fee at the following rates:

                       Advisory Fees
                                              Average Daily          (% of Average
  Fund                                         Net Assets           Daily Net Assets)
--------------------------------------------------------------------------------------
  STRATEGIC INCOME FUND                           $0 - 4 billion         0.500
                                         $4 billion - $6 billion         0.475
                                                     >$6 billion         0.450
--------------------------------------------------------------------------------------
  ULTRA-SHORT DURATION                            $0 - 4 billion         0.375
  BOND FUND                              $4 billion - $6 billion         0.350
                                                     >$6 billion         0.450

      For each Fund that is invested in multiple Master Portfolios, Funds Management is entitled to receive an investment advisory fee of 0.25% of each Fund's average daily net assets for providing advisory services, including the determination of the asset allocations of each Fund's investments in the various Master Portfolios.

      For each Fund that invests all of its assets in single Master Portfolios, Funds Management does not currently receive investment advisory fees. Funds Management acts as adviser to the Master Portfolios, and is entitled to receive fees from the Master Portfolios for those services.

      Each Fund that invests its assets in one or more of the Master Portfolios may withdraw its investments from its corresponding Master Portfolio(s) at any time if the Board of Trustees determines that it is in the best interest of the Fund to do so. Upon such redemption and subsequent direct investment in a portfolio of securities, Funds Management (and the corresponding sub-adviser, if any) may receive an investment advisory fee for the direct management of those assets.

NOTES TO FINANCIAL STATEMENTS                 WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

ADMINISTRATION AND TRANSFER AGENT FEES

      The Trust has entered into an Administration Agreement with Funds Management. Under this Agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive the following annual fees:

                                                            Admin Fees****
                               Average Daily                (% of Average
                                Net Assets                Daily Net Assets)
-----------------------------------------------------------------------------
  FUND LEVEL*                    $0 - 4.99 billion              0.05
                                 $5 - 9.99 billion              0.04
                                    > 9.99 billion              0.03
-----------------------------------------------------------------------------
  CLASS A                                                       0.28
-----------------------------------------------------------------------------
  CLASS B                                                       0.28
-----------------------------------------------------------------------------
  CLASS C                                                       0.28
-----------------------------------------------------------------------------
  CLASS Z                                                       0.45
-----------------------------------------------------------------------------
  ADMINISTRATOR CLASS**                                         0.10
-----------------------------------------------------------------------------
  INSTITUTIONAL CLASS***                                        0.08
-----------------------------------------------------------------------------

   * Effective August 2, 2004. Prior to August 2, 2004, Funds Management was entitled to be paid a fund level administration fee of 0.05% of average daily net assets.

  **  Prior to April 11, 2005, the class level fee was 0.20%.

 ***  Prior to April 11, 2005, the class level fee was 0.10%

**** For the Strategic Income Fund and Ultra-Short Duration Bond Fund, these rates are effective April 11, 2005. Prior to April 11, 2005, Strong Investor Services, Inc. ("SISI") served as administrator to each of the predecessor Strong Funds and was entitled to receive an annual fee at the following rates:

                                      Admin Fees (% of Average Daily Net Assets)
--------------------------------------------------------------------------------
  CLASS A, B, C AND Z                                    0.28
--------------------------------------------------------------------------------

      The Trust has entered into an agreement with Boston Financial Data Services, Inc. ("BFDS") as the transfer agent for the Trust. For the Strategic Income Fund and Ultra-Short Duration Fund, the agreement with BFDS was entered into on March 14, 2005. Prior to March 14, 2005, SISI served as transfer agent to each of the predecessor Strong Funds. BFDS is entitled to receive fees from the administrator for its services as transfer agent. For the predecessor Strong Funds transfer agent fees were paid by the Funds themselves prior to April 11, 2005. For financial statement presentation, transfer agent fees for the period November 1, 2004 through April 11, 2005, as shown below have been combined with administration fees.

                                           Transfer Agent Fees and Other Related Expenses
  Fund                               Class A                Class B                Class C               Class Z
------------------------------------------------------------------------------------------------------------------
  STRATEGIC INCOME FUND            $ 11,964                $ 9,028                 $ 3,094                  N/A
------------------------------------------------------------------------------------------------------------------
  ULTRA-SHORT DURATION BOND FUND     14,154                  8,556                   7,432               13,989

CUSTODY FEES

      The Trust has entered into a contract with Wells Fargo Bank, N.A. ("WFB"), whereby WFB is responsible for providing custody services. Pursuant to the contract, WFB is entitled to certain transaction charges plus a monthly fee for custody services at the following annual rates:

                                                 % Of Average Daily Net Assets
--------------------------------------------------------------------------------
        ALL INCOME FUNDS                                      0.02
--------------------------------------------------------------------------------

      Prior to March 27, 2005, State Street served as custodian for the Strong Advisor Strategic Income Fund. Prior to March 21, 2005, State Street served as custodian for the Strong Advisor Short Duration Bond Fund. State Street was entitled to receive a fee that was substantially transaction-based.

      WFB does not receive a custodial fee for any Fund that invests its assets solely in one or more Master Portfolios or other investment companies.

WELLS FARGO ADVANTAGE INCOME FUNDS                 NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

SHAREHOLDER SERVICING FEES

      The Trust has entered into contracts with one or more shareholder servicing agents, whereby each Fund is charged the following annual fees:

  Share Class                                   % of Average Daily Net Assets*
--------------------------------------------------------------------------------
  CLASS A, CLASS B, CLASS C, CLASS Z,
  ADMINISTRATOR CLASS                                             0.25
--------------------------------------------------------------------------------
  INSTITUTIONAL CLASS                                             0.00

   * For the Strategic Income Fund and Ultra-Short Duration Bond Fund, these rates are effective April 11, 2005. Prior to April 11, 2005, shareholder servicing fees for the predecessor Strong Funds, if any, were included in the Strong Funds' 12b-1 distribution and service plan.

      For the Diversified Bond Fund, these rates are effective April 11, 2005. Prior to April 11, 2005, this fund did not charge shareholder servicing fees.

      For the year ended May 31, 2005, shareholder servicing fees paid were as follows:

                                                                                      Administrator     Institutional
  Fund                            Class A        Class B      Class C      Class Z        Class             Class
-----------------------------------------------------------------------------------------------------------------------
  DIVERSIFIED BOND FUND               N/A           N/A           N/A         N/A        $47,496             N/A
-----------------------------------------------------------------------------------------------------------------------
  HIGH YIELD BOND FUND            624,889        70,353        61,174         N/A            N/A             N/A
-----------------------------------------------------------------------------------------------------------------------
  INCOME PLUS FUND                 95,343        68,620        17,190         N/A            N/A             N/A
-----------------------------------------------------------------------------------------------------------------------
  INFLATION-PROTECTED
    BOND FUND                      65,851        28,906        32,048         N/A         17,583             N/A
-----------------------------------------------------------------------------------------------------------------------
  INTERMEDIATE GOVERNMENT
    INCOME FUND                   405,005        96,556        41,647         N/A        137,525             N/A
-----------------------------------------------------------------------------------------------------------------------
  SHORT DURATION GOVERNMENT
-----------------------------------------------------------------------------------------------------------------------
  BOND FUND                       135,373        30,993        65,593         N/A        155,887               0
-----------------------------------------------------------------------------------------------------------------------
  STABLE INCOME FUND              312,529        70,558        23,858         N/A        124,624             N/A
-----------------------------------------------------------------------------------------------------------------------
  STRATEGIC INCOME FUND**           4,646         3,628         1,380         N/A            N/A             N/A
-----------------------------------------------------------------------------------------------------------------------
  TOTAL RETURN BOND FUND          133,106        26,742        16,308      10,243        627,256               0
-----------------------------------------------------------------------------------------------------------------------
  ULTRA-SHORT DURATION
    BOND FUND**                     5,311         3,060         2,217       4,561            N/A             N/A

  ** Total shareholder servicing fees shown are for the period April 11, 2005 through May 31, 2005.

DISTRIBUTION FEES

      The Trust has adopted a Distribution Plan (the "Plan") for Class B and Class C shares of the applicable Funds pursuant to Rule 12b-1 under the 1940 Act. Effective April 11, 2005, distribution fees are charged to the Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC at an annual rate of 0.75% of average daily net assets. Prior to April 11, 2005, distribution fees for the Wells Fargo Funds were paid to Stephens Inc. at the same annual rate.

      Prior to April 11, 2005, the predecessor Strong Funds adopted a 12b-1 distribution and service plan under the 1940 Act on behalf of the Class A, B, and C shares. Under the plan, Strong Investments, Inc. was paid an annual rate of 0.25%, 1.00%, and 1.00%, respectively, of the average daily net assets of Class A, B, and C shares.

      For the year ended May 31, 2005, distribution fees paid are disclosed on the Statement of Operations.

OTHER FEES

      PFPC, Inc. ("PFPC") serves as fund accountant for the Trust and is entitled to receive an annual asset based fee, and an annual fixed fee from each Fund. PFPC is also entitled to be reimbursed for all out-of-pocket expenses reasonably incurred in providing these services. Prior to March 27, 2005, State Street served as fund accountant for the Strong Advisor Strategic Income Fund. Prior to March 21, 2005, State Street served as fund accountant for the Strong Advisor Ultra-Short Duration Bond Fund. Fund accounting fees were paid by the Funds' administrator through April 10, 2005, and not by the Funds.

WAIVED FEES AND REIMBURSED EXPENSES

      All amounts shown as waived fees or reimbursed expenses in the Statement of Operations, for the year ended May 31, 2005, were waived by Funds Management proportionately from all classes, first from advisory fees, and then from any Class specific expenses, if any. Net operating expense ratios during the period were as follows:

NOTES TO FINANCIAL STATEMENTS                 WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

                                        Net Operating Expense Ratios
                                                                                      Administrator     Institutional
  Fund                            Class A        Class B      Class C      Class Z        Class             Class
-----------------------------------------------------------------------------------------------------------------------
  DIVERSIFIED BOND FUND               N/A           N/A           N/A         N/A           0.70%            N/A
-----------------------------------------------------------------------------------------------------------------------
  HIGH YIELD BOND FUND               1.15%         1.90%         1.90%        N/A            N/A             N/A
-----------------------------------------------------------------------------------------------------------------------
  INCOME PLUS FUND                   1.00%         1.75%         1.75%        N/A            N/A             N/A
-----------------------------------------------------------------------------------------------------------------------
  INFLATION-PROTECTED
    BOND FUND                        0.85%         1.60%         1.60%        N/A           0.60%            N/A
-----------------------------------------------------------------------------------------------------------------------
  INTERMEDIATE GOVERNMENT
    INCOME FUND                      0.95%         1.70%         1.70%        N/A           0.70%            N/A
-----------------------------------------------------------------------------------------------------------------------
  SHORT DURATION GOVERNMENT
  BOND FUND                          0.85%         1.60%         1.60%        N/A           0.60%           0.42%
-----------------------------------------------------------------------------------------------------------------------
  STABLE INCOME FUND                 0.90%         1.65%         1.65%        N/A           0.65%            N/A
-----------------------------------------------------------------------------------------------------------------------
  STRATEGIC INCOME FUND*             1.10%         1.85%         1.85%        N/A            N/A             N/A
-----------------------------------------------------------------------------------------------------------------------
  TOTAL RETURN BOND FUND             0.90%         1.65%         1.65%       0.95%          0.70%           0.42%
-----------------------------------------------------------------------------------------------------------------------
  ULTRA-SHORT DURATION
    BOND FUND*                       0.80%         1.55%         1.55%       0.97%           N/A             N/A

   * The rates for these funds were in effect from April 11, 2005 through May 31, 2005. Prior to April 11, 2005, the predecessor Strong Funds' adviser and/or administrator could voluntarily waive or absorb certain expenses at their discretion. Pursuant to the direction of the Strong Funds Board of Directors and certain regulatory settlements, SCM had contractually agreed to waive fees and/or absorb expenses in the amount of 0.033% for the Strong Advisor Bond Fund and Strong Advisor Strategic Income Fund from May 21, 2004 to May 21, 2005. However, effective April 11, 2005, the Funds are subject to a different expense structure. SISI also allocated to each Fund certain charges or credits resulting from transfer agency banking activities based on each class' level subscription and redemption activity. Transfer Agency Banking Credits allocated by SISI, if any, served to reduce the transfer agency expenses incurred by the Funds. From November 1, 2004 through April 10, 2005, the expense offsets that are included in the waived fees and reimbursed expenses amount on the Statement of Operations are as follows:

                                               Waived Fees and Reimbursed Expenses
  Fund                                  Fund Level      Class A       Class B      Class C
---------------------------------------------------------------------------------------------
  STRATEGIC INCOME FUND                  $ 5,413       $ 27,804       $     0      $     0
---------------------------------------------------------------------------------------------
  ULTRA-SHORT DURATION BOND FUND           8,388         15,186         1,037        4,532

4. INVESTMENT PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

      Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) for the year ended May 31, 2005, were as follows:

  Fund                                    Purchases at Cost     Sales Proceeds
--------------------------------------------------------------------------------
  DIVERSIFIED BOND FUND**                    $   81,655,913     $   69,815,334
--------------------------------------------------------------------------------
  HIGH YIELD BOND FUND                          232,168,015       270, 644,132
--------------------------------------------------------------------------------
  INCOME PLUS FUND                               88,848,750        111,441,518
--------------------------------------------------------------------------------
  INFLATION-PROTECTED BOND FUND                 396,345,919        362,603,515
--------------------------------------------------------------------------------
  INTERMEDIATE GOVERNMENT INCOME FUND         1,656,141,994      1,711,400,767
--------------------------------------------------------------------------------
  SHORT DURATION GOVERNMENT BOND FUND         1,215,788,425      1,199,483,287
--------------------------------------------------------------------------------
  STABLE INCOME FUND**                          244,391,720        383,980,325
--------------------------------------------------------------------------------
  STRATEGIC INCOME FUND***                       19,858,360         19,805,934
--------------------------------------------------------------------------------
  TOTAL RETURN BOND FUND                      4,473,093,682      4,054,184,753
--------------------------------------------------------------------------------
  ULTRA-SHORT DURATION BOND FUND***               4,178,619          8,506,145

  ** These Funds seek to achieve their investment objective by investing some or all of their investable assets in one or more Master Portfolios. Purchases and sales related to these investments have been calculated by aggregating the results of multiplying such Fund's ownership percentage of the respective Master Portfolio by the corresponding Master Portfolio's purchases and sales.

 *** Total purchases and sales shown are for the period November 1, 2004 through May 31, 2005.

WELLS FARGO ADVANTAGE INCOME FUNDS                 NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5. BANK BORROWINGS
--------------------------------------------------------------------------------

      Wells Fargo Funds Trust and Wells Fargo Variable Trust (excluding the money market funds) share in a revolving Credit Agreement with The Bank of New York, whereby the Funds are permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. The agreement permits borrowings of up to $150 million, collectively. Interest is charged to each Fund based on its borrowing at a rate equal to the Federal Funds Rate plus 0.40%. In addition, the Funds pay a quarterly commitment fee equal to 0.1% per annum of the credit line. For the year ended May 31, 2005, there were no borrowings under the agreement.

      Prior to April 11, 2005, the predecessor Strong Funds had established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes. Combined borrowings among all participating Strong Funds were subject to a $200 million cap on the total LOC. For an individual fund, borrowings under the LOC were limited to either the lesser of 15% of the market value of the fund's total assets or any explicit borrowing limits in the fund's registration statement. The principal amount of each borrowing under the LOC was due not more than 45 days after the date of the borrowing. Borrowings under the LOC accrued interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum was incurred on the unused portion of the LOC and was allocated to all participating Strong Funds based on their net assets. For the period November 1, 2004 through April 10, 2005, there were no borrowings under the agreement.

6. DISTRIBUTION TO SHAREHOLDERS
--------------------------------------------------------------------------------

      The tax character of distributions paid during the years ended May 31, 2005 and May 31, 2004 was as follows:

                                                    Long-Term        Dividends Paid         Return
                      Ordinary Income              Capital Gain      on Redemption        of Capital                Total
  Fund                 2005         2004         2005       2004     2005     2004      2005       2004       2005         2004
------------------------------------------------------------------------------------------------------------------------------------
  DIVERSIFIED
    BOND FUND    $ 5,903,915   $10,376,704  $  715,919   $380,319     $ 0   $    0       $ 0    $     0  $ 6,619,834  $ 10,757,023
------------------------------------------------------------------------------------------------------------------------------------
  HIGH YIELD
    BOND FUND     23,863,333    17,588,061   3,606,984          0       0   13,000         0          0   27,470,317    17,601,061
------------------------------------------------------------------------------------------------------------------------------------
  INCOME PLUS
    FUND           3,813,855     4,107,828           0          0       0        0         0          0    3,813,855     4,107,828
------------------------------------------------------------------------------------------------------------------------------------
  INFLATION-
    PROTECTED
    BOND FUND      3,030,149     1,014,335      62,990          0       0        0         0          0    3,093,139     1,014,335
------------------------------------------------------------------------------------------------------------------------------------
  INTERMEDIATE
    GOVERNMENT
    INCOME FUND   25,016,472    33,757,649           0          0       0        0         0          0   25,016,472    33,757,649
------------------------------------------------------------------------------------------------------------------------------------
  SHORT DURATION
    GOVERNMENT
    BOND FUND     14,245,316    11,385,678           0    173,763       0        0         0          0   14,245,316    11,559,441
------------------------------------------------------------------------------------------------------------------------------------
  STABLE INCOME
  FUND             9,212,733    13,696,576           0          0       0        0         0    914,229    9,212,733    14,610,805
------------------------------------------------------------------------------------------------------------------------------------
  STRATEGIC
  INCOME FUND        925,728     1,606,741           0          0       0        0         0          0      925,728     1,606,741
------------------------------------------------------------------------------------------------------------------------------------
  TOTAL RETURN
  BOND FUND       21,222,659     8,993,099           0    338,184       0        0         0          0   21,222,659     9,331,283
------------------------------------------------------------------------------------------------------------------------------------
  ULTRA-SHORT
  DURATION
  BOND FUND          767,048     1,493,550           0          0       0        0         0          0      767,048     1,493,550

NOTES TO FINANCIAL STATEMENTS                 WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

      As of May 31, 2005, the components of distributable earnings on a tax basis are shown in the table below. The difference between book basis and tax basis appreciation is attributable to primarily to the tax deferral of losses on wash sales and cost basis adjustments related to premium amortization (only for funds that have elected not to amortize premium for tax purposes).

                                                                             Unrealized
                                         Undistributed     Undistributed    Appreciation      Capital Loss
  Fund                                  Ordinary Income   Long-Term Gain   (Depreciation)     Carryforward*        Total
------------------------------------------------------------------------------------------------------------------------------
  DIVERSIFIED BOND FUND                    $  118,928         $334,702      $  5,353,394      $          0     $   5,807,024
------------------------------------------------------------------------------------------------------------------------------
  HIGH YIELD BOND FUND                        474,592           41,736        (1,244,008)         (229,291)         (956,971)
------------------------------------------------------------------------------------------------------------------------------
  INCOME PLUS FUND                                  0                0           892,827        (7,563,480)       (6,670,653)
------------------------------------------------------------------------------------------------------------------------------
  INFLATION-PROTECTED BOND FUND             2,562,368          608,624           673,235                 0         3,844,227
------------------------------------------------------------------------------------------------------------------------------
  INTERMEDIATE GOVERNMENT INCOME FUND         461,342                0           509,224       (46,688,905)      (45,718,339)
------------------------------------------------------------------------------------------------------------------------------
  SHORT DURATION GOVERNMENT BOND FUND         834,586                0        (2,797,163)      (15,150,192)      (17,112,769)
------------------------------------------------------------------------------------------------------------------------------
  STABLE INCOME FUND                          488,990                0         1,175,864        (2,768,232)       (1,103,378)
------------------------------------------------------------------------------------------------------------------------------
  STRATEGIC INCOME FUND                        17,372          451,620           132,115                 0           601,107
------------------------------------------------------------------------------------------------------------------------------
  TOTAL RETURN BOND FUND                    1,492,588                0         7,944,884       (22,660,267)      (13,222,795)
------------------------------------------------------------------------------------------------------------------------------
  ULTRA-SHORT DURATION BOND FUND                6,180                0           326,829        (8,307,789)       (7,974,780)

   * This amount includes any post-October loss, which will reverse on the first day of the following fiscal year.

7. LEGAL AND REGULATORY MATTERS
--------------------------------------------------------------------------------

      In 2004, the predecessor funds' investment adviser and affiliates (collectively, "Strong") entered into agreements with certain regulators, including the Securities and Exchange Commission and the New York Attorney General ("NYAG"), to settle market-timing investigations. In the settlements, Strong agreed to pay investor restoration and civil penalties. Although some portion of these payments is likely to be distributed to predecessor fund shareholders, no determination has yet been made as to the distribution of these amounts, and the successor funds are not expected to receive any portion of these payments. The NYAG settlement also imposed fee reductions across the predecessor fund complex (excluding money market funds and very short-term income funds) totaling at least $7 million a year for five years or $35 million by May 2009. The current Funds' adviser has agreed to honor these fee reductions for the benefit of shareholders across the successor funds. Although civil litigation against Strong and certain predecessor funds relating to these matters is continuing, neither the current adviser nor the successor funds is a party to any such suit.

WELLS FARGO ADVANTAGE INCOME FUNDS                 NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

8. CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------

      As of May 31, 2005, the Trust has authorized an unlimited number of shares of beneficial interest without par value. Transactions in capital shares for each Fund are disclosed below: FOR THE YEAR ENDED MAY 31, 2005FOR THE YEAR ENDED MAY 31, 2004

                                                                                                FOR THE YEAR ENDED MAY 31, 2004
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   NET INCREASE
                                                                       SHARES ISSUED ON                              (DECREASE)
                                                             SHARES        REINVESTMENT              SHARES           IN SHARES
FUND NAME                                                      SOLD    OF DISTRIBUTIONS            REDEEMED         OUTSTANDING
-------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED BOND FUND
-------------------------------------------------------------------------------------------------------------------------------
Administrator Class(3) ...........................        1,499,423             163,003          (4,001,463)         (2,339,037)
HIGH YIELD BOND FUND
-------------------------------------------------------------------------------------------------------------------------------
Class A ..........................................        4,649,806           1,416,570          (9,578,181)         (3,511,805)
Class B ..........................................          418,551             147,547            (577,479)            (11,381)
Class C ..........................................          302,587             126,362            (922,320)           (493,371)

INCOME PLUS FUND
-------------------------------------------------------------------------------------------------------------------------------
Class A ..........................................        2,002,705             126,396            (912,619)          1,216,482
Class B ..........................................          148,306              72,659          (1,936,524)         (1,715,559)
Class C ..........................................          125,914              22,031            (294,907)           (146,962)

INFLATION-PROTECTED BOND FUND
-------------------------------------------------------------------------------------------------------------------------------
Class A ..........................................        7,249,535              83,847          (6,611,810)            721,572
Class B ..........................................          346,269              26,578            (266,582)            106,265
Class C ..........................................          456,711              29,618            (332,719)            153,610
Administrator Class(3) ...........................        2,980,509             112,164            (655,200)          2,437,473

INTERMEDIATE GOVERNMENT INCOME FUND
-------------------------------------------------------------------------------------------------------------------------------
Class A ..........................................        1,675,538             431,005          (6,734,883)         (4,628,340)
Class B ..........................................           98,274              80,918          (1,793,849)         (1,614,657)
Class C ..........................................           26,970              34,596            (858,033)           (796,467)
Administrator Class(3) ...........................       11,083,025             417,147         (11,850,838)           (350,666)

SHORT DURATION GOVERNMENT BOND FUND(1)
-------------------------------------------------------------------------------------------------------------------------------
Class A ..........................................        8,470,876             121,786          (3,870,700)          4,721,962
Class B ..........................................        2,093,155              22,604            (373,925)          1,741,834
Class C ..........................................          201,968              47,168          (1,692,409)         (1,443,273)
Administrator Class(3) ...........................       31,946,440           1,002,109         (21,230,385)         11,718,164
Institutional Class(5) ...........................            1,001                   5                   0               1,006

STABLE INCOME FUND
-------------------------------------------------------------------------------------------------------------------------------
Class A ..........................................        9,822,891             131,422         (18,032,821)         (8,078,508)
Class B ..........................................          240,053              13,851          (1,677,263)         (1,423,359)
Class C ..........................................          164,865               4,800            (666,853)           (497,188)
Administrator Class(3) ...........................       20,032,532             414,451         (41,316,112)        (20,869,129)

STRATEGIC INCOME FUND(2)
-------------------------------------------------------------------------------------------------------------------------------
Class A ..........................................          376,770              49,485            (454,401)            (28,146)
Class B ..........................................           87,422              24,014             (95,464)             15,972
Class C ..........................................           19,203              12,291            (122,183)            (90,689)

NOTES TO FINANCIAL STATEMENTS                 WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

                                                                                                FOR THE YEAR ENDED MAY 31, 2004
-------------------------------------------------------------------------------------------------------------------------------
                                                                       SHARES ISSUED ON                            NET INCREASE
                                                             SHARES        REINVESTMENT              SHARES       (DECREASE) IN
                                                               SOLD    OF DISTRIBUTIONS            REDEEMED  SHARES OUTSTANDING
-------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED BOND FUND
-------------------------------------------------------------------------------------------------------------------------------
Administrator Class(3) ...........................        1,375,109             239,778          (8,144,934)         (6,530,047)
HIGH YIELD BOND FUND
-------------------------------------------------------------------------------------------------------------------------------
Class A ..........................................       13,913,827             855,604          (3,163,600)         11,605,831
Class B ..........................................        1,738,299              87,911            (344,165)          1,482,045
Class C ..........................................        1,627,723              83,797            (392,341)          1,319,179

INCOME PLUS FUND
-------------------------------------------------------------------------------------------------------------------------------
Class A ..........................................        1,542,815              83,520            (801,460)            824,875
Class B ..........................................          424,107             123,513          (1,198,761)           (651,141)
Class C ..........................................          237,333              28,954            (500,290)           (234,003)

INFLATION-PROTECTED BOND FUND
-------------------------------------------------------------------------------------------------------------------------------
Class A ..........................................        2,096,804              25,380            (628,805)          1,493,379
Class B ..........................................          696,736              11,530            (144,119)            564,147
Class C ..........................................        1,012,703              13,188            (287,500)            738,391
Administrator Class(3) ...........................        2,300,337              35,746            (376,585)          1,959,498

INTERMEDIATE GOVERNMENT INCOME FUND
-------------------------------------------------------------------------------------------------------------------------------
Class A ..........................................        5,194,648             565,427          (4,896,494)            863,581
Class B ..........................................          343,535             161,793          (3,062,719)         (2,557,391)
Class C ..........................................          497,968              73,087          (1,525,484)           (954,429)
Administrator Class(3) ...........................        8,855,931             390,526         (13,279,647)         (4,033,190)

SHORT DURATION GOVERNMENT BOND FUND(1)
-------------------------------------------------------------------------------------------------------------------------------
Class A ..........................................        4,386,067              79,824          (5,220,872)           (754,981)
Class B ..........................................          655,424               9,616            (246,234)            418,806
Class C ..........................................        1,682,052              38,174          (1,513,332)            206,894
Administrator Class(3) ...........................       16,987,415             894,825         (25,505,412)         (7,623,172)
Institutional Class(5) ...........................              N/A                 N/A                 N/A                 N/A

STABLE INCOME FUND
-------------------------------------------------------------------------------------------------------------------------------
Class A ..........................................       13,003,668             222,302         (13,896,308)           (670,338)
Class B ..........................................          915,441              28,795          (2,105,770)         (1,161,534)
Class C ..........................................        1,686,865               5,725            (505,810)          1,186,780
Administrator Class(3) ...........................       61,954,738             573,919         (54,432,515)          8,096,142

STRATEGIC INCOME FUND(2)
-------------------------------------------------------------------------------------------------------------------------------
Class A ..........................................          472,766              74,328            (326,035)            221,059
Class B ..........................................          229,656              35,755            (163,763)            101,648
Class C ..........................................           61,929              23,230            (231,014)           (145,855)

WELLS FARGO ADVANTAGE INCOME FUNDS                 NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

8. CAPITAL SHARE TRANSACTIONS (CONTINUED)
--------------------------------------------------------------------------------

                                                                                                FOR THE YEAR ENDED MAY 31, 2005
-------------------------------------------------------------------------------------------------------------------------------
                                                                           NET INCREASE
                                                                       SHARES ISSUED ON                              (DECREASE)
                                                             SHARES        REINVESTMENT              SHARES           IN SHARES
FUND NAME                                                      SOLD    OF DISTRIBUTIONS            REDEEMED         OUTSTANDING
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN BOND FUND(1)
-------------------------------------------------------------------------------------------------------------------------------
Class A ..........................................        8,954,344             104,189          (6,095,643)          2,962,890
Class B ..........................................        1,760,336              20,105            (240,590)          1,539,851
Class C ..........................................          449,465              13,346            (190,526)            272,285
Class Z ..........................................        2,486,928              11,528            (145,160)          2,353,296
Administrator Class(3) ...........................       75,030,073             981,150         (34,610,638)         41,400,585
Institutional Class(4) ...........................       17,899,527             379,637          (2,437,420)         15,841,744

ULTRA-SHORT DURATION BOND FUND(2)
-------------------------------------------------------------------------------------------------------------------------------
Class A ..........................................          195,959              33,383            (622,596)           (393,254)
Class B ..........................................           39,067              11,266            (218,614)           (168,281)
Class C ..........................................           69,149               8,604            (440,246)           (362,493)
Class Z ..........................................           51,821              28,222            (375,125)           (295,082)

(1) "Shares sold" include amounts related to Fund mergers and share class conversions. (See Note 1).

(2) For the Wells Fargo Advantage Strategic Income and the Wells Fargo Advantage Ultra-Short Duration Funds, prior period information presented is from November 1, 2003 to October 31, 2004.

(3 )Effective at the close of business on April 8, 2005, Institutional Class shares were converted into Administrator Class shares.

(4) Effective at the close of business on April 8, 2005, Select Class shares were converted into Institutional Class shares.

(5)   The inception date for this class is April 11, 2005.

                                                                                                FOR THE YEAR ENDED MAY 31, 2004
-------------------------------------------------------------------------------------------------------------------------------
                                                                       SHARES ISSUED ON                            NET INCREASE
                                                             SHARES        REINVESTMENT              SHARES       (DECREASE) IN
FUND NAME                                                      SOLD    OF DISTRIBUTIONS            REDEEMED  SHARES OUTSTANDING
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN BOND FUND(1)
-------------------------------------------------------------------------------------------------------------------------------
Class A ..........................................        3,924,569              82,626            (510,147)          3,497,048
Class B ..........................................          450,978              13,281            (115,144)            349,115
Class C ..........................................          413,245              13,893            (265,292)            161,846
Class Z ..........................................              N/A                 N/A                 N/A                 N/A
Administrator Class(3) ...........................       18,408,985             428,995          (9,398,898)          9,439,082
Institutional Class(4) ...........................          772,636             173,141            (817,263)            128,514

ULTRA-SHORT DURATION BOND FUND(2)
-------------------------------------------------------------------------------------------------------------------------------
Class A ..........................................          478,644              58,113          (1,796,414)         (1,259,657)
Class B ..........................................          161,517              15,633            (527,802)           (350,652)
Class C ..........................................          288,769              15,123            (911,753)           (607,861)
Class Z ..........................................          200,502              52,560          (1,367,405)         (1,114,343)

WELLS FARGO ADVANTAGE INCOME FUNDS              REPORT OF INDEPENDENT REGISTERED
                                                          PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
WELLS FARGO FUNDS TRUST:

      We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Diversified Bond Fund, High Yield Bond Fund, Income Plus Fund, Inflation-Protected Bond Fund, Intermediate Government Income Fund, Short Duration Government Bond Fund, Total Return Bond Fund, and Stable Income Fund, eight of the funds constituting the Wells Fargo Funds Trust, as of May 31, 2005, and the related statements of operations, the statements of changes in net assets and the financial highlights for the periods presented. We have also audited the accompanying statements of assets and liabilities, including the portfolios of investments of the Strategic Income Fund and Ultra-Short Duration Bond Fund, two of the funds constituting the Wells Fargo Funds Trust, as of May 31, 2005, and the related statements of operations, the statements of changes in net assets and the financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of operations and changes in net assets and the financial highlights of the Strategic Income Fund and Ultra-Short Duration Bond Fund for the years or periods ended October 31, 2004 and prior, and the financial highlights of the Short Duration Government Bond Fund and Total Return Bond Fund for the years or periods ended June 30, 2002 and prior, were audited by other auditors. Those auditors expressed unqualified opinions on those financial statements and financial highlights in their reports dated December 6, 2004 and August 16, 2002, respectively.

      We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2005, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds of Wells Fargo Funds Trust as of May 31, 2005, the results of their operations, changes in their net assets, and their financial highlights for the periods indicated in the paragraph above, in conformity with U.S. generally accepted accounting principles.

[KPMG LLP LOGO]

Philadelphia, Pennsylvania
July 22, 2005

OTHER INFORMATION (UNAUDITED)                 WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

TAX INFORMATION (UNAUDITED)

      For the year ended May 31, 2005, the following Funds designate the amounts listed below as long-term capital gain distributions, pursuant to Section 852(b)(3) of the Internal Revenue Code:

--------------------------------------------------------------------------------
  DIVERSIFIED BOND FUND                                           $   715,919
--------------------------------------------------------------------------------
  HIGH YIELD BOND FUND                                              3,606,984
--------------------------------------------------------------------------------
  INFLATION-PROTECTED BOND FUND                                        62,990
--------------------------------------------------------------------------------

      For California income tax purposes, the Inflation-Protected Bond Fund designates 100% of the distributions paid from net investment income during the year as California exempt-interest dividends under Section 17145 of the California Revenue & Taxation Code.

THIS PAGE IS INTENTIONALLY LEFT BLANK --

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS              PORTFOLIO OF INVESTMENTS --
                                                                    MAY 31, 2005
--------------------------------------------------------------------------------

   MANAGED FIXED INCOME PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                    INTEREST RATE   MATURITY DATE         VALUE
ASSET-BACKED SECURITIES - 5.74%
$  1,938,355  BANKAMERICA MANUFACTURED HOUSING CONTRACT SERIES 1997-1
                CLASS A8                                                            6.73%        06/10/2023      $    1,961,291
   1,520,000  BRAZOS STUDENT LOAN FINANCE CORPORATION SERIES 1995-B
                CLASS A4+/-                                                         3.35         12/01/2025           1,519,991
   1,297,217  BRAZOS STUDENT LOAN FINANCE CORPORATION SERIES 1997-A
                CLASS A2+/-                                                         3.13         12/01/2021           1,293,974
   5,000,000  CHASE FUNDING MORTGAGE LOAN SERIES 2002-1 CLASS 1A5+/-                6.60         02/25/2032           5,206,149
     453,781  CONTIMORTGAGE HOME EQUITY LOAN TRUST SERIES 1997-4 CLASS A7           6.63         09/15/2016             455,432
   2,740,877  COUNTRYWIDE ASSET BACKED CERTIFICATES SERIES 2004-SD4 CLASS
                A1+/-++                                                             3.47         12/30/2034           2,780,263
   1,700,000  CROWN CASTLE TOWERS LLC++                                             4.64         06/15/2035           1,700,000
      87,984  GE CAPITAL MORTGAGE SERVICES INCORPORATED SERIES 1997-HE2
                CLASS A7                                                            7.12         06/25/2027              87,786
   2,368,431  GREEN TREE FINANCIAL CORPORATION SERIES 1997-7 CLASS A8               6.86         07/15/2029           2,488,641
   2,494,521  GREEN TREE HOME EQUITY LOAN TRUST SERIES 1999-C CLASS M2              8.36         07/15/2030           2,564,557
   2,213,143  GSAMP TRUST SERIES 2005-SEA1 CLASSA+/-++                              3.43         04/25/2035           2,213,143
   2,500,000  KEYCORP STUDENT LOAN TRUST+/-                                         3.59         11/25/2036           2,514,700
   2,145,000  MELLON BANK PREMIUM FINANCE LOAN MASTER SERIES 2004-1
                CLASS A+/-                                                          2.65         06/15/2009           2,151,532
      63,993  PASS-THROUGH AMORTIZING CREDIT CARD TRUSTS SERIES 2002-1A
                CLASS A2FL+/-++                                                     4.44         06/18/2012              63,991
   5,518,000  RENTAL CAR FINANCE CORPORATION SERIES 1997-1 CLASS B3++               6.70         09/25/2007           5,522,361
   4,457,332  RESIDENTIAL FUNDING MORTGAGE SECURITIES II SERIES 2002-HI3
                CLASS A6                                                            5.98         08/25/2019           4,500,444
   1,919,695  WACHOVIA ASSET SECURITIZATION INCORPORATED SERIES 2004-HE1
                CLASS A+/-                                                          3.31         06/25/2034           1,921,757

TOTAL ASSET-BACKED SECURITIES (COST $38,682,184)                                                                     38,946,012
                                                                                                                 --------------

COLLATERALIZED MORTGAGE OBLIGATIONS - 10.50%
   2,821,899  COUNTRYWIDE HOME LOANS++                                              6.50         11/25/2034           2,930,808
   5,784,234  COUNTRYWIDE HOME LOANS+/-++                                           3.38         03/25/2035           5,787,399
   3,444,171  CS FIRST BOSTON MORTGAGE SECURITIES CORPORATION 2004-AR5
                CLASS 10A1+/-                                                       5.03         05/01/2034           3,465,585
      28,697  FANNIE MAE SERIES 1988-5 CLASS Z                                      9.20         03/25/2018              30,462
  19,900,241  FANNIE MAE SERIES 2005-29 CLASS WQ<<                                  5.50         04/25/2035          20,457,193
   8,500,000  FANNIE MAE WHOLE LOAN SERIES 2002-W4 CLASS A4                         6.25         05/25/2042           8,761,044
   5,424,377  FANNIE MAE WHOLE LOAN SERIES 2004-W11 CLASS 1A3                       7.00         05/25/2044           5,755,528
   3,041,442  FANNIE MAE WHOLE LOAN SERIES 2004-W8 CLASS 3A                         7.50         06/25/2044           3,249,107
     156,651  LF ROTHSCHILD MORTGAGE TRUST SERIES 2 CLASS Z                         9.95         08/01/2017             165,155
   2,078,481  MERRILL LYNCH MORTGAGE INVESTORS INCORPORATED SERIES 1997-C1
                CLASS A3                                                            7.12         06/18/2029           2,143,517
   2,287,545  NATIONSLINK FUNDING CORPORATION SERIES 1999-SL CLASS A4               6.65         11/10/2030           2,325,331
     727,524  NATIONSLINK FUNDING CORPORATION SERIES 1999-SL CLASS D                7.56         11/10/2030             780,748
   4,932,679  NOMURA ASSET ACCEPTANCE CORPORATION SERIES 2004-R2
                CLASS A1+/-++                                                       6.50         10/25/2034           5,091,557
     759,256  RESIDENTIAL FUNDING SECURITIES CORPORATION SERIES 2003-RP1
                CLASS A1+/-++                                                       3.59         11/25/2034             762,317
   4,545,860  SEQUOIA MORTGAGE TRUST SERIES 10 CLASS 1A+/-                          3.49         10/20/2027           4,549,533
   4,962,639  WASHINGTON MUTUAL MORTGAGE 2005-AR6 20450425+/-                       3.26         04/25/2045           4,962,639

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $70,977,037)                                                         71,217,923
                                                                                                                 --------------

CORPORATE BONDS & NOTES - 26.08%

AMUSEMENT & RECREATION SERVICES - 0.23%
   1,480,000  PEARSON DOLLAR FINANCIAL PLC++                                        5.70         06/01/2014           1,542,768
                                                                                                                 --------------

BUSINESS SERVICES - 1.16%
   1,770,000  CENDANT CORPORATION<<                                                 7.38         01/15/2013           2,007,148
   1,650,000  FISERV INCORPORATED                                                   4.00         04/15/2008           1,627,862
   1,750,000  NCR CORPORATION++                                                     7.13         06/15/2009           1,900,890
   2,120,000  THOMPSON CORPORATION                                                  6.20         01/05/2012           2,318,880
                                                                                                                      7,854,870
                                                                                                                 --------------

PORTFOLIO OF INVESTMENTS --              WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
MAY 31, 2005
--------------------------------------------------------------------------------

   MANAGED FIXED INCOME PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                    INTEREST RATE   MATURITY DATE         VALUE
CHEMICALS & ALLIED PRODUCTS - 1.49%
$  2,000,000  BRISTOL MYERS SQUIBB                                                  5.75%        10/01/2011           2,134,678
   1,400,000  HOSPIRA INCORPORATED
   1,400,000  HOSPIRA INCORPORATED                                                  4.95         06/15/2009           1,425,562
   1,900,000  OLIN CORPORATION                                                      9.13         12/15/2011           2,330,983
   2,450,000  RPM INTERNATIONAL INCORPORATED                                        7.00         06/15/2005           2,450,757
   1,600,000  WYETH                                                                 6.95         03/15/2011           1,791,157
                                                                                                                     10,133,137
                                                                                                                 --------------

COMMUNICATIONS - 1.17%
   1,425,000  COX COMMUNICATIONS INCORPORATED                                       7.88         08/15/2009           1,591,456
   1,495,000  QWEST CORPORATION                                                     5.63         11/15/2008           1,457,625
   2,310,000  SPRINT CAPITAL CORPORATION                                            6.00         01/15/2007           2,374,648
   2,250,000  TIME WARNER INCORPORATED                                              6.88         05/01/2012           2,530,732
                                                                                                                      7,954,461
                                                                                                                 --------------

CONSUMER SERVICES - 0.32%
   1,955,000  NIELSEN MEDIA                                                         7.60         06/15/2009           2,142,275
                                                                                                                 --------------

DEPOSITORY INSTITUTIONS - 5.67%
   3,300,000  ASSOCIATED BANCORP                                                    6.75         08/15/2011           3,703,633
   3,000,000  BANK ONE CAPITAL IV+/-                                                4.41         09/01/2030           3,007,473
   5,000,000  BANKAMERICA CAPITAL III+/-                                            3.71         01/15/2027           4,848,975
   2,000,000  CHASE CAPITAL VI+/-                                                   3.84         08/01/2028           1,893,076
   3,000,000  CITY NATIONAL BANK                                                    6.75         09/01/2011           3,369,546
   1,750,000  COLONIAL BANK                                                         9.38         06/01/2011           2,084,414
     750,000  CORESTATES CAPITAL TRUST II+/-++                                      3.79         01/15/2027             735,913
   3,200,000  DEPOSIT GUARANTY CORPORATION                                          7.25         05/01/2006           3,296,330
   3,000,000  FIRSTAR BANK NA                                                       7.13         12/01/2009           3,354,672
   1,500,000  GREAT BAY BANCORP SR NT-C++                                           5.13         04/15/2010           1,516,178
   2,000,000  MANUFACTURERS & TRADERS TRUST COMPANY                                 8.00         10/01/2010           2,351,890
   2,000,000  MANUFACTURERS & TRADERS TRUST COMPANY                                 8.00         10/01/2010           2,351,890
   2,150,000  TCF FINANCIAL BANK                                                    5.00         06/15/2014           2,162,193
   1,425,000  US BANK NATIONAL ASSOCIATION SERIES BKNT                              6.38         08/01/2011           1,571,410
   2,000,000  WACHOVIA BANK NA CHARLOTTE SERIES BKNT                                7.80         08/18/2010           2,322,140
                                                                                                                     38,442,258
                                                                                                                 --------------

EDUCATIONAL SERVICES - 0.60%
   3,750,000  STANFORD UNIVERSITY SERIES MTNA                                       6.16         04/30/2011           4,107,487
                                                                                                                 --------------

ELECTRIC, GAS & SANITARY SERVICES - 0.59%
   2,000,000  DUKE ENERGY FIELD SERVICES LLC                                        7.88         08/16/2010           2,294,534
   1,134,146  NIAGARA MOHAWK POWER CORPORATION SERIES F                             7.63         10/01/2005           1,148,998
     500,000  PEOPLES ENERGY CORPORATION                                            6.90         01/15/2011             564,067
                                                                                                                      4,007,599
                                                                                                                 --------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
  EQUIPMENT - 0.60%
   1,400,000  SOLECTRON CORPORATION SERIES B<<                                      7.38         03/01/2006           1,421,000
   2,500,000  THOMAS & BETTS CORPORATION SERIES MTN                                 6.63         05/07/2008           2,621,177
                                                                                                                      4,042,177
                                                                                                                 --------------

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS              PORTFOLIO OF INVESTMENTS --
                                                                    MAY 31, 2005
--------------------------------------------------------------------------------

   MANAGED FIXED INCOME PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                    INTEREST RATE   MATURITY DATE         VALUE
FOOD & KINDRED PRODUCTS - 1.16%
$  2,000,000  CONAGRA FOODS INCORPORATED                                            7.88%        09/15/2010      $    2,303,030
     965,000  GENERAL MILLS INCORPORATED                                            6.00         02/15/2012           1,046,204
   2,500,000  KELLOGG COMPANY                                                       6.60         04/01/2011           2,762,933
   1,600,000  KRAFT FOODS INCORPORATED                                              6.25         06/01/2012           1,750,302
                                                                                                                      7,862,469
                                                                                                                 --------------

FORESTRY - 0.30%
   2,000,000  WEYERHAEUSER COMPANY                                                  6.00         08/01/2006           2,032,774
                                                                                                                 --------------

HEALTH SERVICES - 0.65%
   2,800,000  AMERICAN ASSOCIATION OF RETIRED PERSONS++                             7.50         05/01/2031           3,568,748
     850,000  HEALTHSOUTH CORPORATION                                               7.63         06/01/2012             816,000
                                                                                                                      4,384,748
                                                                                                                 --------------

HOLDING & OTHER INVESTMENT OFFICES - 0.84%
   1,920,000  BASELL AMERICA FINANCE++                                              7.60         03/15/2007           1,901,879
   1,750,000  NATIONAL CITY BANK OF COLUMBUS SERIES 4                               7.25         07/15/2010           1,988,317
     250,000  NATIONAL CITY BANK OF KENTUCKY SERIES BANK NOTE                       6.30         02/15/2011             275,461
   1,395,000  PRINCIPAL LIFE GLOBAL FUNDING I++                                     6.25         02/15/2012           1,539,123
                                                                                                                      5,704,780
                                                                                                                 --------------

HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES - 0.17%
   1,125,000  STEELCASE INCORPORATED                                                6.38         11/15/2006           1,145,099
                                                                                                                 --------------

HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES - 0.03%
     170,000  MARRIOTT INTERNATIONAL INCORPORATED SERIES B                          6.88         11/15/2005             172,375
                                                                                                                 --------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 0.09%
     600,000  APPLIED MATERIALS INCORPORATED SERIES MTNA                            6.70         09/06/2005             604,744
                                                                                                                 --------------

INSURANCE AGENTS, BROKERS & SERVICE - 0.66%
   2,000,000  ALLSTATE FINANCIAL GLOBAL FUNDING++                                   6.50         06/14/2011           2,218,580
   2,000,000  NLV FINANCIAL CORPORATION++                                           7.50         08/15/2033           2,295,666
                                                                                                                      4,514,246
                                                                                                                 --------------

INSURANCE CARRIERS - 4.89%
   1,500,000  AMERUS GROUP COMPANY                                                  6.95         06/15/2005           1,501,341
   2,000,000  BLUE CROSS & BLUE SHIELD OF FLORIDA++                                 8.25         11/15/2011           2,319,182
   2,800,000  JOHN HANCOCK GLOBAL FUNDING II++                                      7.90         07/02/2010           3,255,213
     750,000  LINCOLN NATIONAL CORPORATION                                          6.20         12/15/2011             820,050
   2,200,000  MARKEL CORPORATION                                                    7.20         08/15/2007           2,325,354
   2,450,000  MINNESOTA LIFE INSURANCE COMPANY++                                    8.25         09/15/2025           3,268,204
   2,900,000  NEW YORK LIFE GLOBAL FUNDING++                                        5.38         09/15/2013           3,063,020
   1,650,000  PROTECTIVE LIFE US FUNDING TRUST++                                    5.88         08/15/2006           1,679,273
   1,500,000  PROVIDENT COMPANIES INCORPORATED                                      6.38         07/15/2005           1,506,426
   2,450,000  PRUDENTIAL INSURANCE COMPANY OF AMERICA++                             7.65         07/01/2007           2,620,013
   2,100,000  REINSURANCE GROUP OF AMERICA++                                        7.25         04/01/2006           2,143,506
   2,000,000  RELIASTAR FINANCIAL CORPORATION                                       8.00         10/30/2006           2,105,762
   1,385,000  SAFECO CORPORATION                                                    4.88         02/01/2010           1,413,125
   3,000,000  UNITRIN INCORPORATED                                                  5.75         07/01/2007           3,081,456
   2,050,000  WR BERKLEY CORPORATION                                                5.13         09/30/2010           2,073,481
                                                                                                                     33,175,406
                                                                                                                 --------------

PORTFOLIO OF INVESTMENTS --              WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
MAY 31, 2005
--------------------------------------------------------------------------------


   MANAGED FIXED INCOME PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                    INTEREST RATE   MATURITY DATE         VALUE
MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.70%
$  2,500,000  GENERAL ELECTRIC COMPANY                                              5.00%        02/01/2013      $    2,570,268
   2,000,000  HONEYWELL INTERNATIONAL INCORPORATED                                  6.13         11/01/2011           2,183,024
                                                                                                                      4,753,292
                                                                                                                 --------------

NATIONAL SECURITY & INTERNATIONAL AFFAIRS - 0.34%
   2,000,000  GOODRICH CORPORATION                                                  7.63         12/15/2012           2,342,144
                                                                                                                 --------------

NON-DEPOSITORY CREDIT INSTITUTIONS - 0.85%
   1,925,000  ATHENA NEUROSCIENCES FINANCE LLC<<                                    7.25         02/21/2008           1,809,500
   2,500,000  FORD MOTOR CREDIT COMPANY                                             7.38         10/28/2009           2,418,285
   1,600,000  GENERAL MOTORS ACCEPTANCE CORPORATION<<                               7.75         01/19/2010           1,509,851
                                                                                                                      5,737,636
                                                                                                                 --------------

OIL & GAS EXTRACTION - 0.27%
   1,750,000  MARATHON OIL CORPORATION CONSOLIDATED                                 6.85         03/01/2008           1,862,550
                                                                                                                 --------------

PAPER & ALLIED PRODUCTS - 0.28%
   1,750,000  INTERNATIONAL PAPER COMPANY                                           6.75         09/01/2011           1,919,218
                                                                                                                 --------------

PETROLEUM REFINING & RELATED INDUSTRIES - 0.22%
   1,520,000  EL PASO CGP COMPANY<<                                                 6.50         05/15/2006           1,527,600
                                                                                                                 --------------

PRINTING, PUBLISHING & ALLIED INDUSTRIES - 0.55%
   1,710,000  AMERICAN GREETINGS CORPORATION                                        6.10         08/01/2028           1,748,475
   1,750,000  VIACOM INCORPORATED                                                   7.70         07/30/2010           1,954,654
                                                                                                                      3,703,129
                                                                                                                 --------------

REAL ESTATE - 0.41%
   1,300,000  HOUSING URBAN DEVELOPMENT SERIES 04-A                                 5.08         08/01/2013           1,354,080
   1,250,000  SHURGARD STORAGE CENTERS                                              7.75         02/22/2011           1,420,565
                                                                                                                      2,774,645
                                                                                                                 --------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 0.80%
   2,600,000  GOLDMAN SACHS GROUP INCORPORATED+/-<<                                 3.49         07/23/2009           2,610,930
   2,500,000  MORGAN STANLEY                                                        6.75         04/15/2011           2,794,238
                                                                                                                      5,405,168
                                                                                                                 --------------

TRANSPORTATION BY AIR - 0.81%
   1,618,775  CONTINENTAL AIRLINES INCORPORATED SERIES 972A                         7.15         06/30/2007           1,469,605
     429,004  CONTINENTAL AIRLINES INCORPORATED SERIES 974C<<                       6.80         07/02/2007             362,324
     521,473  DELTA AIR LINES INCORPORATED<<                                        7.78         01/02/2012             216,431
   2,529,345  FEDEX CORPORATION SERIES 97-B                                         7.52         01/15/2018           2,768,121
     827,503  NORTHWEST AIRLINES INCORPORATED SERIES 991A<<                         6.81         02/01/2020             705,612
                                                                                                                      5,522,093
                                                                                                                 --------------

TRANSPORTATION EQUIPMENT - 0.23%
   1,500,000  NAVISTAR INTERNATIONAL CORPORATION SERIES B                           9.38         06/01/2006           1,560,000

                                                                                                                 --------------
TOTAL CORPORATE BONDS & NOTES (COST $171,109,329)                                                                   176,931,058
                                                                                                                 --------------

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS              PORTFOLIO OF INVESTMENTS --
                                                                    MAY 31, 2005
--------------------------------------------------------------------------------

   MANAGED FIXED INCOME PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                    INTEREST RATE   MATURITY DATE         VALUE
MUNICIPAL BONDS & NOTES - 3.52%
$  2,300,000  BRIDGEPORT COUNTY GO TAXABLE PENSION BONDS FGIC INSURED               7.33%        01/15/2007      $    2,418,818
   3,035,000  CITY OF MINNEAPOLIS MN SERIES A                                       6.00         02/01/2026           3,181,408
   3,805,000  HUDSON COUNTY NJ IMPROVEMENT AUTHORITY FACILITIES
                LEASING REVENUE                                                     7.40         12/01/2025           4,882,310
   3,850,000  INDIANA BOND BANK REVENUE                                             4.73         01/15/2014           3,914,719
     890,000  LA CROSSE WI SERIES B                                                 5.00         12/01/2009             911,440
     940,000  LA CROSSE WI SERIES B                                                 5.20         12/01/2010             968,933
   2,210,000  LOYOLA UNIVERSITY ILLINOIS                                            4.80         07/01/2013           2,196,762
   2,000,000  MINNEAPOLIS & ST PAUL MN METROPOLITAN AIRPORTS COMMISSION
                SERIES 15                                                           6.05         01/01/2012           2,197,540
   1,015,000  STATE OF ILLINOIS                                                     4.95         06/01/2023           1,029,535
   1,000,000  STATE OF TEXAS                                                        7.15         12/01/2009           1,113,150
   1,000,000  STRATFORD CT                                                          6.28         02/15/2009           1,071,960
                                                                                                                     23,886,575
                                                                                                                 --------------

TOTAL MUNICIPAL BONDS & NOTES (COST $22,157,131)                                                                     23,886,575
                                                                                                                 --------------

AGENCY SECURITIES - 40.02%

FEDERAL HOME LOAN MORTGAGE CORPORATION - 12.73%
   7,384,381  FHLMC #1G-0157+/-<<                                                   4.51         03/01/2035           7,382,055
      33,640  FHLMC #410425+/-                                                      3.74         09/01/2026              34,955
      36,451  FHLMC #410464+/-                                                      4.13         11/01/2026              37,502
     238,708  FHLMC #606279+/-                                                      3.36         02/01/2015             238,430
      75,713  FHLMC #846367+/-                                                      4.47         04/01/2029              77,643
   1,738,606  FHLMC #90248<<                                                        6.00         06/01/2017           1,802,536
     311,659  FHLMC #A15838                                                         5.50         12/01/2033             316,689
   3,751,742  FHLMC #A16678<<                                                       5.50         12/01/2033           3,812,286
   1,668,078  FHLMC #E90573<<                                                       6.00         07/01/2017           1,729,415
   5,702,345  FHLMC SERIES 1675 CLASS KZ<<                                          6.50         02/15/2024           6,062,337
   5,930,000  FHLMC SERIES 2358 CLASS PD<<                                          6.00         09/15/2016           6,144,630
  12,500,000  FHLMC SERIES 2363 CLASS PF<<                                          6.00         09/15/2016          12,931,175
  16,300,000  FHLMC SERIES 2416 CLASS PE<<                                          6.00         10/15/2021          16,853,491
   1,888,636  FHLMC SERIES 2439 CLASS LG<<                                          6.00         09/15/2030           1,923,234
   3,493,806  FHLMC SERIES T-20 CLASS A6+/-                                         7.49         09/25/2029           3,549,684
  18,220,075  FHLMC STRUCTURED PASS-THROUGH SECURITIES SERIES T-42
                CLASS A4Z                                                           6.50         02/25/2042          18,880,553
   4,252,886  FHLMC STRUCTURED PASS-THROUGH SECURITIES SERIES T-58
                 CLASS 4A                                                           7.50         09/25/2043           4,573,184
                                                                                                                     86,349,799
                                                                                                                 --------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 22.19%
      28,828  FNMA #342042+/-                                                       4.49         06/01/2025              29,547
      52,233  FNMA #344689+/-                                                       4.26         11/01/2025              53,420
      58,394  FNMA #344692+/-                                                       3.95         10/01/2025              59,571
      52,715  FNMA #347712+/-                                                       3.50         06/01/2026              54,674
   2,388,456  FNMA #375462<<                                                        6.61         11/01/2007           2,488,712
   4,550,950  FNMA #380581<<                                                        6.18         08/01/2008           4,761,429
   3,831,576  FNMA #383017<<                                                        6.49         01/01/2008           3,996,670
   3,292,503  FNMA #386890                                                          3.99         04/01/2011           3,234,755
   6,154,570  FNMA #555326<<                                                        5.50         04/01/2033           6,243,522
     711,919  FNMA #557072+/-<<                                                     3.42         06/01/2040             729,940
   1,665,278  FNMA #656566<<                                                        5.50         04/01/2018           1,711,176

PORTFOLIO OF INVESTMENTS --              WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
MAY 31, 2005
--------------------------------------------------------------------------------

   MANAGED FIXED INCOME PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                    INTEREST RATE   MATURITY DATE         VALUE
FEDERAL NATIONAL MORTGAGE ASSOCIATION (CONTINUED)
$  3,648,825  FNMA #678939<<                                                        5.50%        02/01/2018      $    3,749,394
  10,487,885  FNMA #725232<<                                                        5.00         03/01/2034          10,498,669
   4,159,501  FNMA #731996+/-<<                                                     4.04         09/01/2033           4,135,952
   1,316,217  FNMA #73272<<                                                         6.48         12/01/2005           1,316,255
   3,995,567  FNMA #739757+/-<<                                                     4.07         08/01/2033           3,969,340
   8,171,778  FNMA #741305<<                                                        5.00         09/01/2018           8,271,882
   4,731,799  FNMA #741458+/-<<                                                     4.51         10/01/2033           4,754,212
   5,777,397  FNMA #763644<<                                                        5.50         01/01/2034           5,860,898
   7,922,007  FNMA #765178<<                                                        5.00         01/01/2019           8,019,051
   2,135,564  FNMA #765769<<                                                        5.00         02/01/2019           2,161,725
   8,708,671  FNMA #789463+/-<<                                                     4.42         06/01/2034           8,708,334
   7,164,120  FNMA #801908                                                          5.00         11/01/2019           7,251,881
     908,047  FNMA GRANTOR TRUST SERIES 2002-T4 CLASS A2                            7.00         12/25/2041             955,557
   5,339,419  FNMA GRANTOR TRUST SERIES 2004-T2                                     6.00         11/25/2034           5,476,596
   3,902,316  FNMA GRANTOR TRUST SERIES 2004-T3 CLASS A1                            6.00         02/25/2044           4,008,669
   1,559,651  FNMA SERIES 1998-M6 CLASS A2                                          6.32         08/15/2008           1,640,980
   5,000,000  FNMA SERIES 2001-M1 CLASS B                                           6.12         05/25/2013           5,358,064
   2,467,800  FNMA SERIES 2002-90 CLASS A2                                          6.50         11/25/2042           2,560,342
   4,596,480  FNMA SERIES 2003-86 CLASS PT<<                                        4.50         09/25/2018           4,613,279
  16,080,548  FNMA SERIES 2003-92 CLASS HP<<                                        4.50         09/25/2018          16,132,276
   5,541,842  FNMA SERIES 2003-97 CLASS CA<<                                        5.00         10/25/2018           5,640,095
   2,020,200  FNMA SERIES 2003-W4 3A                                                7.00         10/25/2042           2,122,800
  10,000,000  FNMA TBA%%                                                            5.00         07/15/2035           9,962,500
                                                                                                                    150,532,167
                                                                                                                 --------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 4.76%
      48,159  GNMA #473917<<                                                        7.00         04/15/2028              51,040
     328,435  GNMA #531436                                                          7.00         06/15/2042             382,321
       6,851  GNMA #531965                                                          7.72         12/15/2041               7,912
     238,376  GNMA #533858                                                          7.35         06/15/2042             272,304
     857,983  GNMA #780626<<                                                        7.00         08/15/2027             909,328
  26,500,000  GNMA SERIES 2003-38 CLASS JC+/-<<                                     7.04         08/16/2042          30,697,997
                                                                                                                     32,320,902
                                                                                                                 --------------

STUDENT LOAN MARKETING ASSOCIATION - 0.34%
   2,300,000  SLMA SERIES 1999-3 CLASS CTFS+/-                                      3.10         01/26/2015           2,309,118
                                                                                                                 --------------

TOTAL AGENCY SECURITIES (COST $269,090,023)                                                                         271,511,986
                                                                                                                 --------------
SHARES

PRIVATE INVESTMENT PARTNERSHIPS - 0.23%
   2,500,000  TOLL ROAD INVESTMENT PARTNERSHIP II LP++^                                                               1,554,910
                                                                                                                 --------------

TOTAL PRIVATE INVESTMENT PARTNERSHIPS (COST $1,346,808)                                                               1,554,910
                                                                                                                 --------------

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS              PORTFOLIO OF INVESTMENTS --
                                                                    MAY 31, 2005
--------------------------------------------------------------------------------

   MANAGED FIXED INCOME PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                    INTEREST RATE   MATURITY DATE         VALUE
US TREASURY SECURITIES - 13.21%

US TREASURY BONDS - 13.06%
$  1,000,000  US TREASURY BOND<<                                                    7.50%        11/15/2016      $    1,302,930
   5,250,000  US TREASURY BOND<<                                                    8.00         11/15/2021           7,497,861
  14,250,000  US TREASURY BOND<<                                                    7.25         08/15/2022          19,204,098
  16,550,000  US TREASURY BOND<<                                                    6.25         08/15/2023          20,390,113
   4,310,000  US TREASURY BOND<<                                                    6.75         08/15/2026           5,691,558
   1,730,000  US TREASURY BOND<<                                                    6.13         08/15/2029           2,170,069
  13,250,000  US TREASURY BOND<<                                                    5.38         02/15/2031          15,345,156
   2,325,000  US TREASURY BOND - INFLATION PROTECTED<<&                             3.38         04/15/2032           3,446,124
   7,000,000  US TREASURY BOND - INFLATION PROTECTED<<&                             2.38         01/15/2025           7,876,889
   8,500,000  US TREASURY STRIP PRINCIPAL<<^                                        4.53         02/15/2015           5,710,793
                                                                                                                     88,635,591
                                                                                                                 --------------

US TREASURY NOTES - 0.15%
   1,000,000  US TREASURY NOTE<<                                                    4.13         05/15/2015           1,009,688
                                                                                                                 --------------

TOTAL US TREASURY SECURITIES (COST $81,904,592)                                                                      89,645,279
                                                                                                                 --------------
COLLATERAL FOR SECURITIES LENDING - 45.24%

SHARES

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 0.81%
   2,640,997  EVERGREEN MONEY MARKET FUND                                                                             2,640,997
   2,876,674  SHORT TERM INVESTMENT COMPANY MONEY MARKET FUND                                                         2,876,674

                                                                                                                      5,517,671
                                                                                                                 --------------

PRINCIPAL

COLLATERAL INVESTED IN OTHER ASSETS - 44.43%
   4,999,995  ALLIANCE & LEICESTER PLC                                              3.29         09/19/2005           4,949,895
   9,999,990  APRECO LLC                                                            3.10         07/06/2005           9,970,090
   3,516,996  ATLANTIC ASSET SECURITIZATION CORPORATION                             3.05         06/02/2005           3,516,715
  10,705,989  ATLANTIC ASSET SECURITIZATION CORPORATION                             3.06         06/20/2005          10,688,967
   1,199,999  ATLANTIS ONE FUNDING CORPORATION                                      3.23         08/18/2005           1,191,659
  14,999,985  BANCO BILBAO VIZCAYA ARGENTARIA                                       3.07         06/01/2005          14,999,985
   4,999,995  BEAR STEARNS & COMPANY REPURCHASE AGREEMENT (MATURITY VALUE
                $5,000,423)                                                         3.08         06/01/2005           4,999,995
   5,280,995  BELFORD US CAPITAL COMPANY                                            3.08         06/21/2005           5,280,942
   1,583,998  BETA FINANCE INCORPORATED                                             3.13         06/02/2006           1,584,299
  14,999,985  BLUE SPICE LLC                                                        3.06         06/01/2005          14,999,985
   2,640,997  CC USA INCORPORATED                                                   3.21         07/05/2005           2,641,420
   2,122,998  CEDAR SPRINGS CAPITAL COMPANY LLC                                     3.07         06/17/2005           2,120,153
   3,762,996  CEDAR SPRINGS CAPITAL COMPANY LLC                                     3.08         06/28/2005           3,754,492
     743,999  CEDAR SPRINGS CAPITAL COMPANY LLC                                     3.14         07/11/2005             741,455
   2,999,997  CEDAR SPRINGS CAPITAL COMPANY LLC                                     3.14         07/14/2005           2,988,957
   3,999,996  CEDAR SPRINGS CAPITAL COMPANY LLC                                     3.21         08/02/2005           3,977,876
     999,999  CEDAR SPRINGS CAPITAL COMPANY LLC                                     3.22         08/11/2005             993,669
   1,499,999  CONCORD MINUTEMAN CAPITAL COMPANY SERIES A                            3.27         09/08/2005           1,486,469
   4,999,995  CONCORD MINUTEMEN CAPITAL COMPANY                                     3.07         06/08/2005           4,999,995
  11,099,989  CORPORATE ASSET SECURITIZATION AUSTRALIA LIMITED                      3.05         06/15/2005          11,087,002
   2,999,997  CORPORATE ASSET SECURITIZATION AUSTRALIA LIMITED                      3.06         06/21/2005           2,994,957

PORTFOLIO OF INVESTMENTS --              WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
MAY 31, 2005
--------------------------------------------------------------------------------

   MANAGED FIXED INCOME PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                    INTEREST RATE   MATURITY DATE         VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$    599,999  DANSKE CORPORATION                                                    3.06%        06/30/2005      $      598,541
   1,599,998  DANSKE CORPORATION                                                    3.10         07/15/2005           1,593,982
   1,583,998  DEUTSCHE BANK NEW YORK                                                3.22         11/10/2005           1,578,549
     899,999  DEXIA DELAWARE LLC                                                    3.22         08/24/2005             893,258
     799,999  FAIRWAY FINANCE CORPORATION                                           3.30         09/12/2005             792,495
   1,924,998  FIVE FINANCE INCORPORATED                                             3.05         06/13/2005           1,923,054
   4,999,995  FIVE FINANCE INCORPORATED                                             3.05         06/15/2005           4,994,145
   9,999,990  GEORGE STREET FINANCE LLC                                             3.04         06/10/2005           9,992,490
   5,999,994  IRISH LIFE & PERMANENT PLC                                            3.05         07/08/2005           5,980,974
     410,000  JUPITER SECURITIZATION CORPORATION                                    3.16         07/25/2005             408,077
   4,592,995  K2 USA LLC                                                            3.22         08/26/2005           4,557,767
   2,112,998  K2 USA LLC                                                            3.12         07/24/2006           2,113,273
  14,999,985  KLIO FUNDING CORPORATION                                              3.06         06/27/2005          14,967,285
  14,999,985  KLIO FUNDING CORPORATION                                              3.07         06/29/2005          14,964,735
   3,318,997  LEGACY CAPITAL CORPORATION LLC                                        3.35         10/19/2005           3,275,883
   2,640,997  LEHMAN BROTHERS HOLDINGS INCORPORATED                                 3.26         12/23/2005           2,642,714
     591,999  LEXINGTON PARKER CAPITAL CORPORATION                                  3.16         07/25/2005             589,223
   4,999,995  LEXINGTON PARKER CAPITAL CORPORATION                                  3.26         09/01/2005           4,958,095
   4,999,995  LIBERTY LIGHT US CAPITAL SERIES MTN                                   3.06         05/26/2006           4,999,095
   3,696,996  LIQUID FUNDING LIMITED                                                3.07         06/01/2005           3,696,996
   4,999,995  LIQUID FUNDING LIMITED                                                3.06         06/10/2005           4,996,245
   5,999,994  MORGAN STANLEY                                                        3.14         01/13/2006           5,999,994
   4,999,995  MORGAN STANLEY                                                        3.14         02/03/2006           4,999,995
   2,111,998  MORGAN STANLEY                                                        3.09         08/13/2010           2,112,019
   5,280,995  NATEXIS BANQUE NEW YORK                                               3.16         06/09/2005           5,280,203
   3,418,997  NEPTUNE FUNDING CORPORATION                                           3.03         06/13/2005           3,415,543
   2,999,997  NEPTUNE FUNDING CORPORATION                                           3.09         06/24/2005           2,994,207
   3,999,996  NEPTUNE FUNDING CORPORATION                                           3.10         07/05/2005           3,988,356
     776,999  NIEUW AMSTERDAM RECEIVABLES CORPORATION                               3.05         06/20/2005             775,764
   5,280,995  RACERS TRUST                                                          3.09         05/20/2005           5,281,892
   1,999,998  SCALDIS CAPITAL LIMITED                                               3.23         09/09/2005           1,981,778
   5,280,995  SECURITY LIFE OF DENVER                                               3.19         06/03/2005           5,280,995
   2,999,997  SEDNA FINANCE INCORPORATED                                            3.12         07/18/2005           2,987,727
   4,999,995  SEDNA FINANCE INCORPORATED                                            3.22         08/15/2005           4,966,545
   9,999,990  SOCIETE GENERALE                                                      3.04         06/30/2005           9,999,990
   5,280,995  TANGO FINANCE CORPORATION                                             3.12         10/25/2006           5,280,942
  14,999,985  TOTAL CAPITAL S.A.                                                    3.07         06/01/2005          14,999,985
   4,999,995  TRANSAMERICA ASSET FUNDING CORPORATION I                              3.07         06/22/2005           4,991,195
   2,640,997  TRAVELERS INSURANCE COMPANY                                           3.17         02/10/2006           2,640,945
   6,481,994  TULIP FUNDING CORPORATION                                             3.05         06/30/2005           6,466,242
   4,620,995  WHITE PINE FINANCE LLC                                                3.18         07/27/2005           4,598,491
   1,906,998  YORKTOWN CAPITAL LLC                                                  3.06         06/01/2005           1,906,998
                                                                                                                    301,435,659
                                                                                                                 --------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $306,953,330)                                                         306,953,330
                                                                                                                 --------------

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS              PORTFOLIO OF INVESTMENTS --
                                                                    MAY 31, 2005
--------------------------------------------------------------------------------

   MANAGED FIXED INCOME PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------

SHARES        SECURITY NAME                                                                                          VALUE
SHORT-TERM INVESTMENTS - 2.31%
  15,710,296  WELLS FARGO ADVANTAGE MONEY MARKET TRUST~++                                                        $   15,710,296
                                                                                                                 --------------

TOTAL SHORT-TERM INVESTMENTS (COST $15,710,296)                                                                      15,710,296
                                                                                                                 --------------
TOTAL INVESTMENTS IN SECURITIES
(COST $977,930,730)*                                        146.85%                                              $  996,357,369
OTHER ASSETS AND LIABILITIES, NET                           (46.85)                                                (317,864,129)
                                                            ------                                               --------------

TOTAL NET ASSETS                                            100.00%                                              $  678,493,240
                                                            ======                                               ==============

+/-   VARIABLE RATE INVESTMENTS.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4 (2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

%%    SECURITIES ISSUED ON A WHEN-ISSUED (TBA) BASIS. (SEE NOTE 2)

^     ZERO COUPON/STEPPED COUPON BOND. INTEREST RATE PRESENTED IS YIELD TO
      MATURITY.

& U.S. TREASURY INFLATION-PROTECTION SECURITIES (TIPS) ARE SECURITIES IN WHICH THE PRINCIPAL AMOUNT IS ADJUSTED FOR INFLATION AND THE SEMI-ANNUAL INTEREST PAYMENTS EQUAL A FIXED PERCENTAGE OF THE INFLATION-ADJUSTED PRINCIPAL AMOUNT.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

++    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $15,710,296.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $977,930,730 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

       GROSS UNREALIZED APPRECIATION                        $22,776,507
       GROSS UNREALIZED DEPRECIATION                         (4,349,868)
                                                           ------------
       NET UNREALIZED APPRECIATION (DEPRECIATION)           $18,426,639

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS --              WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
MAY 31, 2005
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                    INTEREST RATE   MATURITY DATE         VALUE
ASSET-BACKED SECURITIES - 13.94%
$    108,109  ASSET BACKED SECURITIES CORPORATION HOME EQUITY SERIES 2001-HE2
                CLASS A1+/-                                                         3.35%        06/15/2031      $      109,025
   2,000,000  BANK ONE ISSUANCE TRUST SERIES 2002-C2+/-                             4.08         05/15/2008           2,004,334
   3,000,000  BANK ONE ISSUANCE TRUST SERIES 2003-B3+/-                             3.41         05/16/2011           3,016,060
   1,676,677  BANKAMERICA MANUFACTURED HOUSING CONTRACT SERIES 1997-1 CLASS A8      6.73         06/10/2023           1,696,517
   6,955,000  BRAZOS STUDENT LOAN FINANCE CORPORATION SERIES 1995-A CLASS A3+/-     3.53         06/01/2025           6,954,958
     516,101  CHASE FUNDING LOAN ACQUISITION TRUST SERIES 2001-FF1A2+/-             3.33         04/25/2031             516,258
     400,000  CITIBANK CREDIT CARD ISSUANCE TRUST SERIES 2001-B2 CLASS B2+/-        2.93         12/10/2008             402,020
     844,780  COUNTRYWIDE ASSET BACKED CERTIFICATES SERIES 2003-BC1 CLASS A1+/-     3.49         03/25/2033             845,818
     355,108  COUNTRYWIDE ASSET BACKED CERTIFICATES SERIES 2003-SD1 CLASS
                A1+/-++                                                             3.78         12/25/2032             355,551
     900,987  COUNTRYWIDE ASSET BACKED CERTIFICATES SERIES 2003-SD2 CLASS
                A1+/-++                                                             3.59         09/25/2032             908,258
     976,105  COUNTRYWIDE ASSET BACKED CERTIFICATES SERIES 2003-SD3 CLASS
                A1+/-++                                                             3.51         01/25/2033             981,580
   3,151,377  COUNTRYWIDE ASSET BACKED CERTIFICATES SERIES 2004-SD2 CLASS
                A1+/-++                                                             3.46         11/25/2033           3,157,286
     331,874  COUNTRYWIDE HOME EQUITY LOAN TRUST SERIES 2000-B CLASS A2+/-          3.32         08/15/2026             331,871
   1,955,764  COUNTRYWIDE HOME EQUITY LOAN TRUST SERIES 2001-A CLASS A+/-           3.33         04/15/2027           1,957,316
   1,815,556  COUNTRYWIDE HOME EQUITY LOAN TRUST SERIES 2002-D CLASS A+/-           3.33         08/15/2028           1,817,246
   1,536,269  COUNTRYWIDE HOME EQUITY LOAN TRUST SERIES 2002-G+/-                   3.46         12/15/2028           1,545,260
     617,961  EQCC HOME EQUITY LOAN TRUST SERIES 1998-4 CLASS A1F+/-                3.53         01/15/2029             619,128
   4,995,496  EQUIFIRST MORTGAGE LOAN TRUST SERIES 2003-2 CLASS 3A3+/-              2.47         09/25/2033           4,997,322
     995,714  FHABS 2004 HE-1+/-                                                    3.30         01/25/2024             996,025
   3,849,073  FHABS SERIES 2004-HE3 CLASS A+/-                                      3.38         10/25/2034           3,862,092
   1,214,535  FHLMC STRUCTURED PASS THROUGH SECURITIES SERIES T-35 CLASS A+/-       3.23         09/25/2031           1,214,928
   2,219,059  FIFTH THIRD HOME EQUITY LOAN TRUST SERIES 2003-1 CLASS A+/-           3.34         09/20/2023           2,222,426
     494,344  FIFTH THIRD MORTGAGE LOAN TRUST SERIES 2002-FTB1 CLASS 4A1+/-         6.03         11/19/2032             495,163
   1,640,872  FIRST PLUS HOME LOAN TRUST SERIES 1997-3 CLASS A8                     7.55         11/10/2023           1,638,903
   5,213,677  FLEET HOME EQUITY LOAN TRUST SERIES 2003-1 CLASS A+/-                 3.34         01/20/2033           5,219,666
   1,401,962  GMAC MORTGAGE CORPORATION LOAN TRUST SERIES 1999-2 CL A3+/-           3.45         11/25/2029           1,402,084
   2,103,273  GMAC MORTGAGE CORPORATION LOAN TRUST SERIES 2001-HE3 CLASS A2+/-      3.37         03/25/2027           2,108,687
   1,500,000  GOLDEN SECURITIES CORPORATION SERIES 2003-A CLASS A1+/-++             3.38         12/02/2013           1,500,480
   1,500,000  HONDA AUTO RECEIVABLES OWNER TRUST 2005-2 CLASS A3                    3.93         01/15/2009           1,499,259
   1,536,498  HOUSEHOLD HOME EQUITY LOAN TRUST SERIES 2002-2, CLASS A+/-            3.39         04/20/2032           1,538,520
   2,711,457  KEYCORP STUDENT LOAN TRUST SERIES 2003-A CLASS 2A1+/-                 3.31         10/25/2025           2,708,916
     611,993  LEHMAN BROTHERS+/-                                                    3.31         12/25/2033             612,445
   2,206,753  MELLON RESIDENTIAL FUNDING CORPORATION SERIES 2001-TBC1 CLASS A1+/-   3.30         11/15/2031           2,206,969
   5,365,195  MSDWCC HELOC TRUST SERIES 2003-1A CLASS A+/-                          3.36         11/25/2015           5,385,990
     135,195  NELLIE MAE INCORPORATED SERIES 1996-1 CLASS A2+/-                     3.35         12/15/2018             135,221
   1,200,326  OPTION ONE MORTGAGE LOAN TRUST SERIES 2003-1 CLASS A2+/-              3.51         02/25/2033           1,203,998
      60,793  PASS-THROUGH AMORTIZING CREDIT CARD TRUSTS SERIES 2002-1A CLASS
                A2FL+/-++                                                           4.44         06/18/2012              60,791
      47,993  PASS-THROUGH AMORTIZING CREDIT CARD TRUSTS SERIES 2002-A1 CLASS
                A1FL+/-++                                                           3.84         06/18/2012              47,991
   1,569,193  RESIDENTIAL ASSET SECURITIES 04-RP1 A2A+/-++                          2.23         11/25/2042           1,572,211
   2,414,184  SEQUOIA MORTGAGE TRUST SERIES 2003-2 CLASS A1+/-                      3.42         06/20/2033           2,414,296
   2,733,924  SEQUOIA MORTGAGE TRUST SERIES 5 CLASS A+/-                            3.44         10/19/2026           2,737,318
   2,000,000  STRUCTURED ASSET REPACKAGED TRUST+/-++                                3.53         03/21/2006           2,003,966
   2,731,301  STRUCTURED ASSET SECURITIES CORPORATION SERIES 2003-9A CLASS 2A1+/-   3.83         03/25/2033           2,714,898
     645,245  WACHOVIA ASSET SECURITIZATION INCORPORATED SERIES 2002-HE2 A+/-       3.52         12/25/2032             648,840
   4,454,092  WACHOVIA ASSET SECURITIZATION INCORPORATED SERIES 2003-HE2 AII1+/-    3.35         07/02/2018           4,465,988
   3,263,481  WACHOVIA ASSET SECURITIZATION INCORPORATED SERIES 2004-HE1 CLASS
                A+/-                                                                3.31         06/25/2034           3,266,986
   4,521,375  WASHINGTON MUTUAL SERIES 2003-AR1 CLASS A6+/-                         4.50         03/25/2033           4,523,928

TOTAL ASSET-BACKED SECURITIES (COST $91,797,750)                                                                     92,624,793
                                                                                                                 --------------

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                                                                    MAY 31, 2005
--------------------------------------------------------------------------------

    STABLE INCOME PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                    INTEREST RATE   MATURITY DATE         VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 22.54%
$    271,055  BANK OF AMERICA MORTGAGE SECURITIES SERIES 2002-G CLASS 2A1+/-        5.10%        07/20/2032      $      273,643
   2,207,701  BANK OF AMERICA MORTGAGE SECURITIES SERIES 2003-A CLASS 2A2+/-        4.57         02/25/2033           2,216,215
   6,025,000  CHESAPEAKE FUNDING LLC SERIES 2003-2 A1+/-                            3.29         11/07/2008           6,026,307
   5,000,000  COUNTRYWIDE ALTERNATIVE LOAN TRUST 2005-24 CLASS 2A1B+/-              3.81         07/20/2035           5,046,547
   7,409,643  COUNTRYWIDE HOME LOANS SERIES 2004-25 CLASS 1A3+/-                    3.38         04/25/2025           7,425,882
   7,345,447  COUNTRYWIDE HOME LOANS SERIES 2004-29 CLASS 2A1+/-                    3.42         12/29/2034           7,362,662
   6,240,266  COUNTRYWIDE HOME LOANS SERIES 2004-R1 CLASS 1AF+/-++                  3.49         11/25/2034           6,238,319
     825,584  CS FIRST BOSTON MORTGAGE SECURITIES CORPORATION SERIES 2002-
                AR17 CLASS 2A1+/-                                                   4.40         12/19/2039             834,675
   1,574,478  CS FIRST BOSTON MORTGAGE SECURITIES CORPORATION SERIES 2003-AR2
                CLASS 2A1+/-                                                        4.90         02/25/2033           1,565,611
   2,750,000  FIFTH THIRD AUTO TRUST SERIES 2004-A CLASS A4                         3.70         10/20/2011           2,728,571
     962,339  GREENPOINT HOME EQUITY LOAN TRUST SERIES 2004-1A+/-                   3.25         07/25/2029             963,419
  11,940,290  GSMPS MORTGAGE LOAN TRUST SERIES 2004-4 CLASS 1AF+/-++                3.49         10/25/2034          11,997,795
   7,042,593  HARBORVIEW MORTGAGE LOAN TRUST SERIES 2004-11 CLASS 3A2A+/-           3.32         01/19/2035           7,118,371
   6,077,328  MLCC MORTGAGE INVESTORS INCORPORATED+/-                               3.52         03/25/2028           6,087,487
   2,794,930  MLCC MORTGAGE INVESTORS INCORPORATED SERIES 2003-A2 CLASS 2A2+/-      4.21         02/25/2033           2,796,385
   8,289,409  MLCC MORTGAGE INVESTORS INCORPORATED SERIES 1995-B CLASS A+/-         3.49         10/15/2020           8,307,982
     753,784  MLCC MORTGAGE INVESTORS INCORPORATED SERIES 1996-C CLASS A+/-         3.47         09/15/2021             755,069
   1,564,778  MLCC MORTGAGE INVESTORS INCORPORATED SERIES 1997-B CLASS A+/-         3.63         03/16/2026           1,567,903
   6,318,369  MLCC MORTGAGE INVESTORS INCORPORATED SERIES 1999-A CLASS A+/-         3.47         03/15/2025           6,347,544
   5,437,141  MLCC MORTGAGE INVESTORS INCORPORATED SERIES 2003-B CLASS A1+/-        3.43         04/25/2028           5,470,961
   4,543,359  MLCC MORTGAGE INVESTORS INCORPORATED SERIES 2004-A A1+/-              3.32         04/25/2029           4,542,994
   5,292,464  MORGAN STANLEY DEAN WITTER CAPITAL I SERIES 2003-HYB1 CLASS A3+/-     4.60         03/25/2033           5,346,840
   2,592,898  NATIONSLINK FUNDING CORPORATION SERIES 1999-SL CLASS A1V+/-           3.44         11/10/2030           2,600,842
   1,958,710  NATIONSLINK FUNDING CORPORATION SERIES 1999-SL CLASS A4               6.65         11/10/2030           1,991,065
     513,546  NATIONSLINK FUNDING CORPORATION SERIES 1999-SL CLASS D                7.56         11/10/2030             551,116
     419,228  PROVIDIAN HOME EQUITY LOAN TRUST SERIES 1999-1 A+/-                   3.38         06/25/2025             420,119
   2,039,602  RESIDENTIAL FUNDING MORTGAGE SECURITIES INCORPORATED SERIES 2003-
                HS1 AII+/-                                                          3.38         12/25/2032           2,041,955
   4,003,797  RESIDENTIAL FUNDING MORTGAGE SECURITIES SERIES 2004-HS3 CLASS A+/-    3.36         09/25/2029           4,008,802
   1,391,970  RESIDENTIAL FUNDING SECURITIES CORPORATION SERIES 2003-RP1 CLASS
                A1+/-++                                                             3.59         05/05/2033           1,397,582
   5,273,823  SASC 04-NP2 A1+/-++                                                   3.44         11/30/2034           5,273,823
   1,334,357  SASC SERIES 2003-39EX+/-                                              3.54         08/25/2033           1,335,969
   7,576,434  SEQUOIA MORTGAGE TRUST SERIES 10 CLASS 1A+/-                          3.49         10/20/2027           7,582,554
   8,556,997  SEQUOIA MORTGAGE TRUST SERIES 2003-8 A1+/-                            3.41         12/20/2033           8,553,222
   3,189,186  STRUCTURED ASSET SECURITIES CORPORATION SERIES 2004-S3 CLASS A+/-     3.34         10/25/2034           3,196,299
   9,762,992  WASHINGTON MUTUAL SERIES 2005-AR1 A-1A+/-                             3.38         01/25/2035           9,761,757

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $148,349,095)                                                       149,736,287
                                                                                                                 --------------

CORPORATE BONDS & NOTES - 22.53%

APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS - 0.45%
   2,984,000  REEBOK INTERNATIONAL LIMITED                                          6.75         09/15/2005           3,003,333
                                                                                                                 --------------

BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS - 0.54%
   3,550,000  MASCO CORPORATION+/-++                                                3.21         03/09/2007           3,558,055
                                                                                                                 --------------

CHEMICALS & ALLIED PRODUCTS - 0.72%
   1,000,000  ELI LILLY & COMPANY+/-                                                3.34         08/24/2007           1,000,423
   3,775,000  RPM INTERNATIONAL INCORPORATED                                        7.00         06/15/2005           3,776,166
                                                                                                                      4,776,589
                                                                                                                 --------------

PORTFOLIO OF INVESTMENTS --              WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
MAY 31, 2005
--------------------------------------------------------------------------------

    STABLE INCOME PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                    INTEREST RATE   MATURITY DATE         VALUE
COMMUNICATIONS - 0.76%
$  3,080,000  COX RADIO INCORPORATED                                                6.63%        02/15/2006      $    3,130,919
   1,825,000  TIME WARNER COMPANIES INCORPORATED                                    8.11         08/15/2006           1,905,993
                                                                                                                      5,036,912
                                                                                                                 --------------

DEPOSITORY INSTITUTIONS - 3.94%
   2,000,000  ASSOCIATED BANK NA+/-                                                 3.33         02/01/2008           1,999,740
   2,100,000  BANK OF AMERICA CORPORATION SERIES MTN1+/-                            3.55         08/26/2005           2,101,436
   2,225,000  BB&T CORPORATION+/-                                                   6.38         06/30/2005           2,230,523
   2,900,000  DEPOSIT GUARANTY CORPORATION                                          7.25         05/01/2006           2,987,299
   3,497,000  FIFTH THIRD BANK MICHIGAN+/-                                          7.75         08/15/2010           3,518,283
   2,500,000  NATIONAL CITY BANK+/-                                                 3.14         02/07/2008           2,499,950
   5,000,000  NEBHELP INCORPORATED SERIES A-2+/-                                    3.24         12/01/2017           5,000,000
   2,700,000  STATE STREET CAPITAL TRUST II+/-                                      3.29         02/15/2008           2,706,164
     425,000  WACHOVIA CORPORATION                                                  6.88         09/15/2005             428,930
   2,710,000  WASHINGTON MUTUAL BANK FA SERIES MTN+/-                               3.51         07/25/2006           2,720,585
                                                                                                                     26,192,910
                                                                                                                 --------------

ELECTRIC, GAS & SANITARY SERVICES - 1.31%
   4,000,000  DUKE ENERGY CORPORATION+/-                                            3.41         12/08/2005           4,001,740
   3,765,000  DUKE ENERGY FIELD SERVICES LLC                                        7.50         08/16/2005           3,793,512
     884,635  NIAGARA MOHAWK POWER CORPORATION SERIES F                             7.63         10/01/2005             896,219
                                                                                                                      8,691,471
                                                                                                                 --------------

FINANCIAL SERVICES - 0.38%
   2,500,000  AMERICAN HONDA FINANCE CORPORATION SERIES MTN+/-++                    3.30         07/11/2006           2,504,770
                                                                                                                 --------------

FOOD & KINDRED PRODUCTS - 0.49%
   1,555,000  GENERAL MILLS INCORPORATED                                            6.45         10/15/2006           1,603,645
   1,600,000  RUBBERMAID INCORPORATED                                               6.60         11/15/2006           1,654,971
                                                                                                                      3,258,616
                                                                                                                 --------------

FOOD STORES - 0.68%
   4,500,000  SAFEWAY INCORPORATED+/-                                               3.21         11/01/2005           4,503,713
                                                                                                                 --------------

FORESTRY - 0.25%
   1,653,000  WEYERHAEUSER COMPANY                                                  6.13         03/15/2007           1,688,763
                                                                                                                 --------------

HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES - 0.38%
   2,500,000  MARRIOTT INTERNATIONAL INCORPORATED SERIES B                          6.88         11/15/2005           2,534,923
                                                                                                                 --------------

INSURANCE AGENTS, BROKERS & SERVICE - 0.60%
   4,000,000  NATIONWIDE LIFE GLOBAL FIND+/-++                                      3.36         05/15/2007           4,003,584
                                                                                                                 --------------

INSURANCE CARRIERS - 1.71%
   1,900,000  AMERUS GROUP COMPANY                                                  6.95         06/15/2005           1,901,699
   2,840,000  HARTFORD LIFE GLOBAL FUND+/-                                          3.18         09/15/2009           2,828,606
   3,000,000  PROVIDENT COMPANIES INCORPORATED                                      6.38         07/15/2005           3,012,852
   3,500,000  UNITRIN INCORPORATED                                                  5.75         07/01/2007           3,595,032
                                                                                                                     11,338,189
                                                                                                                 --------------

METAL MINING - 0.32%
   2,000,000  ALCAN ALUMINUM                                                        6.25         11/01/2008           2,109,798
                                                                                                                 --------------

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                                                                    MAY 31, 2005
--------------------------------------------------------------------------------

  STABLE INCOME PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                    INTEREST RATE   MATURITY DATE         VALUE
NON-DEPOSITORY CREDIT INSTITUTIONS - 5.83%
$  3,575,000  AMERICAN EXPRESS CENTURION+/-                                         3.18%        07/19/2007      $    3,578,983
   2,000,000  AMERICAN GENERAL FINANCE SERIES MTNH+/-                               3.22         04/05/2007           1,995,308
   3,142,000  EQUIFAX INCORPORATED                                                  6.30         07/01/2005           3,149,443
   4,180,000  GOLDMAN SACHS GROUP INCORPORATED+/-                                   2.75         01/09/2007           4,184,861
   2,000,000  JOHN HANCOCK GLOBAL FUNDING II+/-++                                   3.29         04/03/2009           2,000,090
   2,325,000  KEYCORP+/-                                                            3.36         07/23/2007           2,327,099
     696,000  LEHMAN BROTHERS HOLDINGS CORPORATION SERIES EMTN+/-                   3.59         09/28/2005             697,144
   2,565,000  MARSHALL AND ILSLEY BANK+/-                                           3.15         10/02/2006           2,501,106
   3,380,000  MORGAN STANLEY DEAN WITTER & COMPANY CORPORATION FLOATING RATE+/-     3.44         11/24/2006           3,385,117
   1,675,707  MORGAN STANLEY DEAN WITTER & COMPANY CORPORATION HELOC TRUST
                SERIES 2003-2 A+/-                                                  3.35         04/25/2016           1,678,118
   4,677,116  RENAISSANCE HOME EQUITY LOAN TRUST SERIES 2003-3 A+/-                 3.59         12/25/2033           4,699,379
   1,861,149  RESIDENTIAL FUNDING MORTGAGE SECURITIES SERIES 2002-HS3 2A+/-         3.43         08/25/2032           1,863,623
   1,671,981  SOVEREIGN BANKCORP++                                                 10.20         06/30/2005           1,676,545
   2,000,000  US TRUST COMPANY NEW YORK+/-                                          3.27         03/13/2006           2,002,200
   3,000,000  VOLKSWAGEN CREDIT INCORPORATED+/-++                                   3.40         07/21/2005           2,999,610
                                                                                                                     38,738,626
                                                                                                                 --------------

OIL & GAS EXTRACTION - 0.93%
   3,172,000  COLUMBIA ENERGY GROUP                                                 6.80         11/28/2005           3,216,082
   2,970,000  HALLIBURTON COMPANY+/-                                                4.65         10/17/2005           2,984,728
                                                                                                                      6,200,810
                                                                                                                 --------------

PAPER & ALLIED PRODUCTS - 0.34%
   2,285,000  AVERY DENNISON CORPORATION+/-                                         3.46         08/10/2007           2,286,115
                                                                                                                 --------------

PRINTING, PUBLISHING & ALLIED INDUSTRIES - 0.08%
     525,000  DONNELLEY & SONS SERIES MTNC                                          6.66         07/06/2005             526,119
                                                                                                                 --------------

REAL ESTATE - 1.43%
   4,000,000  DUKE REALTY CORPORATION+/-                                            3.31         12/22/2006           4,001,816
   1,800,000  JDN REALTY CORPORATION                                                6.95         08/01/2007           1,885,728
   3,588,256  MELLON RESIDENTIAL FUNDING CORPORATION SERIES 1999-TBC3 CLASS A2+/-   3.48         10/20/2029           3,619,909
                                                                                                                      9,507,453
                                                                                                                 --------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 0.30%
   2,000,000  MERRILL LYNCH & COMPANY INCORPORATED SERIES MTN+/-                    3.68         05/22/2006           2,007,256
                                                                                                                 --------------

STONE, CLAY, GLASS & CONCRETE PRODUCTS - 0.30%
   2,000,000  LAFARGE NORTH AMERICA CORPORATION                                     6.38         07/15/2005           2,005,376
                                                                                                                 --------------

TRANSPORTATION EQUIPMENT - 0.79%
   3,800,000  DAIMLERCHRYSLER NA HOLDING CORPORATION SERIES MTND+/-                 3.89         09/26/2005           3,805,981
   1,500,000  FORD MOTOR CREDIT COMPANY+/-<<                                        3.92         09/28/2007           1,436,315
                                                                                                                      5,242,296
                                                                                                                 --------------

TOTAL CORPORATE BONDS & NOTES (COST $149,470,454)                                                                   149,715,677
                                                                                                                 --------------

FUNDING AGREEMENT - 0.38%
   2,500,000  MONUMENTAL LIFE INSURANCE COMPANY+/-++                                3.09         10/20/2006           2,500,000

TOTAL FUNDING AGREEMENT (COST $2,500,000)                                                                             2,500,000
                                                                                                                 --------------

PORTFOLIO OF INVESTMENTS --              WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
MAY 31, 2005
--------------------------------------------------------------------------------

    STABLE INCOME PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                    INTEREST RATE   MATURITY DATE         VALUE
LOAN PARTICIPATION - 1.49%
$  4,000,000  TIMES SQUARE DEVELOPMENT BANK LOAN+/-++                               3.32%        01/23/2007      $    4,000,000
   3,544,077  UNITED STATES DEPARTMENT OF AGRICULTURE - PVT+/-++                    1.99         06/25/2016           3,544,077
   1,507,853  UNITED STATES DEPARTMENT OF AGRICULTURE - PVT SBA GP SERIES D#66++    5.37         09/08/2019           1,507,853
     875,922  UNITED STATES DEPARTMENT OF AGRICULTURE LOAN+/-++                     2.13         10/15/2020             878,112

TOTAL LOAN PARTICIPATION (COST $9,868,500)                                                                            9,930,042
                                                                                                                 --------------

MUNICIPAL BONDS & NOTES - 3.14%
   4,700,000  COLORADO STUDENT OBLIGATION BOND AUTHORITY STUDENT LOAN REVENUE+/-    2.63         12/01/2032           4,700,000
   1,925,000  HARRISBURG PA REDEVELOPMENT AUTHORITY+/-SS.                           3.74         11/15/2030           1,917,185
     385,000  HUDSON COUNTY NJ   (GENERAL OBLIGATION - STATES, TERRITORIES LOC)
                +/-                                                                 6.09         09/01/2005             387,514
   1,340,000  INDIANA BOARD BANK REVENUE                                            3.40         01/15/2007           1,340,000
     170,000  INDIANA BOARD BANK REVENUE                                            3.53         07/15/2007             168,084
     635,000  MINNESOTA STATE MUNICIPAL POWER AGENCY ELECTRIC REVENUE               3.35         10/01/2005             632,758
   2,825,000  MUSKEGON COUNTY MI                                                    4.00         06/01/2006           2,830,198
   1,900,000  OREGON STATE TAXABLE ALTERNATE ENERGY PROJECT SERIES D                4.00         04/01/2006           1,901,767
   2,000,000  PENNSYLVANIA STATE HIGHER EDUCATION ASSISTANCE AGENCY STUDENT LOAN
                REVENUE SUB SERIES E+/-SS.                                          3.29         11/01/2028           2,000,000
   5,000,000  SOUTH CAROLINA STUDENT LOAN CORPORATION EDUCATIONAL LOAN REVENUE
                SERIES A-4+/-                                                       3.28         06/01/2043           5,000,000

TOTAL MUNICIPAL BONDS & NOTES (COST $20,897,540)                                                                     20,877,506
                                                                                                                 --------------

AGENCY SECURITIES - 27.02%

FEDERAL AGENCY & GOVERNMENT - 0.40%
      16,178  SBA #500276+/-                                                        7.13         05/25/2007              16,498
     191,220  SBA #500957+/-                                                        5.50         07/25/2014             200,430
     119,668  SBA #501224+/-                                                        4.00         06/25/2015             122,030
      24,122  SBA #502966+/-                                                        6.48         05/25/2015              25,671
     174,239  SBA #503405+/-                                                        5.63         05/25/2016             186,330
     729,344  SBA #503611+/-                                                        5.38         12/25/2021             776,984
      25,484  SBA #503653+/-                                                        6.13         01/25/2010              26,376
     405,538  SBA #503658+/-                                                        6.63         09/25/2010             425,194
     193,146  SBA #503664+/-                                                        5.73         01/25/2013             202,232
     673,710  SBA SERIES 10-C                                                       7.88         05/01/2010             712,431
                                                                                                                      2,694,176
                                                                                                                 --------------

FEDERAL HOME LOAN MORTGAGE CORPORATION - 9.59%
      45,783  FHLMC #410220+/-                                                      4.03         10/01/2025              47,071
      81,550  FHLMC #611084+/-                                                      3.57         06/01/2030              83,832
     414,324  FHLMC #786614+/-                                                      4.59         08/01/2025             422,469
     201,607  FHLMC #845151+/-                                                      3.30         06/01/2022             210,267
      25,238  FHLMC #846367+/-                                                      3.93         04/01/2029              25,881
   2,044,072  FHLMC #E90573<<                                                       6.00         07/01/2017           2,119,235
   3,637,007  FHLMC #G90030<<                                                       7.50         07/17/2017           3,842,801
   9,288,638  FHLMC GOLD                                                            5.00         05/15/2020           9,415,075
  15,000,000  FHLMC GOLD<<                                                          5.50         05/15/2020          15,431,296
     301,887  FHLMC SERIES 1192 CLASS I                                             7.50         01/15/2007             301,509
     361,075  FHLMC SERIES 31 CLASS A7+/-                                           3.22         05/25/2031             361,063
   7,715,515  FHLMC SERIES T-55 1A2                                                 7.00         03/25/2043           8,066,492
   4,240,313  FHLMC STRUCTURED PASS-THROUGH SECURITIES SERIES T-54 CLASS 3A         7.00         02/25/2043           4,486,779
   5,203,217  FHLMC STRUCTURED PASS-THROUGH SECURITIES SERIES T-54 CLASS 4A+/-      4.15         02/25/2043           5,485,613

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS              PORTFOLIO OF INVESTMENTS --
                                                                    MAY 31, 2005
--------------------------------------------------------------------------------

    STABLE INCOME PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                    INTEREST RATE   MATURITY DATE         VALUE
FEDERAL HOME LOAN MORTGAGE CORPORATION (CONTINUED)
$  5,929,601  FHLMC STRUCTURED PASS-THROUGH SECURITIES SERIES T-57 CLASS 1A2        7.00%        07/25/2043      $    6,261,285
   6,645,135  FHLMC STRUCTURED PASS-THROUGH SECURITIES SERIES T-58 CLASS 4A         7.50         09/25/2043           7,145,600
                                                                                                                     63,706,268
                                                                                                                 --------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 16.51%
   4,934,636  FNMA<<                                                                5.00         05/25/2020           5,005,547
     221,271  FNMA #155506+/-                                                       3.41         04/01/2022             225,470
     636,600  FNMA #190815+/-                                                       3.86         07/01/2017             619,749
      71,161  FNMA #220706+/-                                                       3.36         06/01/2023              73,669
     406,077  FNMA #253482                                                          8.50         10/01/2030             439,121
     125,151  FNMA #318464+/-                                                       3.48         04/01/2025             128,054
     277,286  FNMA #321051+/-                                                       4.07         08/01/2025             284,952
      62,852  FNMA #331866+/-                                                       4.55         12/01/2025              64,247
   3,221,071  FNMA #384459                                                          5.29         11/01/2008           3,303,858
  15,000,000  FNMA #460900<<                                                        3.92         01/01/2008           4,957,269
      48,968  FNMA #46698+/-                                                        3.78         12/01/2015              49,305
      26,990  FNMA #519047+/-                                                       4.34         09/01/2029              27,959
   3,243,863  FNMA #545927<<                                                        6.50         12/01/2015           3,386,233
   3,865,109  FNMA #631367<<                                                        5.50         02/01/2017           3,971,639
   4,967,616  FNMA #686043+/-<<                                                     4.42         07/01/2033           5,027,326
   5,248,690  FNMA #693015+/-                                                       4.05         06/01/2033           5,249,961
   2,232,833  FNMA #732003+/-                                                       4.48         09/01/2033           2,234,755
   4,241,092  FNMA #734329+/-<<                                                     4.26         06/01/2033           4,242,604
   7,991,135  FNMA #739757+/-<<                                                     4.07         08/01/2033           7,938,681
   7,703,256  FNMA #741447+/-<<                                                     4.01         10/01/2033           7,651,689
   6,730,041  FNMA #741454+/-<<                                                     4.11         10/01/2033           6,690,653
   6,156,803  FNMA #750805+/-<<                                                     4.79         11/25/2033           6,193,296
  13,063,006  FNMA #789463+/-                                                       4.42         06/01/2034          13,062,502
   1,373,574  FNMA GRANTOR TRUST SERIES 2002-T12 CLASS A3                           7.50         05/25/2042           1,448,636
   1,383,147  FNMA GRANTOR TRUST SERIES 2002-T13 CLASS A1+/-                        3.12         08/25/2032           1,383,123
   2,361,347  FNMA GRANTOR TRUST SERIES 2003-T4 CLASS 1A+/-                         3.13         09/26/2033           2,362,030
     271,731  FNMA SERIES 1991-146 CLASS Z                                          8.00         10/25/2006             277,212
     243,019  FNMA SERIES 2001-W1 CLASS AV1+/-                                      3.33         08/25/2031             243,037
   2,049,384  FNMA SERIES 2002-90 CLASS A2                                          6.50         11/25/2042           2,126,236
   3,591,466  FNMA SERIES 2003-W4 3A                                                7.00         10/25/2042           3,773,866
   3,875,222  FNMA SERIES 2004-W2 2A2                                               7.00         02/25/2044           4,107,301
   1,556,720  FNMA WHOLE LOAN SERIES 2002-W10 CLASS A6                              7.50         08/25/2042           1,672,015
   1,443,364  FNMA WHOLE LOAN SERIES 2002-W12 CLASS AV1+/-                          3.27         02/25/2033           1,444,299
                                                                                                                    109,666,294
                                                                                                                 --------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 0.07%
     422,751  GNMA #780533                                                          7.00         07/15/2008             445,947
                                                                                                                 --------------

STUDENT LOAN MARKETING ASSOCIATION - 0.45%
   3,000,000  SLMA SERIES 1999-3 CLASS CTFS+/-                                      3.10         01/26/2015           3,011,893
                                                                                                                 --------------

TOTAL AGENCY SECURITIES (COST $179,523,141)                                                                         179,524,578
                                                                                                                 --------------

PORTFOLIO OF INVESTMENTS --              WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
MAY 31, 2005
--------------------------------------------------------------------------------

    STABLE INCOME PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                    INTEREST RATE   MATURITY DATE         VALUE
US TREASURY SECURITIES - 6.23%

US TREASURY NOTES - 6.23%
$ 11,005,000  US TREASURY NOTE<<00                                                  3.00%        02/15/2008      $   10,828,315
   1,750,000  US TREASURY NOTE<<                                                    5.50         02/15/2008           1,834,696
  29,000,000  US TREASURY NOTE<<                                                    3.38         12/15/2008          28,699,792
                                                                                                                     41,362,803
                                                                                                                 --------------

TOTAL US TREASURY SECURITIES (COST $41,947,952)                                                                      41,362,803
                                                                                                                 --------------

COLLATERAL FOR SECURITIES LENDING - 19.34%

SHARES

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 0.68%
   2,199,998  EVERGREEN MONEY MARKET FUND                                                                             2,199,998
   2,329,886  SHORT TERM INVESTMENT COMPANY MONEY MARKET FUND                                                         2,329,886

                                                                                                                      4,529,884
                                                                                                                 --------------

PRINCIPAL

COLLATERAL INVESTED IN OTHER ASSETS - 18.66%
   1,072,999  ATOMIUM FUNDING CORPORATION                                           3.06         06/15/2005           1,071,743
   5,999,994  BANCO BILBAO VIZCAYA ARGENTARIA                                       3.07         06/01/2005           5,999,994
  23,999,976  BEAR STEARNS & COMPANY REPURCHASE AGREEMENT (MATURITY VALUE
                $24,002,029)                                                        3.08         06/01/2005          23,999,976
   4,399,995  BELFORD US CAPITAL COMPANY                                            3.08         06/21/2005           4,399,952
   1,319,999  BETA FINANCE INCORPORATED                                             3.13         06/02/2006           1,320,249
   5,999,994  BLUE SPICE LLC                                                        3.06         06/01/2005           5,999,994
   2,199,998  CC USA INCORPORATED                                                   3.21         07/05/2005           2,200,350
   1,508,998  CEDAR SPRINGS CAPITAL COMPANY LLC                                     3.02         06/03/2005           1,508,742
     671,999  CEDAR SPRINGS CAPITAL COMPANY LLC                                     3.07         06/07/2005             671,663
     700,999  CEDAR SPRINGS CAPITAL COMPANY LLC                                     3.07         06/09/2005             700,530
     999,999  CEDAR SPRINGS CAPITAL COMPANY LLC                                     3.21         08/02/2005             994,469
   4,999,995  CORPORATE ASSET SECURITIZATION AUSTRALIA LIMITED                      3.06         06/21/2005           4,991,595
     799,999  DANSKE CORPORATION                                                    3.09         06/20/2005             798,727
   1,319,999  DEUTSCHE BANK NEW YORK                                                3.22         11/10/2005           1,315,458
     799,999  HBOS TREASURY SERVICES PLC                                            3.07         06/22/2005             798,591
     785,999  JUPITER SECURITIZATION CORPORATION                                    3.06         06/15/2005             785,079
   1,759,998  K2 USA LLC                                                            3.12         07/24/2006           1,760,227
   5,999,994  KLIO FUNDING CORPORATION                                              3.06         06/27/2005           5,986,914
   2,199,998  LEHMAN BROTHERS HOLDINGS INCORPORATED                                 3.26         12/23/2005           2,201,428
   5,051,995  LEXINGTON PARKER CAPITAL CORPORATION                                  3.05         06/06/2005           5,049,873
   3,079,997  LIQUID FUNDING LIMITED                                                3.07         06/01/2005           3,079,997
   1,759,998  MORGAN STANLEY                                                        3.09         08/13/2010           1,760,016
   4,399,996  NATEXIS BANQUE NEW YORK                                               3.16         06/09/2005           4,399,336
     999,999  NEPTUNE FUNDING CORPORATION                                           3.07         06/01/2005             999,999
   3,480,997  NEPTUNE FUNDING CORPORATION                                           3.07         07/01/2005           3,472,224
   4,399,996  RACERS TRUST                                                          3.09         05/20/2005           4,400,744
     749,999  SCALDIS CAPITAL LIMITED                                               3.19         08/09/2005             745,387
   4,399,996  SECURITY LIFE OF DENVER                                               3.19         06/03/2005           4,399,996
   3,999,996  SEDNA FINANCE INCORPORATED                                            3.09         07/11/2005           3,986,316
   4,999,995  SOCIETE GENERALE                                                      3.04         06/30/2005           4,999,995

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS              PORTFOLIO OF INVESTMENTS --
                                                                    MAY 31, 2005
--------------------------------------------------------------------------------

    STABLE INCOME PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                    INTEREST RATE   MATURITY DATE         VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$  2,999,997  SOLITAIRE FUNDING LLC                                                 3.14%        07/21/2005      $    2,986,947
     599,999  SPINTAB (SWEDMORTGAGE) AB                                             3.26         09/01/2005             594,971
   4,399,996  TANGO FINANCE CORPORATION                                             3.12         10/25/2006           4,399,952
   5,999,994  TOTAL CAPITAL S.A.                                                    3.07         06/01/2005           5,999,994
   2,199,998  TRAVELERS INSURANCE COMPANY                                           3.17         02/10/2006           2,199,954
   2,999,997  WHITE PINE FINANCE LLC                                                3.27         09/15/2005           2,971,016
                                                                                                                    123,952,398
                                                                                                                 --------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $128,482,282)                                                         128,482,282
                                                                                                                 --------------

SHORT-TERM INVESTMENTS - 2.54%
  16,861,178  WELLS FARGO ADVANTAGE MONEY MARKET TRUST~++                                                            16,861,178
                                                                                                                 --------------

TOTAL SHORT-TERM INVESTMENTS (COST $16,861,178)                                                                      16,861,178
                                                                                                                 --------------

TOTAL INVESTMENTS IN SECURITIES
(COST $789,697,892)*                        119.15%                                                              $  791,615,146
OTHER ASSETS AND LIABILITIES, NET           (19.15)                                                                (127,257,389)
                                            ------                                                               --------------

TOTAL NET ASSETS                            100.00%                                                              $  664,357,757
                                            ======                                                               ==============

+/-   VARIABLE RATE INVESTMENTS.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4 (2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

SS. THESE SECURITIES ARE SUBJECT TO A DEMAND FEATURE WHICH REDUCES THE EFFECTIVE MATURITY.

00    SECURITY PLEDGED AS COLLATERAL FOR FUTURES TRANSACTIONS.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

++    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $16,861,178.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $789,699,089 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

       GROSS UNREALIZED APPRECIATION                                $ 4,887,565
       GROSS UNREALIZED DEPRECIATION                                 (2,971,508)
                                                                    ------------
      NET UNREALIZED APPRECIATION (DEPRECIATION)                    $ 1,916,057

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS --              WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
MAY 31, 2005
--------------------------------------------------------------------------------

    STRATEGIC VALUE BOND PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                    INTEREST RATE   MATURITY DATE         VALUE
ASSET-BACKED SECURITIES - 5.12%
$    646,118  BANKAMERICA MANUFACTURED HOUSING CONTRACT SERIES 1997-1 CLASS A8      6.73%        06/10/2023      $      653,764
     930,000  BRAZOS STUDENT LOAN FINANCE CORPORATION SERIES 1995-A CLASS A3+/-     3.31         06/01/2025             929,994
   1,000,000  CHASE FUNDING MORTGAGE LOAN SERIES 2002-1 CLASS 1A5+/-                6.60         02/25/2032           1,041,230
     806,140  COUNTRYWIDE ASSET BACKED CERTIFICATES SERIES 2004-SD4 CLASS A1+/-++   3.47         09/30/2034             817,724
     610,000  CROWN CASTLE TOWERS LLC++                                             4.64         06/15/2035             610,000
     759,621  EQCC HOME EQUITY LOAN TRUST SERIES 1999-2 CLASS A6F                   6.69         07/25/2030             773,615
     518,063  GREEN TREE FINANCIAL CORPORATION SERIES 1997-7 CLASS A8               6.86         07/15/2029             544,357
     997,808  GREEN TREE HOME EQUITY LOAN TRUST SERIES 1999-C CLASS M2              8.36         07/15/2030           1,025,823
     663,943  GSAMP TRUST SERIES 2005-SEA1 CLASSA+/-++                              3.43         04/25/2035             663,943
   1,300,000  KEYCORP STUDENT LOAN TRUST+/-                                         3.59         11/25/2036           1,307,644
   1,000,000  MELLON BANK PREMIUM FINANCE LOAN MASTER SERIES 2004-1 CLASS A+/-      2.65         06/15/2009           1,003,045
      22,398  PASS-THROUGH AMORTIZING CREDIT CARD TRUSTS SERIES 2002-1A CLASS
                A2FL+/-++                                                           4.44         06/18/2012              22,397
   1,226,000  RENTAL CAR FINANCE CORPORATION SERIES 1997-1 CLASS B3++               6.70         09/25/2007           1,226,969
     990,518  RESIDENTIAL FUNDING MORTGAGE SECURITIES II SERIES 2002-HI3 CLASS A6   5.98         08/25/2019           1,000,099

TOTAL ASSET-BACKED SECURITIES (COST $11,519,618)                                                                     11,620,604
                                                                                                                 --------------

COLLATERALIZED MORTGAGE OBLIGATIONS - 7.28%
     862,966  COUNTRYWIDE HOME LOANS++                                              6.50         11/25/2034             896,272
   2,410,098  COUNTRYWIDE HOME LOANS+/-++                                           3.38         03/25/2035           2,411,416
   1,137,226  CS FIRST BOSTON MORTGAGE SECURITIES CORPORATION 2004-AR5 CLASS
                10A1+/-                                                             5.03         05/01/2034           1,144,297
   2,985,036  FANNIE MAE SERIES 2005-29 CLASS WQ                                    5.50         04/25/2035           3,068,579
   1,350,000  FANNIE MAE WHOLE LOAN SERIES 2002-W4 CLASS A4                         6.25         05/25/2042           1,391,460
   1,162,367  FANNIE MAE WHOLE LOAN SERIES 2004-W11 CLASS 1A3                       7.00         05/25/2044           1,233,327
     368,660  FANNIE MAE WHOLE LOAN SERIES 2004-W8 CLASS 3A                         7.50         06/25/2044             393,831
   2,817,037  HARBORVIEW MORTGAGE LOAN TRUST SERIES 2004-11 CLASS 3A2A+/-           3.32         01/19/2035           2,847,348
   1,072,936  MERRILL LYNCH MORTGAGE INVESTORS INCORPORATED SERIES 1997-C1 CLASS
                A3                                                                  7.12         06/18/2029           1,106,509
     713,047  NATIONSLINK FUNDING CORPORATION SERIES 1999-SL CLASS A1V+/-           3.44         11/10/2030             715,232
     256,773  NATIONSLINK FUNDING CORPORATION SERIES 1999-SL CLASS D                7.56         11/10/2030             275,558
     774,969  NOMURA ASSET ACCEPTANCE CORPORATION SERIES 2004-R2 CLASS A1+/-++      6.50         10/25/2034             799,930
     253,085  RESIDENTIAL FUNDING SECURITIES CORPORATION SERIES 2003-RP1 CLASS
                A1+/-++                                                             3.52         11/25/2034             254,106

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $16,479,725)                                                         16,537,865
                                                                                                                 --------------

CORPORATE BONDS & NOTES - 36.48%

AEROSPACE, DEFENSE - 0.28%
     600,000  ARMOR HOLDINGS INCORPORATED                                           8.25         08/15/2013             643,429
                                                                                                                 --------------

AMUSEMENT & RECREATION SERVICES - 0.13%
     290,000  K2 INCORPORATED                                                       7.38         07/01/2014             301,600
                                                                                                                 --------------

APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS - 0.48%
     675,000  PHILLIPS-VAN HEUSEN                                                   7.75         11/15/2023             695,250
     375,000  RUSSELL CORPORATION                                                   9.25         05/01/2010             394,688
                                                                                                                      1,089,938
                                                                                                                 --------------

BUSINESS SERVICES - 1.08%
     250,000  AFFINITY GROUP INCORPORATED                                           9.00         02/15/2012             251,250
     600,000  CENDANT CORPORATION                                                   7.38         01/15/2013             680,389
     500,000  FISERV INCORPORATED                                                   4.00         04/15/2008             493,292
     375,000  IRON MOUNTAIN INCORPORATED                                            8.63         04/01/2013             382,500
     600,000  NCR CORPORATION                                                       7.13         06/15/2009             651,734
                                                                                                                      2,459,165
                                                                                                                 --------------

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS              PORTFOLIO OF INVESTMENTS --
                                                                    MAY 31, 2005
--------------------------------------------------------------------------------

    STRATEGIC VALUE BOND PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                    INTEREST RATE   MATURITY DATE         VALUE
CHEMICALS & ALLIED PRODUCTS - 2.99%
$    225,000  AIRGAS INCORPORATED                                                   9.13%        10/01/2011      $      243,000
     500,000  AIRGAS INCORPORATED SERIES MTN                                        7.75         09/15/2006             516,250
     650,000  BRISTOL MYERS SQUIBB                                                  5.75         10/01/2011             693,770
     375,000  IMC GLOBAL INCORPORATED                                              10.88         06/01/2008             418,125
     325,000  IMC GLOBAL INCORPORATED SERIES B                                     11.25         06/01/2011             359,125
     475,000  JOHNSONDIVERSEY INCORPORATED SERIES B                                 9.63         05/15/2012             477,375
     900,000  LYONDELL CHEMICAL COMPANY SERIES A                                    9.63         05/01/2007             957,375
     400,000  OLIN CORPORATION                                                      9.13         12/15/2011             490,733
     850,000  RPM INTERNATIONAL INCORPORATED                                        7.00         06/15/2005             850,263
     800,000  SENSIENT TECHNOLOGIES                                                 6.50         04/01/2009             831,850
     400,000  WITCO COMPANY                                                         7.75         04/01/2023             400,000
     500,000  WYETH                                                                 6.95         03/15/2011             559,736
                                                                                                                      6,797,602
                                                                                                                 --------------

COMMUNICATIONS - 1.65%
     575,000  CANWEST MEDIA INCORPORATED                                           10.63         05/15/2011             627,469
     475,000  COX COMMUNICATIONS INCORPORATED                                       7.88         08/15/2009             530,485
     500,000  L3 COMMUNICATIONS CORPORATION                                         7.63         06/15/2012             530,000
     375,000  PANAMSAT CORPORATION                                                  6.38         01/15/2008             378,750
     275,000  SINCLAIR BROADCAST GROUP INCORPORATED                                 8.75         12/15/2011             291,500
     700,000  SPRINT CAPITAL CORPORATION                                            6.00         01/15/2007             719,590
     600,000  TIME WARNER INCORPORATED                                              6.88         05/01/2012             674,862
                                                                                                                      3,752,656
                                                                                                                 --------------

CONSUMER SERVICES - 0.24%
     500,000  NIELSEN MEDIA                                                         7.60         06/15/2009             547,897
                                                                                                                 --------------

DEPOSITORY INSTITUTIONS - 6.23%
   1,100,000  ASSOCIATED BANCORP                                                    6.75         08/15/2011           1,234,544
   1,050,000  BANK ONE CAPITAL IV+/-                                                4.41         09/01/2030           1,052,616
   1,839,000  BANKAMERICA CAPITAL III+/-                                            3.71         01/15/2027           1,783,453
   1,000,000  CITY NATIONAL BANK                                                    6.75         09/01/2011           1,123,182
     625,000  COLONIAL BANK                                                         9.38         06/01/2011             744,434
   1,226,000  DEPOSIT GUARANTY CORPORATION                                          7.25         05/01/2006           1,262,906
   1,226,000  FARMERS EXCHANGE CAPITAL++                                            7.20         07/15/2048           1,312,059
     500,000  FIRST CITIZENS BANCORP++                                              6.80         04/01/2015             500,000
     250,000  FIRSTAR BANK NA                                                       7.13         12/01/2009             279,556
     500,000  GREAT BAY BANCORP SR NT-C++                                           5.13         04/15/2010             505,393
     800,000  HAVEN CAPITAL TRUST I                                                10.46         02/01/2027             905,532
     665,000  MANUFACTURERS & TRADERS TRUST COMPANY                                 8.00         10/01/2010             782,003
     650,000  NATIONAL CAPITAL COMMERCE INCORPORATED+/-                             4.08         04/01/2027             642,609
     450,000  NTC CAPITAL TRUST SERIES A+/-                                         3.66         01/15/2027             429,454
     725,000  TCF FINANCIAL BANK                                                    5.00         06/15/2014             729,111
     750,000  WACHOVIA BANK NA CHARLOTTE SERIES BKNT                                7.80         08/18/2010             870,803
                                                                                                                     14,157,655
                                                                                                                 --------------

EDUCATIONAL SERVICES - 1.98%
   2,235,000  MASSACHUSETTS INSTITUTE OF TECHNOLOGY                                 7.25         11/02/2049           3,137,480
   1,250,000  STANFORD UNIVERSITY SERIES MTNA                                       6.16         04/30/2011           1,369,162
                                                                                                                      4,506,642
                                                                                                                 --------------

PORTFOLIO OF INVESTMENTS --              WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
MAY 31, 2005
--------------------------------------------------------------------------------

    STRATEGIC VALUE BOND PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                    INTEREST RATE   MATURITY DATE         VALUE
ELECTRIC, GAS & SANITARY SERVICES - 0.42%
$    500,000  DUKE ENERGY FIELD SERVICES LLC                                        7.88%        08/16/2010      $      573,633
     380,000  SEMCO ENERGY INCORPORATED                                             7.13         05/15/2008             385,777
                                                                                                                        959,410
                                                                                                                 --------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT
                - 0.76%
     350,000  FLEXTRONICS INTERNATIONAL                                             6.25         11/15/2014             348,250
     500,000  RAYOVAC CORPORATION++                                                 7.38         02/01/2015             487,500
     850,000  THOMAS & BETTS CORPORATION SERIES MTN                                 6.63         05/07/2008             891,200
                                                                                                                      1,726,950
                                                                                                                 --------------

ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES - 0.41%
     860,000  US ONCOLOGY INCORPORATED                                              9.00         08/15/2012             920,200
                                                                                                                 --------------

FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 0.23%
     525,000  VALMONT INDUSTRIES INCORPORATED                                       6.88         05/01/2014             525,000
                                                                                                                 --------------

FOOD & KINDRED PRODUCTS - 1.41%
     650,000  CONAGRA FOODS INCORPORATED                                            7.88         09/15/2010             748,485
     375,000  CONSTELLATION BRANDS INCORPORATED SERIES B                            8.00         02/15/2008             397,500
     485,000  CORN PRODUCTS INTERNATIONAL INCORPORATED                              8.25         07/15/2007             521,775
     745,000  COTT BEVERAGES USA INCORPORATED                                       8.00         12/15/2011             789,700
     322,000  GENERAL MILLS INCORPORATED                                            6.00         02/15/2012             349,096
     375,000  LAND O' LAKES INCORPORATED                                            9.00         12/15/2010             403,125
                                                                                                                      3,209,681
                                                                                                                 --------------

FORESTRY - 0.49%
     500,000  TEMBEC INDUSTRIES                                                     8.63         06/30/2009             405,000
     700,000  WEYERHAEUSER COMPANY                                                  6.00         08/01/2006             711,471
                                                                                                                      1,116,471
                                                                                                                 --------------

GENERAL MERCHANDISE STORES - 0.38%
     375,000  JEAN COUTU GROUP INCORPORATED                                         7.63         08/01/2012             382,500
     475,000  RITE AID CORPORATION                                                  9.50         02/15/2011             489,250
                                                                                                                        871,750
                                                                                                                 --------------

HEALTH SERVICES - 0.92%
     850,000  AMERICAN ASSOCIATION OF RETIRED PERSONS++                             7.50         05/01/2031           1,083,370
     600,000  HEALTHSOUTH CORPORATION                                               7.63         06/01/2012             576,000
     400,000  NDC HEALTH CORPORATION                                               10.50         12/01/2012             425,000
                                                                                                                      2,084,370
                                                                                                                 --------------

HOLDING & OTHER INVESTMENT OFFICES - 0.62%
     500,000  NATIONAL CITY BANK OF COLUMBUS SERIES 4                               7.25         07/15/2010             568,090
     750,000  PRINCIPAL LIFE GLOBAL FUNDING I++                                     6.25         02/15/2012             827,486
                                                                                                                      1,395,576
                                                                                                                 --------------

HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES - 0.23%
     500,000  STEELCASE INCORPORATED                                                6.38         11/15/2006             508,933
                                                                                                                 --------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 0.72%
     500,000  AMERICAN STANDARD INCORPORATED                                        8.25         06/01/2009             565,903
     400,000  BRIGGS & STRATTON CORPORATION                                         8.88         03/15/2011             456,000
     625,000  UNISYS CORPORATION                                                    6.88         03/15/2010             612,500
                                                                                                                      1,634,403
                                                                                                                 --------------

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                                                                    MAY 31, 2005
--------------------------------------------------------------------------------

    STRATEGIC VALUE BOND PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                    INTEREST RATE   MATURITY DATE         VALUE
INSURANCE AGENTS, BROKERS & SERVICE - 0.34%
$    670,000  NLV FINANCIAL CORPORATION++                                           7.50%        08/15/2033      $      769,048
                                                                                                                 --------------

INSURANCE CARRIERS - 4.07%
     500,000  AMERUS GROUP COMPANY                                                  6.95         06/15/2005             500,447
     675,000  BLUE CROSS & BLUE SHIELD OF FLORIDA++                                 8.25         11/15/2011             782,724
     400,000  JOHN HANCOCK GLOBAL FUNDING II++                                      7.90         07/02/2010             465,030
     807,000  MARKEL CORPORATION                                                    7.20         08/15/2007             852,982
   2,000,000  MINNESOTA LIFE INSURANCE COMPANY++                                    8.25         09/15/2025           2,667,922
   1,073,000  PRUDENTIAL INSURANCE COMPANY OF AMERICA++                             7.65         07/01/2007           1,147,459
     682,000  REINSURANCE GROUP OF AMERICA++                                        7.25         04/01/2006             696,129
     750,000  RELIASTAR FINANCIAL CORPORATION                                       8.00         10/30/2006             789,661
     700,000  UNITRIN INCORPORATED                                                  5.75         07/01/2007             719,006
     625,000  WR BERKLEY CORPORATION                                                5.13         09/30/2010             632,159
                                                                                                                      9,253,519
                                                                                                                 --------------

MACHINERY - 0.32%
     600,000  JLG INDUSTRIES INCORPORATED                                           8.25         05/01/2008             630,000
     100,000  JLG INDUSTRIES INCORPORATED                                           8.38         06/15/2012             103,500
                                                                                                                        733,500
                                                                                                                 --------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL
                GOODS - 0.32%
     650,000  PERKINELMER INCORPORATED                                              8.88         01/15/2013             716,625
                                                                                                                 --------------

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.95%
     275,000  CENTRAL GARDEN & PET COMPANY                                          9.13         02/01/2013             292,875
     800,000  GENERAL ELECTRIC COMPANY                                              5.00         02/01/2013             822,486
     585,000  JACUZZI BRANDS INCORPORATED                                           9.63         07/01/2010             631,800
     375,000  OWENS-BROCKWAY                                                        8.88         02/15/2009             398,437
                                                                                                                      2,145,598
                                                                                                                 --------------

MISCELLANEOUS RETAIL - 0.22%
     510,000  REMINGTON ARMS COMPANY INCORPORATED                                  10.50         02/01/2011             487,050
                                                                                                                 --------------

NATIONAL SECURITY & INTERNATIONAL AFFAIRS - 0.31%
     600,000  GOODRICH CORPORATION                                                  7.63         12/15/2012             702,643
                                                                                                                 --------------

NON-DEPOSITORY CREDIT INSTITUTIONS - 0.97%
     650,000  ATHENA NEUROSCIENCES FINANCE LLC                                      7.25         02/21/2008             611,000
   1,000,000  FORD MOTOR CREDIT COMPANY                                             7.38         10/28/2009             967,314
     500,000  GENERAL MOTORS ACCEPTANCE CORPORATION                                 7.75         01/19/2010             471,829
     200,000  GENERAL MOTORS ACCEPTANCE CORPORATION+/-                              5.11         12/01/2014             162,357
                                                                                                                      2,212,500
                                                                                                                 --------------

OIL & GAS EXTRACTION - 1.39%
     910,000  HALLIBURTON COMPANY+/-                                                4.16         10/17/2005             914,513
     500,000  MARATHON OIL CORPORATION CONSOLIDATED                                 6.85         03/01/2008             532,157
     275,000  PARKER DRILLING COMPANY                                               9.63         10/01/2013             309,375
     170,000  PARKER DRILLING COMPANY SERIES B                                     10.13         11/15/2009             178,712
     525,000  PIONEER NATURAL RESOURCES COMPANY                                     6.50         01/15/2008             542,009
     300,000  STONE ENERGY CORPORATION                                              6.75         12/15/2014             285,000
     375,000  SWIFT ENERGY COMPANY                                                  9.38         05/01/2012             401,250
                                                                                                                      3,163,016
                                                                                                                 --------------

PORTFOLIO OF INVESTMENTS --              WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
MAY 31, 2005
--------------------------------------------------------------------------------

    STRATEGIC VALUE BOND PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                    INTEREST RATE   MATURITY DATE         VALUE
PAPER & ALLIED PRODUCTS - 0.49%
$    531,000  ABITIBI CONSOLIDATED INCORPORATED                                     6.95%        12/15/2006      $      533,655
     600,000  SOLO CUP COMPANY                                                      8.50         02/15/2014             576,000
                                                                                                                      1,109,655
                                                                                                                 --------------

PERSONAL SERVICES - 0.40%
     355,000  ALDERWOODS GROUP INCORPORATED++                                       7.75         09/15/2012             370,975
      35,000  SERVICE CORPORATION INTERNATIONAL                                     6.00         12/15/2005              35,131
     500,000  SERVICE CORPORATION INTERNATIONAL                                     6.50         03/15/2008             511,250
                                                                                                                        917,356
                                                                                                                 --------------

PETROLEUM REFINING & RELATED INDUSTRIES - 0.32%
     480,000  CITGO PETROLEUM CORPORATION                                           6.00         10/15/2011             470,400
     250,000  POGO PRODUCING COMPANY++                                              6.63         03/15/2015             253,125
                                                                                                                        723,525
                                                                                                                 --------------

PRIMARY METAL INDUSTRIES - 0.54%
     125,000  CENTURY ALUMINUM COMPANY                                              7.50         08/15/2014             122,500
     500,000  ISPAT INLAND ULC+/-                                                   9.85         04/01/2010             532,500
     250,000  NOVELIS INCORPORATED++                                                7.25         02/15/2015             245,000
     273,000  UNITED STATES STEEL LLC                                              10.75         08/01/2008             308,490
                                                                                                                      1,208,490
                                                                                                                 --------------

PRINTING, PUBLISHING & ALLIED INDUSTRIES - 0.76%
     525,000  AMERICAN GREETINGS CORPORATION                                        6.10         08/01/2028             536,813
     500,000  HOUGHTON MIFFLIN COMPANY                                              8.25         02/01/2011             520,000
     600,000  VIACOM INCORPORATED                                                   7.70         07/30/2010             670,167
                                                                                                                      1,726,980
                                                                                                                 --------------

RECREATION - 0.09%
     200,000  AMF BOWLING WORLDWIDE INCORPORATED                                   10.00         03/01/2010             201,000
                                                                                                                 --------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 0.81%
   1,000,000  GOLDMAN SACHS GROUP INCORPORATED+/-                                   3.49         07/23/2009           1,004,204
     750,000  MORGAN STANLEY                                                        6.75         04/15/2011             838,271
                                                                                                                      1,842,475
                                                                                                                 --------------

STONE, CLAY, GLASS & CONCRETE PRODUCTS - 0.25%
     500,000  TEXAS INDUSTRIES INCORPORATED                                        10.25         06/15/2011             567,500
                                                                                                                 --------------

TRANSPORTATION BY AIR - 0.84%
     315,575  CONTINENTAL AIRLINES INCORPORATED SERIES 974C                         6.80         07/02/2007             266,525
     370,000  DELTA AIR LINES INCORPORATED++                                        9.50         11/18/2008             308,950
     223,489  DELTA AIR LINES INCORPORATED                                          7.78         01/02/2012              92,756
      30,000  DELTA AIR LINES INCORPORATED SERIES 00-1                              7.78         11/18/2005              23,995
     843,114  FEDEX CORPORATION SERIES 97-B                                         7.52         01/15/2018             922,706
     354,171  NORTHWEST AIRLINES INCORPORATED SERIES 991A                           6.81         02/01/2020             302,002
                                                                                                                      1,916,934
                                                                                                                 --------------

TRANSPORTATION EQUIPMENT - 0.85%
     475,000  ALLIANT TECHSYSTEMS INCORPORATED                                      8.50         05/15/2011             499,344
     550,000  DELCO REMY INTERNATIONAL INCORPORATED+/-                              7.14         04/15/2009             547,250
     860,000  NAVISTAR INTERNATIONAL                                                7.50         06/15/2011             875,050
                                                                                                                      1,921,644
                                                                                                                 --------------

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS              PORTFOLIO OF INVESTMENTS --
                                                                    MAY 31, 2005
--------------------------------------------------------------------------------

    STRATEGIC VALUE BOND PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                    INTEREST RATE   MATURITY DATE         VALUE
TRANSPORTATION SERVICES - 0.17%
$     53,000  TEEKAY SHIPPING CORPORATION                                           8.32%        02/01/2008      $       53,066
     300,000  TEEKAY SHIPPING CORPORATION                                           8.88         07/15/2011             339,000
                                                                                                                        392,066
                                                                                                                 --------------

WATER TRANSPORTATION - 0.19%
     400,000  OVERSEAS SHIPHOLDING GROUP                                            8.25         03/15/2013             428,000
                                                                                                                 --------------

WHOLESALE TRADE NON-DURABLE GOODS - 0.09%
     200,000  AVIALL INCORPORATED                                                   7.63         07/01/2011             208,500
                                                                                                                 --------------

WHOLESALE TRADE-DURABLE GOODS - 0.14%
     300,000  ROUNDY'S INCORPORATED                                                 8.88         06/15/2012             309,000
                                                                                                                 --------------

TOTAL CORPORATE BONDS & NOTES (COST $79,730,228)                                                                     82,865,952
                                                                                                                 --------------

MUNICIPAL BONDS & NOTES - 1.28%
   1,225,000  HUDSON COUNTY NJ IMPROVEMENT AUTHORITY FACILITIES LEASING REVENUE     7.40         12/01/2025           1,571,834
   1,310,000  INDIANA BOND BANK REVENUE                                             4.73         01/15/2014           1,332,021

TOTAL MUNICIPAL BONDS & NOTES (COST $2,565,438)                                                                       2,903,855
                                                                                                                 --------------

AGENCY SECURITIES - 35.25%

FEDERAL HOME LOAN MORTGAGE CORPORATION - 15.76%
   1,969,168  FHLMC #1G-0157+/-                                                     4.51         03/01/2035           1,968,548
   1,234,715  FHLMC #A15838                                                         5.50         12/01/2033           1,254,640
   2,618,931  FHLMC SERIES 1675 CLASS KZ                                            6.50         02/15/2024           2,784,266
   5,000,000  FHLMC SERIES 2358 CLASS PD                                            6.00         09/15/2016           5,180,970
   7,500,000  FHLMC SERIES 2363 CLASS PF                                            6.00         09/15/2016           7,758,705
   6,500,000  FHLMC SERIES 2416 CLASS PE                                            6.00         10/15/2021           6,720,717
   1,416,477  FHLMC SERIES 2439 CLASS LG                                            6.00         09/15/2030           1,442,425
   1,226,595  FHLMC SERIES T-20 CLASS A6+/-                                         7.49         09/25/2029           1,246,212
   6,073,359  FHLMC STRUCTURED PASS-THROUGH SECURITIES SERIES T-42 CLASS A4Z        6.50         02/25/2042           6,293,518
   1,063,222  FHLMC STRUCTURED PASS-THROUGH SECURITIES SERIES T-58 CLASS 4A         7.50         09/25/2043           1,143,296
                                                                                                                     35,793,297
                                                                                                                 --------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 15.66%
   1,394,411  FNMA #380581                                                          6.18         08/01/2008           1,458,902
     957,894  FNMA #383017                                                          6.49         01/01/2008             999,168
   1,474,255  FNMA #386890                                                          3.99         04/01/2011           1,448,398
   1,923,303  FNMA #555326                                                          5.50         04/01/2033           1,951,101
     730,319  FNMA #678939                                                          5.50         02/01/2018             750,449
     695,554  FNMA #701350                                                          5.50         04/01/2018             714,725
   3,816,861  FNMA #725232                                                          5.00         03/01/2034           3,820,785
     959,395  FNMA #731996+/-                                                       4.09         09/01/2033             953,963
     832,410  FNMA #739757+/-                                                       4.07         08/01/2033             826,946
   1,167,397  FNMA #741305                                                          5.00         09/01/2018           1,181,697
   1,433,969  FNMA #741458+/-                                                       4.51         10/01/2033           1,440,761
   2,376,602  FNMA #765178                                                          5.00         01/01/2019           2,405,715
   1,741,734  FNMA #789463+/-                                                       4.42         06/01/2034           1,741,667

PORTFOLIO OF INVESTMENTS --              WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
MAY 31, 2005
--------------------------------------------------------------------------------

    STRATEGIC VALUE BOND PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                    INTEREST RATE   MATURITY DATE         VALUE
FEDERAL NATIONAL MORTGAGE ASSOCIATION (CONTINUED)
$  1,910,432  FNMA #801908                                                          5.00%        11/01/2019      $    1,933,835
     302,682  FNMA GRANTOR TRUST SERIES 2002-T4 CLASS A2                            7.00         12/25/2041             318,519
   3,192,804  FNMA GRANTOR TRUST SERIES 2004-T3 CLASS A1                            6.00         02/25/2044           3,279,820
     683,128  FNMA SERIES 2002-90 CLASS A2                                          6.50         11/25/2042             708,745
   5,513,331  FNMA SERIES 2003-92 CLASS HP                                          4.50         09/25/2018           5,531,066
   2,770,921  FNMA SERIES 2003-97 CLASS CA                                          5.00         10/25/2018           2,820,047
   1,221,551  FNMA WHOLE LOAN                                                       7.00         12/25/2033           1,290,174
                                                                                                                     35,576,483
                                                                                                                 --------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 3.52%
     240,156  GNMA #345066                                                          6.50         10/15/2023             252,976
     196,010  GNMA #346960                                                          6.50         12/15/2023             206,473
     164,451  GNMA #354692                                                          6.50         11/15/2023             173,230
     255,168  GNMA #361398                                                          6.50         01/15/2024             268,631
     304,383  GNMA #366641                                                          6.50         11/15/2023             320,631
      80,686  GNMA #473918                                                          7.00         04/15/2028              85,636
     148,479  GNMA #525459                                                          7.25         07/15/2006             149,052
      93,838  GNMA #531436                                                          7.00         06/15/2042             109,234
       2,056  GNMA #531965                                                          7.72         12/15/2041               2,374
      59,593  GNMA #533858                                                          7.35         08/15/2042              68,075
   5,500,000  GNMA SERIES 2003-38 CLASS JC+/-                                       7.04         04/16/2024           6,371,282
                                                                                                                      8,007,594
                                                                                                                 --------------

STUDENT LOAN MARKETING ASSOCIATION - 0.31%
     700,000  SLMA SERIES 1999-3 CLASS CTFS+/-                                      3.10         01/26/2015             702,775
                                                                                                                 --------------

TOTAL AGENCY SECURITIES (COST $79,061,699)                                                                           80,080,149
                                                                                                                 --------------

SHARES

PRIVATE INVESTMENT PARTNERSHIPS - 0.02%
         349  PPM AMERICA CBO II LIMITED PARTNERSHIP                                                                     54,989

TOTAL PRIVATE INVESTMENT PARTNERSHIPS (COST $386,265)                                                                    54,989
                                                                                                                 --------------

PRINCIPAL

TERM LOANS - 0.42%
     934,615  NOVELIS INCORPORATED TERM LOAN B                                      4.52         01/07/2012             946,298

TOTAL TERM LOANS (COST $942,772)                                                                                        946,298
                                                                                                                 --------------

US TREASURY SECURITIES - 12.37%

US TREASURY BONDS - 12.37%
   1,400,000  US TREASURY BOND                                                      7.25         05/15/2016           1,782,648
   7,150,000  US TREASURY BOND                                                      7.25         08/15/2022           9,635,740
   6,315,000  US TREASURY BOND                                                      6.25         08/15/2023           7,780,276
   4,950,000  US TREASURY BOND                                                      5.38         02/15/2031           5,732,719
     400,000  US TREASURY BOND - INFLATION PROTECTED&                               3.38         04/15/2032             592,881
   2,300,000  US TREASURY BOND - INFLATION PROTECTED&                               2.38         01/15/2025           2,588,121
                                                                                                                     28,112,385
                                                                                                                 --------------

TOTAL US TREASURY SECURITIES (COST $26,240,597)                                                                      28,112,385
                                                                                                                 --------------

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS              PORTFOLIO OF INVESTMENTS --
                                                                    MAY 31, 2005
--------------------------------------------------------------------------------

    STRATEGIC VALUE BOND PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------

SHARES        SECURITY NAME                                                                                          VALUE
SHORT-TERM INVESTMENTS - 2.07%
   4,692,508  WELLS FARGO ADVANTAGE MONEY MARKET TRUST~++                                                        $    4,692,508
                                                                                                                 --------------

TOTAL SHORT-TERM INVESTMENTS (COST $4,692,508)                                                                        4,692,508
                                                                                                                 --------------
TOTAL INVESTMENTS IN SECURITIES
(COST $221,618,850)*                        100.29%                                                              $  227,814,605
OTHER ASSETS AND LIABILITIES, NET            (0.29)                                                                    (654,801)
                                            ------                                                               --------------
                                            100.00%
TOTAL NET ASSETS                            ======                                                               $  227,159,804
                                                                                                                 ==============

+/-   VARIABLE RATE INVESTMENTS.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4 (2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

& U.S. TREASURY INFLATION-PROTECTION SECURITIES (TIPS) ARE SECURITIES IN WHICH THE PRINCIPAL AMOUNT IS ADJUSTED FOR INFLATION AND THE SEMI-ANNUAL INTEREST PAYMENTS EQUAL A FIXED PERCENTAGE OF THE INFLATION-ADJUSTED PRINCIPAL AMOUNT.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

++    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $4,692,508.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $221,318,948 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

      GROSS UNREALIZED APPRECIATION                                $  8,144,351
      GROSS UNREALIZED DEPRECIATION                                  (1,648,694)
                                                                   ------------
      NET UNREALIZED APPRECIATION (DEPRECIATION)                   $  6,495,657

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS --              WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
MAY 31, 2005
--------------------------------------------------------------------------------

    TACTICAL MATURITY BOND PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                    INTEREST RATE   MATURITY DATE         VALUE
AGENCY NOTES - INTEREST BEARING - 50.65%
$ 27,500,000  FFCB<<                                                                2.09%        01/30/2006      $   27,241,142
  33,550,000  FHLB                                                                  1.52         07/14/2005          33,475,787
  32,000,000  FHLB<<                                                                1.55         07/14/2005          31,930,336
  33,000,000  FHLB<<                                                                2.25         01/30/2006          32,723,691
  27,000,000  FHLB+/-                                                               3.31         03/30/2007          27,008,438
  21,000,000  FHLMC                                                                 2.50         11/30/2005          20,901,720
  30,000,000  FHLMC                                                                 2.20         12/01/2005          29,814,030
  26,000,000  FHLMC<<                                                               2.15         01/30/2006          25,765,402

TOTAL AGENCY NOTES - INTEREST BEARING (COST $230,003,667)                                                           228,860,546
                                                                                                                 --------------

ASSET-BACKED SECURITIES - 4.35%
  19,650,000  HOUSEHOLD CREDIT CARD MASTER NOTE TRUST I SERIES 2000-1 CLASS A+/-    3.23         08/15/2008          19,664,195

TOTAL ASSET-BACKED SECURITIES (COST $19,451,466)                                                                     19,664,195
                                                                                                                 --------------

CORPORATE BONDS & NOTES - 12.92%

INSURANCE AGENTS, BROKERS & SERVICE - 3.77%
  17,000,000  ALLSTATE LIFE GLOBAL FUNDING<<+/-                                     2.53         09/22/2006          17,004,335
                                                                                                                 --------------

NON-DEPOSITORY CREDIT INSTITUTIONS - 9.15%
  20,400,000  FEDERAL AGRICULTURAL MORTGAGE CORPORATION+/-                          3.28         03/30/2007          20,369,502
  21,000,000  FEDERAL AGRICULTURAL MORTGAGE CORPORATION+/-                          3.31         04/20/2007          20,985,909
                                                                                                                     41,355,411
                                                                                                                 --------------

TOTAL CORPORATE BONDS & NOTES (COST $58,400,000)                                                                     58,359,746
                                                                                                                 --------------

US TREASURY SECURITIES - 28.90%

US TREASURY BONDS - 28.90%
  17,400,000  US TREASURY BOND<<                                                    6.00         02/15/2026          21,137,607
  10,000,000  US TREASURY BOND<<                                                    6.63         02/15/2027          13,076,560
  24,000,000  US TREASURY BOND<<                                                    5.25         02/15/2029          26,961,552
  15,925,000  US TREASURY BOND<<                                                    6.25         05/15/2030          20,374,668
  42,325,000  US TREASURY BOND<<                                                    5.38         02/15/2031          49,017,641
                                                                                                                    130,568,028
                                                                                                                 --------------

TOTAL US TREASURY SECURITIES (COST $127,429,635)                                                                    130,568,028
                                                                                                                 --------------

COLLATERAL FOR SECURITIES LENDING - 48.71%

SHARES

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 1.04%
   1,714,000  EVERGREEN MONEY MARKET FUND                                                                             1,714,000
   3,000,447  SHORT TERM INVESTMENT COMPANY MONEY MARKET FUND                                                         3,000,447

                                                                                                                      4,714,447
                                                                                                                 --------------

PRINCIPAL

COLLATERAL INVESTED IN OTHER ASSETS - 47.67%
   5,000,000  ALLIANCE & LEICESTER PLC                                              3.29         09/19/2005           4,949,900
  10,000,000  AMERICAN GENERAL FINANCE                                              3.09         06/15/2006          10,000,500
   4,200,000  ANZ NATIONAL (INTERNATIONAL) LIMITED                                  3.11         07/08/2005           4,186,686
   4,355,000  ATLANTIC ASSET SECURITIZATION CORPORATION                             3.07         06/22/2005           4,347,335
   1,800,000  ATLANTIS ONE FUNDING CORPORATION                                      3.27         09/19/2005           1,781,964
   2,000,000  ATOMIUM FUNDING CORPORATION                                           3.11         07/08/2005           1,993,660

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS              PORTFOLIO OF INVESTMENTS --
                                                                    MAY 31, 2005
--------------------------------------------------------------------------------

    TACTICAL MATURITY BOND PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                    INTEREST RATE   MATURITY DATE         VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$ 10,000,000  BANCO BILBAO VIZCAYA ARGENTARIA                                       3.07%        06/01/2005      $   10,000,000
     800,000  BANK ONE CORPORATION                                                  7.57         08/01/2005             805,680
  15,000,000  BEAR STEARNS & COMPANY REPURCHASE AGREEMENT (MATURITY VALUE
                $15,001,283)                                                        3.08         06/01/2005          15,000,000
   3,429,000  BELFORD US CAPITAL COMPANY                                            3.08         06/21/2005           3,428,966
   1,029,000  BETA FINANCE INCORPORATED                                             3.13         06/02/2006           1,029,196
  10,000,000  BLUE SPICE LLC                                                        3.06         06/01/2005          10,000,000
   1,714,000  CC USA INCORPORATED                                                   3.21         07/05/2005           1,714,274
   4,000,000  CEDAR SPRINGS CAPITAL COMPANY LLC                                     3.08         07/14/2005           3,985,280
   1,566,000  CEDAR SPRINGS CAPITAL COMPANY LLC                                     3.22         08/11/2005           1,556,087
   1,660,000  CONCORD MINUTEMAN CAPITAL COMPANY SERIES A                            3.35         10/19/2005           1,638,437
  10,000,000  CORPORATE ASSET SECURITIZATION AUSTRALIA LIMITED                      3.06         06/21/2005           9,983,200
   1,029,000  DEUTSCHE BANK NEW YORK                                                3.22         11/10/2005           1,025,460
     750,000  EDISON ASSET SECURITIZATION LLC                                       3.27         08/26/2005             744,247
   6,570,000  EUREKA SECURITIZATION INCORPORATED                                    3.11         07/07/2005           6,549,764
   5,506,000  GEORGE STREET FINANCE LLC                                             3.05         06/14/2005           5,499,998
   8,000,000  IRISH LIFE & PERMANENT PLC                                            3.05         07/08/2005           7,974,640
   1,300,000  K2 USA LLC                                                            3.29         09/28/2005           1,285,908
   1,372,000  K2 USA LLC                                                            3.12         07/24/2006           1,372,178
  10,000,000  KLIO FUNDING CORPORATION                                              3.06         06/27/2005           9,978,200
   4,000,000  KLIO FUNDING CORPORATION                                              3.07         06/29/2005           3,990,600
   4,000,000  KLIO II FUNDING CORPORATION                                           3.04         06/06/2005           3,998,320
   5,000,000  LEHMAN BROTHERS HOLDINGS INCORPORATED                                 3.12         08/16/2005           5,000,000
   1,714,000  LEHMAN BROTHERS HOLDINGS INCORPORATED                                 3.26         12/23/2005           1,715,114
   3,136,000  LIBERTY STREET FUNDING CORPORATION                                    3.05         06/15/2005           3,132,331
   2,400,000  LIQUID FUNDING LIMITED                                                3.07         06/01/2005           2,400,000
   9,000,000  MORGAN STANLEY                                                        3.14         01/13/2006           9,000,000
   1,372,000  MORGAN STANLEY                                                        3.09         08/13/2010           1,372,014
   3,429,000  NATEXIS BANQUE NEW YORK                                               3.16         06/09/2005           3,428,486
   6,000,000  NEPTUNE FUNDING CORPORATION                                           3.07         06/01/2005           6,000,000
   1,500,000  NEPTUNE FUNDING CORPORATION                                           3.04         06/06/2005           1,499,370
   1,031,000  NEPTUNE FUNDING CORPORATION                                           3.07         07/01/2005           1,028,402
   3,429,000  RACERS TRUST                                                          3.09         05/20/2005           3,429,583
   3,429,000  SECURITY LIFE OF DENVER                                               3.19         06/03/2005           3,429,000
   4,000,000  SEDNA FINANCE INCORPORATED                                            3.09         07/11/2005           3,986,320
   3,000,000  SEDNA FINANCE INCORPORATED                                            3.12         07/18/2005           2,987,730
  10,000,000  SOCIETE GENERALE                                                      3.04         06/30/2005          10,000,000
   3,429,000  TANGO FINANCE CORPORATION                                             3.12         10/25/2006           3,428,966
  10,000,000  TOTAL CAPITAL S.A.                                                    3.07         06/01/2005          10,000,000
  10,000,000  TRANSAMERICA ASSET FUNDING CORPORATION I                              3.07         06/22/2005           9,982,400
   1,714,000  TRAVELERS INSURANCE COMPANY                                           3.17         02/10/2006           1,713,966
     382,000  TULIP FUNDING CORPORATION                                             3.48         11/15/2005             375,991
   2,700,000  UBS FINANCE (DELAWARE) LLC                                            3.26         09/06/2005           2,676,132
                                                                                                                    215,406,285
                                                                                                                 --------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $220,120,732)                                                         220,120,732
                                                                                                                 --------------

PORTFOLIO OF INVESTMENTS --              WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
MAY 31, 2005
--------------------------------------------------------------------------------

    TACTICAL MATURITY BOND PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------

SHARES        SECURITY NAME                                                                                          VALUE
SHORT-TERM INVESTMENTS - 2.49%
  11,259,743  WELLS FARGO ADVANTAGE MONEY MARKET TRUST~++                                                        $   11,259,743
                                                                                                                 --------------

TOTAL SHORT-TERM INVESTMENTS (COST $11,259,743)                                                                      11,259,743
                                                                                                                 --------------

TOTAL INVESTMENTS IN SECURITIES
(COST $666,665,243)*                       148.02%                                                               $  668,832,990
OTHER ASSETS AND LIABILITIES, NET          (48.02)                                                                 (216,976,922)
                                           ------                                                                --------------
TOTAL NET ASSETS                           100.00%                                                               $  451,856,068
                                           ======                                                                ==============

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

+/-   VARIABLE RATE INVESTMENTS.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

++    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $11,259,743.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $666,684,018 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

       GROSS UNREALIZED APPRECIATION                                $ 3,364,890
       GROSS UNREALIZED DEPRECIATION                                 (1,215,918)
                                                                    -----------
       NET UNREALIZED APPRECIATION (DEPRECIATION)                   $ 2,148,972

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS  STATEMENTS OF ASSETS AND LIABILITIES --
                                         MAY 31, 2005
--------------------------------------------------------------------------------

                                                                         MANAGED                         STRATEGIC         TACTICAL
                                                                           FIXED           STABLE            VALUE         MATURITY
                                                                          INCOME           INCOME             BOND             BOND
                                                                       PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
INVESTMENTS:
  IN SECURITIES, AT MARKET VALUE ............................     $  673,693,743   $  646,271,686   $  223,122,097   $  437,452,515
  COLLATERAL FOR SECURITIES LOANED (NOTE 2) .................        306,953,330      128,482,282                0      220,120,732
  INVESTMENTS IN AFFILIATES .................................         15,710,296       16,861,178        4,692,508       11,259,743
                                                                  --------------   --------------   --------------   --------------
TOTAL INVESTMENTS AT MARKET VALUE  (SEE COST BELOW) .........        996,357,369      791,615,146      227,814,605      668,832,990
                                                                  --------------   --------------   --------------   --------------
  CASH ......................................................            116,250          203,000           51,250                0
  VARIATION MARGIN RECEIVABLE ON FUTURES CONTRACTS ..........             99,531           42,281           40,469                0
  RECEIVABLE FOR INVESTMENTS SOLD ...........................         10,130,004            3,398           30,832                0
  RECEIVABLES FOR DIVIDENDS AND INTEREST ....................          6,296,238        3,308,044        2,441,384        3,295,341
  RECEIVABLE FOR INTEREST RATE SWAPS/SPREAD LOCKS ...........                  0           26,163           21,014                0
                                                                  --------------   --------------   --------------   --------------
TOTAL ASSETS ................................................      1,012,999,392      795,198,032      230,399,554      672,128,331
                                                                  --------------   --------------   --------------   --------------
LIABILITIES
  PAYABLE FOR FUND SHARES REDEEMED ..........................              2,343                0                0                0
  PAYABLE FOR INVESTMENTS PURCHASED .........................         27,405,061        2,123,537        3,116,137                0
  PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) .....            113,213          188,244           77,827          131,178
  PAYABLE TO THE TRUSTEES AND DISTRIBUTOR ...................                  0              655            1,542              719
  PAYABLE FOR SECURITIES LOANED (NOTE 2) ....................        306,953,330      128,482,282                0      220,120,732
  ACCRUED EXPENSES AND OTHER LIABILITIES ....................             32,205           45,557           44,244           19,634
                                                                  --------------   --------------   --------------   --------------
TOTAL LIABILITIES ...........................................        334,506,152      130,840,275        3,239,750      220,272,263
                                                                  --------------   --------------   --------------   --------------
TOTAL NET ASSETS ............................................     $  678,493,240   $  664,357,757   $  227,159,804   $  451,856,068
                                                                  ==============   ==============   ==============   ==============
INVESTMENTS AT COST .........................................     $  977,930,730   $  789,697,892   $  221,618,850   $  666,665,243
                                                                  ==============   ==============   ==============   ==============
SECURITIES ON LOAN, AT MARKET VALUE .........................     $  301,452,411   $  126,042,635   $            0   $  217,757,938
                                                                  ==============   ==============   ==============   ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS --              WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
FOR THE YEAR ENDED MAY 31, 2005
--------------------------------------------------------------------------------

                                                                         MANAGED                         STRATEGIC         TACTICAL
                                                                           FIXED           STABLE            VALUE         MATURITY
                                                                          INCOME           INCOME             BOND             BOND
                                                                       PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  INTEREST ..................................................     $   33,738,669   $   19,338,056   $   12,480,084   $    9,187,693
  INCOME FROM AFFILIATED SECURITIES .........................            255,766          242,038           84,060        1,399,172
  SECURITIES LENDING INCOME, NET ............................            158,020          138,432           35,583          143,352
                                                                  --------------   --------------   --------------   --------------
TOTAL INVESTMENT INCOME .....................................         34,152,455       19,718,526       12,599,727       10,730,217
                                                                  --------------   --------------   --------------   --------------

EXPENSES
  ADVISORY FEES .............................................          3,025,223        3,623,418        1,035,044        2,093,283
  CUSTODY FEES ..............................................            135,144          162,916           45,150           91,277
  AUDIT FEES ................................................             19,998           20,998           19,998           19,998
  LEGAL FEES ................................................             11,538           18,998               99            7,501
  SHAREHOLDER REPORTS .......................................             68,010           64,350               99           15,002
  TRUSTEES' FEES ............................................              6,789            6,789            6,789            6,789
  OTHER FEES AND EXPENSES ...................................             15,044           24,653            5,401            9,010
                                                                  --------------   --------------   --------------   --------------
TOTAL EXPENSES ..............................................          3,281,746        3,922,122        1,112,580        2,242,860
                                                                  --------------   --------------   --------------   --------------
LESS:
  WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) ..............           (897,108)        (956,895)         (68,907)        (727,047)
  NET EXPENSES ..............................................          2,384,638        2,965,227        1,043,673        1,515,813
                                                                  --------------   --------------   --------------   --------------
NET INVESTMENT INCOME (LOSS) ................................         31,767,817       16,753,299       11,556,054        9,214,404
                                                                  --------------   --------------   --------------   --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) FROM:
  SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY
     TRANSLATION                                                         448,213         (670,794)       1,506,460       (2,055,095)
  FUTURES TRANSACTIONS ......................................             42,837          (49,787           22,362                0
  OPTIONS, SWAP AGREEMENTS AND SHORT SALE TRANSACTIONS ......                  0         (828,968          141,527                0
                                                                  --------------   --------------   --------------   --------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS ...................            491,050       (1,549,549        1,670,349       (2,055,095)
                                                                  --------------   --------------   --------------   --------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
  SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY
     TRANSLATION                                                      13,463,504        3,150,790        3,148,294        4,215,939
  FUTURES TRANSACTIONS ......................................             92,113         (307,712)          35,150                0
  OPTIONS, SWAP AGREEMENTS AND SHORT SALE TRANSACTIONS ......                  0          871,764           76,438                0
                                                                  --------------   --------------   --------------   --------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
  INVESTMENTS                                                         13,555,617        3,714,842        3,259,882        4,215,939
                                                                  ==============   ==============   ==============   ==============
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ......         14,046,667        2,165,293        4,930,231        2,160,844
                                                                  --------------   --------------   --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
     OPERATIONS .............................................     $   45,814,484   $   18,918,592   $   16,486,285   $   11,375,248
                                                                  ==============   ==============   ==============   ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                     MANAGED FIXED INCOME PORTFOLIO
                                                                                   ----------------------------------
                                                                                          FOR THE             FOR THE
                                                                                       YEAR ENDED          YEAR ENDED
                                                                                     MAY 31, 2005        MAY 31, 2004
---------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
      BEGINNING NET ASSETS .....................................................   $  673,965,279     $   621,957,173

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ................................................       31,767,817          33,681,048
   NET REALIZED GAIN (LOSS) ON INVESTMENTS .....................................          491,050           7,348,354
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS .........       13,555,617         (30,219,453)
                                                                                   --------------     ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ................       45,814,484          10,809,949
                                                                                   --------------     ---------------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
---------------------------------------------------------------------------------------------------------------------
   CONTRIBUTIONS ...............................................................      147,339,080         267,642,488
   WITHDRAWALS .................................................................     (188,625,603)       (226,444,331)
                                                                                   --------------     ---------------
NET INCREASE (DECREASE) FROM TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS ...      (41,286,523)         41,198,157
                                                                                   --------------     ---------------
NET INCREASE (DECREASE) IN NET ASSETS ..........................................        4,527,961          52,008,106
                                                                                   --------------     ---------------
ENDING NET ASSETS ..............................................................   $  678,493,240     $   673,965,279
                                                                                   ==============     ===============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS      WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

                                                                                           STABLE INCOME PORTFOLIO
                                                                                   ----------------------------------
                                                                                          FOR THE             FOR THE
                                                                                       YEAR ENDED          YEAR ENDED
                                                                                     MAY 31, 2005        MAY 31, 2004
---------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
      BEGINNING NET ASSETS .....................................................   $  965,744,432     $   856,897,134

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ................................................       16,753,299          21,316,986
   NET REALIZED GAIN (LOSS) ON INVESTMENTS .....................................       (1,549,549)         (1,803,560)
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS .........        3,714,842          (8,237,345)
                                                                                   --------------     ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ................       18,918,592          11,276,081
                                                                                   --------------     ---------------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
---------------------------------------------------------------------------------------------------------------------
   CONTRIBUTIONS ...............................................................      108,044,764         552,472,567
   WITHDRAWALS .................................................................     (428,350,031)       (454,901,350)
                                                                                   --------------     ---------------
NET INCREASE (DECREASE) FROM TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS ...     (320,305,267)         97,571,217
                                                                                   --------------     ---------------
NET INCREASE (DECREASE) IN NET ASSETS ..........................................     (301,386,675)        108,847,298
                                                                                   --------------     ---------------
ENDING NET ASSETS ..............................................................   $  664,357,757     $   965,744,432
                                                                                   ==============     ===============

                                                                                     STRATEGIC VALUE BOND PORTFOLIO
                                                                                   ----------------------------------
                                                                                          FOR THE             FOR THE
                                                                                       YEAR ENDED          YEAR ENDED
                                                                                     MAY 31, 2005        MAY 31, 2004
---------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
      BEGINNING NET ASSETS .....................................................   $  255,094,172     $   206,698,989

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ................................................       11,556,054          11,545,295
   NET REALIZED GAIN (LOSS) ON INVESTMENTS .....................................        1,670,349           2,939,083
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS .........        3,259,882          (7,442,280)
                                                                                   --------------     ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ................      16,486,285           7,042,098
                                                                                   --------------     ---------------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
---------------------------------------------------------------------------------------------------------------------
   CONTRIBUTIONS ...............................................................       47,384,121          86,876,790
   WITHDRAWALS .................................................................      (61,804,774)        (75,523,705)
                                                                                   --------------     ---------------
NET INCREASE (DECREASE) FROM TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS ...      (14,420,653)         11,353,085
                                                                                   --------------     ---------------
NET INCREASE (DECREASE) IN NET ASSETS ..........................................        2,065,632          18,395,183
                                                                                   --------------     ---------------
ENDING NET ASSETS ..............................................................   $  277,159,804     $   225,094,172
                                                                                   ==============     ===============

                                                                                    TACTICAL MATURITY BOND PORTFOLIO
                                                                                   ----------------------------------
                                                                                          FOR THE             FOR THE
                                                                                       YEAR ENDED          YEAR ENDED
                                                                                     MAY 31, 2005        MAY 31, 2004
---------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
      BEGINNING NET ASSETS .....................................................   $  462,694,813     $   420,782,713

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ................................................        9,214,404           8,012,816
   NET REALIZED GAIN (LOSS) ON INVESTMENTS .....................................       (2,055,095)        (10,076,510)
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS .........        4,215,939          (7,796,219)
                                                                                   --------------     ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ................       11,375,248          (9,859,913)
                                                                                   --------------     ---------------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
---------------------------------------------------------------------------------------------------------------------
   CONTRIBUTIONS ...............................................................      105,392,359         194,294,721
   WITHDRAWALS .................................................................     (127,606,352)       (142,522,708)
                                                                                   --------------     ---------------
NET INCREASE (DECREASE) FROM TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS ...      (22,213,993)         51,772,013
                                                                                   --------------     ---------------
NET INCREASE (DECREASE) IN NET ASSETS ..........................................      (10,838,745)         41,912,100
                                                                                   --------------     ---------------
ENDING NET ASSETS ..............................................................   $  451,856,068     $   462,694,813
                                                                                   ==============     ===============

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                     FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                   RATIO TO AVERAGE NET ASSETS (ANNUALIZED)(1)
                                               ----------------------------------------------------------               PORTFOLIO
                                               NET INVESTMENT           GROSS        EXPENSES          NET        TOTAL  TURNOVER
                                                INCOME (LOSS)        EXPENSES          WAIVED     EXPENSES    RETURN(2)      RATE
---------------------------------------------------------------------------------------------------------------------------------
MANAGED FIXED INCOME PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
JUNE 1, 2004 TO MAY 31, 2005 ............              4.70%            0.49%         (0.14)%       0.35%        7.02%         53%
JUNE 1, 2003 TO MAY 31, 2004 ............              5.10%            0.53%         (0.28)%       0.25%        1.45%         50%
JUNE 1, 2002 TO MAY 31, 2003 ............              5.49%            0.54%         (0.19)%       0.35%       11.36%         44%
JUNE 1, 2001 TO MAY 31, 2002 ............              5.87%            0.54%         (0.19)%       0.35%        8.37%         65%
JUNE 1, 2000 TO MAY 31, 2001 ............              6.34%            0.54%         (0.19)%       0.35%       13.55%        121%

STABLE INCOME PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
JUNE 1, 2004 TO MAY 31, 2005 ............              2.06%            0.48%         (0.12)%       0.36%        2.47%         43%
JUNE 1, 2003 TO MAY 31, 2004 ............              2.00%            0.52%         (0.13)%       0.39%        0.88%         92%
JUNE 1, 2002 TO MAY 31, 2003 ............              2.63%            0.54%          0.00%        0.54%        3.32%         45%
JUNE 1, 2001 TO MAY 31, 2002 ............              3.62%            0.55%          0.00%        0.55%        3.99%         81%
JUNE 1, 2000 TO MAY 31, 2001 ............              5.89%            0.55%          0.00%        0.55%        8.34%         37%

STRATEGIC VALUE BOND PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
JUNE 1, 2004 TO MAY 31, 2005 ............              5.12%            0.49%         (0.03)%       0.46%        7.61%         45%
JUNE 1, 2003 TO MAY 31, 2004 ............              5.24%            0.54%         (0.10)%       0.44%        3.06%         48%
JUNE 1, 2002 TO MAY 31, 2003 ............              5.81%            0.57%         (0.02)%       0.55%       11.60%         41%
JUNE 1, 2001 TO MAY 31, 2002 ............              5.80%            0.60%         (0.04)%       0.56%        8.30%         75%
JUNE 1, 2000 TO MAY 31, 2001 ............              6.31%            0.57%         (0.02)%       0.55%       12.01%        149%

TACTICAL MATURITY BOND PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
JUNE 1, 2004 TO MAY 31, 2005 ............              2.02%            0.49%         (0.16)%       0.33%        2.53%         68%
JUNE 1, 2003 TO MAY 31, 2004 ............              1.77%            0.53%         (0.22)%       0.31%       (2.28)%       248%
JUNE 1, 2002 TO MAY 31, 2003 ............              2.05%            0.54%         (0.18)%       0.36%        2.84%        115%
JUNE 1, 2001 TO MAY 31, 2002 ............              3.45%            0.55%         (0.19)%       0.36%        0.70%        145%
JUNE 1, 2000 TO MAY 31, 2001 ............              5.58%            0.55%         (0.19)%       0.36%       10.06%         83%

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL HIGHLIGHTS            WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(1) During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements (Note
      3).

(2) Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS            NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. ORGANIZATION
--------------------------------------------------------------------------------

      Wells Fargo Master Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). As of May 31, 2005, the Trust has 18 separate investment portfolios. These financial statements present the Managed Fixed Income Portfolio, Stable Income Portfolio, Strategic Value Bond Portfolio, and Tactical Maturity Bond Portfolio (each, a "Fund" and collectively, the "Funds").

      Interests in the Funds are sold without any sales charge in private placement transactions to qualified investors, including open-end management investment companies.

2. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

      The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Trust, are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies.

      The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

SECURITY VALUATION

      Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price. Securities listed on The NASDAQ Stock Market, Inc. are valued at the NASDAQ Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. In the absence of any sale of such securities, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the valuations are based on the latest quoted bid prices.

      Certain fixed income securities with maturities exceeding 60 days are valued by using a pricing service approved by the Trust's Board of Trustees. The service uses market prices as quoted by an independent pricing service or by dealers in these securities when, in the service's judgment, these prices are readily available and are representative of the securities' market values. For some securities, such prices are not readily available. These securities will generally be fair valued using methods which may include consideration of yields or prices of securities of comparable quality, coupon rate, maturity and type of issue, indications as to values from dealers in securities, trading characteristics and general market conditions.

      Debt securities maturing in 60 days or less generally are valued at amortized cost. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value.

      Investments which are not valued using any of the methods discussed above, are valued at their fair value as determined by procedures approved by the Board of Trustees.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

      Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily.

FEDERAL INCOME TAXES

      Each Fund of the Trust is treated as a separate entity for federal income tax purposes. The Funds of the Trust are not required to pay federal income taxes on their net investment income and net capital gain as they are treated as partnerships for federal income tax purposes. All interest, dividends, gains and losses of a Fund are deemed to have been "passed through" to the interestholders in proportion to their holdings of the Fund regardless of whether such interest, dividends, or gains have been distributed by the Fund.

FUTURES CONTRACTS

      The Funds may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission (the "SEC") for long futures positions, the Fund is required to segregate highly liquid securities as permitted by the SEC in connection with futures transactions in an

NOTES TO FINANCIAL STATEMENTS            WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

amount generally equal to the entire value of the underlying contracts. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities. At May 31, 2005, the following Funds held futures contracts:

                                                                                       Notional       Net Unrealized
                                                                  Expiration           Contract        Appreciation
 Portfolio               Contracts             Type                  Date               Amount        (Depreciation)
--------------------------------------------------------------------------------------------------------------------
 MANAGED FIXED
 INCOME PORTFOLIO          40 Long      U.S. 10 Year Notes      September 2005       $  4,519,957        $    10,668
--------------------------------------------------------------------------------------------------------------------
                           75 Long          U.S. Long Bond      September 2005          8,726,367             81,445
--------------------------------------------------------------------------------------------------------------------
 STABLE
 INCOME PORTFOLIO          25 Long            90 Day Euros        March 2006            6,047,813            (44,375)
--------------------------------------------------------------------------------------------------------------------
                           35 Long            90 Day Euros        March 2007            8,399,563            (10,937)
--------------------------------------------------------------------------------------------------------------------
                           25 Long            90 Day Euros         June 2005            6,087,500            (51,250)
--------------------------------------------------------------------------------------------------------------------
                           25 Long            90 Day Euros         June 2006            6,036,563            (36,875)
--------------------------------------------------------------------------------------------------------------------
                           35 Long            90 Day Euros         June 2007            8,391,688             (5,250)
--------------------------------------------------------------------------------------------------------------------
                           25 Long            90 Day Euros      September 2005          6,075,000            (58,437)
--------------------------------------------------------------------------------------------------------------------
                           25 Long            90 Day Euros      September 2006          6,027,813            (31,563)
--------------------------------------------------------------------------------------------------------------------
                           35 Long            90 Day Euros      September 2007          8,384,588                100
--------------------------------------------------------------------------------------------------------------------
                           25 Long            90 Day Euros       December 2005          6,060,000            (52,500)
--------------------------------------------------------------------------------------------------------------------
                           35 Long            90 Day Euros       December 2006          8,406,563            (16,625)
--------------------------------------------------------------------------------------------------------------------
 STRATEGIC VALUE
 BOND PORTFOLIO            30 Long      U.S. 10-Year Notes      September 2005          3,389,968              8,001
--------------------------------------------------------------------------------------------------------------------
                           25 Long          U.S. Long Bond      September 2005          2,908,789             27,149

SWAP CONTRACTS

      The Funds may enter into various hedging transactions, such as interest rate swaps to preserve a return or spread on a particular investment or portion of its portfolio, to create synthetic adjustable-rate mortgage securities or for other purposes. Swaps involve the exchange of commitments to make or receive payments, e.g., an exchange of floating-rate payments for fixed rate payments. The Funds record as an increase or decrease to realized gain/loss, the amount due or owed by the Funds at termination or settlement. Swaps are valued based on prices quoted by independent brokers. These valuations represent the net present value of all future cash settlement amounts based on implied forward interest rates or index values.

      As of May 31, 2005, the following Funds had open swap contracts:

                                                                                                                        Net
                       Swap Counter        Notional         Interest Rate/         Interest Rate/       Maturity    Unrealized
Portfolio                 Party            Principal        Index Received           Index Paid           Date      Gain/(Loss)
------------------------------------------------------------------------------------------------------------------------------
STABLE INCOME        Lehman Brothers      $22,500,000        USD Libor BBA             5.08%            15-Oct-05    $(154,197)
PORTFOLIO            Lehman Brothers       15,000,000        USD Libor BBA             3.92%            25-Jul-07      180,360
------------------------------------------------------------------------------------------------------------------------------
STRATEGIC VALUE                                             Lehman Brothers
BOND PORTFOLIO       Lehman Brothers        2,000,000       U.S. High Yield        USD Libor BBA         1-Feb-06       21,014
                                                                 Index

MORTGAGE DOLLAR ROLL TRANSACTIONS

      The Funds may engage in mortgage dollar roll transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. In a mortgage dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer and simultaneously agrees to repurchase a substantially similar security from the institution at a later date at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different pre-payment histories. During the roll period, a Fund foregoes principal and interest paid on the securities. A Fund is compensated by the difference between the current sales price and the forward price for the future purchase as well as by the earnings on the cash proceeds of the initial sale. Mortgage dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Funds account for the dollar roll transactions as purchases and sales.

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS            NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS

      The Funds may invest in repurchase agreements and may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Funds Management, LLC. The repurchase agreements must be fully collateralized based on values that are marked to market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the custodian's responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. The repurchase agreements are collateralized by instruments such as U.S. Treasury, federal agency, or high-grade corporate obligations. There could be potential loss to a Fund in the event that such Fund is delayed or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the underlying obligations during the period in which a Fund seeks to assert its rights.

SECURITY LOANS

      The Funds may loan securities in return for securities, irrevocable letters of credit or cash collateral, which is invested in various short-term fixed income securities. A Fund may receive compensation for lending securities in the form of fees or by retaining a portion of interest on the investment securities or cash received as collateral. A Fund also continues to receive interest or dividends on the securities loaned. Security loans are secured at all times by collateral. The collateral is equal to at least 102% of the market value of the securities loaned plus accrued interest when the transaction is entered into. If the collateral falls to 100%, it will be brought back to 102%. Gain or loss in the market price of the securities loaned that may occur during the term of the loan are reflected in the value of the Fund. The risks from securities lending are that the borrower may not provide additional collateral when required or return the securities when due or when called for by the Fund. Wells Fargo Bank, N.A., the Funds' custodian, acts as the securities lending agent for the Funds and receives for its services 35% of the revenues earned on the securities lending activities and incurs all expenses. The value of the securities on loan and the value of the related collateral at May 31, 2005 are shown on the Statement of Assets and Liabilities.

WHEN-ISSUED TRANSACTIONS

      Each Fund may purchase securities on a forward commitment or `when-issued' basis. A Fund records a when-issued transaction on the trade date and will segregate with the custodian qualifying assets having a value sufficient to make payment for the securities purchased. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

3. EXPENSES
--------------------------------------------------------------------------------

ADVISORY FEES

      The Trust has entered into an advisory contract with Wells Fargo Funds Management, LLC ("Funds Management"). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management.

      Pursuant to the contract, Funds Management is entitled to receive an advisory fee for its services as adviser. Funds Management may retain the services of certain investment sub-advisers to provide daily portfolio management. The fees related to sub-advisory services are borne directly by the adviser and do not increase the overall fees paid by a Fund to the adviser. Funds Management and the investment sub-adviser(s) are entitled to be paid a monthly fee at the following annual rates:

                                                                                                                       Sub-Advisory
                                                       Advisory Fees*                                                   Fees (% of
                            Average Daily              (% of Average                              Average Daily       Average Daily
Portfolio                     Net Assets              Daily Net Assets)     Sub-Adviser             Net Assets          Net Assets)
-----------------------------------------------------------------------------------------------------------------------------------
MANAGED FIXED                   $0 - $499 million          0.450             Galliard              $0 - $500 million       0.10
INCOME PORTFOLIO      $500 million - $999 million          0.400              Capital    $500 million - $1.5 billion       0.05
                       $1 billion - $2.99 billion          0.350            Management                > $1.5 billion       0.03
                       $3 billion - $4.99 billion          0.325
                                  > $4.99 billion          0.300
-----------------------------------------------------------------------------------------------------------------------------------
STABLE INCOME                   $0 - $499 million          0.450             Galliard              $0 - $500 million       0.10
  PORTFOLIO           $500 million - $999 million          0.400              Capital    $500 million - $1.5 billion       0.05
                       $1 billion - $2.99 billion          0.350            Management                > $1.5 billion       0.03
                       $3 billion - $4.99 billion          0.325
                                  > $4.99 billion          0.300

                                                                                                                     Sub-Advisory
                                                      Advisory Fees*                                                    Fees (% of
                              Average Daily          (% of Average                               Average Daily       Average Daily
Portfolio                       Net Assets          Daily Net Assets)        Sub-Adviser           Net Assets          Net Assets)
------------------------------------------------------------------------------------------------------------------------------------
STRATEGIC VALUE                 $0 - $499 million          0.450             Galliard              $0 - $500 million       0.10
BOND PORTFOLIO        $500 million - $999 million          0.400              Capital    $500 million - $1.5 billion       0.05
                       $1 billion - $2.99 billion          0.350            Management                > $1.5 billion       0.03
                       $3 billion - $4.99 billion          0.325
                                  > $4.99 billion          0.300
------------------------------------------------------------------------------------------------------------------------------------
TACTICAL MATURITY               $0 - $499 million          0.450             Peregrine              $0 - $10 million       0.40
BOND PORTFOLIO        $500 million - $999 million          0.400              Capital      $10 million - $25 million       0.30
                       $1 billion - $2.99 billion          0.350              Manage-     $25 million - $300 million       0.20
                       $3 billion - $4.99 billion          0.325               ment                   > $300 million       0.10
                                  > $4.99 billion          0.300

      * Effective August 2, 2004. Prior to August 2, 2004, Funds Management was entitled to be paid a monthly advisory fee at a rate of 0.50% of average daily net assets.

ADMINISTRATION AND TRANSFER AGENT FEES

      Currently, there are no administration or transfer agency fees charged to the Master Trust.

CUSTODY FEES

      The Trust has entered into a contract with Wells Fargo Bank, N.A. ("WFB"), whereby WFB is responsible for providing custody services. Pursuant to the contract, WFB is entitled to certain transaction charges plus a monthly fee for custody services at the following annual rates:

                                                            (% of Average
   Portfolio                                              Daily Net Assets)
----------------------------------------------------------------------------
   ALL PORTFOLIOS                                                0.02
----------------------------------------------------------------------------

OTHER FEES

      PFPC Inc. ("PFPC") serves as fund accountant for the Trust. PFPC currently does not receive a fee for its services, but is entitled to be reimbursed for all out-of-pocket expenses reasonably incurred in providing these services.

WAIVED FEES AND REIMBURSED EXPENSES

      All amounts shown as waived fees or reimbursed expenses on the Statement of Operations, for the year ended May 31, 2005, were waived by Funds Management, first from advisory fees, and then any remaining amount consecutively from administration, custody and shareholder servicing fees collected, if any.

4. INVESTMENT PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

      Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) for the year ended May 31, 2005, were as follows:

   Portfolio                            Purchases at Cost        Sales Proceeds
--------------------------------------------------------------------------------
   MANAGED FIXED INCOME PORTFOLIO           $ 357,807,757         $ 348,585,104
--------------------------------------------------------------------------------
   STABLE INCOME PORTFOLIO                    346,071,130           543,735,708
--------------------------------------------------------------------------------
   STRATEGIC VALUE BOND PORTFOLIO              99,912,540            97,792,461
--------------------------------------------------------------------------------
   TACTICAL MATURITY BOND PORTFOLIO           362,321,357           254,776,920

5. SUBSEQUENT EVENTS
--------------------------------------------------------------------------------

      Effective on July 11, 2005, the Managed Fixed Income Portfolio acquired the assets and liabilities of the Strategic Value Bond Portfolio.

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS         REPORT OF INDEPENDENT REGISTERED
                                                PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
WELLS FARGO MASTER TRUST:


      We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Managed Fixed Income Portfolio, Stable Income Portfolio, Strategic Value Bond Portfolio, and Tactical Maturity Bond Portfolio, four of the portfolios constituting the Wells Fargo Master Trust (collectively the "Portfolios"), as of May 31, 2005, and the related statements of operations for the year then ended, statements of changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2005, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned Portfolios of Wells Fargo Master Trust as of May 31, 2005, the results of their operations for the year then ended, changes in their net assets and the financial highlights for the periods presented, in conformity with U.S. generally accepted accounting standards.

                                                   [KPMG LOGO]

Philadelphia, Pennsylvania
July 22, 2005

OTHER INFORMATION (UNAUDITED)            WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

PROXY VOTING INFORMATION

      A description of the policies and procedures that the Fund(s) uses to determine how to vote proxies relating to portfolio securities and information regarding the results of such voting during the most recent 12-month period ended June 30, is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS, or visiting the SEC Web site at WWW.SEC.GOV.

PORTFOLIO HOLDINGS INFORMATION

      The Fund(s) files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at WWW.SEC.GOV. In addition, the Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BOARD OF TRUSTEES

      The following table provides basic information about the Board of Trustees (the "Trustees") of the Wells Fargo Master Trust (the "Trust"). This table supplements, and should be read in conjunction with, the Prospectus and the Statement of Additional Information* of each Fund. Each of the Trustees listed below acts in identical capacities for each of the 138 funds comprising the Trust, Wells Fargo Funds Trust and Wells Fargo Variable Trust (collectively the "Fund Complex"). All of the non-interested Trustees are also members of the Audit and Governance Committees of each Trust in the Fund Complex. The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

INTERESTED TRUSTEE**

----------------------------------------------------------------------------------------------------------------------------
                                   POSITION HELD AND             PRINCIPAL OCCUPATIONS DURING
NAME AND AGE                       LENGTH OF SERVICE ***         PAST FIVE YEARS                         OTHER DIRECTORSHIPS
----------------------------------------------------------------------------------------------------------------------------
J. Tucker Morse                    Trustee,                      Private Investor/Real Estate            None
60                                 since 1987                    Developer; Chairman of White
                                                                 Point Capital, LLC.
----------------------------------------------------------------------------------------------------------------------------

NON-INTERESTED TRUSTEES
----------------------------------------------------------------------------------------------------------------------------
                                   POSITION HELD AND             PRINCIPAL OCCUPATIONS DURING
NAME AND AGE                       LENGTH OF SERVICE ***         PAST FIVE YEARS                         OTHER DIRECTORSHIPS
----------------------------------------------------------------------------------------------------------------------------
Thomas S. Goho                     Trustee,                      Associate Professor of Finance,         None
62                                 since 1987                    Wake Forest University,
                                                                 Calloway School of Business
                                                                 and Accountancy.
----------------------------------------------------------------------------------------------------------------------------

Peter G. Gordon                    Trustee,                      Chairman, CEO, and Co-                  None
62                                 since 1998                    Founder of Crystal Geyser
                                   (Chairman, since 2005)        Water Company and President
                                                                 of Crystal Geyser Roxane Water
                                                                 Company.
----------------------------------------------------------------------------------------------------------------------------
Richard M. Leach                   Trustee, since 1987           Retired. Prior thereto, President       None
71                                                               of Richard M. Leach Associates
                                                                 (a financial consulting firm).
----------------------------------------------------------------------------------------------------------------------------
Timothy J. Penny                   Trustee, since 1996           Senior Counselor to the public          None
53                                                               relations firm of Himle-Horner
                                                                 and Senior Fellow at the
                                                                 Humphrey Institute,
                                                                 Minneapolis, Minnesota (a
                                                                 public policy organization).
----------------------------------------------------------------------------------------------------------------------------
Donald C. Willeke                  Trustee, since 1996           Principal in the law firm of            None
64                                                               Willeke & Daniels.
----------------------------------------------------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE MASTER PORTFOLI              OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

OFFICERS

----------------------------------------------------------------------------------------------------------------------------
                                   POSITION HELD AND             PRINCIPAL OCCUPATIONS DURING
NAME AND AGE                       LENGTH OF SERVICE             PAST FIVE YEARS                         OTHER DIRECTORSHIPS
----------------------------------------------------------------------------------------------------------------------------
Karla M.                           President,                    Executive Vice President of             None
Rabusch                            since 2003                    Wells Fargo Bank, N.A.
46                                                               President of Wells Fargo Funds
                                                                 Management, LLC. Senior Vice
                                                                 President and Chief
                                                                 Administrative Officer of Wells
                                                                 Fargo Funds Management, LLC
                                                                 from 2001 to 2003. Vice
                                                                 President of Wells Fargo Bank,
                                                                 N.A. from 1997 to 2000.
----------------------------------------------------------------------------------------------------------------------------
Stacie D                           Treasurer,                    Senior Vice President of Wells          None
DeAngelo                           since 2003                    Fargo Bank, N.A. Senior Vice
36                                                               President of Operations for Wells
                                                                 Fargo Funds Management, LLC. Prior
                                                                 thereto, Operations Manager at Scudder
                                                                 Weisel Capital, LLC from 2000 to 2001,
                                                                 Director of Shareholder Services at
                                                                 BISYS Fund Services from 1999 to 2000.
----------------------------------------------------------------------------------------------------------------------------
C. David Messman                   Secretary,                    Vice President and Managing             None
45                                 since 2000                    Senior Counsel of Wells Fargo
                                                                 Bank, N.A. Senior Vice
                                                                 President and Secretary of Wells
                                                                 Fargo Funds Management, LLC.
                                                                 Vice President and Senior
                                                                 Counsel of Wells Fargo Bank,
                                                                 N.A. from 1996 to 2003.
----------------------------------------------------------------------------------------------------------------------------

* The Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request, by calling 1-800-222-8222.

** As of May 31, 2005, one of the six Trustees is considered an "interested person" of the Trusts as defined in the Investment Company Act of 1940. The interested Trustee, J. Tucker Morse, is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, which is not itself affiliated with Wells Fargo Funds Management, LLC. Robert C. Brown was an interested Trustee prior to his retirement on April 5, 2005.

*** Length of service dates reflects a Trustee's commencement of service with the Trust's predecessor entities.

OTHER INFORMATION (UNAUDITED)            WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

BOARD CONSIDERATION OF AND CONTINUATION OF INVESTMENT ADVISORY AND SUB-ADVISORY
AGREEMENTS: DIVERSIFIED BOND FUND, HIGH YIELD BOND FUND, INCOME PLUS FUND, INFLATION-PROTECTED BOND FUND, INTERMEDIATE GOVERNMENT INCOME FUND, SHORT DURATION GOVERNMENT BOND FUND, STABLE INCOME FUND, STRATEGIC INCOME FUND, TOTAL RETURN BOND FUND, ULTRA-SHORT DURATION BOND FUND, MANAGED FIXED INCOME PORTFOLIO, STABLE INCOME PORTFOLIO, STRATEGIC VALUE BOND PORTFOLIO AND TACTICAL MATURITY BOND PORTFOLIO
--------------------------------------------------------------------------------

      Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Boards of Trustees (each, a "Board" and collectively, the "Boards") of Wells Fargo Funds Trust and Wells Fargo Master Trust (each, a "Trust" and collectively, the "Trusts"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not "interested persons" of each Trust, as defined in the 1940 Act (the "Independent Trustees"), will annually review and consider the continuation of the investment advisory and sub-advisory agreements. In this regard, the Boards reviewed and re-approved, during the most recent six months covered by this report: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC ("Funds Management") for the Diversified Bond Fund, High Yield Bond Fund, Income Plus Fund, Inflation-Protected Bond Fund, Intermediate Government Income Fund, Short Duration Government Bond Fund, Stable Income Fund, Strategic Income Fund, Total Return Bond Fund, Ultra-Short Duration Bond Fund, Managed Fixed Income Portfolio, Stable Income Portfolio, Strategic Value Bond Portfolio and Tactical Maturity Bond Portfolio; (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated ("Wells Capital Management") for the Income Plus Fund, Inflation-Protected Bond Fund, Intermediate Government Income Fund, Short Duration Government Bond Fund, Strategic Income Fund, Total Return Bond Fund and Ultra-Short Duration Bond Fund; (iii) an investment sub-advisory agreement with Galliard Capital Management, Inc. ("Galliard") for the Managed Fixed Income Portfolio, Stable Income Fund, Stable Income Portfolio and Strategic Value Bond Portfolio; (iv) an investment sub-advisory agreement with Peregrine Capital Management, Inc. ("Peregrine") for the Tactical Maturity Bond Portfolio; and (v) an investment sub-advisory agreement with Sutter Advisors LLC ("Sutter") for the High Yield Bond Fund. The investment advisory agreements with Funds Management and the investment sub-advisory agreements with Wells Capital Management, Galliard, Peregrine and Sutter (the "Sub-Advisers"), are collectively referred to as the "Advisory Agreements." The funds and portfolios identified above are collectively referred to as the "Funds."

      More specifically, at meetings held on April 4, 2005, the Boards, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Advisers, and the continuation of the Advisory Agreements. Because the Diversified Bond Fund is a gateway blended fund that invests all of its assets in the Managed Fixed Income Portfolio, Strategic Value Bond Portfolio and Tactical Maturity Bond Portfolio and the Stable Income Fund is a gateway feeder fund that invests all of its assets in the Stable Income Portfolio, which has a substantially similar investment objective and substantially similar investment strategies as the Stable Income Fund, information provided to the Boards regarding the Diversified Bond Fund and Stable Income Fund is also applicable to the Managed Fixed Income Portfolio, Stable Income Portfolio, Strategic Value Bond Portfolio and Tactical Maturity Bond Portfolio, as relevant.

      The Wells Fargo Funds Trust Board initially approved the Advisory Agreements for the Strategic Income Fund and Ultra-Short Duration Bond Fund at a meeting held August 9-10, 2004 in connection with its approval of the reorganization of the Strong Advisor Strategic Income Fund (the accounting survivor) into the Wells Fargo Advantage Strategic Income Fund and the Strong Advisor Short Duration Bond Fund (the accounting survivor) into the Wells Fargo Ultra-Short Duration Bond Fund (the "Reorganization"). The Reorganization was effective at the close of business on April 8, 2005. These Funds commenced operations on April 11, 2005. Accordingly, references to these Funds refer to either the predecessor funds or the Funds as the context requires. Similarly, references to the various fee rates refer to either the rates of the predecessor funds or those of these Funds as the context requires.

NATURE, EXTENT AND QUALITY OF SERVICES
--------------------------------------------------------------------------------
      The Boards received and considered various data and information regarding the nature, extent and quality of services provided to the Funds (and that would be provided to the Strategic Income Fund and Ultra-Short Duration Bond Fund) by Funds Management and the Sub-Advisers under the Advisory Agreements. Responses of Funds Management and the Sub-Advisers to a detailed set of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees were provided to the Boards. The Boards reviewed and considered the data and information, which included, among other things, information about the background and experience of the senior management and the expertise of the investment personnel of Funds Management and the Sub-Advisers.

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS            OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

      The Boards also considered the ability of Funds Management and the Sub-Advisers, based on their respective resources, reputations and other attributes, to attract and retain highly qualified investment professionals, including research, advisory, and supervisory personnel. In this connection, the Boards considered information regarding Funds Management's and each Sub-Adviser's compensation for its personnel involved in the management of the Funds (or that would be involved in the management of the Strategic Income Fund and Ultra-Short Duration Bond Fund). In addition, the Boards considered the effects of certain personnel changes in light of the acquisition of certain of the asset management arrangements of Strong Capital Management, Inc. ("Strong") by Wells Fargo & Company.

      The Boards further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Boards took into account the administrative services provided to the Funds (and those anticipated to be provided to the Strategic Income Fund and Ultra-Short Duration Bond Fund) by Funds Management and its affiliates. In considering these matters, the Boards considered not only the specific information presented in connection with the meetings, but also the knowledge gained over the course of interacting with Funds Management, including with respect to Funds Management's oversight of service providers, such as the investment sub-advisers.

      Based on the above factors, together with those referenced below, each of the Boards concluded that it was generally satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by Funds Management and the Sub-Advisers.

FUND PERFORMANCE AND EXPENSES
--------------------------------------------------------------------------------

      The Boards considered the performance results for each of the Funds over various time periods. They also considered these results in comparison to the median performance results of the group of funds that was determined to be the most similar to a given Fund (the "Peer Group") and to the median performance of a broader universe of relevant funds (the "Universe"), as well as to each Fund's benchmark index. Lipper Inc. ("Lipper"), an independent provider of investment company data, determined the Peer Group and Universe for each Fund. The Boards were provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe.

      The Boards noted that the performance of each Fund, except for the Diversified Bond Fund, Income Plus Fund and Ultra-Short Duration Bond Fund, was better than, or not appreciably below, the median performance of each Fund's Peer Group for most time periods. The Wells Fargo Funds Trust Board noted that the Diversified Bond Fund's, Income Plus Fund's and Ultra-Short Duration Bond Fund's performance was lower than the median performance of each Fund's Peer Group for all time periods and required further review. Upon further review, the Board noted for the Ultra-Short Duration Bond Fund that the Fund's underperformance was explained, in part, by some credit issues experienced when the Fund was managed by certain Strong portfolio managers. In addition, the Board noted that there had been a portfolio manager change for the Ultra- Short Duration Bond Fund during the past year. The Board also asked for a further report on the Income Plus Fund's and Diversified Bond Fund's performance.

      The Boards received and considered information regarding each Fund's net operating expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. They also considered comparisons of these fees to the expense information for each Fund's Peer Group and Universe, which comparative data was provided by Lipper.

      The Boards noted that the net operating expense ratio of each Fund, except for the Inflation-Protected Bond Fund, Total Return Bond Fund and Ultra-Short Duration Bond Fund, was lower than, or not appreciably higher than, each Fund's Peer Group's median net operating expense ratio. The Board noted that the net operating expense ratios for certain classes of the Inflation-Protected Bond Fund, Total Return Bond Fund and Ultra-Short Duration Bond Fund were higher than their Peer Group's median net operating expense ratios, but the Board further noted that the Advisory Agreement Rates (as defined below) were within a reasonable range of the median rates of each Fund's Peer Group.

      Management also discussed the Lipper data and rankings, and other relevant information, for the Funds. Based on the above-referenced considerations and other factors, the Boards concluded that the overall performance and expense results supported the re-approval of the Advisory Agreements for the Funds.

INVESTMENT ADVISORY AND SUB-ADVISORY FEE RATES
--------------------------------------------------------------------------------

      The Boards reviewed and considered the contractual investment advisory fee rates payable by the Funds to Funds Management for investment advisory services, both on a stand-alone basis and on a combined basis with the Funds' administration fee rates (the "Advisory Agreement Rates"). The Boards took into account the separate administration services covered by the administration fee rates. The Boards also reviewed and considered the contractual investment sub-advisory fee rates (the "Sub-Advisory Agreement Rates") payable by Funds Management to the Sub-Advisers for investment sub-advisory services. In addition, the Boards reviewed and considered the existing fee waiver/cap arrangements applicable to the

OTHER INFORMATION (UNAUDITED)            WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the "Net Advisory Rates").

      The Boards received and considered information comparing the Advisory Agreement Rates and Net Advisory Rates with those of the other funds in the Peer Groups. The Boards noted that the Advisory Agreement Rates and the Net Advisory Rates for the Funds were lower than, or not appreciably higher than, the median rates of each Fund's Peer Group. In addition, the Boards concluded that the combined investment advisory/administration fee rates for the Funds (before and after waivers/caps and/or expense reimbursements) were each reasonable in relation to each Fund's respective Peer Group, and reasonable in relation to the services provided.

      The Boards also reviewed and considered the Sub-Advisory Agreement Rates and concluded that the Sub-Advisory Agreement Rates were fair and equitable, based on their consideration of the factors described above.

PROFITABILITY
--------------------------------------------------------------------------------

      The Boards received and considered a detailed profitability analysis of Funds Management based on the Advisory Agreement Rates and the Net Advisory Rates, as well as on other relationships between the Funds, as applicable, and Funds Management and its affiliates. Because the Strategic Income Fund and Ultra-Short Duration Bond Fund had not yet commenced operations, the Board of Wells Fargo Funds Trust did not consider the historical profitability with regard to Funds Management's arrangements with these Funds. The Boards concluded that, in light of the costs of providing investment management and other services to the Funds, the profits and other ancillary benefits that Funds Management and its affiliates received with regard to providing these services to the Funds were not unreasonable.

      The Board of Wells Fargo Funds Trust did not consider a separate profitability analysis of Wells Capital Management and Sutter, as their separate profitability from their relationship with the Funds was not a material factor in determining whether to renew the agreement. The Board of Wells Fargo Master Trust did not consider a separate profitability analysis of Galliard and Peregrine, which are not affiliated with Funds Management. The Board considered that the sub-advisory fees paid to Galliard and Peregrine had been negotiated by Funds Management on an arms length basis and that Galliard's and Peregrine's separate profitability from their relationship with the Funds was not a material factor in determining whether to renew the agreements.

ECONOMIES OF SCALE
--------------------------------------------------------------------------------

      The Boards received and considered information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of further economies of scale. The Boards acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Boards' understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just in respect to a single fund. The Boards concluded that any actual or potential economies of scale are, or would be, shared reasonably with Fund shareholders/interestholders, including most particularly through Advisory Agreement Rate breakpoints, which are applicable to the Funds.

INFORMATION ABOUT SERVICES TO OTHER CLIENTS
--------------------------------------------------------------------------------

      The Board also received and considered information about the nature, extent and quality of services and fee rates offered by Funds Management to other similarly situated series within the Trusts, and those offered by the Sub-Advisers to other clients, including other registered investment companies and separate accounts. The Board concluded that the Advisory Agreement Rates, the Sub-Advisory Agreement Rates and the Net Advisory Rates were within a reasonable range of the fee rates offered to others by Funds Management and the Sub-Advisers, giving effect to differences in services covered by such fee rates.

OTHER BENEFITS TO FUNDS MANAGEMENT AND THE SUB-ADVISERS
--------------------------------------------------------------------------------

      The Boards received and considered information regarding potential "fall-out" or ancillary benefits received by Funds Management and its affiliates and the Sub-Advisers as a result of their relationship with the Funds. Such benefits could include, among others, benefits directly attributable to relationship of Funds Management and the Sub-Advisers with the Funds and benefits potentially derived from an increase in the business of Funds Management and the Sub-Advisers as a result of their relationship with the Funds (such as the ability to market to shareholders/interestholders other financial products offered by Funds Management and its affiliates or the Sub-Advisers and their affiliates).

      The Boards also considered the policies of the Funds in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are, or would be, sought and how any such credits are, or would be, utilized, potential benefits that may be realized by using an affiliated broker, and

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS            OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

the controls applicable to brokerage allocation procedures. The Boards also took note of the policies of the Sub-Advisers regarding the allocation of portfolio investment opportunities among the Funds and other clients.

OTHER FACTORS AND BROADER REVIEW
--------------------------------------------------------------------------------

      The Boards also considered the markets for distribution of the Funds, including the principal channels through which the Funds' shares/interests are offered and sold. The Boards noted that the Funds are now part of one of the few fund families that have both direct-to-fund and intermediary distribution.

      As discussed above, the Boards reviewed detailed materials received from Funds Management and the Sub-Advisers annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Boards also regularly review and assess the quality of the services that the Funds receive throughout the year. In this regard, the Boards review reports of Funds Management and the Sub-Advisers at least quarterly, which include, among other things, a detailed portfolio review, and detailed fund performance reports. In addition, the Boards meet with the portfolio managers of the Funds at various times throughout the year.

      After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Boards concluded that approval of the continuation of the Advisory Agreements for the Funds was in the best interest of the Funds and their shareholders/interestholders. Accordingly, the Boards unanimously approved the continuation of the Advisory Agreements.

LIST OF ABBREVIATIONS                    WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG        -- Association of Bay Area Governments
ADR         -- American Depositary Receipt
AMBAC       -- American Municipal Bond Assurance Corporation
AMT         -- Alternative Minimum Tax
ARM         -- Adjustable Rate Mortgages
BART        -- Bay Area Rapid Transit
CDA         -- Community Development Authority
CDSC        -- Contingent Deferred Sales Charge
CGIC        -- Capital Guaranty Insurance Company
CGY         -- Capital Guaranty Corporation
CMT         -- Constant Maturity Treasury
COFI        -- Cost of Funds Index
Connie Lee  -- Connie Lee Insurance Company
COP         -- Certificate of Participation
CP          -- Commercial Paper
CTF         -- Common Trust Fund
DW&P        -- Department of Water & Power
DWR         -- Department of Water Resources
EDFA        -- Education Finance Authority
FFCB        -- Federal Farm Credit Bank
FGIC        -- Financial Guaranty Insurance Corporation
FHA         -- Federal Housing Authority
FHLB        -- Federal Home Loan Bank
FHLMC       -- Federal Home Loan Mortgage Corporation
FNMA        -- Federal National Mortgage Association
FRN         -- Floating Rate Notes
FSA         -- Financial Security Assurance, Inc
GDR         -- Global Depositary Receipt
GNMA        -- Government National Mortgage Association
GO          -- General Obligation
HFA         -- Housing Finance Authority
HFFA        -- Health Facilities Financing Authority
IDA         -- Industrial Development Authority
IDR         -- Industrial Development Revenue
LIBOR       -- London Interbank Offered Rate
LLC         -- Limited Liability Corporation
LOC         -- Letter of Credit
LP          -- Limited Partnership
MBIA        -- Municipal Bond Insurance Association
MFHR        -- Multi-Family Housing Revenue
MUD         -- Municipal Utility District
MTN         -- Medium Term Note
PCFA        -- Pollution Control Finance Authority
PCR         -- Pollution Control Revenue
PFA         -- Public Finance Authority
PLC         -- Private Placement
PSFG        -- Public School Fund Guaranty
RAW         -- Revenue Anticipation Warrants
RDA         -- Redevelopment Authority
RDFA        -- Redevelopment Finance Authority
R&D         -- Research & Development
SFHR        -- Single Family Housing Revenue
SFMR        -- Single Family Mortgage Revenue
SLMA        -- Student Loan Marketing Association
STEERS      -- Structured Enhanced Return Trust
TBA         -- To Be Announced
TRAN        -- Tax Revenue Anticipation Notes
USD         -- Unified School District
V/R         -- Variable Rate
WEBS        -- World Equity Benchmark Shares
XLCA        -- XL Capital Assurance

WELLS  ADVANTAGE
FARGO  FUNDS

More information about WELLS FARGO ADVANTAGE FUNDS(SM) is available free upon request. To obtain literature, please write, e-mail, or call:

WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

E-mail: wfaf@wellsfargo.com
Retail Investment Professionals: 888-877-9275
Institutional Investment Professionals: 866-765-0778
Web: www.wellsfargo.com/advantagefunds

This report and the financial statements contained herein are submitted for the general information of the shareholders of the WELLS FARGO ADVANTAGE FUNDS. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222. Please consider the investment objective, risks, charges and expenses of the investment carefully before investing. This and other information about WELLS FARGO ADVANTAGE FUNDS can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly-owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for the WELLS FARGO ADVANTAGE FUNDS. Other affiliates of Wells Fargo & Company provide sub-advisory and other services for the Funds. The Funds are distributed by WELLS FARGO FUNDS DISTRIBUTOR, LLC, Member NASD/SIPC, an affiliate of Wells Fargo & Company.


            -------------------------------------------------------
             NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE
            -------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
(c) 2005 Wells Fargo Advantage Funds, LLC. All rights reserved.  | www.wellsfargo.com/advantagefunds  |   RT51599 07-05
                                                                                                        AILD/AR103 05-05

                                                                     [LOGO]
                                                                 WELLS ADVANTAGE
                                                                 FARGO FUNDS

                                          MAY 31, 2005

                                         ANNUAL REPORT

WELLS FARGO ADVANTAGE INCOME FUNDS

Wells Fargo Advantage Corporate Bond Fund
Wells Fargo Advantage Government Securities Fund
Wells Fargo Advantage High Income Fund
Wells Fargo Advantage Short-Term Bond Fund
Wells Fargo Advantage Short-Term High Yield Bond Fund
Wells Fargo Advantage Ultra Short-Term Income Fund

                                              WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

PLEASE NOTE THAT THIS REPORT COVERS A SEVEN-MONTH PERIOD OF TIME, THE MAJORITY OF WHICH REPRESENTS A TIME PRIOR TO THE APRIL 11, 2005, REORGANIZATION WITH THE STRONG FUNDS. STRONG CAPITAL MANAGEMENT, INC. PROVIDED INVESTMENT MANAGEMENT SERVICES TO THESE FUNDS FROM THE BEGINNING OF THE REPORTING PERIOD THROUGH DECEMBER 31, 2004, AFTER WHICH TIME WELLS FARGO FUNDS MANAGEMENT, LLC TOOK OVER MANAGEMENT RESPONSIBILITIES THROUGH THE END OF THE REPORTING PERIOD.

TABLE OF CONTENTS

Letter to Shareholders ....................................................    1
--------------------------------------------------------------------------------
Performance Highlights
--------------------------------------------------------------------------------
    Corporate Bond Fund ...................................................    2
    Government Securities Fund ............................................    4
    High Income Fund ......................................................    6
    Short-Term Bond Fund ..................................................    8
    Short-Term High Yield Bond Fund .......................................   10
    Ultra Short-Term Income Fund ..........................................   12
Fund Expenses .............................................................   14
--------------------------------------------------------------------------------
Portfolio of Investments
--------------------------------------------------------------------------------
    Corporate Bond Fund ...................................................   16
    Government Securities Fund ............................................   23
    High Income Fund ......................................................   31
    Short-Term Bond Fund ..................................................   36
    Short-Term High Yield Bond Fund .......................................   46
    Ultra Short-Term Income Fund ..........................................   50
Financial Statements
--------------------------------------------------------------------------------
    Statement of Assets and Liabilities ...................................   60
    Statements of Operations ..............................................   62
    Statements of Changes in Net Assets ...................................   66
    Financial Highlights ..................................................   74
Notes to Financial Highlights .............................................   80
--------------------------------------------------------------------------------
Notes to Financial Statements .............................................   81
--------------------------------------------------------------------------------
Report of Independent Registered Public Accounting Firm ...................   92
--------------------------------------------------------------------------------
Other Information .........................................................   93
--------------------------------------------------------------------------------
List of Abbreviations .....................................................   98
--------------------------------------------------------------------------------

               -------------------------------------------------
               NOT FDIC INSURED-NO BANK GUARANTEE-MAY LOSE VALUE
               -------------------------------------------------

THIS PAGE IS INTENTIONALLY LEFT BLANK --

LETTER TO SHAREHOLDERS                        WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

DEAR VALUED SHAREHOLDER,

      I am pleased to introduce you to WELLS FARGO ADVANTAGE FUNDS(SM). You now have access to an expanded array of mutual funds, giving you the flexibility to invest in a family of funds covering nearly every asset class and investment style. To learn more about our funds and the talented team of money managers behind them, please visit our new Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS. You can also call one of our investment service representatives now available 24 hours a day, 7 days a week, or speak with your investment professional.

      The following is your WELLS FARGO ADVANTAGE INCOME FUNDS annual report for the period ended May 31, 2005. On the following pages, you will find a discussion of the Funds, including performance highlights, the Fund managers' strategic outlook, and information about the Funds' portfolios.

THE ECONOMY: CONTINUED EXPANSION
--------------------------------------------------------------------------------

      The cyclical expansion of the U.S. economy remains solid. Real gross domestic product (GDP), the most comprehensive measure of economic activity, grew at a 4.4% rate in 2004 and at a 3.8% rate in the first quarter of 2005, in spite of record high energy prices during the period. The price of crude oil shot upward in the summer of 2004, then declined somewhat in the final months of the year, but climbed to new record levels starting in the spring of 2005. Low interest rates and a strong housing sector helped offset the negative effects of high oil and gas prices. Solid growth in capital spending, fueled by strong cash flow and low borrowing costs, also contributed to economic growth.

      Rising energy prices pushed inflation upward during the reporting period. The consumer price index (CPI) rose at a 2.8% rate over the twelve months ended May 31, slightly slower than the 3.1% rate for the prior twelve months. The core CPI, which excludes the volatile food and energy components, was up only 2.2% this past year, versus 1.7% in the previous twelve months. With core inflation generally contained, The Federal Reserve (the Fed) was able to stay with a strategy of raising interest rates at a "measured pace." From late June 2004 through March 2005, the Fed raised the federal funds rate--its principal policy tool--from 1% to 3%. Additional increases in this rate are expected during the rest of 2005. Bond yields, however, did not increase with the federal funds rate and, as a result, mortgage rates remained unusually low and the housing sector remained very strong.

BONDS: UNPRECEDENTED PERFORMANCE
--------------------------------------------------------------------------------

      Yields on most U.S. Treasury notes and bonds have declined as the federal funds rate has increased. Exceptional demand for U.S. Treasury securities from foreign investors and the tame core inflation data are two factors thought to be keeping bond yields low. The cyclical flattening in the yield curve has been one of the main elements contributing to good returns from bonds during most of the past twelve months.

      The high yield and investment grade segments of the corporate bond market continued to perform well during most of the period. In April and May 2005, however, downgrades of General Motors and Ford bonds caused those markets to underperform. In June, the corporate sectors recovered and again produced good returns. Municipal bonds generally performed better than most taxable sectors in 2004 and most of 2005. However, they lagged behind U.S. Treasuries in May. As a result, at the end of the period, municipal yields were very attractive relative to yields on comparable U.S. Treasuries.

LOOKING AHEAD: LONG-TERM GROWTH?
--------------------------------------------------------------------------------

      We believe that the economy's first-quarter 2005 slowdown represents a temporary soft patch more than a sustained decline. As stock and bond investors seek to determine where inflation, interest rates, and corporate earnings are headed, we may see more unpredictable moves in the markets.

      Uncertainty and risk will always be a part of investing. We believe that one important thing you can do to manage risk is to own a broadly diversified portfolio with stocks, bonds, and cash that can help you weather unexpected market shifts. While diversification may not prevent losses in a downturn, it may help reduce them and keep you on track to reach your financial goals.

      Thank you for choosing WELLS FARGO ADVANTAGE FUNDS. We appreciate your confidence in us. Through each market cycle, we are committed to helping you meet your financial needs. If you have any questions about your investment, please contact your investment professional, or call us at 1-800-222-8222. You may also visit our enhanced Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

Sincerely,

/s/ Karla M. Rabusch

Karla M. Rabusch
President
WELLS FARGO ADVANTAGE FUNDS

WELLS FARGO ADVANTAGE INCOME FUNDS                        PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE CORPORATE BOND FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE CORPORATE BOND FUND (the Fund) seeks current income while maintaining prospects for capital appreciation.

ADVISER                                 SUB-ADVISER
   Wells Fargo Funds Management, LLC       Wells Capital Management Incorporated

FUND MANAGERS                           INCEPTION DATE
   D. James Newton II, CFA, CPA            12/12/1985
   Janet S. Rilling, CFA, CPA

HOW DID THE FUND PERFORM OVER THE SEVEN-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Investor Class shares returned 1.95%(1) for the seven-month period ended May 31, 2005, underperforming the Lehman Brothers U.S. Aggregate Bond Index(2), which returned 2.08%, during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE AT THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      ADVISOR CLASS, INSTITUTIONAL CLASS, AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      The first half of the period was good for corporate bonds as many companies continued to improve their balance sheets and the strength of the economy fostered solid corporate earnings. Strong demand for corporate bonds also helped the sector's performance. However, as 2005 unfolded, the pace of shareholder-friendly activity picked up. This activity, which included share repurchases, stock buybacks, and leveraged buyouts, was increasingly harmful to the interests of bondholders. In addition, investors' concern about the credit quality of the U.S. auto industry grew as their operating performance remained below expectations. These two events led to some softness in the market during March and April 2005.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      Four important management factors regularly affect the performance of the Corporate Bond Fund: duration, yield curve positioning, industry weightings, and security selection. During the period, yield curve positioning, industry weightings, and security selection had the most significant influence on the Fund's performance.

      Our yield curve positioning had a positive impact on the Fund's performance. During the period, we employed a curve flattener strategy, meaning that we were underweight shorter maturity securities, as compared to the benchmark, and overweight securities with longer maturities. This strategy proved successful as the Federal Reserve Board's rate hikes caused short rates to rise and long rates to fall.

      Our holdings in both the cable and the telecommunication sectors also benefited the portfolio. Our cable bonds improved as a result of their solid operating results and strong cash flow generation. Consolidation in the wireless telecommunication caused our holdings in the sector to outperform the benchmark.

      Our holdings in the supermarket sector, on the other hand, had a negative impact on performance. We held a greater position in supermarket bonds because we believed companies such as Safeway, Kroger, and Albertson's were going to maintain solid credit quality in order to effectively compete with Wal-Mart. During the period, however, bond investors became increasingly concerned about the potential for leveraged buyouts (LBO's) in the sector. Fears about increasing leverage also negatively impacted some of our other holdings including J.C. Penney and Fidelity National Financial, Inc.

      Of final note, the Fund also invested in fixed-income derivative securities--primarily exchange-traded U.S. Treasury futures contracts and exchange-traded Eurodollar futures contracts--to help manage the portfolio's duration.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      The outlook for the corporate bond market is generally mixed. Corporate management teams are increasingly using leverage to help benefit shareholders, a trend we are monitoring closely. The condition of auto companies, primarily General Motors and Ford, is another headwind as the companies' credit ratings migrate to the below investment-grade category. On a positive note, we expect corporate earnings and cash flow to remain strong if the economy remains supportive. We believe the modest supply of new corporate bonds is another positive factor for the corporate bond market.

      BOND FUND VALUES FLUCTUATE IN RESPONSE TO THE FINANCIAL CONDITION OF INDIVIDUAL ISSUERS, CHANGES IN INTEREST RATES, AND GENERAL MARKET AND ECONOMIC CONDITIONS. THE FUND'S INVESTMENT PROCESS MAY, AT TIMES, RESULT IN HIGHER THAN AVERAGE PORTFOLIO TURNOVER AND INCREASED TRADING EXPENSES, AND MAY GENERATE HIGHER SHORT-TERM CAPITAL GAINS. THIS FUND IS EXPOSED TO HIGH YIELD BOND RISK AND INTERNATIONAL RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

The views expressed are as of May 31, 2005, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE CORPORATE BOND FUND.

(1) The Fund's Adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. These operating expense reductions can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

PERFORMANCE HIGHLIGHTS                        WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF MAY 31, 2005)
--------------------------------------------------------------------------------

                                                         Excluding Sales Charge
                                                   ----------------------------------
                                                   6-Month*  1-Year   5-Year  10-Year
                                                   -------   ------   ------  -------
Corporate Bond Fund - Advisor Class                  2.61     8.09     6.81     6.66
Corporate Bond Fund - Institutional Class            2.84     8.65     7.41     7.11
Corporate Bond Fund - Investor Class                 2.62     8.25     6.95     6.85
Benchmark
  Lehman Brothers U.S. Aggregate Bond Index(2)       2.90     6.82     7.73     6.85

*     RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS(3) (AS OF MAY 31, 2005)
--------------------------------------------------------------------------------

Portfolio Turnover                                                           85%
--------------------------------------------------------------------------------
Average Credit Quality(4)                                                  Baa1
--------------------------------------------------------------------------------
Weighted Average Coupon                                                    6.61%
--------------------------------------------------------------------------------
Estimated Weighted Average Life                                     11.83 years
--------------------------------------------------------------------------------
Estimated Average Duration                                           6.45 years
--------------------------------------------------------------------------------
Net Asset Value (NAV) (Adv, Inst, Inv Class)             $10.58, $10.57, $10.59
--------------------------------------------------------------------------------
Distribution Rate(5) (Adv, Inst, Inv Class)                  4.67%, 5.06%, 4.63%
--------------------------------------------------------------------------------
30-Day SEC Yield(6) (Adv, Inst, Inv Class)                   4.58%, 4.98%, 4.55%
--------------------------------------------------------------------------------

PORTFOLIO ALLOCATION(3) (AS OF MAY 31, 2005)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Corporate Bonds                                                              87%
Foreign Government Bonds                                                      3%
Municipal Bonds                                                               1%
U.S. Treasury Bonds                                                           3%
U.S. Treasury Notes                                                           4%
Cash Management                                                               2%

GROWTH OF $10,000 INVESTMENT(7) (AS OF MAY 31, 2005)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                   WELLS FARGO ADVANTAGE    LEHMAN BROTHERS
                   CORPORATE BOND FUND -    U.S. AGGREGATE
                       INVESTOR CLASS         BOND INDEX
                   ---------------------    ---------------
5/31/1995                 10000                 10,000
6/30/1995                 10109                 10,073
7/31/1995                 10101                 10,051
8/31/1995                 10279                 10,172
9/30/1995                 10406                 10,271
10/31/1995                10584                 10,405
11/30/1995                10751                 10,560
12/31/1995                11033                 10,709
1/31/1996                 11107                 10,780
2/29/1996                 10856                 10,592
3/31/1996                 10778                 10,519
4/30/1996                 10709                 10,460
5/31/1996                 10693                 10,438
6/30/1996                 10808                 10,579
7/31/1996                 10890                 10,608
8/31/1996                 10913                 10,590
9/30/1996                 11136                 10,774
10/31/1996                11429                 11,013
11/30/1996                11713                 11,202
12/31/1996                11643                 11,098
1/31/1997                 11742                 11,131
2/28/1997                 11844                 11,159
3/31/1997                 11640                 11,035
4/30/1997                 11797                 11,201
5/31/1997                 11965                 11,307
6/30/1997                 12157                 11,441
7/31/1997                 12605                 11,749
8/31/1997                 12468                 11,649
9/30/1997                 12663                 11,821
10/31/1997                12744                 11,992
11/30/1997                12842                 12,048
12/31/1997                13027                 12,169
1/31/1998                 13228                 12,325
2/28/1998                 13221                 12,316
3/31/1998                 13266                 12,358
4/30/1998                 13338                 12,423
5/31/1998                 13554                 12,540
6/30/1998                 13686                 12,647
7/31/1998                 13679                 12,674
8/31/1998                 13672                 12,880
9/30/1998                 13908                 13,182
10/31/1998                13616                 13,112
11/30/1998                13846                 13,186
12/31/1998                13971                 13,226
1/31/1999                 14161                 13,320
2/28/1999                 13866                 13,088
3/31/1999                 14028                 13,160
4/30/1999                 14117                 13,202
5/31/1999                 13895                 13,086
6/30/1999                 13814                 13,045
7/31/1999                 13814                 12,989
8/31/1999                 13724                 12,983
9/30/1999                 13860                 13,133
10/31/1999                13913                 13,182
11/30/1999                13948                 13,181
12/31/1999                13939                 13,117
1/31/2000                 13937                 13,074
2/29/2000                 14098                 13,232
3/31/2000                 14168                 13,407
4/30/2000                 14027                 13,368
5/31/2000                 13864                 13,362
6/30/2000                 14353                 13,640
7/31/2000                 14541                 13,764
8/31/2000                 14725                 13,964
9/30/2000                 14747                 14,052
10/31/2000                14710                 14,145
11/30/2000                14755                 14,377
12/31/2000                15038                 14,644
1/31/2001                 15542                 14,884
2/28/2001                 15697                 15,014
3/31/2001                 15791                 15,089
4/30/2001                 15778                 15,025
5/31/2001                 15928                 15,116
6/30/2001                 15904                 15,173
7/31/2001                 16383                 15,513
8/31/2001                 16468                 15,691
9/30/2001                 16086                 15,875
10/31/2001                16342                 16,207
11/30/2001                16205                 15,983
12/31/2001                16066                 15,881
1/31/2002                 15967                 16,009
2/28/2002                 15908                 16,165
3/31/2002                 15581                 15,896
4/30/2002                 15606                 16,205
5/31/2002                 15703                 16,342
6/30/2002                 15424                 16,484
7/31/2002                 14924                 16,683
8/31/2002                 15360                 16,964
9/30/2002                 15557                 17,239
10/31/2002                15409                 17,161
11/30/2002                15759                 17,156
12/31/2002                16289                 17,510
1/31/2003                 16365                 17,525
2/28/2003                 16760                 17,768
3/31/2003                 16879                 17,754
4/30/2003                 17280                 17,901
5/31/2003                 17868                 18,234
6/30/2003                 17854                 18,197
7/31/2003                 17041                 17,586
8/31/2003                 17222                 17,702
9/30/2003                 17882                 18,171
10/31/2003                17720                 18,002
11/30/2003                17861                 18,045
12/31/2003                18159                 18,229
1/31/2004                 18370                 18,375
2/29/2004                 18557                 18,574
3/31/2004                 18718                 18,714
4/30/2004                 18098                 18,227
5/31/2004                 17922                 18,154
6/30/2004                 18011                 18,258
7/31/2004                 18262                 18,438
8/31/2004                 18684                 18,790
9/30/2004                 18807                 18,841
10/31/2004                19029                 18,999
11/30/2004                18905                 18,847
12/31/2004                19216                 19,021
1/31/2005                 19392                 19,141
2/28/2005                 19314                 19,028
3/31/2005                 18973                 18,931
4/30/2005                 19142                 19,186
5/31/2005                 19401                 19,394

--------------------------------------------------------------------------------

      Performance shown for the Advisor Class, Institutional Class and Investor Class shares of the WELLS FARGO ADVANTAGE CORPORATE BOND FUND for periods prior to April 11, 2005, reflects the performance of the Advisor Class, Institutional Class and Investor Class shares, respectively, of the Strong Corporate Bond Fund, its predecessor fund. Effective at the close of business on April 8, 2005, certain Strong Funds were reorganized into certain WELLS FARGO ADVANTAGE FUNDS. Performance shown for the Advisor Class shares of the Fund for periods prior to August 31, 1999, reflects the performance of the predecessor fund's Investor Class shares, adjusted to reflect expenses of the Advisor Class. Performance shown for the Institutional Class shares of the Fund for periods prior to August 31, 1999, reflects the performance of the predecessor fund's Investor Class shares, and has not been adjusted for the lower expenses of the Institutional Class.

(2) Lehman Brothers U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. You cannot invest directly in an index.

(3) Portfolio holdings and characteristics are subject to change.

(4) The average credit quality is compiled from ratings from Standard & Poor's and/or Moody's Investors Service (together "rating agencies"). Standard & Poor's is a trademark of McGraw-Hill, Inc., and has been licensed. The Fund is not sponsored, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund.

(5) The distribution rate is based on the actual distributions made by the Fund. The distribution rate is calculated by annualizing the Fund's most recent income dividend and dividing that figure by the applicable current public offering price.

(6) SEC yields include the actual amount of interest earned adjusted by any gain or loss realized due to the return of principal, less expenses, calculated on a 30-day month-end basis.

(7) The chart compares the performance of the WELLS FARGO ADVANTAGE CORPORATE BOND FUND Investor Class for the most recent ten years with the Lehman Brothers U.S. Aggregate Bond Index. The chart assumes a hypothetical investment of $10,000 in the Investor Class shares and reflects all operating expenses.

WELLS FARGO ADVANTAGE INCOME FUNDS                        PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE GOVERNMENT SECURITIES FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE GOVERNMENT SECURITIES FUND (the Fund) seeks current income.

ADVISER                                 SUB-ADVISER
   Wells Fargo Funds Management, LLC       Wells Capital Management Incorporated

FUND MANAGERS                           INCEPTION DATE
   W. Frank Koster                         10/29/1986
   Jay N. Mueller, CFA

HOW DID THE FUND PERFORM OVER THE SEVEN-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Investor Class shares returned 1.87%(1) for the seven-month period ended May 31, 2005, underperforming its broad-based benchmark, the Lehman Brothers Intermediate U.S. Government Bond Index(2), which returned 2.28%, and underperforming the Lehman Brothers U.S. Aggregate Bond Index(3), which returned 2.08%, for the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE AT THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. ADMINISTRATOR CLASS, ADVISOR CLASS, INSTITUTIONAL CLASS, AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      The most pronounced feature of the market for U.S. Government securities over the period was the divergence between short-term and long-term interest rates. Following the lead of the Federal Reserve's Open Market Committee, three-month U.S. Treasury bill rates rose from less than 2% to nearly 3% during the period. Yields on two-year U.S. Treasury notes climbed by more than 1%. In contrast, the market yield on the longest outstanding U.S. Treasury Bond, due in 2031, actually declined by more than 1%. Performing between the two extremes were five-year notes, which yielded about 3.74% at the end of the period versus about 3.80% a year ago.

      We believe that the Fund was well positioned for this period of "yield curve flattening." Significant holdings in the 2023, 2026 and 2031 U.S. Treasuries allowed us to participate in the gains at the long end of the curve. A lower portfolio duration than that of our broad-based benchmark index gave the Fund a degree of relief from the value erosion experienced in intermediate- and short-term bonds.

      Detracting from performance was our underweighting in the debt of U.S. government-sponsored entities (generically known as "agencies") such as Fannie Mae and Freddie Mac. We were concerned about the potential for unfavorable legislative and regulatory events for the agencies, as well as the stress potentially placed on their balance sheets due to a significant rise in short-term interest rates. Though Fannie Mae and Freddie Mac drew some negative headlines over the last year, their debt securities actually performed well.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      In addition to the yield curve and average duration positions noted above, we pursued incremental return through sector allocation decisions and individual issue selection. Relative to benchmark, we maintained a larger weighting in mortgage-backed securities (MBS) throughout the period, which was rewarded through a narrowing of option-adjusted spread (OAS) for the mortgage market as a whole. (OAS is a method of calculating the yield premium expected to be earned by an investor in MBS, adjusted for the estimated value of the homeowner's right to prepay a portion or all of the outstanding principal on a mortgage.)

      Issue selection decisions had their primary impact in the MBS sector, where the trade-off between extra yield and unwanted prepayment risk must be evaluated on a security-by-security basis. We found several opportunities in floating-rate MBS that were in line with our views on the shape of the yield curve and overall direction of interest rates.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      We believe the economic climate will remain reasonably strong in coming months with potential growth of gross domestic product and employment. Our biggest concern is the persistence of inflationary pressures, which may not be isolated to energy and other commodity prices.

      Against this backdrop, we believe that the Federal Reserve Board may continue to increase the overnight rate target. Unless inflation figures become substantially worse, we believe the tightening of monetary policy should lead to more flattening in the yield curve. We expect our strategies for the Fund to continue on the same path with shorter-than-benchmark duration holdings and a modest overweight in longer maturity bonds relative to the broad-based index.

      BOND FUND VALUES FLUCTUATE IN RESPONSE TO THE FINANCIAL CONDITION OF INDIVIDUAL ISSUERS, CHANGES IN INTEREST RATES, AND GENERAL MARKET AND ECONOMIC CONDITIONS. THE U.S. GOVERNMENT GUARANTEE APPLIES TO CERTAIN OF THE UNDERLYING SECURITIES AND NOT TO SHARES OF THE FUND. THE FUND'S INVESTMENT PROCESS MAY, AT TIMES, RESULT IN HIGHER THAN AVERAGE PORTFOLIO TURNOVER AND INCREASED TRADING EXPENSES, AND MAY GENERATE HIGHER SHORT-TERM CAPITAL GAINS. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

The views expressed are as of May 31, 2005, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE GOVERNMENT SECURITIES FUND.

(1) The Fund's Adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. These operating expense reductions can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

PERFORMANCE HIGHLIGHTS                        WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF MAY 31, 2005)
--------------------------------------------------------------------------------

                                                                  Including Sales Charge                Excluding Sales Charge
                                                            -----------------------------------   ----------------------------------
                                                            6-Month*  1-Year   5-Year   10-Year   6-Month*  1-Year   5-Year  10-Year
                                                            -------   ------   ------   -------   -------   ------   ------  -------
Government Securities Fund - Class C                          0.95     3.72     6.15      5.32      1.95     4.72     6.15     5.32
Government Securities Fund - Administrator Class                                                    2.72     6.27     7.54     6.59
Government Securities Fund - Advisor Class                                                          2.58     5.80     7.12     6.20
Government Securities Fund - Institutional Class                                                    2.85     6.50     7.80     6.75
Government Securities Fund - Investor Class                                                         2.60     5.89     7.29     6.45
Benchmarks
  Lehman Brothers Intermediate U.S. Government Bond Index(2)                                        1.84     4.06     6.45     6.03
  Lehman Brothers U.S. Aggregate Bond Index(3)                                                      2.90     6.82     7.73     6.85

*     RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS(4) (AS OF MAY 31, 2005)
--------------------------------------------------------------------------------

Portfolio Turnover                                                          139%
--------------------------------------------------------------------------------
Average Credit Quality(5)                                                   Aa1
--------------------------------------------------------------------------------
Weighted Average Coupon                                                    6.43%
--------------------------------------------------------------------------------
Estimated Weighted Average Life                                      4.14 years
--------------------------------------------------------------------------------
Estimated Average Duration                                           3.47 years
--------------------------------------------------------------------------------
Net Asset Value (NAV) (Class C, Admin, Adv, Inst, Inv)
                                         $10.77, $10.77, $10.77, $10.77, $10.77
--------------------------------------------------------------------------------
Distribution Rate(6) (Class C, Admin, Adv, Inst, Inv)
                                               3.24%, 4.24%, 3.98%, 4.45%, 3.88%
--------------------------------------------------------------------------------
30-Day SEC Yield(7) (Class C, Admin, Adv, Inst, Inv)
                                               2.64%, 3.58%, 3.38%, 3.85%, 3.28%
--------------------------------------------------------------------------------

PORTFOLIO ALLOCATION(4) (AS OF MAY 31, 2005)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Asset-Backed Securities                                                       3%
Cash Management                                                               6%
Collateralized Mortgage Securities                                           21%
Corporate Bonds                                                               1%
FHLB                                                                          1%
FHLMC                                                                        12%
FNMA                                                                         36%
GNMA                                                                          2%
Municipal Bonds                                                               2%
U.S. Treasury Bonds                                                          13%
U.S. Treasury Notes                                                           3%

GROWTH OF $10,000 INVESTMENT(8) (AS OF MAY 31, 2005)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

             WELLS FARGO ADVANTAGE      LEHMAN BROTHERS       LEHMAN BROTHERS
             GOVERNMENT SECURITIES      U.S. AGGREGATE       INTERMEDIATE U.S.
             FUND - INVESTOR CLASS        BOND INDEX       GOVERNMENT BOND INDEX
             ---------------------      ---------------    ---------------------
5/31/1995          10,000                   10,000               10,000
6/30/1995          10,081                   10,073               10,064
7/31/1995          10,060                   10,051               10,069
8/31/1995          10,201                   10,172               10,152
9/30/1995          10,304                   10,271               10,220
10/31/1995         10,437                   10,405               10,332
11/30/1995         10,595                   10,560               10,458
12/31/1995         10,766                   10,709               10,561
1/31/1996          10,815                   10,780               10,650
2/29/1996          10,593                   10,592               10,537
3/31/1996          10,531                   10,519               10,489
4/30/1996          10,461                   10,460               10,459
5/31/1996          10,406                   10,438               10,453
6/30/1996          10,486                   10,579               10,559
7/31/1996          10,528                   10,608               10,592
8/31/1996          10,524                   10,590               10,604
9/30/1996          10,684                   10,774               10,741
10/31/1996         10,917                   11,013               10,917
11/30/1996         11,139                   11,202               11,049
12/31/1996         11,069                   11,098               10,990
1/31/1997          11,121                   11,131               11,032
2/28/1997          11,166                   11,159               11,050
3/31/1997          11,051                   11,035               10,987
4/30/1997          11,167                   11,201               11,111
5/31/1997          11,257                   11,307               11,197
6/30/1997          11,390                   11,441               11,293
7/31/1997          11,708                   11,749               11,502
8/31/1997          11,613                   11,649               11,458
9/30/1997          11,778                   11,821               11,582
10/31/1997         11,905                   11,992               11,717
11/30/1997         11,957                   12,048               11,743
12/31/1997         12,071                   12,169               11,838
1/31/1998          12,235                   12,325               11,993
2/28/1998          12,222                   12,316               11,980
3/31/1998          12,250                   12,358               12,018
4/30/1998          12,315                   12,423               12,075
5/31/1998          12,430                   12,540               12,158
6/30/1998          12,543                   12,647               12,240
7/31/1998          12,560                   12,674               12,287
8/31/1998          12,788                   12,880               12,519
9/30/1998          13,065                   13,182               12,811
10/31/1998         12,982                   13,112               12,833
11/30/1998         13,016                   13,186               12,793
12/31/1998         13,053                   13,226               12,843
1/31/1999          13,139                   13,320               12,900
2/28/1999          12,900                   13,088               12,723
3/31/1999          12,983                   13,160               12,808
4/30/1999          13,015                   13,202               12,842
5/31/1999          12,908                   13,086               12,764
6/30/1999          12,881                   13,045               12,782
7/31/1999          12,853                   12,989               12,784
8/31/1999          12,827                   12,983               12,802
9/30/1999          12,954                   13,133               12,912
10/31/1999         12,975                   13,182               12,937
11/30/1999         12,958                   13,181               12,946
12/31/1999         12,911                   13,117               12,906
1/31/2000          12,892                   13,074               12,862
2/29/2000          13,036                   13,232               12,969
3/31/2000          13,196                   13,407               13,117
4/30/2000          13,165                   13,368               13,112
5/31/2000          13,141                   13,362               13,147
6/30/2000          13,392                   13,640               13,356
7/31/2000          13,505                   13,764               13,444
8/31/2000          13,678                   13,964               13,594
9/30/2000          13,768                   14,052               13,713
10/31/2000         13,882                   14,145               13,807
11/30/2000         14,112                   14,377               14,010
12/31/2000         14,373                   14,644               14,257
1/31/2001          14,588                   14,884               14,446
2/28/2001          14,719                   15,014               14,579
3/31/2001          14,805                   15,089               14,684
4/30/2001          14,717                   15,025               14,637
5/31/2001          14,794                   15,116               14,697
6/30/2001          14,846                   15,173               14,744
7/31/2001          15,172                   15,513               15,020
8/31/2001          15,352                   15,691               15,154
9/30/2001          15,589                   15,875               15,477
10/31/2001         15,948                   16,207               15,718
11/30/2001         15,717                   15,983               15,531
12/31/2001         15,631                   15,881               15,456
1/31/2002          15,719                   16,009               15,523
2/28/2002          15,865                   16,165               15,650
3/31/2002          15,560                   15,896               15,414
4/30/2002          15,913                   16,205               15,702
5/31/2002          16,039                   16,342               15,812
6/30/2002          16,215                   16,484               16,010
7/31/2002          16,540                   16,683               16,311
8/31/2002          16,809                   16,964               16,498
9/30/2002          17,128                   17,239               16,781
10/31/2002         17,059                   17,161               16,770
11/30/2002         16,943                   17,156               16,637
12/31/2002         17,265                   17,510               16,944
1/31/2003          17,268                   17,525               16,907
2/28/2003          17,495                   17,768               17,098
3/31/2003          17,475                   17,754               17,101
4/30/2003          17,566                   17,901               17,150
5/31/2003          17,912                   18,234               17,419
6/30/2003          17,829                   18,197               17,391
7/31/2003          17,228                   17,586               16,968
8/31/2003          17,322                   17,702               16,999
9/30/2003          17,776                   18,171               17,368
10/31/2003         17,568                   18,002               17,198
11/30/2003         17,580                   18,045               17,199
12/31/2003         17,748                   18,229               17,333
1/31/2004          17,891                   18,375               17,427
2/29/2004          18,099                   18,574               17,593
3/31/2004          18,233                   18,714               17,716
4/30/2004          17,713                   18,227               17,319
5/31/2004          17,642                   18,154               17,263
6/30/2004          17,726                   18,258               17,307
7/31/2004          17,862                   18,438               17,431
8/31/2004          18,177                   18,790               17,689
9/30/2004          18,245                   18,841               17,696
10/31/2004         18,337                   18,999               17,804
11/30/2004         18,207                   18,847               17,639
12/31/2004         18,334                   19,021               17,734
1/31/2005          18,437                   19,141               17,757
2/28/2005          18,341                   19,028               17,658
3/31/2005          18,297                   18,931               17,613
4/30/2005          18,533                   19,186               17,819
5/31/2005          18,681                   19,394               17,961

--------------------------------------------------------------------------------

      Performance shown for the Class C, Administrator Class, Advisor Class, Institutional Class and Investor Class shares of the WELLS FARGO ADVANTAGE GOVERNMENT SECURITIES FUND for periods prior to April 11, 2005, reflects the performance of the Class C, Investor Class, Advisor Class, Institutional Class and Investor Class shares, respectively, of the Strong Government Securities Fund, its predecessor fund. Effective at the close of business on April 8, 2005, certain Strong Funds were reorganized into certain WELLS FARGO ADVANTAGE FUNDS. Performance shown for the Class C shares of the Fund for periods prior to December 26, 2002, reflects the performance of the predecessor fund's Investor Class shares, adjusted to reflect the Class C shares sales charges and expenses. Performance shown for the Administrator Class shares reflects the performance of the predecessor fund's Investor Class shares, and has not been adjusted for the lower expenses of the Administrator Class. The Investor Class shares annual returns are substantially similar to what the Administrator Class shares would be because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent the Classes do not have the same expenses. Performance shown for the Advisor Class shares of the Fund for periods prior to August 31, 1999, reflects the performance of the predecessor fund's Investor Class shares, adjusted to reflect the expenses of the Advisor Class. Performance shown for the Institutional Class shares of the Fund for periods prior to August 31, 1999, reflects the performance of the predecessor fund's Investor Class shares, and has not been adjusted for the lower expenses of the Institutional Class.

(2) The Lehman Brothers Intermediate U.S. Government Bond Index is an unmanaged index composed of U.S. Government securities with maturities in the one- to ten-year range, including securities issued by the U.S. Treasury and U.S. Government agencies. You cannot invest directly in an index.

(3) Lehman Brothers U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. You cannot invest directly in an index.

(4) Portfolio holdings and characteristics are subject to change.

(5) The average credit quality is compiled from ratings from Standard & Poor's and/or Moody's Investors Service (together "rating agencies"). Standard & Poor's is a trademark of McGraw-Hill, Inc., and has been licensed. The Fund is not sponsored, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund.

(6) The distribution rate is based on the actual distributions made by the Fund. The distribution rate is calculated by annualizing the Fund's most recent income dividend and dividing that figure by the applicable current public offering price.

(7) SEC yields include the actual amount of interest earned adjusted by any gain or loss realized due to the return of principal, less expenses, calculated on a 30-day month-end basis.

(8) The chart compares the performance of the WELLS FARGO ADVANTAGE GOVERNMENT SECURITIES FUND Investor Class shares for the most recent ten years with the Lehman Brothers Intermediate U.S. Government Bond Index and the Lehman Brothers U.S. Aggregate Bond Index. The chart assumes a hypothetical investment of $10,000 in the Investor Class shares and reflects all operating expenses.

WELLS FARGO ADVANTAGE INCOME FUNDS                        PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE HIGH INCOME FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE HIGH INCOME FUND (the Fund) seeks total return with a high level of current income.

ADVISER                                 SUB-ADVISER
   Wells Fargo Funds Management, LLC       Wells Capital Management Incorporated

FUND MANAGER                            INCEPTION DATE
   Thomas M. Price, CFA                    12/28/1995

HOW DID THE FUND PERFORM OVER THE SEVEN-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Investor Class shares returned 1.35%(1) for the seven-month period ended May 31, 2005, underperforming its benchmark, the Lehman Brothers U.S. High-Yield Index(2), which returned 1.85%.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE AT THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      ADVISOR CLASS, INSTITUTIONAL CLASS AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

      THE FUND HAS A REDEMPTION FEE OF 2.00% DEDUCTED FROM THE NET PROCEEDS OF SHARES REDEEMED OR EXCHANGED WITHIN 30 DAYS AFTER PURCHASE. PERFORMANCE DATA DOES NOT REFLECT THE DEDUCTION OF THIS FEE, WHICH, IF REFLECTED, WOULD REDUCE THE PERFORMANCE.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      Yield spreads relative to U.S. Treasuries narrowed to record levels by early March 2005, but overall, ended up wider for the period. The Lehman Brothers U.S. High-Yield Index return was limited as wider spreads led to price declines, offsetting much of the benefit of the interest income. Our expectation was for higher interest rates, but the 10-year U.S. Treasury yield was virtually flat during the period. We had lowered the Fund's sensitivity to rate changes by purchasing shorter-maturity holdings, which generated lower interest income than the benchmark.

      The rally in the high-yield market through early March 2005 was due to solid economic growth, good corporate earnings, and low default rates leading to strong demand from institutional investors looking for higher yields. We believed that the high-yield bond market was becoming overvalued, but were unsure of the catalyst that would drive the market lower in the near-term. The catalyst was General Motors (GM), which announced weaker than expected February 2005 sales in early March, followed by lower earnings guidance for all of 2005. This was followed by a downgrade of its debt to high-yield status in May 2005. The lower bond prices for GM carried over to the rest of the high-yield market.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      During the period, we were concerned with the recent trend toward slower economic growth, particularly with high commodity prices and rising short-term interest rates. Accordingly, we have been slowly increasing the Fund's credit quality to higher-quality BB-rated bonds. We also increased the Fund's weighting in floating-rate securities to approximately 15% to help protect against higher rates. This exposure hindered performance until the market weakened at the end of the period.

      From an industry standpoint, we continued to maintain the Fund's larger weighting in several cyclical industries--including chemicals, metals, and other industrials--to potentially benefit from current economic growth and higher commodity prices. Conversely, we decreased our position in the automotive, airline, technology, and utility industries.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      We believe demand for high-yield bonds will remain at reasonably healthy levels. However, we are closely monitoring a few factors that we believe could affect the market. Our biggest concern is that with GM and Ford being downgraded to non-investment grade status, there could be additional selling over the next several months, which could spillover to other high yield holdings. Additionally, further rate hikes from the Federal Reserve (the Fed) could lead to weaker economic conditions. Finally, hedge fund investors have been an important source of demand for high-yield securities. If demand from this group were to deteriorate significantly, high-yield prices would be expected to weaken.

      We expect to continue on our recent path of allocating a portion of the portfolio to floating-rate securities seeking to benefit from continued Fed tightening. Additionally, we anticipate repositioning the portfolio into higher-quality securities and into industries that we believe may outperform in the current market conditions.

      BOND FUND VALUES FLUCTUATE IN RESPONSE TO THE FINANCIAL CONDITION OF INDIVIDUAL ISSUERS, CHANGES IN INTEREST RATES, AND GENERAL MARKET AND ECONOMIC CONDITIONS. THE FUND'S INVESTMENT PROCESS MAY, AT TIMES, RESULT IN HIGHER THAN AVERAGE PORTFOLIO TURNOVER AND INCREASED TRADING EXPENSES, AND MAY GENERATE HIGHER SHORT-TERM CAPITAL GAINS. THIS FUND IS EXPOSED TO HIGH YIELD BOND RISK AND INTERNATIONAL RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

The views expressed are as of May 31, 2005, and are those of the Fund's manager. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE HIGH INCOME FUND.

(1) The Fund's Adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. These operating expense reductions can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

PERFORMANCE HIGHLIGHTS                        WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF MAY 31, 2005)
--------------------------------------------------------------------------------

                                                                            Excluding Sales Charge
                                                                  -------------------------------------------
                                                                  6-Month*    1-Year    5-Year   Life of Fund
                                                                  -------     ------    ------   ------------
High Income Fund - Advisor Class (Incept. Date 2/29/2000)           0.11       8.65      3.36       6.93
High Income Fund - Institutional Class (Incept. Date 7/31/2001)     0.42       9.62      4.10       7.47
High Income Fund - Investor Class (Incept. Date 12/28/1995)         0.29       8.74      3.61       7.20
Benchmark
  Lehman Brothers U.S. High-Yield Index(2)                          0.64      10.28      7.48       6.56

*     RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS(3) (AS OF MAY 31, 2005)
--------------------------------------------------------------------------------

Portfolio Turnover                                                           52%
--------------------------------------------------------------------------------
Average Credit Quality(4)                                                    B2
--------------------------------------------------------------------------------
Weighted Average Coupon                                                    7.76%
--------------------------------------------------------------------------------
Estimated Weighted Average Life                                      4.87 years
--------------------------------------------------------------------------------
Estimated Average Duration                                           3.60 years
--------------------------------------------------------------------------------
Net Asset Value (NAV) (Adv, Inst, Inv Class)                $7.63, $7.69, $7.66
--------------------------------------------------------------------------------
Distribution Rate(5) (Adv, Inst, Inv Class)                  6.87%, 7.32%, 6.91%
--------------------------------------------------------------------------------
30-Day SEC Yield(6) (Adv, Inst, Inv Class)                   6.90%, 7.38%, 6.95%
--------------------------------------------------------------------------------

PORTFOLIO ALLOCATION(3) (AS OF MAY 31, 2005)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Cash Equivalents                                                              8%
Cash Management                                                               4%
Corporate Bonds                                                              88%

GROWTH OF $10,000 INVESTMENT(7) (AS OF MAY 31, 2005)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                   WELLS FARGO ADVANTAGE     LEHMAN BROTHERS
                    HIGH INCOME FUND -       U.S. HIGH- YIELD
                      INVESTOR CLASS              INDEX
                   ---------------------     ----------------
12/28/1995                10000                 10,000
12/31/1995                10031                 10,005
1/31/1996                 10444                 10,181
2/29/1996                 10767                 10,189
3/31/1996                 10850                 10,182
4/30/1996                 11001                 10,205
5/31/1996                 11271                 10,266
6/30/1996                 11425                 10,351
7/31/1996                 11496                 10,399
8/31/1996                 11681                 10,512
9/30/1996                 12076                 10,765
10/31/1996                12166                 10,848
11/30/1996                12447                 11,062
12/31/1996                12723                 11,141
1/31/1997                 12944                 11,250
2/28/1997                 13216                 11,436
3/31/1997                 12917                 11,265
4/30/1997                 13049                 11,384
5/31/1997                 13379                 11,628
6/30/1997                 13605                 11,789
7/31/1997                 13954                 12,113
8/31/1997                 14018                 12,085
9/30/1997                 14358                 12,325
10/31/1997                14274                 12,336
11/30/1997                14482                 12,453
12/31/1997                14754                 12,563
1/31/1998                 15100                 12,789
2/28/1998                 15202                 12,864
3/31/1998                 15406                 12,985
4/30/1998                 15471                 13,036
5/31/1998                 15577                 13,081
6/30/1998                 15648                 13,128
7/31/1998                 15812                 13,203
8/31/1998                 14779                 12,474
9/30/1998                 14816                 12,531
10/31/1998                14399                 12,274
11/30/1998                15258                 12,783
12/31/1998                15206                 12,797
1/31/1999                 15569                 12,987
2/28/1999                 15485                 12,911
3/31/1999                 15757                 13,034
4/30/1999                 16104                 13,286
5/31/1999                 15855                 13,107
6/30/1999                 15876                 13,079
7/31/1999                 15890                 13,131
8/31/1999                 15833                 12,986
9/30/1999                 15734                 12,893
10/31/1999                15804                 12,807
11/30/1999                16068                 12,958
12/31/1999                16394                 13,103
1/31/2000                 16429                 13,047
2/29/2000                 16637                 13,072
3/31/2000                 16158                 12,797
4/30/2000                 16238                 12,818
5/31/2000                 16125                 12,686
6/30/2000                 16510                 12,945
7/31/2000                 16548                 13,043
8/31/2000                 16738                 13,133
9/30/2000                 16631                 13,018
10/31/2000                16110                 12,601
11/30/2000                14733                 12,102
12/31/2000                15234                 12,336
1/31/2001                 16812                 13,260
2/28/2001                 16856                 13,436
3/31/2001                 16247                 13,120
4/30/2001                 16068                 12,957
5/31/2001                 16137                 13,190
6/30/2001                 15431                 12,820
7/31/2001                 15521                 13,009
8/31/2001                 15589                 13,162
9/30/2001                 14225                 12,277
10/31/2001                14491                 12,581
11/30/2001                15144                 13,040
12/31/2001                15126                 12,987
1/31/2002                 15330                 13,077
2/28/2002                 14998                 12,895
3/31/2002                 15163                 13,205
4/30/2002                 15151                 13,411
5/31/2002                 14849                 13,342
6/30/2002                 13807                 12,358
7/31/2002                 13206                 11,818
8/31/2002                 13307                 12,155
9/30/2002                 13188                 11,996
10/31/2002                13166                 11,891
11/30/2002                13986                 12,628
12/31/2002                14119                 12,804
1/31/2003                 14406                 13,230
2/28/2003                 14679                 13,394
3/31/2003                 15055                 13,779
4/30/2003                 15735                 14,596
5/31/2003                 15768                 14,747
6/30/2003                 16237                 15,171
7/31/2003                 16073                 15,005
8/31/2003                 16238                 15,177
9/30/2003                 16643                 15,592
10/31/2003                16925                 15,907
11/30/2003                17185                 16,148
12/31/2003                17616                 16,514
1/31/2004                 17879                 16,829
2/29/2004                 17809                 16,786
3/31/2004                 17945                 16,900
4/30/2004                 17961                 16,785
5/31/2004                 17710                 16,501
6/30/2004                 17910                 16,738
7/31/2004                 18188                 16,965
8/31/2004                 18433                 17,298
9/30/2004                 18677                 17,549
10/31/2004                19001                 17,866
11/30/2004                19201                 18,082
12/31/2004                19417                 18,351
1/31/2005                 19445                 18,327
2/28/2005                 19690                 18,597
3/31/2005                 19208                 18,056
4/30/2005                 19020                 17,880
5/31/2005                 19258                 18,198

--------------------------------------------------------------------------------

      Performance shown for the Advisor Class, Institutional Class and Investor Class shares of the WELLS FARGO ADVANTAGE HIGH INCOME FUND for periods prior to April 11, 2005, reflects the performance of the Advisor Class, Institutional Class and Investor Class shares, respectively, of the Strong High-Yield Bond Fund, its predecessor fund. Effective at the close of business on April 8, 2005, certain Strong Funds were reorganized into certain WELLS FARGO ADVANTAGE FUNDS. Performance shown for the Advisor Class shares of the Fund for periods prior to February 29, 2000, reflects the performance of the predecessor fund's Investor Class shares, adjusted to reflect expenses of the Advisor Class. Performance shown for the Institutional Class shares of the Fund for periods prior to July 31, 2001, reflects the performance of the predecessor fund's Investor Class shares and has not been adjusted for the lower expenses of the Institutional Class.

(2) Lehman Brothers U.S. High-Yield Index covers the universe of fixed rate, non-investment grade debt. Pay-in-kind (PIK) bonds, Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeroes, step-up coupon structures, and 144-As are also included. You cannot invest directly in an index.

(3) Portfolio holdings and characteristics are subject to change.

(4) The average credit quality is compiled from ratings from Standard & Poor's and/or Moody's Investors Service (together "rating agencies"). Standard & Poor's is a trademark of McGraw-Hill, Inc., and has been licensed. The Fund is not sponsored, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund.

(5) The distribution rate is based on the actual distributions made by the Fund. The distribution rate is calculated by annualizing the Fund's most recent income dividend and dividing that figure by the applicable current public offering price.

(6) SEC yields include the actual amount of interest earned adjusted by any gain or loss realized due to the return of principal, less expenses, calculated on a 30-day month-end basis.

(7) The chart compares the performance of the WELLS FARGO ADVANTAGE HIGH INCOME FUND Investor Class for the life of the Fund with the Lehman Brothers U.S. High-Yield Index. The chart assumes a hypothetical investment of $10,000 in the Investor Class shares and reflects all operating expenses.

WELLS FARGO ADVANTAGE INCOME FUNDS                        PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE SHORT-TERM BOND FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE SHORT-TERM BOND FUND (the Fund) seeks current income consistent with capital preservation.

ADVISER                                 SUB-ADVISER
   Wells Fargo Funds Management, LLC       Wells Capital Management Incorporated

FUND MANAGERS                           INCEPTION DATE
   Thomas M. Price, CFA                    8/31/1987
   Jay N. Mueller, CFA

HOW DID THE FUND PERFORM OVER THE SEVEN-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Investor Class shares returned 0.53%(1) for the seven-month period ended May 31, 2005, outperforming its benchmark, the Lehman Brothers U.S. 1-3 Year Government/Credit Index(2), which returned 0.48% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE AT THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      ADVISOR CLASS, INSTITUTIONAL CLASS, AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      Over the period, the difference between the performance of short-term and long term-bonds was substantial. Influenced by the steady overnight rate hikes from the Federal Reserve's Open Market Committee, yields on two-year U.S. Treasury notes climbed by over 1% to 3.57%. Defying the trend toward tighter monetary policy, the market yield on the longest outstanding U.S. Treasury bond, due in 2031, declined by more than 1%.

      Because the Fund's holdings are typically in the 1-3 year maturity range, the rise in short-term rates was a constant drag on Fund performance. Anticipating this, we managed the Fund's duration toward the lower end of its typical range in order to help diminish the effect of rising rates. The Fund commonly invests most of its assets in mortgage-backed securities and corporate debt issues, leading to a heavier-than-benchmark weighting in both sectors. For the period, both sectors generated positive excess returns, adding to net performance.

      Detracting from performance were certain holdings in the Fund's short-term corporate bond positions, such as automakers Ford and General Motors, who came under scrutiny over recent financial results and loss of market share in North America.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      In addition to the duration and sector strategies described above, we believe the Fund was positioned to take advantage of a flattening yield curve. Though the Fund is designed to focus in short-term issues, we were able to add relative value through exposure to the five-year segment of the maturity spectrum. The five-year U.S. Treasury yield actually declined slightly over the period, leading to incremental duration-adjusted performance.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      We remain optimistic on the general health of the U.S. economy. We believe that gross domestic product growth and employment conditions may continue to improve at a gradual pace. An area of concern in our outlook is the possibility of further increases in inflation pressure. While still low on an absolute basis, price inflation has been ticking up at both the wholesale and retail level. Energy and other industrial commodities have seen the greatest price jumps, but reports in recent months have begun to indicate that inflation may be spreading beyond raw commodities.

      Mindful of this, the Federal Reserve may continue to increase the overnight rate target. Consequently, we anticipate a continuation of a defensive posture with respect to the Fund's duration. On the positive side, while the process of shifting to a higher level of short-term rates may have a negative impact in the short run, in the long run it may potentially improve the expected rate of return for fixed-income investing.

      BOND FUND VALUES FLUCTUATE IN RESPONSE TO THE FINANCIAL CONDITION OF INDIVIDUAL ISSUERS, CHANGES IN INTEREST RATES, AND GENERAL MARKET AND ECONOMIC CONDITIONS. THIS FUND IS EXPOSED TO HIGH YIELD BOND RISK AND INTERNATIONAL RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS. THE FUND'S INVESTMENT PROCESS MAY, AT TIMES, RESULT IN HIGHER THAN AVERAGE PORTFOLIO TURNOVER AND INCREASED TRADING EXPENSES, AND MAY GENERATE HIGHER SHORT-TERM CAPITAL GAINS.

--------------------------------------------------------------------------------

The views expressed are as of May 31, 2005, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE SHORT-TERM BOND FUND.

(1) The Fund's Adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. These operating expense reductions can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

      Performance for the Advisor Class, Institutional Class and Investor Class shares of the WELLS FARGO ADVANTAGE SHORT-TERM BOND FUND for periods prior to April 11, 2005, reflects the performance of the Advisor Class, Institutional Class and Investor Class shares, respectively, of the Strong Short-Term Bond Fund, (the accounting survivor of a merger of the Strong Short-Term Bond Fund and Strong Short-Term Income Fund with the WELLS FARGO ADVANTAGE SHORT-TERM BOND
FUND), its predecessor fund. Effective at the close of business on April 8, 2005, certain Strong Funds were reorganized into certain WELLS FARGO ADVANTAGE FUNDS. Performance shown for the Advisor Class shares of the Fund for periods prior to August 31, 1999, reflects the performance of the predecessor fund's Investor Class shares, adjusted to reflect expenses of the Advisor Class. Performance shown for the Institutional Class shares of the Fund for periods prior to August 31, 1999, reflects the performance of the predecessor fund's Investor Class shares and has not been adjusted for the lower expenses of the Institutional Class.

PERFORMANCE HIGHLIGHTS                        WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF MAY 31, 2005)
--------------------------------------------------------------------------------

                                                                    Excluding Sales Charge
                                                            ---------------------------------------
                                                            6-Month*    1-Year    5-Year    10-Year
                                                            -------     ------    ------    -------
Short-Term Bond Fund - Advisor Class                          0.72       2.07      3.21       4.46
Short-Term Bond Fund - Institutional Class                    0.97       2.63      3.89       4.99
Short-Term Bond Fund - Investor Class                         0.80       2.23      3.45       4.73
Benchmark
  Lehman Brothers U.S. 1-3 Year Government/Credit Index(2)    0.98       2.03      5.18       5.43

*     RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS(3) (AS OF MAY 31, 2005)
--------------------------------------------------------------------------------

Portfolio Turnover                                                           14%
--------------------------------------------------------------------------------
Average Credit Quality(4)                                                    A1
--------------------------------------------------------------------------------
Weighted Average Coupon                                                    5.44%
--------------------------------------------------------------------------------
Estimated Weighted Average Life                                      2.35 years
--------------------------------------------------------------------------------
Estimated Average Duration                                           1.26 years
--------------------------------------------------------------------------------
Net Asset Value (NAV) (Adv, Inst, Inv Class)                $8.62, $8.63, $8.62
--------------------------------------------------------------------------------
Distribution Rate(5) (Adv, Inst, Inv Class)                  3.82%, 4.19%, 3.77%
--------------------------------------------------------------------------------
30-Day SEC Yield(6) (Adv, Inst, Inv Class)                   3.66%, 4.03%, 3.61%
--------------------------------------------------------------------------------

PORTFOLIO ALLOCATION(3) (AS OF MAY 31, 2005)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Asset-Backed Securities                                                      14%
Cash Management                                                               2%
Collateralized Mortgage Securities                                           23%
Corporate Bonds                                                              47%
FHLMC                                                                         3%
FNMA                                                                          6%
GNMA                                                                          2%
Municipal Bonds                                                               2%
U.S. Treasury Notes                                                           1%

GROWTH OF $10,000 INVESTMENT(7) (AS OF MAY 31, 2005)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                   WELLS FARGO ADVANTAGE        LEHMAN BROTHERS
                   SHORT-TERM BOND FUND          U.S. 1-3 YEAR
                     - INVESTOR CLASS       GOVERNMENT/CREDIT INDEX
                   ---------------------    -----------------------
5/31/1995                 10000                     10,000
6/30/1995                 10071                     10,054
7/31/1995                 10117                     10,095
8/31/1995                 10186                     10,156
9/30/1995                 10267                     10,206
10/31/1995                10369                     10,291
11/30/1995                10439                     10,379
12/31/1995                10565                     10,458
1/31/1996                 10674                     10,547
2/29/1996                 10638                     10,507
3/31/1996                 10603                     10,500
4/30/1996                 10659                     10,510
5/31/1996                 10694                     10,534
6/30/1996                 10731                     10,612
7/31/1996                 10813                     10,653
8/31/1996                 10904                     10,692
9/30/1996                 10997                     10,790
10/31/1996                11102                     10,912
11/30/1996                11204                     10,994
12/31/1996                11278                     10,995
1/31/1997                 11361                     11,049
2/28/1997                 11447                     11,076
3/31/1997                 11421                     11,067
4/30/1997                 11510                     11,158
5/31/1997                 11603                     11,236
6/30/1997                 11682                     11,314
7/31/1997                 11829                     11,440
8/31/1997                 11874                     11,451
9/30/1997                 11940                     11,539
10/31/1997                11945                     11,622
11/30/1997                12008                     11,651
12/31/1997                12086                     11,728
1/31/1998                 12186                     11,841
2/28/1998                 12235                     11,853
3/31/1998                 12282                     11,899
4/30/1998                 12347                     11,958
5/31/1998                 12431                     12,023
6/30/1998                 12486                     12,085
7/31/1998                 12557                     12,142
8/31/1998                 12516                     12,281
9/30/1998                 12561                     12,446
10/31/1998                12505                     12,500
11/30/1998                12610                     12,498
12/31/1998                12678                     12,546
1/31/1999                 12751                     12,600
2/28/1999                 12746                     12,547
3/31/1999                 12862                     12,636
4/30/1999                 12944                     12,679
5/31/1999                 12949                     12,669
6/30/1999                 12964                     12,706
7/31/1999                 12982                     12,743
8/31/1999                 12977                     12,776
9/30/1999                 13065                     12,862
10/31/1999                13107                     12,900
11/30/1999                13161                     12,929
12/31/1999                13216                     12,942
1/31/2000                 13227                     12,942
2/29/2000                 13310                     13,031
3/31/2000                 13355                     13,106
4/30/2000                 13378                     13,131
5/31/2000                 13393                     13,178
6/30/2000                 13564                     13,323
7/31/2000                 13648                     13,413
8/31/2000                 13780                     13,519
9/30/2000                 13864                     13,630
10/31/2000                13914                     13,692
11/30/2000                14021                     13,819
12/31/2000                14170                     13,986
1/31/2001                 14384                     14,185
2/28/2001                 14508                     14,285
3/31/2001                 14648                     14,401
4/30/2001                 14696                     14,447
5/31/2001                 14798                     14,536
6/30/2001                 14825                     14,591
7/31/2001                 15002                     14,775
8/31/2001                 15031                     14,876
9/30/2001                 14845                     15,097
10/31/2001                14904                     15,248
11/30/2001                14884                     15,207
12/31/2001                14808                     15,215
1/31/2002                 14654                     15,259
2/28/2002                 14585                     15,325
3/31/2002                 14524                     15,225
4/30/2002                 14568                     15,395
5/31/2002                 14650                     15,477
6/30/2002                 14643                     15,601
7/31/2002                 14537                     15,755
8/31/2002                 14614                     15,840
9/30/2002                 14733                     15,978
10/31/2002                14672                     15,999
11/30/2002                14693                     15,999
12/31/2002                14899                     16,172
1/31/2003                 14921                     16,192
2/28/2003                 15038                     16,281
3/31/2003                 15085                     16,316
4/30/2003                 15168                     16,379
5/31/2003                 15287                     16,472
6/30/2003                 15332                     16,508
7/31/2003                 15157                     16,400
8/31/2003                 15171                     16,407
9/30/2003                 15371                     16,588
10/31/2003                15317                     16,521
11/30/2003                15345                     16,522
12/31/2003                15461                     16,627
1/31/2004                 15541                     16,672
2/29/2004                 15637                     16,766
3/31/2004                 15735                     16,825
4/30/2004                 15552                     16,652
5/31/2004                 15521                     16,629
6/30/2004                 15546                     16,634
7/31/2004                 15592                     16,704
8/31/2004                 15724                     16,834
9/30/2004                 15752                     16,826
10/31/2004                15783                     16,885
11/30/2004                15743                     16,802
12/31/2004                15793                     16,842
1/31/2005                 15785                     16,839
2/28/2005                 15780                     16,807
3/31/2005                 15760                     16,794
4/30/2005                 15817                     16,891
5/31/2005                 15868                     16,964

--------------------------------------------------------------------------------

(2) The Lehman Brothers U.S. 1-3 Year Government/Credit Index is the Government/Credit Index which includes securities in the Government and Credit indices. The Government Index includes treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. You cannot invest directly in an index.

(3) Portfolio holdings and characteristics are subject to change.

(4) The average credit quality is compiled from ratings from Standard & Poor's and/or Moody's Investors Service (together "rating agencies"). Standard & Poor's is a trademark of McGraw-Hill, Inc., and has been licensed. The Fund is not sponsored, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund.

(5) The distribution rate is based on the actual distributions made by the Fund. The distribution rate is calculated by annualizing the Fund's most recent income dividend and dividing that figure by the applicable current public offering price.

(6) SEC yields include the actual amount of interest earned adjusted by any gain or loss realized due to the return of principal, less expenses, calculated on a 30-day month-end basis.

(7) The chart compares the performance of the WELLS FARGO ADVANTAGE SHORT-TERM BOND FUND Investor Class for the most recent ten years with the Lehman Brothers U.S. 1-3 Year Government/Credit Index. The chart assumes a hypothetical investment of $10,000 in the Investor Class shares and reflects all operating expenses.

WELLS FARGO ADVANTAGE INCOME FUNDS                        PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE SHORT-TERM HIGH YIELD BOND FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE SHORT-TERM HIGH YIELD BOND FUND (the Fund) seeks total return with a high level of current income.

ADVISER                                 SUB-ADVISER
   Wells Fargo Funds Management, LLC       Wells Capital Management Incorporated

FUND MANAGER                            INCEPTION DATE
   Thomas M. Price, CFA                    6/30/1997

HOW DID THE FUND PERFORM OVER THE SEVEN-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Investor Class shares returned 0.63%(1) for the seven-month period ended May 31, 2005, underperforming the Fund's broad-based benchmark, the Merrill Lynch High Yield BB 1-5 Year Index(2), which returned 1.16% for the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE AT THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      ADVISOR CLASS AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

      THE FUND HAS A REDEMPTION FEE OF 2.00% DEDUCTED FROM THE NET PROCEEDS OF SHARES REDEEMED OR EXCHANGED WITHIN 30 DAYS AFTER PURCHASE. PERFORMANCE DATA DOES NOT REFLECT THE DEDUCTION OF THIS FEE, WHICH, IF REFLECTED, WOULD REDUCE THE PERFORMANCE.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      Yield spreads relative to U.S. Treasuries for the high yield market narrowed to record levels in early March 2005, but overall, ended up wider for the period. Returns for shorter-maturity high yield bonds were limited as the Federal Reserve (the Fed) increased the federal funds target rate from 1.75% to 3.00%, which caused the 2-year U.S. Treasury yield to increase from 2.55% to 3.57%. Prices, which move inversely to yields, fell accordingly, offsetting some of the coupon income generated by the portfolio. Returns relative to the benchmark were also limited by conservative positioning.

      The rally in the high-yield market through early March 2005 was due to solid economic growth, good corporate earnings, and low default rates leading to strong demand from institutional investors looking for higher yields. Although we believed that the high-yield bond market was becoming overvalued, prices fell when General Motors (GM) announced weaker than expected February 2005 sales in early March. This was followed by a downgrade of its debt to non-investment grade status in May 2005. The lower bond prices for GM carried over to the rest of the high-yield market.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?.
--------------------------------------------------------------------------------

      Our investments fall into three categories. The first is short-maturity bonds that we expect to be repaid on the maturity date. The second is high-coupon bonds that we believe are likely to be refinanced, similar to a homeowner refinancing a higher-rate mortgage. The third category consists of floating-rate term loans.

      We have invested almost a quarter of the portfolio in floating-rate term loans. These loans are typically secured by the assets of the issuing company, which can provide greater protection in weaker credit conditions. More importantly in the current environment, the interest rate typically resets quarterly, so the Fund has the potential to earn greater income as interest rates increase in the short end of the market.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      We believe demand for high-yield bonds will remain at reasonably healthy levels. However, we are closely monitoring a few factors that we believe could affect the market. Our biggest concern is that with GM and Ford being downgraded to non-investment grade status, there could be additional selling over the next several months, which would likely spillover to other high yield holdings. Additionally, further rate hikes from the Fed could lead to weaker economic conditions. Finally, hedge fund investors have been an important source of demand for high-yield securities. If demand from this group were to deteriorate significantly, high-yield prices would be expected to weaken.

      We expect to continue on our recent path of allocating a portion of the portfolio to floating-rate securities seeking to benefit from continued Fed tightening. Additionally, we anticipate repositioning the portfolio into higher-quality securities and into industries that we believe may outperform in the current market conditions.

      BOND FUND VALUES FLUCTUATE IN RESPONSE TO THE FINANCIAL CONDITION OF INDIVIDUAL ISSUERS, CHANGES IN INTEREST RATES, AND GENERAL MARKET AND ECONOMIC CONDITIONS. THIS FUND IS EXPOSED TO HIGH YIELD BOND RISK AND INTERNATIONAL RISK. THE FUND'S INVESTMENT PROCESS MAY, AT TIMES, RESULT IN HIGHER THAN AVERAGE PORTFOLIO TURNOVER AND INCREASED TRADING EXPENSES, AND MAY GENERATE HIGHER SHORT-TERM CAPITAL GAINS. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

The views expressed are as of May 31, 2005, and are those of the Fund's manager. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE SHORT-TERM HIGH YIELD BOND FUND.

PERFORMANCE HIGHLIGHTS                        WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF MAY 31, 2005)
--------------------------------------------------------------------------------

                                                                                        Excluding Sales Charge
                                                                              -------------------------------------------
                                                                              6-Month*    1-Year    5-Year   Life of Fund
                                                                              -------     ------    ------   ------------
Short-Term High Yield Bond Fund - Advisor Class (Incept. Date 2/29/2000)        0.47       3.47      3.26        4.74
Short-Term High Yield Bond Fund - Investor Class (Incept. Date 6/30/1997)       0.63       3.63      3.47        4.99
Benchmark
  Merrill Lynch High Yield BB 1-5 Year Index(2)                                 1.10       6.00      7.17        5.78

*     RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS(3) (AS OF MAY 31, 2005)
--------------------------------------------------------------------------------

Portfolio Turnover                                                           31%
--------------------------------------------------------------------------------
Average Credit Quality(4)                                                   Ba3
--------------------------------------------------------------------------------
Weighted Average Coupon                                                    6.68%
--------------------------------------------------------------------------------
Estimated Weighted Average Life                                      1.59 years
--------------------------------------------------------------------------------
Estimated Average Duration                                           1.49 years
--------------------------------------------------------------------------------
Net Asset Value (NAV) (Adv, Inv Class)                             $8.51, $8.52
--------------------------------------------------------------------------------
Distribution Rate(5) (Adv, Inv Class)                               4.73%, 4.97%
--------------------------------------------------------------------------------
30-Day SEC Yield(6) (Adv, Inv Class)                                5.13%, 5.37%
--------------------------------------------------------------------------------

PORTFOLIO ALLOCATION(3) (AS OF MAY 31, 2005)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Cash Equivalents                                                             24%
Cash Management                                                               1%
Corporate Bonds                                                              75%

GROWTH OF $10,000 INVESTMENT(7) (AS OF MAY 31, 2005)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                     WELLS FARGO ADVANTAGE
                     SHORT-TERM HIGH YIELD           MERRILL LYNCH HIGH YIELD
                   BOND FUND - INVESTOR CLASS           BB 1-5 YEAR INDEX
                   --------------------------        ------------------------
6/30/1997                    10000                            10,000
7/31/1997                    10266                            10,162
8/31/1997                    10368                            10,175
9/30/1997                    10530                            10,290
10/31/1997                   10487                            10,362
11/30/1997                   10642                            10,405
12/31/1997                   10777                            10,484
1/31/1998                    10912                            10,576
2/28/1998                    11024                            10,599
3/31/1998                    11096                            10,659
4/30/1998                    11169                            10,720
5/31/1998                    11251                            10,806
6/30/1998                    11324                            10,863
7/31/1998                    11449                            10,923
8/31/1998                    11255                            10,821
9/30/1998                    11387                            10,918
10/31/1998                   11293                            10,797
11/30/1998                   11578                            10,947
12/31/1998                   11679                            11,050
1/31/1999                    11792                            11,012
2/28/1999                    11857                            11,007
3/31/1999                    11945                            11,130
4/30/1999                    12093                            11,235
5/31/1999                    12065                            11,211
6/30/1999                    12074                            11,240
7/31/1999                    12131                            11,264
8/31/1999                    12134                            11,252
9/30/1999                    12218                            11,284
10/31/1999                   12254                            11,253
11/30/1999                   12368                            11,268
12/31/1999                   12300                            11,336
1/31/2000                    12331                            11,327
2/29/2000                    12392                            11,319
3/31/2000                    12356                            11,265
4/30/2000                    12384                            11,154
5/31/2000                    12395                            11,037
6/30/2000                    12571                            11,285
7/31/2000                    12668                            11,370
8/31/2000                    12783                            11,424
9/30/2000                    12826                            11,520
10/31/2000                   12856                            11,200
11/30/2000                   12715                            11,248
12/31/2000                   12919                            11,397
1/31/2001                    13322                            11,878
2/28/2001                    13450                            12,054
3/31/2001                    13406                            12,227
4/30/2001                    13402                            12,343
5/31/2001                    13479                            12,589
6/30/2001                    13164                            12,610
7/31/2001                    13255                            12,786
8/31/2001                    13307                            13,005
9/30/2001                    12717                            12,608
10/31/2001                   12645                            12,849
11/30/2001                   12779                            13,130
12/31/2001                   12865                            13,149
1/31/2002                    12997                            13,080
2/28/2002                    12910                            13,138
3/31/2002                    12929                            13,320
4/30/2002                    12770                            13,539
5/31/2002                    12736                            13,594
6/30/2002                    12478                            12,362
7/31/2002                    12399                            11,992
8/31/2002                    12447                            12,184
9/30/2002                    12532                            12,166
10/31/2002                   12593                            12,145
11/30/2002                   12736                            12,548
12/31/2002                   12848                            12,687
1/31/2003                    12992                            12,874
2/28/2003                    13068                            13,000
3/31/2003                    13223                            13,124
4/30/2003                    13438                            13,492
5/31/2003                    13513                            13,607
6/30/2003                    13616                            13,814
7/31/2003                    13554                            13,701
8/31/2003                    13644                            13,823
9/30/2003                    13808                            14,081
10/31/2003                   13900                            14,276
11/30/2003                   13975                            14,412
12/31/2003                   14071                            14,588
1/31/2004                    14119                            14,714
2/29/2004                    14189                            14,804
3/31/2004                    14295                            14,954
4/30/2004                    14268                            14,828
5/31/2004                    14184                            14,718
6/30/2004                    14272                            14,825
7/31/2004                    14358                            14,988
8/31/2004                    14457                            15,181
9/30/2004                    14521                            15,295
10/31/2004                   14606                            15,421
11/30/2004                   14607                            15,431
12/31/2004                   14698                            15,534
1/31/2005                    14684                            15,539
2/28/2005                    14749                            15,611
3/31/2005                    14633                            15,393
4/30/2005                    14603                            15,433
5/31/2005                    14699                            15,601

--------------------------------------------------------------------------------

(1) The Fund's Adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. These operating expense reductions can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

      Performance shown for the Advisor Class and Investor Class shares of the WELLS FARGO ADVANTAGE SHORT-TERM HIGH YIELD BOND FUND for periods prior to April 11, 2005, reflects the performance of the Advisor Class and Investor Class shares, respectively, of the Strong Short-Term High Yield Bond Fund, its predecessor fund. Effective at the close of business on April 8, 2005, certain Strong Funds were reorganized into certain WELLS FARGO ADVANTAGE FUNDS. Performance shown for the Advisor Class shares of the Fund for periods prior to February 29, 2000, reflects the performance of the predecessor fund's Investor Class shares, adjusted to reflect expenses of the Advisor Class.

(2) Merrill Lynch High Yield BB 1-5 Year Index is an unmanaged index that generally tracks the performance of BB rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market with maturities of one to five years. You cannot invest directly in an index.

(3) Portfolio holdings and characteristics are subject to change.

(4) The average credit quality is compiled from ratings from Standard & Poor's and/or Moody's Investors Service (together "rating agencies"). Standard & Poor's is a trademark of McGraw-Hill, Inc., and has been licensed. The Fund is not sponsored, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund.

(5) The distribution rate is based on the actual distributions made by the Fund. The distribution rate is calculated by annualizing the Fund's most recent income dividend and dividing that figure by the applicable current public offering price.

(6) SEC yields include the actual amount of interest earned adjusted by any gain or loss realized due to the return of principal, less expenses, calculated on a 30-day month-end basis.

(7) The chart compares the performance of the WELLS FARGO ADVANTAGE SHORT-TERM HIGH YIELD BOND FUND Investor Class for the life of the Fund with the Merrill Lynch High Yield BB 1-5 Year Index. The chart assumes a hypothetical investment of $10,000 in the Investor Class shares and reflects all operating expenses.

WELLS FARGO ADVANTAGE INCOME FUNDS                        PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE ULTRA SHORT-TERM INCOME FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE ULTRA SHORT-TERM INCOME FUND (the Fund) seeks current income consistent with capital preservation.

ADVISER                                 SUB-ADVISER
   Wells Fargo Funds Management, LLC       Wells Capital Management Incorporated

FUND MANAGERS                           INCEPTION DATE
   Thomas M. Price, CFA                    11/25/1988
   Jay N. Mueller, CFA

HOW DID THE FUND PERFORM OVER THE SEVEN-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Investor Class shares returned 1.51%(1) for the seven-month period ended May 31, 2005, outperforming the Lehman Brothers U.S. Short Treasury 9-12 Month Index(2), which returned 1.04%, and outperforming the Citigroup 1-Year Treasury Benchmark-on-the-Run Index(3), which returned 0.86%, for the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE AT THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      ADMINISTRATOR CLASS, ADVISOR CLASS, INSTITUTIONAL CLASS, AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      Over the period, the Federal Reserve's Open Market Committee raised the overnight rate target four times for a cumulative 1.0% increase. Yields on short-maturity securities rose in reaction to these increases, depressing market prices. Surprisingly, intermediate-term rates were virtually unchanged, while long-term U.S. Treasury yields declined substantially over the period, leading to a much flatter yield curve.

      The majority of the Fund's assets are invested in corporate bonds and mortgage-backed securities (MBS). Both of these market sectors performed well for the period, though both came under some pressure in the latter months of the period. Our general preference for corporate and MBS securities in this Fund derives from the yield premium typically offered over similar duration U.S. Treasury obligations. This preference was rewarded over the period.

      Detracting from performance were specific holdings in the corporate sector, such as the short-term obligations of U.S. automakers Ford and General Motors, whose recent financial performance and loss of market share in North America prompted price weakness in even the very short maturity issues. We believe that the generous yields presently offered by their short-term securities are attractive on a risk-adjusted basis. The Fund's modest commitment to high yield securities also added incremental return.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      Anticipating the rise in short-term interest rates, we positioned the Fund to have a relatively low effective duration (sensitivity to changes in market yields), which helped from a performance standpoint. The Fund's substantial allocation to the mortgage-backed sector generated income above that available from U.S. Treasury and agency sectors. Likewise our smaller but still significant allocation to corporate debt was a source of incremental income.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      We believe that the economy may continue to grow, represented by gross domestic product growth, improving employment conditions, and continued profit growth for American businesses over the balance of 2005. An area of concern is the small but steady upturn seen in most measures of inflation. While a portion of the rise in prices has originated in raw commodities, particularly oil, there are indications of a broadening price pressure into general goods and services. Wage gains and benefit expenses are also rising, leading to the largest year-over-year jump in unit labor costs since 2001. With growth firm and inflation threatening to reemerge, we believe that the Fed may continue to increase the overnight rate target. This inclines us to stay with a defensive duration posture.

      BOND FUND VALUES FLUCTUATE IN RESPONSE TO THE FINANCIAL CONDITION OF INDIVIDUAL ISSUERS, CHANGES IN INTEREST RATES, AND GENERAL MARKET AND ECONOMIC CONDITIONS. THIS FUND IS EXPOSED TO HIGH YIELD BOND RISK AND INTERNATIONAL RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

The views expressed are as of May 31, 2005, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE ULTRA SHORT-TERM INCOME FUND.

(1) The Fund's Adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. These operating expense reductions can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

      Performance shown for the Administrator Class, Advisor Class, Institutional Class and Investor Class shares of the WELLS FARGO ADVANTAGE ULTRA SHORT-TERM INCOME FUND for periods prior to April 11, 2005, reflects the performance of the Investor Class, Advisor Class, Institutional Class and Investor Class shares, respectively, of the Strong Ultra Short-Term Income Fund, its predecessor fund. Effective at the close of business on April 8, 2005, certain Strong Funds were reorganized into certain WELLS FARGO ADVANTAGE FUNDS. Performance shown for the Administrator Class shares reflects the performance of the predecessor fund's Investor Class shares, and includes expenses that are not applicable to and are higher than those of the Administrator Class shares. The Investor Class shares annual returns are substantially similar to what the Administrator Class shares would be because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent the Classes do not have the same expenses. Performance shown for the Advisor Class shares of the Fund for periods prior to August 31, 1999, reflects the performance of the predecessor fund's Investor Class shares, adjusted to reflect the expenses of the Advisor Class. Performance shown for the Institutional Class shares of the Fund for periods prior to August 31, 1999, reflects the performance of the predecessor fund's Investor Class shares and has not been adjusted for the lower expenses of the Institutional Class.

PERFORMANCE HIGHLIGHTS                        WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF MAY 31, 2005)
--------------------------------------------------------------------------------

                                                                             Excluding Sales Charge
                                                                    ---------------------------------------
                                                                    6-Month*    1-Year    5-Year    10-Year
                                                                    -------     ------    ------    -------
Ultra Short-Term Income Fund - Administrator Class                    1.51       2.50      3.19       4.57
Ultra Short-Term Income Fund - Advisor Class                          1.51       2.25      2.72       4.12
Ultra Short-Term Income Fund - Institutional Class                    1.80       2.91      3.47       4.73
Ultra Short-Term Income Fund - Investor Class                         1.47       2.34      2.98       4.46
Benchmarks
  Lehman Brothers U.S. Short Treasury 9-12 Month Index(2)             1.11       1.67      3.43       4.56
  Citigroup 1-Year Treasury Benchmark-on-the-Run Index(3)             1.04       1.49      3.64       4.61

*     RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS(4) (AS OF MAY 31, 2005)
--------------------------------------------------------------------------------

Portfolio Turnover                                                           17%
--------------------------------------------------------------------------------
Average Credit Quality(5)                                                    A1
--------------------------------------------------------------------------------
Weighted Average Coupon                                                    5.11%
--------------------------------------------------------------------------------
Estimated Weighted Average Life                                      2.74 years
--------------------------------------------------------------------------------
Estimated Average Duration                                           0.35 years
--------------------------------------------------------------------------------
Net Asset Value (NAV) (Admin, Adv, Inst, Inv Class)
                                                     $9.16, $9.17, $9.17, $9.17
--------------------------------------------------------------------------------
Distribution Rate(6) (Admin, Adv, Inst, Inv Class)
                                                      3.67%, 3.99%, 4.44%, 3.95%
--------------------------------------------------------------------------------
30-Day SEC Yield(7) (Admin, Adv, Inst, Inv Class)
                                                      3.62%, 3.48%, 3.93%, 3.44%
--------------------------------------------------------------------------------

PORTFOLIO ALLOCATION(4) (AS OF MAY 31, 2005)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Asset-Backed Securities                                                      22%
Cash Management                                                               5%
Collateralized Mortgage Securities                                           30%
Corporate Bonds                                                              31%
FHLB                                                                          1%
FHLMC                                                                         3%
FNMA                                                                          5%
GNMA                                                                          2%
Municipal Bonds                                                               1%

GROWTH OF $10,000 INVESTMENT(8) (AS OF MAY 31, 2005)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

              WELLS FARGO ADVANTAGE     CITIGROUP 1-YEAR       LEHMAN BROTHERS
             ULTRA SHORT-TERM INCOME   TREASURY BENCHMARK-   U.S. SHORT TREASURY
              FUND - INVESTOR CLASS     ON-THE-RUN INDEX      9-12 MONTH INDEX
             -----------------------   -------------------   -------------------
5/31/1995           10000                 10,000                 10,000
6/30/1995           10069                 10,058                 10,058
7/31/1995           10136                 10,108                 10,109
8/31/1995           10203                 10,157                 10,159
9/30/1995           10262                 10,202                 10,205
10/31/1995          10326                 10,259                 10,264
11/30/1995          10361                 10,321                 10,323
12/31/1995          10430                 10,381                 10,386
1/31/1996           10495                 10,448                 10,451
2/29/1996           10530                 10,461                 10,470
3/31/1996           10573                 10,494                 10,504
4/30/1996           10613                 10,530                 10,542
5/31/1996           10666                 10,573                 10,584
6/30/1996           10713                 10,631                 10,642
7/31/1996           10769                 10,672                 10,685
8/31/1996           10839                 10,724                 10,738
9/30/1996           10914                 10,796                 10,808
10/31/1996          10981                 10,878                 10,886
11/30/1996          11045                 10,934                 10,942
12/31/1996          11126                 10,971                 10,982
1/31/1997           11197                 11,025                 11,035
2/28/1997           11261                 11,065                 11,077
3/31/1997           11282                 11,095                 11,106
4/30/1997           11339                 11,162                 11,174
5/31/1997           11422                 11,233                 11,240
6/30/1997           11491                 11,299                 11,305
7/31/1997           11564                 11,381                 11,380
8/31/1997           11636                 11,421                 11,419
9/30/1997           11693                 11,483                 11,485
10/31/1997          11733                 11,547                 11,548
11/30/1997          11788                 11,586                 11,588
12/31/1997          11850                 11,641                 11,648
1/31/1998           11911                 11,719                 11,725
2/28/1998           11966                 11,750                 11,758
3/31/1998           12025                 11,809                 11,814
4/30/1998           12070                 11,863                 11,870
5/31/1998           12155                 11,915                 11,925
6/30/1998           12216                 11,971                 11,982
7/31/1998           12281                 12,030                 12,039
8/31/1998           12263                 12,127                 12,128
9/30/1998           12332                 12,222                 12,227
10/31/1998          12310                 12,287                 12,290
11/30/1998          12371                 12,289                 12,307
12/31/1998          12412                 12,327                 12,356
1/31/1999           12467                 12,375                 12,404
2/28/1999           12521                 12,388                 12,420
3/31/1999           12595                 12,465                 12,492
4/30/1999           12672                 12,511                 12,537
5/31/1999           12717                 12,546                 12,573
6/30/1999           12740                 12,605                 12,621
7/31/1999           12787                 12,661                 12,677
8/31/1999           12806                 12,698                 12,718
9/30/1999           12887                 12,763                 12,787
10/31/1999          12911                 12,797                 12,831
11/30/1999          12987                 12,823                 12,864
12/31/1999          13067                 12,852                 12,900
1/31/2000           13117                 12,884                 12,945
2/29/2000           13177                 12,948                 13,011
3/31/2000           13242                 13,008                 13,075
4/30/2000           13291                 13,083                 13,139
5/31/2000           13361                 13,131                 13,197
6/30/2000           13470                 13,234                 13,298
7/31/2000           13551                 13,312                 13,370
8/31/2000           13639                 13,393                 13,413
9/30/2000           13748                 13,472                 13,492
10/31/2000          13780                 13,538                 13,554
11/30/2000          13867                 13,631                 13,643
12/31/2000          13952                 13,765                 13,772
1/31/2001           14056                 13,922                 13,923
2/28/2001           14157                 13,993                 13,983
3/31/2001           14242                 14,094                 14,079
4/30/2001           14312                 14,158                 14,144
5/31/2001           14409                 14,240                 14,225
6/30/2001           14463                 14,278                 14,267
7/31/2001           14569                 14,379                 14,357
8/31/2001           14639                 14,442                 14,397
9/30/2001           14458                 14,590                 14,529
10/31/2001          14533                 14,683                 14,616
11/30/2001          14580                 14,709                 14,641
12/31/2001          14547                 14,738                 14,676
1/31/2002           14467                 14,748                 14,691
2/28/2002           14445                 14,794                 14,725
3/31/2002           14441                 14,766                 14,702
4/30/2002           14495                 14,866                 14,791
5/31/2002           14550                 14,903                 14,822
6/30/2002           14523                 14,983                 14,894
7/31/2002           14497                 15,046                 14,946
8/31/2002           14523                 15,059                 14,964
9/30/2002           14560                 15,127                 15,023
10/31/2002          14581                 15,162                 15,052
11/30/2002          14601                 15,162                 15,057
12/31/2002          14668                 15,224                 15,112
1/31/2003           14704                 15,236                 15,124
2/28/2003           14779                 15,261                 15,144
3/31/2003           14791                 15,291                 15,169
4/30/2003           14851                 15,309                 15,185
5/31/2003           14896                 15,326                 15,201
6/30/2003           14919                 15,356                 15,231
7/31/2003           14911                 15,347                 15,225
8/31/2003           14920                 15,362                 15,240
9/30/2003           14976                 15,404                 15,285
10/31/2003          14985                 15,399                 15,279
11/30/2003          15007                 15,399                 15,281
12/31/2003          15000                 15,448                 15,327
1/31/2004           15041                 15,466                 15,347
2/29/2004           15094                 15,495                 15,375
3/31/2004           15147                 15,514                 15,393
4/30/2004           15119                 15,472                 15,364
5/31/2004           15120                 15,468                 15,363
6/30/2004           15122                 15,464                 15,363
7/31/2004           15160                 15,498                 15,394
8/31/2004           15196                 15,543                 15,435
9/30/2004           15235                 15,538                 15,434
10/31/2004          15242                 15,565                 15,459
11/30/2004          15250                 15,538                 15,448
12/31/2004          15294                 15,563                 15,471
1/31/2005           15335                 15,574                 15,488
2/28/2005           15361                 15,573                 15,494
3/31/2005           15372                 15,596                 15,522
4/30/2005           15405                 15,651                 15,573
5/31/2005           15473                 15,699                 15,621

--------------------------------------------------------------------------------

(2) Lehman Brothers U.S. Short Treasury 9-12 Month Index includes aged U.S. Treasury bills, notes and bonds with a remaining maturity from 1 up to (but not including) 12 months. It excludes zero coupon strips. You cannot invest directly in an index.

(3) Citigroup 1-Year Treasury Benchmark-on-the-Run Index is the return of the newly issued (on-the-run) one year treasuries each month (auctioned monthly). It is determined by taking the 1-year T-bill at the beginning of each month and calculating its return. This process is repeated each month with the new 1-year T-Bill. You cannot invest directly in an index.

(4) Portfolio holdings and characteristics are subject to change.

(5) The average credit quality is compiled from ratings from Standard & Poor's and/or Moody's Investors Service (together "rating agencies"). Standard & Poor's is a trademark of McGraw-Hill, Inc., and has been licensed. The Fund is not sponsored, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund.

(6) The distribution rate is based on the actual distributions made by the Fund. The distribution rate is calculated by annualizing the Fund's most recent income dividend and dividing that figure by the applicable current public offering price.

(7) SEC yields include the actual amount of interest earned adjusted by any gain or loss realized due to the return of principal, less expenses, calculated on a 30-day month-end basis.

(8) The chart compares the performance of the WELLS FARGO ADVANTAGE ULTRA SHORT-TERM INCOME FUND Investor Class shares for the most recent ten years with the Lehman Brothers U.S. Short Treasury 9-12 Month Index and the Citigroup 1-Year Treasury Benchmark-on-the-Run Index. The chart assumes a hypothetical investment of $10,000 in the Investor Class shares and reflects all operating expenses.

WELLS FARGO ADVANTAGE INCOME FUNDS                     FUND EXPENSES (UNAUDITED)
--------------------------------------------------------------------------------

      As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

      The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire six-month period (December 1, 2004 to May 31, 2005).

ACTUAL EXPENSES

      The "Actual" line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Actual" line under the heading entitled "Expenses Paid During Period" for your applicable class of shares to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The "Hypothetical" line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the "Hypothetical" line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                   Beginning    Ending
                                                    Account     Account      Expenses      Net Annual
                                                     Value       Value      Paid During     Expense
                                                   12/1/2004   5/31/2005   The Period(1)     Ratio
Corporate Bond Fund
-----------------------------------------------------------------------------------------------------
Corporate Bond Fund - Advisor Class
Actual                                             $1,000.00   $1,026.10     $   5.35        1.06%
-----------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000.00   $1,019.65     $   5.34        1.06%
-----------------------------------------------------------------------------------------------------
Corporate Bond Fund - Institutional Class
Actual                                             $1,000.00   $1,028.40     $   3.08        0.61%
-----------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000.00   $1,021.89     $   3.07        0.61%
-----------------------------------------------------------------------------------------------------
Corporate Bond Fund - Investor Class
Actual                                             $1,000.00   $1,026.20     $   5.25        1.04%
-----------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000.00   $1,019.75     $   5.24        1.04%
Government Securities Fund
-----------------------------------------------------------------------------------------------------
Government Securities Fund - Class C
Actual                                             $1,000.00   $1,019.50     $  11.53        2.29%
-----------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000.00   $1,013.51     $  11.50        2.29%
-----------------------------------------------------------------------------------------------------
Government Securities Fund - Administrator Class
Actual (2)                                         $1,000.00   $1,021.20     $   0.95        0.67%
-----------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000.00   $1,021.59     $   3.38        0.67%
-----------------------------------------------------------------------------------------------------
Government Securities Fund - Advisor Class
Actual                                             $1,000.00   $1,025.80     $   5.35        1.06%
-----------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000.00   $1,019.65     $   5.34        1.06%
-----------------------------------------------------------------------------------------------------
Government Securities Fund - Institutional Class
Actual                                             $1,000.00   $1,028.50     $   2.68        0.53%
-----------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000.00   $1,022.29     $   2.67        0.53%
-----------------------------------------------------------------------------------------------------
Government Securities Fund - Investor Class
Actual                                             $1,000.00   $1,026.00     $   5.15        1.02%
-----------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000.00   $1,019.85     $   5.14        1.02%

FUND EXPENSES (UNAUDITED)                     WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

                                                   Beginning    Ending
                                                    Account     Account      Expenses      Net Annual
                                                     Value       Value      Paid During     Expense
                                                   12/1/2004   5/31/2005   the Period(1)     Ratio
High Income Fund
-----------------------------------------------------------------------------------------------------
High Income Fund - Advisor Class
Actual                                             $1,000.00   $1,001.10     $   5.24        1.05%
-----------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000.00   $1,019.70     $   5.29        1.05%
-----------------------------------------------------------------------------------------------------
High Income Fund - Institutional Class
Actual                                             $1,000.00   $1,004.20     $   2.25        0.45%
-----------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000.00   $1,022.69     $   2.27        0.45%
-----------------------------------------------------------------------------------------------------
High Income Fund - Investor Class
Actual                                             $1,000.00   $1,002.90     $   4.69        0.94%
-----------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000.00   $1,020.24     $   4.73        0.94%
Short-Term Bond Fund
-----------------------------------------------------------------------------------------------------
Short-Term Bond Fund - Advisor Class
Actual                                             $1,000.00   $1,007.20     $   5.10        1.02%
-----------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000.00   $1,019.85     $   5.14        1.02%
-----------------------------------------------------------------------------------------------------
Short-Term Bond Fund - Institutional Class
Actual                                             $1,000.00   $1,009.70     $   2.66        0.53%
-----------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000.00   $1,022.29     $   2.67        0.53%
-----------------------------------------------------------------------------------------------------
Short-Term Bond Fund - Investor Class
Actual                                             $1,000.00   $1,008.00     $   4.41        0.88%
-----------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000.00   $1,020.54     $   4.43        0.88%
Short-Term High Yield Bond Fund
-----------------------------------------------------------------------------------------------------
Short-Term High Yield Bond Fund - Advisor Class
Actual                                             $1,000.00   $1,004.70     $   5.45        1.09%
-----------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000.00   $1,019.50     $   5.49        1.09%
-----------------------------------------------------------------------------------------------------
Short-Term High Yield Bond Fund - Investor Class
Actual                                             $1,000.00   $1,006.30     $   5.05        1.01%
-----------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000.00   $1,019.90     $   5.09        1.01%
Ultra Short-Term Income Fund
-----------------------------------------------------------------------------------------------------
Ultra Short-Term Income Fund - Administrator Class
Actual (2)                                         $1,000.00   $1,005.30     $   0.84        0.60%
-----------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000.00   $1,021.94     $   3.02        0.60%
-----------------------------------------------------------------------------------------------------
Ultra Short-Term Income Fund - Advisor Class
Actual                                             $1,000.00   $1,015.10     $   5.12        1.02%
-----------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000.00   $1,019.85     $   5.14        1.02%
-----------------------------------------------------------------------------------------------------
Ultra Short-Term Income Fund - Institutional Class
Actual                                             $1,000.00   $1,018.00     $   2.11        0.42%
-----------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000.00   $1,022.84     $   2.12        0.42%
-----------------------------------------------------------------------------------------------------
Ultra Short-Term Income Fund - Investor Class
Actual                                             $1,000.00   $1,014.70     $   4.37        0.87%
-----------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000.00   $1,020.59     $   4.38        0.87%

(1) EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT SIX-MONTH PERIOD DIVIDED BY 365 (TO REFLECT THE SIX-MONTH PERIOD).

(2) THIS CLASS COMMENCED OPERATIONS ON APRIL 11, 2005. ACTUAL EXPENSES SHOWN FOR THIS CLASS ARE EQUAL TO THE ANNUALIZED EXPENSE RATIO MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 51/365 (TO REFLECT THE PERIOD FROM APRIL 11, 2005 TO MAY 31, 2005).

WELLS FARGO ADVANTAGE INCOME FUNDS      PORTFOLIO OF INVESTMENTS -- MAY 31, 2005
--------------------------------------------------------------------------------

   CORPORATE BOND FUND
-------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                    INTEREST RATE   MATURITY DATE         VALUE
AGENCY SECURITIES - 0.01%

FEDERAL HOME LOAN MORTGAGE CORPORATION - 0.00%
$      1,627  FHLMC #170027                                                        14.75%        03/01/2010      $        1,841
       4,690  FHLMC #170065                                                        14.00         09/01/2012               5,432

                                                                                                                          7,273
                                                                                                                 --------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 0.00%
       2,506  GNMA #45265                                                          15.00         08/15/2011               2,900
       1,555  GNMA #53809                                                          15.00         02/15/2012               1,807
       2,337  GNMA #54340                                                          15.00         05/15/2012               2,715

                                                                                                                          7,422
                                                                                                                 --------------

SMALL BUSINESS ADMINISTRATION - 0.01%
     368,910  SBA #40013(I)(C)                                                      3.30         09/30/2017               9,223
                                                                                                                 --------------

TOTAL AGENCY SECURITIES (Cost $599,148)                                                                                  23,918
                                                                                                                 --------------

CORPORATE BONDS & NOTES - 75.17%

APPAREL & ACCESSORY STORES - 0.56%
   2,230,000  MAY DEPARTMENT STORES COMPANY                                         6.70         07/15/2034           2,459,913
                                                                                                                 --------------

BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS - 1.06%
   2,075,000  DR HORTON INCORPORATED                                                6.88         05/01/2013           2,220,756
   2,435,000  KB HOME                                                               5.75         02/01/2014           2,390,257

                                                                                                                      4,611,013
                                                                                                                 --------------

BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS - 0.69%
   2,805,000  AMERICAN STANDARD INCORPORATED                                        7.38         02/01/2008           2,995,905
                                                                                                                 --------------

BUSINESS SERVICES - 1.68%
   3,087,000  BEAVER VALLEY II FUNDING CORPORATION                                  8.63         06/01/2007           3,219,556
   2,829,000  CENDANT CORPORATION                                                   6.25         03/15/2010           2,996,024
     995,000  SB TREASURY COMPANY LLC+++/-                                          9.40         12/31/2049           1,110,848

                                                                                                                      7,326,428
                                                                                                                 --------------

CHEMICALS & ALLIED PRODUCTS - 0.49%
   2,070,000  LUBRIZOL CORPORATION                                                  5.50         10/01/2014           2,124,511
                                                                                                                 --------------

COMMUNICATIONS - 16.45%
   2,230,000  AT&T CORPORATION                                                      9.75         11/15/2031           2,832,100
   2,175,000  CINGULAR WIRELESS SERVICES                                            8.13         05/01/2012           2,602,179
   4,960,000  CINGULAR WIRELESS SERVICES                                            8.75         03/01/2031           6,888,641
   1,690,000  CITIZENS COMMUNICATIONS COMPANY                                       7.60         06/01/2006           1,723,800
   1,995,000  COMCAST CABLE COMMUNICATIONS                                          6.88         06/15/2009           2,170,785
   2,430,000  COX COMMUNICATIONS INCORPORATED++                                     4.63         01/15/2010           2,415,384
   1,888,000  COX COMMUNICATIONS INCORPORATED                                       6.75         03/15/2011           2,049,649
   4,115,000  HISTORIC TW INCORPORATED                                              6.63         05/15/2029           4,575,909
   2,750,000  NEWS AMERICA HOLDINGS                                                 8.25         08/10/2018           3,396,646
  11,245,000  SPRINT CAPITAL CORPORATION                                            6.88         11/15/2028          12,756,688
  11,655,000  TCI COMMUNICATIONS INCORPORATED                                       7.88         08/01/2013          13,865,243
   6,800,000  TIME WARNER ENTERTAINMENT COMPANY LP                                 10.15         05/01/2012           8,840,401

PORTFOLIO OF INVESTMENTS -- MAY 31, 2005      WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

   CORPORATE BOND FUND
-------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                    INTEREST RATE   MATURITY DATE         VALUE
COMMUNICATIONS (CONTINUED)
$  2,395,000  TIME WARNER ENTERTAINMENT COMPANY LP                                  8.38%        07/15/2033      $    3,172,170
   2,160,000  VERIZON FLORIDA INCORPORATED SERIES F                                 6.13         01/15/2013           2,297,313
   2,010,000  WALT DISNEY COMPANY SERIES MTNB                                       5.88         12/15/2017           2,167,341

                                                                                                                     71,754,249
                                                                                                                 --------------

DEPOSITORY INSTITUTIONS - 1.54%
   1,695,000  M&T BANK CORPORATION+++/-                                             3.85         04/01/2013           1,672,909
   2,605,000  WASHINGTON MUTUAL CAPITAL I                                           8.38         06/01/2027           2,867,602
   2,000,000  ZIONS BANCORPORATION                                                  6.00         09/15/2015           2,166,466

                                                                                                                      6,706,977
                                                                                                                 --------------

EATING & DRINKING PLACES - 0.65%
   2,355,000  YUM! BRANDS INCORPORATED                                              8.88         04/15/2011           2,850,299
                                                                                                                 --------------

ELECTRIC, GAS & SANITARY SERVICES - 10.03%
   2,250,000  CAROLINA POWER & LIGHT COMPANY                                        5.15         04/01/2015           2,318,801
   1,125,000  CENTERPOINT ENERGY HOUSTON ELECTRIC LLC SERIES J2                     5.70         03/15/2013           1,195,579
   3,720,000  CILCORP INCORPORATED                                                  8.70         10/15/2009           4,316,361
   3,145,000  COLUMBUS SOUTHERN POWER COMPANY SERIES C                              5.50         03/01/2013           3,305,257
   1,300,000  CONSUMERS ENERGY COMPANY                                              5.50         08/15/2016           1,348,794
   3,660,000  CONSUMERS ENERGY COMPANY SERIES B                                     5.38         04/15/2013           3,794,860
   1,655,000  FPL ENERGY NATIONAL WIND++                                            6.13         03/25/2019           1,622,264
   1,360,000  INDIANA MICHIGAN POWER COMPANY SERIES F                               5.05         11/15/2014           1,372,583
   3,485,000  IPALCO ENTERPRISES INCORPORATED                                       8.38         11/14/2008           3,781,225
     955,000  IPALCO ENTERPRISES INCORPORATED                                       8.63         11/14/2011           1,069,600
   2,385,000  MONONGAHELA POWER COMPANY                                             6.70         06/15/2014           2,666,475
   2,065,000  NEVADA POWER COMPANY++                                                5.88         01/15/2015           2,034,025
   1,150,000  PACIFIC GAS & ELECTRIC COMPANY                                        3.60         03/01/2009           1,120,320
   1,740,000  PACIFIC GAS & ELECTRIC COMPANY                                        6.05         03/01/2034           1,912,942
     770,000  POTOMAC EDISON COMPANY++                                              5.35         11/15/2014             790,895
   2,160,000  PUGET SOUND ENERGY INCORPORATED                                       5.48         06/01/2035           2,181,012
     505,000  SOUTHERN CALIFORNIA EDISON COMPANY                                    8.00         02/15/2007             537,233
   4,630,000  SOUTHERN CALIFORNIA EDISON COMPANY                                    4.65         04/01/2015           4,609,503
   3,490,000  WESTAR ENERGY INCORPORATED                                            6.00         07/01/2014           3,793,494

                                                                                                                     43,771,223
                                                                                                                 --------------

FOOD & KINDREDPRODUCTS - 3.22%
   2,975,000  GENERAL MILLS INCORPORATED                                            5.13         02/15/2007           3,028,755
   5,720,000  KRAFT FOODS INCORPORATED<<                                            5.25         10/01/2013           5,922,391
   1,790,000  SMITHFIELD FOODS INCORPORATED                                         7.00         08/01/2011           1,875,025
   3,100,000  TYSON FOODS INCORPORATED                                              7.25         10/01/2006           3,221,601

                                                                                                                     14,047,772
                                                                                                                 --------------

FOOD STORES - 1.98%
   1,560,000  ALBERTSON'S INCORPORATED                                              7.45         08/01/2029           1,712,830
   1,680,000  DELHAIZE AMERICA INCORPORATED                                         9.00         04/15/2031           2,021,668
   1,520,000  KROGER COMPANY SERIES B                                               7.70         06/01/2029           1,828,759

WELLS FARGO ADVANTAGE INCOME FUNDS      PORTFOLIO OF INVESTMENTS -- MAY 31, 2005
--------------------------------------------------------------------------------

   CORPORATE BOND FUND
-------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                    INTEREST RATE   MATURITY DATE         VALUE
FOOD STORES (COTNINUED)
$  1,840,000  SAFEWAY INCORPORATED                                                  4.80%        07/16/2007      $    1,851,879
   1,085,000  SAFEWAY INCORPORATED<<                                                7.25         02/01/2031           1,236,388

                                                                                                                      8,651,524
                                                                                                                 --------------

FORESTRY - 1.56%
     598,000  WEYERHAEUSER COMPANY                                                  6.13         03/15/2007             610,938
   4,023,000  WEYERHAEUSER COMPANY                                                  5.95         11/01/2008           4,159,126
   1,860,000  WEYERHAEUSER COMPANY                                                  6.75         03/15/2012           2,043,701

                                                                                                                      6,813,765
                                                                                                                 --------------

GENERAL MERCHANDISE STORES - 0.56%
   2,230,000  JC PENNEY COMPANY INCORPORATED                                        8.00         03/01/2010           2,453,000
                                                                                                                 --------------

HEALTH SERVICES - 0.47%
   1,755,000  WASTE MANAGEMENT INCORPORATED                                         7.10         08/01/2026           2,052,959
                                                                                                                 --------------

HOLDING & OTHER INVESTMENT OFFICES - 2.56%
   2,230,000  FARMERS EXCHANGE CAPITAL++                                            7.05         07/15/2028           2,361,401
   2,210,000  FUND AMERICAN COMPANIES INCORPORATED                                  5.88         05/15/2013           2,291,763
   3,305,000  JP MORGAN CHASE & COMPANY                                             5.13         09/15/2014           3,366,371
   3,075,000  OMX TIMBER++                                                          5.42         01/29/2020           3,164,759

                                                                                                                     11,184,294
                                                                                                                 --------------

HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES - 0.45%
   1,935,000  HARRAH'S OPERATING COMPANY INCORPORATED                               5.50         07/01/2010           1,973,268
                                                                                                                 --------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 0.62%
   2,750,000  COMPUTER ASSOCIATES INTERNATIONAL INCORPORATED++                      4.75         12/01/2009           2,717,187
                                                                                                                 --------------

INSURANCE CARRIERS - 0.67%
   2,750,000  FIDELITY NATIONAL FINANCIAL INCORPORATED                              7.30         08/15/2011           2,897,130
                                                                                                                 --------------

METAL MINING - 0.37%
   1,350,000  PHELPS DODGE CORPORATION                                              8.75         06/01/2011           1,626,488
                                                                                                                 --------------

NON-DEPOSITORYCREDIT INSTITUTIONS - 4.24%
   1,670,000  AMERICAN GENERAL FINANCE CORPORATION                                  4.88         05/15/2010           1,682,804
   2,250,000  CAPITAL ONE BANK                                                      5.00         06/15/2009           2,283,102
   2,880,000  CAPITAL ONE BANK                                                      6.50         06/13/2013           3,130,497
   2,250,000  COUNTRYWIDE HOME LOANS INCORPORATED SERIES MTNL                       4.00         03/22/2011           2,167,643
   2,780,000  FORD MOTOR CREDIT COMPANY                                             7.38         10/28/2009           2,689,133
   2,625,000  GENERAL MOTORS ACCEPTANCE CORPORATION<<                               6.88         08/28/2012           2,259,592
   1,645,000  HSBC FINANCE CORPORATION                                              4.75         04/15/2010           1,662,939
   2,525,000  MBNA CORPORATION SERIES MTN                                           5.63         11/30/2007           2,598,437

                                                                                                                     18,474,147
                                                                                                                 --------------

OIL & GAS EXTRACTION - 2.80%
   4,040,000  DEVON FINANCING CORPORATION ULC                                       7.88         09/30/2031           5,183,647
   2,160,000  PEMEX PROJECT FUNDING MASTER TRUST++                                  8.85         09/15/2007           2,363,040
   1,385,000  PEMEX PROJECT FUNDING MASTER TRUST                                    8.63         02/01/2022           1,679,313

PORTFOLIO OF INVESTMENTS -- MAY 31, 2005      WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

   CORPORATE BOND FUND
-------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                    INTEREST RATE   MATURITY DATE         VALUE
OIL & GAS EXTRACTION (CONTINUED)
$  1,445,000  TALISMAN ENERGY INCORPORATED                                          5.13%        05/15/2015      $    1,466,229
   1,405,000  XTO ENERGY INCORPORATED                                               6.25         04/15/2013           1,517,394

                                                                                                                     12,209,623
                                                                                                                 --------------

PAPER & ALLIED PRODUCTS - 0.84%
   3,355,000  INTERNATIONAL PAPER COMPANY                                           6.75         09/01/2011           3,679,415
                                                                                                                 --------------

PETROLEUM REFINING & RELATED INDUSTRIES - 3.14%
   3,375,000  AMERADA HESS CORPORATION                                              7.13         03/15/2033           3,869,802
   1,345,000  CONOCO INCORPORATED                                                   6.95         04/15/2029           1,660,330
   2,680,000  ENTERPRISE PRODUCTS OPERATIONS SERIES B                               5.60         10/15/2014           2,738,569
   1,385,000  OCCIDENTAL PETROLEUM CORPORATION                                      8.45         02/15/2029           1,945,814
   3,165,000  VALERO ENERGY CORPORATION                                             6.88         04/15/2012           3,495,692

                                                                                                                     13,710,207
                                                                                                                 --------------

PIPELINES, EXCEPT NATURAL GAS - 4.27%
   3,065,000  CENTERPOINT ENERGY RESOURCES CORPORATION                              7.75         02/15/2011           3,510,421
   2,235,000  ENERGY TRANSFER PARTNERS LP++                                         5.95         02/01/2015           2,237,995
   1,725,000  KINDER MORGAN ENERGY PARTNERS                                         5.13         11/15/2014           1,733,290
   1,565,000  KINDER MORGAN INCORPORATED                                            6.50         09/01/2012           1,713,163
   4,425,000  KN CAPITAL TRUST I SERIES B                                           8.56         04/15/2027           4,921,127
   2,155,000  PLAINS ALL AMERICAN PIPELINE LP                                       5.63         12/15/2013           2,226,423
   1,910,000  TEXAS EASTERN TRANSMISSION LP                                         7.00         07/15/2032           2,295,759

                                                                                                                     18,638,178
                                                                                                                 --------------

RAILROAD TRANSPORTATION - 3.04%
   1,240,000  BURLINGTON NORTHERN SANTA FE CORPORATION                              8.13         04/15/2020           1,624,421
     148,000  NORFOLK SOUTHERN CORPORATION                                          7.80         05/15/2027             193,357
   3,842,000  NORFOLK SOUTHERN CORPORATION                                          5.64         05/17/2029           3,949,426
   4,480,000  UNION PACIFIC CORPORATION                                             5.75         10/15/2007           4,626,729
   2,590,000  UNION PACIFIC CORPORATION                                             6.50         04/15/2012           2,855,939

                                                                                                                     13,249,872
                                                                                                                 --------------

REAL ESTATE - 4.26%
   5,455,000  EOP OPERATING LP                                                      6.75         02/15/2012           6,005,688
   2,785,000  EQUITY ONE INCORPORATED                                               3.88         04/15/2009           2,692,574
   2,075,000  ERP OPERATING LP                                                      6.95         03/02/2011           2,309,469
   2,660,000  HRPT PROPERTIES TRUST                                                 5.75         02/15/2014           2,759,000
   4,280,000  LIBERTY PROPERTY LP                                                   7.25         03/15/2011           4,802,896

                                                                                                                     18,569,627
                                                                                                                 --------------

RUBBER & MISCELLANEOUS PLASTICS PRODUCTS - 0.43%
   1,840,000  BEMIS COMPANY INCORPORATED++(I)                                       4.88         04/01/2012           1,878,553
                                                                                                                 --------------

TOBACCO PRODUCTS - 1.47%
   2,480,000  ALTRIA GROUP INCORPORATED                                             7.65         07/01/2008           2,703,183
   3,340,000  UST INCORPORATED                                                      6.63         07/15/2012           3,709,203

                                                                                                                      6,412,386
                                                                                                                 --------------

WELLS FARGO ADVANTAGE INCOME FUNDS      PORTFOLIO OF INVESTMENTS -- MAY 31, 2005
--------------------------------------------------------------------------------

   CORPORATE BOND FUND
-------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                    INTEREST RATE   MATURITY DATE         VALUE
TRANSPORTATION BY AIR - 2.42%
$  2,414,000  GOODRICH CORPORATION                                                  6.45%        12/15/2007      $    2,538,505
   1,300,000  LOCKHEED MARTIN CORPORATION                                           8.50         12/01/2029           1,850,802
   2,555,000  NORTHROP GRUMMAN CORPORATION                                          7.75         03/01/2016           3,172,503
   2,437,000  RAYTHEON COMPANY                                                      7.20         08/15/2027           3,003,802

                                                                                                                     10,565,612
                                                                                                                 --------------

TRANSPORTATION EQUIPMENT - 2.19%
   3,575,000  DAIMLERCHRYSLER NA HOLDING CORPORATION<<                              6.50         11/15/2013           3,786,658
   2,235,000  DAIMLERCHRYSLER NA HOLDING CORPORATION<<                              8.50         01/18/2031           2,740,170
   3,640,000  FORD MOTOR COMPANY<<                                                  7.45         07/16/2031           3,044,027

                                                                                                                      9,570,855
                                                                                                                 --------------

WHOLESALE TRADE NON-DURABLE GOODS - 0.46%
   2,010,000  HUGHES SUPPLY INCORPORATED++                                          5.50         10/15/2014           2,008,398
                                                                                                                 --------------

TOTAL CORPORATE BONDS & NOTES (COST $312,488,631)                                                                   327,984,778
                                                                                                                 --------------

FOREIGN CORPORATE BONDS - 11.12%
   2,270,000  AMERICA MOVIL SA DE CV                                                5.50         03/01/2014           2,272,910
   2,230,000  BT GROUP PLC                                                          8.88         12/15/2030           3,104,488
   6,400,000  DEUTSCHE TELEKOM INTERNATIONAL FINANCE BV<<                           8.75         06/15/2030           8,699,674
   1,920,000  ENCANA CORPORATION                                                    6.50         08/15/2034           2,182,906
   2,185,000  FRANCE TELECOM SA                                                     8.75         03/01/2031           3,038,347
   2,180,000  GRUPO TELEVISA SA++                                                   6.63         03/18/2025           2,180,000
   2,460,000  HUTCHISON WHAMPOA INTERNATIONAL LIMITED++                             6.25         01/24/2014           2,647,349
   3,355,000  ROGERS WIRELESS INCORPORATED<<                                        6.38         03/01/2014           3,338,225
   3,865,000  SHAW COMMUNICATIONS INCORPORATED                                      7.20         12/15/2011           4,116,225
   2,590,000  TELECOM ITALIA CAPITAL SA++                                           4.00         01/15/2010           2,514,071
   3,235,000  TELECOM ITALIA CAPITAL SA++                                           4.95         09/30/2014           3,192,981
   2,710,000  TYCO INTERNATIONAL GROUP SA<<                                         6.00         11/15/2013           2,931,683
   2,595,000  UFJ FINANCE ARUBA AEC                                                 6.75         07/15/2013           2,885,606
   4,750,000  WESTERN POWER DISTRIBUTION HOLDINGS LIMITED++                         7.38         12/15/2028           5,438,028

TOTAL FOREIGN CORPORATE BONDS (COST $45,409,955)                                                                     48,542,493
                                                                                                                 --------------

FOREIGN GOVERNMENT BONDS - 2.94%
   4,580,000  UNITED MEXICAN STATES                                                 7.50         01/14/2012           5,205,170
   2,870,000  UNITED MEXICAN STATES SERIES MTN                                      8.30         08/15/2031           3,544,450
   3,845,000  UNITED MEXICAN STATES SERIES MTNA<<                                   6.75         09/27/2034           4,062,242

TOTAL FOREIGN GOVERNMENT BONDS (COST $11,376,120)                                                                    12,811,862
                                                                                                                 --------------

MUNICIPAL BONDS & NOTES - 0.41%
   1,767,414  TOBACCO SETTLEMENT FINANCING CORPORATION LA (OTHER REVENUE LOC)       6.36         05/15/2025           1,780,953
                                                                                                                 --------------

TOTAL MUNICIPAL BONDS & NOTES (COST $1,735,917)                                                                       1,780,953
                                                                                                                 --------------

PORTFOLIO OF INVESTMENTS -- MAY 31, 2005      WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

   CORPORATE BOND FUND
-------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                    INTEREST RATE   MATURITY DATE         VALUE
US TREASURY SECURITIES - 7.33%

US TREASURY BILLS - 0.10%
$     30,000  US TREASURY BILL^@                                                    2.73%        06/30/2005      $       29,935
     175,000  US TREASURY BILL^@                                                    2.70         07/14/2005             174,459
     220,000  US TREASURY BILL^@                                                    2.82         07/28/2005             219,052

                                                                                                                        423,446
                                                                                                                 --------------

US TREASURY BONDS - 2.93%
   1,545,000  US TREASURY BOND<<                                                    8.50         02/15/2020           2,250,511
   1,235,000  US TREASURY BOND<<                                                    6.25         05/15/2030           1,580,076
   7,730,000  US TREASURY BOND<<                                                    5.38         02/15/2031           8,952,306

                                                                                                                     12,782,893
                                                                                                                 --------------

US TREASURY NOTES - 4.30%
     370,000  US TREASURY NOTE<<                                                    3.00         11/15/2007             364,811
   4,885,000  US TREASURY NOTE<<                                                    4.00         04/15/2010           4,935,374
   3,805,000  US TREASURY NOTE<<                                                    3.88         05/15/2010           3,825,810
   5,575,000  US TREASURY NOTE<<                                                    4.00         02/15/2015           5,561,932
   4,055,000  US TREASURY NOTE<<                                                    4.13         05/15/2015           4,094,285

                                                                                                                     18,782,212
                                                                                                                 --------------

TOTAL US TREASURY SECURITIES (COST $31,590,238)                                                                      31,988,551
                                                                                                                 --------------

COLLATERAL FOR SECURITIES LENDING - 13.13%

SHARES

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 0.60%
   2,627,910  SHORT TERM INVESTMENT COMPANY MONEY MARKET FUND                                                         2,627,910
                                                                                                                 --------------

PRINCIPAL

COLLATERAL INVESTED IN OTHER ASSETS - 12.53%
$ 18,000,000  BANC OF AMERICA SECURITIES REPURCHASE AGREEMENT
              (MATURITY VALUE $18,001,555)                                          3.11         06/01/2005          18,000,000
   2,700,000  BLUE RIDGE ASSET FUNDING CORPORATION                                  3.05         06/01/2005           2,700,000
   1,000,000  CORPORATE ASSET SECURITIZATION AUSTRALIA LIMITED                      3.04         06/17/2005             998,660
  28,000,000  DEUTSCHE BANK REPURCHASE AGREEMENT
              (MATURITY VALUE $28,002,388)                                          3.07         06/01/2005          28,000,000
   2,000,000  KLIO II FUNDING CORPORATION                                           3.06         06/24/2005           1,996,140
   2,000,000  LIBERTY LIGHT US CAPITAL SERIES MTN                                   3.06         05/26/2006           1,999,640
   1,000,000  RANGER FUNDING CORPORATION                                            3.03         06/17/2005             998,660

                                                                                                                     54,693,100
                                                                                                                 --------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $57,321,010)                                                           57,321,010
                                                                                                                 --------------

SHARES

SHORT-TERM INVESTMENTS - 1.95%
   8,496,805  WELLS FARGO ADVANTAGE MONEY MARKET TRUST~++                                                             8,496,805
                                                                                                                 --------------

TOTAL SHORT-TERM INVESTMENTS (COST $8,496,805)                                                                        8,496,805
                                                                                                                 --------------

WELLS FARGO ADVANTAGE INCOME FUNDS      PORTFOLIO OF INVESTMENTS -- MAY 31, 2005
--------------------------------------------------------------------------------

   CORPORATE BOND FUND
-------------------------------------------------------------------------------------------------------------------------------

                                                                                                                     VALUE
TOTAL INVESTMENTS IN SECURITIES
(COST $469,017,824)*                             112.06%                                                         $  488,950,370
OTHER ASSETS AND LIABILITIES, NET                (12.06)                                                            (52,612,531)
                                                 ------                                                          --------------
TOTAL NET ASSETS                                 100.00%                                                         $  436,337,839
                                                 ======                                                          ==============

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4 (2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

+/-   VARIABLE RATE INVESTMENTS.

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

(i)   ILLIQUID SECURITY.

(c) INTEREST-ONLY SECURITIES ENTITLE HOLDERS TO RECEIVE ONLY THE INTEREST PAYMENTS ON THE UNDERLYING MORTGAGES. THE YIELD TO MATURITY OF AN INTEREST-ONLY IS EXTREMELY SENSITIVE TO THE RATE OF PRINCIPAL PAYMENTS ON THE UNDERLYING MORTGAGE ASSETS. A RAPID (SLOW) RATE OF PRINCIPAL REPAYMENTS MAY HAVE ADVERSE (POSITIVE) EFFECT ON YIELD TO MATURITY. THE PRINCIPAL AMOUNT SHOWN IS THE NOTIONAL AMOUNT OF THE UNDERLYING MORTGAGES. INTEREST RATE DISCLOSED REPRESENTS THE YIELD BASED UPON THE ESTIMATED TIMING OF FUTURE CASH FLOWS.

^     ZERO COUPON/ STEPPED COUPON BOND. INTEREST RATE PRESENTED IS YIELD TO
      MATURITY.

@     SECURITY PLEDGED AS COLLATERAL FOR FUTURES TRANSACTIONS.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

++    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $8,496,805.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $469,226,314 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

      GROSS UNREALIZED APPRECIATION                             $ 22,813,457
      GROSS UNREALIZED DEPRECIATION                               (3,089,402)
                                                                ------------
      NET UNREALIZED APPRECIATION (DEPRECIATION)                $ 19,724,056

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS -- MAY 31, 2005      WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

   GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                    INTEREST RATE    MATURITY DATE        VALUE
AGENCY NOTES - INTEREST BEARING - 10.74%
$ 13,000,000  FHLB<<                                                                4.13%        03/24/2008      $   13,007,410
  35,000,000  FHLMC<<                                                               3.88         06/15/2008          35,030,135
  17,080,000  FHLMC<<                                                               6.88         09/15/2010          19,339,872
  11,200,000  FHLMC<<                                                               5.63         03/15/2011          12,079,110
  15,000,000  FHLMC<<                                                               4.75         05/06/2013          14,833,035
  28,885,000  FNMA<<                                                                5.25         06/15/2006          29,343,665
  11,175,000  FNMA<<                                                                6.63         09/15/2009          12,312,179
   5,000,000  FNMA<<                                                                6.63         11/15/2030           6,376,090

TOTAL AGENCY NOTES - INTEREST BEARING (COST $142,378,774)                                                           142,321,496
                                                                                                                 --------------

AGENCY SECURITIES - 47.71%

FEDERAL HOME LOAN MORTGAGE CORPORATION - 7.73%
      83,592  FHLMC #160053                                                         8.00         07/01/2008              87,189
          43  FHLMC #170046                                                        14.50         03/01/2011                  49
         185  FHLMC #170053                                                        14.75         08/01/2011                 211
       6,069  FHLMC #170053++                                                      15.00         08/01/2011               6,931
         403  FHLMC #170069                                                        14.00         11/01/2012                 468
     129,348  FHLMC #170215                                                         8.00         02/01/2017             139,451
     139,334  FHLMC #170235                                                        10.50         08/01/2019             160,190
       1,358  FHLMC #181072                                                        14.50         12/01/2011               1,548
     135,569  FHLMC #181626                                                         8.50         07/01/2007             140,229
      51,900  FHLMC #182079                                                         8.00         02/01/2010              55,012
      45,271  FHLMC #182104                                                         8.00         12/01/2010              47,985
      99,430  FHLMC #1B0123+/-                                                      6.14         09/01/2031             101,329
     115,782  FHLMC #1B0128+/-                                                      6.16         09/01/2031             117,762
   2,944,877  FHLMC #1B0129+/-                                                      6.09         09/01/2031           3,003,107
       6,549  FHLMC #260694                                                         8.00         04/01/2009               6,628
     305,597  FHLMC #272877                                                         8.00         08/01/2009             318,747
     225,889  FHLMC #279063                                                         9.00         08/01/2009             236,781
     227,480  FHLMC #552435                                                        10.50         08/01/2020             264,757
       5,107  FHLMC #555108                                                         7.25         07/01/2008               5,182
     110,799  FHLMC #555158                                                         8.50         05/01/2016             111,528
   1,260,414  FHLMC #555503                                                         9.00         04/01/2021           1,360,386
     563,854  FHLMC #555515                                                         8.50         10/01/2013             583,240
   1,737,866  FHLMC #611023+/-                                                      4.09         10/01/2026           1,790,990
     375,363  FHLMC #786210+/-                                                      6.29         01/01/2026             376,822
   6,068,640  FHLMC #786823+/-                                                      6.02         07/01/2029           6,384,433
   2,255,550  FHLMC #789483+/-                                                      5.68         06/01/2032           2,344,953
     370,909  FHLMC #865496+/-                                                      5.49         05/01/2026             377,266
     253,111  FHLMC #884009                                                        10.50         05/01/2020             295,916
      89,194  FHLMC #A01434                                                         9.00         06/01/2016              95,055
     502,445  FHLMC #A01562                                                         9.00         11/01/2018             541,343
     500,340  FHLMC #A01607                                                         8.50         06/01/2011             518,315
     310,405  FHLMC #A01620                                                         9.00         04/01/2017             334,436
     413,842  FHLMC #A01860                                                         8.50         06/01/2017             429,104
       2,509  FHLMC #B00523                                                        10.00         10/01/2005               2,521
   3,679,672  FHLMC #E79794                                                         7.00         10/01/2014           3,861,764

WELLS FARGO ADVANTAGE INCOME FUNDS      PORTFOLIO OF INVESTMENTS -- MAY 31, 2005
--------------------------------------------------------------------------------

   GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                    INTEREST RATE    MATURITY DATE        VALUE
FEDERAL HOME LOAN MORTGAGE CORPORATION (CONTINUED)
$    649,845  FHLMC #G00319                                                         9.50%        04/01/2025      $      726,975
     754,323  FHLMC #G01236                                                        10.00         10/01/2021             838,348
       5,044  FHLMC #G10444                                                         9.50         04/01/2007               4,963
     159,318  FHLMC #G10783                                                         8.50         06/01/2012             169,307
   1,840,193  FHLMC #G11136                                                         6.50         05/01/2011           1,913,807
   1,054,986  FHLMC #G11200<<                                                       8.00         01/01/2012           1,123,098
  15,384,450  FHLMC #G11209                                                         7.50         12/01/2011          16,274,205
   5,893,228  FHLMC #G11345<<                                                       7.50         12/01/2011           6,225,717
   8,908,586  FHLMC #G11368                                                         7.50         12/01/2012           9,428,405
  18,688,426  FHLMC #G18005<<                                                       5.00         08/01/2019          18,914,997
   2,847,212  FHLMC #G80106                                                        10.00         08/17/2022           3,283,391
   4,818,500  FHLMC #G80116<<                                                      10.00         02/17/2025           5,440,546
   5,946,716  FHLMC #G80193                                                         9.50         09/17/2022           6,591,206
   1,198,558  FHLMC #G90023                                                         7.00         11/17/2013           1,257,036
      70,933  FHLMC #N70012                                                        10.50         08/01/2020              81,899
   5,887,482  FHLMC #W20001                                                         7.26         06/01/2006           6,073,527

                                                                                                                    102,449,055
                                                                                                                 --------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 38.10%
     521,245  FNMA #100042                                                         11.00         10/15/2020             584,441
     713,065  FNMA #100285                                                          9.50         12/15/2020             803,645
     961,760  FNMA #103102+/-                                                       3.61         03/01/2018             971,851
     174,988  FNMA #109031                                                          6.70         08/01/2005             175,021
       1,203  FNMA #1376                                                           15.50         10/01/2012               1,396
     715,737  FNMA #190180                                                          9.00         07/01/2021             784,461
     387,437  FNMA #303548                                                          8.50         02/01/2012             401,172
   1,377,798  FNMA #313419                                                          8.50         12/01/2026           1,521,022
     539,615  FNMA #323013                                                          9.00         10/01/2021             601,374
   2,107,890  FNMA #323284                                                          8.50         05/01/2017           2,283,816
  10,785,883  FNMA #323756<<                                                        6.20         05/01/2009          11,346,666
  35,165,253  FNMA #323785<<                                                        6.22         12/01/2008          36,971,001
   2,181,839  FNMA #323859                                                          5.00         07/01/2006           2,189,330
         199  FNMA #3260                                                           13.25         04/01/2012                 214
         669  FNMA #3318                                                           14.50         01/01/2012                 690
      61,280  FNMA #364215                                                          7.50         07/01/2015              63,446
      43,961  FNMA #364217                                                          7.00         09/01/2015              45,408
   4,639,723  FNMA #368034<<                                                        8.00         11/01/2026           5,101,139
     138,122  FNMA #381149                                                          5.60         11/01/2005             138,400
   8,071,251  FNMA #398800                                                          8.00         06/01/2012           8,618,356
     691,250  FNMA #398805                                                          8.50         11/01/2011             737,237
     445,638  FNMA #426843                                                         11.00         02/01/2019             501,442
     533,227  FNMA #439935                                                          8.00         04/01/2017             573,959
   2,243,771  FNMA #457277+/-                                                       7.13         10/01/2027           2,310,488
     732,487  FNMA #458018                                                         12.00         07/15/2014             864,619
   1,306,112  FNMA #487758                                                          8.50         05/01/2026           1,440,743
     526,733  FNMA #487759                                                          9.50         07/01/2028             588,202
     587,768  FNMA #516051                                                          9.50         01/01/2021             651,590
     127,061  FNMA #52                                                              8.50         07/01/2010             129,922

PORTFOLIO OF INVESTMENTS -- MAY 31, 2005      WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

   GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                    INTEREST RATE    MATURITY DATE        VALUE
FEDERAL NATIONAL MORTGAGE ASSOCIATION (CONTINUED)
$    758,857  FNMA #535537                                                          9.00%        07/01/2028      $      831,455
   2,551,571  FNMA #535573                                                          8.00         11/01/2013           2,712,001
   1,092,473  FNMA #535752                                                         10.00         12/01/2020           1,256,692
   2,323,295  FNMA #538435+/-                                                       4.52         07/01/2026           2,387,577
     238,547  FNMA #545016                                                          9.00         11/01/2012             247,840
     529,467  FNMA #545117+/-                                                       6.67         12/01/2040             548,022
   3,937,994  FNMA #545187+/-                                                       5.94         09/01/2031           4,025,944
   1,394,060  FNMA #545208+/-                                                       5.80         09/01/2031           1,442,949
   3,333,799  FNMA #545460<<+/-                                                     5.82         11/01/2031           3,442,467
   4,138,494  FNMA #54844+/-                                                        3.77         09/01/2027           4,235,549
   3,137,545  FNMA #555161                                                          6.00         12/01/2013           3,254,050
  15,014,088  FNMA #555569<<                                                        6.00         05/01/2016          15,574,779
     115,111  FNMA #62895                                                           8.75         01/01/2010             121,310
   3,083,005  FNMA #635726+/-                                                       5.47         04/01/2032           3,155,429
   1,383,420  FNMA #646643<<+/-                                                     5.90         06/01/2032           1,410,846
   3,331,268  FNMA #66414+/-                                                        4.58         09/01/2028           3,379,505
   9,147,672  FNMA #675479+/-                                                       5.07         01/01/2033           9,383,922
   4,893,484  FNMA #675491+/-                                                       5.56         04/01/2033           4,964,210
     677,766  FNMA #695514                                                          8.50         10/01/2026             735,117
   1,565,790  FNMA #695519                                                          8.50         11/01/2026           1,750,856
   2,239,254  FNMA #724438                                                          8.50         06/01/2027           2,448,352
   8,525,482  FNMA #724658+/-                                                       4.83         07/01/2033           9,041,706
  40,815,017  FNMA #725249<<                                                        5.00         03/01/2034          40,856,984
  18,728,227  FNMA #725440<<                                                        4.67         04/01/2014          18,994,846
  10,012,405  FNMA #725638<<                                                        5.00         12/01/2018          10,135,845
  77,218,246  FNMA #735062<<                                                        5.50         08/01/2033          78,383,518
  25,190,689  FNMA #735613                                                          6.00         02/01/2035          25,749,607
 109,000,000  FNMA TBA%%                                                            4.50         06/01/2020         108,489,008
  34,150,000  FNMA TBA%%                                                            5.00         06/01/2020          34,534,187
  30,855,000  FNMA TBA%%                                                            5.00         06/01/2035          30,826,058

                                                                                                                    504,721,682
                                                                                                                 --------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 1.84%
       9,516  GNMA #126600                                                         13.00         11/15/2014              11,057
       6,964  GNMA #201                                                            14.00         09/20/2014               8,015
       7,075  GNMA #45629                                                          13.00         02/15/2011               8,189
       4,023  GNMA #46558                                                          13.00         03/15/2011               4,539
       1,939  GNMA #52207                                                          15.00         06/15/2012               2,252
      12,540  GNMA #52538                                                          15.00         07/15/2012              14,569
          64  GNMA #56900                                                          15.00         07/15/2012                  73
       3,455  GNMA #57979                                                          13.50         10/15/2012               3,940
      22,150  GNMA #780051                                                          9.00         12/15/2009              22,222
   1,014,524  GNMA #780104<<                                                        9.50         10/20/2019           1,119,556
     545,231  GNMA #780110<<                                                        12.50        04/15/2019             635,277
      25,607  GNMA #780182                                                          9.00         01/15/2008              25,904
   3,514,535  GNMA #780288<<                                                        8.00         12/15/2023           3,860,838
      75,224  GNMA #780416                                                          9.00         12/15/2006              75,467
   1,421,431  GNMA #780763<<                                                        7.50         12/15/2010           1,480,782

WELLS FARGO ADVANTAGE INCOME FUNDS      PORTFOLIO OF INVESTMENTS -- MAY 31, 2005
--------------------------------------------------------------------------------

   GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                    INTEREST RATE    MATURITY DATE        VALUE
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (CONTINUED)
$  2,832,731  GNMA #780867<<                                                        8.35%        04/15/2020      $    3,110,561
   1,660,377  GNMA #780980<<                                                        8.40         05/15/2020           1,851,619
   1,337,256  GNMA #8678<<+/-                                                       3.75         08/20/2020           1,359,237
     802,129  GNMA #8714+/-                                                         4.13         11/20/2020             817,872
       4,596  GNMA #95643                                                          15.00         09/15/2012               5,326
  10,000,000  GNMA TBA%%                                                            3.96         06/16/2012           9,923,437

                                                                                                                     24,340,732
                                                                                                                 --------------

SMALL BUSINESS ADMINISTRATION - 0.04%
   5,258,738  SBA #440019(C)(I)                                                     2.02         02/28/2018             217,711
   6,838,980  SBA SERIES 1992-6 CLASS A(C)(I)                                       2.39         10/15/2017             283,134

                                                                                                                        500,845
                                                                                                                 --------------

TOTAL AGENCY SECURITIES (COST $627,358,949)                                                                         632,012,314
                                                                                                                 --------------

ASSET-BACKED SECURITIES - 3.16%
   4,908,000  CITIBANK CREDIT CARD ISSUANCE TRUST SERIES 2003-A7 CLASS A7           4.15         07/07/2017           4,808,875
   1,367,362  FHLMC STRUCTURED PASS THROUGH SECURITIES SERIES 15 CLASS A6+/-        3.33         11/25/2028           1,367,994
     299,857  FHLMC STRUCTURED PASS THROUGH SECURITIES SERIES 2 CLASS A             7.00         01/25/2021             301,260
   5,466,633  FHLMC STRUCTURED PASS THROUGH SECURITIES SERIES 23 CLASS A+/-         3.23         05/25/2030           5,466,971
   3,218,847  FHLMC STRUCTURED PASS THROUGH SECURITIES SERIES T-35 CLASS A+/-       3.23         09/25/2031           3,219,887
  30,025,000  FHLMC STRUCTURED PASS THROUGH SECURITIES SERIES T-53 CLASS S+/-(C)    6.50         06/25/2005                  30
   1,405,491  FNMA GRANTOR TRUST SERIES 2002-T5 CLASS A1+/-                         3.14         05/25/2032           1,407,196
   3,408,226  FNMA GRANTOR TRUST SERIES 2003-T2 CLASS A1+/-                         3.37         03/25/2033           3,409,054
  21,876,381  FNMA GRANTOR TRUST SERIES 2004-T6 CLASS 1AV1+/-                       3.17         01/25/2035          21,902,421

TOTAL ASSET-BACKED SECURITIES (COST $41,758,615)                                                                     41,883,688
                                                                                                                 --------------

COLLATERALIZED MORTGAGE OBLIGATIONS - 24.54%
  10,684,277  BANC OF AMERICA ALTERNATIVE LOAN TRUST SERIES 2004-8 CLASS 2CB1       6.00         09/25/2034          10,968,151
  14,657,000  BANK OF AMERICA ALTERNATIVE LOAN TRUST SERIES 2005-5 CLASS 5A1++      6.00         06/25/2020          14,954,720
   5,550,599  COUNTRYWIDE ALTERNATIVE LOAN TRUST SERIES J8 CLASS 4A1                6.00         02/25/2017           5,707,895
     551,552  FEDERAL AGRICULTURAL MORTGAGE CORPORATION SERIES 1001 CLASS 1+/-(I)   7.02         01/25/2008             551,552
     426,559  FEDERAL AGRICULTURAL MORTGAGE CORPORATION SERIES 1002 CLASS 1+/-(I)   6.71         07/25/2008             426,559
   2,254,223  FHA INSURED PROJECT LOAN #956++                                       2.93         11/01/2012           2,209,139
   2,483,623  FHLMC SERIES 1582 CLASS A+/-                                          5.00         09/15/2008           2,509,985
     165,238  FHLMC SERIES 16 CLASS D                                              10.00         10/15/2019             165,152
  12,897,721  FHLMC STRUCTURED PASS THROUGH SECURITIES SERIES T-55 CLASS 1A1B       6.50         03/25/2043          13,250,058
   5,325,052  FHLMC STRUCTURED PASS THROUGH SECURITIES SERIES T-55 CLASS 2A1+/-     4.48         03/25/2043           5,417,921
  16,118,341  FHLMC STRUCTURED PASS THROUGH SECURITIES SERIES T-57 CLASS 2A1+/-     4.10         07/25/2043          16,624,256
   5,250,232  FHLMC STRUCTURED PASS-THROUGH SECURITIES SERIES T-42 CLASS A6         9.50         02/25/2042           5,786,857
   5,335,428  FNMA GRANTOR TRUST SERIES 2000-T6 CLASS A2                            9.50         06/25/2030           5,839,278
  10,995,208  FNMA GRANTOR TRUST SERIES 2001-T10 CLASS A3                           9.50         12/25/2041          12,141,652
   2,852,143  FNMA GRANTOR TRUST SERIES 2001-T12 CLASS A3                           9.50         08/25/2041           3,150,558
   6,727,331  FNMA GRANTOR TRUST SERIES 2001-T8 CLASS A3+/-                         4.98         07/25/2041           6,831,935
   6,879,317  FNMA GRANTOR TRUST SERIES 2002-T12 CLASS A5+/-                        4.56         10/25/2041           7,135,331
     413,737  FNMA INTEREST STRIP SERIES 161 CLASS 2(C)                             8.50         07/25/2022              93,120
   1,191,670  FNMA INTEREST STRIP SERIES 265 CLASS 2                                9.00         03/01/2024           1,269,286
     321,664  FNMA INTEREST STRIP SERIES B CLASS 1                                  6.00         05/01/2009             326,019
     298,131  FNMA INTEREST STRIP SERIES C CLASS 1                                  6.00         05/01/2009             302,326

PORTFOLIO OF INVESTMENTS -- MAY 31, 2005      WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

   GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                    INTEREST RATE    MATURITY DATE        VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
$    565,435  FNMA INTEREST STRIP SERIES K CLASS 1                                  6.00%        11/01/2008      $      569,901
     516,112  FNMA SERIES 1988-2 CLASS Z                                           10.10         02/25/2018             572,227
     222,846  FNMA SERIES 1988-7 CLASS Z                                            9.25         04/25/2018             240,503
   1,232,948  FNMA SERIES 1989-10 CLASS Z                                           9.50         03/25/2019           1,353,488
   1,060,912  FNMA SERIES 1989-100 CLASS Z                                          8.75         12/25/2019           1,145,683
   2,236,893  FNMA SERIES 1989-12 CLASS Y                                          10.00         03/25/2019           2,501,898
   1,508,640  FNMA SERIES 1989-22 CLASS G                                          10.00         05/25/2019           1,675,477
     360,347  FNMA SERIES 1989-63 CLASS Z                                           9.40         10/25/2019             389,322
     553,396  FNMA SERIES 1989-98 CLASS E                                           9.20         12/25/2019             598,796
     691,760  FNMA SERIES 1990-144 CLASS W                                          9.50         12/25/2020             761,583
     656,737  FNMA SERIES 1990-75 CLASS Z                                           9.50         07/25/2020             724,647
     287,082  FNMA SERIES 1990-84 CLASS Y                                           9.00         07/25/2020             311,520
   1,331,254  FNMA SERIES 1990-96 CLASS Z                                           9.67         08/25/2020           1,472,812
     500,219  FNMA SERIES 1991-5 CLASS Z                                            8.75         01/25/2021             541,846
   1,854,799  FNMA SERIES 1991-85 CLASS Z                                           8.00         06/25/2021           1,944,723
   1,275,851  FNMA SERIES 1992-45 CLASS Z                                           8.00         04/25/2022           1,324,530
   8,440,000  FNMA SERIES 2003-W18 CLASS 1A5                                        4.61         08/25/2043           8,391,787
     816,342  FNMA SERIES G-8 CLASS E                                               9.00         04/25/2021             891,917
   2,444,908  FNMA SERIES G92-30 CLASS Z                                            7.00         06/25/2022           2,534,186
   1,038,464  FNMA WHOLE LOAN SERIES 1999-W6 CLASS A+/-                             9.41         09/25/2028           1,169,734
   9,687,890  FNMA WHOLE LOAN SERIES 2003-W10 CLASS 3A2A                            2.20         07/25/2037           9,594,924
   2,903,157  FNMA WHOLE LOAN SERIES 2003-W11 CLASS A1<<+/-                         5.34         06/25/2033           2,962,773
  16,679,449  FNMA WHOLE LOAN SERIES 2003-W3 CLASS 1A4+/-                           4.43         08/25/2042          17,139,529
   5,276,404  FNMA WHOLE LOAN SERIES 2003-W5 CLASS A+/-                             3.20         04/25/2033           5,294,089
  12,968,272  FNMA WHOLE LOAN SERIES 2003-W6 CLASS 6A+/-                            4.39         08/25/2042          13,238,780
  12,479,952  FNMA WHOLE LOAN SERIES 2003-W6 CLASS PT4+/-                           9.86         10/25/2042          13,911,923
   5,000,000  FNMA WHOLE LOAN SERIES 2003-W8 CLASS 1A3                              4.75         12/25/2042           4,975,847
   6,558,904  FNMA WHOLE LOAN SERIES 2003-W8 CLASS PT1+/-                           9.87         12/25/2042           7,191,187
   1,939,729  FNMA WHOLE LOAN SERIES 2003-W9 CLASS A+/-                             3.21         06/25/2033           1,939,308
  12,995,800  FNMA WHOLE LOAN SERIES 2004-W15 CLASS 1A3                             7.00         08/25/2044          13,798,699
  20,000,000  GNMA SERIES 2004-100 CLASS B                                          4.60         02/16/2043          19,980,058
  12,404,000  GNMA SERIES 2004-103 CLASS C+/-                                       4.70         12/16/2027          12,464,052
 239,503,548  GNMA SERIES 2005-23 CLASS IO+/-(C)                                    1.00         06/17/2045          15,205,649
 157,721,500  GREENWICH CAPITAL COMMERCIAL FUNDING CORPORATION SERIES 2002-C1
                CLASS XPB+/-(C)++                                                   1.76         01/11/2035           6,926,718
  12,000,000  JP MORGAN MORTGAGE TRUST SERIES 2005-A3 CLASS 7CA1+/-                 5.17         06/25/2035          12,139,200
  11,686,535  NOMURA ASSET ACCEPTANCE CORPORATION SERIES 2004-R2 CLASS A1+/-++      6.50         10/25/2034          12,062,951
 125,500,000  SALOMON BROTHERS MORTGAGE SECURITIES VII SERIES 2001-C2 CLASS
                X2+/-(C)                                                            0.80         11/13/2011           3,699,263
      51,175  USGI FHA INSURED PROJECT LOAN++                                       3.03         11/01/2006              51,175
   1,636,193  VENDEE MORTGAGE TRUST SERIES 1995-1 CLASS 4+/-                        8.89         02/15/2025           1,776,480
   2,628,931  VENDEE MORTGAGE TRUST SERIES 1995-2C CLASS 3A                         8.79         06/15/2025           2,907,722
  90,957,000  WACHOVIA BANK COMMERCIAL MORTGAGE TRUST SERIES 2002-C2 CLASS IO3
                +/-(C)++                                                            1.37         11/15/2034           3,051,689

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $321,878,719)                                                       325,090,346
                                                                                                                 --------------

CORPORATE BONDS & NOTES - 0.75%

APPAREL & ACCESSORY STORES - 0.00%
         172  SEARS ROEBUCK ACCEPTANCE                                              6.70         04/15/2012                 179
                                                                                                                 --------------

WELLS FARGO ADVANTAGE INCOME FUNDS      PORTFOLIO OF INVESTMENTS -- MAY 31, 2005
--------------------------------------------------------------------------------

   GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                    INTEREST RATE    MATURITY DATE        VALUE
MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.75%
$  9,700,000  GENERAL ELECTRIC COMPANY                                              5.00%        02/01/2013      $    9,972,638
                                                                                                                 --------------

TOTAL CORPORATE BONDS & Notes (Cost $9,664,864)                                                                       9,972,817
                                                                                                                 --------------

MUNICIPAL BONDS & NOTES - 2.10%
   3,100,000  ARKANSAS DEVELOPMENT FINANCE AUTHORITY (HOUSING REVENUE LOC)          9.75         11/15/2014           3,625,202
   4,360,000  COLORADO HEALTH FACILITIES AUTHORITY (OTHER REVENUE LOC)^             5.43         07/15/2024           1,790,085
  10,000,000  DAWSON RIDGE METROPOLITAN DISTRICT NO 1 CO (PROPERTY TAX REVENUE
                LOC)^                                                               5.46         10/01/2022           4,485,000
   2,260,000  KANAWHA MERCER NICHOLAS COUNTIES WV (HOUSING REVENUE LOC)^            3.94         02/01/2014           1,432,885
   5,405,000  RETAMA DEVELOPMENT CORPORATION TX (OTHER REVENUE LOC)                10.00         12/15/2020           8,402,613
  10,000,000  SAVANNAH GA ECONOMIC DEVELOPMENT AUTHORITY (HEALTHCARE FACILITIES
              REVENUE LOC)^                                                         5.64         12/01/2021           4,683,800
   2,000,000  TAMPA FL SOLID WASTE SYSTEM (OTHER REVENUE LOC)                       4.30         10/01/2007           2,054,920
   1,350,000  WISCONSIN HEALTH & EDUCATIONAL FACILITIES AUTHORITY (HEALTHCARE
              FACILITIES REVENUE LOC)+/-SS.                                         4.00         12/01/2022           1,366,524
                                                                                                                 --------------

TOTAL MUNICIPAL BONDS & NOTES (COST $26,096,792)                                                                     27,841,029
                                                                                                                 --------------

US TREASURY SECURITIES - 18.49%

US TREASURY BILLS - 0.02%
      50,000  US TREASURY BILL^@                                                    2.82         07/28/2005              49,785
     205,000  US TREASURY BILL^@                                                    2.81         08/18/2005             203,743

                                                                                                                        253,528
                                                                                                                 --------------

US TREASURY BONDS - 14.52%
  20,000,000  US TREASURY BOND<<                                                   12.75         11/15/2010          20,841,400
  28,595,000  US TREASURY BOND<<                                                   12.00         08/15/2013          35,724,763
  19,050,000  US TREASURY BOND<<                                                    9.25         02/15/2016          27,478,139
  34,105,000  US TREASURY BOND<<                                                    7.25         05/15/2016          43,426,578
  11,385,000  US TREASURY BOND<<                                                    8.50         02/15/2020          16,583,858
  14,925,000  US TREASURY BOND<<                                                    6.25         08/15/2023          18,388,063
  15,000,000  US TREASURY BOND<<                                                    6.00         02/15/2026          18,222,075
   9,125,000  US TREASURY BOND<<                                                    6.25         05/15/2030          11,674,653

                                                                                                                    192,339,529
                                                                                                                 --------------

US TREASURY NOTES - 3.95%
   9,800,000  US TREASURY NOTE                                                      3.50         05/31/2007           9,781,625
  23,610,000  US TREASURY NOTE<<                                                    4.00         04/15/2010          23,853,466
  11,570,000  US TREASURY NOTE<<                                                   10.38         11/15/2012          13,371,935
   5,305,000  US TREASURY NOTE<<                                                    4.00         02/15/2015           5,292,565

                                                                                                                     52,299,591
                                                                                                                 --------------

TOTAL US TREASURY SECURITIES (COST $241,524,208)                                                                    244,892,648
                                                                                                                 --------------

COLLATERAL FOR SECURITIES LENDING - 50.73%

SHARES

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 0.14%
   1,856,435  SHORT TERM INVESTMENT COMPANY MONEY MARKET FUND                                                         1,856,435
                                                                                                                 --------------

PORTFOLIO OF INVESTMENTS -- MAY 31, 2005      WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

   GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                    INTEREST RATE    MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS - 50.59%
$  5,999,994  ALLIANCE & LEICESTER PLC                                              3.29%        09/19/2005      $    5,939,874
     699,999  AMERICAN EXPRESS CREDIT CORPORATION SERIES MTNB                       3.17         08/11/2005             700,146
   9,999,990  AMSTERDAM FUNDING CORPORATION                                         3.04         06/15/2005           9,988,290
  17,499,983  APRECO LLC                                                            3.22         08/15/2005          17,382,908
  24,999,975  ATLANTIC ASSET SECURITIZATION CORPORATION                             3.07         06/22/2005          24,955,975
   7,999,992  ATLANTIC ASSET SECURITIZATION CORPORATION                             3.06         06/29/2005           7,981,192
  11,999,988  ATOMIUM FUNDING CORPORATION                                           3.05         06/21/2005          11,979,828
  32,999,967  BANCO BILBAO VIZCAYA ARGENTARIA                                       3.07         06/01/2005          32,999,967
  17,199,983  BEAR STEARNS COMPANY INCORPORATED SERIES MTNB                         3.29         06/19/2006          17,249,519
   6,249,994  BETA FINANCE INCORPORATED                                             3.23         08/22/2005           6,204,306
  32,999,967  BLUE SPICE LLC                                                        3.06         06/01/2005          32,999,967
   1,524,998  CBA (DELAWARE) FINANCE INCORPORATED                                   3.08         07/08/2005           1,520,164
   6,999,993  CEDAR SPRINGS CAPITAL COMPANY LLC                                     3.06         06/13/2005           6,992,923
   4,977,995  CEDAR SPRINGS CAPITAL COMPANY LLC                                     3.05         06/15/2005           4,972,171
   4,999,995  CEDAR SPRINGS CAPITAL COMPANY LLC                                     3.24         08/11/2005           4,968,345
   5,041,995  CEDAR SPRINGS CAPITAL COMPANY LLC                                     3.25         08/15/2005           5,008,264
   6,199,994  CHARTA LLC                                                            3.06         06/30/2005           6,184,928
   9,999,990  CORPORATE ASSET SECURITIZATION AUSTRALIA LIMITED                      3.05         06/15/2005           9,988,290
   1,999,998  CORPORATE ASSET SECURITIZATION AUSTRALIA LIMITED                      3.06         06/21/2005           1,996,638
  12,999,987  CORPORATE ASSET SECURITIZATION AUSTRALIA LIMITED                      3.06         06/22/2005          12,977,107
   7,599,992  CREDIT SUISSE FIRST BOSTON SERIES YCD                                 3.11         12/29/2005           7,599,992
   9,999,990  CREDIT SUISSE FIRST BOSTON SERIES YCD1                                3.29         11/21/2005           9,999,990
   4,299,996  DANSKE CORPORATION                                                    3.05         06/30/2005           4,289,547
  63,999,936  DEUTSCHE BANK REPURCHASE AGREEMENT
              (MATURITY VALUE $64,005,394)                                          3.07         06/01/2005          63,999,936
   1,299,999  DEXIA DELAWARE LLC                                                    3.11         07/05/2005           1,296,216
  24,999,975  DEXIA DELAWARE LLC                                                    3.25         08/22/2005          24,817,225
   3,749,996  DNB NOR BANK ASA                                                      3.04         06/15/2005           3,745,609
   7,499,993  DNB NOR BANK ASA                                                      3.36         09/30/2005           7,415,768
   2,758,997  DORADA FINANCE INCORPORATED                                           3.04         06/15/2005           2,755,769
   2,999,997  DORADA FINANCE INCORPORATED                                           3.26         08/19/2005           2,978,877
   2,149,998  FIFTH THIRD BANK SERIES BKNT                                          3.07         07/26/2005           2,150,234
   2,499,998  FIVE FINANCE INCORPORATED                                             3.06         06/22/2005           2,495,598
     500,000  GENERAL ELECTRIC CAPITAL CORPORATION SERIES MTNA                      3.41         09/23/2005             500,404
   6,499,994  GENERAL ELECTRIC COMPANY                                              3.21         10/24/2005           6,501,163
  11,999,988  GEORGE STREET FINANCE LLC                                             3.04         06/02/2005          11,999,028
   3,164,997  GEORGE STREET FINANCE LLC                                             3.05         06/14/2005           3,161,547
   5,999,994  GEORGE STREET FINANCE LLC                                             3.05         06/20/2005           5,990,454
   3,170,997  GEORGE STREET FINANCE LLC                                             3.08         06/28/2005           3,163,830
   3,999,996  HBOS TREASURY SERVICES PLC SERIES MTN                                 3.20         01/26/2006           4,002,156
  17,999,982  KLIO FUNDING CORPORATION                                              3.05         06/20/2005          17,971,362
  14,999,985  KLIO FUNDING CORPORATION                                              3.06         06/27/2005          14,967,285
  10,999,989  KLIO FUNDING CORPORATION                                              3.07         06/29/2005          10,974,139
  17,105,983  KLIO II FUNDING CORPORATION                                           3.07         06/24/2005          17,072,968
   4,177,996  KLIO II FUNDING CORPORATION                                           3.19         08/02/2005           4,154,892
  16,605,983  LEXINGTON PARKER CAPITAL CORPORATION                                  3.05         06/06/2005          16,599,009
  19,999,980  LIBERTY LIGHT US CAPITAL SERIES MTN                                   3.06         05/26/2006          19,996,380

WELLS FARGO ADVANTAGE INCOME FUNDS      PORTFOLIO OF INVESTMENTS -- MAY 31, 2005
--------------------------------------------------------------------------------

   GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                    INTEREST RATE    MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$  2,999,997  LIBERTY STREET FUNDING CORPORATION                                    3.05%        06/13/2005      $    2,996,967
   7,871,992  LIQUID FUNDING LIMITED                                                3.06         06/09/2005           7,866,718
   4,999,995  LIQUID FUNDING LIMITED                                                3.30         08/31/2005           4,958,545
  22,860,977  NIEUW AMSTERDAM RECEIVABLES CORPORATION                               3.09         06/01/2005          22,860,977
   9,999,990  NIEUW AMSTERDAM RECEIVABLES CORPORATION                               3.05         06/22/2005           9,982,390
   2,068,998  NIEUW AMSTERDAM RECEIVABLES CORPORATION                               3.05         06/27/2005           2,064,488
   4,799,995  RABOBANK USA FINANCIAL CORPORATION                                    3.27         08/08/2005           4,770,907
   1,299,999  RANGER FUNDING CORPORATION                                            3.07         06/02/2005           1,299,895
   9,999,990  SEDNA FINANCE INCORPORATED                                            3.22         08/15/2005           9,933,090
   9,999,990  SOCIETE GENERALE                                                      3.04         06/30/2005           9,999,990
     999,999  SWEDBANK (FORENINGS SPARBANKEN)                                       3.26         09/22/2005             989,699
  32,999,967  TOTAL CAPITAL S.A.                                                    3.07         06/01/2005          32,999,967
  32,999,967  TRANSAMERICA ASSET FUNDING CORPORATION                                3.07         06/01/2005          32,999,967
  29,999,970  TULIP FUNDING CORPORATION                                             3.05         06/30/2005          29,927,070
   2,913,997  UBS FINANCE (DELAWARE) LLC                                            3.06         06/27/2005           2,907,645

                                                                                                                    670,148,495
                                                                                                                 --------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $672,004,930)                                                         672,004,930
                                                                                                                 --------------

SHARES

SHORT-TERM INVESTMENTS - 7.10%
  94,026,902  WELLS FARGO ADVANTAGE MONEY MARKET TRUST~++                                                            94,026,902
                                                                                                                 --------------

TOTAL SHORT-TERM INVESTMENTS (COST $94,026,902)                                                                      94,026,902
                                                                                                                 --------------

TOTAL INVESTMENTS IN SECURITIES
(COST $2,176,692,753)*                           165.32%                                                         $2,190,046,170
OTHER ASSETS AND LIABILITIES, NET                (65.32)                                                           (865,297,343)
                                                 ------                                                          --------------
TOTAL NET ASSETS                                 100.00%                                                         $1,324,748,827
                                                 ======                                                          ==============

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

+/-   VARIABLE RATE INVESTMENTS.

(C) INTEREST-ONLY SECURITIES ENTITLE HOLDERS TO RECEIVE ONLY THE INTEREST PAYMENTS ON THE UNDERLYING MORTGAGES. THE YIELD TO MATURITY OF AN INTEREST-ONLY IS EXTREMELY SENSITIVE TO THE RATE OF PRINCIPAL PAYMENTS ON THE UNDERLYING MORTGAGE ASSETS. A RAPID (SLOW) RATE OF PRINCIPAL REPAYMENTS MAY HAVE ADVERSE (POSITIVE) EFFECT ON YIELD TO MATURITY. THE PRINCIPAL AMOUNT SHOWN IS THE NOTIONAL AMOUNT OF THE UNDERLYING MORTGAGES. INTEREST RATE DISCLOSED REPRESENTS THE YIELD BASED UPON THE ESTIMATED TIMING OF FUTURE CASH FLOWS.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4 (2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

(I)   ILLIQUID SECURITY.

^ ZERO COUPON/ STEPPED COUPON BOND. INTEREST RATE PRESENTED IS YIELD TO MATURITY. SS. THESE SECURITIES ARE SUBJECT TO A DEMAND FEATURE WHICH REDUCES THE EFFECTIVE MATURITY. %% SECURITIES ISSUED ON A WHEN-ISSUED
      (TBA) BASIS. (SEE NOTE 2)

@     SECURITY PLEDGED AS COLLATERAL FOR FUTURES TRANSACTIONS.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

++    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $94,026,902.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $2,177,848,902 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

       GROSS UNREALIZED APPRECIATION                               $ 22,856,976
       GROSS UNREALIZED DEPRECIATION                                (10,659,707)
                                                                   ------------
       NET UNREALIZED APPRECIATION (DEPRECIATION)                  $ 12,197,269

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS -- MAY 31, 2005      WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

   HIGH INCOME FUND
--------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                    INTEREST RATE    MATURITY DATE        VALUE
ASSET-BACKED SECURITIES - 0.00%
$  4,154,632  AIRCRAFT LEASE PORTFOLIO SECURITIZATION LIMITED SERIES
                1996-1 CLASS DX^^(I)                                               12.75%        06/15/2006      $            4

TOTAL ASSET-BACKED SECURITIES (COST $4,181,928)                                                                               4
                                                                                                                 --------------

CORPORATE BONDS & NOTES - 80.50%

AMUSEMENT & RECREATION SERVICES - 0.86%
   2,240,000  TOWN SPORTS INTERNATIONAL                                             9.63         04/15/2011           2,296,000
                                                                                                                 --------------

APPAREL & ACCESSORY STORES - 1.33%
   3,225,000  FOOT LOCKER INCORPORATED                                              8.50         01/15/2022           3,555,562
                                                                                                                 --------------

APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS - 1.18%
   2,890,000  WILLIAM CARTER COMPANY SERIES B                                      10.88         08/15/2011           3,164,550
                                                                                                                 --------------

BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS - 2.69%
   1,940,000  DR HORTON INCORPORATED                                                6.88         05/01/2013           2,076,273
   1,775,000  ERICO INTERNATIONAL CORPORATION                                       8.88         03/01/2012           1,814,510
   1,505,000  K HOVNANIAN ENTERPRISES INCORPORATED                                  6.25         01/15/2015           1,474,900
   1,820,000  KB HOME                                                               6.25         06/15/2015           1,825,860

                                                                                                                      7,191,543
                                                                                                                 --------------

BUSINESS SERVICES - 4.27%
   1,345,000  IMCO RECYCLING ESCROW INCORPORATED++                                  9.00         11/15/2014           1,405,525
   2,100,000  NATIONAL WINE & SPIRITS INCORPORATED                                 10.13         01/15/2009           2,121,000
   2,230,000  NATIONSRENT INCORPORATED                                              9.50         10/15/2010           2,391,675
     810,000  RAINBOW NATIONAL SERVICES LLC(I)++                                   10.38         09/01/2014             923,400
   2,451,000  WATERFORD GAMING LLC++                                                8.63         09/15/2012           2,610,315
   1,810,000  WILLIAMS SCOTSMAN INCORPORATED                                       10.00         08/15/2008           1,954,800

                                                                                                                     11,406,715
                                                                                                                 --------------

CHEMICALS & ALLIED PRODUCTS - 5.52%
   2,055,000  EQUISTAR CHEMICALS LP/EQUISTAR FUNDING CORPORATION                   10.63         05/01/2011           2,265,637
   1,775,000  HUNTSMAN INTERNATIONAL LLC++                                          7.38         01/01/2015           1,761,687
   1,825,000  IMC GLOBAL INCORPORATED                                              10.88         08/01/2013           2,126,125
   2,070,000  JOHNSONDIVERSEY INCORPORATED SERIES B                                 9.63         05/15/2012           2,080,350
   1,285,000  NALCO COMPANY                                                         8.88         11/15/2013           1,342,825
   1,515,000  OM GROUP INCORPORATED                                                 9.25         12/15/2011           1,499,850
   1,635,000  POLYONE CORPORATION                                                  10.63         05/15/2010           1,769,888
   1,765,000  RESOLUTION PERFORMANCE PRODUCTS INCORPORATED                         13.50         11/15/2010           1,906,200

                                                                                                                     14,752,562
                                                                                                                 --------------

COAL MINING - 1.13%
   2,970,000  ARCH WESTERN FINANCE LLC                                              6.75         07/01/2013           3,029,400
                                                                                                                 --------------

COMMUNICATIONS - 14.39%
   1,370,000  AIRGATE PCS INCORPORATED+/-                                           6.89         10/15/2011           1,397,400
   1,765,000  AT&T CORPORATION                                                      9.75         11/15/2031           2,241,550
   4,830,000  CCO HOLDINGS LLC/CAPITAL CORPORATION+++/-                             7.14         12/15/2010           4,757,550
   1,615,000  CENTENNIAL COMMUNICATIONS CORPORATION CELLULAR OPERATING COMPANY
              LLC PUERTO RICO OPERATIONS                                            8.13         02/01/2014           1,671,525
   1,740,000  CHARTER COMMUNICATIONS HOLDINGS II LLC/CAPITAL CORPORATION           10.25         09/15/2010           1,766,100

WELLS FARGO ADVANTAGE INCOME FUNDS      PORTFOLIO OF INVESTMENTS -- MAY 31, 2005
--------------------------------------------------------------------------------

   HIGH INCOME FUND
--------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                    INTEREST RATE    MATURITY DATE        VALUE
COMMUNICATIONS (CONTINUED)
$  1,755,000  CINCINNATI BELL INCORPORATED++                                        8.38%        01/15/2014      $    1,737,450
   2,845,000  CSC HOLDINGS INCORPORATED SERIES B                                    7.63         04/01/2011           3,015,700
   2,210,000  DOBSON CELLULAR SYSTEMS++                                             9.88         11/01/2012           2,265,250
   1,770,000  HORIZON PCS INCORPORATED++                                           11.38         07/15/2012           1,938,150
     445,000  IWO ESCROW COMPANY+++/-                                               6.32         01/15/2012             442,775
   1,110,000  IWO ESCROW COMPANY++^                                                10.75         01/15/2015             704,850
   1,350,000  MCI INCORPORATED                                                      8.74         05/01/2014           1,512,000
     875,000  NEWPAGE CORPORATION+++/-                                              9.43         05/01/2012             857,500
   2,535,000  PAXSON COMMUNICATIONS CORPORATION^                                   14.89         01/15/2009           2,344,875
   2,925,000  QWEST COMMUNICATIONS INTERNATIONAL+++/-                               6.77         02/15/2009           2,888,437
   1,500,000  QWEST CORPORATION++                                                   7.88         09/01/2011           1,556,250
   2,075,000  QWEST SERVICES CORPORATION++                                         14.00         12/15/2010           2,365,500
   1,600,000  QWEST SERVICES CORPORATION++                                         14.50         12/15/2014           1,892,000
   1,790,000  RURAL CELLULAR CORPORATION                                            8.25         03/15/2012           1,830,275
   1,310,000  VERTIS INCORPORATED SERIES B                                         10.88         06/15/2009           1,277,250

                                                                                                                     38,462,387
                                                                                                                 --------------

DEPOSITORY INSTITUTIONS - 0.36%
   925,000   Dollar Financial Group Incorporated                                    9.75         11/15/2011             971,250
                                                                                                                 --------------

ELECTRIC, GAS & SANITARY SERVICES - 9.81%
   1,430,000  ALLIED WASTE NORTH AMERICA SERIES B                                   8.88         04/01/2008           1,494,350
   1,820,000  CLEAN HARBORS INCORPORATED++                                         11.25         07/15/2012           2,002,000
   1,840,000  EL PASO NATURAL GAS COMPANY SERIES A                                  7.63         08/01/2010           1,941,393
   1,770,000  INERGY LP/INERGY FINANCE CORPORATION++                                6.88         12/15/2014           1,654,950
   1,840,000  MIDWEST GENERATION LLC                                                8.75         05/01/2034           2,051,600
     980,000  MISSION ENERGY HOLDING COMPANY                                       13.50         07/15/2008           1,156,400
   1,335,000  NEVADA POWER COMPANY++                                                5.88         01/15/2015           1,314,975
   1,775,000  NORTHWESTERN CORPORATION++                                            5.88         11/01/2014           1,792,750
   1,750,000  NRG ENERGY INCORPORATED++                                             8.00         12/15/2013           1,846,250
   3,000,000  SIERRA PACIFIC POWER COMPANY SERIES A                                 8.00         06/01/2008           3,202,500
   1,780,000  SIERRA PACIFIC RESOURCES                                              8.63         03/15/2014           1,926,850
   2,650,000  SOUTHERN NATURAL GAS COMPANY                                          8.88         03/15/2010           2,886,409
     435,000  TECO ENERGY INCORPORATED++                                            6.75         05/01/2015             444,787
   2,625,000  TXU CORPORATION++                                                     5.55         11/15/2014           2,521,271

                                                                                                                     26,236,485
                                                                                                                 --------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT
                - 1.01%
   1,705,000  LUCENT TECHNOLOGIES INCORPORATED                                      6.45         03/15/2029           1,474,825
   1,330,000  MAGNACHIP SEMICONDUCTOR/MAGNACHIP SEMICONDUCTOR FINANCE
                COMPANY+++/-                                                        6.26         12/15/2011           1,236,900

                                                                                                                      2,711,725
                                                                                                                 --------------

ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES - 0.73%
   1,815,000  US ONCOLOGY INCORPORATED                                              9.00         08/15/2012           1,942,050
                                                                                                                 --------------

FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 0.70%
   1,830,000  MUELLER GROUP INCORPORATED+/-                                         7.49         11/01/2011           1,866,600
                                                                                                                 --------------

PORTFOLIO OF INVESTMENTS -- MAY 31, 2005      WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

   HIGH INCOME FUND
--------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                    INTEREST RATE    MATURITY DATE        VALUE
FOOD & KINDRED PRODUCTS - 1.63%
$  1,830,000  AEARO COMPANY I                                                       8.25%        04/15/2012      $    1,775,100
   2,320,000  REDDY ICE GROUP INCORPORATED                                          8.88         08/01/2011           2,595,152

                                                                                                                      4,370,252
                                                                                                                 --------------

FOOD STORES - 1.20%
   1,765,000  AMERICAN SEAFOODS GROUP LLC                                          10.13         04/15/2010           1,892,962
   1,250,000  DOANE PET CARE COMPANY                                               10.75         03/01/2010           1,321,875

                                                                                                                      3,214,837
                                                                                                                 --------------

GENERAL MERCHANDISE STORES - 1.88%
   1,765,000  ALH FINANCE LLC/ALH FINANCE CORPORATION                               8.50         01/15/2013           1,650,275
   2,985,000  JC PENNEY COMPANY INCORPORATED                                        7.95         04/01/2017           3,365,588

                                                                                                                      5,015,863
                                                                                                                 --------------

HEALTH SERVICES - 3.68%
     440,000  DAVITA INCORPORATED++                                                 6.63         03/15/2013             444,400
     440,000  DAVITA INCORPORATED++                                                 7.25         03/15/2015             442,200
   2,065,000  FRESENIUS MEDICAL CARE CAPITAL TRUST II                               7.88         02/01/2008           2,163,087
   1,925,000  HCA INCORPORATED                                                      5.75         03/15/2014           1,885,126
   1,700,000  HEALTHSOUTH CORPORATION                                               7.63         06/01/2012           1,632,000
   1,660,000  SELECT MEDICAL CORPORATION++                                          7.63         02/01/2015           1,639,250
   1,500,000  VANGUARD HEALTH HOLDINGS                                              9.00         10/01/2014           1,620,000

                                                                                                                      9,826,063
                                                                                                                 --------------

HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES - 2.99%
  13,915,000  ALADDIN GAMING/CAPITAL CORPORATION SERIES B^^                        13.50         03/01/2010              69,575
   1,645,000  CHUMASH CASINO & RESORT ENTERPRISE++                                  9.00         07/15/2010           1,776,600
   2,430,000  HOLLYWOOD CASINO SHREVEPORT/SHREVEPORT CAPITAL CORPORATION^^         13.00         08/01/2006           1,989,562
   1,970,000  MGM MIRAGE INCORPORATED                                               6.00         10/01/2009           1,967,538
   2,110,000  TURNING STONE CASINO RESORT ENTERPRISE++                              9.13         12/15/2010           2,194,400

                                                                                                                      7,997,675
                                                                                                                 --------------

JUSTICE, PUBLIC ORDER & SAFETY - 0.37%
     970,000  CORRECTIONS CORPORATION OF AMERICA                                    7.50         05/01/2011             995,463
                                                                                                                 --------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 0.84%
   2,170,000  XEROX CAPITAL TRUST I                                                 8.00         02/01/2027           2,245,950
                                                                                                                 --------------

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.76%
   4,850,000  GENTEK INCORPORATED^^                                                11.00         08/01/2009                   0
   1,885,000  JACUZZI BRANDS INCORPORATED                                           9.63         07/01/2010           2,035,800

                                                                                                                      2,035,800
                                                                                                                 --------------

MISCELLANEOUS RETAIL - 0.68%
   1,805,000  DENNY'S CORPORATION/DENNY'S HOLDINGS INCORPORATED                    10.00         10/01/2012           1,818,538
                                                                                                                 --------------

OIL & GAS EXTRACTION - 4.04%
   1,815,000  FOREST OIL CORPORATION                                                8.00         12/15/2011           1,987,425
   2,230,000  HILCORP ENERGY I LP/HILCORP FINANCE COMPANY++                        10.50         09/01/2010           2,453,000
   2,265,000  PARKER DRILLING COMPANY+/-                                            7.66         09/01/2010           2,355,600
   1,865,000  PREMCOR REFINING GROUP INCORPORATED                                   7.75         02/01/2012           2,014,200

WELLS FARGO ADVANTAGE INCOME FUNDS      PORTFOLIO OF INVESTMENTS -- MAY 31, 2005
--------------------------------------------------------------------------------

   HIGH INCOME FUND
--------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                    INTEREST RATE   MATURITY DATE        VALUE
OIL & GAS EXTRACTION (CONTINUED)
$  1,815,000  PRIDE INTERNATIONAL INCORPORATED                                      7.38%        07/15/2014      $    1,991,963

                                                                                                                     10,802,188
                                                                                                                 --------------

PAPER & ALLIED PRODUCTS - 3.50%
   2,275,000  APPLETON PAPERS INCORPORATED                                          8.13         06/15/2011           2,235,188
   1,350,000  BOISE CASCADE LLC+++/-                                                5.54         10/15/2012           1,350,000
   3,410,000  GEORGIA-PACIFIC CORPORATION                                           8.88         02/01/2010           3,870,350
   1,765,000  PLAYTEX PRODUCTS INCORPORATED                                         8.00         03/01/2011           1,888,550

                                                                                                                      9,344,088
                                                                                                                 --------------

PRIMARY METAL INDUSTRIES - 1.48%
   2,000,000  GENERAL CABLE CORPORATION                                             9.50         11/15/2010           2,130,000
   1,815,000  SUPERIOR ESSEX COMMUNICATIONS LLC/ESSEX GROUP INCORPORATED            9.00         04/15/2012           1,824,075

                                                                                                                      3,954,075
                                                                                                                 --------------

PRINTING, PUBLISHING & ALLIED INDUSTRIES - 7.03%
   1,770,000  AMERICAN COMMERCIAL LINES FINANCE++                                   9.50         02/15/2015           1,827,525
   2,000,000  DEX MEDIA INCORPORATED                                                8.00         11/15/2013           2,125,000
   1,055,000  HOUGHTON MIFFLIN COMPANY                                              7.20         03/15/2011           1,076,100
   3,000,000  HOUGHTON MIFFLIN COMPANY^                                            11.49         10/15/2013           2,055,000
   1,690,000  PRIMEDIA INCORPORATED+/-                                              8.64         05/15/2010           1,774,500
   2,379,000  READER'S DIGEST ASSOCIATION INCORPORATED                              6.50         03/01/2011           2,355,210
   2,260,000  RIDDELL BELL HOLDINGS++                                               8.38         10/01/2012           2,260,000
   1,900,000  UCAR FINANCE INCORPORATED                                            10.25         02/15/2012           1,966,500
   1,315,000  VENOCO INCORPORATED++                                                 8.75         12/15/2011           1,282,125
   2,160,000  VISANT CORPORATION                                                    7.63         10/01/2012           2,068,200

                                                                                                                     18,790,160
                                                                                                                 --------------

REAL ESTATE - 0.77%
   1,843,000   CB RICHARD ELLIS SERVICES INCORPORATED                               9.75         05/15/2010           2,057,249
                                                                                                                 --------------

STONE, CLAY, GLASS & CONCRETE PRODUCTS - 0.78%
   2,040,000  BWAY CORPORATION                                                     10.00         10/15/2010           2,080,800
                                                                                                                 --------------

TEXTILE MILL PRODUCTS - 1.84%
   2,775,000  INTERFACE INCORPORATED                                                9.50         02/01/2014           2,775,000
   2,095,000  PERRY ELLIS INTERNATIONAL INCORPORATED SERIES B                       8.88         09/15/2013           2,136,900

                                                                                                                      4,911,900
                                                                                                                 --------------

TOBACCO PRODUCTS - 0.83%
   2,130,000  COMMONWEALTH BRANDS INCORPORATED++                                   10.63         09/01/2008           2,231,175
                                                                                                                 --------------

TRANSPORTATION EQUIPMENT - 1.48%
   1,775,000  NAVISTAR INTERNATIONAL CORPORATION++                                  6.25         03/01/2012           1,686,250
   2,110,000  REXNORD CORPORATION                                                  10.13         12/15/2012           2,257,700

                                                                                                                      3,943,950
                                                                                                                 --------------

WHOLESALE TRADE NON-DURABLE GOODS - 0.74%
   1,815,000  AMERISOURCEBERGEN CORPORATION                                         7.25         11/15/2012           1,982,888
                                                                                                                 --------------

TOTAL CORPORATE BONDS & NOTES (COST $219,964,917)                                                                   215,205,743
                                                                                                                 --------------

PORTFOLIO OF INVESTMENTS -- MAY 31, 2005      WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

   HIGH INCOME FUND
--------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                    INTEREST RATE   MATURITY DATE         VALUE
FOREIGN CORPORATE BONDS - 7.77%
$  2,420,000  CP SHIPS LIMITED                                                     10.38%        07/15/2012      $    2,710,400
   2,490,000  CROWN EUROPEAN HOLDINGS SA                                            9.50         03/01/2011           2,726,550
   2,920,000  INTELSAT BERMUDA LIMITED++                                            8.63         01/15/2015           2,996,650
   2,700,000  IPSCO INCORPORATED                                                    8.75         06/01/2013           2,997,000
   1,463,000  ISPAT INLAND ULC                                                      9.75         04/01/2014           1,704,395
   1,765,000  NOVELIS INCORPORATED++                                                7.25         02/15/2015           1,729,700
   3,270,000  ROGERS CABLE INCORPORATED                                             6.75         03/15/2015           3,270,000
   1,630,000  ROGERS WIRELESS INCORPORATED+/-                                       6.14         12/15/2010           1,699,275
     890,000  ROGERS WIRELESS INCORPORATED                                          7.50         03/15/2015             950,075

TOTAL FOREIGN CORPORATE BONDS (COST $19,828,108)                                                                     20,784,045
                                                                                                                 --------------

TERM LOANS - 7.90%
   2,480,000  EL PASO CORPORATION TERM LOAN B+++/-                                  5.88         11/22/2009           2,487,763
   3,230,000  GOODYEAR TIRE & RUBBER COMPANY TERM LOAN B+++/-                       5.89         04/08/2010           3,209,005
   2,000,000  GRAHAM PACKAGING COMPANY TERM LOAN C+++/-                             7.31         03/15/2012           2,021,500
   1,929,647  INVISTA TERM LOAN B+++/-                                              5.31         04/30/2011           1,944,119
   1,000,000  KERR-MCGEE CORPORATION TERM LOAN B+++/-                               5.79         05/19/2011           1,010,000
   2,962,500  LEVI STRAUSS & COMPANY TERM LOAN+++/-                                10.10         08/01/2006           3,094,568
     876,908  MIDWEST GENERATION LLC TERM LOAN+++/-                                 5.32         04/05/2011             881,845
   1,980,000  NORTHWEST AIRLINES CORPORATION TRANCHE B+++/-                         9.83         11/03/2010           1,885,950
   2,879,774  REGAL CINEMAS CORPORATION TERM LOAN B+++/-                            5.09         10/19/2010           2,895,066
   1,636,250  REVLON CONSUMER PRODUCTS CORPORATION TERM LOAN+++/-                   9.20         07/31/2010           1,682,278

TOTAL TERM LOANS (COST $21,104,361)                                                                                  21,112,094
                                                                                                                 --------------

SHARES

SHORT-TERM INVESTMENTS - 3.63%
   9,697,086  WELLS FARGO ADVANTAGE MONEY MARKET TRUST~++                                                             9,697,086
                                                                                                                 --------------

TOTAL SHORT-TERM INVESTMENTS (COST $9,697,086)                                                                        9,697,086
                                                                                                                 --------------

TOTAL INVESTMENTS IN SECURITIES
(COST $274,776,400)*                              99.80%                                                         $  266,798,972
OTHER ASSETS AND LIABILITIES, NET                  0.20                                                                 528,776
                                                 ------                                                          --------------
TOTAL NET ASSETS                                 100.00%                                                         $  267,327,748
                                                 ======                                                          ==============

^^ THIS SECURITY IS CURRENTLY IN DEFAULT WITH REGARDS TO SCHEDULED INTEREST OR PRINCIPAL PAYMENTS.

(I)   ILLIQUID SECURITY.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4 (2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

+/-   VARIABLE RATE INVESTMENTS.

^     ZERO COUPON/ STEPPED COUPON BOND. INTEREST RATE PRESENTED IS YIELD TO
      MATURITY.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

++    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $9,697,086.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $274,776,400 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

      GROSS UNREALIZED APPRECIATION                               $   8,033,977
      GROSS UNREALIZED DEPRECIATION                                 (16,011,405)
                                                                  -------------
      NET UNREALIZED APPRECIATION (DEPRECIATION)                  $  (7,977,428)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE INCOME FUNDS      PORTFOLIO OF INVESTMENTS -- MAY 31, 2005
--------------------------------------------------------------------------------

   SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                    INTEREST RATE    MATURITY DATE        VALUE
AGENCY NOTES - INTEREST BEARING - 2.82%
$    270,000  FHLB                                                                  2.00%        07/10/2006      $      265,098
     200,000  FHLB                                                                  3.38         10/05/2007             198,377
   1,000,000  FHLB<<                                                                4.13         03/24/2008           1,000,570
   4,700,000  FHLMC<<                                                               4.38         07/30/2009           4,694,007
   2,000,000  FHLMC SERIES MTN                                                      2.75         10/06/2006           1,975,070
     500,000  FNMA                                                                  2.00         01/15/2006             495,382
     500,000  FNMA                                                                  2.15         04/13/2006             493,806
     750,000  FNMA<<                                                                3.13         12/15/2007             736,204
     645,000  FNMA                                                                  3.50         01/28/2008             638,366
     500,000  FNMA                                                                  3.25         08/15/2008             489,883
   5,000,000  FNMA SERIES 1<<                                                       3.00         11/09/2006           4,947,510

TOTAL AGENCY NOTES - INTEREST BEARING (COST $16,066,672)                                                             15,934,273
                                                                                                                 --------------

AGENCY SECURITIES - 8.18%

FEDERAL HOME LOAN MORTGAGE CORPORATION - 2.29%
       7,811  FHLMC #160089                                                        10.75         09/01/2009               8,455
      24,378  FHLMC #170151                                                        10.50         01/01/2016              27,819
       6,665  FHLMC #183254                                                         9.50         03/01/2011               7,199
      14,571  FHLMC #185784                                                        10.75         11/01/2010              15,612
      74,572  FHLMC #1B0123+/-                                                      6.14         09/01/2031              75,997
      92,626  FHLMC #1B0128+/-                                                      6.16         09/01/2031              94,210
      62,295  FHLMC #255531                                                        10.25         07/01/2009              66,313
      19,440  FHLMC #257384                                                        10.75         09/01/2010              21,075
      25,384  FHLMC #259511                                                        11.25         11/01/2009              27,939
       5,119  FHLMC #360016                                                        10.50         11/01/2017               5,929
       3,847  FHLMC #360056                                                        10.50         02/01/2019               4,478
       4,125  FHLMC #360057                                                        10.50         03/01/2019               4,728
       3,775  FHLMC #360059                                                        10.50         04/01/2019               4,402
       2,282  FHLMC #360061                                                        10.50         05/01/2019               2,655
      45,001  FHLMC #360063                                                        10.50         06/01/2019              52,239
       7,380  FHLMC #360065                                                        10.50         07/01/2019               8,600
   1,341,932  FHLMC #555316<<                                                       9.00         06/01/2019           1,457,243
     963,612  FHLMC #555408<<                                                      10.50         08/01/2018           1,115,739
     959,559  FHLMC #555500<<                                                       8.50         09/01/2017           1,037,749
     941,903  FHLMC #555514<<                                                       9.00         10/01/2019           1,053,444
     146,980  FHLMC #786823+/-                                                      6.01         07/01/2029             154,629
   1,117,521  FHLMC #789272<<+/-                                                    5.67         04/01/2032           1,161,190
     670,407  FHLMC #865496+/-                                                      5.49         05/01/2026             681,897
     948,970  FHLMC #A01734<<                                                       9.00         08/01/2018           1,034,247
   1,668,236  FHLMC #G01126<<                                                       9.50         12/01/2022           1,839,483
     354,580  FHLMC #G10747                                                         7.50         10/01/2012             379,687
   1,797,384  FHLMC #G11150<<                                                       7.50         12/01/2011           1,882,479
     126,541  FHLMC #G11345<<                                                       7.50         12/01/2011             133,681
     172,639  FHLMC #G11391<<                                                       7.50         06/01/2012             182,787
     365,730  FHLMC #G90023                                                         7.00         11/17/2013             383,575

                                                                                                                     12,925,480
                                                                                                                 --------------

PORTFOLIO OF INVESTMENTS -- MAY 31, 2005      WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

   SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                    INTEREST RATE    MATURITY DATE        VALUE
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 4.12%
$      8,340  FNMA #100001                                                          9.00%        02/15/2020      $        9,309
   3,355,248  FNMA #100042<<                                                       11.00         10/15/2020           3,762,044
     915,868  FNMA #100202<<                                                        9.50         02/15/2011             983,742
     269,573  FNMA #100255                                                          8.33         07/15/2020             299,930
   1,273,448  FNMA #190075                                                          8.50         02/01/2023           1,371,669
     567,207  FNMA #302507                                                          9.00         11/01/2024             625,080
     149,987  FNMA #313617                                                          8.00         09/01/2023             161,826
   1,930,832  FNMA #323582<<                                                        8.00         04/01/2017           2,082,239
     334,394  FNMA #392645                                                          8.00         12/01/2013             345,770
     911,120  FNMA #426828                                                          8.00         09/01/2019             990,643
     565,663  FNMA #426832                                                          8.50         07/01/2018             617,601
   2,244,580  FNMA #545131<<                                                        8.00         03/01/2013           2,363,560
     500,918  FNMA #545157<<                                                        8.50         11/01/2012             528,662
   1,111,266  FNMA #545460<<+/-                                                     5.81         11/01/2031           1,147,489
   3,135,932  FNMA #598559<<                                                        6.50         08/01/2031           3,288,643
     532,381  FNMA #70801                                                          12.00         03/01/2017             606,827
   4,010,398  FNMA #712107<<                                                        6.00         03/01/2033           4,131,647

                                                                                                                     23,316,681
                                                                                                                 --------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 1.76%
       9,515  GNMA #296662                                                          9.75         09/15/2005               9,648
       4,164  GNMA #296675                                                          9.75         09/15/2005               4,222
      13,319  GNMA #299736                                                          9.75         11/15/2005              13,505
       7,056  GNMA #299747                                                          9.75         11/15/2005               7,155
     189,132  GNMA #780029                                                          9.00         11/15/2024             207,667
   3,809,435  GNMA #780110<<                                                       12.50         04/15/2019           4,438,570
     113,603  GNMA #780134                                                          8.50         05/15/2010             116,879
     615,688  GNMA #780267<<                                                        9.00         11/15/2017             678,526
     269,964  GNMA #780288<<                                                        8.00         12/15/2023             296,565
     122,603  GNMA #780333                                                          8.00         12/15/2008             126,654
     396,762  GNMA #780434                                                          7.50         12/15/2007             404,337
   3,178,194  GNMA #781311<<                                                        7.50         02/15/2013           3,330,601
     254,020  GNMA #781540<<                                                        7.00         05/15/2013             266,923
      27,144  GNMA #927                                                            10.00         02/20/2018              30,986

                                                                                                                      9,932,238
                                                                                                                 --------------

SMALL BUSINESS ADMINISTRATION - 0.01%
   2,370,024  SBA #0191(C)(I)                                                       3.11         07/30/2018              67,309
                                                                                                                 --------------

TOTAL AGENCY SECURITIES (COST $45,461,655)                                                                           46,241,708
                                                                                                                 --------------

ASSET-BACKED SECURITIES - 13.65%
   5,000,000  AAMES MORTGAGE TRUST SERIES 2003-1 CLASS M1+/-                        3.77         10/25/2033           5,053,812
   6,500,000  ACCREDITED MORTGAGE LOAN TRUST SERIES 2004-3 CLASS 1A2+/-             3.44         10/25/2034           6,432,719
   3,900,000  BANK ONE ISSUANCE TRUST SERIES 2004-B1 CLASS B1+/-                    3.41         03/15/2012           3,922,748
   4,262,492  BEAR STEARNS ASSET BACKED SECURITIES INCORPORATED
              SERIES 2003-ABF1 CLASS AIO(C)                                         4.00         03/25/2006             101,447
     500,000  CAPITAL ONE PRIME AUTO RECEIVABLES TRUST SERIES 2004-3 CLASS A2       3.04         07/15/2007             498,216
     499,991  CDC MORTGAGE CAPITAL TRUST SERIES 2003-HE4 CLASS M1+/-                3.74         03/25/2034             501,937

WELLS FARGO ADVANTAGE INCOME FUNDS      PORTFOLIO OF INVESTMENTS -- MAY 31, 2005
--------------------------------------------------------------------------------

   SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                    INTEREST RATE    MATURITY DATE         VALUE
ASSET-BACKED SECURITIES (CONTINUED)
$  2,500,000  CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES SERIES
              2003-5 CLASS 2M1+/-                                                   3.69%        05/25/2033      $    2,511,748
   9,545,537  CONTIMORTGAGE HOME EQUITY TRUST SERIES 1996-2 CLASS IO+/-(C)(I)       0.54         07/15/2027               5,727
   2,638,122  CONTIMORTGAGE NET INTEREST MARGIN NOTES SERIES 1997-A CLASS A(I)      7.23         07/16/2028                 791
   2,997,494  COUNTRYWIDE ASSET-BACKED CERTIFICATES SERIES 2004-7 CLASS AF1+/-      3.29         10/25/2022           2,998,726
   3,004,358  COUNTRYWIDE HOME EQUITY LOAN TRUST SERIES 2002-C CLASS A+/-           3.33         05/15/2028           3,006,681
   1,673,649  COUNTRYWIDE HOME EQUITY LOAN TRUST SERIES 2004-I CLASS A+/-           3.38         02/15/2034           1,679,052
   5,119,938  COUNTRYWIDE HOME EQUITY LOAN TRUST SERIES 2004-Q CLASS 2A+/-          3.39         12/15/2033           5,133,135
     500,000  DAIMLERCHRYSLER AUTO TRUST SERIES 2005-A CLASS M1                     3.17         09/08/2007             498,545
  59,572,916  EASTMAN HILL FUNDING LIMITED SERIES 1A CLASS A2(C)(I)                 0.83         09/29/2031           1,656,127
   6,105,606  EQUIFIRST MORTGAGE LOAN TRUST SERIES 2003-2 CLASS 3A3+/-              2.47         09/25/2033           6,107,839
   3,500,000  FHLMC STRUCTURED PASS THROUGH SECURITIES SERIES T-53 CLASS S+/-(C)    6.50         06/25/2005                   4
   3,500,000  FLEET COMMERCIAL LOAN MASTER LLC SERIES 2000-1A CLASS B2+/-++         3.85         11/16/2007           3,500,000
   6,550,000  GREEN TREE HOME IMPROVEMENT LOAN TRUST SERIES 1998-E CLASS AV1        7.27         06/15/2028           6,597,236
   2,223,272  GSAA TRUST SERIES 2004-7 CLASS AV1+/-                                 3.27         06/25/2034           2,223,157
   3,000,000  HOME EQUITY ASSET TRUST SERIES 2003-6 CLASS M1+/-                     3.79         02/25/2034           3,017,395
   4,584,092  RAILCAR LEASING L.L.C. SERIES 1 CLASS A1++                            6.75         07/15/2006           4,663,260
     205,901  RENAISSANCE HOME EQUITY LOAN TRUST SERIES 2004-3 CLASS AF1+/-         3.31         11/25/2034             205,924
   8,503,937  RESIDENTIAL ASSET MORTGAGE PRODUCTS INCORPORATED SERIES 2003-RZ2
              CLASS AIO(C)                                                          5.75         09/25/2005             141,165
   1,695,217  RESIDENTIAL ASSET MORTGAGE PRODUCTS INCORPORATED SERIES 2003-RZ5
              CLASS A2                                                              3.18         03/25/2027           1,690,794
     819,180  RESIDENTIAL ASSET SECURITIES CORPORATION SERIES 2001-KS1
              CLASS AII+/-                                                          3.33         03/25/2032             819,933
     500,000  RESIDENTIAL ASSET SECURITIES CORPORATION SERIES 2003-KS8
              CLASS MII1+/-                                                         3.72         10/25/2033             499,990
   4,000,000  STRUCTURED ASSET INVESTMENT LOAN TRUST SERIES 2003-BC10
              CLASS M1+/-                                                           3.84         10/25/2033           4,014,947
   4,000,000  STRUCTURED ASSET INVESTMENT LOAN TRUST SERIES 2003-BC3 CLASS M1+/-    4.04         04/25/2033           4,025,069
   1,620,498  TERWIN MORTGAGE TRUST SERIES 2004-21HE CLASS 1A1+/-                   3.57         12/25/2034           1,620,498
   4,000,000  WILLIAM STREET FUNDING CORPORATION CLASS 2005-1 CLASS A+/-++          3.43         01/23/2011           4,000,000

TOTAL ASSET-BACKED SECURITIES (COST $80,417,120)                                                                     77,128,622
                                                                                                                 --------------

COLLATERALIZED MORTGAGE OBLIGATIONS - 23.24%
   7,777,617  ASSET SECURITIZATION CORPORATION SERIES 1995-MD4 CLASS A1             7.10         08/13/2029           7,898,368
  37,000,000  BANC OF AMERICA COMMERCIAL MORTGAGE INCORPORATED SERIES 2001-PB1
              CLASS XP+/-(C)++                                                      1.53         05/11/2035           2,710,598
     731,129  BANK OF AMERICA MORTGAGE SECURITIES SERIES 2002-K CLASS 3A1+/-        6.66         10/20/2032             744,032
   3,213,121  CITIGROUP MORTGAGE LOAN TRUST INCORPORATED SERIES 2004-HYB4 CLASS
              AA+/-                                                                 3.42         12/25/2034           3,213,121
     469,203  COLLATERALIZED MORTGAGE OBLIGATION TRUST SERIES 47 CLASS E^           0.23         09/01/2018             466,378
     716,501  COUNTRYWIDE ALTERNATIVE LOAN TRUST SERIES J8 CLASS 4A1                6.00         02/25/2017             736,806
   1,969,639  COUNTRYWIDE HOME LOAN MORTGAGE PASS THROUGH TRUST SERIES 2001-HYB1
              CLASS 2A1+/-                                                          4.99         06/19/2031           1,999,815
   1,162,976  COUNTRYWIDE HOME LOAN MORTGAGE PASS THROUGH TRUST SERIES 2004-30
              CLASS 3A1+/-                                                          4.83         09/25/2034           1,199,109
   1,006,168  CS FIRST BOSTON MORTGAGE SECURITIES CORPORATION SERIES 1997-C2
              CLASS A2                                                              6.52         01/17/2035           1,018,673
  43,014,000  CS FIRST BOSTON MORTGAGE SECURITIES CORPORATION SERIES 2001-CK6
              CLASS ACP+/-(C)                                                       0.93         08/15/2036           1,300,068
   3,328,535  DLJ COMMERCIAL MORTGAGE CORPORATION SERIES 2000-CF1 CLASS A1A         7.45         06/10/2033           3,409,462
   1,068,409  DREXEL BURNHAM LAMBERT CMO TRUST SERIES T CLASS 4                     8.45         09/20/2019           1,071,690
     488,825  FHLMC SERIES 2198 CLASS SC+/-                                         9.00         06/15/2028             524,150
     124,206  FHLMC STRUCTURED PASS THROUGH SECURITIES SERIES T-57 CLASS 2A1+/-     4.31         07/25/2043             128,105
   4,759,351  FHLMC STRUCTURED PASS THROUGH SECURITIES SERIES T-59 CLASS 2A1+/-     4.45         10/25/2043           4,889,760
   2,122,618  FHLMC STRUCTURED PASS-THROUGH SECURITIES SERIES T-42 CLASS A6         9.50         02/25/2042           2,339,571
     411,683  FNMA GRANTOR TRUST SERIES 2002-T1 CLASS A4                            9.50         11/25/2031             446,245
   3,271,304  FNMA GRANTOR TRUST SERIES 2002-T12 CLASS A4                           9.50         05/25/2042           3,607,679
   1,025,964  FNMA SERIES 1989-29 CLASS Z                                          10.00         06/25/2019           1,125,983
     772,173  FNMA SERIES 1989-63 CLASS Z                                           9.40         10/25/2019             834,261

PORTFOLIO OF INVESTMENTS -- MAY 31, 2005      WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

   SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                    INTEREST RATE    MATURITY DATE         VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
$    793,501  FNMA SERIES 1993-M1 CLASS N(C)(I)                                     0.84%        04/25/2020      $          238
   1,144,831  FNMA SERIES G95-2 CLASS IO+/-(C)(I)                                  10.00         05/25/2020             303,262
      15,684  FNMA STRIP SERIES 107 CLASS 1^                                        3.95         10/25/2006              15,477
   2,289,865  FNMA WHOLE LOAN SERIES 2003-W10 CLASS 3A2A                            2.20         07/25/2037           2,267,891
   1,718,560  FNMA WHOLE LOAN SERIES 2003-W11 CLASS A1<<+/-                         5.34         06/25/2033           1,753,850
   6,224,771  FNMA WHOLE LOAN SERIES 2003-W6 CLASS 6A+/-                            4.39         08/25/2042           6,354,614
     567,930  FNMA WHOLE LOAN SERIES 2003-W6 CLASS PT4+/-                           9.86         10/25/2042             633,096
   5,000,000  FNMA WHOLE LOAN SERIES 2003-W8 CLASS 1A3                              4.75         12/25/2042           4,975,847
 100,000,000  GE CAPITAL COMMERCIAL MORTGAGE CORPORATION SERIES 2001-1 CLASS
              X2+/-(C)++                                                            0.95         05/15/2033           2,606,460
  75,000,000  GE CAPITAL COMMERCIAL MORTGAGE CORPORATION SERIES 2001-2 CLASS
              X2+/-(C)++                                                            1.01         08/11/2033           2,583,330
   5,561,874  GMAC COMMERCIAL MORTGAGE SECURITIES INCORPORATED SERIES 2000-C2
              CLASS A1                                                              7.27         08/16/2033           5,814,792
  67,720,000  GMAC COMMERCIAL MORTGAGE SECURITIES INCORPORATED SERIES 2001-C2
              CLASS X2+/-(C)++                                                      0.69         04/15/2034           1,579,366
     209,464  GMBS CERTIFICATES SERIES 1990-1 CLASS Z                               9.25         01/28/2020             208,892
     702,340  GOLDEN NATIONAL MORTGAGE ASSET BACKED CERTIFICATES SERIES 1998-GN1
              CLASS M2(I)                                                           8.02         02/25/2027             700,369
   6,000,000  GREENWICH CAPITAL COMMERCIAL FUNDING CORPORATION SERIES 2002-C1
              CLASS XPB+/-(C)++                                                     1.76         01/11/2035             263,504
   6,000,000  GREENWICH CAPITAL COMMERCIAL FUNDING CORPORATION SERIES 2004-GG1
              CLASS A2                                                              3.84         06/10/2036           5,965,259
   1,527,129  GSMPS MORTGAGE LOAN TRUST SERIES 1998-1 CLASS A++                     8.00         09/19/2027           1,646,382
   5,364,601  GSMPS MORTGAGE LOAN TRUST SERIES 2004-4 CLASS 1AF+/-++                3.49         06/25/2034           5,390,437
   3,921,224  GSMPS MORTGAGE LOAN TRUST SERIES 2004-4 CLASS 2A1+/-++                4.22         06/25/2034           4,027,750
   1,872,279  GSR MORTGAGE LOAN TRUST SERIES 2004-1 CLASS 2A2+/-                    5.22         04/25/2032           1,886,210
  21,704,476  INDYMAC INDEX MORTGAGE LOAN TRUST SERIES 2004-AR14 CLASS AX1+/-(C)    0.80         01/25/2035             253,942
 148,639,900  INDYMAC INDEX MORTGAGE LOAN TRUST SERIES 2004-AR8 CLASS AX1+/-(C)     0.80         11/25/2034           1,724,223
 125,000,000  JP MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORPORATION SERIES
              2001-CIB2 CLASS X2+/-(C)++                                            1.00         04/15/2035           3,585,813
   4,424,563  JP MORGAN MORTGAGE TRUST SERIES 2005-A2 CLASS 3A+/-                   4.93         04/25/2035           4,439,164
   4,000,000  JP MORGAN MORTGAGE TRUST SERIES 2005-A3 CLASS 7CA1+/-                 5.17         06/25/2035           4,046,400
      87,373  MASTER ADJUSTABLE RATE MORTGAGES TRUST SERIES 2002-3 CLASS 4A1+/-     6.16         10/25/2032              87,746
  75,199,681  MORGAN STANLEY CAPITAL I SERIES 1999-WF1 CLASS X+/-(C)++              0.79         11/15/2031           1,941,129
   3,485,812  NOMURA ASSET ACCEPTANCE CORPORATION++                                 3.25         02/25/2035           3,485,812
   2,400,024  NOMURA ASSET ACCEPTANCE CORPORATION SERIES 2003-A3 CLASS AIO+/-(C)    5.15         03/25/2006              72,277
   6,350,795  RESIDENTIAL FINANCE LP SERIES 2003-C CLASS B3+/-++                    4.49         09/10/2035           6,461,535
   1,693,552  RURAL HOUSING TRUST 1987-1                                            7.33         04/01/2026           1,693,261
     252,111  SALOMON BROTHERS MORTGAGE SECURITIES VI SERIES 1987-3 CLASS A^        5.30         10/23/2017             231,265
   5,404,242  STRUCTURED ASSET SECURITIES CORPORATION SERIES 1998-RF2 CLASS A+/-++  8.56         07/15/2027           5,586,547
     871,142  STRUCTURED ASSET SECURITIES CORPORATION SERIES 2002-8A CLASS 3A+/-    5.66         05/25/2032             877,527
  12,984,899  STRUCTURED ASSET SECURITIES CORPORATION SERIES 2004-4XS CLASS
              AIO+/-(C)                                                             5.00         01/25/2006             229,202
      21,642  STRUCTURED MORTGAGE ASSET RESIDENTIAL TRUST SERIES 1992-5B CLASS
              BO(I)^                                                                1.80         06/25/2023              20,260
     185,114  USGI FHA PROJECT LOAN++                                               7.44         11/24/2019             185,281
   1,543,688  WASHINGTON MUTUAL INCORPORATED SERIES 2002-AR10 CLASS A6+/-           4.82         10/25/2032           1,556,176
   1,534,874  WASHINGTON MUTUAL INCORPORATED SERIES 2002-AR15 CLASS A5+/-           4.38         12/25/2032           1,531,099
     170,301  WASHINGTON MUTUAL INCORPORATED SERIES 2002-AR7 CLASS A6+/-            5.53         07/25/2032             170,095
   3,028,000  WASHINGTON MUTUAL INCORPORATED SERIES 2003-AR7 CLASS A5+/-            3.07         08/25/2033           2,981,706
     675,833  WILSHIRE FUNDING CORPORATION SERIES 1996-3 CLASS M2+/-(I)             6.17         08/25/2032             674,130
     675,833  WILSHIRE FUNDING CORPORATION SERIES 1996-3 CLASS M3+/-(I)             6.17         08/25/2032             674,112
     216,586  WILSHIRE FUNDING CORPORATION SERIES 1998-WFC2 CLASS M1+/-(I)          5.33         12/28/2037             216,856

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $129,040,990)                                                       131,366,458
                                                                                                                 --------------

WELLS FARGO ADVANTAGE INCOME FUNDS      PORTFOLIO OF INVESTMENTS -- MAY 31, 2005
--------------------------------------------------------------------------------

   SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                    INTEREST RATE    MATURITY DATE         VALUE
CORPORATE BONDS & NOTES - 42.70%

AMUSEMENT & RECREATION SERVICES - 0.88%
$  2,000,000  CAESARS ENTERTAINMENT INCORPORATED                                    7.88%        12/15/2005    $      2,035,000
   1,209,095  DISNEY CUSTOM REPACKAGED++(I)                                         7.20         01/10/2007           1,249,164
   1,700,000  SAN MANUEL ENTERTAINMENT AUTHORITY SERIES 04-B+/-++                   3.71         12/01/2010           1,700,000

                                                                                                                      4,984,164
                                                                                                                 --------------

BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS - 0.31%
   1,637,000  RYLAND GROUP INCORPORATED                                             9.75         09/01/2010           1,758,176
                                                                                                                 --------------

BUSINESS SERVICES - 0.91%
   2,101,000  BEAVER VALLEY II FUNDING CORPORATION                                  8.63         06/01/2007           2,191,217
   2,845,000  CENDANT CORPORATION                                                   6.25         01/15/2008           2,962,339

                                                                                                                      5,153,556
                                                                                                                 --------------

COMMUNICATIONS - 8.09%
   2,485,000  AMFM INCORPORATED                                                     8.00         11/01/2008           2,659,094
   2,500,000  AT&T CORPORATION SERIES MTNA                                          8.35         05/15/2025           2,587,500
     460,000  CINGULAR WIRELESS SERVICES                                            7.35         03/01/2006             471,671
   2,500,000  CITIZENS COMMUNICATIONS COMPANY                                       7.60         06/01/2006           2,550,000
   1,800,000  CLEAR CHANNEL COMMUNICATIONS INCORPORATED                             6.00         11/01/2006           1,829,581
     515,000  CLEAR CHANNEL COMMUNICATIONS INCORPORATED                             4.63         01/15/2008             506,853
   3,230,000  COX COMMUNICATIONS INCORPORATED                                       7.75         08/15/2006           3,352,330
   3,000,000  GTE HAWAIIAN TELEPHONE COMPANY SERIES A                               7.00         02/01/2006           3,000,000
     500,000  HISTORIC TW INCORPORATED                                              7.48         01/15/2008             538,432
   3,425,000  LENFEST COMMUNICATIONS INCORPORATED                                  10.50         06/15/2006           3,629,829
   2,350,000  SBC COMMUNICATIONS INCORPORATED                                       4.13         09/15/2009           2,324,620
   3,500,000  SPRINT CAPITAL CORPORATION                                            6.13         11/15/2008           3,694,302
   2,899,000  TCI COMMUNICATIONS INCORPORATED                                       6.88         02/15/2006           2,956,125
   5,100,000  TIME WARNER ENTERTAINMENT COMPANY LP                                  7.25         09/01/2008           5,534,846
   2,910,000  UNIVISION COMMUNICATIONS INCORPORATED                                 2.88         10/15/2006           2,858,170
   6,935,000  VERIZON GLOBAL FUNDING CORPORATION                                    4.00         01/15/2008           6,897,655
     300,000  VERIZON WIRELESS CAPITAL LLC                                          5.38         12/15/2006             305,946

                                                                                                                     45,696,954
                                                                                                                 --------------

DEPOSITORY INSTITUTIONS - 4.98%
   6,800,000  BANK OF AMERICA CORPORATION                                           5.25         02/01/2007           6,942,399
  10,550,000  BANK ONE NA                                                           6.25         02/15/2008          11,131,695
     500,000  FIRST BANK NATIONAL ASSOCIATION                                       6.50         02/01/2008             528,929
   5,000,000  HUNTINGTON CAPITAL TRUST I+/-                                         3.89         02/01/2027           4,609,460
   5,000,000  STAR BANC CAPITAL TRUST I+/-                                          3.78         06/15/2027           4,931,345

                                                                                                                     28,143,828
                                                                                                                 --------------

ELECTRIC, GAS & SANITARY SERVICES - 3.98%
   2,000,000  AMEREN CORPORATION                                                    4.26         05/15/2007           1,996,820
   5,785,000  DOMINION RESOURCES INCORPORATED SERIES B                              7.63         07/15/2005           5,813,242
   2,485,000  KANSAS GAS & ELECTRIC COMPANY                                         6.50         08/01/2005           2,494,664
   2,409,052  MIDLAND FUNDING II SERIES A                                          11.75         07/23/2005           2,431,184
   2,525,000  NISOURCE FINANCE CORPORATION                                          7.63         11/15/2005           2,567,953

PORTFOLIO OF INVESTMENTS -- MAY 31, 2005      WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

   SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                    INTEREST RATE    MATURITY DATE         VALUE
ELECTRIC, GAS & SANITARY SERVICES (CONTINUED)
$    818,000  SOUTHERN CALIFORNIA EDISON COMPANY                                    8.00%        02/15/2007      $      870,211
   3,920,000  WASTE MANAGEMENT INCORPORATED                                         6.50         11/15/2008           4,175,290
   2,000,000  WESTAR ENERGY INCORPORATED                                            7.88         05/01/2007           2,129,800

                                                                                                                     22,479,164
                                                                                                                 --------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 0.38%
   2,000,000  AMETEK INCORPORATED                                                   7.20         07/15/2008           2,148,502
                                                                                                                 --------------

FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 0.22%
   1,200,000  BALL CORPORATION                                                      7.75         08/01/2006           1,242,000
                                                                                                                 --------------

FOOD & KINDRED PRODUCTS - 1.59%
   4,700,000  GENERAL MILLS INCORPORATED                                            3.88         11/30/2007           4,666,395
   4,300,000  NABISCO INCORPORATED                                                  6.85         06/15/2005           4,304,502

                                                                                                                      8,970,897
                                                                                                                 --------------

FOOD STORES - 1.70%
   2,750,000  KROGER COMPANY                                                        7.63         09/15/2006           2,857,624
   4,000,000  SAFEWAY INCORPORATED                                                  6.15         03/01/2006           4,051,852
   2,500,000  YUM! BRANDS INCORPORATED                                              7.65         05/15/2008           2,720,900

                                                                                                                      9,630,376
                                                                                                                 --------------

FORESTRY - 0.08%
     460,000  WEYERHAEUSER COMPANY                                                  6.00         08/01/2006             467,538
                                                                                                                 --------------

GENERAL MERCHANDISE STORES - 2.17%
   1,004,801  WAL-MART CUSTOM REPACKAGED ASSET VEHICLE(I)++                         7.35         07/17/2006           1,026,645
  11,500,000  WAL-MART STORES INCORPORATED                                          3.38         10/01/2008          11,254,993

                                                                                                                     12,281,638
                                                                                                                 --------------

HEALTH SERVICES - 0.85%
   2,000,000  FRESENIUS MEDICAL CARE CAPITAL TRUST II                               7.88         02/01/2008           2,095,000
   2,650,000  HCA INCORPORATED                                                      7.13         06/01/2006           2,708,663

                                                                                                                      4,803,663
                                                                                                                 --------------

HOLDING & OTHER INVESTMENT OFFICES - 2.80%
   1,000,000  CORE INVESTMENT GRADE TRUST                                           4.73         11/30/2007           1,000,650
   4,810,000  COUNTRYWIDE HOME LOANS INCORPORATED SERIES MTNK                       5.63         05/15/2007           4,934,613
   5,000,000  PRINCIPAL LIFE GLOBAL FUNDING I++                                     5.13         06/28/2007           5,088,315
   5,000,000  PRINCIPAL LIFE GLOBAL FUNDING I++                                     2.80         06/26/2008           4,821,315

                                                                                                                     15,844,893
                                                                                                                 --------------

HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES - 0.86%
   2,750,000  HARRAH'S OPERATING COMPANY INCORPORATED                               7.88         12/15/2005           2,798,125
   2,000,000  MIRAGE RESORTS INCORPORATED                                           6.75         02/01/2008           2,055,000

                                                                                                                      4,853,125
                                                                                                                 --------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 0.57%
   3,200,000  JOHN DEERE CAPITAL CORPORATION                                        3.88         03/07/2007           3,191,574
                                                                                                                 --------------

WELLS FARGO ADVANTAGE INCOME FUNDS      PORTFOLIO OF INVESTMENTS -- MAY 31, 2005
--------------------------------------------------------------------------------

   SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                    INTEREST RATE    MATURITY DATE         VALUE
INSURANCE CARRIERS - 2.08%
$  7,000,000  PROTECTIVE LIFE US FUNDING TRUST++                                    5.88%        08/15/2006      $    7,124,187
   1,800,000  PRUDENTIAL FINANCIAL INCORPORATED+/-                                  4.10         11/15/2006           1,810,044
   2,750,000  WELLPOINT HEALTH NETWORKS                                             6.38         06/15/2006           2,810,615

                                                                                                                     11,744,846
                                                                                                                 --------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL &
 OPTICAL GOODS - 0.43%
   2,300,000  BAUSCH & LOMB INCORPORATED                                            6.95         11/15/2007           2,426,038
                                                                                                                 --------------

MOTION PICTURES - 0.09%
     460,000  NEWS AMERICA INCORPORATED                                             6.63         01/09/2008             486,541
                                                                                                                 --------------

NON-DEPOSITORY CREDIT INSTITUTIONS - 3.25%
     100,000  FORD MOTOR CREDIT COMPANY<<                                           5.70         01/15/2010              90,975
  12,250,000  GENERAL ELECTRIC CAPITAL CORPORATION SERIES MTN                       3.50         05/01/2008          12,046,466
      15,000  GENERAL ELECTRIC CAPITAL CORPORATION SERIES MTNA                      5.38         03/15/2007              15,360
     750,000  GENERAL ELECTRIC CAPITAL CORPORATION SERIES MTNA                      6.50         12/10/2007             792,360
   3,000,000  GENERAL MOTORS ACCEPTANCE CORPORATION<<                               7.75         01/19/2010           2,830,971
   2,500,000  HSBC FINANCE CORPORATION                                              8.88         02/15/2006           2,583,690

                                                                                                                     18,359,822
                                                                                                                 --------------

OIL & GAS EXTRACTION - 0.15%
     764,000  PORT ARTHUR FINANCE CORPORATION                                      12.50         01/15/2009             863,320
                                                                                                                 --------------

PAPER & ALLIED PRODUCTS - 0.36%
   2,000,000  GEORGIA-PACIFIC CORPORATION                                           7.50         05/15/2006           2,055,000
                                                                                                                 --------------

PIPELINES, EXCEPT NATURAL GAS - 0.32%
   1,800,000  PLAINS ALL AMERICAN PIPELINE LP PAA FINANCE CORPORATION               4.75         08/15/2009           1,803,276
                                                                                                                 --------------

PRIMARY METAL INDUSTRIES - 0.20%
   1,000,000  UNITED STATES STEEL LLC                                              10.75         08/01/2008           1,130,000
                                                                                                                 --------------

PRINTING, PUBLISHING & ALLIED INDUSTRIES - 0.36%
   2,000,000  MEDIA GENERAL INCORPORATED                                            6.95         09/01/2006           2,052,606
                                                                                                                 --------------

RAILROAD TRANSPORTATION - 1.26%
   3,500,000  BURLINGTON NORTHERN SANTA FE CORPORATION                              6.38         12/15/2005           3,546,144
     460,000  CSX CORPORATION                                                       6.25         10/15/2008             486,845
   2,980,000  UNION PACIFIC CORPORATION                                             5.75         10/15/2007           3,077,601

                                                                                                                      7,110,590
                                                                                                                 --------------

REAL ESTATE - 0.74%
   2,000,000  EOP OPERATING LP                                                      6.75         02/15/2008           2,116,494
   2,000,000  HIGHWOODS REALTY LP                                                   7.00         12/01/2006           2,064,434

                                                                                                                      4,180,928
                                                                                                                 --------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 0.10%
   540,000    JP MORGAN CHASE & COMPANY                                             4.00         02/01/2008             537,770
                                                                                                                 --------------

TOBACCO PRODUCTS - 0.37%
   2,000,000  ALTRIA GROUP INCORPORATED                                             7.20         02/01/2007           2,090,848
                                                                                                                 --------------

PORTFOLIO OF INVESTMENTS -- MAY 31, 2005      WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

   SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                    INTEREST RATE    MATURITY DATE        VALUE
TRANSPORTATION EQUIPMENT - 1.68%
$  5,800,000  DAIMLERCHRYSLER NA HOLDING CORPORATION                                4.75%        01/15/2008      $    5,800,064
   3,125,000  RAYTHEON COMPANY                                                      6.75         08/15/2007           3,289,587
     400,000  TEXAS EASTERN TRANSMISSION LP                                         5.25         07/15/2007             407,165

                                                                                                                      9,496,816
                                                                                                                 --------------

WATER TRANSPORTATION - 0.50%
   2,850,000  HERTZ CORPORATION                                                     4.70         10/02/2006           2,837,343
                                                                                                                 --------------

WHOLESALE TRADE NON-DURABLE GOODS - 0.44%
   2,500,000  BERGEN BRUNSWIG CORPORATION                                           7.25         06/01/2005           2,500,000
                                                                                                                 --------------

TOTAL CORPORATE BONDS & NOTES (COST $242,301,821)                                                                   241,325,792
                                                                                                                 --------------

FOREIGN CORPORATE BONDS - 3.99%
     250,000  AMOCO ARGENTINA OIL COMPANY                                           6.63         09/15/2005             252,296
   3,450,000  BRITISH SKY BROADCASTING GROUP PLC                                    8.20         07/15/2009           3,892,376
     250,000  CHEVRON TEXACO CAPITAL COMPANY                                        3.50         09/17/2007             247,984
   2,500,000  DEUTSCHE TELEKOM INTERNATIONAL FINANCE BV                             8.50         06/15/2010           2,913,697
   2,700,000  ENCANA CORPORATION                                                    4.60         08/15/2009           2,714,888
     250,000  FRANCE TELECOM                                                        7.45         03/01/2006             256,597
   5,360,000  KFW                                                                   3.50         03/14/2008           5,307,113
   3,170,000  PREFERRED TERM SECURITIES XV+/-++                                     4.62         09/26/2034           3,177,925
     600,000  REGIONAL DIVERSIFIED FUNDING+/-++                                     4.45         01/25/2036             601,860
   3,000,000  TELUS CORPORATION                                                     7.50         06/01/2007           3,181,728

TOTAL FOREIGN CORPORATE BONDS (COST $22,538,462)                                                                     22,546,464
                                                                                                                 --------------

MUNICIPAL BONDS & NOTES - 1.75%
   5,250,000  CALIFORNIA STATEWIDE COMMUNITIES DEVELOPMENT AUTHORITY (HOUSING
              REVENUE LOC)+/-SS.                                                    4.70         05/15/2029           5,250,000
   3,015,000  CSUCI FINANCING AUTHORITY OF CALIFORNIA (COLLEGE AND UNIVERSITY
              REVENUE LOC)+/-SS.                                                    3.79         08/01/2044           2,985,303
     750,000  SANTA CRUZ COUNTY AZ IDA (INDUSTRIAL DEVELOPMENT REVENUE LOC)+/-SS.   4.75         08/01/2020             747,045
     915,000  TOBACCO SETTLEMENT AUTHORITY OF IOWA (EXCISE TAX REVENUE LOC)         6.79         06/01/2010             911,532
                                                                                                                 --------------

TOTAL MUNICIPAL BONDS & NOTES (COST $9,932,162)                                                                       9,893,880
                                                                                                                 --------------

US TREASURY SECURITIES - 1.10%

US TREASURY BILLS - 0.01%
      53,000  US TREASURY BILL^@                                                    2.77         06/02/2005              52,997
                                                                                                                 --------------

US TREASURY NOTES - 1.09%
   3,000,000  US TREASURY NOTE<<                                                    1.88         01/31/2006           2,972,343
   3,000,000  US TREASURY NOTE<<                                                    3.00         02/15/2008           2,951,835
     250,000  US TREASURY NOTE<<                                                    2.63         05/15/2008             242,949

                                                                                                                      6,167,127
                                                                                                                 --------------

TOTAL US TREASURY SECURITIES (COST $6,238,367)                                                                        6,220,124
                                                                                                                 --------------

COLLATERAL FOR SECURITIES LENDING - 12.48%

SHARES

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 0.50%
   2,851,322  SHORT TERM INVESTMENT COMPANY MONEY MARKET FUND                                                         2,851,322
                                                                                                                 --------------

WELLS FARGO ADVANTAGE INCOME FUNDS      PORTFOLIO OF INVESTMENTS -- MAY 31, 2005
--------------------------------------------------------------------------------

   SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                    INTEREST RATE    MATURITY DATE         VALUE
COLLATERAL INVESTED IN OTHER ASSETS - 11.98%
$  1,999,998  ALLIANCE & LEICESTER PLC                                              3.29%        09/19/2005      $    1,979,958
     924,999  ANZ (DELAWARE) INCORPORATED                                           3.08         06/03/2005             924,842
   1,999,998  ATLANTIC ASSET SECURITIZATION CORPORATION                             3.07         06/22/2005           1,996,478
   1,593,998  ATOMIUM FUNDING CORPORATION                                           3.06         06/22/2005           1,591,193
     500,000  ATOMIUM FUNDING CORPORATION                                           3.14         07/14/2005             498,159
   2,999,997  BANCO BILBAO VIZCAYA ARGENTARIA                                       3.07         06/01/2005           2,999,997
   1,199,999  BANK OF IRELAND                                                       3.07         06/03/2005           1,199,795
     250,000  BEAR STEARNS COMPANY INCORPORATED SERIES MTNB                         3.21         01/17/2006             250,095
   2,999,997  BLUE SPICE LLC                                                        3.06         06/01/2005           2,999,997
     300,000  BNP PARIBAS CANADA                                                    3.23         08/31/2005             297,513
   1,799,998  CEDAR SPRINGS CAPITAL COMPANY LLC                                     3.22         08/11/2005           1,788,604
   1,999,998  CORPORATE ASSET SECURITIZATION AUSTRALIA LIMITED                      3.06         06/22/2005           1,996,478
  26,999,973  DEUTSCHE BANK REPURCHASE AGREEMENT
              (MATURITY VALUE $27,002,275)                                          3.07         06/01/2005          26,999,973
   1,599,998  DEXIA DELAWARE LLC                                                    3.27         09/19/2005           1,583,966
     250,000  FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                        3.08         06/29/2005             249,412
   1,999,998  GEORGE STREET FINANCE LLC                                             3.05         06/20/2005           1,996,818
   1,999,998  KLIO FUNDING CORPORATION                                              3.05         06/20/2005           1,996,818
     999,999  KLIO FUNDING CORPORATION                                              3.06         06/27/2005             997,819
   2,999,997  KLIO FUNDING CORPORATION                                              3.07         06/29/2005           2,992,947
   1,999,998  LIBERTY LIGHT US CAPITAL SERIES MTN                                   3.06         05/26/2006           1,999,638
   1,999,998  LIBERTY STREET FUNDING CORPORATION                                    3.26         08/15/2005           1,986,618
   2,383,998  PERRY GLOBAL FUNDING LIMITED                                          3.23         08/11/2005           2,368,907
   2,999,997  TOTAL CAPITAL S.A.                                                    3.07         06/01/2005           2,999,997
   2,999,997  TRANSAMERICA ASSET FUNDING CORPORATION                                3.07         06/01/2005           2,999,997

                                                                                                                     67,696,019
                                                                                                                 --------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $70,547,341)                                                           70,547,341
                                                                                                                 --------------

SHARES

SHORT-TERM INVESTMENTS - 2.26%
       12,785,550   WELLS FARGO ADVANTAGE MONEY MARKET TRUST~++                                                      12,785,550
                                                                                                                 --------------

TOTAL SHORT-TERM INVESTMENTS (COST $12,785,550)                                                                      12,785,550
                                                                                                                 --------------

TOTAL INVESTMENTS IN SECURITIES
(COST $635,330,147)*                             112.17%                                                         $  633,990,212
OTHER ASSETS AND LIABILITIES, NET                (12.17)                                                            (68,808,455)
                                                 ------                                                          --------------
TOTAL NET ASSETS                                 100.00%                                                         $  565,181,757
                                                 ======                                                          ==============

PORTFOLIO OF INVESTMENTS -- MAY 31, 2005      WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

   SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

+/-   VARIABLE RATE INVESTMENTS.

(C) INTEREST-ONLY SECURITIES ENTITLE HOLDERS TO RECEIVE ONLY THE INTEREST PAYMENTS ON THE UNDERLYING MORTGAGES. THE YIELD TO MATURITY OF AN INTEREST-ONLY IS EXTREMELY SENSITIVE TO THE RATE OF PRINCIPAL PAYMENTS ON THE UNDERLYING MORTGAGE ASSETS. A RAPID (SLOW) RATE OF PRINCIPAL REPAYMENTS MAY HAVE ADVERSE (POSITIVE) EFFECT ON YIELD TO MATURITY. THE PRINCIPAL AMOUNT SHOWN IS THE NOTIONAL AMOUNT OF THE UNDERLYING MORTGAGES. INTEREST RATE DISCLOSED REPRESENTS THE YIELD BASED UPON THE ESTIMATED TIMING OF FUTURE CASH FLOWS.

(I)   ILLIQUID SECURITY.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4 (2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

^     ZERO COUPON/ STEPPED COUPON BOND. INTEREST RATE PRESENTED IS YIELD TO
      MATURITY.

SS. THESE SECURITIES ARE SUBJECT TO A DEMAND FEATURE WHICH REDUCES THE EFFECTIVE MATURITY.

@     SECURITY PLEDGED AS COLLATERAL FOR FUTURES TRANSACTIONS.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

++    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $12,785,550.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $635,339,174 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

      GROSS UNREALIZED APPRECIATION                              $    8,681,883
      GROSS UNREALIZED DEPRECIATION                                 (10,030,847)
                                                                 --------------
      NET UNREALIZED APPRECIATION (DEPRECIATION)                 $   (1,348,964)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE INCOME FUNDS      PORTFOLIO OF INVESTMENTS -- MAY 31, 2005
--------------------------------------------------------------------------------

   SHORT-TERM HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                    INTEREST RATE    MATURITY DATE        VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 0.29%
$    474,134  SALOMON BROTHERS MORTGAGE SECURITIES VII SERIES 1994-5
              CLASS B2+/-(I)                                                        4.00%         04/25/2024     $      476,503

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $455,378)                                                               476,503
                                                                                                                 --------------

CORPORATE BONDS & NOTES - 67.38%

APPAREL & ACCESSORY STORES - 1.38%
   2,000,000  GAP INCORPORATED                                                      9.80          12/15/2008          2,306,112
                                                                                                                 --------------

APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS - 1.57%
   2,402,000  WILLIAM CARTER COMPANY SERIES B                                      10.88          08/15/2011          2,630,190
                                                                                                                 --------------

BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS - 3.06%
   1,740,000  DR HORTON INCORPORATED                                                7.50          12/01/2007          1,844,090
   1,400,000  RYLAND GROUP INCORPORATED                                             9.75          09/01/2010          1,503,632
   1,750,000  STANDARD-PACIFIC CORPORATION                                          6.50          10/01/2008          1,776,250

                                                                                                                      5,123,972
                                                                                                                 --------------

BUSINESS SERVICES - 0.49%
   725,000    BRICKMAN GROUP LIMITED SERIES B                                      11.75          12/15/2009            819,250
                                                                                                                --------------

CHEMICALS & ALLIED PRODUCTS - 4.01%
   1,915,000  FMC CORPORATION SERIES MTNA                                           7.00          05/15/2008          1,972,450
   2,415,000  IMC GLOBAL INCORPORATED                                              10.88          06/01/2008          2,692,725
   1,900,000  MILLENNIUM AMERICA INCORPORATED                                       9.25          06/15/2008          2,047,250

                                                                                                                      6,712,425
                                                                                                                 --------------

COMMUNICATIONS - 10.39%
   2,500,000  AT&T CORPORATION SERIES MTNA                                          8.35          05/15/2025          2,587,500
   2,495,000  CITIZENS COMMUNICATIONS COMPANY                                       7.60          06/01/2006          2,544,900
   1,915,000  CSC HOLDINGS INCORPORATED                                             7.88          12/15/2007          1,998,781
   2,970,000  LENFEST COMMUNICATIONS INCORPORATED                                  10.50          06/15/2006          3,147,618
   1,000,000  MCI INCORPORATED                                                      6.91          05/01/2007          1,016,250
   2,000,000  NEXTMEDIA OPERATING INCORPORATED                                     10.75          07/01/2011          2,180,000
   1,915,000  PANAMSAT CORPORATION                                                  6.38          01/15/2008          1,934,150
   2,000,000  PAXSON COMMUNICATION CORPORATION+/-++                                 5.89          01/15/2010          2,000,000

                                                                                                                     17,409,199
                                                                                                                 --------------

ELECTRIC, GAS & SANITARY SERVICES - 5.78%
   1,475,000  ALLIED WASTE NORTH AMERICA SERIES B                                   8.88          04/01/2008          1,541,375
   2,000,000  CMS ENERGY CORPORATION                                                7.50          01/15/2009          2,075,000
   1,724,193  MIDLAND FUNDING II SERIES A                                          11.75          07/23/2005          1,740,033
   2,490,000  SIERRA PACIFIC POWER COMPANY SERIES A                                 8.00          06/01/2008          2,658,075
   1,615,000  TXU ENERGY COMPANY LLC                                                6.13          03/15/2008          1,672,205

                                                                                                                      9,686,688
                                                                                                                 --------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
EQUIPMENT - 3.13%
   3,500,000  AMETEK INCORPORATED                                                   7.20          07/15/2008          3,759,878
   1,435,000  FREESCALE SEMICONDUCTOR INCORPORATED+/-                               5.89          07/15/2009          1,485,225

                                                                                                                      5,245,103
                                                                                                                 --------------

PORTFOLIO OF INVESTMENTS -- MAY 31, 2005      WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

   SHORT-TERM HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                     INTEREST RATE   MATURITY DATE        VALUE
FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 1.18%
$  1,915,000  BALL CORPORATION                                                      7.75%         08/01/2006     $    1,982,025
                                                                                                                 --------------

FOOD & KINDRED PRODUCTS - 0.91%
   1,440,000  CONSTELLATION BRANDS INCORPORATED SERIES B                            8.00          02/15/2008          1,526,400
                                                                                                                 --------------

HEALTH SERVICES - 4.50%
   2,000,000  ALLIANCE IMAGING INCORPORATED                                        10.38          04/15/2011          2,190,000
   3,160,000  FRESENIUS MEDICAL CARE CAPITAL TRUST II                               7.88          02/01/2008          3,310,100
   1,915,000  MAGELLAN HEALTH SERVICES INCORPORATED SERIES A                        9.38          11/15/2008          2,034,687

                                                                                                                      7,534,787
                                                                                                                 --------------

HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES - 1.32%
   2,000,000  TEMPUR-PEDIC                                                         10.25          08/15/2010          2,220,000
                                                                                                                 --------------

HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES - 4.74%
   2,185,000  AMERISTAR CASINOS INCORPORATED                                       10.75          02/15/2009          2,387,112
   2,000,000  CHUMASH CASINO & RESORT ENTERPRISE++                                  9.00          07/15/2010          2,160,000
   2,500,000  HANOVER EQUIPMENT TRUST SERIES B                                      8.75          09/01/2011          2,593,750
     779,000  HMH PROPERTIES INCORPORATED SERIES B                                  7.88          08/01/2008            792,633

                                                                                                                      7,933,495
                                                                                                                 --------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 1.18%
   1,885,000  AGCO CORPORATION                                                      9.50          05/01/2008          1,979,250
                                                                                                                 --------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL
GOODS - 1.45%
   2,300,000  BAUSCH & LOMB INCORPORATED                                            6.95          11/15/2007          2,426,038
                                                                                                                 --------------

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.97%
   1,500,000  JACUZZI BRANDS INCORPORATED                                           9.63          07/01/2010          1,620,000
                                                                                                                 --------------

MISCELLANEOUS RETAIL - 2.44%
   1,828,000  MICHAELS STORES INCORPORATED                                          9.25          07/01/2009          1,919,400
   2,000,000  RITE AID CORPORATION                                                 12.50          09/15/2006          2,160,000

                                                                                                                      4,079,400
                                                                                                                 --------------

NON-DEPOSITORY CREDIT INSTITUTIONS - 0.57%
   1,000,000  FORD MOTOR CREDIT COMPANY                                             4.95          01/15/2008            947,945
                                                                                                                 --------------

OIL & GAS EXTRACTION - 1.95%
   2,895,560  PORT ARTHUR FINANCE CORPORATION                                      12.50          01/15/2009          3,271,983
                                                                                                                 --------------

PAPER & ALLIED PRODUCTS - 2.39%
   2,675,000  GEORGIA-PACIFIC CORPORATION                                           7.50          05/15/2006          2,748,563
   1,220,000  SMURFIT-STONE CONTAINER ENTERPRISES INCORPORATED                      9.25          02/01/2008          1,259,650

                                                                                                                      4,008,213
                                                                                                                 --------------

PERSONAL SERVICES - 1.09%
   1,775,000  SERVICE CORPORATION INTERNATIONAL US                                  7.20          06/01/2006          1,823,813
                                                                                                                 --------------

PIPELINES, EXCEPT NATURAL GAS - 1.26%
   2,105,000  PLAINS ALL AMERICAN PIPELINE LP PAA FINANCE CORPORATION               4.75          08/15/2009          2,108,831
                                                                                                                 --------------

WELLS FARGO ADVANTAGE INCOME FUNDS      PORTFOLIO OF INVESTMENTS -- MAY 31, 2005
--------------------------------------------------------------------------------

   SHORT-TERM HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                    INTEREST RATE    MATURITY DATE        VALUE
PRIMARY METAL INDUSTRIES - 2.28%
$  2,000,000  EARLE M JORGENSEN COMPANY                                             9.75%         06/01/2012     $    2,120,000
   1,500,000  UNITED STATES STEEL LLC                                              10.75          08/01/2008          1,695,000

                                                                                                                      3,815,000
                                                                                                                 --------------

PRINTING, PUBLISHING & ALLIED INDUSTRIES - 3.99%
   2,000,000  DEX MEDIA EAST LLC/DEX MEDIA EAST FINANCE COMPANY                     9.88          11/15/2009          2,215,000
   2,000,000  HUNTSMAN ADVANCED MATERIALS LLC+/-++                                 10.89          07/15/2008          2,105,000
   1,310,000  PRIMEDIA INCORPORATED                                                 7.63          04/01/2008          1,319,825
   1,000,000  UCAR FINANCE INCORPORATED                                            10.25          02/15/2012          1,035,000

                                                                                                                      6,674,825
                                                                                                                 --------------

TRANSPORTATION EQUIPMENT - 3.64%
   2,075,000  ARVINMERITOR INCORPORATED                                             6.63          06/15/2007          2,059,438
   1,500,000  GENERAL MOTORS ACCEPTANCE CORPORATION+/-                              4.13          03/20/2007          1,434,300
   2,580,000  ITT CORPORATION                                                       6.75          11/15/2005          2,602,575

                                                                                                                      6,096,313
                                                                                                                 --------------

WHOLESALE TRADE NON-DURABLE GOODS - 1.71%
   2,635,000  AMERISOURCEBERGEN CORPORATION                                         8.13          09/01/2008          2,858,975
                                                                                                                 --------------

TOTAL CORPORATE BONDS & NOTES (COST $113,093,323)                                                                   112,840,232
                                                                                                                 --------------

FOREIGN CORPORATE BONDS - 6.40%
   2,550,000  BRITISH SKY BROADCASTING GROUP PLC                                    8.20          07/15/2009          2,876,974
   1,000,000  CP SHIPS LIMITED                                                     10.38          07/15/2012          1,120,000
   2,490,000  CROWN CORK & SEAL FINANCE PLC                                         7.00          12/15/2006          2,552,250
   2,030,000  NOVA CHEMICALS CORPORATION SERIES MTN                                 7.40          04/01/2009          2,088,362
   2,000,000  ROGERS WIRELESS INCORPORATED+/-                                       6.14          12/15/2010          2,085,000

TOTAL FOREIGN CORPORATE BONDS (COST $10,744,566)                                                                     10,722,586
                                                                                                                 --------------

TERM LOANS - 23.60%
     808,409  ACCURIDE INTERNATIONAL INCORPORATED TERM LOAN+/-++                    5.31          01/06/2012            806,897
   2,000,000  CHARTER COMMUNICATIONS TERM LOAN+/-++                                 6.19          04/27/2010          1,982,500
   1,836,066  CONSOLIDATED COMMUNICATIONS ACQUISITION TEXAS INCORPORATED
              TERM LOAN+/-++                                                        5.35          03/18/2010          1,854,426
   1,544,283  DEX MEDIA WEST LLC TERM LOAN B+/-++                                   4.77          09/10/2010          1,551,448
   3,000,000  DIRECTV TERM LOAN+/-++                                                4.59          04/08/2013          3,003,120
   2,310,000  GOODYEAR TIRE & RUBBER COMPANY TERM LOAN B+/-++                       5.89          04/08/2010          2,294,985
     997,500  GRAHAM PACKAGING COMPANY LP TERM LOAN+/-++                            5.64          09/15/2011          1,006,228
   1,447,235  INVISTA TERM LOAN B+/-++                                              5.31          04/30/2011          1,458,090
   1,000,000  KERR-MCGEE CORPORATION TERM LOAN B+/-++                               5.79          05/19/2011          1,010,000
   2,970,000  LIFEPOINT INCORPORATED TERM LOAN B+/-++                               4.72          04/15/2012          2,970,921
     876,908  MIDWEST GENERATION LLC TERM LOAN+/-++                                 5.32          04/05/2011            881,845
   1,887,244  MUELLER GROUP INCORPORATED TERM LOAN+/-++                             5.89          03/24/2011          1,903,757
   2,497,069  NALCO COMPANY TERM LOAN B+/-++                                        5.03          11/01/2010          2,520,867
   2,000,000  NEW PAGE CORPORATION TERM LOAN B+/-++                                 8.00          04/07/2011          2,005,000
     496,869  NEW SKIES SATELLITES TERM LOAN+/-++                                   5.69          05/04/2011            498,981
     992,500  NORTEK HOLDINGS INCORPORATED TERM LOAN+/-++                           5.59          07/28/2011          1,000,877
     935,000  POLYPORE INTERNATIONAL INCORPORATED TERM LOAN+/-++                    5.35          05/14/2010            943,181
   3,575,000  QWEST TERM LOAN A+/-++                                                7.39          06/30/2007          3,667,342

PORTFOLIO OF INVESTMENTS -- MAY 31, 2005      WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

   SHORT-TERM HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                    INTEREST RATE    MATURITY DATE          VALUE
TERM LOANS - 23.60%
$  2,399,812  REGAL CINEMAS CORPORATION TERM LOAN B+/-++                            5.09%         10/19/2010     $    2,412,555
   1,000,000  SPECTRUM BRANDS INCORPORATED TERM LOAN+/-++                           4.75          02/07/2012          1,012,500
   2,939,901  TRIAD HOSPITALS INCORPORATED TERM LOAN B+/-++                         5.36          01/04/2008          2,966,684
     776,000  VISANT CORPORATION TERM LOAN B+/-++                                   5.19          09/30/2011            780,850
     990,000  WARNER MUSIC GROUP TERM LOAN+/-++                                     5.45          03/18/2010            990,416

TOTAL TERM LOANS (COST $39,267,106)                                                                                  39,523,470
                                                                                                                 --------------

SHORT-TERM INVESTMENTS - 1.31%
   2,200,015  WELLS FARGO ADVANTAGE MONEY MARKET TRUST~++                                                             2,200,015
                                                                                                                 --------------

SHARES

TOTAL SHORT-TERM INVESTMENTS (COST $2,200,015)                                                                        2,200,015
                                                                                                                 --------------

TOTAL INVESTMENTS IN SECURITIES
(COST $165,760,388)*                              98.98%                                                         $  165,762,806
OTHER ASSETS AND LIABILITIES, NET                  1.02                                                               1,705,027
                                                 ------                                                          --------------
TOTAL NET ASSETS                                 100.00%                                                         $  167,467,833
                                                 ======                                                          ==============

+/-   VARIABLE RATE INVESTMENTS.

(I)   ILLIQUID SECURITY.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4 (2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

++    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $2,200,015.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $165,760,388 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

      GROSS UNREALIZED APPRECIATION                                 $ 1,219,690
      GROSS UNREALIZED DEPRECIATION                                  (1,217,272)
                                                                    -----------
      NET UNREALIZED APPRECIATION (DEPRECIATION)                    $     2,418

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE INCOME FUNDS      PORTFOLIO OF INVESTMENTS -- MAY 31, 2005
--------------------------------------------------------------------------------

   ULTRA SHORT-TERM INCOME FUND
--------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                    INTEREST RATE    MATURITY DATE        VALUE
AGENCY NOTES - INTEREST BEARING - 0.45%
$  5,000,000  FHLB<<                                                                4.13%         03/24/2008     $    5,002,850

TOTAL AGENCY NOTES - INTEREST BEARING (COST $4,974,907)                                                               5,002,850
                                                                                                                 --------------

AGENCY SECURITIES - 9.68%

FEDERAL HOME LOAN MORTGAGE CORPORATION - 2.77%
     449,230  FHLMC #1B0128+/-                                                      6.16          09/01/2031            456,914
      91,380  FHLMC #1B0145+/-                                                      6.03          10/01/2031             93,521
     638,366  FHLMC #555243                                                         9.00          11/01/2016            693,220
   1,399,488  FHLMC #555427                                                         9.50          09/01/2020          1,602,866
     611,148  FHLMC #555490                                                         9.50          12/01/2016            663,681
   4,127,238  FHLMC #555519<<                                                       9.00          12/01/2016          4,501,860
   1,194,289  FHLMC #788792+/-                                                      6.15          01/01/2029          1,248,484
   2,514,421  FHLMC #789272<<+/-                                                    5.66          04/01/2032          2,612,678
     330,066  FHLMC #846989+/-                                                      5.64          06/01/2031            335,815
     653,972  FHLMC #846990+/-                                                      6.14          10/01/2031            672,032
   1,383,680  FHLMC #884013<<                                                      10.50          05/01/2020          1,580,060
     948,970  FHLMC #A01734<<                                                       9.00          08/01/2018          1,034,247
     363,562  FHLMC #A01849                                                         9.50          05/01/2020            414,084
   2,112,450  FHLMC #C64637<<                                                       7.00          06/01/2031          2,230,982
   2,852,619  FHLMC #G01126<<                                                       9.50          12/01/2022          3,145,443
   2,005,372  FHLMC #G11150<<                                                       7.50          12/01/2011          2,100,314
   1,603,330  FHLMC #G11200<<                                                       8.00          01/01/2012          1,706,845
   1,746,657  FHLMC #G11229<<                                                       8.00          01/01/2013          1,858,374
   1,359,444  FHLMC #G11391<<                                                       7.50          06/01/2012          1,439,356
   1,774,883  FHLMC #G40362<<                                                       5.00          05/01/2006          1,784,814
     756,575  FHLMC #G80118                                                        10.00          11/17/2021            875,668

                                                                                                                     31,051,258
                                                                                                                 --------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 5.24%
     945,193  FNMA #100001                                                          9.00          02/15/2020          1,055,035
     852,487  FNMA #100256                                                          9.00          10/15/2021            946,448
   1,233,769  FNMA #100259<<                                                        7.50          12/15/2009          1,281,925
     385,235  FNMA #190722                                                          9.50          03/01/2021            431,089
   1,042,997  FNMA #190909                                                          9.00          06/01/2024          1,164,670
   1,635,059  FNMA #252870<<                                                        7.00          11/01/2014          1,718,199
     825,851  FNMA #310010                                                          9.50          12/01/2020            949,216
     209,354  FNMA #323069                                                          9.00          11/01/2007            209,815
      25,329  FNMA #323498                                                          9.50          12/01/2009             25,310
   3,265,818  FNMA #323534<<                                                        9.00          12/01/2016          3,612,211
   2,300,303  FNMA #340181<<                                                        7.00          12/01/2010          2,410,955
     927,571  FNMA #344890<<                                                       10.25          09/01/2021          1,069,921
     502,967  FNMA #379046                                                          9.50          03/01/2010            525,314
     930,977  FNMA #392647                                                          9.00          10/01/2013            976,736
     136,080  FNMA #426817                                                         10.00          12/01/2009            137,746
     701,691  FNMA #458004                                                         10.00          03/20/2018            787,120
     209,629  FNMA #522159+/-                                                       7.10          02/01/2030            211,957
     935,581  FNMA #523850<<                                                       10.50          10/01/2014          1,022,616
   1,892,254  FNMA #535807<<                                                       10.50          04/01/2022          2,181,451

PORTFOLIO OF INVESTMENTS -- MAY 31, 2005      WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

   ULTRA SHORT-TERM INCOME FUND
--------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                    INTEREST RATE    MATURITY DATE        VALUE
FEDERAL NATIONAL MORTGAGE ASSOCIATION (CONTINUED)
$  2,779,704  FNMA #545117+/-                                                       6.67%         12/01/2040     $    2,877,118
   2,484,068  FNMA #545131<<                                                        8.00          03/01/2013          2,615,742
     671,391  FNMA #545157<<                                                        8.50          11/01/2012            708,576
   2,821,198  FNMA #545325<<                                                        8.50          07/01/2017          3,056,843
   1,395,170  FNMA #545460<<+/-                                                     5.82          11/01/2031          1,440,647
     695,778  FNMA #591199+/-                                                       6.07          08/01/2031            707,051
   5,045,341  FNMA #598559<<                                                        6.50          08/01/2031          5,291,035
     184,704  FNMA #604060+/-                                                       5.96          09/01/2031            190,964
   1,290,365  FNMA #604689<<+/-                                                     6.39          10/01/2031          1,326,124
   1,417,190  FNMA #635070<<+/-                                                     5.14          05/01/2032          1,452,195
   1,162,073  FNMA #646643<<+/-                                                     5.90          06/01/2032          1,185,111
   1,191,709  FNMA #660508<<                                                        7.00          05/01/2013          1,252,541
  14,719,948  FNMA #724657<<+/-                                                     5.55          07/01/2033         15,348,718
     656,276  FNMA #8243                                                           10.00          01/01/2010            709,507

                                                                                                                     58,879,906
                                                                                                                 --------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 1.67%
     269,849  GNMA #780253                                                          9.50          11/15/2017            297,558
   1,078,755  GNMA #780267<<                                                        9.00          11/15/2017          1,188,854
     961,413  GNMA #780664<<                                                       10.00          10/20/2017          1,093,115
   3,137,882  GNMA #781310<<                                                        8.00          01/15/2013          3,314,780
   3,357,743  GNMA #781311<<                                                        7.50          02/15/2013          3,518,761
   5,106,282  GNMA #781540<<                                                        7.00          05/15/2013          5,365,658
   3,732,062  GNMA #781614<<                                                        7.00          06/15/2033          3,994,288

                                                                                                                     18,773,014
                                                                                                                 --------------

TOTAL AGENCY SECURITIES (COST $104,262,064)                                                                         108,704,178
                                                                                                                 --------------

ASSET-BACKED SECURITIES - 22.39%
   8,700,000  AAMES MORTGAGE TRUST SERIES 2003-1 CLASS M1+/-                        3.77          10/25/2033          8,793,633
  10,958,000  ACCREDITED MORTGAGE LOAN TRUST SERIES 2004-3 CLASS 1A2+/-             3.44          10/25/2034         10,844,574
  20,193,908  AIRPLANES PASS THROUGH TRUST SERIES 1R CLASS B+/-^^(I)                3.56          03/15/2019          2,827,147
   8,143,266  ASSET BACKED SECURITIES CORPORATION HOME EQUITY SERIES 2003-HE6
              CLASS AIO(C)                                                          4.00          11/25/2033            159,917
  10,000,000  BANK ONE ISSUANCE TRUST SERIES 2004-B1 CLASS B1+/-                    3.41          03/15/2012         10,058,329
   6,300,000  CAPITAL ONE PRIME AUTO RECEIVABLES TRUST SERIES 2004-3 CLASS A2       3.04          07/15/2007          6,277,524
   9,616,821  CDC MORTGAGE CAPITAL TRUST SERIES 2003-HE4 CLASS M1+/-                3.74          03/25/2034          9,654,252
   7,400,000  CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES SERIES
              2003-5 CLASS 2M1+/-                                                   3.69          05/25/2033          7,434,774
   1,110,202  CLYDESDALE CBO I LIMITED SERIES 1A CLASS A1+/-++                      3.30          03/25/2011          1,111,589
   5,247,121  CONTIMORTGAGE NET INTEREST MARGIN NOTES SERIES 1997-A
              CLASS A(I)+                                                           7.23          07/16/2028              1,574
   4,783,236  COUNTRYWIDE ASSET-BACKED CERTIFICATES SERIES 2004-7
              CLASS AF1+/-                                                          3.29          10/25/2022          4,785,201
   6,845,027  COUNTRYWIDE HOME EQUITY LOAN TRUST SERIES 2002-C CLASS A+/-           3.33          05/15/2028          6,850,319
   2,629,504  COUNTRYWIDE HOME EQUITY LOAN TRUST SERIES 2004-I CLASS A+/-           3.38          02/15/2034          2,637,994
  11,524,070  COUNTRYWIDE HOME EQUITY LOAN TRUST SERIES 2004-Q CLASS 2A+/-          3.39          12/15/2033         11,553,775
  18,500,000  DAIMLERCHRYSLER AUTO TRUST SERIES 2005-A CLASS M1                     3.17          09/08/2007         18,446,182
  17,515,289  DUKE FUNDING LIMITED SERIES 2000-1A CLASS A+/-++                      3.27          11/10/2030         17,515,289
 156,279,616  EASTMAN HILL FUNDING LIMITED SERIES 1A CLASS A2(I)(C)                 0.83          09/29/2031          4,344,573
   1,186,733  EDUCAP INCORPORATED SERIES 1993-A CLASS A3+/-(I)                      3.86          08/20/2008          1,187,433
   4,843,437  EPIC TRUST SERIES 1996-1 CLASS B+/-^^(I)++                            5.12          09/25/2009             96,869

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--------------------------------------------------------------------------------

   ULTRA SHORT-TERM INCOME FUND
--------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                    INTEREST RATE    MATURITY DATE        VALUE
ASSET-BACKED SECURITIES (CONTINUED)
$  1,314,960  EPIC TRUST SERIES 1996-1 CLASS C+/-^^(I)++                           10.00%         09/25/2009     $       13,149
   6,771,672  EQUIFIRST MORTGAGE LOAN TRUST SERIES 2003-2 CLASS 3A3+/-              2.47          09/25/2033          6,774,148
   2,365,280  FIRST FRANKLIN MORTGAGE LOAN ASSET BACKED CERTIFICATES
              SERIES 2000-FF1 CLASS M1+/-                                           3.92          09/25/2030          2,366,345
   5,500,000  FLEET COMMERCIAL LOAN MASTER LLC SERIES 2000-1A CLASS B2+/-++         3.85          11/16/2007          5,500,000
   6,500,000  GREEN TREE HOME IMPROVEMENT LOAN TRUST SERIES 1998-E CLASS AV1        7.27          06/15/2028          6,546,875
   8,636,526  GREEN TREE HOME IMPROVEMENT LOAN TRUST SERIES 1998-E CLASS HEM1       6.93          07/15/2028          8,730,556
     952,831  GSAA TRUST SERIES 2004-7 CLASS AV1+/-                                 3.27          06/25/2034            952,781
  12,000,000  HOME EQUITY ASSET TRUST SERIES 2003-6 CLASS M1+/-                     3.79          02/25/2034         12,069,581
   8,200,000  HOME EQUITY ASSET TRUST SERIES 2003-7 CLASS M1+/-                     3.74          03/25/2034          8,232,023
   9,500,000  MORGAN STANLEY ABS CAPITAL I SERIES 2003-NC10 CLASS M1+/-             3.77          10/25/2033          9,546,915
   2,918,996  OAKWOOD MORTGAGE INVESTORS INCORPORATED SERIES 1996-C CLASS A5        7.35          04/15/2027          2,990,454
   2,162,884  PROVIDENT CBO I LIMITED SERIES 1A CLASS A1+/-++                       3.76          12/09/2010          2,168,291
  16,370,079  RESIDENTIAL ASSET MORTGAGE PRODUCTS INCORPORATED SERIES 2003-RZ2
              CLASS AIO(C)                                                          5.75          09/25/2005            271,743
   1,953,032  RESIDENTIAL ASSET MORTGAGE PRODUCTS INCORPORATED SERIES 2003-RZ5
              CLASS A2                                                              3.18          03/25/2027          1,947,935
   1,896,822  RESIDENTIAL ASSET SECURITIES CORPORATION SERIES 2001-KS1
              CLASS AII+/-                                                          3.33          03/25/2032          1,898,565
   9,125,000  RESIDENTIAL ASSET SECURITIES CORPORATION SERIES 2003-KS8
              CLASS MII1+/-                                                         3.72          10/25/2033          9,124,825
  12,240,541  SOUTH STREET CBO LIMITED SERIES 2000-1 CLASS A2L+/-++                 3.97          05/30/2012         12,247,886
  11,000,000  STRUCTURED ASSET INVESTMENT LOAN TRUST SERIES 2003-BC10
              CLASS M1+/-                                                           3.84          10/25/2033         11,041,104
  15,000,000  STRUCTURED ASSET INVESTMENT LOAN TRUST SERIES 2003-BC3
              CLASS M1+/-                                                           4.04          04/25/2033         15,094,009
   3,287,533  TERWIN MORTGAGE TRUST SERIES 2004-21HE CLASS 1A1+/-                   3.57          12/25/2034          3,287,533
   6,000,000  WILLIAM STREET FUNDING CORPORATION CLASS 2005-1 CLASS A+/-++          3.04          01/23/2011          6,000,000

TOTAL ASSET-BACKED SECURITIES (COST $280,841,959)                                                                   251,385,666
                                                                                                                 --------------

COLLATERALIZED MORTGAGE OBLIGATIONS - 30.19%
   1,164,140  ASSET SECURITIZATION CORPORATION SERIES 1995-D1 CLASS A1              7.59          07/11/2027          1,213,087
   6,172,602  ASSET SECURITIZATION CORPORATION SERIES 1995-MD4 CLASS A1             7.10          08/13/2029          6,268,434
  37,285,294  BANC OF AMERICA COMMERCIAL MORTGAGE INCORPORATED SERIES 2001-PB1
              CLASS XP+/-(C)++                                                      1.53          05/11/2035          2,731,498
   5,016,201  BANC OF AMERICA LARGE LOAN SERIES 2003-BBA2 CLASS F+/-++              3.99          11/15/2015          5,051,865
  15,075,000  BEAR STEARNS ASSET BACKED SECURITIES INCORPORATED
              SERIES 2003-AC2 CLASS AIO(C)                                          5.00          10/25/2005            246,377
     734,684  CITICORP MORTGAGE SECURITIES INCORPORATED SERIES 1992-7
              CLASS A+/-(I)                                                         4.13          03/25/2022            737,356
     745,809  COLLATERALIZED MORTGAGE OBLIGATION TRUST SERIES 66 CLASS Z            8.00          09/20/2021            745,437
 125,124,626  COUNTRYWIDE ALTERNATIVE LOAN TRUST SERIES 2004-J9
              CLASS 1AIO+/-(C)                                                      1.40          03/25/2007          1,420,965
   2,518,653  COUNTRYWIDE ALTERNATIVE LOAN TRUST SERIES J8 CLASS 4A1                6.00          02/25/2017          2,590,028
   1,580,174  COUNTRYWIDE HOME LOAN MORTGAGE PASS THROUGH TRUST
              SERIES 2001-HYB1 CLASS 2A1+/-                                         4.69          06/19/2031          1,604,383
   2,694,227  COUNTRYWIDE HOME LOAN MORTGAGE PASS THROUGH TRUST
              SERIES 2004-30 CLASS 3A1+/-                                           4.66          09/25/2034          2,777,937
   3,966,396  CS FIRST BOSTON MORTGAGE SECURITIES CORPORATION SERIES 1997-C2
              CLASS A2                                                              6.52          01/17/2035          4,015,693
  81,000,000  CS FIRST BOSTON MORTGAGE SECURITIES CORPORATION SERIES 2001-CF2
              CLASS ACP+/-(C)++                                                     1.17          02/15/2034          2,513,122
 115,383,000  CS FIRST BOSTON MORTGAGE SECURITIES CORPORATION SERIES 2001-CK1
              CLASS ACP+/-(C)++                                                     1.03          12/16/2035          3,061,053
 100,000,000  CS FIRST BOSTON MORTGAGE SECURITIES CORPORATION SERIES 2001-CK6
              CLASS ACP+/-(C)                                                       0.93          08/15/2036          3,022,430
  90,200,000  CS FIRST BOSTON MORTGAGE SECURITIES CORPORATION SERIES 2001-CKN5
              CLASS ACP+/-(C)++                                                     1.94          09/15/2034          5,532,300
   4,000,000  CS FIRST BOSTON MORTGAGE SECURITIES CORPORATION SERIES 2003-TF2A
              CLASS E+/-++                                                          4.04          11/15/2014          4,017,297
   3,000,000  CS FIRST BOSTON MORTGAGE SECURITIES CORPORATION SERIES 2003-TF2A
              CLASS F+/-++                                                          4.19          11/15/2014          3,016,415
   9,248,392  DEUTSCHE ALT-A SECURITIES INCORPORATED ALTERNATE LOAN TRUST
              SERIES 2003-4XS CLASS AIO+/-(C)                                       3.00          11/25/2005            103,788
  19,236,000  DEUTSCHE MORTGAGE SECURITIES INCORPORATED SERIES 2004-2
              CLASS AIO+/-(C)                                                       3.50          02/25/2006            246,461
   7,754,104  DLJ COMMERCIAL MORTGAGE CORPORATION SERIES 2000-CF1 CLASS A1A         7.45          06/10/2033          7,942,631
     965,419  DLJ MORTGAGE ACCEPTANCE CORPORATION SERIES 1990-2 CLASS A+/-(I)       4.09          01/25/2022            962,801
     192,068  DLJ MORTGAGE ACCEPTANCE CORPORATION SERIES 1991-3 CLASS A1+/-(I)      3.83          02/20/2021            190,871

PORTFOLIO OF INVESTMENTS -- MAY 31, 2005      WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

   ULTRA SHORT-TERM INCOME FUND
--------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                    INTEREST RATE    MATURITY DATE        VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
$  3,265,567  FHLMC STRUCTURED PASS-THROUGH SECURITIES SERIES T-42 CLASS A6         9.50%         02/25/2042     $    3,599,339
   2,562,486  FNMA GRANTOR TRUST SERIES 2000-T6 CLASS A2                            9.50          06/25/2030          2,804,473
   7,221,744  FNMA GRANTOR TRUST SERIES 2001-T10 CLASS A3                           9.50          12/25/2041          7,974,738
   6,268,662  FNMA GRANTOR TRUST SERIES 2001-T12 CLASS A3                           9.50          08/25/2041          6,924,541
  12,693,788  FNMA GRANTOR TRUST SERIES 2001-T8 CLASS A3+/-                         4.74          07/25/2041         12,891,166
   7,016,639  FNMA GRANTOR TRUST SERIES 2002-T1 CLASS A4                            9.50          11/25/2031          7,605,717
     690,834  FNMA SERIES 1988-4 CLASS Z                                            9.25          03/25/2018            745,045
   1,024,892  FNMA SERIES 1988-5 CLASS Z                                            9.20          03/25/2018          1,087,936
     415,497  FNMA SERIES 1988-9 CLASS Z                                            9.45          04/25/2018            455,267
   1,223,631  FNMA SERIES 1989-30 CLASS Z<<                                         9.50          06/25/2019          1,339,251
     302,174  FNMA SERIES 1989-49 CLASS E                                           9.30          08/25/2019            327,076
     266,064  FNMA SERIES 1990-111 CLASS Z                                          8.75          09/25/2020            281,520
     629,559  FNMA SERIES 1990-119 CLASS J                                          9.00          10/25/2020            682,615
     329,393  FNMA SERIES 1990-124 CLASS Z                                          9.00          10/25/2020            358,870
   1,450,814  FNMA SERIES 1990-21 CLASS Z<<                                         9.00          03/25/2020          1,598,069
     759,884  FNMA SERIES 1990-27 CLASS Z                                           9.00          03/25/2020            826,074
     421,666  FNMA SERIES 1990-30 CLASS D                                           9.75          03/25/2020            466,000
   1,788,308  FNMA SERIES 1991-132 CLASS Z<<                                        8.00          10/25/2021          1,912,333
     692,571  FNMA SERIES 1992-71 CLASS X                                           8.25          05/25/2022            742,088
   3,762,644  FNMA SERIES G-22 CLASS ZT<<                                           8.00          12/25/2016          4,014,971
   5,491,922  FNMA WHOLE LOAN SERIES 2002-W4 CLASS A6+/-                            4.31          05/25/2042          5,627,938
   5,284,304  FNMA WHOLE LOAN SERIES 2003-W10 CLASS 3A2A                            2.20          07/25/2037          5,233,595
   4,012,152  FNMA WHOLE LOAN SERIES 2003-W11 CLASS A1<<+/-                         5.25          06/25/2033          4,094,541
  16,340,023  FNMA WHOLE LOAN SERIES 2003-W6 CLASS 6A+/-                            4.19          08/25/2042         16,680,863
 140,073,600  GE CAPITAL COMMERCIAL MORTGAGE CORPORATION SERIES 2001-1
              CLASS X2+/-(C)++                                                      0.95          05/15/2033          3,650,962
 181,365,889  GE CAPITAL COMMERCIAL MORTGAGE CORPORATION SERIES 2001-2
              CLASS X2+/-(C)++                                                      1.01          08/11/2033          6,247,039
   6,657,828  GMAC COMMERCIAL MORTGAGE SECURITIES INCORPORATED SERIES 2000-C2
              CLASS A1                                                              7.27          08/16/2033          6,960,583
 131,400,000  GMAC COMMERCIAL MORTGAGE SECURITIES INCORPORATED SERIES 2001-C2
              CLASS X2+/-(C)++                                                      0.69          04/15/2034          3,064,511
   5,098,397  GREENWICH CAPITAL TRUST I CLASS A+/-(I)++                             3.05          02/15/2021          5,211,072
  10,801,698  GSMPS MORTGAGE LOAN TRUST SERIES 2004-4 CLASS 1AF+/-++                3.49          06/25/2034         10,853,719
   9,012,898  GSMPS MORTGAGE LOAN TRUST SERIES 2004-4 CLASS 2A1+/-++                4.22          06/25/2034          9,257,748
   9,361,397  GSR MORTGAGE LOAN TRUST SERIES 2004-1 CLASS 2A2+/-                    5.22          04/25/2032          9,431,049
     576,858  HOUSING SECURITIES INCORPORATED SERIES 1992-8 CLASS E+/-              3.79          06/25/2024            567,080
   4,080,272  IMPAC CMB TRUST SERIES 2003-4 CLASS 3AIO(C)                           6.00          09/25/2005             59,980
  12,800,000  IMPAC SECURED ASSETS CORPORATION SERIES 2003-3 CLASS AIO(C)           5.75          01/25/2006            325,777
  13,096,516  IMPAC SECURED ASSETS CORPORATION SERIES 2004-1 CLASS AIO+/-(C)        3.50          02/25/2006            218,666
 587,815,718  INDYMAC INDEX MORTGAGE LOAN TRUST SERIES 2004-AR14
              CLASS AX1+/-(C)                                                       0.80          01/25/2035          6,877,444
 318,879,778  INDYMAC INDEX MORTGAGE LOAN TRUST SERIES 2004-AR8
              CLASS AX1+/-(C)                                                       0.80          11/25/2034          3,699,006
 248,861,000  JP MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORPORATION
              SERIES 2001-CIB2 CLASS X2+/-(C)++                                     1.00          04/15/2035          7,138,951
   8,357,508  JP MORGAN MORTGAGE TRUST SERIES 2005-A2 CLASS 3A+/-                   4.93          04/25/2035          8,385,088
   8,000,000  JP MORGAN MORTGAGE TRUST SERIES 2005-A3 CLASS 7CA1+/-                 5.17          06/25/2035          8,092,800
   1,337,292  MLCC MORTGAGE INVESTORS INCORPORATED SERIES 1995-A
              CLASS A5+/-(I)                                                        4.06          06/15/2020          1,343,551
   3,233,443  MLCC SERIES 1996-C CLASS B+/-(I)++                                    3.84          09/15/2021          2,649,483
       3,487  MORGAN STANLEY MORTGAGE TRUST SERIES 35 CLASS 2+/-(I)(C)         11,073.50          04/20/2021             25,574
   6,888,394  NOMURA ASSET ACCEPTANCE CORPORATION++                                 3.25          02/25/2035          6,888,394
      82,453  PRUDENTIAL HOME MORTGAGE SECURITIES SERIES 1988-1 CLASS A+/-          4.17          04/25/2018             82,989

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--------------------------------------------------------------------------------

   ULTRA SHORT-TERM INCOME FUND
--------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                    INTEREST RATE    MATURITY DATE        VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
$     81,411  PRUDENTIAL HOME MORTGAGE SECURITIES SERIES 1995-A CLASS 2B+/-         8.73%         03/28/2025     $       81,411
     182,506  RESECURITIZATION MORTGAGE TRUST SERIES 1998-B CLASS A+/-++            3.34          04/26/2021            178,856
  12,213,067  RESIDENTIAL FINANCE LP SERIES 2003-C CLASS B3+/-++                    4.31          09/10/2035         12,426,029
   7,816,363  RESIDENTIAL FINANCE LP SERIES 2003-C CLASS B4+/-++                    4.51          09/10/2035          7,945,658
   1,610,218  SALOMON BROTHERS MORTGAGE SECURITIES VII SERIES 1990-2
              CLASS A+/-                                                            4.31          11/25/2020          1,606,409
   7,347,924  SEQUOIA MORTGAGE TRUST SERIES 8 CLASS 3A+/-                           4.03          08/20/2032          7,456,673
  13,949,693  STRUCTURED ASSET MORTGAGE INVESTMENTS INCORPORATED SERIES 2001-4
              CLASS A1                                                              9.22          10/25/2024         15,001,405
   2,383,297  STRUCTURED ASSET MORTGAGE INVESTMENTS INCORPORATED SERIES 2001-4
              CLASS A2                                                              9.65          10/25/2024          2,474,285
      35,508  STRUCTURED ASSET SECURITIES CORPORATION SERIES 1994-C1
              CLASS A3+/-                                                           3.77          08/25/2026             35,612
   1,183,692  STRUCTURED ASSET SECURITIES CORPORATION SERIES 1998-2 CLASS A+/-      3.61          02/25/2028          1,183,692
   7,527,040  STRUCTURED ASSET SECURITIES CORPORATION SERIES 1998-RF1
              CLASS A+/-++                                                          8.73          04/15/2027          7,817,696
  10,081,599  STRUCTURED ASSET SECURITIES CORPORATION SERIES 1998-RF2
              CLASS A+/-++                                                          8.56          07/15/2027         10,421,689
   1,369,538  STRUCTURED ASSET SECURITIES CORPORATION SERIES 2002-8A
              CLASS 3A+/-                                                           5.60          05/25/2032          1,379,576
   4,274,829  WASHINGTON MUTUAL INCORPORATED SERIES 2002-AR10 CLASS A6+/-           4.82          10/25/2032          4,309,410
   3,551,003  WASHINGTON MUTUAL INCORPORATED SERIES 2002-AR15 CLASS A5+/-           4.38          12/25/2032          3,542,269
   1,093,758  WASHINGTON MUTUAL INCORPORATED SERIES 2002-AR7 CLASS A6+/-            5.53          07/25/2032          1,092,433
   6,952,000  WASHINGTON MUTUAL INCORPORATED SERIES 2003-AR7 CLASS A5+/-            3.07          08/25/2033          6,845,714
   1,117,060  WILSHIRE FUNDING CORPORATION SERIES 1996-3 CLASS M2+/-(I)             6.17          08/25/2032          1,114,245
     984,789  WILSHIRE FUNDING CORPORATION SERIES 1996-3 CLASS M3+/-(I)             6.17          08/25/2032            982,280
   3,775,743  WILSHIRE FUNDING CORPORATION SERIES 1998-WFC2 CLASS M1+/-(I)          5.24          12/28/2037          3,780,463

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $333,914,562)                                                       338,993,526
                                                                                                                 --------------

CORPORATE BONDS & NOTES - 27.41%

AMUSEMENT & RECREATION SERVICES - 0.89%
   1,830,000  CAESARS ENTERTAINMENT INCORPORATED                                    7.88          12/15/2005          1,862,025
   3,845,000  CAESARS ENTERTAINMENT INCORPORATED                                    8.50          11/15/2006          4,046,863
   4,100,000  SAN MANUEL ENTERTAINMENT AUTHORITY SERIES 04-B+/-++                   3.71          12/01/2010          4,100,000

                                                                                                                     10,008,888
                                                                                                                 --------------

BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS - 0.18%
   1,925,000  SCHULER HOMES INCORPORATED                                            9.38          07/15/2009          2,025,452
                                                                                                                 --------------

BUSINESS SERVICES - 0.42%
   4,535,000  CENDANT CORPORATION                                                   6.88          08/15/2006          4,677,050
                                                                                                                 --------------

COMMUNICATIONS - 5.40%
   2,890,000  ALLTEL CORPORATION                                                    4.66          05/17/2007          2,914,701
      15,000  CITIZENS COMMUNICATIONS COMPANY                                       7.60          06/01/2006             15,300
  11,270,000  CLEAR CHANNEL COMMUNICATIONS INCORPORATED                             6.00          11/01/2006         11,455,211
   3,850,000  COX COMMUNICATIONS INCORPORATED                                       7.75          08/15/2006          3,995,811
   2,000,000  COX COMMUNICATIONS INCORPORATED+/-++                                  3.04          12/14/2007          2,010,648
   3,245,000  HISTORIC TW INCORPORATED                                              7.75          06/15/2005          3,249,751
   5,775,000  LENFEST COMMUNICATIONS INCORPORATED                                   8.38          11/01/2005          5,881,092
   1,000,000  LENFEST COMMUNICATIONS INCORPORATED                                  10.50          06/15/2006          1,059,804
   1,155,000  LIBERTY MEDIA CORPORATION+/-                                          4.51          09/17/2006          1,160,648
   3,590,000  QWEST CORPORATION                                                     6.63          09/15/2005          3,598,975
   5,533,000  TCI COMMUNICATIONS INCORPORATED                                       7.25          08/01/2005          5,561,976
   5,790,000  TELECORP PCS INCORPORATED                                            10.63          07/15/2010          6,140,556

PORTFOLIO OF INVESTMENTS -- MAY 31, 2005      WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

   ULTRA SHORT-TERM INCOME FUND
--------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                    INTEREST RATE    MATURITY DATE         VALUE
COMMUNICATIONS (CONTINUED)
$  7,100,000  UNIVISION COMMUNICATIONS INCORPORATED                                 2.88%         10/15/2006     $    6,973,542
   6,455,000  VERIZON WIRELESS CAPITAL LLC                                          5.38          12/15/2006          6,582,932

                                                                                                                     60,600,947
                                                                                                                 --------------

DEPOSITORY INSTITUTIONS - 4.09%
   5,000,000  ALLFIRST PREFERRED CAPITAL TRUST+/-                                   4.16          07/15/2029          5,058,300
   7,500,000  CENTRAL FIDELITY CAPITAL I SERIES A+/-                                4.14          04/15/2027          7,477,237
   9,500,000  FIRST MARYLAND CAPITAL I+/-                                           4.14          01/15/2027          9,551,253
   2,000,000  HUNTINGTON CAPITAL TRUST I+/-                                         3.43          02/01/2027          1,843,784
  12,305,000  NTC CAPITAL TRUST II SERIES B+/-                                      3.25          04/15/2027         11,828,071
     820,000  NTC CAPITAL TRUST SERIES A+/-                                         3.18          01/15/2027            782,560
   5,000,000  STAR BANC CAPITAL TRUST I+/-                                          3.78          06/15/2027          4,931,345
   4,500,000  SUNTRUST CAPITAL III+/-                                               3.66          03/15/2028          4,419,783

                                                                                                                     45,892,333
                                                                                                                 --------------

ELECTRIC, GAS & SANITARY SERVICES - 2.94%
   5,800,000  CONECTIV INCORPORATED SERIES B                                        5.30          06/01/2005          5,800,000
   4,800,000  ENTERGY GULF STATES INCORPORATED+/-                                   3.31          12/01/2009          4,810,848
   1,750,000  FPL GROUP CAPITAL INCORPORATED                                        3.25          04/11/2006          1,741,947
   1,100,000  GPU INCORPORATED SERIES A                                             7.70          12/01/2005          1,119,735
   3,980,098  MIDLAND FUNDING II SERIES A                                          11.75          07/23/2005          4,016,663
   7,000,000  NISOURCE FINANCE CORPORATION                                          7.63          11/15/2005          7,119,077
   2,573,000  SOUTHERN CALIFORNIA EDISON COMPANY                                    8.00          02/15/2007          2,737,229
   5,300,000  WESTAR ENERGY INCORPORATED                                            7.88          05/01/2007          5,643,970

                                                                                                                     32,989,469
                                                                                                                 --------------

FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 0.29%
   3,100,000  BALL CORPORATION                                                      7.75          08/01/2006          3,208,500
                                                                                                                 --------------

FOOD & KINDRED PRODUCTS - 0.91%
   5,235,000  CONAGRA FOODS INCORPORATED                                            9.88          11/15/2005          5,362,483
   4,800,000  NABISCO INCORPORATED                                                  6.85          06/15/2005          4,805,025

                                                                                                                     10,167,508
                                                                                                                 --------------

HEALTH SERVICES - 0.45%
   5,000,000  HCA INCORPORATED                                                      7.13          06/01/2006          5,110,685
                                                                                                                 --------------

HOLDING & OTHER INVESTMENT OFFICES - 1.95%
   3,200,000  MARTIN LUTHER KING FOUNDATION INCORPORATED SERIES 1998+/-(I)          4.80          12/01/2028          3,200,000
  13,196,006  MORGAN GUARANTY TRUST COMPANY OF NEW YORK SERIES C+/-                 5.59          07/27/2005          7,917,604
  10,500,000  MORGAN STANLEY                                                        5.80          04/01/2007         10,820,523

                                                                                                                     21,938,127
                                                                                                                 --------------

HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES - 0.41%
   4,500,000  HARRAH'S OPERATING COMPANY INCORPORATED                               7.88          12/15/2005          4,578,750
                                                                                                                 --------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 0.58%
   6,550,000  JOHN DEERE CAPITAL CORPORATION                                        3.88          03/07/2007          6,532,754
                                                                                                                 --------------

WELLS FARGO ADVANTAGE INCOME FUNDS      PORTFOLIO OF INVESTMENTS -- MAY 31, 2005
--------------------------------------------------------------------------------

   ULTRA SHORT-TERM INCOME FUND
--------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                    INTEREST RATE    MATURITY DATE       VALUE
INSURANCE CARRIERS - 1.16%
$  9,000,000  HSB CAPITAL I SERIES B+/-                                             3.57%         07/15/2027     $    8,972,307
   4,000,000  PRUDENTIAL FINANCIAL INCORPORATED+/-                                  4.10          11/15/2006          4,022,320

                                                                                                                     12,994,627
                                                                                                                 --------------

MUNICIPAL - 0.14%
   1,550,000  YELLOWWOOD ACRES INCORPORATED SERIES 1998+/-                          4.80          12/01/2028          1,550,000
                                                                                                                 --------------

NON-DEPOSITORY CREDIT INSTITUTIONS - 4.14%
   6,780,000  CAPITAL ONE BANK SERIES BANK NOTE                                     8.25          06/15/2005          6,790,536
   6,850,000  FORD MOTOR CREDIT COMPANY<<                                           6.50          01/25/2007          6,861,118
  19,135,000  GENERAL ELECTRIC CAPITAL CORPORATION SERIES MTNA                      5.38          03/15/2007         19,594,967
   2,270,000  GENERAL MOTORS ACCEPTANCE CORPORATION                                 6.75          01/15/2006          2,284,312
   4,815,000  GENERAL MOTORS ACCEPTANCE CORPORATION+/-                              4.10          07/16/2007          4,527,549
   6,275,000  HSBC FINANCE CORPORATION                                              8.88          02/15/2006          6,485,062

                                                                                                                     46,543,544
                                                                                                                 --------------

OIL & GAS EXTRACTION - 0.34%
   3,700,000  PIONEER NATURAL RESOURCES COMPANY                                     6.50          01/15/2008          3,819,873
                                                                                                                 --------------

PIPELINES, EXCEPT NATURAL GAS - 0.43%
   4,825,000  CENTERPOINT ENERGY RESOURCES CORPORATION SERIES B                     8.13          07/15/2005          4,852,488
                                                                                                                 --------------

REAL ESTATE - 0.71%
   3,000,000  EOP OPERATING LP                                                      6.75          02/15/2008          3,174,741
   4,600,000  HIGHWOODS REALTY LP                                                   7.00          12/01/2006          4,748,198

                                                                                                                      7,922,939
                                                                                                                 --------------

TOBACCO PRODUCTS - 0.30%
   3,378,000  ALTRIA GROUP INCORPORATED                                             6.38          02/01/2006          3,427,295
                                                                                                                 --------------

TRANSPORTATION BY AIR - 0.14%
   1,619,000  RAYTHEON COMPANY                                                      6.50          07/15/2005          1,624,454
                                                                                                                 --------------

TRANSPORTATION EQUIPMENT - 1.11%
   4,825,000  DAIMLERCHRYSLER NA HOLDING CORPORATION                                7.75          06/15/2005          4,831,407
   7,705,000  DAIMLERCHRYSLER NA HOLDING CORPORATION+/-                             3.20          03/07/2007          7,658,362

                                                                                                                     12,489,769
                                                                                                                 --------------

WHOLESALE TRADE NON-DURABLE GOODS - 0.43%
   4,825,000  BERGEN BRUNSWIG CORPORATION                                           7.25          06/01/2005          4,825,000
                                                                                                                 --------------

TOTAL CORPORATE BONDS & NOTES (COST $314,033,353)                                                                   307,780,452
                                                                                                                 --------------

FOREIGN CORPORATE BONDS - 3.95%
   7,000,000  COMMONWEALTH BANK OF AUSTRALIA SERIES B+/-                            3.54          06/01/2010          7,000,000
   5,221,000  DEUTSCHE TELEKOM INTERNATIONAL FINANCE BV                             8.25          06/15/2005          5,229,463
   6,680,000  FRANCE TELECOM                                                        7.45          03/01/2006          6,856,279
   2,401,192  PREFERRED TERM SECURITIES III+/-++                                    6.13          08/07/2031          2,425,204
   7,245,000  PREFERRED TERM SECURITIES XV+/-++                                     4.62          09/26/2034          7,263,112
   9,000,000  REGIONAL DIVERSIFIED FUNDING+/-++                                     4.45          01/25/2036          9,027,900
   6,165,000  TELUS CORPORATION                                                     7.50          06/01/2007          6,538,451

TOTAL FOREIGN CORPORATE BONDS (COST $44,369,778)                                                                     44,340,409
                                                                                                                 --------------

PORTFOLIO OF INVESTMENTS -- MAY 31, 2005      WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

   ULTRA SHORT-TERM INCOME FUND
--------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                    INTEREST RATE    MATURITY DATE        VALUE
MUNICIPAL BONDS & NOTES - 1.40%
$  3,075,000  BAYONNE NJ REDEVELOPMENT AGENCY SERIES B (OTHER REVENUE LOC)          5.43%         04/13/2007     $    3,084,686
   3,950,000  CALIFORNIA STATEWIDE COMMUNITIES DEVELOPMENT AUTHORITY (HOUSING
              REVENUE LOC)+/-SS.                                                    4.70          05/15/2029          3,950,000
   5,000,000  CITY OF CHICAGO IL (PROPERTY TAX REVENUE LOC)^                        6.45          12/01/2005          4,925,000
   3,700,000  OHIO STATE WATER DEVELOPMENT AUTHORITY OHIO EDISON COMPANY
              SERIES B (INDUSTRIAL DEVELOPMENT REVENUE LOC)+/-SS.                   3.35          06/01/2033          3,705,735
                                                                                                                 --------------

TOTAL MUNICIPAL BONDS & NOTES (COST $15,718,696)                                                                     15,665,421
                                                                                                                 --------------

US TREASURY SECURITIES - 0.04%

US TREASURY BILLS - 0.04%
      50,000  US TREASURY BILL^@                                                    2.71          06/16/2005             49,945
     400,000  US TREASURY BILL^@                                                    2.78          08/04/2005            398,024
      50,000  US TREASURY BILLS^@                                                   2.76          06/23/2005             49,917

                                                                                                                        497,886
                                                                                                                 --------------

TOTAL US TREASURY SECURITIES (COST $497,886)                                                                            497,886
                                                                                                                 --------------

COLLATERAL FOR SECURITIES LENDING - 10.26%

SHARES

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 0.27%
   2,987,312  SHORT TERM INVESTMENT COMPANY MONEY MARKET FUND                                                         2,987,312
                                                                                                                 --------------

PRINCIPAL

COLLATERAL INVESTED IN OTHER ASSETS - 9.99%
$  1,999,998  ALLIANCE & LEICESTER PLC                                              3.29          09/19/2005          1,979,958
   2,149,998  AMERICAN EXPRESS CREDIT CORPORATION                                   3.25          05/16/2006          2,154,255
   2,034,998  ATLANTIC ASSET SECURITIZATION CORPORATION                             3.04          06/09/2005          2,033,634
   2,056,998  ATLANTIC ASSET SECURITIZATION CORPORATION                             3.06          06/29/2005          2,052,164
     495,000  ATOMIUM FUNDING CORPORATION                                           3.07          06/21/2005            494,168
     500,000  ATOMIUM FUNDING CORPORATION                                           3.14          07/14/2005            498,159
   4,999,995  BANCO BILBAO VIZCAYA ARGENTARIA                                       3.07          06/01/2005          4,999,995
   1,913,998  BLUE RIDGE ASSET FUNDING CORPORATION                                  3.05          06/10/2005          1,912,563
   4,999,995  BLUE SPICE LLC                                                        3.06          06/01/2005          4,999,995
   2,799,997  CEDAR SPRINGS CAPITAL COMPANY LLC                                     3.22          08/11/2005          2,782,273
   3,899,996  CLIPPER RECEIVABLES CORPORATION                                       3.09          07/01/2005          3,890,168
   2,999,997  CORPORATE ASSET SECURITIZATION AUSTRALIA LIMITED                      3.06          06/22/2005          2,994,717
   1,169,999  DANSKE CORPORATION                                                    3.13          07/07/2005          1,166,395
  41,999,958  DEUTSCHE BANK REPURCHASE AGREEMENT
              (MATURITY VALUE $42,003,540)                                          3.07          06/01/2005         41,999,958
   1,999,998  DEXIA DELAWARE LLC                                                    3.27          09/19/2005          1,979,958
     300,000  DORADA FINANCE INCORPORATED                                           3.18          07/26/2005            298,566
   1,999,998  GEORGE STREET FINANCE LLC                                             3.05          06/20/2005          1,996,818
   1,899,998  HBOS TREASURY SERVICES PLC                                            3.25          08/03/2005          1,889,320
   1,999,998  KLIO FUNDING CORPORATION                                              3.05          06/20/2005          1,996,818
   2,999,997  KLIO FUNDING CORPORATION                                              3.06          06/27/2005          2,993,457
   4,999,995  KLIO FUNDING CORPORATION                                              3.07          06/29/2005          4,988,245
   1,499,999  LEGACY CAPITAL CORPORATION LLC                                        3.23          08/23/2005          1,488,898
   1,999,998  LEHMAN BROTHERS HOLDINGS INCORPORATED SERIES MTNG                     3.18          06/02/2006          2,001,598

WELLS FARGO ADVANTAGE INCOME FUNDS      PORTFOLIO OF INVESTMENTS -- MAY 31, 2005
--------------------------------------------------------------------------------

   ULTRA SHORT-TERM INCOME FUND
--------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                    INTEREST RATE    MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$  2,873,997  LEXINGTON PARKER CAPITAL CORPORATION                                  3.07%         06/10/2005     $    2,871,842
   2,999,997  LIBERTY LIGHT US CAPITAL SERIES MTN                                   3.06          05/26/2006          2,999,457
     453,000  LIBERTY STREET FUNDING CORPORATION                                    3.12          06/15/2005            452,470
     352,000  SCALDIS CAPITAL LIMITED                                               3.26          08/10/2005            349,803
     400,000  SOCIETE GENERALE NORTH AMERICA                                        3.25          08/09/2005            397,540
   1,523,998  SOLITAIRE FUNDING LLC                                                 3.07          06/23/2005          1,521,179
   4,999,995  TOTAL CAPITAL S.A.                                                    3.07          06/01/2005          4,999,995
   4,999,995  TRANSAMERICA ASSET FUNDING CORPORATION                                3.07          06/01/2005          4,999,995

                                                                                                                    112,184,361
                                                                                                                 --------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $115,171,673)                                                         115,171,673
                                                                                                                 --------------

SHARES

SHORT-TERM INVESTMENTS - 4.44%
  49,845,670  WELLS FARGO ADVANTAGE MONEY MARKET TRUST~++                                                            49,845,670
                                                                                                                 --------------

TOTAL SHORT-TERM INVESTMENTS (COST $49,845,670)                                                                      49,845,670
                                                                                                                 --------------

TOTAL INVESTMENTS IN SECURITIES
(COST $1,263,630,548)*                                      110.21%                                              $1,237,387,731
OTHER ASSETS AND LIABILITIES, NET                           (10.21)                                                (114,607,945)
                                                            ------                                               --------------
TOTAL NET ASSETS                                            100.00%                                              $1,122,779,786
                                                            ======                                               ==============

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

+/-   VARIABLE RATE INVESTMENTS.

^^ THIS SECURITY IS CURRENTLY IN DEFAULT WITH REGARDS TO SCHEDULED INTEREST OR PRINCIPAL PAYMENTS.

(I)   ILLIQUID SECURITY.

+     NON-INCOME EARNING SECURITIES.

(C) INTEREST-ONLY SECURITIES ENTITLE HOLDERS TO RECEIVE ONLY THE INTEREST PAYMENTS ON THE UNDERLYING MORTGAGES. THE YIELD TO MATURITY OF AN INTEREST-ONLY IS EXTREMELY SENSITIVE TO THE RATE OF PRINCIPAL PAYMENTS ON THE UNDERLYING MORTGAGE ASSETS. A RAPID (SLOW) RATE OF PRINCIPAL REPAYMENTS MAY HAVE ADVERSE (POSITIVE) EFFECT ON YIELD TO MATURITY. THE PRINCIPAL AMOUNT SHOWN IS THE NOTIONAL AMOUNT OF THE UNDERLYING MORTGAGES. INTEREST RATE DISCLOSED REPRESENTS THE YIELD BASED UPON THE ESTIMATED TIMING OF FUTURE CASH FLOWS.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4 (2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

^     ZERO COUPON/ STEPPED COUPON BOND. INTEREST RATE PRESENTED IS YIELD TO
      MATURITY.

SS. THESE SECURITIES ARE SUBJECT TO A DEMAND FEATURE WHICH REDUCES THE EFFECTIVE MATURITY.

@     SECURITY PLEDGED AS COLLATERAL FOR FUTURES TRANSACTIONS.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

++    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $49,845,670.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $1,263,630,550 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

      GROSS UNREALIZED APPRECIATION                           $ 13,899,868
      GROSS UNREALIZED DEPRECIATION                            (40,142,687)
                                                              ------------
      NET UNREALIZED APPRECIATION (DEPRECIATION)              $(26,242,819)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                        THIS PAGE IS INTENTIONALLY LEFT BLANK --

WELLS FARGO ADVANTAGE INCOME FUNDS           STATEMENT OF ASSETS AND LIABILITIES
                                                                 -- MAY 31, 2005
--------------------------------------------------------------------------------

                                                                                              CORPORATE         GOVERNMENT
                                                                                              BOND FUND    SECURITIES FUND
--------------------------------------------------------------------------------------------------------------------------
ASSETS

INVESTMENTS:
  IN SECURITIES, AT MARKET VALUE ....................................................   $   423,132,555    $ 1,424,014,338
  COLLATERAL FOR SECURITIES LOANED (NOTE 2) .........................................        57,321,010        672,004,930
  INVESTMENTS IN AFFILIATES .........................................................         8,496,805         94,026,902
                                                                                        ---------------    ---------------
TOTAL INVESTMENTS AT MARKET VALUE  (SEE COST BELOW) .................................       488,950,370      2,190,046,170
                                                                                        ---------------    ---------------
  CASH ..............................................................................                 0                  0
  RECEIVABLE FOR FUND SHARES ISSUED .................................................           210,744          1,384,225
  RECEIVABLE FOR INVESTMENTS SOLD ...................................................         7,575,333         10,911,716
  RECEIVABLES FOR DIVIDENDS AND INTEREST ............................................         6,319,845         10,183,458
                                                                                        ---------------    ---------------
TOTAL ASSETS ........................................................................       503,056,292      2,212,525,569
                                                                                        ---------------    ---------------

LIABILITIES
  PAYABLE FOR DAILY VARIATION MARGIN ON FUTURES CONTRACTS ...........................           260,562            119,844
  PAYABLE FOR FUND SHARES REDEEMED ..................................................         1,304,811          5,427,892
  PAYABLE FOR INVESTMENTS PURCHASED .................................................         7,090,291        208,649,831
  DIVIDENDS PAYABLE .................................................................           175,640            183,063
  PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) .............................           337,851            814,479
  PAYABLE TO THE TRUSTEES AND DISTRIBUTOR ...........................................            78,112            264,704
  PAYABLE FOR SECURITIES LOANED (NOTE 2) ............................................        57,321,010        672,004,930
  ACCRUED EXPENSES AND OTHER LIABILITIES ............................................           150,176            311,999
                                                                                        ---------------    ---------------
TOTAL LIABILITIES ...................................................................        66,718,453        887,776,742
                                                                                        ---------------    ---------------
TOTAL NET ASSETS ....................................................................   $   436,337,839    $ 1,324,748,827
                                                                                        ===============    ===============

NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------------------------------------------------

  PAID-IN CAPITAL ...................................................................   $   555,651,232    $ 1,305,893,356
  UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ........................................                 0              2,195
  UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS .............................      (139,066,287)         5,620,364
  NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS, FOREIGN CURRENCIES AND
    TRANSLATION OF ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES .........        19,932,546         13,353,417
  NET UNREALIZED APPRECIATION (DEPRECIATION) OF FUTURES .............................          (179,652)          (120,505)
                                                                                        ---------------    ---------------
TOTAL NET ASSETS ....................................................................   $   436,337,839    $ 1,324,748,827
                                                                                        ---------------    ---------------

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
--------------------------------------------------------------------------------------------------------------------------

  NET ASSETS - CLASS C ..............................................................               N/A    $     2,256,703
  SHARES OUTSTANDING - CLASS C ......................................................               N/A            209,600
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS C ............................               N/A    $         10.77
  NET ASSETS - ADMINISTRATOR CLASS ..................................................               N/A    $        60,381
  SHARES OUTSTANDING - ADMINISTRATOR CLASS ..........................................               N/A              5,608
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - ADMINISTRATOR CLASS ................               N/A    $         10.77
  NET ASSETS - ADVISOR CLASS ........................................................   $    17,440,308    $    69,266,939
  SHARES OUTSTANDING - ADVISOR CLASS ................................................         1,648,043          6,432,177
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - ADVISOR CLASS ......................   $         10.58    $         10.77
  NET ASSETS - INSTITUTIONAL CLASS ..................................................   $    74,568,078    $    90,646,903
  SHARES OUTSTANDING - INSTITUTIONAL CLASS ..........................................         7,052,594          8,419,356
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - INSTITUTIONAL CLASS ................   $         10.57    $         10.77
  NET ASSETS -  INVESTOR CLASS ......................................................   $   344,329,453    $ 1,162,517,901
  SHARES OUTSTANDING -  INVESTOR CLASS ..............................................        32,529,151        107,893,373
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - INVESTOR CLASS .....................   $         10.59    $         10.77
                                                                                        ---------------    ---------------
INVESTMENTS AT COST .................................................................   $   469,017,824    $ 2,176,692,753
                                                                                        ===============    ===============
SECURITIES ON LOAN, AT MARKET VALUE .................................................   $    56,736,450    $   660,525,678
                                                                                        ===============    ===============

(1)   EACH FUND HAS AN UNLIMITED NUMBER OF AUTHORIZED SHARES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES           WELLS FARGO ADVANTAGE INCOME FUNDS
-- MAY 31, 2005
--------------------------------------------------------------------------------

                                                                                            HIGH INCOME         SHORT-TERM
                                                                                                   FUND          BOND FUND
--------------------------------------------------------------------------------------------------------------------------
ASSETS

INVESTMENTS:
  IN SECURITIES, AT MARKET VALUE ....................................................   $   257,101,886    $   550,657,321
  COLLATERAL FOR SECURITIES LOANED (NOTE 2) .........................................                 0         70,547,341
  INVESTMENTS IN AFFILIATES .........................................................         9,697,086         12,785,550
                                                                                        ---------------    ---------------
TOTAL INVESTMENTS AT MARKET VALUE  (SEE COST BELOW) .................................       266,798,972        633,990,212
                                                                                        ---------------    ---------------
  CASH ..............................................................................                 0                  0
  RECEIVABLE FOR FUND SHARES ISSUED .................................................           294,822            209,105
  RECEIVABLE FOR INVESTMENTS SOLD ...................................................                 0            245,052
  RECEIVABLES FOR DIVIDENDS AND INTEREST ............................................         4,918,993          6,386,935
                                                                                        ---------------    ---------------
TOTAL ASSETS ........................................................................       272,012,787        640,831,304
                                                                                        ---------------    ---------------

LIABILITIES
  PAYABLE FOR DAILY VARIATION MARGIN ON FUTURES CONTRACTS ...........................                 0             10,938
  PAYABLE FOR FUND SHARES REDEEMED ..................................................         1,166,006            777,824
  PAYABLE FOR INVESTMENTS PURCHASED .................................................         2,802,728          3,494,938
  DIVIDENDS PAYABLE .................................................................           444,935            219,187
  PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) .............................           120,052            301,736
  PAYABLE TO THE TRUSTEES AND DISTRIBUTOR ...........................................            57,629            110,960
  PAYABLE FOR SECURITIES LOANED (NOTE 2) ............................................                 0         70,547,341
  ACCRUED EXPENSES AND OTHER LIABILITIES ............................................            93,689            186,623
                                                                                        ---------------    ---------------
TOTAL LIABILITIES ...................................................................         4,685,039         75,649,547
                                                                                        ---------------    ---------------
TOTAL NET ASSETS ....................................................................   $   267,327,748    $   565,181,757
                                                                                        ===============    ===============

NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------------------------------------------------

  PAID-IN CAPITAL ...................................................................   $   675,234,176    $   696,522,057
  UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ........................................               500                  0
  UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS .............................      (399,929,500)      (129,993,121)
  NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS, FOREIGN CURRENCIES AND
    TRANSLATION OF ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES .........        (7,977,428)        (1,339,935)
  NET UNREALIZED APPRECIATION (DEPRECIATION) OF FUTURES .............................                 0             (7,244)
                                                                                        ---------------    ---------------
TOTAL NET ASSETS ....................................................................   $   267,327,748    $   565,181,757
                                                                                        ---------------    ---------------

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
--------------------------------------------------------------------------------------------------------------------------

  NET ASSETS - CLASS C ..............................................................               N/A                N/A
  SHARES OUTSTANDING - CLASS C ......................................................               N/A                N/A
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS C ............................               N/A                N/A
  NET ASSETS - ADMINISTRATOR CLASS ..................................................               N/A                N/A
  SHARES OUTSTANDING - ADMINISTRATOR CLASS ..........................................               N/A                N/A
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - ADMINISTRATOR CLASS ................               N/A                N/A
  NET ASSETS - ADVISOR CLASS ........................................................   $    17,681,350    $     8,141,938
  SHARES OUTSTANDING - ADVISOR CLASS ................................................         2,317,706            944,150
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - ADVISOR CLASS ......................   $          7.63    $          8.62
  NET ASSETS - INSTITUTIONAL CLASS ..................................................   $     3,108,001    $    51,426,351
  SHARES OUTSTANDING - INSTITUTIONAL CLASS ..........................................           404,038          5,958,135
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - INSTITUTIONAL CLASS ................   $          7.69    $          8.63
  NET ASSETS -  INVESTOR CLASS ......................................................   $   246,538,397    $   505,613,468
  SHARES OUTSTANDING -  INVESTOR CLASS ..............................................        32,198,595         58,636,044
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - INVESTOR CLASS .....................   $          7.66    $          8.62
                                                                                        ---------------    ---------------
INVESTMENTS AT COST .................................................................   $   274,776,400    $   635,330,147
                                                                                        ===============    ===============
SECURITIES ON LOAN, AT MARKET VALUE .................................................   $             0    $    58,561,756
                                                                                        ===============    ===============

                                                                                        SHORT-TERM HIGH   ULTRA SHORT-TERM
                                                                                        YIELD BOND FUND        INCOME FUND
--------------------------------------------------------------------------------------------------------------------------
ASSETS

INVESTMENTS:
  IN SECURITIES, AT MARKET VALUE ....................................................   $   163,562,791    $ 1,072,370,388
  COLLATERAL FOR SECURITIES LOANED (NOTE 2) .........................................                 0        115,171,673
  INVESTMENTS IN AFFILIATES .........................................................         2,200,015         49,845,670
                                                                                        ---------------    ---------------
TOTAL INVESTMENTS AT MARKET VALUE  (SEE COST BELOW) .................................       165,762,806      1,237,387,731
                                                                                        ---------------    ---------------
  CASH ..............................................................................                61                  0
  RECEIVABLE FOR FUND SHARES ISSUED .................................................           257,361          1,562,593
  RECEIVABLE FOR INVESTMENTS SOLD ...................................................                 0            505,107
  RECEIVABLES FOR DIVIDENDS AND INTEREST ............................................         3,284,733         10,677,371
                                                                                        ---------------    ---------------
TOTAL ASSETS ........................................................................       169,304,961      1,250,132,802
                                                                                        ---------------    ---------------

LIABILITIES
  PAYABLE FOR DAILY VARIATION MARGIN ON FUTURES CONTRACTS ...........................                 0            244,531
  PAYABLE FOR FUND SHARES REDEEMED ..................................................           538,768          3,621,199
  PAYABLE FOR INVESTMENTS PURCHASED .................................................         1,000,000          6,906,428
  DIVIDENDS PAYABLE .................................................................            85,340            286,489
  PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) .............................           116,733            541,530
  PAYABLE TO THE TRUSTEES AND DISTRIBUTOR ...........................................            37,476            230,598
  PAYABLE FOR SECURITIES LOANED (NOTE 2) ............................................                 0        115,171,673
  ACCRUED EXPENSES AND OTHER LIABILITIES ............................................            58,811            350,568
                                                                                        ---------------    ---------------
TOTAL LIABILITIES ...................................................................         1,837,128        127,353,016
                                                                                        ---------------    ---------------
TOTAL NET ASSETS ....................................................................   $   167,467,833    $ 1,122,779,786
                                                                                        ===============    ===============

NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------------------------------------------------

  PAID-IN CAPITAL ...................................................................   $   239,548,672    $ 1,394,727,726
  UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ........................................                 0                 84
  UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS .............................       (72,083,257)      (245,629,170)
  NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS, FOREIGN CURRENCIES AND
    TRANSLATION OF ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES .........             2,418        (26,242,817)
  NET UNREALIZED APPRECIATION (DEPRECIATION) OF FUTURES .............................                 0            (76,037)
                                                                                        ---------------    ---------------
TOTAL NET ASSETS ....................................................................   $   167,467,833    $ 1,122,779,786
                                                                                        ---------------    ---------------

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
--------------------------------------------------------------------------------------------------------------------------

  NET ASSETS - CLASS C ..............................................................               N/A                N/A
  SHARES OUTSTANDING - CLASS C ......................................................               N/A                N/A
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS C ............................               N/A                N/A
  NET ASSETS - ADMINISTRATOR CLASS ..................................................               N/A    $       160,694
  SHARES OUTSTANDING - ADMINISTRATOR CLASS ..........................................               N/A             17,535
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - ADMINISTRATOR CLASS ................               N/A    $          9.16
  NET ASSETS - ADVISOR CLASS ........................................................   $    40,296,759    $    59,097,399
  SHARES OUTSTANDING - ADVISOR CLASS ................................................         4,732,582          6,446,094
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - ADVISOR CLASS ......................   $          8.51    $          9.17
  NET ASSETS - INSTITUTIONAL CLASS ..................................................               N/A    $    56,560,260
  SHARES OUTSTANDING - INSTITUTIONAL CLASS ..........................................               N/A          6,169,880
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - INSTITUTIONAL CLASS ................               N/A    $          9.17
  NET ASSETS -  INVESTOR CLASS ......................................................   $   127,171,074    $ 1,006,961,433
  SHARES OUTSTANDING -  INVESTOR CLASS ..............................................        14,934,600        109,789,919
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - INVESTOR CLASS .....................   $          8.52    $          9.17
                                                                                        ---------------    ---------------
INVESTMENTS AT COST .................................................................   $   165,760,388    $ 1,263,630,548
                                                                                        ===============    ===============
SECURITIES ON LOAN, AT MARKET VALUE .................................................   $             0    $   110,814,392
                                                                                        ===============    ===============

WELLS FARGO ADVANTAGE INCOME FUNDS                      STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                                                             CORPORATE BOND FUND
                                                                                        ------------------------------
                                                                                             FOR THE           FOR THE
                                                                                        PERIOD ENDED        YEAR ENDED
                                                                                        MAY 31, 2005  OCTOBER 31, 2004
----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME

   DIVIDENDS ........................................................................   $          0      $    258,780
   INTEREST .........................................................................     15,363,015        33,298,018
   INCOME FROM AFFILIATED SECURITIES ................................................         48,346                 0
   SECURITIES LENDING INCOME, NET ...................................................         16,114                 0
                                                                                        ------------      ------------

TOTAL INVESTMENT INCOME .............................................................     15,427,475        33,556,798
                                                                                        ------------      ------------

EXPENSES

   ADVISORY FEES ....................................................................      1,064,936         2,165,053

   ADMINISTRATION FEES
      FUND LEVEL ....................................................................         30,629               N/A
      CLASS C .......................................................................            N/A               N/A
      ADMINISTRATOR CLASS ...........................................................            N/A               N/A
      ADVISOR CLASS .................................................................         48,713           112,747
      INSTITUTIONAL CLASS ...........................................................         21,452            40,025
      INVESTOR CLASS ................................................................      1,200,898         2,806,185
   CUSTODY FEES .....................................................................         27,228            65,659
   SHAREHOLDER SERVICING FEES .......................................................        127,474                 0
   ACCOUNTING FEES ..................................................................          8,345               N/A
   DISTRIBUTION FEES (NOTE 3)
      CLASS C .......................................................................            N/A               N/A
      ADVISOR CLASS .................................................................         21,055            58,417
   AUDIT FEES .......................................................................         11,259            31,958
   LEGAL FEES .......................................................................         12,167            94,509
   REGISTRATION FEES ................................................................         31,862            58,134
   SHAREHOLDER REPORTS ..............................................................        126,350           302,068
   TRUSTEES' FEES ...................................................................         23,907            32,969
   OTHER FEES AND EXPENSES ..........................................................        115,719            67,475
                                                                                        ------------      ------------
TOTAL EXPENSES ......................................................................      2,871,994         5,835,199
                                                                                        ------------      ------------

LESS:

   WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) .....................................       (221,321)         (201,657)
   NET EXPENSES .....................................................................      2,650,673         5,633,542
                                                                                        ------------      ------------
NET INVESTMENT INCOME (LOSS) ........................................................     12,776,802        27,923,256
                                                                                        ------------      ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
----------------------------------------------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) FROM:
----------------------------------------------------------------------------------------------------------------------
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ..................      8,612,047        14,087,526
   FUTURES TRANSACTIONS .............................................................     (1,668,788)       (5,621,954)
   OPTIONS, SWAP AGREEMENTS AND SHORT SALE TRANSACTIONS .............................              0                 0
                                                                                        ------------      ------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS ...........................................      6,943,259         8,465,572
                                                                                        ------------      ------------

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
----------------------------------------------------------------------------------------------------------------------
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ..................    (11,660,375)        3,621,145
   FUTURES TRANSACTIONS .............................................................      1,196,319           340,491
   OPTIONS, SWAP AGREEMENTS AND SHORT SALE TRANSACTIONS .............................              0                 0
                                                                                        ------------      ------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS .................    (10,464,056)        3,961,636
                                                                                        ============      ============
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ..............................     (3,520,797)       12,427,208
                                                                                        ------------      ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .....................   $  9,256,005      $ 40,350,464
                                                                                        ============      ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS                      WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

                                                                                          GOVERNMENT SECURITIES FUND
                                                                                        ------------------------------
                                                                                             FOR THE           FOR THE
                                                                                        PERIOD ENDED        YEAR ENDED
                                                                                        MAY 31, 2005  OCTOBER 31, 2004
----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME

   DIVIDENDS ........................................................................   $          0      $          0
   INTEREST .........................................................................     33,649,854        61,146,090
   INCOME FROM AFFILIATED SECURITIES ................................................        482,681                 0
   SECURITIES LENDING INCOME, NET ...................................................         36,660                 0
                                                                                        ------------      ------------
TOTAL INVESTMENT INCOME .............................................................     34,169,195        61,146,090
                                                                                        ------------      ------------

EXPENSES

   ADVISORY FEES ....................................................................      2,827,303         5,813,973

   ADMINISTRATION FEES
      FUND LEVEL ....................................................................         92,614               N/A
      CLASS C .......................................................................          6,483            16,931
      ADMINISTRATOR CLASS ...........................................................              5               N/A
      ADVISOR CLASS .................................................................        184,000           435,819
      INSTITUTIONAL CLASS ...........................................................         26,489            44,268
      INVESTOR CLASS ................................................................      3,820,699         8,915,094
   CUSTODY FEES .....................................................................         75,468           170,872
   SHAREHOLDER SERVICING FEES .......................................................        431,528                 0
   ACCOUNTING FEES ..................................................................         17,785               N/A

   DISTRIBUTION FEES (NOTE 3)
      CLASS C .......................................................................         14,017            34,748
      ADVISOR CLASS .................................................................         80,094           226,134
   AUDIT FEES .......................................................................          6,543            64,541
   LEGAL FEES .......................................................................         38,087           281,834
   REGISTRATION FEES ................................................................         45,879           104,601
   SHAREHOLDER REPORTS ..............................................................        243,868           729,079
   TRUSTEES' FEES ...................................................................         52,284           113,591
   OTHER FEES AND EXPENSES ..........................................................        271,534           307,237
                                                                                        ------------      ------------
TOTAL EXPENSES ......................................................................      8,234,680        17,258,722
                                                                                        ------------      ------------

LESS:

   WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) .....................................       (482,795)         (552,737)
   NET EXPENSES .....................................................................      7,751,885        16,705,985
                                                                                        ------------      ------------
NET INVESTMENT INCOME (LOSS) ........................................................     26,417,310        44,440,105
                                                                                        ------------      ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
----------------------------------------------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) FROM:
----------------------------------------------------------------------------------------------------------------------
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ..................      9,840,771        36,566,282
   FUTURES TRANSACTIONS .............................................................        369,255        (3,301,206)
   OPTIONS, SWAP AGREEMENTS AND SHORT SALE TRANSACTIONS .............................       (179,422)        1,252,520
                                                                                        ------------      ------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS ...........................................     10,030,604        34,517,596
                                                                                        ------------      ------------

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
----------------------------------------------------------------------------------------------------------------------

   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ..................    (13,770,585)       (7,550,487)
   FUTURES TRANSACTIONS .............................................................      1,978,050        (1,873,021)
   OPTIONS, SWAP AGREEMENTS AND SHORT SALE TRANSACTIONS .............................              0         1,010,635
                                                                                        ------------      ------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS .................    (11,792,535)       (8,412,873)
                                                                                        ============      ============
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ..............................     (1,761,931)       26,104,723
                                                                                        ------------      ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .....................   $ 24,655,379      $ 70,544,828
                                                                                        ============      ============

                                                                                             HIGH INCOME FUND
                                                                                        ------------------------------
                                                                                             FOR THE           FOR THE
                                                                                        PERIOD ENDED        YEAR ENDED
                                                                                        MAY 31, 2005  OCTOBER 31, 2004
----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME

   DIVIDENDS ........................................................................   $          0      $    200,536
   INTEREST .........................................................................     13,384,324        32,814,736
   INCOME FROM AFFILIATED SECURITIES ................................................         38,930                 0
   SECURITIES LENDING INCOME, NET ...................................................              0                 0
                                                                                        ------------      ------------
TOTAL INVESTMENT INCOME .............................................................     13,423,254        33,015,272
                                                                                        ------------      ------------

EXPENSES

   ADVISORY FEES ....................................................................        722,959         1,542,038

   ADMINISTRATION FEES
      FUND LEVEL ....................................................................         18,983               N/A
      CLASS C .......................................................................            N/A               N/A
      ADMINISTRATOR CLASS ...........................................................            N/A               N/A
      ADVISOR CLASS .................................................................         49,351           120,295
      INSTITUTIONAL CLASS ...........................................................            945            14,729
      INVESTOR CLASS ................................................................        773,335         1,817,705
   CUSTODY FEES .....................................................................         13,210            28,143
   SHAREHOLDER SERVICING FEES .......................................................         93,846                 0
   ACCOUNTING FEES ..................................................................          6,932               N/A

   DISTRIBUTION FEES (NOTE 3)
      CLASS C .......................................................................            N/A               N/A
      ADVISOR CLASS .................................................................         24,251            62,439
   AUDIT FEES .......................................................................         12,131            25,369
   LEGAL FEES .......................................................................          7,834            57,302
   REGISTRATION FEES ................................................................         27,502            55,704
   SHAREHOLDER REPORTS ..............................................................         51,170           117,228
   TRUSTEES' FEES ...................................................................         12,959            26,442
   OTHER FEES AND EXPENSES ..........................................................         75,538            58,742
                                                                                        ------------      ------------
TOTAL EXPENSES ......................................................................      1,890,946         3,926,136
                                                                                        ------------      ------------

LESS:

   WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) .....................................       (226,905)         (137,947)
   NET EXPENSES .....................................................................      1,664,041         3,788,189
                                                                                        ------------      ------------
NET INVESTMENT INCOME (LOSS) ........................................................     11,759,213        29,227,083
                                                                                        ------------      ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
----------------------------------------------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) FROM:
----------------------------------------------------------------------------------------------------------------------
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ..................      6,204,774         2,764,928
   FUTURES TRANSACTIONS .............................................................              0                 0
   OPTIONS, SWAP AGREEMENTS AND SHORT SALE TRANSACTIONS .............................              0                 0
                                                                                        ------------      ------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS ...........................................      6,204,774         2,764,928
                                                                                        ------------      ------------

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:

   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ..................    (13,647,747)       16,393,932
   FUTURES TRANSACTIONS .............................................................              0                 0
   OPTIONS, SWAP AGREEMENTS AND SHORT SALE TRANSACTIONS .............................              0                 0
----------------------------------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS .................    (13,647,747)       16,393,932
                                                                                        ============      ============
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ..............................     (7,442,973)       19,158,860
                                                                                        ------------      ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .....................   $  4,316,240      $ 48,385,943
                                                                                        ============      ============

WELLS FARGO ADVANTAGE INCOME FUNDS                      STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                                                             SHORT-TERM BOND FUND
                                                                                        ------------------------------
                                                                                             FOR THE           FOR THE
                                                                                        PERIOD ENDED        YEAR ENDED
                                                                                        MAY 31, 2005  OCTOBER 31, 2004
----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME

   DIVIDENDS ........................................................................   $          0      $          0
   INTEREST .........................................................................     14,711,512        26,850,944
   INCOME FROM AFFILIATED SECURITIES ................................................         39,551                 0
   SECURITIES LENDING INCOME, NET ...................................................          3,343                 0
                                                                                        ------------      ------------
TOTAL INVESTMENT INCOME .............................................................     14,754,406        26,850,944
                                                                                        ------------      ------------

EXPENSES

   ADVISORY FEES ....................................................................      1,259,506         2,474,735

   ADMINISTRATION FEES
      FUND LEVEL ....................................................................         39,878               N/A
      CLASS C .......................................................................            N/A               N/A
      ADMINISTRATOR CLASS ...........................................................            N/A               N/A
      ADVISOR CLASS .................................................................         22,311            55,844
      INSTITUTIONAL CLASS ...........................................................         13,945            28,095
      INVESTOR CLASS ................................................................      1,336,484         3,028,884
   CUSTODY FEES .....................................................................         26,233            51,852
   SHAREHOLDER SERVICING FEES .......................................................        181,438                 0
   ACCOUNTING FEES ..................................................................         24,160               N/A

   DISTRIBUTION FEES (NOTE 3)
      CLASS C .......................................................................            N/A               N/A
      ADVISOR CLASS .................................................................         10,278            28,960
   AUDIT FEES .......................................................................         14,912            35,038
   LEGAL FEES .......................................................................         13,787           107,973
   REGISTRATION FEES ................................................................         30,821            65,028
   SHAREHOLDER REPORTS ..............................................................              0           284,296
   TRUSTEES' FEES ...................................................................         28,638            36,669
   OTHER FEES AND EXPENSES ..........................................................        123,086            89,726
                                                                                        ------------      ------------
TOTAL EXPENSES ......................................................................      3,125,477         6,287,100
                                                                                        ------------      ------------

LESS:

   WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) .....................................       (379,190)         (211,784)
   NET EXPENSES .....................................................................      2,746,287         6,075,316
                                                                                        ------------      ------------
NET INVESTMENT INCOME (LOSS) ........................................................     12,008,119        20,775,628
                                                                                        ------------      ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
----------------------------------------------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) FROM:
----------------------------------------------------------------------------------------------------------------------
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ..................        263,539         3,988,997
   FUTURES TRANSACTIONS .............................................................         87,736         1,377,067
   OPTIONS, SWAP AGREEMENTS AND SHORT SALE TRANSACTIONS .............................              0           (98,280)
                                                                                        ------------      ------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS ...........................................        351,275         5,267,784
                                                                                        ------------      ------------

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
----------------------------------------------------------------------------------------------------------------------
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ..................     (8,938,118)       (5,544,384)
   FUTURES TRANSACTIONS .............................................................        (83,490)         (137,271)
   OPTIONS, SWAP AGREEMENTS AND SHORT SALE TRANSACTIONS .............................              0                 0
                                                                                        ------------      ------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS .................     (9,021,608)       (5,681,655)
                                                                                        ============      ============
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ..............................     (8,670,333)         (413,871)
                                                                                        ------------      ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .....................   $  3,337,786      $ 20,361,757
                                                                                        ============      ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS                      WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

                                                                                            SHORT-TERM HIGH YIELD
                                                                                                  BOND FUND
                                                                                        ------------------------------
                                                                                             FOR THE           FOR THE
                                                                                        PERIOD ENDED        YEAR ENDED
                                                                                        MAY 31, 2005  OCTOBER 31, 2004
----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME

   DIVIDENDS ........................................................................   $          0      $          0
   INTEREST .........................................................................      6,170,010        14,465,506
   INCOME FROM AFFILIATED SECURITIES ................................................         26,507                 0
   SECURITIES LENDING INCOME, NET ...................................................              0                 0
                                                                                        ------------      ------------
TOTAL INVESTMENT INCOME .............................................................      6,196,517        14,465,506
                                                                                        ------------      ------------

EXPENSES

   ADVISORY FEES ....................................................................        470,252           956,782

   ADMINISTRATION FEES
      FUND LEVEL ....................................................................         12,047               N/A
      CLASS C .......................................................................            N/A               N/A
      ADMINISTRATOR CLASS ...........................................................            N/A               N/A
      ADVISOR CLASS .................................................................        117,810           301,999
      INSTITUTIONAL CLASS ...........................................................            N/A               N/A
      INVESTOR CLASS ................................................................        456,554         1,064,739
   CUSTODY FEES .....................................................................          9,977            17,856
   SHAREHOLDER SERVICING FEES .......................................................         60,235                 0
   ACCOUNTING FEES ..................................................................          5,218               N/A
   DISTRIBUTION FEES (NOTE 3)
      CLASS C .......................................................................            N/A               N/A
      ADVISOR CLASS .................................................................         56,260           157,124
   AUDIT FEES .......................................................................         13,518            20,060
   LEGAL FEES .......................................................................          5,405            44,054
   REGISTRATION FEES ................................................................         26,837            51,146
   SHAREHOLDER REPORTS ..............................................................         38,380            72,750
   TRUSTEES' FEES ...................................................................         12,930            12,189
   OTHER FEES AND EXPENSES ..........................................................         49,802            33,327

                                                                                        ------------      ------------
TOTAL EXPENSES ......................................................................      1,335,225         2,732,026
                                                                                        ------------      ------------

LESS:

   WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) .....................................       (158,357)         (117,331)
   NET EXPENSES .....................................................................      1,176,868         2,614,695

                                                                                        ------------      ------------
NET INVESTMENT INCOME (LOSS) ........................................................      5,019,649        11,850,811
                                                                                        ------------      ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
----------------------------------------------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) FROM:
----------------------------------------------------------------------------------------------------------------------
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ..................        762,489         4,299,441
   FUTURES TRANSACTIONS .............................................................              0                 0
   OPTIONS, SWAP AGREEMENTS AND SHORT SALE TRANSACTIONS .............................              0                 0
                                                                                        ------------      ------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS ...........................................        762,489         4,299,441
                                                                                        ------------      ------------

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
----------------------------------------------------------------------------------------------------------------------

   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ..................     (4,625,841)       (3,586,270)
   FUTURES TRANSACTIONS .............................................................              0                 0
   OPTIONS, SWAP AGREEMENTS AND SHORT SALE TRANSACTIONS .............................              0                 0

                                                                                        ------------      ------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS .................     (4,625,841)       (3,586,270)
                                                                                        ============      ============
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ..............................     (3,863,352)          713,171
                                                                                        ------------      ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .....................   $  1,156,297      $ 12,563,982
                                                                                        ============      ============

                                                                                         ULTRA SHORT-TERM INCOME FUND
                                                                                        ------------------------------
                                                                                             FOR THE           FOR THE
                                                                                        PERIOD ENDED        YEAR ENDED
                                                                                        MAY 31, 2005  OCTOBER 31, 2004
----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME

   DIVIDENDS ........................................................................   $          0      $          0
   INTEREST .........................................................................     29,254,252        58,332,956
   INCOME FROM AFFILIATED SECURITIES ................................................        148,568                 0
   SECURITIES LENDING INCOME, NET ...................................................          4,513                 0
                                                                                        ------------      ------------
TOTAL INVESTMENT INCOME .............................................................     29,407,333        58,332,956
                                                                                        ------------      ------------

EXPENSES

   ADVISORY FEES ....................................................................      2,378,108         5,219,118

   ADMINISTRATION FEES
      FUND LEVEL ....................................................................         79,824               N/A
      CLASS C .......................................................................            N/A               N/A
      ADMINISTRATOR CLASS ...........................................................             13               N/A
      ADVISOR CLASS .................................................................        193,694           554,328
      INSTITUTIONAL CLASS ...........................................................         14,813            41,578
      INVESTOR CLASS ................................................................      3,267,477         7,765,793
   CUSTODY FEES .....................................................................         67,362           113,608
   SHAREHOLDER SERVICING FEES .......................................................        379,497                 0
   ACCOUNTING FEES ..................................................................         15,470               N/A
   DISTRIBUTION FEES (NOTE 3)
      CLASS C .......................................................................            N/A               N/A
      ADVISOR CLASS .................................................................         83,093           260,577
   AUDIT FEES .......................................................................          6,209            68,445
   LEGAL FEES .......................................................................         37,899           287,817
   REGISTRATION FEES ................................................................         40,360            99,322
   SHAREHOLDER REPORTS ..............................................................        162,745           534,446
   TRUSTEES' FEES ...................................................................         68,101            99,560
   OTHER FEES AND EXPENSES ..........................................................        344,421           175,144
                                                                                        ------------      ------------
TOTAL EXPENSES ......................................................................      7,139,086        15,219,736
                                                                                        ------------      ------------

LESS:

   WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) .....................................       (818,645)         (558,453)
   NET EXPENSES .....................................................................      6,320,441        14,661,283
                                                                                        ------------      ------------
NET INVESTMENT INCOME (LOSS) ........................................................     23,086,892        43,671,673
                                                                                        ------------      ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
----------------------------------------------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) FROM:
----------------------------------------------------------------------------------------------------------------------
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ..................      1,011,325         1,106,667
   FUTURES TRANSACTIONS .............................................................        982,875        (5,240,955)
   OPTIONS, SWAP AGREEMENTS AND SHORT SALE TRANSACTIONS .............................       (358,844)         (250,000)
                                                                                        ------------      ------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS ...........................................      1,635,356        (4,384,288)
                                                                                        ------------      ------------

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
----------------------------------------------------------------------------------------------------------------------
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ..................     (6,045,124)      (10,886,708)
   FUTURES TRANSACTIONS .............................................................        576,133         1,621,525
   OPTIONS, SWAP AGREEMENTS AND SHORT SALE TRANSACTIONS .............................              0                 0
                                                                                        ------------      ------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS .................     (5,468,991)       (9,265,183)
                                                                                        ============      ============
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ..............................     (3,833,635)      (13,649,471)
                                                                                        ------------      ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .....................   $ 19,253,257      $ 30,022,202
                                                                                        ============      ============

WELLS FARGO ADVANTAGE INCOME FUNDS           STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                            CORPORATE BOND FUND
                                                                           -----------------------------------------------------
                                                                                   FOR THE            FOR THE            FOR THE
                                                                              PERIOD ENDED         YEAR ENDED         YEAR ENDED
                                                                              MAY 31, 2005   OCTOBER 31, 2004   OCTOBER 31, 2003
--------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS ................................................   $   524,054,516    $   660,888,739    $   757,304,189

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ........................................        12,776,802         27,923,256         37,210,720
   NET REALIZED GAIN (LOSS) ON INVESTMENTS .............................         6,943,259          8,465,572         32,962,357
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS .       (10,464,056)         3,961,636         30,548,179
                                                                           ---------------    ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ........         9,256,005         40,350,464        100,721,256
                                                                           ---------------    ---------------    ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
      CLASS C ..........................................................               N/A                N/A                N/A
      ADMINISTRATOR CLASS ..............................................               N/A                N/A                N/A
      ADVISOR CLASS ....................................................          (503,984)        (1,093,815)        (1,553,693)
      INSTITUTIONAL CLASS ..............................................        (2,172,605)        (4,135,937)        (3,269,674)
      INVESTOR CLASS ...................................................       (10,097,266)       (22,690,186)       (32,314,191)
   NET REALIZED GAIN ON SALES OF INVESTMENTS
      CLASS C ..........................................................               N/A                N/A                N/A
      ADVISOR CLASS ....................................................                 0                  0                N/A
      INSTITUTIONAL CLASS ..............................................                 0                  0                N/A
      INVESTOR CLASS ...................................................                 0                  0                N/A
                                                                           ---------------    ---------------    ---------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ....................................       (12,773,855)       (27,919,938)       (37,137,558)
                                                                           ---------------    ---------------    ---------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS C .................................               N/A                N/A                N/A
   REINVESTMENT OF DISTRIBUTIONS - CLASS C .............................               N/A                N/A                N/A
   COST OF SHARES REDEEMED - CLASS C ...................................               N/A                N/A                N/A
                                                                           ---------------    ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - CLASS C ..............................................               N/A                N/A                N/A
                                                                           ---------------    ---------------    ---------------
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ............               N/A                N/A                N/A
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) ........               N/A                N/A                N/A
                                                                           ---------------    ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - ADMINISTRATOR CLASS ..................................               N/A                N/A                N/A
                                                                           ---------------    ---------------    ---------------
   PROCEEDS FROM SHARES SOLD - ADVISOR CLASS ...........................         4,674,091          7,490,227         14,048,849
   REINVESTMENT OF DISTRIBUTIONS - ADVISOR CLASS .......................           572,158          1,116,082          1,564,604
   COST OF SHARES REDEEMED - ADVISOR CLASS .............................        (8,051,629)       (17,434,217)       (20,199,560)
                                                                           ---------------    ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - ADVISOR CLASS ........................................        (2,805,380)        (8,827,908)        (4,586,107)
                                                                           ---------------    ---------------    ---------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS .....................         6,879,747         20,448,265         39,139,387
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS .................           530,206            348,885            354,100
   COST OF SHARES REDEEMED - INSTITUTIONAL CLASS .......................        (3,313,022)       (28,275,056)       (10,419,350)
                                                                           ---------------    ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - INSTITUTIONAL CLASS ..................................         4,096,931         (7,477,906)        29,074,137
                                                                           ---------------    ---------------    ---------------
   PROCEEDS FROM SHARES SOLD - INVESTOR CLASS ..........................        43,101,343         78,725,733        124,857,486
   REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS ......................        10,411,391         20,297,730         28,986,002
   COST OF SHARES REDEEMED - INVESTOR CLASS ............................      (139,003,112)      (231,982,398)      (338,330,666)
                                                                           ---------------    ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - INVESTOR CLASS .......................................       (85,490,378)      (132,958,935)      (184,487,178)
                                                                           ---------------    ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS ........................................................       (84,198,827)      (149,264,749)      (159,999,148)
                                                                           ===============    ===============    ===============
NET INCREASE (DECREASE) IN NET ASSETS ..................................       (87,716,677)      (136,834,223)       (96,415,450)
                                                                           ===============    ===============    ===============
ENDING NET ASSETS ......................................................   $   436,337,839    $   524,054,516    $   660,888,739
                                                                           ===============    ===============    ===============

(1)   PROCEEDS FROM SHARES SOLD MAY INCLUDE REDEMPTION FEES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS           WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

                                                                                        GOVERNMENT SECURITIES FUND
                                                                           -----------------------------------------------------
                                                                                   FOR THE            FOR THE            FOR THE
                                                                              PERIOD ENDED         YEAR ENDED         YEAR ENDED
                                                                              MAY 31, 2005   OCTOBER 31, 2004   OCTOBER 31, 2003
--------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS ................................................   $ 1,394,056,586    $ 2,255,692,540    $ 2,571,556,973

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ........................................        26,417,310         44,440,105         64,516,505
   NET REALIZED GAIN (LOSS) ON INVESTMENTS .............................        10,030,604         34,517,596         53,192,950
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS .       (11,792,535)        (8,412,873)       (41,124,648)
                                                                           ---------------    ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ........        24,655,379         70,544,828         76,584,807
                                                                           ---------------    ---------------    ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
      CLASS C ..........................................................           (40,750)           (84,798)           (25,241)
      ADMINISTRATOR CLASS ..............................................              (194)               N/A                N/A
      ADVISOR CLASS ....................................................        (1,650,955)        (3,072,932)        (4,177,122)
      INSTITUTIONAL CLASS ..............................................        (2,295,270)        (3,808,490)        (4,294,687)
      INVESTOR CLASS ...................................................       (27,239,837)       (51,447,055)       (78,406,084)
   NET REALIZED GAIN ON SALES OF INVESTMENTS
      CLASS C ..........................................................           (28,216)           (58,583)                 0
      ADVISOR CLASS ....................................................          (752,236)        (2,051,055)        (2,556,061)
      INSTITUTIONAL CLASS ..............................................          (859,001)        (2,160,849)        (2,376,966)
      INVESTOR CLASS ...................................................       (12,017,942)       (34,247,190)       (52,045,752)
                                                                           ---------------    ---------------    ---------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ....................................       (44,884,401)       (96,930,952)      (143,881,913)
                                                                           ---------------    ---------------    ---------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS C .................................           164,361          1,751,552          3,499,806
   REINVESTMENT OF DISTRIBUTIONS - CLASS C .............................            61,487            109,986             18,315
   COST OF SHARES REDEEMED - CLASS C ...................................          (902,224)        (1,764,801)          (575,829)
                                                                           ---------------    ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - CLASS C ..............................................          (676,376)            96,737          2,942,292
                                                                           ---------------    ---------------    ---------------
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ............            60,000                N/A                N/A
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) ........                61                N/A                N/A
                                                                           ---------------    ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - ADMINISTRATOR CLASS ..................................            60,061                N/A                N/A
                                                                           ---------------    ---------------    ---------------
   PROCEEDS FROM SHARES SOLD - ADVISOR CLASS ...........................        12,393,745         22,304,220        110,131,565
   REINVESTMENT OF DISTRIBUTIONS - ADVISOR CLASS .......................         2,587,292          5,128,850          6,674,922
   COST OF SHARES REDEEMED - ADVISOR CLASS .............................       (20,866,824)       (70,449,093)       (99,800,426)
                                                                           ---------------    ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - ADVISOR CLASS ........................................        (5,885,787)       (43,016,023)        17,006,061
                                                                           ---------------    ---------------    ---------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS .....................        11,116,627         22,478,473         60,088,685
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS .................           828,600          1,417,953          2,781,991
   COST OF SHARES REDEEMED - INSTITUTIONAL CLASS .......................        (4,452,125)       (59,882,417)       (42,423,053)
                                                                           ---------------    ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - INSTITUTIONAL CLASS ..................................         7,493,102        (35,985,991)        20,447,623
                                                                           ---------------    ---------------    ---------------
   PROCEEDS FROM SHARES SOLD - INVESTOR CLASS ..........................       167,775,968        273,331,124        840,315,579
   REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS ......................        40,887,115         78,778,841        115,634,365
   COST OF SHARES REDEEMED - INVESTOR CLASS ............................      (258,732,820)    (1,108,454,518)    (1,244,913,247)
                                                                           ---------------    ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - INVESTOR CLASS .......................................       (50,069,737)      (756,344,553)      (288,963,303)
                                                                           ---------------    ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS ........................................................       (49,078,737)      (835,249,830)      (248,567,327)
                                                                           ===============    ===============    ===============
NET INCREASE (DECREASE) IN NET ASSETS ..................................       (69,307,759)      (861,635,954)      (315,864,433)
                                                                           ===============    ===============    ===============
ENDING NET ASSETS ......................................................   $ 1,324,748,827    $ 1,394,056,586    $ 2,255,692,540
                                                                           ===============    ===============    ===============

                                                                                             HIGH INCOME FUND
                                                                           -----------------------------------------------------
                                                                                                      FOR THE            FOR THE
                                                                                   FOR THE         YEAR ENDED         YEAR ENDED
                                                                              PERIOD ENDED        OCTOBER 31,        OCTOBER 31,
                                                                           MAY 31, 2005(1)            2004(1)            2003(1)
--------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS ................................................   $   347,109,259    $   513,408,673    $   503,396,335

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ........................................        11,759,213         29,227,083         42,375,250
   NET REALIZED GAIN (LOSS) ON INVESTMENTS .............................         6,204,774          2,764,928        (25,025,163)
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS .       (13,647,747)        16,393,932        113,082,188
                                                                           ---------------    ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ........         4,316,240         48,385,943        130,432,275
                                                                           ---------------    ---------------    ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
      CLASS C ..........................................................               N/A                N/A                N/A
      ADMINISTRATOR CLASS ..............................................               N/A                N/A                N/A
      ADVISOR CLASS ....................................................          (813,123)        (1,723,018)        (1,858,090)
      INSTITUTIONAL CLASS ..............................................          (139,921)        (3,161,517)        (3,298,137)
      INVESTOR CLASS ...................................................       (10,825,666)       (24,365,381)       (37,232,708)
   NET REALIZED GAIN ON SALES OF INVESTMENTS
      CLASS C ..........................................................               N/A                N/A                N/A
      ADVISOR CLASS ....................................................                 0                  0                  0
      INSTITUTIONAL CLASS ..............................................                 0                  0                  0
      INVESTOR CLASS ...................................................                 0                  0                  0
                                                                           ---------------    ---------------    ---------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ....................................       (11,778,710)       (29,249,916)       (42,388,935)
                                                                           ---------------    ---------------    ---------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS C .................................               N/A                N/A                N/A
   REINVESTMENT OF DISTRIBUTIONS - CLASS C .............................               N/A                N/A                N/A
   COST OF SHARES REDEEMED - CLASS C ...................................               N/A                N/A                N/A
                                                                           ---------------    ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - CLASS C ..............................................               N/A                N/A                N/A
                                                                           ---------------    ---------------    ---------------
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ............               N/A                N/A                N/A
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) ........               N/A                N/A                N/A
                                                                           ---------------    ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - ADMINISTRATOR CLASS ..................................               N/A                N/A                N/A
                                                                           ---------------    ---------------    ---------------
   PROCEEDS FROM SHARES SOLD - ADVISOR CLASS ...........................         2,386,463          3,790,722         16,044,879
   REINVESTMENT OF DISTRIBUTIONS - ADVISOR CLASS .......................           924,965          1,745,615          1,810,006
   COST OF SHARES REDEEMED - ADVISOR CLASS .............................        (7,417,700)       (13,951,292)        (9,301,407)
                                                                           ---------------    ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - ADVISOR CLASS ........................................        (4,106,272)        (8,414,955)         8,553,478
                                                                           ---------------    ---------------    ---------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS .....................             1,329          6,724,352          9,210,298
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS .................           350,064          3,175,687          3,232,423
   COST OF SHARES REDEEMED - INSTITUTIONAL CLASS .......................       (21,625,823)       (29,148,508)       (24,291,852)
                                                                           ---------------    ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - INSTITUTIONAL CLASS ..................................       (21,274,430)       (19,248,469)       (11,849,131)
                                                                           ---------------    ---------------    ---------------
   PROCEEDS FROM SHARES SOLD - INVESTOR CLASS ..........................        18,945,724         47,287,659        136,845,823
   REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS ......................         8,951,941         18,457,910         28,852,432
   COST OF SHARES REDEEMED - INVESTOR CLASS ............................       (74,836,004)      (223,517,586)      (240,433,604)
                                                                           ---------------    ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - INVESTOR CLASS .......................................       (46,938,339)      (157,772,017)       (74,735,349)
                                                                           ---------------    ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS ........................................................       (72,319,041)      (185,435,441)       (78,031,002)
                                                                           ===============    ===============    ===============
NET INCREASE (DECREASE) IN NET ASSETS ..................................       (79,781,511)      (166,299,414)        10,012,338
                                                                           ===============    ===============    ===============
ENDING NET ASSETS ......................................................   $   267,327,748    $   347,109,259    $   513,408,673
                                                                           ===============    ===============    ===============

WELLS FARGO ADVANTAGE INCOME FUNDS           STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                CORPORATE BOND FUND
                                                                                ---------------------------------------------------
                                                                                      FOR THE            FOR THE            FOR THE
                                                                                 PERIOD ENDED         YEAR ENDED         YEAR ENDED
                                                                                 MAY 31, 2005   OCTOBER 31, 2004   OCTOBER 31, 2003
-----------------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS C ....................................................             N/A                N/A                N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C .................             N/A                N/A                N/A
   SHARES REDEEMED - CLASS C ................................................             N/A                N/A                N/A
                                                                                -------------      -------------      -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C .....................             N/A                N/A                N/A
                                                                                -------------      -------------      -------------
   SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ...............................             N/A                N/A                N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS
   (NOTE 1) .................................................................             N/A                N/A                N/A
                                                                                -------------      -------------      -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS .........             N/A                N/A                N/A
                                                                                -------------      -------------      -------------
   SHARES SOLD - ADVISOR CLASS ..............................................         440,076            711,184          1,376,333
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADVISOR CLASS ...........          53,982            106,236            154,063
   SHARES REDEEMED - ADVISOR CLASS ..........................................        (758,385)        (1,656,411)        (1,978,553)
                                                                                -------------      -------------      -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADVISOR CLASS ...............        (264,327)          (838,991)          (448,157)
                                                                                -------------      -------------      -------------
   SHARES SOLD - INSTITUTIONAL CLASS ........................................         647,496          1,965,184          3,796,256
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS .....          50,119             33,269             34,758
   SHARES REDEEMED - INSTITUTIONAL CLASS ....................................        (314,817)        (2,691,685)        (1,029,256)
                                                                                -------------      -------------      -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS .........         382,798           (693,232)         2,801,758
                                                                                -------------      -------------      -------------
   SHARES SOLD - INVESTOR CLASS .............................................       4,059,834          7,406,159         12,180,999
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS ..........         981,576          1,932,271          2,855,471
   SHARES REDEEMED - INVESTOR CLASS .........................................     (13,066,585)       (22,098,555)       (33,310,062)
                                                                                -------------      -------------      -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INVESTOR CLASS ..............      (8,025,175)       (12,760,125)       (18,273,592)
                                                                                -------------      -------------      -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL
   SHARE TRANSACTIONS .......................................................      (7,906,704)       (14,292,348)       (15,919,991)
                                                                                =============      =============      =============
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ................   $           0      $       2,759      $           9
                                                                                =============      =============      =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS           WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

                                                                                             GOVERNMENT SECURITIES FUND
                                                                                ---------------------------------------------------
                                                                                      FOR THE            FOR THE            FOR THE
                                                                                 PERIOD ENDED         YEAR ENDED         YEAR ENDED
                                                                                 MAY 31, 2005   OCTOBER 31, 2004   OCTOBER 31, 2003
-----------------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS C ....................................................          15,310            160,431            314,330
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C .................           5,716             10,120              1,641
   SHARES REDEEMED - CLASS C ................................................         (84,076)          (162,752)           (51,120)
                                                                                -------------      -------------      -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C .....................         (63,050)             7,799            264,851
                                                                                -------------      -------------      -------------
   SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ...............................           5,602                N/A                N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS
   (NOTE 1) .................................................................               6                N/A                N/A
                                                                                -------------      -------------      -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS .........           5,608                N/A                N/A
                                                                                -------------      -------------      -------------
   SHARES SOLD - ADVISOR CLASS ..............................................       1,155,096          2,049,123          9,853,084
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADVISOR CLASS ...........         240,414            471,234            599,836
   SHARES REDEEMED - ADVISOR CLASS ..........................................      (1,943,283)        (6,470,140)        (8,921,967)
                                                                                -------------      -------------      -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADVISOR CLASS ...............        (547,773)        (3,949,783)         1,530,953
                                                                                -------------      -------------      -------------
   SHARES SOLD - INSTITUTIONAL CLASS ........................................       1,035,511          2,070,885          5,386,465
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS .....          77,004            130,186            249,977
   SHARES REDEEMED - INSTITUTIONAL CLASS ....................................        (415,057)        (5,501,897)        (3,818,037)
                                                                                -------------      -------------      -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS .........         697,458         (3,300,826)         1,818,405
                                                                                -------------      -------------      -------------
   SHARES SOLD - INVESTOR CLASS .............................................      15,627,839         25,056,354         75,168,372
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS ..........       3,798,109          7,234,657         10,385,307
   SHARES REDEEMED - INVESTOR CLASS .........................................     (24,068,371)      (101,610,878)      (111,546,437)
                                                                                -------------      -------------      -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INVESTOR CLASS ..............      (4,642,423)       (69,319,867)       (25,992,758)
                                                                                -------------      -------------      -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL
   SHARE TRANSACTIONS .......................................................      (4,550,180)       (76,562,677)       (22,378,549)
                                                                                =============      =============      =============
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ................   $       2,195      $   1,298,270      $   3,294,319
                                                                                =============      =============      =============

                                                                                                 HIGH INCOME FUND
                                                                                ---------------------------------------------------
                                                                                      FOR THE            FOR THE            FOR THE
                                                                                 PERIOD ENDED         YEAR ENDED         YEAR ENDED
                                                                                 MAY 31, 2005   OCTOBER 31, 2004   OCTOBER 31, 2003
-----------------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS C ....................................................             N/A                N/A                N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C .................             N/A                N/A                N/A
   SHARES REDEEMED - CLASS C ................................................             N/A                N/A                N/A
                                                                                -------------      -------------      -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C .....................             N/A                N/A                N/A
                                                                                -------------      -------------      -------------
   SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ...............................             N/A                N/A                N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS
   (NOTE 1) .................................................................             N/A                N/A                N/A
                                                                                -------------      -------------      -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS .........             N/A                N/A                N/A
                                                                                -------------      -------------      -------------
   SHARES SOLD - ADVISOR CLASS ..............................................         304,082            493,380          2,269,737
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADVISOR CLASS ...........         118,616            228,581            259,730
   SHARES REDEEMED - ADVISOR CLASS ..........................................        (952,614)        (1,826,262)        (1,311,720)
                                                                                -------------      -------------      -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADVISOR CLASS ...............        (529,916)        (1,104,301)         1,217,747
                                                                                -------------      -------------      -------------
   SHARES SOLD - INSTITUTIONAL CLASS ........................................             137            870,067          1,306,359
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS .....          44,498            413,474            463,826
   SHARES REDEEMED - INSTITUTIONAL CLASS ....................................      (2,740,716)        (3,745,985)        (3,657,014)
                                                                                -------------      -------------      -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS .........      (2,696,081)        (2,462,444)        (1,886,829)
                                                                                -------------      -------------      -------------
   SHARES SOLD - INVESTOR CLASS .............................................       2,416,704          6,136,919         19,474,192
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS ..........       1,144,921          2,409,240          4,157,006
   SHARES REDEEMED - INVESTOR CLASS .........................................      (9,552,881)       (29,173,307)       (34,138,088)
                                                                                -------------      -------------      -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INVESTOR CLASS ..............      (5,991,256)       (20,627,148)       (10,506,890)
                                                                                -------------      -------------      -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL
   SHARE TRANSACTIONS .......................................................      (9,217,253)       (24,193,893)       (11,175,972)
                                                                                =============      =============      =============
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ................   $         500      $           0      $      26,673
                                                                                =============      =============      =============

WELLS FARGO ADVANTAGE INCOME FUNDS           STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                           SHORT-TERM BOND FUND
                                                         --------------------------------------------------------
                                                                  FOR THE             FOR THE             FOR THE
                                                             PERIOD ENDED          YEAR ENDED          YEAR ENDED
                                                          MAY 31, 2005(1)    OCTOBER 31, 2004    OCTOBER 31, 2003
-----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS ..............................   $    576,286,031    $    804,867,124    $    998,081,235

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ......................         12,008,119          20,775,628          30,173,608
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ...........            351,275           5,267,784           4,123,818
   NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION) OF INVESTMENTS .....................         (9,021,608)         (5,681,655)          4,930,396
                                                         ----------------    ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS ............................          3,337,786          20,361,757          39,227,822
                                                         ----------------    ----------------    ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
      CLASS C ........................................                N/A                 N/A                 N/A
      ADMINISTRATOR CLASS ............................                N/A                 N/A                 N/A
      ADVISOR CLASS ..................................           (197,961)           (381,676)           (423,170)
      INSTITUTIONAL CLASS ............................         (1,260,028)         (2,304,115)         (2,684,771)
      INVESTOR CLASS .................................        (11,121,123)        (20,423,374)        (32,350,233)
   NET REALIZED GAIN ON SALES OF INVESTMENTS
      CLASS C ........................................                N/A                 N/A                 N/A
      ADVISOR CLASS ..................................                  0                   0                   0
      INSTITUTIONAL CLASS ............................                  0                   0                   0
      INVESTOR CLASS .................................                  0                   0                   0
                                                         ----------------    ----------------    ----------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ..................        (12,579,112)        (23,109,165)        (35,458,174)
                                                         ----------------    ----------------    ----------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS C ...............                N/A                 N/A                 N/A
   REINVESTMENT OF DISTRIBUTIONS - CLASS C ...........                N/A                 N/A                 N/A
   COST OF SHARES REDEEMED - CLASS C .................                N/A                 N/A                 N/A
                                                         ----------------    ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM CAPITAL SHARE TRANSACTIONS -
   CLASS C ...........................................                N/A                 N/A                 N/A
                                                         ----------------    ----------------    ----------------
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR
   CLASS (NOTE 1) ....................................                N/A                 N/A                 N/A
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR
   CLASS (NOTE 1) ....................................                N/A                 N/A                 N/A
                                                         ----------------    ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM CAPITAL SHARE TRANSACTIONS -
   ADMINISTRATOR CLASS ...............................                N/A                 N/A                 N/A
                                                         ----------------    ----------------    ----------------
   PROCEEDS FROM SHARES SOLD - ADVISOR CLASS .........            854,763           2,100,910           9,295,360
   REINVESTMENT OF DISTRIBUTIONS - ADVISOR CLASS .....            218,462             384,070             408,591
   COST OF SHARES REDEEMED - ADVISOR CLASS ...........         (3,010,418)         (6,409,590)         (4,877,686)
                                                         ----------------    ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM CAPITAL SHARE TRANSACTIONS -
   ADVISOR CLASS .....................................         (1,937,193)         (3,924,610)          4,826,265
                                                         ----------------    ----------------    ----------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS ...          3,760,436          13,404,577          21,781,868
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS            414,664             760,227           1,303,133
   COST OF SHARES REDEEMED - INSTITUTIONAL CLASS .....         (1,824,067)        (31,389,278)        (11,298,925)
                                                         ----------------    ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM CAPITAL SHARE TRANSACTIONS -
   INSTITUTIONAL CLASS ...............................          2,351,033         (17,224,474)         11,786,076
                                                         ----------------    ----------------    ----------------
   PROCEEDS FROM SHARES SOLD - INVESTOR CLASS ........         90,400,531          77,287,058         115,589,558
   REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS ....         10,871,365          17,388,445          27,545,994
   COST OF SHARES REDEEMED - INVESTOR CLASS ..........       (103,548,684)       (299,360,104)       (356,731,652)
                                                         ----------------    ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM CAPITAL SHARE TRANSACTIONS -
   INVESTOR CLASS ....................................         (2,276,788)       (204,684,601)       (213,596,100)
                                                         ----------------    ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE TRANSACTIONS ............         (1,862,948)       (225,833,685)       (196,983,759)
                                                         ================    ================    ================
NET INCREASE (DECREASE) IN NET ASSETS ................        (11,104,274)       (228,581,093)       (193,214,111)
                                                         ================    ================    ================
ENDING NET ASSETS ....................................   $    565,181,757    $    576,286,031    $    804,867,124
                                                         ================    ================    ================

(1) PROCEEDS FROM SHARES SOLD MAY INCLUDE AMOUNTS RELATED TO FUND MERGERS AND SHARE CLASS CONSOLIDATIONS (NOTE 1).

(2) PROCEEDS FROM SHARES SOLD MAY INCLUDE REDEMPTION FEES. THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS           WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

                                                                     SHORT-TERM HIGH YIELD BOND FUND
                                                         --------------------------------------------------------
                                                                  FOR THE             FOR THE             FOR THE
                                                             PERIOD ENDED          YEAR ENDED          YEAR ENDED
                                                          MAY 31, 2005(2)    OCTOBER 31, 2004    OCTOBER 31, 2003
-----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS ..............................   $    220,480,649    $    341,502,804    $    228,179,435

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ......................          5,019,649          11,850,811          15,716,768
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ...........            762,489           4,299,441             415,503
   NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION) OF INVESTMENTS .....................         (4,625,841)         (3,586,270)         11,680,261
                                                         ----------------    ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS ............................          1,156,297          12,563,982          27,812,532
                                                         ----------------    ----------------    ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
      CLASS C ........................................                N/A                 N/A                 N/A
      ADMINISTRATOR CLASS ............................                N/A                 N/A                 N/A
      ADVISOR CLASS ..................................         (1,243,673)         (2,847,087)         (2,485,347)
      INSTITUTIONAL CLASS ............................                N/A                 N/A                 N/A
      INVESTOR CLASS .................................         (3,848,672)         (9,017,138)        (13,241,736)
   NET REALIZED GAIN ON SALES OF INVESTMENTS
      CLASS C ........................................                N/A                 N/A                 N/A
      ADVISOR CLASS ..................................                  0                   0                   0
      INSTITUTIONAL CLASS ............................                N/A                 N/A                 N/A
      INVESTOR CLASS .................................                  0                   0                   0
                                                         ----------------    ----------------    ----------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ..................         (5,092,345)        (11,864,225)        (15,727,083)
                                                         ----------------    ----------------    ----------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS C ...............                N/A                 N/A                 N/A
   REINVESTMENT OF DISTRIBUTIONS - CLASS C ...........                N/A                 N/A                 N/A
   COST OF SHARES REDEEMED - CLASS C .................                N/A                 N/A                 N/A
                                                         ----------------    ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM CAPITAL SHARE TRANSACTIONS -
   CLASS C ...........................................                N/A                 N/A                 N/A
                                                         ----------------    ----------------    ----------------
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR
   CLASS (NOTE 1) ....................................                N/A                 N/A                 N/A
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR
   CLASS (NOTE 1) ....................................                N/A                 N/A                 N/A
                                                         ----------------    ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM CAPITAL SHARE TRANSACTIONS -
   ADMINISTRATOR CLASS ...............................                N/A                 N/A                 N/A
                                                         ----------------    ----------------    ----------------
   PROCEEDS FROM SHARES SOLD - ADVISOR CLASS .........          6,998,333          19,010,794          61,879,808
   REINVESTMENT OF DISTRIBUTIONS - ADVISOR CLASS .....          1,280,785           2,608,558           2,225,067
   COST OF SHARES REDEEMED - ADVISOR CLASS ...........        (22,596,649)        (39,708,587)        (20,233,330)
                                                         ----------------    ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM CAPITAL SHARE TRANSACTIONS -
   ADVISOR CLASS .....................................        (14,317,531)        (18,089,235)         43,871,545
                                                         ----------------    ----------------    ----------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS ...                N/A                 N/A                 N/A
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS                N/A                 N/A                 N/A
   COST OF SHARES REDEEMED - INSTITUTIONAL CLASS .....                N/A                 N/A                 N/A
                                                         ----------------    ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM CAPITAL SHARE TRANSACTIONS -
   INSTITUTIONAL CLASS ...............................                N/A                 N/A                 N/A
                                                         ----------------    ----------------    ----------------
   PROCEEDS FROM SHARES SOLD - INVESTOR CLASS ........         21,723,170         118,852,995         253,268,840
   REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS ....          3,629,167           7,592,955          10,625,192
   COST OF SHARES REDEEMED - INVESTOR CLASS ..........        (60,111,574)       (230,078,627)       (206,527,657)
                                                         ----------------    ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM CAPITAL SHARE TRANSACTIONS -
   INVESTOR CLASS ....................................        (34,759,237)       (103,632,677)         57,366,375
                                                         ----------------    ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE TRANSACTIONS ............        (49,076,768)       (121,721,912)        101,237,920
                                                         ================    ================    ================
NET INCREASE (DECREASE) IN NET ASSETS ................        (53,012,816)       (121,022,155)        113,323,369
                                                         ================    ================    ================
ENDING NET ASSETS ....................................   $    167,467,833    $    220,480,649    $    341,502,804
                                                         ================    ================    ================

                                                                       ULTRA SHORT-TERM INCOME FUND
                                                         --------------------------------------------------------
                                                                  FOR THE             FOR THE             FOR THE
                                                             PERIOD ENDED          YEAR ENDED          YEAR ENDED
                                                             MAY 31, 2005    OCTOBER 31, 2004    OCTOBER 31, 2003
                                                         ----------------    ----------------    ----------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS ..............................   $  1,425,161,780    $  2,353,726,173    $  2,492,817,733

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ......................         23,086,892          43,671,673          66,333,261
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ...........          1,635,356          (4,384,288)           (519,875)
   NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION) OF INVESTMENTS .....................         (5,468,991)         (9,265,183)          1,335,866
                                                         ----------------    ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS ............................         19,253,257          30,022,202          67,149,252
                                                         ----------------    ----------------    ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
      CLASS C ........................................                N/A                 N/A                 N/A
      ADMINISTRATOR CLASS ............................               (454)                N/A                 N/A
      ADVISOR CLASS ..................................         (1,405,828)         (2,864,239)         (4,109,745)
      INSTITUTIONAL CLASS ............................         (1,299,951)         (3,704,000)         (9,359,907)
      INVESTOR CLASS .................................        (23,075,264)        (45,871,440)        (74,517,498)
   NET REALIZED GAIN ON SALES OF INVESTMENTS
      CLASS C ........................................                N/A                 N/A                 N/A
      ADVISOR CLASS ..................................                  0                   0                   0
      INSTITUTIONAL CLASS ............................                  0                   0                   0
      INVESTOR CLASS .................................                  0                   0                   0
                                                         ----------------    ----------------    ----------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ..................        (25,781,497)        (52,439,679)        (87,987,150)
                                                         ----------------    ----------------    ----------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS C ...............                N/A                 N/A                 N/A
   REINVESTMENT OF DISTRIBUTIONS - CLASS C ...........                N/A                 N/A                 N/A
   COST OF SHARES REDEEMED - CLASS C .................                N/A                 N/A                 N/A
                                                         ----------------    ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM CAPITAL SHARE TRANSACTIONS -
   CLASS C ...........................................                N/A                 N/A                 N/A
                                                         ----------------    ----------------    ----------------
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR
   CLASS (NOTE 1) ....................................            160,000                 N/A                 N/A
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR
   CLASS (NOTE 1) ....................................                454                 N/A                 N/A
                                                         ----------------    ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM CAPITAL SHARE TRANSACTIONS -
   ADMINISTRATOR CLASS ...............................            160,454                 N/A                 N/A
                                                         ----------------    ----------------    ----------------
   PROCEEDS FROM SHARES SOLD - ADVISOR CLASS .........         10,355,257          48,681,081         142,879,305
   REINVESTMENT OF DISTRIBUTIONS - ADVISOR CLASS .....          1,582,493           2,919,288           3,983,333
   COST OF SHARES REDEEMED - ADVISOR CLASS ...........        (40,215,172)       (108,288,542)        (97,898,073)
                                                         ----------------    ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM CAPITAL SHARE TRANSACTIONS -
   ADVISOR CLASS .....................................        (28,277,422)        (56,688,173)         48,964,565
                                                         ----------------    ----------------    ----------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS ...         14,664,143          47,397,968         373,825,855
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS            896,347           2,875,589           7,874,914
   COST OF SHARES REDEEMED - INSTITUTIONAL CLASS .....        (18,340,249)       (202,979,335)       (468,158,186)
                                                         ----------------    ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM CAPITAL SHARE TRANSACTIONS -
   INSTITUTIONAL CLASS ...............................         (2,779,759)       (152,705,778)        (86,457,417)
                                                         ----------------    ----------------    ----------------
   PROCEEDS FROM SHARES SOLD - INVESTOR CLASS ........        175,684,322         503,267,324       1,145,270,735
   REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS ....         24,058,014          43,196,049          69,379,729
   COST OF SHARES REDEEMED - INVESTOR CLASS ..........       (464,699,363)     (1,243,216,338)     (1,295,411,274)
                                                         ----------------    ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM CAPITAL SHARE TRANSACTIONS -
   INVESTOR CLASS ....................................       (264,957,027)       (696,752,965)        (80,760,810)
                                                         ----------------    ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE TRANSACTIONS ............       (295,853,754)       (906,146,916)       (118,253,662)
                                                         ================    ================    ================
NET INCREASE (DECREASE) IN NET ASSETS ................       (302,381,994)       (928,564,393)       (139,091,560)
                                                         ================    ================    ================
ENDING NET ASSETS ....................................   $  1,122,779,786    $  1,425,161,780    $  2,353,726,173
                                                         ================    ================    ================

WELLS FARGO ADVANTAGE INCOME FUNDS           STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                           SHORT-TERM BOND FUND
                                                         --------------------------------------------------------
                                                                 FOR THE              FOR THE            FOR THE
                                                             PERIOD ENDED          YEAR ENDED          YEAR ENDED
                                                          MAY 31, 2005(1)    OCTOBER 31, 2004    OCTOBER 31, 2003
                                                         ----------------    ----------------    ----------------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS C .............................                N/A                 N/A                 N/A
   SHARES ISSUED IN REINVESTMENT
   OF DISTRIBUTIONS - CLASS C ........................                N/A                 N/A                 N/A
   SHARES REDEEMED - CLASS C .........................                N/A                 N/A                 N/A
                                                         ----------------    ----------------    ----------------
NET INCREASE (DECREASE) IN SHARES
OUTSTANDING - CLASS C ................................                N/A                 N/A                 N/A
                                                         ----------------    ----------------    ----------------
   SHARES SOLD - ADMINISTRATOR
   CLASS (NOTE 1) ....................................                N/A                 N/A                 N/A
   SHARES ISSUED IN REINVESTMENT OF
   DISTRIBUTIONS - ADMINISTRATOR
   CLASS (NOTE 1) ....................................                N/A                 N/A                 N/A
                                                         ----------------    ----------------    ----------------
NET INCREASE (DECREASE) IN SHARES
OUTSTANDING - ADMINISTRATOR CLASS ....................                N/A                 N/A                 N/A
                                                         ----------------    ----------------    ----------------
   SHARES SOLD - ADVISOR CLASS .......................             98,331             238,892           1,049,668
   SHARES ISSUED IN REINVESTMENT OF
   DISTRIBUTIONS - ADVISOR CLASS .....................             25,175              43,583              46,193
   SHARES REDEEMED - ADVISOR CLASS ...................           (346,643)           (726,740)           (551,361)
                                                         ----------------    ----------------    ----------------
NET INCREASE (DECREASE) IN SHARES
OUTSTANDING - ADVISOR CLASS ..........................           (223,137)           (444,265)            544,500
                                                         ----------------    ----------------    ----------------
   SHARES SOLD - INSTITUTIONAL CLASS .................            432,129           1,518,809           2,459,474
   SHARES ISSUED IN REINVESTMENT OF
   DISTRIBUTIONS - INSTITUTIONAL CLASS ...............             47,835              86,060             147,215
   SHARES REDEEMED - INSTITUTIONAL CLASS .............           (210,156)         (3,556,896)         (1,278,776)
                                                         ----------------    ----------------    ----------------
NET INCREASE (DECREASE) IN SHARES
OUTSTANDING - INSTITUTIONAL CLASS ....................            269,808          (1,952,027)          1,327,913
                                                         ----------------    ----------------    ----------------
   SHARES SOLD - INVESTOR CLASS ......................         10,475,686           8,763,819          13,067,378
   SHARES ISSUED IN REINVESTMENT OF
   DISTRIBUTIONS - INVESTOR CLASS ....................          1,253,174           1,973,530           3,115,534
   SHARES REDEEMED - INVESTOR CLASS ..................        (11,935,825)        (33,969,098)        (40,400,236)
                                                         ----------------    ----------------    ----------------
NET INCREASE (DECREASE) IN SHARES
OUTSTANDING - INVESTOR CLASS .........................           (206,965)        (23,231,749)        (24,217,324)
                                                         ----------------    ----------------    ----------------
NET INCREASE (DECREASE) IN SHARES
OUTSTANDING RESULTING FROM CAPITAL
   SHARE TRANSACTIONS ................................           (160,294)        (25,628,041)        (22,344,911)
                                                         ================    ================    ================
ENDING BALANCE OF UNDISTRIBUTED
NET INVESTMENT INCOME (LOSS) .........................   $              0    $          8,806    $         19,382
                                                         ================    ================    ================

(1) SHARES SOLD MAY INCLUDE AMOUNTS RELATED TO FUND MERGERS AND SHARE CLASS CONSOLIDATIONS (NOTE 1).

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS           WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------


                                                                     SHORT-TERM HIGH YIELD BOND FUND
                                                         --------------------------------------------------------
                                                                  FOR THE             FOR THE             FOR THE
                                                             PERIOD ENDED          YEAR ENDED          YEAR ENDED
                                                             MAY 31, 2005    OCTOBER 31, 2004    OCTOBER 31, 2003
                                                         ----------------    ----------------    ----------------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS C .............................                N/A                 N/A                 N/A
   SHARES ISSUED IN REINVESTMENT
   OF DISTRIBUTIONS - CLASS C ........................                N/A                 N/A                 N/A
   SHARES REDEEMED - CLASS C .........................                N/A                 N/A                 N/A
                                                         ----------------    ----------------    ----------------
NET INCREASE (DECREASE) IN SHARES
OUTSTANDING - CLASS C ................................                N/A                 N/A                 N/A
                                                         ----------------    ----------------    ----------------
   SHARES SOLD - ADMINISTRATOR
   CLASS (NOTE 1) ....................................                N/A                 N/A                 N/A
   SHARES ISSUED IN REINVESTMENT OF
   DISTRIBUTIONS - ADMINISTRATOR
   CLASS (NOTE 1) ....................................                N/A                 N/A                 N/A
                                                         ----------------    ----------------    ----------------
NET INCREASE (DECREASE) IN SHARES
OUTSTANDING - ADMINISTRATOR CLASS ....................                N/A                 N/A                 N/A
                                                         ----------------    ----------------    ----------------
   SHARES SOLD - ADVISOR CLASS .......................            811,577           2,193,275           7,241,271
   SHARES ISSUED IN REINVESTMENT OF
   DISTRIBUTIONS - ADVISOR CLASS .....................            148,739             301,064             260,506
   SHARES REDEEMED - ADVISOR CLASS ...................         (2,619,164)         (4,589,075)         (2,365,609)
                                                         ----------------    ----------------    ----------------
NET INCREASE (DECREASE) IN SHARES
OUTSTANDING - ADVISOR CLASS ..........................         (1,658,848)         (2,094,736)          5,136,168
                                                         ----------------    ----------------    ----------------
   SHARES SOLD - INSTITUTIONAL CLASS .................                N/A                 N/A                 N/A
   SHARES ISSUED IN REINVESTMENT OF
   DISTRIBUTIONS - INSTITUTIONAL CLASS ...............                N/A                 N/A                 N/A
   SHARES REDEEMED - INSTITUTIONAL CLASS .............                N/A                 N/A                 N/A
                                                         ----------------    ----------------    ----------------
NET INCREASE (DECREASE) IN SHARES
OUTSTANDING - INSTITUTIONAL CLASS ....................                N/A                 N/A                 N/A
                                                         ----------------    ----------------    ----------------
   SHARES SOLD - INVESTOR CLASS ......................          2,517,157          13,703,741          29,706,333
   SHARES ISSUED IN REINVESTMENT OF
   DISTRIBUTIONS - INVESTOR CLASS ....................            421,400             876,274           1,250,749
   SHARES REDEEMED - INVESTOR CLASS ..................         (6,980,296)        (26,550,751)        (24,198,134)
                                                         ----------------    ----------------    ----------------
NET INCREASE (DECREASE) IN SHARES
OUTSTANDING - INVESTOR CLASS .........................         (4,041,739)        (11,970,736)          6,758,948
                                                         ----------------    ----------------    ----------------
NET INCREASE (DECREASE) IN SHARES
OUTSTANDING RESULTING FROM CAPITAL
   SHARE TRANSACTIONS ................................         (5,700,587)        (14,065,472)         11,895,116
                                                         ================    ================    ================
ENDING BALANCE OF UNDISTRIBUTED
NET INVESTMENT INCOME (LOSS) .........................   $              0    $          6,659    $              0
                                                         ================    ================    ================

                                                                       ULTRA SHORT-TERM INCOME FUND
                                                         --------------------------------------------------------
                                                                  FOR THE             FOR THE             FOR THE
                                                             PERIOD ENDED          YEAR ENDED          YEAR ENDED
                                                             MAY 31, 2005    OCTOBER 31, 2004    OCTOBER 31, 2003
                                                         ----------------    ----------------    ----------------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS C .............................                N/A                 N/A                 N/A
   SHARES ISSUED IN REINVESTMENT
   OF DISTRIBUTIONS - CLASS C ........................                N/A                 N/A                 N/A
   SHARES REDEEMED - CLASS C .........................                N/A                 N/A                 N/A
                                                         ----------------    ----------------    ----------------
NET INCREASE (DECREASE) IN SHARES
OUTSTANDING - CLASS C ................................                N/A                 N/A                 N/A
                                                         ----------------    ----------------    ----------------
   SHARES SOLD - ADMINISTRATOR
   CLASS (NOTE 1) ....................................             17,485                 N/A                 N/A
   SHARES ISSUED IN REINVESTMENT OF
   DISTRIBUTIONS - ADMINISTRATOR
   CLASS (NOTE 1) ....................................                 50                 N/A                 N/A
                                                         ----------------    ----------------    ----------------
NET INCREASE (DECREASE) IN SHARES
OUTSTANDING - ADMINISTRATOR CLASS ....................             17,535                 N/A                 N/A
                                                         ----------------    ----------------    ----------------
   SHARES SOLD - ADVISOR CLASS .......................          1,127,409           5,251,935          15,216,830
   SHARES ISSUED IN REINVESTMENT OF
   DISTRIBUTIONS - ADVISOR CLASS .....................            172,337             314,398             424,240
   SHARES REDEEMED - ADVISOR CLASS ...................         (4,378,147)        (11,660,062)        (10,435,045)
                                                         ----------------    ----------------    ----------------
NET INCREASE (DECREASE) IN SHARES
OUTSTANDING - ADVISOR CLASS ..........................         (3,078,401)         (6,093,729)          5,206,025
                                                         ----------------    ----------------    ----------------
   SHARES SOLD - INSTITUTIONAL CLASS .................          1,597,195           5,103,244          39,798,329
   SHARES ISSUED IN REINVESTMENT OF
   DISTRIBUTIONS - INSTITUTIONAL CLASS ...............             97,628             309,449             838,663
   SHARES REDEEMED - INSTITUTIONAL CLASS .............         (1,997,259)        (21,836,888)        (49,877,844)
                                                         ----------------    ----------------    ----------------
NET INCREASE (DECREASE) IN SHARES
OUTSTANDING - INSTITUTIONAL CLASS ....................           (302,436)        (16,424,195)         (9,240,852)
                                                         ----------------    ----------------    ----------------
   SHARES SOLD - INVESTOR CLASS ......................         19,120,946          54,187,259         121,906,304
   SHARES ISSUED IN REINVESTMENT OF
   DISTRIBUTIONS - INVESTOR CLASS ....................          2,618,309           4,650,565           7,383,139
   SHARES REDEEMED - INVESTOR CLASS ..................        (50,572,453)       (133,789,575)       (137,950,481)
                                                         ----------------    ----------------    ----------------
NET INCREASE (DECREASE) IN SHARES
OUTSTANDING - INVESTOR CLASS .........................        (28,833,198)        (74,951,751)         (8,661,038)
                                                         ----------------    ----------------    ----------------
NET INCREASE (DECREASE) IN SHARES
OUTSTANDING RESULTING FROM CAPITAL
   SHARE TRANSACTIONS ................................        (32,196,500)        (97,469,675)        (12,695,865)
                                                         ================    ================    ================
ENDING BALANCE OF UNDISTRIBUTED
NET INVESTMENT INCOME (LOSS) .........................   $             84    $          5,447    $           (993)
                                                         ================    ================    ================

WELLS FARGO ADVANTAGE INCOME FUNDS                          FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                        NET REALIZED
                                            BEGINNING          NET               AND         DISTRIBUTIONS
                                            NET ASSET   INVESTMENT        UNREALIZED              FROM NET
                                            VALUE PER       INCOME    GAIN (LOSS) ON            INVESTMENT
                                                SHARE       (LOSS)       INVESTMENTS                INCOME
----------------------------------------------------------------------------------------------------------
CORPORATE BOND FUND
----------------------------------------------------------------------------------------------------------
ADVISOR CLASS
NOVEMBER 1, 2004 TO MAY 31, 2005(4) ....   $    10.67         0.29             (0.09)                (0.29)
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 ...   $    10.42         0.49              0.25                 (0.49)
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 ...   $     9.54         0.52              0.88                 (0.52)
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 ...   $    10.80         0.63             (1.25)                (0.64)
NOVEMBER 1, 2000 TO OCTOBER 31, 2001 ...   $    10.42         0.74              0.38                 (0.74)
NOVEMBER 1, 1999 TO OCTOBER 31, 2000 ...   $    10.59         0.73             (0.17)                (0.73)

INSTITUTIONAL CLASS
NOVEMBER 1, 2004 TO MAY 31, 2005(4) ....   $    10.65         0.31             (0.08)                (0.31)
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 ...   $    10.41         0.55              0.24                 (0.55)
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 ...   $     9.53         0.57              0.88                 (0.57)
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 ...   $    10.79         0.68             (1.25)                (0.69)
NOVEMBER 1, 2000 TO OCTOBER 31, 2001 ...   $    10.42         0.81              0.37                 (0.81)
NOVEMBER 1, 1999 TO OCTOBER 31, 2000 ...   $    10.59         0.80             (0.17)                (0.80)

INVESTOR CLASS
NOVEMBER 1, 2004 TO MAY 31, 2005(4) ....   $    10.67         0.29             (0.08)                (0.29)
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 ...   $    10.42         0.50              0.25                 (0.50)
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 ...   $     9.54         0.53              0.88                 (0.53)
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 ...   $    10.80         0.65             (1.26)                (0.65)
NOVEMBER 1, 2000 TO OCTOBER 31, 2001 ...   $    10.43         0.76              0.37                 (0.76)
NOVEMBER 1, 1999 TO OCTOBER 31, 2000 ...   $    10.60         0.77             (0.19)                (0.75)

GOVERNMENT SECURITIES FUND
----------------------------------------------------------------------------------------------------------
CLASS C
NOVEMBER 1, 2004 TO MAY 31, 2005(4) ....   $    10.92         0.12              0.01                 (0.16)
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 ...   $    11.05         0.15              0.20                 (0.25)
DECEMBER 26, 2002(5) TO OCTOBER 31, 2003   $    11.14         0.19             (0.06)                (0.22)

ADMINISTRATOR CLASS
APRIL 11, 2005(5) TO MAY 31, 2005(4) ...   $    10.61         0.05              0.17                 (0.06)

ADVISOR CLASS
NOVEMBER 1, 2004 TO MAY 31, 2005(4) ....   $    10.93         0.20              0.00(6)              (0.24)
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 ...   $    11.05         0.25              0.21                 (0.35)
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 ...   $    11.35         0.25              0.07                 (0.36)
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 ...   $    11.25         0.42              0.30                 (0.46)
NOVEMBER 1, 2000 TO OCTOBER 31, 2001 ...   $    10.33         0.54              0.92                 (0.54)
NOVEMBER 1, 1999 TO OCTOBER 31, 2000 ...   $    10.22         0.56              0.11                 (0.56)

INSTITUTIONAL CLASS
NOVEMBER 1, 2004 TO MAY 31, 2005(4) ....   $    10.93         0.23              0.00(6)              (0.27)
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 ...   $    11.05         0.32              0.21                 (0.42)
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 ...   $    11.36         0.34              0.05                 (0.44)
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 ...   $    11.26         0.48              0.31                 (0.53)
NOVEMBER 1, 2000 TO OCTOBER 31, 2001 ...   $    10.34         0.60              0.93                 (0.61)
NOVEMBER 1, 1999 TO OCTOBER 31, 2000 ...   $    10.22         0.64              0.12                 (0.64)

INVESTOR CLASS
NOVEMBER 1, 2004 TO MAY 31, 2005(4) ....   $    10.93         0.20              0.00(6)              (0.24)
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 ...   $    11.05         0.26              0.21                 (0.36)
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 ...   $    11.36         0.28              0.05                 (0.38)
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 ...   $    11.26         0.43              0.31                 (0.48)
NOVEMBER 1, 2000 TO OCTOBER 31, 2001 ...   $    10.33         0.55              0.95                 (0.57)
NOVEMBER 1, 1999 TO OCTOBER 31, 2000 ...   $    10.23         0.59              0.10                 (0.59)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS                          WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

                                           DISTRIBUTIONS       ENDING        RATIO TO AVERAGE NET ASSETS (ANNUALIZED)(1)
                                                FROM NET    NET ASSET     --------------------------------------------------
                                                REALIZED    VALUE PER     NET INVESTMENT      GROSS    EXPENSES          NET
                                                   GAINS        SHARE      INCOME (LOSS)   EXPENSES      WAIVED     EXPENSES
----------------------------------------------------------------------------------------------------------------------------
CORPORATE BOND FUND
----------------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
NOVEMBER 1, 2004 TO MAY 31, 2005(4) ....            0.00    $    10.58              4.60%      1.23%      (0.16)%       1.07%
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 ...            0.00    $    10.67              4.70%      1.20%      (0.08)%       1.12%
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 ...            0.00    $    10.42              5.10%      1.16%      (0.03)%       1.13%
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 ...            0.00    $     9.54              6.40%      1.15%      (0.03)%       1.12%
NOVEMBER 1, 2000 TO OCTOBER 31, 2001 ...            0.00    $    10.80              6.72%      1.29%      (0.14)%       1.15%
NOVEMBER 1, 1999 TO OCTOBER 31, 2000 ...            0.00    $    10.42              6.92%      1.15%      (0.05)%       1.10%

INSTITUTIONAL CLASS
NOVEMBER 1, 2004 TO MAY 31, 2005(4) ....            0.00    $    10.57              5.08%      0.65%      (0.04)%       0.61%
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 ...            0.00    $    10.65              5.23%      0.60%      (0.03)%       0.57%
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 ...            0.00    $    10.41              5.59%      0.60%      (0.01)%       0.59%
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 ...            0.00    $     9.53              7.00%      0.59%      (0.01)%       0.58%
NOVEMBER 1, 2000 TO OCTOBER 31, 2001 ...            0.00    $    10.79              7.42%      0.49%      (0.00)%       0.49%
NOVEMBER 1, 1999 TO OCTOBER 31, 2000 ...            0.00    $    10.42              7.67%      0.44%      (0.00)%       0.44%

INVESTOR CLASS
NOVEMBER 1, 2004 TO MAY 31, 2005(4) ....            0.00    $    10.59              4.62%      1.13%      (0.09)%       1.04%
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 ...            0.00    $    10.67              4.78%      1.07%      (0.03)%       1.04%
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 ...            0.00    $    10.42              5.20%      1.04%      (0.01)%       1.03%
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 ...            0.00    $     9.54              6.60%      0.99%       0.00%        0.99%
NOVEMBER 1, 2000 TO OCTOBER 31, 2001 ...            0.00    $    10.80              7.03%      0.95%       0.00%        0.95%
NOVEMBER 1, 1999 TO OCTOBER 31, 2000 ...            0.00    $    10.43              7.35%      0.92%       0.00%        0.92%

GOVERNMENT SECURITIES FUND
----------------------------------------------------------------------------------------------------------------------------
CLASS C
NOVEMBER 1, 2004 TO MAY 31, 2005(4) ....           (0.12)   $    10.77              2.14%      2.30%      (0.04)%       2.26%
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 ...           (0.23)   $    10.92              1.65%      2.10%      (0.04)%       2.06%
DECEMBER 26, 2002(5) TO OCTOBER 31, 2003            0.00    $    11.05              1.25%      2.17%      (0.06)%       2.11%

ADMINISTRATOR CLASS
APRIL 11, 2005(5) TO MAY 31, 2005(4) ...            0.00    $    10.77              3.54%      0.83%      (0.16)%       0.67%

ADVISOR CLASS
NOVEMBER 1, 2004 TO MAY 31, 2005(4) ....           (0.12)   $    10.77              3.33%      1.16%      (0.09)%       1.07%
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 ...           (0.23)   $    10.93              2.57%      1.18%      (0.06)%       1.12%
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 ...           (0.26)   $    11.05              2.33%      1.12%      (0.01)%       1.11%
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 ...           (0.16)   $    11.35              3.68%      1.14%      (0.04)%       1.10%
NOVEMBER 1, 2000 TO OCTOBER 31, 2001 ...            0.00    $    11.25              4.50%      1.36%      (0.22)%       1.14%
NOVEMBER 1, 1999 TO OCTOBER 31, 2000 ...            0.00    $    10.33              5.52%      1.93%      (0.81)%       1.12%

INSTITUTIONAL CLASS
NOVEMBER 1, 2004 TO MAY 31, 2005(4) ....           (0.12)   $    10.77              3.87%      0.58%      (0.05)%       0.53%
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 ...           (0.23)   $    10.93              3.19%      0.53%      (0.03)%       0.50%
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 ...           (0.26)   $    11.05              2.96%      0.48%       0.00%        0.48%
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 ...           (0.16)   $    11.36              4.50%      0.46%      (0.01)%       0.45%
NOVEMBER 1, 2000 TO OCTOBER 31, 2001 ...            0.00    $    11.26              5.43%      0.47%       0.00%        0.47%
NOVEMBER 1, 1999 TO OCTOBER 31, 2000 ...            0.00    $    10.34              6.21%      0.41%       0.00%        0.41%

INVESTOR CLASS
NOVEMBER 1, 2004 TO MAY 31, 2005(4) ....           (0.12)   $    10.77              3.37%      1.08%      (0.06)%       1.02%
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 ...           (0.23)   $    10.93              2.66%      1.06%      (0.03)%       1.03%
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 ...           (0.26)   $    11.05              2.55%      0.96%       0.00%        0.96%
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 ...           (0.16)   $    11.36              3.85%      0.92%      (0.01)%       0.91%
NOVEMBER 1, 2000 TO OCTOBER 31, 2001 ...            0.00    $    11.26              5.08%      0.91%       0.00%        0.91%
NOVEMBER 1, 1999 TO OCTOBER 31, 2000 ...            0.00    $    10.33              5.76%      0.89%      (0.01)%       0.88%


                                                        PORTFOLIO      NET ASSETS AT
                                               TOTAL     TURNOVER      END OF PERIOD
                                           RETURN(2)      RATE(3)    (000'S OMITTED)
------------------------------------------------------------------------------------
CORPORATE BOND FUND
------------------------------------------------------------------------------------
ADVISOR CLASS
NOVEMBER 1, 2004 TO MAY 31, 2005(4) ....        1.85%          85%   $        17,440
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 ...        7.29%         133%   $        20,396
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 ...       14.89%         205%   $        28,663
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 ...       (5.84)%        412%   $        30,529
NOVEMBER 1, 2000 TO OCTOBER 31, 2001 ...       10.98%         341%   $        32,041
NOVEMBER 1, 1999 TO OCTOBER 31, 2000 ...        5.49%         294%   $         7,138

INSTITUTIONAL CLASS
NOVEMBER 1, 2004 TO MAY 31, 2005(4) ....        2.21%          85%   $        74,568
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 ...        7.78%         133%   $        71,061
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 ...       15.51%         205%   $        76,644
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 ...       (5.35)%        412%   $        43,487
NOVEMBER 1, 2000 TO OCTOBER 31, 2001 ...       11.62%         341%   $        31,997
NOVEMBER 1, 1999 TO OCTOBER 31, 2000 ...        6.22%         294%   $         6,530

INVESTOR CLASS
NOVEMBER 1, 2004 TO MAY 31, 2005(4) ....        1.95%          85%   $       344,329
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 ...        7.39%         133%   $       432,598
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 ...       15.00%         205%   $       555,582
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 ...       (5.71)%        412%   $       683,288
NOVEMBER 1, 2000 TO OCTOBER 31, 2001 ...       11.10%         341%   $     1,292,816
NOVEMBER 1, 1999 TO OCTOBER 31, 2000 ...        5.73%         294%   $       921,587

GOVERNMENT SECURITIES FUND
------------------------------------------------------------------------------------
CLASS C
NOVEMBER 1, 2004 TO MAY 31, 2005(4) ....        1.24%         139%   $         2,257
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 ...        3.20%         390%   $         2,979
DECEMBER 26, 2002(5) TO OCTOBER 31, 2003        1.18%         531%   $         2,925

ADMINISTRATOR CLASS
APRIL 11, 2005(5) TO MAY 31, 2005(4) ...        2.12%         139%   $            60

ADVISOR CLASS
NOVEMBER 1, 2004 TO MAY 31, 2005(4) ....        1.85%         139%   $        69,267
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 ...        4.27%         390%   $        76,283
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 ...        2.89%         531%   $       120,753
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 ...        6.77%         519%   $       106,721
NOVEMBER 1, 2000 TO OCTOBER 31, 2001 ...       14.50%         552%   $        12,371
NOVEMBER 1, 1999 TO OCTOBER 31, 2000 ...        6.76%         373%   $            86

INSTITUTIONAL CLASS
NOVEMBER 1, 2004 TO MAY 31, 2005(4) ....        2.17%         139%   $        90,647
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 ...        4.92%         390%   $        84,366
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 ...        3.56%         531%   $       121,767
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 ...        7.45%         519%   $       104,607
NOVEMBER 1, 2000 TO OCTOBER 31, 2001 ...       15.28%         552%   $        76,172
NOVEMBER 1, 1999 TO OCTOBER 31, 2000 ...        7.69%         373%   $        20,547

INVESTOR CLASS
NOVEMBER 1, 2004 TO MAY 31, 2005(4) ....        1.87%         139%   $     1,162,518
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 ...        4.38%         390%   $     1,230,428
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 ...        2.99%         531%   $     2,010,247
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 ...        6.97%         519%   $     2,360,229
NOVEMBER 1, 2000 TO OCTOBER 31, 2001 ...       14.88%         552%   $     1,690,980
NOVEMBER 1, 1999 TO OCTOBER 31, 2000 ...        6.99%         373%   $     1,282,641

WELLS FARGO ADVANTAGE INCOME FUNDS                          FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                       NET REALIZED
                                           BEGINNING          NET               AND     DISTRIBUTIONS
                                           NET ASSET   INVESTMENT        UNREALIZED          FROM NET
                                           VALUE PER       INCOME    GAIN (LOSS) ON        INVESTMENT
                                               SHARE       (LOSS)       INVESTMENTS            INCOME
-----------------------------------------------------------------------------------------------------
HIGH INCOME FUND
-----------------------------------------------------------------------------------------------------
ADVISOR CLASS
NOVEMBER 1, 2004 TO MAY 31, 2005(4) ....   $    7.84         0.30             (0.21)            (0.30)
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 ...   $    7.49         0.53              0.35             (0.53)
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 ...   $    6.31         0.55              1.18             (0.55)
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 ...   $    7.74         0.77             (1.43)            (0.77)
NOVEMBER 1, 2000 TO OCTOBER 31, 2001 ...   $    9.67         1.01             (1.93)            (1.01)
NOVEMBER 1, 1999 TO OCTOBER 31, 2000 ...   $   10.78         0.75             (1.11)            (0.75)

INSTITUTIONAL CLASS
NOVEMBER 1, 2004 TO MAY 31, 2005(4) ....   $    7.88         0.33             (0.19)            (0.33)
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 ...   $    7.53         0.58              0.35             (0.58)
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 ...   $    6.35         0.61              1.17             (0.60)
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 ...   $    7.75         0.82             (1.40)            (0.82)
JULY 31, 2001(5) TO OCTOBER 31, 2001 ...   $    8.56         0.26             (0.81)            (0.26)

INVESTOR CLASS
NOVEMBER 1, 2004 TO MAY 31, 2005(4) ....   $    7.86         0.31             (0.20)            (0.31)
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 ...   $    7.51         0.54              0.35             (0.54)
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 ...   $    6.33         0.57              1.18             (0.57)
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 ...   $    7.75         0.78             (1.42)            (0.78)
NOVEMBER 1, 2000 TO OCTOBER 31, 2001 ...   $    9.68         1.03             (1.93)            (1.03)
NOVEMBER 1, 1999 TO OCTOBER 31, 2000 ...   $   10.60         1.14             (0.92)            (1.14)

SHORT-TERM BOND FUND
-----------------------------------------------------------------------------------------------------
ADVISOR CLASS
NOVEMBER 1, 2004 TO MAY 31, 2005(4) ....   $    8.77         0.18             (0.14)            (0.19)
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 ...   $    8.81         0.26             (0.01)            (0.29)
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 ...   $    8.78         0.29              0.07             (0.33)
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 ...   $    9.40         0.42             (0.60)            (0.44)
NOVEMBER 1, 2000 TO OCTOBER 31, 2001 ...   $    9.34         0.58              0.06             (0.58)
NOVEMBER 1, 1999 TO OCTOBER 31, 2000 ...   $    9.41         0.60             (0.07)            (0.60)

INSTITUTIONAL CLASS
NOVEMBER 1, 2004 TO MAY 31, 2005(4) ....   $    8.78         0.20             (0.14)            (0.21)
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 ...   $    8.82         0.31             (0.01)            (0.34)
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 ...   $    8.79         0.34              0.08             (0.39)
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 ...   $    9.40         0.48             (0.59)            (0.50)
NOVEMBER 1, 2000 TO OCTOBER 31, 2001 ...   $    9.35         0.64              0.05             (0.64)
NOVEMBER 1, 1999 TO OCTOBER 31, 2000 ...   $    9.42         0.67             (0.07)            (0.67)

INVESTOR CLASS
NOVEMBER 1, 2004 TO MAY 31, 2005(4) ....   $    8.77         0.19             (0.14)            (0.20)
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 ...   $    8.81         0.27             (0.01)            (0.30)
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 ...   $    8.78         0.29              0.09             (0.35)
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 ...   $    9.39         0.44             (0.59)            (0.46)
NOVEMBER 1, 2000 TO OCTOBER 31, 2001 ...   $    9.34         0.60              0.05             (0.60)
NOVEMBER 1, 1999 TO OCTOBER 31, 2000 ...   $    9.41         0.63             (0.07)            (0.63)

SHORT-TERM HIGH YIELD BOND FUND
-----------------------------------------------------------------------------------------------------
ADVISOR CLASS
NOVEMBER 1, 2004 TO MAY 31, 2005(4) ....   $    8.69         0.22             (0.18)            (0.22)
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 ...   $    8.66         0.39              0.03             (0.39)
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 ...   $    8.28         0.46              0.38             (0.46)
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 ...   $    8.93         0.60             (0.65)            (0.60)
NOVEMBER 1, 2000 TO OCTOBER 31, 2001 ...   $    9.88         0.79             (0.95)            (0.79)
FEBRUARY 29, 2000(5) TO OCTOBER 31, 2000   $   10.05         0.51             (0.17)            (0.51)

INVESTOR CLASS
NOVEMBER 1, 2004 TO MAY 31, 2005(4) ....   $    8.69         0.22             (0.17)            (0.22)
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 ...   $    8.66         0.40              0.03             (0.40)
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 ...   $    8.29         0.47              0.37             (0.47)
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 ...   $    8.93         0.61             (0.64)            (0.61)
NOVEMBER 1, 2000 TO OCTOBER 31, 2001 ...   $    9.88         0.82             (0.95)            (0.82)
NOVEMBER 1, 1999 TO OCTOBER 31, 2000 ...   $   10.21         0.81             (0.33)            (0.81)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS                          WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

                                           DISTRIBUTIONS          ENDING   RATIO TO AVERAGE NET ASSETS (ANNUALIZED)(1)
                                                FROM NET       NET ASSET   --------------------------------------------------
                                                REALIZED       VALUE PER   NET INVESTMENT       GROSS    EXPENSES         NET
                                                   GAINS           SHARE    INCOME (LOSS)    EXPENSES      WAIVED    EXPENSES
-----------------------------------------------------------------------------------------------------------------------------
HIGH INCOME FUND
-----------------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
NOVEMBER 1, 2004 TO MAY 31, 2005(4) ....            0.00       $    7.63             6.59%       1.20%      (0.14)%      1.06%
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 ...            0.00       $    7.84             6.90%       1.20%      (0.07)%      1.13%
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 ...            0.00       $    7.49             7.74%       1.15%      (0.04)%      1.11%
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 ...            0.00       $    6.31            10.45%       1.20%      (0.07)%      1.13%
NOVEMBER 1, 2000 TO OCTOBER 31, 2001 ...            0.00       $    7.74            11.31%       1.61%      (0.48)%      1.13%
NOVEMBER 1, 1999 TO OCTOBER 31, 2000 ...            0.00       $    9.67            10.72%       1.17%      (0.05)%      1.12%

INSTITUTIONAL CLASS
NOVEMBER 1, 2004 TO MAY 31, 2005(4) ....            0.00       $    7.69             7.20%       0.51%      (0.09)%      0.42%
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 ...            0.00       $    7.88             7.58%       0.47%      (0.03)%      0.44%
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 ...            0.00       $    7.53             8.60%       0.45%       0.00%       0.45%
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 ...            0.00       $    6.35            11.03%       0.46%       0.00%       0.46%
JULY 31, 2001(5) TO OCTOBER 31, 2001 ...            0.00       $    7.75            12.93%       0.49%       0.00%       0.49%

INVESTOR CLASS
NOVEMBER 1, 2004 TO MAY 31, 2005(4) ....            0.00       $    7.66             6.71%       1.08%      (0.13)%      0.95%
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 ...            0.00       $    7.86             7.06%       1.00%      (0.04)%      0.96%
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 ...            0.00       $    7.51             8.09%       0.94%       0.00%       0.94%
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 ...            0.00       $    6.33            10.62%       0.97%       0.00%       0.97%
NOVEMBER 1, 2000 TO OCTOBER 31, 2001 ...            0.00       $    7.75            11.48%       0.90%       0.00%       0.90%
NOVEMBER 1, 1999 TO OCTOBER 31, 2000 ...            0.00       $    9.68            10.96%       0.86%       0.00%       0.86%

SHORT-TERM BOND FUND
-----------------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
NOVEMBER 1, 2004 TO MAY 31, 2005(4) ....            0.00       $    8.62             3.53%       1.18%      (0.14)%      1.04%
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 ...            0.00       $    8.77             2.96%       1.19%      (0.07)%      1.12%
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 ...            0.00       $    8.81             3.14%       1.15%      (0.02)%      1.13%
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 ...            0.00       $    8.78             4.66%       1.16%      (0.03)%      1.13%
NOVEMBER 1, 2000 TO OCTOBER 31, 2001 ...            0.00       $    9.40             5.47%       1.34%      (0.21)%      1.13%
NOVEMBER 1, 1999 TO OCTOBER 31, 2000 ...            0.00       $    9.34             6.51%       2.00%      (0.89)%      1.11%

INSTITUTIONAL CLASS
NOVEMBER 1, 2004 TO MAY 31, 2005(4) ....            0.00       $    8.63             4.07%       0.60%      (0.07)%      0.53%
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 ...            0.00       $    8.78             3.56%       0.54%      (0.03)%      0.51%
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 ...            0.00       $    8.82             3.78%       0.51%       0.00%       0.51%
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 ...            0.00       $    8.79             5.35%       0.48%       0.00%       0.48%
NOVEMBER 1, 2000 TO OCTOBER 31, 2001 ...            0.00       $    9.40             6.57%       0.44%       0.00%       0.44%
NOVEMBER 1, 1999 TO OCTOBER 31, 2000 ...            0.00       $    9.35             7.16%       0.43%       0.00%       0.43%

INVESTOR CLASS
NOVEMBER 1, 2004 TO MAY 31, 2005(4) ....            0.00       $    8.62             3.70%       1.01%      (0.12)%      0.89%
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 ...            0.00       $    8.77             3.11%       0.99%      (0.03)%      0.96%
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 ...            0.00       $    8.81             3.39%       0.94%      (0.01)%      0.93%
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 ...            0.00       $    8.78             4.94%       0.90%       0.00%       0.90%
NOVEMBER 1, 2000 TO OCTOBER 31, 2001 ...            0.00       $    9.39             6.23%       0.87%       0.00%       0.87%
NOVEMBER 1, 1999 TO OCTOBER 31, 2000 ...            0.00       $    9.34             6.74%       0.86%       0.00%       0.86%

SHORT-TERM HIGH YIELD BOND FUND
-----------------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
NOVEMBER 1, 2004 TO MAY 31, 2005(4) ....            0.00       $    8.51             4.32%       1.23%      (0.14)%      1.09%
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 ...            0.00       $    8.69             4.54%       1.20%      (0.08)%      1.12%
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 ...            0.00       $    8.66             5.23%       1.16%      (0.04)%      1.12%
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 ...            0.00       $    8.28             6.82%       1.18%      (0.06)%      1.12%
NOVEMBER 1, 2000 TO OCTOBER 31, 2001 ...            0.00       $    8.93             7.95%       1.30%      (0.17)%      1.13%
FEBRUARY 29, 2000(5) TO OCTOBER 31, 2000            0.00       $    9.88             7.65%       1.16%      (0.04)%      1.12%

INVESTOR CLASS
NOVEMBER 1, 2004 TO MAY 31, 2005(4) ....            0.00       $    8.52             4.41%       1.15%      (0.14)%      1.01%
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 ...            0.00       $    8.69             4.68%       1.03%      (0.04)%      0.99%
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 ...            0.00       $    8.66             5.48%       0.98%      (0.01)%      0.97%
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 ...            0.00       $    8.29             7.18%       0.93%      (0.01)%      0.92%
NOVEMBER 1, 2000 TO OCTOBER 31, 2001 ...            0.00       $    8.93             8.45%       0.84%       0.00%       0.84%
NOVEMBER 1, 1999 TO OCTOBER 31, 2000 ...           (0.00)(6)   $    9.88             8.05%       0.82%       0.00%       0.82%


                                                        PORTFOLIO      NET ASSETS AT
                                               TOTAL     TURNOVER      END OF PERIOD
                                           RETURN(2)      RATE(3)    (000'S OMITTED)
------------------------------------------------------------------------------------
HIGH INCOME FUND
------------------------------------------------------------------------------------
ADVISOR CLASS
NOVEMBER 1, 2004 TO MAY 31, 2005(4) ....        1.16%          52%   $        17,681
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 ...       12.11%         133%   $        22,315
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 ...       28.39%         172%   $        29,587
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 ...       (9.44)%        120%   $        17,257
NOVEMBER 1, 2000 TO OCTOBER 31, 2001 ...      (10.28)%        114%   $        14,821
NOVEMBER 1, 1999 TO OCTOBER 31, 2000 ...       (3.44)%        104%   $           123

INSTITUTIONAL CLASS
NOVEMBER 1, 2004 TO MAY 31, 2005(4) ....        1.77%          52%   $         3,108
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 ...       12.85%         133%   $        24,436
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 ...       29.11%         172%   $        41,891
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 ...       (8.38)%        120%   $        47,281
JULY 31, 2001(5) TO OCTOBER 31, 2001 ...       (6.52)%        114%   $        13,626

INVESTOR CLASS
NOVEMBER 1, 2004 TO MAY 31, 2005(4) ....        1.35%          52%   $       246,538
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 ...       12.26%         133%   $       300,358
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 ...       28.55%         172%   $       441,931
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 ...       (9.14)%        120%   $       438,858
NOVEMBER 1, 2000 TO OCTOBER 31, 2001 ...      (10.05)%        114%   $       846,866
NOVEMBER 1, 1999 TO OCTOBER 31, 2000 ...        1.94%         104%   $       716,601

SHORT-TERM BOND FUND
------------------------------------------------------------------------------------
ADVISOR CLASS
NOVEMBER 1, 2004 TO MAY 31, 2005(4) ....        0.45%          14%   $         8,142
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 ...        2.87%          37%   $        10,240
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 ...        4.19%          97%   $        14,203
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 ...       (1.89)%        154%   $         9,369
NOVEMBER 1, 2000 TO OCTOBER 31, 2001 ...        6.93%         129%   $         9,657
NOVEMBER 1, 1999 TO OCTOBER 31, 2000 ...        5.81%          94%   $            16

INSTITUTIONAL CLASS
NOVEMBER 1, 2004 TO MAY 31, 2005(4) ....        0.76%          14%   $        51,426
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 ...        3.50%          37%   $        49,940
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 ...        4.84%          97%   $        67,391
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 ...       (1.14)%        154%   $        55,474
NOVEMBER 1, 2000 TO OCTOBER 31, 2001 ...        7.57%         129%   $        71,474
NOVEMBER 1, 1999 TO OCTOBER 31, 2000 ...        6.60%          94%   $        24,800

INVESTOR CLASS
NOVEMBER 1, 2004 TO MAY 31, 2005(4) ....        0.53%          14%   $       505,613
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 ...        3.05%          37%   $       516,105
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 ...        4.40%          97%   $       723,273
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 ...       (1.56)%        154%   $       933,238
NOVEMBER 1, 2000 TO OCTOBER 31, 2001 ...        7.11%         129%   $     1,348,372
NOVEMBER 1, 1999 TO OCTOBER 31, 2000 ...        6.16%          94%   $     1,138,002

SHORT-TERM HIGH YIELD BOND FUND
------------------------------------------------------------------------------------
ADVISOR CLASS
NOVEMBER 1, 2004 TO MAY 31, 2005(4) ....        0.47%          31%   $        40,297
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 ...        4.96%          71%   $        55,553
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 ...       10.35%         117%   $        73,487
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 ...       (0.68)%         86%   $        27,751
NOVEMBER 1, 2000 TO OCTOBER 31, 2001 ...       (1.92)%         73%   $        17,544
FEBRUARY 29, 2000(5) TO OCTOBER 31, 2000        3.52%          67%   $            46

INVESTOR CLASS
NOVEMBER 1, 2004 TO MAY 31, 2005(4) ....        0.63%          31%   $       127,171
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 ...        5.08%          71%   $       164,928
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 ...       10.38%         117%   $       268,015
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 ...       (0.42)%         86%   $       200,429
NOVEMBER 1, 2000 TO OCTOBER 31, 2001 ...       (1.64)%         73%   $       348,277
NOVEMBER 1, 1999 TO OCTOBER 31, 2000 ...       (4.91)%         67%   $       286,274

WELLS FARGO ADVANTAGE INCOME FUNDS                          FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                       NET REALIZED
                                           BEGINNING          NET               AND         DISTRIBUTIONS
                                           NET ASSET   INVESTMENT        UNREALIZED              FROM NET
                                           VALUE PER       INCOME    GAIN (LOSS) ON            INVESTMENT
                                               SHARE       (LOSS)       INVESTMENTS                INCOME
---------------------------------------------------------------------------------------------------------
ULTRA SHORT-TERM INCOME FUND
---------------------------------------------------------------------------------------------------------
ADMINISTRATOR CLASS
APRIL 11, 2005(5) TO MAY 31, 2005(4) ...   $    9.16         0.05              0.00(6)              (0.05)

ADVISOR CLASS
NOVEMBER 1, 2004 TO MAY 31, 2005(4) ....   $    9.21         0.16             (0.02)                (0.18)
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 ...   $    9.33         0.20             (0.07)                (0.25)
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 ...   $    9.41         0.24             (0.01)                (0.31)
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 ...   $    9.82         0.34             (0.35)                (0.40)
NOVEMBER 1, 2000 TO OCTOBER 31, 2001 ...   $    9.88         0.55             (0.05)                (0.56)
MARCH 1, 2000(7) TO OCTOBER 31, 2000 ...   $    9.87         0.41              0.01                 (0.41)

INSTITUTIONAL CLASS
NOVEMBER 1, 2004 TO MAY 31, 2005(4) ....   $    9.21         0.19             (0.02)                (0.21)
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 ...   $    9.33         0.24             (0.04)                (0.32)
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 ...   $    9.41         0.29              0.01                 (0.38)
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 ...   $    9.82         0.36             (0.29)                (0.48)
NOVEMBER 1, 2000 TO OCTOBER 31, 2001 ...   $    9.87         0.62             (0.04)                (0.63)
MARCH 1, 2000(7) TO OCTOBER 31, 2000 ...   $    9.87         0.46              0.00                 (0.46)

INVESTOR CLASS
NOVEMBER 1, 2004 TO MAY 31, 2005(4) ....   $    9.22         0.17             (0.03)                (0.19)
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 ...   $    9.34         0.22             (0.06)                (0.28)
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 ...   $    9.42         0.25              0.01                 (0.34)
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 ...   $    9.82         0.35             (0.32)                (0.43)
NOVEMBER 1, 2000 TO OCTOBER 31, 2001 ...   $    9.88         0.58             (0.05)                (0.59)
MARCH 1, 2000(7) TO OCTOBER 31, 2000 ...   $    9.87         0.43              0.01                 (0.43)
MARCH 1, 1999 TO FEBRUARY 29, 2000 .....   $    9.95         0.59             (0.08)                (0.59)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS                          WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

                                           DISTRIBUTIONS      ENDING     RATIO TO AVERAGE NET ASSETS (ANNUALIZED)(1)
                                                FROM NET   NET ASSET
                                                REALIZED   VALUE PER   NET INVESTMENT      GROSS   EXPENSES         NET
                                                   GAINS       SHARE    INCOME (LOSS)   EXPENSES     WAIVED    EXPENSES
-----------------------------------------------------------------------------------------------------------------------
ULTRA SHORT-TERM INCOME FUND
-----------------------------------------------------------------------------------------------------------------------
ADMINISTRATOR CLASS
APRIL 11, 2005(5) TO MAY 31, 2005(4) ...            0.00   $    9.16             3.35%      0.83%     (0.24)%      0.59%

ADVISOR CLASS
NOVEMBER 1, 2004 TO MAY 31, 2005(4) ....            0.00   $    9.17             2.98%      1.15%     (0.12)%      1.03%
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 ...            0.00   $    9.21             2.25%      1.17%     (0.05)%      1.12%
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 ...            0.00   $    9.33             2.37%      1.12%      0.00%       1.12%
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 ...            0.00   $    9.41             3.55%      1.11%     (0.01)%      1.10%
NOVEMBER 1, 2000 TO OCTOBER 31, 2001 ...            0.00   $    9.82             4.93%      1.16%     (0.03)%      1.13%
MARCH 1, 2000(7) TO OCTOBER 31, 2000 ...            0.00   $    9.88             6.22%      1.12%     (0.01)%      1.11%

INSTITUTIONAL CLASS
NOVEMBER 1, 2004 TO MAY 31, 2005(4) ....            0.00   $    9.17             3.60%      0.51%     (0.09)%      0.42%
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 ...            0.00   $    9.21             2.99%      0.41%     (0.03)%      0.38%
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 ...            0.00   $    9.33             3.16%      0.37%      0.00%       0.37%
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 ...            0.00   $    9.41             4.36%      0.36%     (0.01)%      0.35%
NOVEMBER 1, 2000 TO OCTOBER 31, 2001 ...            0.00   $    9.82             6.09%      0.36%      0.00%       0.36%
MARCH 1, 2000(7) TO OCTOBER 31, 2000 ...            0.00   $    9.87             6.95%      0.38%      0.00%       0.38%

INVESTOR CLASS
NOVEMBER 1, 2004 TO MAY 31, 2005(4) ....            0.00   $    9.17             3.14%      0.99%     (0.12)%      0.87%
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 ...            0.00   $    9.22             2.49%      0.89%     (0.03)%      0.86%
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 ...            0.00   $    9.34             2.70%      0.85%     (0.01)%      0.84%
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 ...            0.00   $    9.42             3.87%      0.82%      0.00%       0.82%
NOVEMBER 1, 2000 TO OCTOBER 31, 2001 ...            0.00   $    9.82             5.75%      0.79%      0.00%       0.79%
MARCH 1, 2000(7) TO OCTOBER 31, 2000 ...            0.00   $    9.88             6.52%      0.79%      0.00%       0.79%
MARCH 1, 1999 TO FEBRUARY 29, 2000 .....            0.00   $    9.87             5.89%      0.76%      0.00%       0.76%

                                                           PORTFOLIO     NET ASSETS AT
                                               TOTAL        TURNOVER     END OF PERIOD
                                           RETURN(2)         RATE(3)   (000'S OMITTED)
--------------------------------------------------------------------------------------
ULTRA SHORT-TERM INCOME FUND
--------------------------------------------------------------------------------------
ADMINISTRATOR CLASS
APRIL 11, 2005(5) TO MAY 31, 2005(4) ...        0.53%            17%   $           161

ADVISOR CLASS
NOVEMBER 1, 2004 TO MAY 31, 2005(4) ....        1.55%            17%   $        59,097
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 ...        1.45%            26%   $        87,760
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 ...        2.49%            94%   $       145,769
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 ...       (0.06)%           50%   $        97,990
NOVEMBER 1, 2000 TO OCTOBER 31, 2001 ...        5.12%            70%   $        81,827
MARCH 1, 2000(7) TO OCTOBER 31, 2000 ...        4.35%            38%   $            28

INSTITUTIONAL CLASS
NOVEMBER 1, 2004 TO MAY 31, 2005(4) ....        1.90%            17%   $        56,560
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 ...        2.19%            26%   $        59,624
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 ...        3.26%            94%   $       213,690
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 ...        0.71%            50%   $       302,379
NOVEMBER 1, 2000 TO OCTOBER 31, 2001 ...        6.03%            70%   $       783,961
MARCH 1, 2000(7) TO OCTOBER 31, 2000 ...        4.76%            38%   $       347,826

INVESTOR CLASS
NOVEMBER 1, 2004 TO MAY 31, 2005(4) ....        1.51%            17%   $     1,006,961
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 ...        1.71%            26%   $     1,277,777
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 ...        2.77%            94%   $     1,994,266
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 ...        0.33%            50%   $     2,092,448
NOVEMBER 1, 2000 TO OCTOBER 31, 2001 ...        5.47%            70%   $     2,989,665
MARCH 1, 2000(7) TO OCTOBER 31, 2000 ...        4.58%            38%   $     2,156,106
MARCH 1, 1999 TO FEBRUARY 29, 2000 .....        5.24%            48%   $     2,207,887

WELLS FARGO ADVANTAGE INCOME FUNDS                 NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(1) During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements (Note
      3).

(2) Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

(3) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(4)   In 2005, the Fund changed its fiscal year-end from October 31 to May 31.

(5)   Commencement of operations.

(6)   Amount calculated is less than $0.005.

(7)   In 2000, the Fund changed its fiscal year-end from February 29 to October
      31.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS                 WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

1. ORGANIZATION

      Wells Fargo Funds Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust commenced operations on November 8, 1999, and at May 31, 2005 was comprised of 108 separate series (each, a "Fund", collectively, the "Funds"). These financial statements present the Corporate Bond Fund, Government Securities Fund, High Income Fund, Short-Term Bond Fund, Short-Term High Yield Bond Fund and Ultra Short-Term Income Fund. Each Fund is a diversified series of the Trust.

      In August and September 2004, the Board of Trustees of the Trust and the Boards of Directors of the Strong Funds ("Strong Funds") approved an Agreement and Plan of Reorganization providing for the reorganization of certain Strong Funds into certain Funds of the Trust.

      Effective at the close of business on April 8, 2005, the following Acquiring Fund ("Acquiring Fund") acquired substantially all of the net assets of the following Target Funds ("Target Funds") through a tax-free exchange under section 368 of the Internal Revenue Code. The following is a summary of shares outstanding and net assets immediately before and after the reorganization:

                                                Before Reorganization           After Reorganization
                                        -------------------------------------   ---------------------
                                                    Target Funds                    Acquiring Fund
-----------------------------------------------------------------------------------------------------
Fund                                    STRONG SHORT-TERM   STRONG SHORT-TERM   WELLS FARGO ADVANTAGE
                                          INCOME FUND          BOND FUND*       SHORT-TERM BOND FUND
-----------------------------------------------------------------------------------------------------
Shares:
-----------------------------------------------------------------------------------------------------
  ADVISOR CLASS                                        --             979,755                 979,755
-----------------------------------------------------------------------------------------------------
  INSTITUTIONAL CLASS                                  --           5,941,048               5,941,048
-----------------------------------------------------------------------------------------------------
  INVESTOR CLASS                                6,002,996          53,271,531              60,148,795
-----------------------------------------------------------------------------------------------------
Net Assets:
-----------------------------------------------------------------------------------------------------
  ADVISOR CLASS                                        --          $8,432,342              $8,432,342
-----------------------------------------------------------------------------------------------------
  INSTITUTIONAL CLASS                                  --          51,177,795              51,177,795
-----------------------------------------------------------------------------------------------------
  INVESTOR CLASS                        $      59,185,007         458,449,144             517,634,151
-----------------------------------------------------------------------------------------------------
Unrealized appreciation (depreciation)           (226,619)         (1,975,269)             (2,201,888)
-----------------------------------------------------------------------------------------------------
Accumulated net realized losses                  (425,633)       (151,537,312)           (151,962,945)
-----------------------------------------------------------------------------------------------------

      * Designates the accounting survivor.

      Effective at the close of business on April 8, 2005, the following Acquiring Funds ("Acquiring Funds"), by share class, acquired substantially all of the net assets of the following Target Funds ("Target Funds"), by share class, through a tax-free exchange under section 368 of the Internal Revenue Code.

                             Acquiring Funds                                                      Target Funds
------------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE CORPORATE BOND FUND ADVISOR CLASS                                     STRONG CORPORATE BOND FUND ADVISOR CLASS
------------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE CORPORATE BOND FUND INSTITUTIONAL CLASS                         STRONG CORPORATE BOND FUND INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE CORPORATE BOND FUND INVESTOR CLASS                                   STRONG CORPORATE BOND FUND INVESTOR CLASS
------------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE GOVERNMENT SECURITIES FUND CLASS C                                   STRONG GOVERNMENT SECURITIES FUND CLASS C
------------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE GOVERNMENT SECURITIES FUND ADMINISTRATOR CLASS                                                             NEW
------------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE GOVERNMENT SECURITIES FUND ADVISOR CLASS                       STRONG GOVERNMENT SECURITIES FUND ADVISOR CLASS
------------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE GOVERNMENT SECURITIES FUND INSTITUTIONAL CLASS           STRONG GOVERNMENT SECURITIES FUND INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE GOVERNMENT SECURITIES FUND INVESTOR CLASS                     STRONG GOVERNMENT SECURITIES FUND INVESTOR CLASS
------------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE HIGH INCOME FUND ADVISOR CLASS                                       STRONG HIGH-YIELD BOND FUND ADVISOR CLASS
------------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE HIGH INCOME FUND INSTITUTIONAL CLASS                           STRONG HIGH-YIELD BOND FUND INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE HIGH INCOME FUND INVESTOR CLASS                                     STRONG HIGH-YIELD BOND FUND INVESTOR CLASS
------------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE SHORT-TERM HIGH YIELD BOND FUND ADVISOR CLASS             STRONG SHORT-TERM HIGH YIELD BOND FUND ADVISOR CLASS
------------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE SHORT-TERM HIGH YIELD BOND FUND INVESTOR CLASS           STRONG SHORT-TERM HIGH YIELD BOND FUND INVESTOR CLASS
------------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE ULTRA SHORT-TERM INCOME FUND ADVISOR CLASS                   STRONG ULTRA SHORT-TERM INCOME FUND ADVISOR CLASS
------------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE ULTRA SHORT-TERM INCOME FUND ADMINISTRATOR CLASS                                                           NEW
------------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE ULTRA SHORT-TERM INCOME FUND INSTITUTIONAL CLASS       STRONG ULTRA SHORT-TERM INCOME FUND INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE ULTRA SHORT-TERM INCOME FUND INVESTOR CLASS                 STRONG ULTRA SHORT-TERM INCOME FUND INVESTOR CLASS
------------------------------------------------------------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE INCOME FUNDS                 NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      The separate classes of shares offered by each Fund differ principally in applicable sales charges and distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

2. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

      The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Trust, are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies.

      The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

SECURITY VALUATION

      Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price. Securities listed on The NASDAQ Stock Market, Inc. are valued at the NASDAQ Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. In the absence of any sale of such securities, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the valuations are based on the latest quoted bid prices. Prior to April 1, 2005, the predecessor Strong Funds valuations were based on the mean of the bid and asked prices.

      Certain fixed income securities with maturities exceeding 60 days are valued by using a pricing service approved by the Trust's Board of Trustees. The service uses market prices as quoted by an independent pricing service or by dealers in these securities when, in the service's judgment, these prices are readily available and are representative of the securities' market values. For some securities, such prices are not readily available. These securities will generally be fair valued using methods which may include consideration of yields or prices of securities of comparable quality, coupon rate, maturity and type of issue, indications as to values from dealers in securities, trading characteristics, and general market conditions.

      Debt securities maturing in 60 days or less generally are valued at amortized cost. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value.

      Investments which are not valued using any of the methods discussed above are valued at their fair value as determined by procedures approved by the Board of Trustees.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

      Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily.

      Debt obligations may be placed on non-accrual status and related investment income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of income has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

      Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

FOREIGN CURRENCY TRANSLATION

      The accounting records are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities, at fiscal period-end, resulting from changes in exchange rates.

      The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities at fiscal period-end are not separately presented. Such changes are recorded with net realized and

NOTES TO FINANCIAL STATEMENTS                 WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

unrealized gain from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

DISTRIBUTIONS TO SHAREHOLDERS

      Net investment income, if any, is declared daily and distributed to shareholders monthly. Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually.

      For federal income tax purposes, a Fund may designate as capital gains dividends the earnings and profits distributed to shareholders on the redemption of fund shares during the year.

      Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from GAAP. The timing and character of distributions made during the period from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications.

      At May 31, 2005, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and
Liabilities:

                                    Undistributed Net        Undistributed Net
Fund                             Investment Income (Loss)   Realized Gain (Loss)   Paid-in Capital
--------------------------------------------------------------------------------------------------
CORPORATE BOND FUND                     $  (5,707)             $     5,707          $         0
--------------------------------------------------------------------------------------------------
GOVERNMENT SECURITIES FUND              3,513,622               (3,513,622)                   0
--------------------------------------------------------------------------------------------------
HIGH INCOME FUND                           19,998                  (19,875)                (123)
--------------------------------------------------------------------------------------------------
SHORT-TERM BOND FUND                      562,184               21,636,001          (22,198,185)
--------------------------------------------------------------------------------------------------
SHORT-TERM HIGH YIELD BOND FUND            66,037                  (66,037)                   0
--------------------------------------------------------------------------------------------------
ULTRA SHORT-TERM INCOME FUND            2,689,244                4,592,684           (7,281,928)

FEDERAL INCOME TAXES

      Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund of the Trust to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under subchapter M of the Internal Revenue Code (the "Code"), and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required at May 31, 2005.

      At May 31, 2005, estimated net capital loss carryforwards, which are available to offset future net realized capital gains, were:

Fund                                 Year Expires     Capital Loss Carryforwards
--------------------------------------------------------------------------------
CORPORATE BOND FUND                      2010               $ 138,935,007
--------------------------------------------------------------------------------
HIGH INCOME FUND                         2007                   5,327,825
                                         2008                   9,294,748
                                         2009                  78,272,914
                                         2010                 279,017,279
                                         2011                  28,016,734
--------------------------------------------------------------------------------
SHORT-TERM BOND FUND                     2007                  17,351,674
                                         2009                 109,813,638
                                         2010                   2,145,251
                                         2011                     263,758
                                         2013                     417,016
--------------------------------------------------------------------------------
SHORT-TERM HIGH YIELD BOND FUND          2008                   1,077,364
                                         2009                   5,798,551
                                         2010                  65,207,342
--------------------------------------------------------------------------------
ULTRA SHORT-TERM INCOME FUND             2007                   4,182,586
                                         2008                  17,640,972
                                         2009                  17,899,192
                                         2010                 171,970,363
                                         2011                  21,629,987
                                         2012                  11,899,310
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE INCOME FUNDS                 NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      At May 31, 2005, current year deferred post-October capital losses, which will be treated as realized for tax purposes on the first day of the succeeding year, were:

                                                           Deferred Post-October
Fund                                                           Capital Loss
--------------------------------------------------------------------------------
ULTRA SHORT-TERM INCOME FUND                                    $  482,795
--------------------------------------------------------------------------------

      The capital loss carryforwards may include capital losses acquired from a merger as discussed in Note 1. The yearly utilization of any acquired capital loss is limited by the Code.

FUTURES CONTRACTS

      The Funds may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission (the "SEC") for long futures positions, the Fund is required to segregate highly liquid securities as permitted by the SEC in connection with futures transactions in an amount generally equal to the entire value of the underlying contracts. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities. At May 31, 2005, the following Fund(s) held futures contracts:

                                                                                                             Net Unrealized
                                                                                                             Appreciation
Fund                           Contracts             Type                Expiration Date   Notional Amount   (Depreciation)
---------------------------------------------------------------------------------------------------------------------------
CORPORATE BOND FUND             123 LONG   TWO-YEAR US TREASURY NOTES    SEPTEMBER 2005    $    25,532,632   $       16,774
---------------------------------------------------------------------------------------------------------------------------
CORPORATE BOND FUND             53 SHORT   FIVE-YEAR US TREASURY NOTES   SEPTEMBER 2005          5,764,353             (225)
---------------------------------------------------------------------------------------------------------------------------
CORPORATE BOND FUND            178 SHORT   TEN-YEAR US TREASURY NOTES    SEPTEMBER 2005         20,079,869          (81,413)
---------------------------------------------------------------------------------------------------------------------------
CORPORATE BOND FUND            178 SHORT        US TREASURY BONDS        SEPTEMBER 2005         20,789,087         (114,788)
---------------------------------------------------------------------------------------------------------------------------
GOVERNMENT SECURITIES FUND       60 LONG   FIVE-YEAR US TREASURY NOTES   SEPTEMBER 2005          6,525,724              214
---------------------------------------------------------------------------------------------------------------------------
GOVERNMENT SECURITIES FUND     265 SHORT   TWO-YEAR US TREASURY NOTES    SEPTEMBER 2005         55,007,077          (38,392)
---------------------------------------------------------------------------------------------------------------------------
GOVERNMENT SECURITIES FUND     180 SHORT   TEN-YEAR US TREASURY NOTES    SEPTEMBER 2005         20,305,485          (82,327)
---------------------------------------------------------------------------------------------------------------------------
SHORT-TERM BOND FUND            50 SHORT   TWO-YEAR US TREASURY NOTES    SEPTEMBER 2005         10,378,694           (7,244)
---------------------------------------------------------------------------------------------------------------------------
ULTRA SHORT-TERM INCOME FUND   511 SHORT   TWO-YEAR US TREASURY NOTES    SEPTEMBER 2005        106,070,250          (74,031)
---------------------------------------------------------------------------------------------------------------------------
ULTRA SHORT-TERM INCOME FUND   472 SHORT   FIVE-YEAR US TREASURY NOTES   SEPTEMBER 2005         51,335,369           (2,006)

MORTGAGE DOLLAR ROLL TRANSACTIONS

      The Funds may engage in mortgage dollar roll transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. In a mortgage dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer and simultaneously agrees to repurchase a substantially similar security from the institution at a later date at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different pre-payment histories. During the roll period, a Fund foregoes principal and interest paid on the securities. A Fund is compensated by the difference between the current sales price and the forward price for the future purchase as well as by the earnings on the cash proceeds of the initial sale. Mortgage dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Funds account for the dollar roll transactions as purchases and sales.

SECURITY LOANS

      The Funds may loan securities in return for securities, irrevocable letters of credit or cash collateral, which is invested in various short-term fixed income securities. A Fund may receive compensation for lending securities in the form of fees or by retaining a portion of interest on the investment securities or cash received as collateral. A Fund also continues to receive interest or dividends on the securities loaned. Security loans are secured at all times by collateral. The collateral is equal to at least 102% of the market value of the securities loaned plus accrued interest when the transaction is entered into. If the collateral falls to 100%, it will be brought back to 102%. Gain or loss in the market price of the securities loaned that may occur during the term of the loan are reflected in the value of the Fund. The risks from securities lending are that the borrower may not provide additional collateral when required or return the securities when due or when called for by the Fund. Wells Fargo Bank, N.A., the Funds' custodian, acts as the securities lending agent for the Funds and receives for its services 35% of the revenues earned on the securities lending activities and incurs all expenses. The value of the securities on loan and the value of the related collateral at May 31, 2005 are shown on the Statement of Assets and Liabilities.

NOTES TO FINANCIAL STATEMENTS                 WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

      Prior to April 11, 2005, the predecessor Strong Funds had a securities lending agreement with State Street Bank and Trust Co. ("State Street"). The agreement required that loans be collateralized at all times by cash and cash equivalents equal to at least 102% of the market value of the aggregate loaned securities, plus accrued interest, and the collateral be marked-to-market daily. Amounts earned as interest on investments of cash collateral, net of rebates and other securities lending expenses, are included in Securities Lending Income on the Statement of Operations.

SWAP CONTRACTS

      The Funds may enter into various hedging transactions, such as interest rate swaps to preserve a return or spread on a particular investment or portion of its portfolio, to create synthetic adjustable-rate mortgage securities or for other purposes. Swaps involve the exchange of commitments to make or receive payments, e.g., an exchange of floating-rate payments for fixed rate payments. The Funds record as an increase or decrease to realized gain/loss, the amount due or owed by the Funds at termination or settlement. Swaps are valued based on prices quoted by independent brokers. These valuations represent the net present value of all future cash settlement amounts based on implied forward interest rates or index values. At May 31, 2005, the Funds had no open swap contracts.

WHEN-ISSUED TRANSACTIONS

      Each Fund may purchase securities on a forward commitment or `when-issued' basis. A Fund records a when-issued transaction on the trade date and will segregate with the custodian qualifying assets having a value sufficient to make payment for the securities purchased. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

3. EXPENSES
--------------------------------------------------------------------------------

ADVISORY FEES

      The Trust has entered into an advisory contract with Wells Fargo Funds Management, LLC ("Funds Management"). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management.

      Pursuant to the contract, Funds Management is entitled to receive an advisory fee for its services as adviser. Funds Management may retain the services of certain investment sub-advisers to provide daily portfolio management. The fees related to sub-advisory services are borne directly by the adviser and do not increase the overall fees paid by a Fund to the adviser. Funds Management and the investment sub-adviser are entitled to be paid a monthly fee at the following annual rates:

                                                                                                        Sub-Advisory
                                                  Advisory Fees*                                         Fees (% of
                               Average Daily       (% of Average                      Average Daily     Average Daily
Fund                            Net Assets       Daily Net Assets)   Sub-Adviser       Net Assets        Net Assets)
---------------------------------------------------------------------------------------------------------------------
CORPORATE BOND FUND           $0 - $499 million       0.450         Wells Capital    $0 - $400 million      0.200
                            $500 - $999 million       0.400          Management    $400 - $800 million      0.175
                             $1 - $2.99 billion       0.350         Incorporated        > $800 million      0.150
                             $3 - $4.99 billion       0.325
                                > $4.99 billion       0.300
---------------------------------------------------------------------------------------------------------------------
GOVERNMENT SECURITIES FUND    $0 - $499 Million       0.450        Wells Capital     $0 - $400 Million      0.200
                            $500 - $999 million       0.400          Management    $400 - $800 million      0.175
                             $1 - $2.99 billion       0.350         Incorporated        > $800 million      0.150
                             $3 - $4.99 billion       0.325
                                > $4.99 billion       0.300
---------------------------------------------------------------------------------------------------------------------
HIGH INCOME FUND              $0 - $499 million       0.550         Wells Capital    $0 - $400 million      0.200
                            $500 - $999 million       0.500          Management    $400 - $800 million      0.175
                             $1 - $2.99 billion       0.450         Incorporated        > $800 million      0.150
                             $3 - $4.99 billion       0.425
                                > $4.99 billion       0.400
---------------------------------------------------------------------------------------------------------------------
SHORT-TERM BOND FUND          $0 - $499 million       0.450         Wells Capital    $0 - $200 million      0.200
                            $500 - $999 million       0.400          Management    $200 - $400 million      0.175
                             $1 - $2.99 billion       0.350         Incorporated        > $400 million      0.150
                             $3 - $4.99 billion       0.325
                                > $4.99 billion       0.300

WELLS FARGO ADVANTAGE INCOME FUNDS                 NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                                                                                        Sub-Advisory
                                                  Advisory Fees*                                         Fees (% of
                               Average Daily       (% of Average                      Average Daily     Average Daily
Fund                            Net Assets       Daily Net Assets)   Sub-Adviser       Net Assets        Net Assets)
---------------------------------------------------------------------------------------------------------------------
SHORT-TERM HIGH YIELD         $0 - $499 million       0.550         Wells Capital    $0 - $400 million      0.200
BOND FUND                   $500 - $999 million       0.500          Management    $400 - $800 million      0.175
                             $1 - $2.99 billion       0.450         Incorporated        > $800 million      0.150
                             $3 - $4.99 billion       0.425
                                > $4.99 billion       0.400
---------------------------------------------------------------------------------------------------------------------
ULTRA SHORT-TERM              $0 - $499 million       0.450         Wells Capital    $0 - $400 million      0.200
INCOME FUND                 $500 - $999 million       0.400          Management    $400 - $800 million      0.175
                             $1 - $2.99 billion       0.350         Incorporated        > $800 million      0.150
                             $3 - $4.99 billion       0.325
                                > $4.99 billion       0.300

      * Effective April 11, 2005. Prior to January 1, 2005, Strong Capital Management, Inc. ("SCM") served as investment adviser to each of the predecessor Strong Funds. From January 1, 2005 through April 10, 2005, Funds Management served as interim investment adviser to each of the predecessor Strong Funds. Both SCM and Funds Management, for their respective periods of time during the reporting period, were entitled to receive an annual fee at the following rate:

                                                                Advisory Fees
                                                                (% of Average
Fund                             Average Daily Net Assets     Daily Net Assets)
--------------------------------------------------------------------------------
CORPORATE BOND FUND                       $0 - $4 billion          0.375%
                                  $4 billion - $6 billion          0.350%
                                             > $6 billion          0.325%
--------------------------------------------------------------------------------
GOVERNMENT SECURITIES FUND                $0 - $4 billion          0.350%
                                  $4 billion - $6 billion          0.325%
                                             > $6 billion          0.300%
--------------------------------------------------------------------------------
HIGH INCOME FUND                          $0 - $4 billion          0.375%
                                  $4 billion - $6 billion          0.350%
                                             > $6 billion          0.325%
--------------------------------------------------------------------------------
SHORT-TERM BOND FUND                      $0 - $4 billion          0.375%
                                  $4 billion - $6 billion          0.350%
                                             > $6 billion          0.325%
--------------------------------------------------------------------------------
SHORT-TERM HIGH YIELD BOND FUND           $0 - $4 billion          0.375%
                                  $4 billion - $6 billion          0.350%
                                             > $6 billion          0.325%
--------------------------------------------------------------------------------
ULTRA SHORT-TERM INCOME FUND              $0 - $4 billion          0.300%
                                  $4 billion - $6 billion          0.275%
                                             > $6 billion          0.250%

ADMINISTRATION AND TRANSFER AGENT FEES

      The Trust has entered into an Administration Agreement with Funds Management. Under this Agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive the following annual fees:

                                                           Administration Fees**
                                    Average Daily            (% of Average
                                      Net Assets            Daily Net Assets)
--------------------------------------------------------------------------------
FUND LEVEL                             $0 - $4.99 billion           0.05
                                       $5 - $9.99 billion           0.04
                                          > $9.99 billion           0.03
--------------------------------------------------------------------------------
CLASS C                                                             0.28
--------------------------------------------------------------------------------
ADMINISTRATOR CLASS                                                 0.10
--------------------------------------------------------------------------------
ADVISOR CLASS(1),(2)                                                0.28

NOTES TO FINANCIAL STATEMENTS                 WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

                                                           Administration Fees**
                                    Average Daily            (% of Average
                                      Net Assets            Daily Net Assets)
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS(1)                                              0.08
--------------------------------------------------------------------------------
INVESTOR CLASS(2)                                                   0.45

      (1) The class-level administration fee is reduced by 0.05% for the Advisor Class and Institutional Class shares of the Short-Term High Yield Bond Fund.

      (2) The class-level administration fee is reduced by 0.05% for the Advisor Class and Investor Class shares of the High Income Fund.

      ** Effective April 11, 2005. Prior to April 11, 2005, Strong Investor Services, Inc. ("SISI") served as administrator to each of the predecessor Strong Funds and was entitled to receive an annual fee at the following rates:

                                                                  % of Average
                                                                Daily Net Assets
--------------------------------------------------------------------------------
All Income Funds (except for Ultra Short-term Income Fund)
--------------------------------------------------------------------------------
  CLASS C, ADVISOR CLASS AND INVESTOR CLASS                          0.28%
--------------------------------------------------------------------------------
  INSTITUTIONAL CLASS                                                0.02%
--------------------------------------------------------------------------------
ULTRA SHORT-TERM INCOME FUND
--------------------------------------------------------------------------------
  ADVISOR AND INVESTOR CLASS                                         0.33%
--------------------------------------------------------------------------------
  INSTITUTIONAL CLASS                                                0.02%

      The Trust has entered into an agreement with Boston Financial Data Services, Inc. ("BFDS"). BFDS served as the transfer agent to the predecessor Strong Funds effective March 14, 2005. Prior to March 14, 2005, SISI served as transfer agent to each of the predecessor Strong Funds. Effective April 11, 2005, transfer agent fees are paid by Funds Management and not by the Funds.

      For financial statement presentation, transfer agent fees for the period from November 1, 2004 though April 10, 2005, as shown below, have been combined with administration fees.

                                                             Transfer Agent Fees
                                                                 and Other
                                                              Related Expenses
--------------------------------------------------------------------------------
CORPORATE BOND FUND
  ADVISOR CLASS                                                  $   18,260
  INSTITUTIONAL CLASS                                                 6,717
  INVESTOR CLASS                                                    507,861
--------------------------------------------------------------------------------
GOVERNMENT SECURITIES FUND
  CLASS C                                                             2,338
  ADVISOR CLASS                                                      67,236
  INSTITUTIONAL CLASS                                                 8,691
  INVESTOR CLASS                                                  1,630,334
--------------------------------------------------------------------------------
HIGH-YIELD BOND FUND
  ADVISOR CLASS                                                      16,248
  INSTITUTIONAL CLASS                                                   289
  INVESTOR CLASS                                                    281,179
--------------------------------------------------------------------------------
SHORT-TERM BOND FUND
  ADVISOR CLASS                                                      16,248
  INSTITUTIONAL CLASS                                                   289
  INVESTOR CLASS                                                    281,179
--------------------------------------------------------------------------------
SHORT-TERM HIGH YIELD BOND FUND
  ADVISOR CLASS                                                      41,689
  INVESTOR CLASS                                                    193,813
--------------------------------------------------------------------------------
ULTRA SHORT-TERM INCOME FUND
  ADVISOR CLASS                                                      59,955
  INSTITUTIONAL CLASS                                                 3,594
  INVESTOR CLASS                                                    928,288

WELLS FARGO ADVANTAGE INCOME FUNDS                 NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

CUSTODY FEES

      The Trust has entered into a contract with Wells Fargo Bank, N.A. ("WFB"), whereby WFB is responsible for providing custody services. Pursuant to the contract, WFB is entitled to certain transaction charges plus a monthly fee for custody services at the following annual rates:

                                                                  % of Average
                                                                Daily Net Assets
--------------------------------------------------------------------------------
ALL INCOME FUNDS                                                       0.02
--------------------------------------------------------------------------------

      Prior to March 21, 2005, State Street served as custodian for the Strong Corporate Bond Fund, Strong Government Securities Fund and Strong Ultra Short-Term Income Fund. Prior to March 28, 2005, State Street served as custodian for the Strong High-Yield Bond Fund and Strong Short-Term High Yield Bond Fund. Prior to April 11, 2005, State Street served as custodian for the Strong Short-Term Bond Fund. From April 11, 2005 to April 22, 2005, State Street served as interim custodian for the Short-Term Bond Fund. State Street was entitled to receive certain fees which were substantially transaction based.

SHAREHOLDER SERVICING FEES

      The Trust has entered into contracts with one or more shareholder servicing agents, whereby each Fund is charged the following annual fees:

                                                                    % of
                                                                   Average
Share Class                                                  Daily Net Assets***
--------------------------------------------------------------------------------
CLASS C, ADMINISTRATOR CLASS, ADVISOR CLASS AND INVESTOR
 CLASS                                                                 0.25
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS                                                    0.00

      ***Effective April 11, 2005. Prior to April 11, 2005, shareholder servicing fees for the predecessor Strong Funds, if any, were encompassed by the Strong Funds' 12b-1 distribution and service plan. For the period April 11, 2005 through May 31, 2005, shareholder servicing fees paid were as follows:

Fund                               Class C     Administrator    Advisor     Investor
------------------------------------------------------------------------------------
CORPORATE BOND FUND                  N/A            N/A         $ 6,135     $121,339
------------------------------------------------------------------------------------
GOVERNMENT SECURITIES FUND          $788           $ 11          24,160      406,569
------------------------------------------------------------------------------------
HIGH INCOME FUND                     N/A            N/A           6,458       87,388
------------------------------------------------------------------------------------
SHORT-TERM BOND FUND                 N/A            N/A           2,895      178,543
------------------------------------------------------------------------------------
SHORT-TERM HIGH YIELD BOND FUND      N/A            N/A          14,250       45,985
------------------------------------------------------------------------------------
ULTRA SHORT-TERM INCOME FUND         N/A             31          21,480      357,986

DISTRIBUTION FEES

      The Trust has adopted a Distribution Plan (the "Plan") for Class B and Class C shares of the applicable Funds pursuant to Rule 12b-1 under the 1940 Act. Effective April 11, 2005, distribution fees are charged to the Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC at an annual rate of 0.75% of average daily net assets.

      Prior to April 11, 2005, the predecessor Strong Funds adopted a 12b-1 distribution and service plan under the 1940 Act on behalf of Class C and Advisor Class shares. Under the plan, Strong Investments, Inc. was paid an annual rate of 1.00% of the average daily net assets of the Class C shares of the Government Securities Fund and 0.25% of the average daily net assets of the Advisor Class shares of each fund.

      For the period ended May 31, 2005, distribution fees paid are disclosed on the Statement of Operations.

OTHER FEES

      PFPC, Inc. ("PFPC") serves as fund accountant for the Trust and is entitled to receive an annual asset based fee and an annual fixed fee from each Fund. PFPC is also entitled to be reimbursed for all out-of-pocket expenses reasonably incurred in providing these services.

      Prior to March 21, 2005, State Street served as fund accountant to Strong Corporate Bond Fund, Strong Government Securities Fund and Strong Ultra Short-Term Income Fund. Prior to March 28, 2005, State Street served as fund accountant for the Strong High-Yield Bond Fund and Strong Short-Term High Yield Bond Fund. Prior to April 11, 2005, State Street served as fund accountant for the Strong Short-Term Bond Fund. Fund accounting fees were paid by the funds' administrator through April 10, 2005, and not by the funds. From April 11, 2005 to April 22, 2005, State Street served as interim fund accountant for Short-Term Bond Fund and was entitled to receive an annual asset based fee, a fixed fund accounting base fee, multiple class fee and certain out-of-pocket expenses.

WAIVED FEES AND REIMBURSED EXPENSES

      Effective April 11, 2005, Funds Management waived fees or reimbursed expenses proportionately from all classes, first from advisory fees, and then from any class specific expenses, if applicable. The Fund's adviser has committed to waive fees and/or

NOTES TO FINANCIAL STATEMENTS                 WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund(s). Net operating expense ratios in effect from April 11, 2005 through May 31, 2005 were as follows:

                                                         Net Operating Expense Ratios
Fund                             Class C  Administrator            Advisor              Institutional   Investor
-----------------------------------------------------------------------------------------------------------------
CORPORATE BOND FUND                N/A        N/A                   1.00%                   0.61%         1.03%
-----------------------------------------------------------------------------------------------------------------
GOVERNMENT SECURITIES FUND        1.70%      0.70%                  0.95%                   0.48%         1.05%
-----------------------------------------------------------------------------------------------------------------
HIGH INCOME FUND                   N/A        N/A                   0.91%                   0.43%         0.86%
-----------------------------------------------------------------------------------------------------------------
SHORT-TERM BOND FUND               N/A        N/A                   0.85%                   0.48%         0.90%
-----------------------------------------------------------------------------------------------------------------
SHORT-TERM HIGH YIELD BOND FUND    N/A        N/A                   1.10%                    N/A          0.86%
-----------------------------------------------------------------------------------------------------------------
ULTRA SHORT-TERM INCOME FUND       N/A       0.60%                  0.80%                   0.35%         0.84%

      Prior to April 11, 2005, the predecessor Strong Funds' adviser ("SCM") and/or administrator ("SISI") could voluntarily waive or absorb certain expenses at their discretion. Pursuant to the direction of the Strong Funds Board of Directors and certain regulatory settlements, SCM had contractually agreed to waive fees and/or absorb expenses in the amount of 0.025% for Strong Government Securities Fund and Strong High-Yield Bond Fund and 0.033% for Strong Corporate Bond Fund, Strong Short-Term Bond Fund, Strong Short-Term High Yield Bond Fund and Strong Ultra Short-Term Income Fund from May 21, 2004 until May 21, 2005. SISI also allocated to each fund certain charges or credits resulting from transfer agency banking activities based on each Class' level of subscription and redemption activity. Transfer Agency Banking Credits allocated by SISI, if any, served to reduce the transfer agency expenses incurred by the Funds. From November 1, 2004 through April 10, 2005, the expense offsets that are included in the waived fees and reimbursed expenses amount on the Statement of Operations are as follows:

                                                               Waived Fees and
                                                             Reimbursed Expenses
--------------------------------------------------------------------------------
CORPORATE BOND FUND
   FUND LEVEL                                                      $84,524
   ADVISOR CLASS                                                    11,890
   INSTITUTIONAL CLASS                                                   0
   INVESTOR CLASS                                                        0
--------------------------------------------------------------------------------
GOVERNMENT SECURITIES FUND
   FUND LEVEL                                                      176,819
   CLASS C                                                               0
   ADVISOR CLASS                                                    21,259
   INSTITUTIONAL CLASS                                                   0
   INVESTOR CLASS                                                        0
--------------------------------------------------------------------------------
HIGH-YIELD BOND FUND
   FUND LEVEL                                                       44,849
   ADVISOR CLASS                                                     7,313
   INSTITUTIONAL CLASS                                                   0
   INVESTOR CLASS                                                        0
--------------------------------------------------------------------------------
SHORT-TERM BOND FUND
   FUND LEVEL                                                       91,631
   ADVISOR CLASS                                                     3,050
   INSTITUTIONAL CLASS                                                   0
   INVESTOR CLASS                                                        0
--------------------------------------------------------------------------------
SHORT-TERM HIGH YIELD BOND FUND
   FUND LEVEL                                                       35,935
   ADVISOR CLASS                                                    25,598
   INVESTOR CLASS                                                        0
--------------------------------------------------------------------------------
ULTRA SHORT-TERM INCOME FUND
   FUND LEVEL                                                      220,611
   ADVISOR CLASS                                                    17,895
   INSTITUTIONAL CLASS                                                   0
   INVESTOR CLASS                                                        0

WELLS FARGO ADVANTAGE INCOME FUNDS                 NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4. INVESTMENT PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

      Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) for the period ended May 31, 2005, were as follows:

     Fund                                 Purchases at Cost      Sales Proceeds
--------------------------------------------------------------------------------
     CORPORATE BOND FUND                 $      384,858,673    $   465,125,839
--------------------------------------------------------------------------------
     GOVERNMENT SECURITIES FUND               2,023,110,170      2,027,838,673
--------------------------------------------------------------------------------
     HIGH INCOME FUND                           151,741,108        200,692,276
--------------------------------------------------------------------------------
     SHORT-TERM BOND FUND                        81,468,905         74,898,073
--------------------------------------------------------------------------------
     SHORT-TERM HIGH YIELD BOND FUND             58,475,225         96,043,968
--------------------------------------------------------------------------------
     ULTRA SHORT-TERM INCOME FUND               208,230,415        298,720,867

5. BANK BORROWINGS
--------------------------------------------------------------------------------

      Wells Fargo Funds Trust and Wells Fargo Variable Trust (excluding the money market funds) share in a revolving Credit Agreement with The Bank of New York, whereby the Funds are permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. The agreement permits borrowings of up to $150 million, collectively. Interest is charged to each Fund based on its borrowing at a rate equal to the Federal Funds Rate plus 0.40%. In addition, the Funds pay a quarterly commitment fee equal to 0.1% per annum of the credit line. Prior to April 11, 2005, the predecessor Strong Funds had established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes. Combined borrowings among all participating Strong Funds were subject to a $200 million cap on the total LOC. For an individual fund, borrowings under the LOC were limited to either the lesser of 15% of the market value of the fund's total assets or any explicit borrowing limits in the fund's registration statement. The principal amount of each borrowing under the LOC was due not more than 45 days after the date of the borrowings. Borrowings under the LOC accrued interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum was incurred on the unused portion of the LOC and was allocated to all participating Strong Funds based on their net assets. For the period ended May 31, 2005, there were no borrowings under the agreement for each Fund with the exception of High Income Fund, which had minimal borrowings.

6. DISTRIBUTION TO SHAREHOLDERS
--------------------------------------------------------------------------------

      The tax character of distributions paid during the period ended May 31, 2005, and the year ended October 31, 2004, was as follows:

                                                   Long-Term    Dividends
                                       Ordinary     Capital      Paid on
                                        Income       Gain      Redemptions         Total
     Fund                                2005        2005         2005              2005
---------------------------------------------------------------------------------------------
     CORPORATE BOND FUND               $ 12,773,855   $ 0          $ 0          $ 12,773,855
---------------------------------------------------------------------------------------------
     GOVERNMENT SECURITIES FUND          44,884,401    0            0            44,884,401
---------------------------------------------------------------------------------------------
     HIGH INCOME FUND                    11,778,710    0            0            11,778,710
---------------------------------------------------------------------------------------------
     SHORT-TERM BOND FUND                12,579,112    0            0            12,579,112
---------------------------------------------------------------------------------------------
     SHORT-TERM HIGH YIELD BOND FUND      5,092,345    0            0             5,092,345
---------------------------------------------------------------------------------------------
     ULTRA SHORT-TERM INCOME FUND        25,781,497    0            0            25,781,497

                                                      Long-Term      Dividends
                                       Ordinary        Capital        Paid on
                                        Income          Gain        Redemptions    Total
     Fund                                2004           2004            2004        2004
---------------------------------------------------------------------------------------------
     CORPORATE BOND FUND               $ 27,919,937  $          0       $ 0     $ 27,919,937
---------------------------------------------------------------------------------------------
     GOVERNMENT SECURITIES FUND          86,501,231    10,429,722         0       96,930,953
---------------------------------------------------------------------------------------------
     HIGH-YIELD BOND FUND                29,249,916             0         0       29,249,916
---------------------------------------------------------------------------------------------
     SHORT-TERM BOND FUND                23,109,165             0         0       23,109,165
---------------------------------------------------------------------------------------------
     SHORT-TERM HIGH YIELD BOND FUND     11,864,225             0         0       11,864,225
---------------------------------------------------------------------------------------------
     ULTRA SHORT-TERM INCOME FUND        52,439,679             0         0       52,439,679

NOTES TO FINANCIAL STATEMENTS                 WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

      As of May 31, 2005, the components of distributable earnings in a tax basis are shown in the table below. The difference between book and tax basis appreciation is attributable primarily to the tax deferral of losses on wash sales.

                                 Undistributed   Undistributed   Undistributed      Unrealized
                                  Tax-Exempt       Ordinary        Long-Term       Appreciation    Capital Loss
Fund                                Income          Income       Capital Gain     (Depreciation)   Carryforward*         Total
------------------------------------------------------------------------------------------------------------------------------------
CORPORATE BOND FUND                  $ 0         $    175,640     $        0      $ 19,621,614     ($ 138,935,007)  ($ 119,137,753)
------------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT SECURITIES FUND             0            3,917,278      3,044,706        12,076,550                  0       19,038,534
------------------------------------------------------------------------------------------------------------------------------------
HIGH INCOME FUND                       0              445,436              0        (7,977,428)      (399,929,500)    (407,461,492)
------------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM BOND FUND                   0              219,187              0        (1,348,963)      (129,991,337)    (131,121,113)
------------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM HIGH YIELD BOND FUND        0               85,340              0             2,418        (72,083,257)     (71,995,499)
------------------------------------------------------------------------------------------------------------------------------------
ULTRA SHORT-TERM INCOME FUND           0              286,573              0       (26,242,819)      (245,705,205)    (271,661,451)

* This amount includes any post-October loss, which will reverse on the first day of the following fiscal year.

7. LEGAL AND REGULATORY MATTERS
--------------------------------------------------------------------------------

      In 2004, the predecessor Strong Funds' investment adviser and affiliates (collectively, "Strong") entered into agreements with certain regulators, including the Securities and Exchange Commission and the New York Attorney General ("NYAG"), to settle market-timing investigations. In the settlements, Strong agreed to pay investor restoration and civil penalties. Although some portion of these payments is likely to be distributed to predecessor Strong Fund shareholders, no determination has yet been made as to the distribution of these amounts, and the successor funds are not expected to receive any portion of these payments. The NYAG settlement also imposed fee reductions across the predecessor Strong Fund complex (excluding money market funds and very short-term income funds) totaling at least $7 million a year for five years, for a total reduction of at least $35 million. The current Funds' adviser has agreed to honor these fee reductions for the benefit of shareholders across the successor funds. Although civil litigation against Strong and certain predecessor Strong Funds relating to these matters is continuing, neither the current adviser nor the successor funds is a party to any such suit.

WELLS FARGO ADVANTAGE INCOME FUNDS              REPORT OF INDEPENDENT REGISTERED
                                                          PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
WELLS FARGO FUNDS TRUST:

      We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Corporate Bond Fund, Government Securities Fund, High Income Fund, Short-Term Bond Fund, Short-Term High Yield Bond Fund and Ultra Short-Term Income Fund, six of the Funds constituting the Wells Fargo Funds Trust (collectively the "Funds"), as of May 31, 2005, and the related statements of operations, statements of changes in net assets and the financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of operations and changes in net assets and the financial highlights of the Corporate Bond Fund, Government Securities Fund, High Income Fund, Short-Term Bond Fund, Short-Term High Yield Bond Fund and Ultra Short-Term Income Fund for the years or period ended October 31, 2004 and prior, were audited by other auditors. Those auditors expressed unqualified opinions on those financial statements and financial highlights in their reports dated December 6, 2004.

      We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2005, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds of Wells Fargo Funds Trust as of May 31, 2005, the results of their operations, changes in their net assets, and their financial highlights for the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                                 [KPMG LLP LOGO]

  Philadelphia, Pennsylvania
  July 22, 2005

OTHER INFORMATION (UNAUDITED)                 WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

PROXY VOTING INFORMATION

      A description of the policies and procedures that the Fund(s) uses to determine how to vote proxies relating to portfolio securities and information regarding the results of such voting during the most recent 12-month period ended June 30, is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS, or visiting the SEC Web site at WWW.SEC.GOV.

PORTFOLIO HOLDINGS INFORMATION

      The Fund(s) files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at WWW.SEC.GOV. In addition, the Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

TAX INFORMATION (UNAUDITED)

      Pursuant to Section 871(k)(1)(C) of the Internal Revenue Code, the Short-Term Bond Fund designates 97.84% of the income dividends distributed between April 9, 2005, and May 31, 2005, as interest-related dividends.

BOARD OF TRUSTEES

      The following table provides basic information about the Board of Trustees (the "Trustees") of the Wells Fargo Funds Trust (the "Trust"). This table supplements, and should be read in conjunction with, the Prospectus and the Statement of Additional Information* of each Fund. Each of the Trustees listed below acts in identical capacities for each of the 138 funds comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex"). All of the non-interested Trustees are also members of the Audit and Governance Committees of each Trust in the Fund Complex. The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

INTERESTED TRUSTEE**
------------------------------------------------------------------------------------------------------------------------------
                                 POSITION HELD AND         PRINCIPAL OCCUPATIONS DURING
NAME AND AGE                     LENGTH OF SERVICE ***     PAST FIVE YEARS                     OTHER DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
J. Tucker Morse 60               Trustee, since 1987       Private Investor/Real Estate        None
                                                           Developer; Chairman of White
                                                           Point Capital, LLC.
------------------------------------------------------------------------------------------------------------------------------

NON-INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------
                                 POSITION HELD AND         PRINCIPAL OCCUPATIONS DURING
NAME AND AGE                     LENGTH OF SERVICE ***     PAST FIVE YEARS                     OTHER DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Thomas S. Goho                   Trustee, since 1987       Associate Professor of Finance,     None
62                                                         Wake Forest University,
                                                           Calloway School of Business
                                                           and Accountancy.
------------------------------------------------------------------------------------------------------------------------------
Peter G. Gordon                  Trustee, since 1998       Chairman, CEO, and Co-              None
62                               (Chairman, since 2005)    Founder of Crystal Geyser
                                                           Water Company and President
                                                           of Crystal Geyser Roxane Water
                                                           Company.
------------------------------------------------------------------------------------------------------------------------------
Richard M. Leach                 Trustee, since 1987       Retired. Prior thereto, President   None
71                                                         of Richard M. Leach Associates
                                                           (a financial consulting firm).
------------------------------------------------------------------------------------------------------------------------------
Timothy J. Penny                 Trustee, since 1996       Senior Counselor to the public      None
53                                                         relations firm of Himle-Horner
                                                           and Senior Fellow at the
                                                           Humphrey Institute,
                                                           Minneapolis, Minnesota (a
                                                           public policy organization).
------------------------------------------------------------------------------------------------------------------------------
Donald C. Willeke                Trustee, since 1996       Principal in the law firm of        None
65                                                         Willeke & Daniels.
------------------------------------------------------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE INCOME FUNDS                 OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

OFFICERS
------------------------------------------------------------------------------------------------------------------------------
                                 POSITION HELD AND         PRINCIPAL OCCUPATIONS DURING
NAME AND AGE                     LENGTH OF SERVICE         PAST FIVE YEARS                     OTHER DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Karla M. Rabusch                 President, since 2003     Executive Vice President of         None
46                                                         Wells Fargo Bank, N.A.
                                                           President of Wells Fargo Funds
                                                           Management, LLC. Senior Vice
                                                           President and Chief
                                                           Administrative Officer of Wells
                                                           Fargo Funds Management, LLC
                                                           from 2001 to 2003. Vice
                                                           President of Wells Fargo Bank,
                                                           N.A. from 1997 to 2000.
------------------------------------------------------------------------------------------------------------------------------
Stacie D. DeAngelo               Treasurer, since 2003     Senior Vice President of Wells      None
36                                                         Fargo Bank, N.A. Senior Vice
                                                           President of Operations for
                                                           Wells Fargo Funds
                                                           Management, LLC. Prior
                                                           thereto, Operations Manager at
                                                           Scudder Weisel Capital, LLC
                                                           from 2000 to 2001. Director of
                                                           Shareholder Services at BISYS
                                                           Fund Services from 1999 to
                                                           2000.
------------------------------------------------------------------------------------------------------------------------------
C. David Messman                 Secretary, since 2000     Vice President and Managing         None
45                                                         Senior Counsel of Wells Fargo
                                                           Bank, N.A. Senior Vice
                                                           President and Secretary of Wells
                                                           Fargo Funds Management, LLC.
                                                           Vice President and Senior
                                                           Counsel of Wells Fargo Bank,
                                                           N.A. from 1996 to 2003.
------------------------------------------------------------------------------------------------------------------------------

  * The Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request, by calling 1-800-222-8222.

 ** As of May 31, 2005, one of the six Trustees is considered an "interested person" of the Trusts as defined in the Investment Company Act of 1940. The interested Trustee, J. Tucker Morse, is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, which is not itself affiliated with Wells Fargo Funds Management, LLC.

*** Length of service dates reflects a Trustee's commencement of service with the Trust's predecessor entities.

OTHER INFORMATION (UNAUDITED)                 WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

BOARD CONSIDERATION OF AND CONTINUATION OF INVESTMENT ADVISORY AND SUB-ADVISORY
AGREEMENTS:
CORPORATE BOND FUND, GOVERNMENT SECURITIES FUND, HIGH INCOME FUND, SHORT-TERM BOND FUND SHORT-TERM HIGH YIELD BOND FUND AND ULTRA SHORT-TERM INCOME FUND
--------------------------------------------------------------------------------

      Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Board of Trustees (the "Board") of Wells Fargo Funds Trust (the "Trust"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees"), will annually review and consider the continuation of the investment advisory and sub-advisory agreements. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC ("Funds Management") for the Corporate Bond Fund, Government Securities Fund, High Income Fund, Short-Term Bond Fund, Short-Term High Yield Bond Fund and Ultra Short-Term Income Fund (the "Funds"); and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated ("Wells Capital Management") for the Funds. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with Wells Capital Management are collectively referred to as the "Advisory Agreements."

      More specifically, at a meeting held on April 4, 2005, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of Funds Management and Wells Capital Management and the continuation of the Advisory Agreements. The Board initially approved the Advisory Agreements for the Funds at a meeting held August 9-10, 2004 in connection with its approval of the reorganization of certain of the Strong Funds into certain of the Wells Fargo Advantage Funds (the "Reorganization"), as follows:

STRONG FUNDS                                  WELLS FARGO ADVANTAGE FUNDS
--------------------------------------------------------------------------------
Corporate Bond Fund*                          Corporate Bond Fund
--------------------------------------------------------------------------------
Government Securities Fund*                   Government Securities Fund
--------------------------------------------------------------------------------
High-Yield Bond Fund*                         High Income Fund
--------------------------------------------------------------------------------
Short-Term Bond Fund*
Short-Term Income Fund                        Short-Term Bond Fund
--------------------------------------------------------------------------------
Short-Term High Yield Bond Fund*              Short-Term High Yield Bond Fund
--------------------------------------------------------------------------------
Ultra Short-Term Income Fund*                 Ultra Short-Term Income Fund
--------------------------------------------------------------------------------
*     Accounting survivor.

      The Reorganization was effective at the close of business on April 8, 2005. The Funds commenced operations on April 11, 2005. Accordingly, references to the Funds refer to either the predecessor funds or the Funds as the context requires. Similarly, references to the various fee rates refer to either the rates of the predecessor funds or those of the Funds as the context requires.

NATURE, EXTENT AND QUALITY OF SERVICES
--------------------------------------------------------------------------------

      The Board received and considered various data and information regarding the nature, extent and quality of services that would be provided to the Funds by Funds Management and Wells Capital Management under the Advisory Agreements. Responses of Funds Management and Wells Capital Management to a detailed set of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees were provided to the Board. The Board reviewed and considered the data and information, which included, among other things, information about the background and experience of the senior management and the expertise of the investment personnel of Funds Management and Wells Capital Management.

      The Board also considered the ability of Funds Management and Wells Capital Management, based on their respective resources, reputations and other attributes, to attract and retain highly qualified investment professionals, including research, advisory, and supervisory personnel. In this connection, the Board considered information regarding each of Funds Management's and Wells Capital Management's compensation for its personnel that would be involved in the management of the Funds. In addition, the Board considered the effects of certain personnel changes in light of the acquisition of certain of the asset management arrangements of Strong Capital Management, Inc. ("Strong") by Wells Fargo & Company.

      The Board further considered the compliance programs and compliance records of Funds Management and Wells Capital Management. In addition, the Board took into account the administrative services anticipated to be provided to the Funds by Funds Management and its affiliates. In considering these matters, the Board considered not only the specific information presented in connection with the meeting, but also the knowledge gained over the course of interacting with Funds Management, including with respect to Funds Management's oversight of service providers, such as the investment sub-adviser.

      Based on the above factors, together with those referenced below, the Board concluded that it was

WELLS FARGO ADVANTAGE INCOME FUNDS                 OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

generally satisfied with the nature, extent and quality of the investment advisory services anticipated to be provided to each of the Funds by Funds Management and Wells Capital Management.

FUND PERFORMANCE AND EXPENSES
--------------------------------------------------------------------------------

      The Board considered the performance results for each of the Funds over various time periods. The Board also considered these results in comparison to the median performance results of the group of funds that was determined to be the most similar to a given Fund (the "Peer Group") and to the median performance of a broader universe of relevant funds (the "Universe"), as well as to each Fund's benchmark index. Lipper Inc. ("Lipper"), an independent provider of investment company data, determined the Peer Group and Universe for each Fund. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe.

      The Board noted that the performance of each Fund, except for the Corporate Bond Fund, Short-Term Bond Fund and Short-Term High Yield Bond Fund, was better than, or not appreciably below, the median performance of each Fund's Peer Group for most time periods. The Board noted that the Corporate Bond Fund's, Short-Term Bond Fund's and Short-Term High Yield Bond Fund's performance was lower than the median performance of each Fund's Peer Group for most time periods and required further review. Upon further review, the Board noted for the Corporate Bond Fund and the Short-Term Bond Fund that each Fund's underperformance was explained, in part, by some credit issues experienced when the Fund was managed by certain Strong portfolio managers. In addition, the Board noted that there had been a portfolio manager change for these Funds during the past year. The Board also noted for the Short-Term High Yield Bond Fund that the Fund's Peer Group includes funds that invest in high yield bonds across a range of maturities, rather than emphasizing short-term high yield bonds, and that this difference between the Fund and those in its Peer Group also partly explained the Fund's relative underperformance.

      The Board received and considered information regarding each Fund's net operating expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also considered comparisons of these fees to the expense information for each Fund's Peer Group and Universe, which comparative data was provided by Lipper.

      The Board noted that the net operating expense ratios of the High Income Fund and Ultra Short-Term Income Fund were lower than, or not appreciably higher than, each Fund's Peer Group's median net operating expense ratio. The Board noted that the net operating expense ratios for certain classes of the Corporate Bond Fund, Government Securities Fund, Short-Term Bond Fund and Short-Term High Yield Bond Fund were higher than their Peer Group's median net operating expense ratios, but the Board further noted that the Advisory Agreement Rates (as defined below) were within a reasonable range of the median rates of each Fund's Peer Group.

      Management also discussed the Lipper data and rankings, and other relevant information, for each Fund. Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense results supported the re-approval of the Advisory Agreements for each Fund.

INVESTMENT ADVISORY AND SUB-ADVISORY FEE RATES
--------------------------------------------------------------------------------

      The Board reviewed and considered the contractual investment advisory fee rates payable by the Funds to Funds Management for investment advisory services, both on a stand-alone basis and on a combined basis with the Funds' administration fee rates (the "Advisory Agreement Rates"). The Board took into account the separate administrative services covered by the administration fee rates. The Board also reviewed and considered the contractual investment sub-advisory fee rates (the "Sub-Advisory Agreement Rates") payable by Funds Management to Wells Capital Management for investment sub-advisory services. In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the "Net Advisory Rates").

      The Board received and considered information comparing the Advisory Agreement Rates and Net Advisory Rates with those of the other funds in the Peer Group. The Board noted that the respective Advisory Agreement Rates and the Net Advisory Rates for the Funds were lower than, or not appreciably higher than, the median rates of each Fund's respective Peer Group. The Board also concluded that the combined investment advisory/administration fee rates for these Funds (before and after waivers/caps and/or expense reimbursements) were each reasonable in relation to each Fund's respective Peer Group, and reasonable in relation to the services anticipated to be provided.

      The Board also reviewed the Sub-Advisory Agreement Rates and concluded that the Sub-Advisory Agreement Rates were fair and equitable, based on its consideration of the factors described above.

OTHER INFORMATION (UNAUDITED)                 WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

PROFITABILITY
--------------------------------------------------------------------------------

      Because the Funds had not yet commenced operations, the Board did not consider the historical profitability with regard to Funds Management's arrangements with the Funds. However, the Board received and considered a detailed profitability analysis of Funds Management and its affiliates based on similar advisory and other relationships between other series in the Trust and Funds Management and its affiliates. The Board concluded that, in light of the costs of providing investment management and other services to the other series, the profits and other ancillary benefits that Funds Management and its affiliates received with regard to providing these services to such series were not unreasonable. The Board did not consider a separate profitability analysis of Wells Capital Management, as its separate profitability from its relationships with the Funds was not a material factor in determining whether to renew the agreements.

ECONOMIES OF SCALE
--------------------------------------------------------------------------------

      The Board received and considered information regarding the potential for realization of any future economies of scale. However, the Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund. The Board concluded that any potential economies of scale will be shared reasonably with Fund shareholders, including most particularly through Advisory Agreement Rate breakpoints, which are applicable to all of the Funds.

INFORMATION ABOUT SERVICES TO OTHER CLIENTS
--------------------------------------------------------------------------------

      The Board also received and considered information about the nature, extent and quality of services and fee rates offered by Funds Management to other similarly situated series within the Trust, and those offered by Wells Capital Management to other clients, including other registered investment companies and separate accounts. The Board concluded that the Advisory Agreement Rates, the Sub-Advisory Agreement Rates and the Net Advisory Rates were within a reasonable range of the fee rates offered to others by Funds Management and Wells Capital Management, giving effect to differences in services covered by such fee rates.

OTHER BENEFITS TO FUNDS MANAGEMENT AND WELLS CAPITAL MANAGEMENT
--------------------------------------------------------------------------------

      The Board received and considered information regarding potential "fall-out" or ancillary benefits received by Funds Management and its affiliates (including Wells Capital Management) as a result of their relationship with the Funds. Such benefits could include, among others, benefits directly attributable to the relationship of Funds Management and Wells Capital Management with the Funds and benefits potentially derived from an increase in the business of Funds Management and Wells Capital Management as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates (including Wells Capital Management)).

      The Board also considered the effectiveness of policies of the Funds in seeking the best execution of portfolio transactions, whether and to what extent soft dollar credits would be sought and how any such credits would be utilized, potential benefits that may be realized by using an affiliated broker, and the controls applicable to brokerage allocation procedures. The Board also took note of the policies of Wells Capital Management regarding the anticipated allocation of portfolio investment opportunities among the Funds and other clients.

OTHER FACTORS AND BROADER REVIEW
--------------------------------------------------------------------------------

      The Board also considered the markets for distribution of the Funds, including the principal channels through which the Funds' shares would be offered and sold. The Board noted that the Funds are now part of one of the few fund families that have both direct-to-fund and intermediary distribution.

      As discussed above, the Board reviewed detailed materials received from Funds Management and Wells Capital Management in advance of the April 4, 2005 meeting as part of the re-approval process under Section 15 (c) of the 1940 Act. The Board has also reviewed detailed materials from Funds Management and Wells Capital Management, and met with various management representatives and portfolio managers, as part of its regular and special meeting cycle, and such materials and meetings were also considered as part of the re-approval process.

      After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for each of the Funds was in the best interest of the Funds and their shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements.

WELLS FARGO ADVANTAGE INCOME FUNDS                         LIST OF ABBREVIATIONS
--------------------------------------------------------------------------------

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG         --  Association of Bay Area Governments
ADR          --  American Depositary Receipt
AMBAC        --  American Municipal Bond Assurance Corporation
AMT          --  Alternative Minimum Tax
ARM          --  Adjustable Rate Mortgages
BART         --  Bay Area Rapid Transit
CDA          --  Community Development Authority
CDSC         --  Contingent Deferred Sales Charge
CGIC         --  Capital Guaranty Insurance Company
CGY          --  Capital Guaranty Corporation
CMT          --  Constant Maturity Treasury
COFI         --  Cost of Funds Index
Connie Lee   --  Connie Lee Insurance Company
COP          --  Certificate of Participation
CP           --  Commercial Paper
CTF          --  Common Trust Fund
DW&P         --  Department of Water & Power
DWR          --  Department of Water Resources
EDFA         --  Education Finance Authority
FFCB         --  Federal Farm Credit Bank
FGIC         --  Financial Guaranty Insurance Corporation
FHA          --  Federal Housing Authority
FHLB         --  Federal Home Loan Bank
FHLMC        --  Federal Home Loan Mortgage Corporation
FNMA         --  Federal National Mortgage Association
FRN          --  Floating Rate Notes
FSA          --  Financial Security Assurance, Inc
GDR          --  Global Depositary Receipt
GNMA         --  Government National Mortgage Association
GO           --  General Obligation
HFA          --  Housing Finance Authority
HFFA         --  Health Facilities Financing Authority
IDA          --  Industrial Development Authority
IDR          --  Industrial Development Revenue
LIBOR        --  London Interbank Offered Rate
LLC          --  Limited Liability Corporation
LOC          --  Letter of Credit
LP           --  Limited Partnership
MBIA         --  Municipal Bond Insurance Association
MFHR         --  Multi-Family Housing Revenue
MUD          --  Municipal Utility District
MTN          --  Medium Term Note
PCFA         --  Pollution Control Finance Authority
PCR          --  Pollution Control Revenue
PFA          --  Public Finance Authority
PLC          --  Private Placement
PSFG         --  Public School Fund Guaranty
RAW          --  Revenue Anticipation Warrants
RDA          --  Redevelopment Authority
RDFA         --  Redevelopment Finance Authority
R&D          --  Research & Development
SFHR         --  Single Family Housing Revenue
SFMR         --  Single Family Mortgage Revenue
SLMA         --  Student Loan Marketing Association
STEERS       --  Structured Enhanced Return Trust
TBA          --  To Be Announced
TRAN         --  Tax Revenue Anticipation Notes
USD          --  Unified School District
V/R          --  Variable Rate
WEBS         --  World Equity Benchmark Shares
XLCA         --  XL Capital Assurance

[LOGO]
WELLS  ADVANTAGE
FARGO  FUNDS

More information about WELLS FARGO ADVANTAGE FUNDS(SM) is available free upon request. To obtain literature, please write, e-mail, or call:

WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

E-mail: wfaf@wellsfargo.com
Retail Investment Professionals: 888-877-9275
Institutional Investment Professionals: 866-765-0778
Web: www.wellsfargo.com/advantagefunds

This report and the financial statements contained herein are submitted for the general information of the shareholders of the WELLS FARGO ADVANTAGE FUNDS. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222. Please consider the investment objective, risks, charges and expenses of the investment carefully before investing. This and other information about WELLS FARGO ADVANTAGE FUNDS can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly-owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for the WELLS FARGO ADVANTAGE FUNDS. Other affiliates of Wells Fargo & Company provide sub-advisory and other services for the Funds. The Funds are distributed by WELLS FARGO FUNDS DISTRIBUTOR, LLC, Member NASD/SIPC, an affiliate of Wells Fargo & Company.

            -------------------------------------------------------
             NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE
            -------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
(C) 2005 Wells Fargo Advantage Funds, LLC.  All rights reserved.  | www.wellsfargo.com/advantagefunds  |  RT51601 07-05
                                                                                                         AINL/AR104 05-05

                                                                    [LOGO]
                                                                WELLS ADVANTAGE
                                                                FARGO FUNDS

                                        MAY 31, 2005
      [GRAPHIC OMITTED]
                                        ANNUAL REPORT

      WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS(SM)

      Wells Fargo Advantage WealthBuilder Conservative Allocation Portfolio(SM)

      Wells Fargo Advantage WealthBuilder Equity Portfolio(SM)

      Wells Fargo Advantage WealthBuilder Growth Allocation Portfolio(SM)

      Wells Fargo Advantage WealthBuilder Growth Balanced Portfolio(SM)

      Wells Fargo Advantage WealthBuilder Moderate Balanced Portfolio(SM)

      Wells Fargo Advantage WealthBuilder Tactical Equity Portfolio(SM)

                                  WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS
--------------------------------------------------------------------------------

Table of Contents

Letter to Shareholders ....................................................    1
--------------------------------------------------------------------------------
Performance Highlights
--------------------------------------------------------------------------------
   WealthBuilder Conservative Allocation Portfolio ........................    2
   WealthBuilder Equity Portfolio .........................................    4
   WealthBuilder Growth Allocation Portfolio ..............................    6
   WealthBuilder Growth Balanced Portfolio ................................    8
   WealthBuilder Moderate Balanced Portfolio ..............................   10
   WealthBuilder Tactical Equity Portfolio ................................   12
Fund Expenses .............................................................   14
--------------------------------------------------------------------------------
Portfolio of Investments
--------------------------------------------------------------------------------
   WealthBuilder Conservative Allocation Portfolio ........................   15
   WealthBuilder Equity Portfolio .........................................   16
   WealthBuilder Growth Allocation Portfolio ..............................   17
   WealthBuilder Growth Balanced Portfolio ................................   18
   WealthBuilder Moderate Balanced Portfolio ..............................   19
   WealthBuilder Tactical Equity Portfolio ................................   20
Financial Statements
--------------------------------------------------------------------------------
   Statements of Assets and Liabilities ...................................   22
   Statements of Operations ...............................................   24
   Statements of Changes in Net Assets ....................................   26
   Financial Highlights ...................................................   30
Notes to Financial Statements .............................................   32
--------------------------------------------------------------------------------
Report of Independent Registered Public Accounting Firm ...................   38
--------------------------------------------------------------------------------
Other Information .........................................................   39
--------------------------------------------------------------------------------
List of Abbreviations .....................................................   44
--------------------------------------------------------------------------------

               -------------------------------------------------
               NOT FDIC INSURED-NO BANK GUARANTEE-MAY LOSE VALUE
               -------------------------------------------------

THIS PAGE IS INTENTIONALLY LEFT BLANK --

LETTER TO SHAREHOLDERS            WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS
--------------------------------------------------------------------------------

DEAR VALUED SHAREHOLDER,

DEAR VALUED SHAREHOLDER,
--------------------------------------------------------------------------------

      I am pleased to introduce you to WELLS FARGO ADVANTAGE FUNDS(SM). You now have access to an expanded array of mutual funds, giving you the flexibility to invest in a family of funds covering nearly every asset class and investment style. To learn more about our funds and the talented team of money managers behind them, please visit our new Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS. You can also call one of our investment service representatives now available 24 hours a day, 7 days a week, or speak with your investment professional.

      Following is your WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS(SM) annual report for the period ended May 31, 2005. On the following pages, you will find a discussion of the Portfolios, including performance highlights, the Portfolio managers' strategic outlook, and economic and market commentary covering the period.

THE ECONOMY: CONTINUED EXPANSION
--------------------------------------------------------------------------------

      The cyclical expansion of the U.S. economy remains solid. Real gross domestic product (GDP), the most comprehensive measure of economic activity, grew at a 4.4% rate in 2004 and at a 3.8% rate in the first quarter of 2005, in spite of record high energy prices during the period. The price of crude oil shot upward in the summer of 2004, then declined somewhat in the final months of the year, but climbed to new record levels starting in the spring of 2005. Low interest rates and a strong housing sector helped offset the negative effects of high oil and gas prices. Solid growth in capital spending by businesses, fueled by strong cash flow and low borrowing costs, also contributed to economic growth.

      Rising energy prices pushed inflation upward during the reporting period. The consumer price index (CPI) rose at a 2.8% rate over the twelve months ended May 31, slightly slower than the 3.1% rate for the prior twelve months. The core CPI, which excludes the volatile food and energy components, was up only 2.2% this past year, versus 1.7% in the previous twelve months. With core inflation generally contained, The Federal Reserve (the Fed) was able to stay with a strategy of raising interest rates at a "measured pace." From late June 2004 through March 2005, the Fed raised the federal funds rate--its principal policy tool--from 1% to 3%. Additional increases in this rate are expected during the rest of 2005. Bond yields, however, did not increase with the federal funds rate and, as a result, mortgage rates remained unusually low and the housing sector remained very strong.

STOCKS AND BONDS KEEPING PACE
--------------------------------------------------------------------------------

      Stock prices were somewhat weaker during the period, as the markets struggled with rising oil prices, the threat of higher inflation, and the uncertainty of a presidential election. Markets then rallied impressively in the fourth quarter of 2004 as oil prices fell and the election results were regarded as encouraging. Performance has been mixed thus far for 2005. Good corporate earnings have helped the markets, while record prices for crude oil and concerns of a slowdown in worldwide economic growth have capped or reversed rallies.

      Bonds, on the other hand, showed good returns over the reporting period. Yields on most U.S. Treasury notes and bonds declined as the Federal funds rate increased. Exceptional demand for U.S. Treasury securities from foreign investors and the tame core inflation data are two factors thought to be keeping bond yields low.

LOOKING AHEAD: LONG-TERM GROWTH?
--------------------------------------------------------------------------------

      We believe that the economy's first-quarter 2005 slowdown represents a temporary soft patch more than a sustained decline. As stock and bond investors seek to determine where inflation, interest rates, and corporate earnings are headed, we may see more unpredictable moves in the markets.

      Uncertainty and risk will always be a part of investing. We believe that one important thing you can do to manage risk is to own a broadly diversified portfolio with stocks, bonds, and cash that can help you weather unexpected market shifts. While diversification may not prevent losses in a downturn, it may help reduce them and keep you on track to reach your financial goals.

      Thank you for choosing WELLS FARGO ADVANTAGE FUNDS. We appreciate your confidence in us. Through each market cycle, we are committed to helping you meet your financial needs. If you have any questions about your investment, please contact your investment professional, or call us at 1-800-222-8222. You may also visit our Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

Sincerely,


/s/ Karla M. Rabusch

Karla M. Rabusch
President
WELLS FARGO ADVANTAGE FUNDS

WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS            PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO(SM) (the Portfolio) seeks current income with a secondary emphasis on capital appreciation.

ADVISER                                 SUB-ADVISER
   Wells Fargo Funds Management, LLC       Wells Capital Management Incorporated

FUND MANAGERS                           INCEPTION DATE
   Galen Blomster, CFA                     9/30/2004
   Jeffrey P. Mellas

HOW DID THE PORTFOLIO PERFORM OVER THE REPORTING PERIOD?
--------------------------------------------------------------------------------

      Since its inception on September 30, 2004, the Portfolio returned 2.71%(1) for the eight-month period ended May 31, 2005, excluding sales charges, underperforming the S&P 500 Index(2), which returned 8.19% and the Lehman Brothers U.S. Government/Credit Index(3), which returned 2.90% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE PORTFOLIO'S WEB SITE AT WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR WEALTHBUILDER PORTFOLIO SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 1.50%. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE PORTFOLIO AND ARE DESCRIBED IN THE PORTFOLIO'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE PORTFOLIO'S PERFORMANCE?
--------------------------------------------------------------------------------

      The equity market generally outperformed the bond market during the period. Long U.S. Treasury bonds produced the highest returns as their yields dropped over 1%. Among the major equity styles, large-cap value stocks led the way in response to solid economic growth and corporate earnings that exceeded expectations. International stocks continued to benefit by the weakness in the U.S. dollar over much of the period. Small cap stocks outperformed large cap stocks until late in the period when they began to lose relative momentum due to concerns of a possible economic slowdown resulting from the ongoing increase of interest rates by the Federal Reserve Board.

      The Tactical Asset Allocation (TAA) Model, which seeks to enhance portfolio returns by shifting assets between stocks and bonds, maintained a 5% overweighted position in stocks since the inception of the Portfolio. With the Portfolio's stock holdings outperforming its bond holdings during the eight-month period, maintaining the 5% stock overweighting helped the Portfolio's returns, but not enough to outperform its benchmarks.

WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      We conduct routine reviews of the mutual fund holdings in the Portfolio where we monitor a number of factors, including the investment style and process of each fund, the fund managers' experience and tenure, performance of the funds, and the funds' risk profiles. Since the inception of the Portfolio, we have made no changes to the fund holdings within the Portfolio.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      While stock prices have risen and outperformed bonds since the Portfolio's inception, we believe that the sharp decline in U.S. Treasury bond yields late in the period has made stocks even more attractive, relative to bonds, than when our TAA Model shifted toward stocks nearly three years ago. As a result, the Portfolio will remain overweighted in stocks until the relative valuation between stocks and bonds returns to its historical norm.

      BALANCED FUNDS MAY INVEST IN STOCKS AND BONDS. STOCKS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. BOND VALUES FLUCTUATE IN RESPONSE TO THE FINANCIAL CONDITION OF INDIVIDUAL ISSUERS, CHANGES IN INTEREST RATES, AND GENERAL MARKET AND ECONOMIC CONDITIONS.

      THE PORTFOLIO IS EXPOSED TO CERTAIN RISKS, INCLUDING SMALL COMPANY SECURITIES RISK, FOREIGN INVESTMENT RISK, DEBT SECURITIES RISK, AND HIGH-YIELD SECURITIES RISK. CONSULT THE PORTFOLIO'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

      The views expressed are as of May 31, 2005, and are those of the Portfolio's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO.

(1) The Portfolio's Adviser has committed through September 30, 2006, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Portfolio. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Portfolio's returns would have been lower.

      Prior to April 11, 2005, the WELLS FARGO ADVANTAGE WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO was named the WELLS FARGO WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO.

PERFORMANCE HIGHLIGHTS            WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF MAY 31, 2005)
--------------------------------------------------------------------------------

                                                           Including Sales Charge        Excluding Sales Charge
                                                          ------------------------      ------------------------
                                                                         Life of                       Life of
                                                          6-Month*      Portfolio*      6-Month*      Portfolio*
----------------------------------------------------------------------------------------------------------------
WealthBuilder Conservative Allocation Portfolio
  (Incept. date 9/30/2004)                                 (0.71)          1.17           0.80           2.71
----------------------------------------------------------------------------------------------------------------
Benchmarks
----------------------------------------------------------------------------------------------------------------
  S&P 500 Index(2)                                                                        2.42           8.19
----------------------------------------------------------------------------------------------------------------
  Lehman Brothers U.S. Government/Credit Index(3)                                         3.17           2.90

--------------------------------------------------------------------------------
*     RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

CHARACTERISTICS(4) (AS OF MAY 31, 2005)
--------------------------------------------------------------------------------

Portfolio Turnover                                                            9%
--------------------------------------------------------------------------------
Net Asset Value (NAV)                                                    $10.21

MUTUAL FUNDS AND MASTER PORTFOLIOS HELD(4) (AS OF MAY 31, 2005)
--------------------------------------------------------------------------------

Wells Fargo Advantage Short Duration Government
  Bond Fund                                                                  29%
--------------------------------------------------------------------------------
Wells Fargo Advantage Total Return Bond Fund                                 20%
--------------------------------------------------------------------------------
Wells Fargo Advantage Intermediate Government
  Income Fund                                                                15%
--------------------------------------------------------------------------------
Wells Fargo Advantage Equity Value Portfolio                                  6%
--------------------------------------------------------------------------------
MFS High Income Fund                                                          5%
--------------------------------------------------------------------------------
Oppenheimer International Bond Fund                                           5%
--------------------------------------------------------------------------------
Wells Fargo Advantage Large Company Growth Portfolio                          5%
--------------------------------------------------------------------------------
AIM Blue Chip Fund                                                            5%
--------------------------------------------------------------------------------
MFS Strategic Value Fund                                                      3%
--------------------------------------------------------------------------------
ING International Value Fund                                                  2%
--------------------------------------------------------------------------------
Fidelity Advisor Diversified International Fund                               2%
--------------------------------------------------------------------------------
Wells Fargo Advantage Small Company Value Portfolio                           1%
--------------------------------------------------------------------------------
Wells Fargo Advantage Small Cap Growth Fund                                   1%
--------------------------------------------------------------------------------
Oppenheimer Main Street Small Cap Fund                                        1%

EFFECTIVE ALLOCATION(4) (AS OF MAY 31, 2005)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Stock Funds                                                                (25%)
Bond Funds                                                                 (75%)

GROWTH OF $10,000 INVESTMENT(5) (AS OF MAY 31, 2005)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                         WELLS FARGO                            LEHMAN BROTHERS
                 WEALTHBUILDER CONSERVATIVE                    U.S. GOV'T/CREDIT
                    ALLOCATION PORTFOLIO      S&P 500 INDEX          INDEX
                    --------------------      -------------          -----
 9/30/2004                 $ 9,850                $10,000           $10,000
10/31/2004                 $ 9,949                $10,153           $10,087
11/30/2004                 $10,037                $10,564           $ 9,975
12/31/2004                 $10,145                $10,923           $10,081
 1/31/2005                 $10,076                $10,657           $10,151
 2/28/2005                 $10,106                $10,881           $10,084
 3/31/2005                 $ 9,997                $10,688           $10,014
 4/30/2005                 $ 9,966                $10,485           $10,164
 5/31/2005                 $10,117                $10,818           $10,291

--------------------------------------------------------------------------------

(2) The S&P 500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility, and transportation companies listed or traded on national exchanges or over-the-counter markets. You cannot invest directly in an index.

(3) The Lehman Brothers U.S. Government/Credit Index is an unmanaged index that includes securities in the Lehman Brothers U.S. Government Index and the Lehman Brothers U.S. Credit Index. The Lehman Brothers U.S. Government Index is composed of U.S. Treasury securities with maturities of one year or more and publicly issued debt of U.S. Government agencies. The Lehman Brothers U.S. Credit Index is an unmanaged index composed of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. You cannot invest directly in an index.

(4) Portfolio holdings and characteristics are subject to change.

(5) The chart compares the performance of the WELLS FARGO ADVANTAGE WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO for the life of the Portfolio with the S&P 500 Index and the Lehman Brothers U.S. Government/Credit Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses and assumes the maximum initial sales charge of 1.50%.

WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS            PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE WEALTHBUILDER EQUITY PORTFOLIO

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE WEALTHBUILDER EQUITY PORTFOLIO(SM) (the Portfolio) seeks long-term capital appreciation with no emphasis on income.

ADVISER                                 SUB-ADVISER
  Wells Fargo Funds Management, LLC       Wells Capital Management Incorporated

FUND MANAGERS                           INCEPTION DATE
  Galen Blomster, CFA                     10/01/1997
  Jeffrey P. Mellas

HOW DID THE PORTFOLIO PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Portfolio returned 8.33%(1) for the 12-month period ended May 31, 2005, excluding sales charges, outperforming its benchmark, the S&P 500 Index(2), which returned 8.23% for the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE AT THE PORTFOLIO'S WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR WEALTHBUILDER PORTFOLIO SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 1.50%. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE PORTFOLIO AND ARE DESCRIBED IN THE PORTFOLIO'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE PORTFOLIO'S PERFORMANCE?
--------------------------------------------------------------------------------

      The stock market performed nearly in line with long-term average stock returns over the twelve-month period, with all major equity styles participating in positive gains. Large-cap value stocks led the way in response to solid economic growth and corporate earnings that exceeded expectations. International stocks continued to benefit from the weakness in the U.S. dollar over much of the period. Small cap stocks outperformed large cap stocks until late in the period when they began to lose relative momentum due to concerns of a possible economic slowdown resulting from the repeated interest rate increases by the Federal Reserve Board (the Fed). The Portfolio's performance benefited from the 20% diversification in each of small cap and international equity styles.

WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      We conduct routine reviews of the mutual fund holdings in the Portfolio where we monitor a number of factors, including the investment style and process of each fund, the fund managers' experience and tenure, performance of the funds, and the funds' risk profiles. Over the past twelve months, we made no changes to the fund holdings within the Portfolio.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      While the economy continues to show solid growth, we believe we may begin to see a more challenging period over the next twelve months in response to the Fed's ongoing interest rate tightening of monetary policy. With continued equity market volatility and changes in market leadership, as we have seen over the past several years, maintaining a long-term strategic asset allocation with broad diversification could prove beneficial to the Portfolio's performance.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. THE PORTFOLIO IS EXPOSED TO CERTAIN RISKS, INCLUDING SMALL COMPANY SECURITIES RISK AND FOREIGN INVESTMENTS RISK. CONSULT THE PORTFOLIO'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

      DIVERSIFICATION DOES NOT ASSURE OR GUARANTEE BETTER PERFORMANCE AND CANNOT ELIMINATE THE RISK OF INVESTMENT LOSSES.

--------------------------------------------------------------------------------

      The views expressed are as of May 31, 2005, and are those of the Portfolio's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE WEALTHBUILDER EQUITY PORTFOLIO.

(1) The Portfolio's Adviser has committed through September 30, 2006, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Portfolio. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Portfolio's returns would have been lower.

      Prior to April 11,2005,the WELLS FARGO ADVANTAGE WEALTHBUILDER EQUITY PORTFOLIO was named the WELLS FARGO WEALTHBUILDER EQUITY PORTFOLIO, and prior to October 1,2004, the Portfolio was named the WELLS FARGO WEALTHBUILDER GROWTH AND INCOME PORTFOLIO. Performance for the Portfolio prior to November 8, 1999, reflects the performance of the Norwest WealthBuilder II Growth and Income Portfolio, its predecessor Portfolio. Predecessor Portfolio information can be found in the Portfolio's prospectus, statement of additional information or annual report. Effective at the close of business November 5, 1999, the Norwest Advantage Funds were reorganized into the WELLS FARGO FUNDS(R).

PERFORMANCE HIGHLIGHTS            WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF MAY 31, 2005)
--------------------------------------------------------------------------------

                                                Including Sales Charge                      Excluding Sales Charge
                                      ------------------------------------------   ------------------------------------------
                                                                        Life of                                      Life of
                                      6-Month*    1-Year      5-Year   Portfolio   6-Month*    1-Year      5-Year   Portfolio
-----------------------------------------------------------------------------------------------------------------------------
WealthBuilder Equity Portfolio
(Incept. date 10/01/1997)              (0.81)      6.71       (3.09)      2.61       0.70       8.33       (2.80)      2.81
-----------------------------------------------------------------------------------------------------------------------------
Benchmark
-----------------------------------------------------------------------------------------------------------------------------
  S&P 500 Index(2)                                                                   2.42       8.23       (1.92)      4.60
-----------------------------------------------------------------------------------------------------------------------------

*     RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

CHARACTERISTICS(3) (AS OF MAY 31, 2005)
--------------------------------------------------------------------------------

Portfolio Turnover                                                           92%
--------------------------------------------------------------------------------
Net Asset Value (NAV)                                                    $11.44

MUTUAL FUNDS AND MASTER PORTFOLIOS HELD(3) (AS OF MAY 31, 2005)
--------------------------------------------------------------------------------

Wells Fargo Advantage Equity Value Portfolio                                 21%
--------------------------------------------------------------------------------
Wells Fargo Advantage Large Company Growth Portfolio                         15%
--------------------------------------------------------------------------------
AIM Blue Chip Fund                                                           15%
--------------------------------------------------------------------------------
Fidelity Advisor Diversified International Fund                              10%
--------------------------------------------------------------------------------
ING International Value Fund                                                 10%
--------------------------------------------------------------------------------
MFS Strategic Value Fund                                                      9%
--------------------------------------------------------------------------------
Oppenheimer Main Street Small Cap Fund                                        7%
--------------------------------------------------------------------------------
Wells Fargo Advantage Small Company Value Portfolio                           7%
--------------------------------------------------------------------------------
Wells Fargo Advantage Small Cap Growth Fund                                   6%
--------------------------------------------------------------------------------

PORTFOLIO ALLOCATION(3) (AS OF MAY 31, 2005)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

International                                                              (20%)
Large Company Growth                                                       (30%)
Large Company Value                                                        (30%)
Small Company                                                              (20%)

GROWTH OF $10,000 INVESTMENT(4) (AS OF MAY 31, 2005)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                                             WELLS FARGO
                                            WEALTHBUILDER
                                          EQUITY PORTFOLIO         S&P 500 INDEX
                                          ----------------         -------------
 10/1/1997                                      9,850                  10,000
10/31/1997                                      9,446                   9,666
11/30/1997                                      9,584                  10,114
12/31/1997                                      9,727                  10,287
 1/31/1998                                      9,835                  10,401
 2/28/1998                                     10,456                  11,151
 3/31/1998                                     10,929                  11,721
 4/30/1998                                     11,067                  11,841
 5/31/1998                                     10,811                  11,637
 6/30/1998                                     10,949                  12,110
 7/31/1998                                     10,604                  11,981
 8/31/1998                                      8,948                  10,250
 9/30/1998                                      9,293                  10,907
10/31/1998                                      9,963                  11,794
11/30/1998                                     10,584                  12,509
12/31/1998                                     11,154                  13,229
 1/31/1999                                     11,480                  13,782
 2/28/1999                                     11,085                  13,353
 3/31/1999                                     11,509                  13,888
 4/30/1999                                     12,003                  14,425
 5/31/1999                                     11,795                  14,085
 6/30/1999                                     12,456                  14,866
 7/31/1999                                     12,239                  14,402
 8/31/1999                                     12,081                  14,331
 9/30/1999                                     11,884                  13,938
10/31/1999                                     12,565                  14,820
11/30/1999                                     13,127                  15,121
12/31/1999                                     14,198                  16,012
 1/31/2000                                     13,760                  15,208
 2/29/2000                                     14,088                  14,921
 3/31/2000                                     15,024                  16,380
 4/30/2000                                     14,536                  15,887
 5/31/2000                                     14,038                  15,561
 6/30/2000                                     14,775                  15,946
 7/31/2000                                     14,457                  15,697
 8/31/2000                                     15,323                  16,672
 9/30/2000                                     14,715                  15,791
10/31/2000                                     14,447                  15,725
11/30/2000                                     13,292                  14,486
12/31/2000                                     13,773                  14,557
 1/31/2001                                     13,899                  15,074
 2/28/2001                                     12,592                  13,700
 3/31/2001                                     11,567                  12,833
 4/30/2001                                     12,550                  13,829
 5/31/2001                                     12,581                  13,922
 6/30/2001                                     12,288                  13,583
 7/31/2001                                     12,006                  13,450
 8/31/2001                                     11,358                  12,610
 9/30/2001                                     10,207                  11,592
10/31/2001                                     10,542                  11,813
11/30/2001                                     11,222                  12,720
12/31/2001                                     11,499                  12,831
 1/31/2002                                     11,200                  12,644
 2/28/2002                                     10,892                  12,400
 3/31/2002                                     11,445                  12,866
 4/30/2002                                     10,988                  12,087
 5/31/2002                                     10,775                  11,997
 6/30/2002                                     10,061                  11,143
 7/31/2002                                      8,965                  10,275
 8/31/2002                                      8,986                  10,342
 9/30/2002                                      7,996                   9,219
10/31/2002                                      8,603                  10,029
11/30/2002                                      9,135                  10,619
12/31/2002                                      8,592                   9,995
 1/31/2003                                      8,283                   9,734
 2/28/2003                                      8,092                   9,588
 3/31/2003                                      8,102                   9,680
 4/30/2003                                      8,794                  10,478
 5/31/2003                                      9,359                  11,029
 6/30/2003                                      9,486                  11,170
 7/31/2003                                      9,763                  11,367
 8/31/2003                                      9,997                  11,589
 9/30/2003                                      9,859                  11,466
10/31/2003                                     10,487                  12,114
11/30/2003                                     10,668                  12,220
12/31/2003                                     11,115                  12,861
 1/31/2004                                     11,360                  13,097
 2/29/2004                                     11,531                  13,279
 3/31/2004                                     11,477                  13,079
 4/30/2004                                     11,115                  12,873
 5/31/2004                                     11,243                  13,050
 6/30/2004                                     11,499                  13,303
 7/31/2004                                     10,998                  12,863
 8/31/2004                                     10,956                  12,914
 9/30/2004                                     11,222                  13,054
10/31/2004                                     11,488                  13,253
11/30/2004                                     12,095                  13,790
12/31/2004                                     12,521                  14,259
 1/31/2005                                     12,137                  13,911
 2/28/2005                                     12,393                  14,203
 3/31/2005                                     12,116                  13,952
 4/30/2005                                     11,733                  13,687
 5/31/2005                                     12,180                  14,122

--------------------------------------------------------------------------------

(2) The S&P 500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility, and transportation companies listed or traded on national exchanges or over-the-counter markets. You cannot invest directly in an index.

(3) Portfolio holdings and characteristics are subject to change.

(4) The chart compares the performance of the WELLS FARGO ADVANTAGE WEALTHBUILDER EQUITY PORTFOLIO for the life of the Portfolio with the S&P 500 Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses and assumes the maximum initial sales charge of 1.50%.

WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS            PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO(SM) (the Portfolio) seeks capital appreciation with a secondary emphasis on current income.

ADVISER                                 SUB-ADVISER
  Wells Fargo Funds Management, LLC       Wells Capital Management Incorporated

FUND MANAGERS                           INCEPTION DATE
  Galen Blomster, CFA                     9/30/2004
  Jeffrey P. Mellas

HOW DID THE PORTFOLIO PERFORM OVER THE REPORTING PERIOD?
--------------------------------------------------------------------------------

      Since its inception on September 30, 2004, the Portfolio returned 7.25%(1) for the eight-month period ended May 31, 2005, excluding sales charges, underperforming the S&P 500 Index(2), which returned 8.19% and outperforming the Lehman Brothers U.S. Government/Credit Index(3), which returned 2.90% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE AT THE PORTFOLIO'S WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR WEALTHBUILDER PORTFOLIO SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 1.50%. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE PORTFOLIO AND ARE DESCRIBED IN THE PORTFOLIO'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE PORTFOLIO'S PERFORMANCE?
--------------------------------------------------------------------------------

      The equity market generally outperformed the bond market during the period. Long U.S. Treasury bonds produced the highest returns as their yields dropped over 1%. Among the major equity styles, large-cap value stocks led the way in response to solid economic growth and corporate earnings that exceeded expectations. International stocks continued to benefit from the weakness in the U.S. dollar over much of the period. Small cap stocks outperformed large cap stocks until late in the period, when they began to lose relative momentum due to concerns of a possible economic slowdown resulting from the ongoing increase of interest rates by the Federal Reserve Board.

      The Tactical Asset Allocation (TAA) Model, which seeks to enhance portfolio returns by shifting assets between stocks and bonds, maintained a 15% overweighted position in stocks since the inception of the Portfolio. With the Portfolio's stock holdings outperforming its bond holdings during the eight-month period, maintaining the 15% stock overweighting contributed to the Portfolio's returns.

WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      We conduct routine reviews of the mutual fund holdings in the Portfolio where we monitor a number of factors, including the investment style and process of each fund, the fund managers' experience and tenure, performance of the funds, and the funds' risk profiles. Since the inception of the Portfolio, we have made no changes to the fund holdings.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      While stock prices rose and outperformed bonds since the Portfolio's inception, we believe that the sharp decline in U.S. Treasury bond yields late in the period has made stocks even more attractive, relative to bonds, than when our TAA Model shifted toward stocks nearly three years ago. As a result, the Portfolio will remain overweighted in stocks until the relative valuation between stocks and bonds returns to its historical norm.

      BALANCED FUNDS MAY INVEST IN STOCKS AND BONDS. STOCKS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. BOND VALUES FLUCTUATE IN RESPONSE TO THE FINANCIAL CONDITION OF INDIVIDUAL ISSUERS, CHANGES IN INTEREST RATES, AND GENERAL MARKET AND ECONOMIC CONDITIONS.

      THE PORTFOLIO IS EXPOSED TO CERTAIN RISKS, INCLUDING SMALL COMPANY SECURITIES RISK, FOREIGN INVESTMENTS RISK, AND HIGH-YIELD SECURITIES RISK. CONSULT THE PORTFOLIO'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

      The views expressed are as of May 31, 2005, and are those of the Portfolio's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO.

(1) The Portfolio's Adviser has committed through September 30, 2006, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Portfolio. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Portfolio's returns would have been lower.

      Prior to April 11, 2005, the WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO was named the WELLS FARGO WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO.

(2) The S&P 500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility, and transportation companies listed or traded on national exchanges or over-the-counter markets. You cannot invest directly in an index.

(3) The Lehman Brothers U.S. Government/Credit Index is an unmanaged index that includes securities in the Lehman Brothers U.S. Government Index and the Lehman Brothers U.S. Credit Index. The Lehman Brothers U.S. Government Index is composed of U.S. Treasury securities with maturities of one year or more and publicly issued debt of U.S. Government agencies. The Lehman Brothers U.S. Credit Index is an unmanaged index composed of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. You cannot invest directly in an index.

PERFORMANCE HIGHLIGHTS            WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF MAY 31, 2005)
--------------------------------------------------------------------------------

                                                                       Including Sales Charge  Excluding Sales Charge
                                                                       ----------------------  ----------------------
                                                                                    Life of                 Life of
                                                                        6-Month*   Portfolio*   6-Month*   Portfolio*
---------------------------------------------------------------------------------------------------------------------
WealthBuilder Growth Allocation Portfolio (Incept. date 9/30/2004)       (0.33)       5.65        1.18        7.25
---------------------------------------------------------------------------------------------------------------------
Benchmarks
---------------------------------------------------------------------------------------------------------------------
  S&P 500 Index(2)                                                                                2.42        8.19
---------------------------------------------------------------------------------------------------------------------
  Lehman Brothers U.S. Government/Credit Index(3)                                                 3.17        2.90
---------------------------------------------------------------------------------------------------------------------

*     RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

CHARACTERISTICS(4) (AS OF MAY 31, 2005)
--------------------------------------------------------------------------------

Portfolio Turnover                                                           28%
--------------------------------------------------------------------------------
Net Asset Value (NAV)                                                    $10.70

MUTUAL FUNDS AND MASTER PORTFOLIOS HELD(4) (AS OF MAY 31, 2005)
--------------------------------------------------------------------------------

Wells Fargo Advantage Equity Value Portfolio                                 22%
--------------------------------------------------------------------------------
Wells Fargo Advantage Large Company Growth Portfolio                         16%
--------------------------------------------------------------------------------
AIM Blue Chip Fund                                                           16%
--------------------------------------------------------------------------------
MFS Strategic Value Fund                                                      9%
--------------------------------------------------------------------------------
Fidelity Advisors Diversified International Fund                              8%
--------------------------------------------------------------------------------
ING International Value Fund                                                  8%
--------------------------------------------------------------------------------
Wells Fargo Advantage Small Company Value Portfolio                           6%
--------------------------------------------------------------------------------
Wells Fargo Advantage Small Cap Growth Fund                                   5%
--------------------------------------------------------------------------------
Oppenheimer Main Street Small Cap Fund                                        5%
--------------------------------------------------------------------------------
Wells Fargo Advantage Total Return Bond Fund                                  5%

EFFECTIVE ALLOCATION(4) (AS OF MAY 31, 2005)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Bond Funds                                                                  (5%)
Stock Funds                                                                (95%)

GROWTH OF $10,000 INVESTMENT(5) (AS OF MAY 31, 2005)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                         WELLS FARGO                            LEHMAN BROTHERS
                    WEALTHBUILDER GROWTH                       U.S. GOV'T/CREDIT
                    ALLOCATION PORTFOLIO      S&P 500 INDEX          INDEX
                    --------------------      -------------          -----
 9/29/2004                 $ 9,850               $10,000            $10,000
 9/30/2004                 $ 9,860               $10,000            $10,000
10/31/2004                 $10,057               $10,153            $10,087
11/30/2004                 $10,441               $10,564            $ 9,975
12/31/2004                 $10,772               $10,923            $10,081
 1/31/2005                 $10,515               $10,657            $10,151
 2/28/2005                 $10,713               $10,881            $10,084
 3/31/2005                 $10,505               $10,688            $10,014
 4/30/2005                 $10,199               $10,485            $10,164
 5/31/2005                 $10,574               $10,818            $10,291

--------------------------------------------------------------------------------

(4) Portfolio holdings and characteristics are subject to change.

(5) The chart compares the performance of the WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO for the life of the Portfolio with the S&P 500 Index and the Lehman Brothers U.S. Government/Credit Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses and assumes the maximum initial sales charge of 1.50%.

WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS            PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH BALANCED PORTFOLIO

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH BALANCED PORTFOLIO(SM) (the Portfolio) seeks a combination of capital appreciation and current income.

ADVISER                                 SUB-ADVISER
  Wells Fargo Funds Management, LLC       Wells Capital Management Incorporated

FUND MANAGERS                           INCEPTION DATE
  Galen Blomster, CFA                     10/01/1997
  Jeffrey P. Mellas

HOW DID THE PORTFOLIO PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Portfolio returned 6.37%(1) for the 12-month period ended May 31, 2005, excluding sales charges, underperforming the S&P 500 Index(2), which returned 8.23% and underperforming the Lehman Brothers U.S. Government/Credit Index(3), which returned 7.00% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE AT THE PORTFOLIO'S WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR WEALTHBUILDER PORTFOLIO SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 1.50%. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE PORTFOLIO AND ARE DESCRIBED IN THE PORTFOLIO'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE PORTFOLIO'S PERFORMANCE?
--------------------------------------------------------------------------------

      Both the stock and bond markets generated positive returns over the twelve-month reporting period, nearly in line with the historical long-term average returns for each asset class. While the equity market generally outperformed the bond market during the period, long-term U.S. Treasury bonds produced the highest returns, as their yields dropped over 1%. Among the major equity styles, large-cap value stocks led the way in response to solid economic growth and corporate earnings that exceeded expectations. International stocks continued to benefit from the weakness of the U.S. dollar over much of the period. Small cap stocks outperformed large cap stocks until late in the period when they began to lose relative momentum due to concerns of a possible economic slowdown resulting from the ongoing increase of interest rates by the Federal Reserve Board.

      The Tactical Asset Allocation (TAA) Model, which seeks to enhance portfolio returns by shifting assets between stocks and bonds, maintained a 15% overweighted position in stocks over the entire 12-month period. With the S&P 500 Index underperforming long-term U.S. Treasury bonds during the period, maintaining the 15% TAA futures overlay shift toward stocks reduced the Portfolio's return during the period.

WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      We conduct routine reviews of the mutual fund holdings in the Portfolio where we monitor a number of factors, including the investment style and process of each fund, the fund managers' experience and tenure, performance of the funds, and the funds' risk profiles. Over the past twelve months, we made no changes to the fund holdings within the Portfolio.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      While stock prices rose during the past 12 months, we believe that the sharp decline in U.S. Treasury bond yields has made stocks even more attractive, relative to bonds, than when our TAA Model shifted toward stocks nearly three years ago. As a result, the Portfolio will remain overweighted in stocks until the relative valuation between stocks and bonds returns to its historical norm.

      BALANCED FUNDS MAY INVEST IN STOCKS AND BONDS. STOCKS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. BOND VALUES FLUCTUATE IN RESPONSE TO THE FINANCIAL CONDITION OF INDIVIDUAL ISSUERS, CHANGES IN INTEREST RATES, AND GENERAL MARKET AND ECONOMIC CONDITIONS.

      THE PORTFOLIO IS EXPOSED TO CERTAIN RISKS, INCLUDING SMALL COMPANY SECURITIES RISK, FOREIGN INVESTMENT RISK, DEBT SECURITIES RISK, AND HIGH-YIELD SECURITIES RISK. CONSULT THE PORTFOLIO'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

      The views expressed are as of May 31, 2005, and are those of the Portfolio's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH BALANCED PORTFOLIO.

(1) The Portfolio's Adviser has committed through September 30, 2006, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Portfolio. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Portfolio's returns would have been lower.

      Prior to April 11, 2005, the WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH BALANCED PORTFOLIO was named the WELLS FARGO WEALTHBUILDER GROWTH BALANCED PORTFOLIO. Performance for the Portfolio prior to November 8,1999 reflects the performance of the Norwest WealthBuilder II Growth Balanced Portfolio, its predecessor portfolio. Predecessor portfolio information can be found in the Portfolio's prospectus, statement of additional information or annual report. Effective at the close of business November 5, 1999, the Norwest Advantage Funds were reorganized into the WELLS FARGO FUNDS(R).

(2) The S&P 500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility, and transportation companies listed or traded on national exchanges or over-the-counter markets. You cannot invest directly in an index.

(3) The Lehman Brothers U.S. Government/Credit Index is an unmanaged index that includes securities in the Lehman Brothers U.S. Government Index and the Lehman Brothers U.S. Credit Index. The Lehman Brothers U.S. Government Index is composed of U.S. Treasury securities with maturities of one year or more and publicly issued debt of U.S. Government agencies. The Lehman Brothers U.S. Credit Index is an unmanaged index composed of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. You cannot invest directly in an index.

PERFORMANCE HIGHLIGHTS            WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF MAY 31, 2005)
--------------------------------------------------------------------------------

                                                           Including Sales Charge                    Excluding Sales Charge
                                                   --------------------------------------    ---------------------------------------
                                                                                 Life of                                    Life of
                                                   6-Month*   1-Year    5-Year  Portfolio    6-Month*   1-Year    5-Year   Portfolio
------------------------------------------------------------------------------------------------------------------------------------
WealthBuilder Growth Balanced Portfolio
(Incept. date 10/01/1997)                           (1.33)     4.77      0.56      4.09        0.17      6.37      0.86       4.30
------------------------------------------------------------------------------------------------------------------------------------
Benchmarks
------------------------------------------------------------------------------------------------------------------------------------
  The S&P 500 Index(2)                                                                         2.42      8.23     (1.92)      4.60
------------------------------------------------------------------------------------------------------------------------------------
  Lehman Brothers U.S. Government/Credit Index(3)                                              3.17      7.00      8.00       6.82
------------------------------------------------------------------------------------------------------------------------------------

*     RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

CHARACTERISTICS(4) (AS OF MAY 31, 2005)
--------------------------------------------------------------------------------

Portfolio Turnover                                                           98%
--------------------------------------------------------------------------------
Net Asset Value (NAV)                                                    $11.76

MUTUAL FUNDS AND MASTER PORTFOLIOS HELD(4) (AS OF MAY 31, 2005)
--------------------------------------------------------------------------------

Wells Fargo Advantage Equity Value Portfolio                                 14%
--------------------------------------------------------------------------------
Wells Fargo Advantage Intermediate
  Government Income Fund                                                     13%
--------------------------------------------------------------------------------
Wells Fargo Advantage Total Return Bond Fund                                 12%
--------------------------------------------------------------------------------
AIM Blue Chip Fund                                                           10%
--------------------------------------------------------------------------------
Wells Fargo Advantage Large Company Growth Portfolio                          9%
--------------------------------------------------------------------------------
ING International Value Fund                                                  7%
--------------------------------------------------------------------------------
MFS Strategic Value Fund                                                      6%
--------------------------------------------------------------------------------
Fidelity Advisors Diversified International Fund                              6%
--------------------------------------------------------------------------------
MFS High Income Fund                                                          5%
--------------------------------------------------------------------------------
Oppenheimer International Bond Fund                                           5%
--------------------------------------------------------------------------------
Wells Fargo Advantage Small Company Value Portfolio                           5%
--------------------------------------------------------------------------------
Wells Fargo Advantage Small Cap Growth Fund                                   4%
--------------------------------------------------------------------------------
Oppenheimer Main Street Small Cap Fund                                        4%
--------------------------------------------------------------------------------

EFFECTIVE ALLOCATION(4) (AS OF MAY 31, 2005)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Bond Funds                                                                 (20%)
Stock Funds                                                                (80%)

GROWTH OF $10,000 INVESTMENT(5) (AS OF MAY 31, 2005)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                         WELLS FARGO                            LEHMAN BROTHERS
                    WEALTHBUILDER GROWTH                       U.S. GOV'T/CREDIT
                     BALANCED PORTFOLIO       S&P 500 INDEX          INDEX
                     ------------------       -------------          -----
 10/1/1997                 $ 9,850               $10,000            $10,000
10/31/1997                 $ 9,811                 9,666             10,160
11/30/1997                 $ 9,820                10,114             10,214
12/31/1997                 $ 9,912                10,287             10,321
 1/31/1998                 $ 9,971                10,401             10,466
 2/28/1998                 $10,386                11,151             10,445
 3/31/1998                 $10,702                11,721             10,477
 4/30/1998                 $10,811                11,841             10,530
 5/31/1998                 $10,673                11,637             10,643
 6/30/1998                 $10,762                12,110             10,751
 7/31/1998                 $10,554                11,981             10,760
 8/31/1998                 $ 9,418                10,250             10,970
 9/30/1998                 $ 9,714                10,907             11,284
10/31/1998                 $10,356                11,794             11,204
11/30/1998                 $10,910                12,509             11,271
12/31/1998                 $11,419                13,229             11,299
 1/31/1999                 $11,668                13,782             11,379
 2/28/1999                 $11,310                13,353             11,108
 3/31/1999                 $11,608                13,888             11,164
 4/30/1999                 $11,956                14,425             11,191
 5/31/1999                 $11,767                14,085             11,076
 6/30/1999                 $12,175                14,866             11,041
 7/31/1999                 $12,026                14,402             11,011
 8/31/1999                 $11,896                14,331             11,002
 9/30/1999                 $11,797                13,938             11,101
10/31/1999                 $12,235                14,820             11,130
11/30/1999                 $12,593                15,121             11,124
12/31/1999                 $13,070                16,012             11,056
 1/31/2000                 $12,824                15,208             11,053
 2/29/2000                 $13,070                14,921             11,191
 3/31/2000                 $13,582                16,380             11,353
 4/30/2000                 $13,295                15,887             11,298
 5/31/2000                 $13,029                15,561             11,288
 6/30/2000                 $13,500                15,946             11,518
 7/31/2000                 $13,387                15,697             11,640
 8/31/2000                 $13,858                16,672             11,804
 9/30/2000                 $13,561                15,791             11,849
10/31/2000                 $13,428                15,725             11,923
11/30/2000                 $12,947                14,486             12,127
12/31/2000                 $13,346                14,557             12,366
 1/31/2001                 $13,500                15,074             12,574
 2/28/2001                 $12,708                13,700             12,703
 3/31/2001                 $12,048                12,833             12,762
 4/30/2001                 $12,840                13,829             12,666
 5/31/2001                 $12,862                13,922             12,739
 6/30/2001                 $12,653                13,583             12,800
 7/31/2001                 $12,543                13,450             13,119
 8/31/2001                 $12,147                12,610             13,287
 9/30/2001                 $11,288                11,592             13,410
10/31/2001                 $11,563                11,813             13,750
11/30/2001                 $12,202                12,720             13,524
12/31/2001                 $12,399                12,831             13,418
 1/31/2002                 $12,141                12,644             13,516
 2/28/2002                 $11,905                12,400             13,631
 3/31/2002                 $12,343                12,866             13,354
 4/30/2002                 $12,085                12,087             13,613
 5/31/2002                 $11,950                11,997             13,739
 6/30/2002                 $11,466                11,143             13,855
 7/31/2002                 $10,511                10,275             14,022
 8/31/2002                 $10,511                10,342             14,337
 9/30/2002                 $ 9,634                 9,219             14,645
10/31/2002                 $10,230                10,029             14,505
11/30/2002                 $10,758                10,619             14,514
12/31/2002                 $10,233                 9,995             14,898
 1/31/2003                 $ 9,972                 9,734             14,898
 2/28/2003                 $ 9,790                 9,588             15,163
 3/31/2003                 $ 9,836                 9,680             15,143
 4/30/2003                 $10,516                10,478             15,305
 5/31/2003                 $10,981                11,029             15,740
 6/30/2003                 $11,117                11,170             15,677
 7/31/2003                 $11,424                11,367             15,020
 8/31/2003                 $11,628                11,589             15,119
 9/30/2003                 $11,469                11,466             15,598
10/31/2003                 $12,070                12,114             15,401
11/30/2003                 $12,241                12,220             15,442
12/31/2003                 $12,715                12,861             15,594
 1/31/2004                 $12,921                13,097             15,736
 2/29/2004                 $13,048                13,279             15,928
 3/31/2004                 $12,990                13,079             16,075
 4/30/2004                 $12,703                12,873             15,581
 5/31/2004                 $12,795                13,050             15,502
 6/30/2004                 $13,025                13,303             15,565
 7/31/2004                 $12,589                12,863             15,730
 8/31/2004                 $12,566                12,914             16,064
 9/30/2004                 $12,784                13,054             16,120
10/31/2004                 $13,013                13,253             16,260
11/30/2004                 $13,587                13,790             16,080
12/31/2004                 $13,946                14,259             16,250
 1/31/2005                 $13,610                13,911             16,364
 2/28/2005                 $13,853                14,203             16,256
 3/31/2005                 $13,575                13,952             16,142
 4/30/2005                 $13,228                13,687             16,384
 5/31/2005                 $13,598                14,122             16,589

(4) Portfolio holdings and characteristics are subject to change.

(5) The chart compares the performance of the WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH BALANCED PORTFOLIO for the life of the Portfolio with the S&P 500 Index and the Lehman Brothers U.S. Government/Credit Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses and assumes the maximum initial sales charge of 1.50%.

WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS            PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE WEALTHBUILDER MODERATE BALANCED PORTFOLIO

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE WEALTHBUILDER MODERATE BALANCED PORTFOLIO(SM) (the Portfolio) seeks a combination of current income and capital appreciation.

ADVISER                                 SUB-ADVISER
  Wells Fargo Funds Management, LLC       Wells Capital Management Incorporated

FUND MANAGERS                           INCEPTION DATE
  Galen Blomster, CFA                     9/30/2004
  Jeffrey P. Mellas

HOW DID THE PORTFOLIO PERFORM OVER THE REPORTING PERIOD?
--------------------------------------------------------------------------------

      Since its inception on September 30, 2004, the Portfolio returned 4.41%(1) for the eight-month period ended May 31, 2005, excluding sales charges, underperforming the S&P 500 Index(2), which returned 8.19% and outperforming the Lehman Brothers U.S. Government/Credit Index(3), which returned 2.90% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE AT THE PORTFOLIO'S WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR WEALTHBUILDER PORTFOLIO SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 1.50%. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE PORTFOLIO AND ARE DESCRIBED IN THE PORTFOLIO'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE PORTFOLIO'S PERFORMANCE?
--------------------------------------------------------------------------------

      The equity markets generally outperformed the bond markets during the period. Long-term U.S. Treasury bonds produced the highest returns as their yields dropped over 1%. Among the major equity styles, large-cap value stocks led the way in response to solid economic growth and corporate earnings that exceeded expectations. International stocks continued to benefit from the weakness of the U.S. dollar over much of the period. Small cap stocks outperformed large cap stocks until late in the period, when they began to lose relative momentum due to concerns of a possible economic slowdown resulting from the ongoing increase of interest rates by the Federal Reserve Board.

      The Tactical Asset Allocation (TAA) Model, which seeks to enhance portfolio returns by shifting assets between stocks and bonds, maintained a 10% overweighted position in stocks since the inception of the Portfolio. With the Portfolio's stock holdings outperforming its bond holdings during the eight-month period, maintaining the 10% stock overweighting contributed to the Portfolio's return.

WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      We conduct routine reviews of the mutual fund holdings in the Portfolio where we monitor a number of factors, including the investment style and process of each fund, the fund managers' experience and tenure, performance of the funds, and the funds' risk profiles. Since the inception of the Portfolio, we have made no changes to the fund holdings.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      While stock prices rose and outperformed bonds since the Portfolio's inception, we believe that the sharp decline in U.S. Treasury bond yields late in the period has made stocks even more attractive, relative to bonds, than when our TAA Model shifted toward stocks nearly three years ago. As a result, the Portfolio will remain overweighted in stocks until the relative valuation between stocks and bonds returns to its historical norm.

      BALANCED FUNDS MAY INVEST IN STOCKS AND BONDS. STOCKS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. BOND VALUES FLUCTUATE IN RESPONSE TO THE FINANCIAL CONDITION OF INDIVIDUAL ISSUERS, CHANGES IN INTEREST RATES, AND GENERAL MARKET AND ECONOMIC CONDITIONS.

      THE PORTFOLIO IS EXPOSED TO CERTAIN RISKS, INCLUDING SMALL COMPANY SECURITIES RISK, FOREIGN INVESTMENT RISK, DEBT SECURITIES RISK, AND HIGH-YIELD SECURITIES RISK. CONSULT THE PORTFOLIO'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

      The views expressed are as of May 31, 2005, and are those of the Portfolio's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE WEALTHBUILDER MODERATE BALANCED PORTFOLIO.

(1) The Portfolio's Adviser has committed through September 30, 2006, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Portfolio. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Portfolio's returns would have been lower.

      Prior to April 11, 2005, the WELLS FARGO ADVANTAGE WEALTHBUILDER MODERATE BALANCED PORTFOLIO was named the WELLS FARGO WEALTHBUILDER MODERATE BALANCED PORTFOLIO.

(2) The S&P 500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility, and transportation companies listed or traded on national exchanges or over-the-counter markets. You cannot invest directly in an index.

(3) The Lehman Brothers U.S. Government/Credit Index is an unmanaged index that includes securities in the Lehman Brothers U.S. Government Index and the Lehman Brothers U.S. Credit Index. The Lehman Brothers U.S. Government Index is composed of U.S. Treasury securities with maturities of one year or more and publicly issued debt of U.S. Government agencies. The Lehman Brothers U.S. Credit Index is an unmanaged index composed of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. You cannot invest directly in an index.

PERFORMANCE HIGHLIGHTS            WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF MAY 31, 2005)
--------------------------------------------------------------------------------

                                                                       Including Sales Charge  Excluding Sales Charge
                                                                       ----------------------  ----------------------
                                                                                    Life of                 Life of
                                                                        6-Month*   Portfolio*   6-Month*   Portfolio*
---------------------------------------------------------------------------------------------------------------------
WealthBuilder Moderate Balanced Portfolio (Incept. date 9/30/2004)       (0.63)       2.84        0.88        4.41
---------------------------------------------------------------------------------------------------------------------
Benchmarks
---------------------------------------------------------------------------------------------------------------------
  S&P 500 Index(2)                                                                                2.42        8.19
---------------------------------------------------------------------------------------------------------------------
  Lehman Brothers U.S. Government/Credit Index(3)                                                 3.17        2.90
---------------------------------------------------------------------------------------------------------------------

*     RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

CHARACTERISTICS(4) (AS OF MAY 31, 2005)
--------------------------------------------------------------------------------

Portfolio Turnover                                                           16%
--------------------------------------------------------------------------------
Net Asset Value (NAV)                                                    $10.42

MUTUAL FUNDS AND MASTER PORTFOLIOS HELD(4) (AS OF MAY 31, 2005)
--------------------------------------------------------------------------------

Wells Fargo Advantage Short Duration
  Government Bond Fund                                                       19%
--------------------------------------------------------------------------------
Wells Fargo Advantage Total Return Bond Fund                                 14%
--------------------------------------------------------------------------------
Wells Fargo Advantage Equity Value Portfolio                                 12%
--------------------------------------------------------------------------------
Wells Fargo Advantage Large Company Growth Portfolio                          9%
--------------------------------------------------------------------------------
AIM Blue Chip Fund                                                            9%
--------------------------------------------------------------------------------
MFS Strategic Value Fund                                                      5%
--------------------------------------------------------------------------------
MFS High Income Fund                                                          5%
--------------------------------------------------------------------------------
Wells Fargo Advantage Intermediate
  Government Income Fund                                                      5%
--------------------------------------------------------------------------------
Oppenheimer International Bond Fund                                           5%
--------------------------------------------------------------------------------
ING International Value Fund                                                  4%
--------------------------------------------------------------------------------
Fidelity Advisors Diversified International Fund                              4%
--------------------------------------------------------------------------------
Oppenheimer Main Street Small Cap Fund                                        3%
--------------------------------------------------------------------------------
Wells Fargo Advantage Small Cap Growth Fund                                   3%
--------------------------------------------------------------------------------
Wells Fargo Advantage Small Company Value Portfolio                           3%

EFFECTIVE ALLOCATION(4) (AS OF MAY 31, 2005)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Bond Funds                                                                 (50%)
Stock Funds                                                                (50%)

GROWTH OF $10,000 INVESTMENT(5) (AS OF MAY 31, 2005)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                        WELLS FARGO                            LEHMAN BROTHERS
                  WEALTHBUILDER MODERATE                       U.S. GOV'T/CREDIT
                    BALANCED PORTFOLIO       S&P 500 INDEX          INDEX
                    ------------------       -------------          -----
 9/30/2004                $ 9,850               $10,000            $10,000
10/31/2004                $10,017               $10,153            $10,087
11/30/2004                $10,195               $10,564            $ 9,975
12/31/2004                $10,393               $10,923            $10,081
 1/31/2005                $10,235               $10,657            $10,151
 2/28/2005                $10,344               $10,881            $10,084
 3/31/2005                $10,186               $10,688            $10,014
 4/30/2005                $10,057               $10,485            $10,164
 5/31/2005                $10,284               $10,818            $10,291

--------------------------------------------------------------------------------

(4) Portfolio holdings and characteristics are subject to change.

(5) The chart compares the performance of the WELLS FARGO ADVANTAGE WEALTHBUILDER MODERATE BALANCED PORTFOLIO for the life of the Portfolio with the S&P 500 Index and the Lehman Brothers U.S. Government/Credit Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses and assumes the maximum initial sales charge of 1.50%.

WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS            PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE WEALTHBUILDER TACTICAL EQUITY PORTFOLIO

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE WEALTHBUILDER TACTICAL EQUITY PORTFOLIO(SM) (the Portfolio) seeks long-term capital appreciation with no emphasis on income.

ADVISER                                 SUB-ADVISER
  Wells Fargo Funds Management, LLC       Wells Capital Management Incorporated

FUND MANAGERS                           INCEPTION DATE
  Galen Blomster, CFA                     10/01/1997
  Jeffrey P. Mellas

HOW DID THE PORTFOLIO PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Portfolio returned 10.89%(1) for the 12-month period ended May 31, 2005, excluding sales charges, outperforming its benchmark, the S&P 500 Index(2), which returned 8.23% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE AT THE PORTFOLIO'S WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR WEALTHBUILDER PORTFOLIO SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 1.50%. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE PORTFOLIO AND ARE DESCRIBED IN THE PORTFOLIO'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE PORTFOLIO'S PERFORMANCE?
--------------------------------------------------------------------------------

      The stock market performed nearly in line with long-term average stock returns over the twelve-month period, with all major equity styles participating in positive gains. Large-cap value stocks led the way in response to solid economic growth and corporate earnings that exceeded expectations. International stocks continued to benefit by the weakness in the U.S. dollar over much of the period. Small cap stocks outperformed large cap stocks until late in the period when they began to lose relative momentum due to concerns of a possible economic slowdown resulting from the repeated interest rate increases by the Federal Reserve Board (the Fed).

      The Tactical Equity Allocation (TEA) Model, which seeks to enhance portfolio returns by favoring those equity styles the Model determines could likely outperform, emphasized international, small cap, and value equity styles throughout much of the period. At the end of April 2005, the TEA Model reached the trigger to shift from small cap to large cap stocks. In order to make a change in the Portfolio's asset allocation emphasis, we need confirmation of a change in both relative momentum and fundamentals. The trend of a flattening yield curve, which began in June 2004, was fundamentally consistent with the large cap emphasis of the TEA Model late in the period and this led to the shift. With regards to the Portfolio's other styles, our measure of relative momentum continues to favor international stocks over domestic stocks and value stocks over growth stocks. Weakness in the U.S. dollar was fundamentally consistent with the international stock emphasis.

WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      We conduct routine reviews of the mutual fund holdings in the Portfolio where we monitor a number of factors, including the investment style and process of each fund, the fund managers' experience and tenure, performance of the funds, and the funds' risk profiles. Over the past twelve months, we made no changes to the fund holdings within the Portfolio.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      At the end of the period, we emphasized international, large cap, and value equity styles, as indicated by the TEA Model. The equity allocation emphasis in the Portfolio has begun to change from one that was consistent with an economy that was in a cyclical recovery mode to one that may now be entering a more challenging period over the next twelve months in response to the Fed's continued tightening of monetary policy. As such, relative momentum and fundamentals could change, possibly triggering more changes from the TEA Model.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. THE PORTFOLIO IS EXPOSED TO CERTAIN RISKS, INCLUDING SMALL COMPANY SECURITIES RISK AND FOREIGN INVESTMENTS RISK. CONSULT THE PORTFOLIO'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

      The views expressed are as of May 31, 2005, and are those of the Portfolio's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE WEALTHBUILDER TACTICAL EQUITY PORTFOLIO.

(1) The Portfolio's Adviser has committed through September 30, 2006, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Portfolio. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Portfolio's returns would have been lower.

      Prior to April 11, 2005, the WELLS FARGO ADVANTAGE WEALTHBUILDER TACTICAL EQUITY PORTFOLIO was named the WELLS FARGO WEALTHBUILDER TACTICAL EQUITY PORTFOLIO, and prior to October 1, 2004, the Portfolio was named the WELLS FARGO WEALTHBUILDER GROWTH PORTFOLIO. Performance for the Portfolio prior to November 8, 1999, reflects the performance of the Norwest WealthBuilder II Growth Portfolio, its predecessor portfolio. Predecessor portfolio information can be found in the Portfolio's prospectus, statement of additional information or annual report. Effective at the close of business November 5, 1999, the Norwest Advantage Funds were reorganized into the WELLS FARGO FUNDS(R).

(2) The S&P 500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility, and transportation companies listed or traded on national exchanges or over-the-counter markets. You cannot invest directly in an index.

PERFORMANCE HIGHLIGHTS            WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF MAY 31, 2005)
--------------------------------------------------------------------------------

                                                    Including Sales Charge                   Excluding Sales Charge
                                           ----------------------------------------  ---------------------------------------
                                                                           Life of                                  Life of
                                           6-Month*    1-Year    5-Year   Portfolio  6-Month*  1-Year     5-Year   Portfolio
----------------------------------------------------------------------------------------------------------------------------
WealthBuilder Tactical Equity Portfolio
(Incept. date 10/01/1997)                   (1.13)      9.23     (2.51)      3.71      0.38     10.89     (2.22)      3.91
----------------------------------------------------------------------------------------------------------------------------
Benchmark
----------------------------------------------------------------------------------------------------------------------------
  S&P 500 Index(2)                                                                     2.42      8.23     (1.92)      4.60
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
*     RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

CHARACTERISTICS(3) (AS OF MAY 31, 2005)
--------------------------------------------------------------------------------

Portfolio Turnover                                                          110%
--------------------------------------------------------------------------------
Net Asset Value (NAV)                                                    $13.01

MUTUAL FUNDS AND MASTER PORTFOLIOS HELD(3) (AS OF MAY 31, 2005)
--------------------------------------------------------------------------------

Wells Fargo Advantage Equity Value Portfolio                                 30%
--------------------------------------------------------------------------------
ING International Value Fund                                                 25%
--------------------------------------------------------------------------------
Fidelity Advisor Diversified International Fund                              25%
--------------------------------------------------------------------------------
MFS Strategic Value Fund                                                      5%
--------------------------------------------------------------------------------
Wells Fargo Advantage Large Company Growth Portfolio                          5%
--------------------------------------------------------------------------------
AIM Blue Chip Fund                                                            4%
--------------------------------------------------------------------------------
Wells Fargo Advantage Small Company Value Portfolio                           2%
--------------------------------------------------------------------------------
Wells Fargo Advantage Small Cap Growth Fund                                   2%
--------------------------------------------------------------------------------
Oppenheimer Main Street Small Cap Fund                                        2%
--------------------------------------------------------------------------------

PORTFOLIO ALLOCATION(3) (AS OF MAY 31, 2005)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Small Company                                                               (5%)
International                                                              (50%)
Large Company Value                                                        (36%)
Large Company Growth                                                        (9%)

GROWTH OF $10,000 INVESTMENT(4) (AS OF MAY 31, 2005)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                                             WELLS FARGO
                                       WEALTHBUILDER TACTICAL
                                          EQUITY PORTFOLIO         S&P 500 INDEX
                                          ----------------         -------------
 10/1/1997                                     $ 9,850                $10,000
10/31/1997                                     $ 9,623                $ 9,666
11/30/1997                                     $ 9,742                $10,114
12/31/1997                                     $ 9,826                $10,287
 1/31/1998                                     $ 9,925                $10,401
 2/28/1998                                     $10,506                $11,151
 3/31/1998                                     $10,960                $11,721
 4/30/1998                                     $11,118                $11,841
 5/31/1998                                     $10,851                $11,637
 6/30/1998                                     $11,108                $12,110
 7/31/1998                                     $10,782                $11,981
 8/31/1998                                     $ 9,107                $10,250
 9/30/1998                                     $ 9,610                $10,907
10/31/1998                                     $10,329                $11,794
11/30/1998                                     $11,039                $12,509
12/31/1998                                     $11,890                $13,229
 1/31/1999                                     $12,394                $13,782
 2/28/1999                                     $11,969                $13,353
 3/31/1999                                     $12,542                $13,888
 4/30/1999                                     $12,808                $14,425
 5/31/1999                                     $12,473                $14,085
 6/30/1999                                     $13,282                $14,866
 7/31/1999                                     $12,897                $14,402
 8/31/1999                                     $12,799                $14,331
 9/30/1999                                     $12,502                $13,938
10/31/1999                                     $13,312                $14,820
11/30/1999                                     $13,835                $15,121
12/31/1999                                     $15,070                $16,012
 1/31/2000                                     $14,586                $15,208
 2/29/2000                                     $14,922                $14,921
 3/31/2000                                     $16,117                $16,380
 4/30/2000                                     $15,445                $15,887
 5/31/2000                                     $14,784                $15,561
 6/30/2000                                     $15,623                $15,946
 7/31/2000                                     $15,435                $15,697
 8/31/2000                                     $16,344                $16,672
 9/30/2000                                     $15,445                $15,791
10/31/2000                                     $15,198                $15,725
11/30/2000                                     $13,914                $14,486
12/31/2000                                     $14,115                $14,557
 1/31/2001                                     $14,276                $15,074
 2/28/2001                                     $12,599                $13,700
 3/31/2001                                     $11,455                $12,833
 4/30/2001                                     $12,700                $13,829
 5/31/2001                                     $12,810                $13,922
 6/30/2001                                     $12,669                $13,583
 7/31/2001                                     $12,338                $13,450
 8/31/2001                                     $11,716                $12,610
 9/30/2001                                     $10,350                $11,592
10/31/2001                                     $10,752                $11,813
11/30/2001                                     $11,435                $12,720
12/31/2001                                     $11,878                $12,831
 1/31/2002                                     $11,506                $12,644
 2/28/2002                                     $11,143                $12,400
 3/31/2002                                     $11,808                $12,866
 4/30/2202                                     $11,435                $12,087
 5/31/2002                                     $11,214                $11,997
 6/30/2002                                     $10,550                $11,143
 7/31/2002                                     $ 9,311                $10,275
 8/31/2002                                     $ 9,281                $10,342
 9/30/2002                                     $ 8,264                $ 9,219
10/31/2002                                     $ 8,798                $10,029
11/30/2002                                     $ 9,342                $10,619
12/31/2002                                     $ 8,858                $ 9,995
 1/31/2003                                     $ 8,476                $ 9,734
 2/28/2003                                     $ 8,264                $ 9,588
 3/31/2003                                     $ 8,184                $ 9,680
 4/30/2003                                     $ 8,909                $10,478
 5/31/2003                                     $ 9,482                $11,029
 6/30/2003                                     $ 9,623                $11,170
 7/31/2003                                     $ 9,855                $11,367
 8/31/2003                                     $10,127                $11,589
 9/30/2003                                     $10,147                $11,466
10/31/2003                                     $10,821                $12,114
11/30/2003                                     $11,073                $12,220
12/31/2003                                     $11,637                $12,861
 1/31/2004                                     $11,949                $13,097
 2/29/2004                                     $12,190                $13,279
 3/31/2004                                     $12,281                $13,079
 4/30/2004                                     $11,838                $12,873
 5/31/2004                                     $11,919                $13,050
 6/30/2004                                     $12,251                $13,303
 7/31/2004                                     $11,737                $12,863
 8/31/2004                                     $11,687                $12,914
 9/30/2004                                     $12,049                $13,054
10/31/2004                                     $12,412                $13,253
11/30/2004                                     $13,167                $13,790
12/31/2004                                     $13,674                $14,259
 1/31/2005                                     $13,308                $13,911
 2/28/2005                                     $13,704                $14,203
 3/31/2005                                     $13,359                $13,952
 4/30/2005                                     $12,922                $13,687
 5/31/2005                                     $13,217                $14,122

--------------------------------------------------------------------------------

(3) Portfolio holdings and characteristics are subject to change.

(4) The chart compares the performance of the WELLS FARGO ADVANTAGE WEALTHBUILDER TACTICAL EQUITY PORTFOLIO for the life of the Portfolio with the S&P 500 Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses and assumes the maximum initial sales charge of 1.50%.

WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS         FUND EXPENSES (UNAUDITED)
--------------------------------------------------------------------------------

      As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

      The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire six-month period (December 1, 2004 to May 31, 2005).

ACTUAL EXPENSES

      The "Actual" line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Actual" line under the heading entitled "Expenses Paid During Period" for your applicable class of shares to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
--------------------------------------------------------------------------------

      The "Hypothetical" line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the "Hypothetical" line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                       Beginning        Ending
                                                        Account         Account        Expenses
                                                         Value           Value        Paid During       Net Annual
                                                      12/01/2004       05/31/2005       Period*        Expense Ratio
--------------------------------------------------------------------------------------------------------------------
WealthBuilder Conservative Allocation Portfolio
Actual                                                 $1,000.00        $1,007.00        $7.51             1.50%
--------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)               $1,000.00        $1,017.45        $7.54             1.50%
--------------------------------------------------------------------------------------------------------------------
WealthBuilder Equity Portfolio
Actual                                                 $1,000.00        $1,007.00        $7.11             1.42%
--------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)               $1,000.00        $1,017.85        $7.14             1.42%
--------------------------------------------------------------------------------------------------------------------
WealthBuilder Growth Allocation Portfolio
Actual                                                 $1,000.00        $1,012.80        $7.53             1.50%
--------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)               $1,000.00        $1,017.45        $7.54             1.50%
--------------------------------------------------------------------------------------------------------------------
WealthBuilder Growth Balanced Portfolio
Actual                                                 $1,000.00        $1,000.80        $7.03             1.41%
--------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)               $1,000.00        $1,017.90        $7.09             1.41%
--------------------------------------------------------------------------------------------------------------------
WealthBuilder Moderate Balanced Portfolio
Actual                                                 $1,000.00        $1,008.80        $7.51             1.50%
--------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)               $1,000.00        $1,017.45        $7.54             1.50%
--------------------------------------------------------------------------------------------------------------------
WealthBuilder Tactical Equity Portfolio
Actual                                                 $1,000.00        $1,003.80        $7.09             1.42%
--------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)               $1,000.00        $1,017.85        $7.14             1.42%
--------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR DIVIDED BY THE NUMBER OF DAYS IN THE FISCAL YEAR (TO REFLECT THE ONE-HALF YEAR PERIOD).

PORTFOLIO OF INVESTMENTS --                                WELLS FARGO ADVANTAGE
MAY 31, 2005                                            WEALTHBUILDER PORTFOLIOS
--------------------------------------------------------------------------------

   WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

SHARES       SECURITY NAME                                                           VALUE
INVESTMENT COMPANIES - 98.87%
STOCK FUNDS - 12.57%
    57,569   AIM BLUE CHIP FUND                                                   $   668,956
    16,854   FIDELITY ADVISOR DIVERSIFIED INTERNATIONAL FUND                          313,645
    18,629   ING INTERNATIONAL VALUE FUND                                             314,277
    25,542   MFS STRATEGIC VALUE FUND                                                 402,800
    10,272   OPPENHEIMER MAIN STREET SMALL CAP FUND                                   206,766

                                                                                    1,906,444
                                                                                  -----------

AFFILIATED STOCK FUNDS - 13.45%
       N/A   WELLS FARGO ADVANTAGE EQUITY VALUE PORTFOLIO                             940,195
       N/A   WELLS FARGO ADVANTAGE LARGE COMPANY GROWTH PORTFOLIO                     669,773
    19,052   WELLS FARGO ADVANTAGE SMALL CAP GROWTH FUND                              214,144
       N/A   WELLS FARGO ADVANTAGE SMALL COMPANY VALUE PORTFOLIO                      214,830

                                                                                    2,038,942
                                                                                  -----------

BOND FUNDS - 9.77%
   194,900   MFS HIGH INCOME FUND                                                     750,366
   124,614   OPPENHEIMER INTERNATIONAL BOND FUND                                      731,482

                                                                                    1,481,848
                                                                                  -----------

AFFILIATED BOND FUNDS - 63.08%
   201,419   WELLS FARGO ADVANTAGE INTERMEDIATE GOVERNMENT INCOME FUND              2,207,547
   439,862   WELLS FARGO ADVANTAGE SHORT DURATION GOVERNMENT BOND FUND              4,411,811
   237,487   WELLS FARGO ADVANTAGE TOTAL RETURN BOND FUND                           2,944,837

                                                                                    9,564,195
                                                                                  -----------

TOTAL INVESTMENT COMPANIES (COST $14,896,535)                                      14,991,429
                                                                                  -----------

TOTAL INVESTMENTS IN SECURITIES
(COST $14,896,535)*                              98.87%                           $14,991,429
OTHER ASSETS AND LIABILITIES, NET                 1.13                                170,977
                                                ------                            -----------
TOTAL NET ASSETS                                100.00%                           $15,162,406
                                                ======                            ===========

* COST FOR FEDERAL INCOME TAX PURPOSES IS $14,900,478 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

      GROSS UNREALIZED APPRECIATION                          $126,547
      GROSS UNREALIZED DEPRECIATION                           (35,596)
                                                             --------
      NET UNREALIZED APPRECIATION (DEPRECIATION)             $ 90,951

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE                                PORTFOLIO OF INVESTMENTS --
WEALTHBUILDER PORTFOLIOS                                            MAY 31, 2005
--------------------------------------------------------------------------------

   WEALTHBUILDER EQUITY PORTFOLIO
--------------------------------------------------------------------------------

SHARES       SECURITY NAME                                                           VALUE
INVESTMENT COMPANIES - 99.35%
STOCK FUNDS - 50.48%
 1,517,453   AIM BLUE CHIP FUND                                                  $ 17,632,803
   626,434   FIDELITY ADVISOR DIVERSIFIED INTERNATIONAL FUND                       11,657,946
   689,271   ING INTERNATIONAL VALUE FUND                                          11,627,997
   674,339   MFS STRATEGIC VALUE FUND                                              10,634,319
   412,700   OPPENHEIMER MAIN STREET SMALL CAP FUND                                 8,307,648

                                                                                   59,860,713
                                                                                 ------------

AFFILIATED STOCK FUNDS - 48.87%
       N/A   WELLS FARGO ADVANTAGE EQUITY VALUE PORTFOLIO                          24,831,077
       N/A   WELLS FARGO ADVANTAGE LARGE COMPANY GROWTH PORTFOLIO                  17,709,341
   683,787   WELLS FARGO ADVANTAGE SMALL CAP GROWTH FUND                            7,685,762
       N/A   WELLS FARGO ADVANTAGE SMALL COMPANY VALUE PORTFOLIO                    7,719,197

                                                                                   57,945,377
                                                                                 ------------

TOTAL INVESTMENT COMPANIES (COST $109,116,216)                                    117,806,090
                                                                                 ------------

TOTAL INVESTMENTS IN SECURITIES
(COST $109,116,216)*                             99.35%                          $117,806,090
OTHER ASSETS AND LIABILITIES, NET                 0.65                                774,680
                                                ------                           ------------
TOTAL NET ASSETS                                100.00%                          $118,580,770
                                                ======                           ============

* COST FOR FEDERAL INCOME TAX PURPOSES IS $109,009,938 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

      GROSS UNREALIZED APPRECIATION                        $8,796,151
      GROSS UNREALIZED DEPRECIATION                                 0
                                                           ----------
      NET UNREALIZED APPRECIATION (DEPRECIATION)           $8,796,151

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS --                                WELLS FARGO ADVANTAGE
MAY 31, 2005                                            WEALTHBUILDER PORTFOLIOS
--------------------------------------------------------------------------------

   WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

SHARES       SECURITY NAME                                                           VALUE
INVESTMENT COMPANIES - 97.46%
STOCK FUNDS - 45.43%
   201,765   AIM BLUE CHIP FUND                                                   $ 2,344,509
    63,768   FIDELITY ADVISOR DIVERSIFIED INTERNATIONAL FUND                        1,186,715
    70,475   ING INTERNATIONAL VALUE FUND                                           1,188,907
    89,582   MFS STRATEGIC VALUE FUND                                               1,412,708
    39,607   OPPENHEIMER MAIN STREET SMALL CAP FUND                                   797,283

                                                                                    6,930,122
                                                                                  -----------

AFFILIATED STOCK FUNDS - 47.52%
       N/A   WELLS FARGO ADVANTAGE EQUITY VALUE PORTFOLIO                           3,294,786
       N/A   WELLS FARGO ADVANTAGE LARGE COMPANY GROWTH PORTFOLIO                   2,346,454
    71,413   WELLS FARGO ADVANTAGE SMALL CAP GROWTH FUND                              802,687
       N/A   WELLS FARGO ADVANTAGE SMALL COMPANY VALUE PORTFOLIO                      805,186

                                                                                    7,249,113
                                                                                  -----------

AFFILIATED BOND FUNDS - 4.51%
    55,446   WELLS FARGO ADVANTAGE TOTAL RETURN BOND FUND                             687,530
                                                                                  -----------

TOTAL INVESTMENT COMPANIES (COST $14,492,400)                                      14,866,765
                                                                                  -----------

TOTAL INVESTMENTS IN SECURITIES
(COST $14,492,400)*                              97.46%                           $14,866,765
OTHER ASSETS AND LIABILITIES, NET                 2.54                                388,027
                                                ------                            -----------
TOTAL NET ASSETS                                100.00%                           $15,254,792
                                                ======                            ===========

* COST FOR FEDERAL INCOME TAX PURPOSES IS $14,505,081 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

      GROSS UNREALIZED APPRECIATION                          $383,917
      GROSS UNREALIZED DEPRECIATION                           (22,233)
                                                             --------
      NET UNREALIZED APPRECIATION (DEPRECIATION)             $361,684

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE                                PORTFOLIO OF INVESTMENTS --
WEALTHBUILDER PORTFOLIOS                                            MAY 31, 2005
--------------------------------------------------------------------------------

   WEALTHBUILDER GROWTH BALANCED PORTFOLIO
--------------------------------------------------------------------------------

SHARES       SECURITY NAME                                                                              VALUE
INVESTMENT COMPANIES - 98.71%
BOND FUNDS - 9.86%
 4,612,446   MFS HIGH INCOME FUND                                                                   $ 17,757,917
 2,945,396   OPPENHEIMER INTERNATIONAL BOND FUND                                                      17,289,475

                                                                                                      35,047,392
                                                                                                    ------------

AFFILIATED BOND FUNDS - 24.41%
 4,114,487   WELLS FARGO ADVANTAGE INTERMEDIATE GOVERNMENT INCOME FUND                                45,094,773
 3,362,317   WELLS FARGO ADVANTAGE TOTAL RETURN BOND FUND                                             41,692,729

                                                                                                      86,787,502
                                                                                                    ------------

STOCK FUNDS - 32.40%
 3,027,033   AIM BLUE CHIP FUND                                                                       35,174,118
 1,108,375   FIDELITY ADVISOR DIVERSIFIED INTERNATIONAL FUND                                          20,626,855
 1,423,064   ING INTERNATIONAL VALUE FUND                                                             24,007,087
 1,340,505   MFS STRATEGIC VALUE FUND                                                                 21,139,762
   708,422   OPPENHEIMER MAIN STREET SMALL CAP FUND                                                   14,260,543

                                                                                                     115,208,365
                                                                                                    ------------

AFFILIATED STOCK FUNDS - 32.04%
       N/A   WELLS FARGO ADVANTAGE EQUITY VALUE PORTFOLIO                                             49,533,873
       N/A   WELLS FARGO ADVANTAGE LARGE COMPANY GROWTH PORTFOLIO                                     32,196,421
 1,431,897   WELLS FARGO ADVANTAGE SMALL CAP GROWTH FUND                                              16,094,522
       N/A   WELLS FARGO ADVANTAGE SMALL COMPANY VALUE PORTFOLIO                                      16,111,389

                                                                                                     113,936,205
                                                                                                    ------------

TOTAL INVESTMENT COMPANIES (COST $334,519,006)                                                       350,979,464
                                                                                                    ------------

PRINCIPAL                                                        INTEREST RATE    MATURITY DATE
SHORT-TERM INVESTMENTS - 0.98%
US TREASURY BILLS - 0.98%
     5,000   US TREASURY BILL^#                                       2.59%         08/11/2005             4,973
   270,000   US TREASURY BILL^#                                       2.70          08/11/2005           268,514
   370,000   US TREASURY BILL^#                                       2.84          08/11/2005           367,963
 2,880,000   US TREASURY BILL^#                                       3.07          11/10/2005         2,841,972

                                                                                                       3,483,422
                                                                                                    ------------

TOTAL SHORT-TERM INVESTMENTS (COST $3,481,674)                                                         3,483,422
                                                                                                    ------------

TOTAL INVESTMENTS IN SECURITIES
(COST $338,000,680)*                             99.69%                                             $354,462,886
OTHER ASSETS AND LIABILITIES, NET                 0.31                                                 1,119,450
                                                ------                                              ------------
TOTAL NET ASSETS                                100.00%                                             $355,582,336
                                                ======                                              ============

^     ZERO COUPON/STEPPED COUPON BOND. INTEREST RATE PRESENTED IS YIELD TO
      MATURITY.

# ALL OR A PORTION OF THIS SECURITY IS SEGREGATED AS COLLATERAL FOR DERIVATIVE INVESTMENTS. (SEE NOTE 2)

* COST FOR FEDERAL INCOME TAX PURPOSES IS $336,296,288 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

      GROSS UNREALIZED APPRECIATION                       $23,262,516
      GROSS UNREALIZED DEPRECIATION                        (5,095,918)
                                                          -----------
      NET UNREALIZED APPRECIATION (DEPRECIATION)          $18,166,598

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS --                                WELLS FARGO ADVANTAGE
MAY 31, 2005                                            WEALTHBUILDER PORTFOLIOS
--------------------------------------------------------------------------------

   WEALTHBUILDER MODERATE BALANCED PORTFOLIO
--------------------------------------------------------------------------------

SHARES       SECURITY NAME                                                           VALUE
INVESTMENT COMPANIES - 96.84%
STOCK FUNDS - 24.41%
   146,117   AIM BLUE CHIP FUND                                                   $ 1,697,880
    42,771   FIDELITY ADVISOR DIVERSIFIED INTERNATIONAL FUND                          795,972
    47,284   ING INTERNATIONAL VALUE FUND                                             797,684
    64,910   MFS STRATEGIC VALUE FUND                                               1,023,631
    27,140   OPPENHEIMER MAIN STREET SMALL CAP FUND                                   546,326

                                                                                    4,861,493
                                                                                  -----------

AFFILIATED STOCK FUNDS - 25.87%
       N/A   WELLS FARGO ADVANTAGE EQUITY VALUE PORTFOLIO                           2,386,236
       N/A   WELLS FARGO ADVANTAGE LARGE COMPANY GROWTH PORTFOLIO                   1,699,411
    47,578   WELLS FARGO ADVANTAGE SMALL CAP GROWTH FUND                              534,773
       N/A   WELLS FARGO ADVANTAGE SMALL COMPANY VALUE PORTFOLIO                      532,894

                                                                                    5,153,314
                                                                                  -----------

BOND FUNDS - 9.33%
   243,489   MFS HIGH INCOME FUND                                                     937,434
   156,839   OPPENHEIMER INTERNATIONAL BOND FUND                                      920,647

                                                                                    1,858,081
                                                                                  -----------

AFFILIATED BOND FUNDS - 37.23%
    84,749   WELLS FARGO ADVANTAGE INTERMEDIATE GOVERNMENT INCOME FUND                928,846
   369,377   WELLS FARGO ADVANTAGE SHORT DURATION GOVERNMENT BOND FUND              3,704,852
   224,358   WELLS FARGO ADVANTAGE TOTAL RETURN BOND FUND                           2,782,042

                                                                                    7,415,740
                                                                                  -----------

TOTAL INVESTMENT COMPANIES (COST $19,045,067)                                      19,288,628
                                                                                  -----------

TOTAL INVESTMENTS IN SECURITIES
(COST $19,045,067)*                              96.84%                           $19,288,628
OTHER ASSETS AND LIABILITIES, NET                 3.16                                630,415
                                                ------                            -----------
TOTAL NET ASSETS                                100.00%                           $19,919,043
                                                ======                            ===========

* COST FOR FEDERAL INCOME TAX PURPOSES IS $19,054,403 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

      GROSS UNREALIZED APPRECIATION                          $281,381
      GROSS UNREALIZED DEPRECIATION                           (47,156)
                                                             --------
      NET UNREALIZED APPRECIATION (DEPRECIATION)             $234,225

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE                                PORTFOLIO OF INVESTMENTS --
WEALTHBUILDER PORTFOLIOS                                            MAY 31, 2005
--------------------------------------------------------------------------------

   WEALTHBUILDER TACTICAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

SHARES       SECURITY NAME                                                           VALUE
INVESTMENT COMPANIES - 99.54%
STOCK FUNDS - 61.62%
   636,302   AIM BLUE CHIP FUND                                                  $  7,393,834
 2,196,892   FIDELITY ADVISOR DIVERSIFIED INTERNATIONAL FUND                       40,884,163
 2,426,340   ING INTERNATIONAL VALUE FUND                                          40,932,355
   627,514   MFS STRATEGIC VALUE FUND                                               9,895,896
   137,494   OPPENHEIMER MAIN STREET SMALL CAP FUND                                 2,767,761

                                                                                  101,874,009
                                                                                 ------------

AFFILIATED STOCK FUNDS - 37.92%
       N/A   WELLS FARGO ADVANTAGE EQUITY VALUE PORTFOLIO                          49,581,833
       N/A   WELLS FARGO ADVANTAGE LARGE COMPANY GROWTH PORTFOLIO                   7,545,842
   247,732   WELLS FARGO ADVANTAGE SMALL CAP GROWTH FUND                            2,784,510
       N/A   WELLS FARGO ADVANTAGE SMALL COMPANY VALUE PORTFOLIO                    2,786,296

                                                                                   62,698,481
                                                                                 ------------

TOTAL INVESTMENT COMPANIES (COST $153,252,647)                                    164,572,490
                                                                                 ------------

TOTAL INVESTMENTS IN SECURITIES
(COST $153,252,647)*                             99.54%                          $164,572,490
OTHER ASSETS AND LIABILITIES, NET                 0.46                                752,423
                                                ------                           ------------
TOTAL NET ASSETS                                100.00%                          $165,324,913
                                                ======                           ============

* COST FOR FEDERAL INCOME TAX PURPOSES IS $149,230,459 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

      GROSS UNREALIZED APPRECIATION                       $16,630,920
      GROSS UNREALIZED DEPRECIATION                        (1,288,889)
                                                          -----------
      NET UNREALIZED APPRECIATION (DEPRECIATION)          $15,342,031

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                        THIS PAGE IS INTENTIONALLY LEFT BLANK --

WELLS FARGO ADVANTAGE                    STATEMENTS OF ASSETS AND LIABILITIES --
WEALTHBUILDER PORTFOLIOS                                            MAY 31, 2005
--------------------------------------------------------------------------------

                                                                                    WEALTHBUILDER                     WEALTHBUILDER
                                                                                     CONSERVATIVE    WEALTHBUILDER           GROWTH
                                                                                       ALLOCATION           EQUITY       ALLOCATION
                                                                                        PORTFOLIO        PORTFOLIO        PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS

INVESTMENTS:
  IN SECURITIES, AT MARKET VALUE .................................................   $  3,388,292     $ 59,860,713     $  6,930,122
  INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS ....................................      1,824,798       50,259,615        6,446,426
  INVESTMENTS IN AFFILIATES ......................................................      9,778,339        7,685,762        1,490,217
                                                                                     ------------     ------------     ------------
TOTAL INVESTMENTS AT MARKET VALUE (SEE COST BELOW) ...............................     14,991,429      117,806,090       14,866,765
                                                                                     ------------     ------------     ------------
  CASH ...........................................................................         16,865          330,772          158,701
  RECEIVABLE FOR FUND SHARES ISSUED ..............................................        247,035        1,151,933          449,463
  RECEIVABLE FOR INVESTMENTS SOLD ................................................              0           69,228                0
  RECEIVABLES FOR DIVIDENDS AND INTEREST .........................................         26,524                0            2,161
  RECEIVABLE FROM INVESTMENT ADVISOR AND AFFILIATES ..............................            670                0              786
                                                                                     ------------     ------------     ------------
TOTAL ASSETS .....................................................................     15,282,523      119,358,023       15,477,876
                                                                                     ------------     ------------     ------------

LIABILITIES
  PAYABLE FOR DAILY VARIATION MARGIN ON FUTURES CONTRACTS ........................              0                0                0
  PAYABLE FOR FUND SHARES REDEEMED ...............................................         50,160          632,273           11,500
  PAYABLE FOR INVESTMENTS PURCHASED ..............................................         16,865                0          158,701
  DIVIDENDS PAYABLE ..............................................................              0                0                0
  PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) ..........................              0           44,255                0
  PAYABLE TO THE TRUSTEES AND DISTRIBUTOR ........................................         10,265           98,324           10,028
  ACCRUED EXPENSES AND OTHER LIABILITIES .........................................         42,827            2,401           42,855
                                                                                     ------------     ------------     ------------
TOTAL LIABILITIES ................................................................        120,117          777,253          223,084
                                                                                     ------------     ------------     ------------
TOTAL NET ASSETS .................................................................   $ 15,162,406     $118,580,770     $ 15,254,792
                                                                                     ============     ============     ============

NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------------------
  PAID-IN CAPITAL ................................................................   $ 15,119,340     $115,685,820     $ 15,078,335
  UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) .....................................         11,899            9,388              682
  UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS ..........................        (63,727)      (5,804,312)        (198,590)
  NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS, FOREIGN CURRENCIES
    AND TRANSLATION OF ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES ..         94,894        8,689,874          374,365
  NET UNREALIZED APPRECIATION (DEPRECIATION) OF FUTURES ..........................              0                0                0
                                                                                     ------------     ------------     ------------
TOTAL NET ASSETS .................................................................   $ 15,162,406     $118,580,770     $ 15,254,792
                                                                                     ------------     ------------     ------------

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
-----------------------------------------------------------------------------------------------------------------------------------
  NET ASSETS .....................................................................   $ 15,162,406     $118,580,770     $ 15,254,792
  SHARES OUTSTANDING .............................................................      1,485,669       10,366,228        1,425,476
  NET ASSET VALUE AND OFFERING PRICE PER SHARE ...................................   $      10.21     $      11.44     $      10.70
  MAXIMUM OFFERING PRICE PER SHARE(2) ............................................   $      10.37     $      11.61     $      10.86
                                                                                     ------------     ------------     ------------
INVESTMENTS AT COST ..............................................................   $ 14,896,535     $109,116,216     $ 14,492,400
                                                                                     ============     ============     ============

(1)   EACH PORTFOLIO HAS AN UNLIMITED NUMBER OF AUTHORIZED SHARES.

(2) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/98.50 OF NET ASSET VALUE. ON INVESTMENTS OF $250,000 OR MORE, THE OFFERING PRICE IS REDUCED.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES --                    WELLS FARGO ADVANTAGE
MAY 31, 2005                                            WEALTHBUILDER PORTFOLIOS
--------------------------------------------------------------------------------

                                                                                                     WEALTHBUILDER
                                                                                    WEALTHBUILDER         MODERATE    WEALTHBUILDER
                                                                                  GROWTH BALANCED         BALANCED  TACTICAL EQUITY
                                                                                        PORTFOLIO        PORTFOLIO        PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS

INVESTMENTS:
  IN SECURITIES, AT MARKET VALUE .................................................   $153,739,179     $  6,719,574     $101,874,009
  INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS ....................................     97,841,683        4,618,541       59,913,971
  INVESTMENTS IN AFFILIATES ......................................................    102,882,024        7,950,513        2,784,510
                                                                                     ------------     ------------     ------------
TOTAL INVESTMENTS AT MARKET VALUE (SEE COST BELOW) ...............................    354,462,886       19,288,628      164,572,490
                                                                                     ------------     ------------     ------------
  CASH ...........................................................................        846,744          116,786          500,941
  RECEIVABLE FOR FUND SHARES ISSUED ..............................................      1,812,244          672,264          786,814
  RECEIVABLE FOR INVESTMENTS SOLD ................................................         31,993                0                0
  RECEIVABLES FOR DIVIDENDS AND INTEREST .........................................        351,748           25,823                0
  RECEIVABLE FROM INVESTMENT ADVISOR AND AFFILIATES ..............................              0                0                0
                                                                                     ------------     ------------     ------------
TOTAL ASSETS .....................................................................    357,505,615       20,103,501      165,860,245
                                                                                     ------------     ------------     ------------

LIABILITIES
  PAYABLE FOR DAILY VARIATION MARGIN ON FUTURES CONTRACTS ........................        846,137                0                0
  PAYABLE FOR FUND SHARES REDEEMED ...............................................        623,737           10,350          198,442
  PAYABLE FOR INVESTMENTS PURCHASED ..............................................              0          116,785          100,941
  DIVIDENDS PAYABLE ..............................................................              0                0               11
  PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) ..........................        142,147            1,005           63,778
  PAYABLE TO THE TRUSTEES AND DISTRIBUTOR ........................................        297,273           13,646          137,819
  ACCRUED EXPENSES AND OTHER LIABILITIES .........................................         13,985           42,672           34,341
                                                                                     ------------     ------------     ------------
TOTAL LIABILITIES ................................................................      1,923,279          184,458          535,332
                                                                                     ------------     ------------     ------------
TOTAL NET ASSETS .................................................................   $355,582,336     $ 19,919,043     $165,324,913
                                                                                     ============     ============     ============

NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------------------
  PAID-IN CAPITAL ................................................................   $336,203,102     $ 19,798,412     $166,659,605
  UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) .....................................        365,879           40,908           11,124
  UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS ..........................      3,943,459         (163,838)     (12,665,659)
  NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS, FOREIGN CURRENCIES
    AND TRANSLATION OF ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES ..     16,462,206          243,561       11,319,843
  NET UNREALIZED APPRECIATION (DEPRECIATION) OF FUTURES ..........................     (1,392,310)               0                0
                                                                                     ------------     ------------     ------------
TOTAL NET ASSETS .................................................................   $355,582,336     $ 19,919,043     $165,324,913
                                                                                     ------------     ------------     ------------

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
-----------------------------------------------------------------------------------------------------------------------------------
  NET ASSETS .....................................................................   $355,582,336     $ 19,919,043     $165,324,913
  SHARES OUTSTANDING .............................................................     30,246,909        1,911,237       12,710,799
  NET ASSET VALUE AND OFFERING PRICE PER SHARE ...................................   $      11.76     $      10.42     $      13.01
  MAXIMUM OFFERING PRICE PER SHARE(2) ............................................   $      11.94     $      10.58     $      13.21
                                                                                     ------------     ------------     ------------
INVESTMENTS AT COST ..............................................................   $338,000,680     $ 19,045,067     $153,252,647
                                                                                     ============     ============     ============

WELLS FARGO ADVANTAGE                                STATEMENTS OF OPERATIONS --
WEALTHBUILDER PORTFOLIOS                         FOR THE YEAR ENDED MAY 31, 2005
--------------------------------------------------------------------------------

                                                                                  WEALTHBUILDER                   WEALTHBUILDER
                                                                                   CONSERVATIVE   WEALTHBUILDER          GROWTH
                                                                                     ALLOCATION          EQUITY      ALLOCATION
                                                                                   PORTFOLIO(2)       PORTFOLIO    PORTFOLIO(2)
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  DIVIDENDS(1) .................................................................    $    24,548     $   427,820     $     6,710
  DIVIDENDS ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS ........................          7,470         734,914          24,003
  INTEREST .....................................................................              0           1,618               0
  INCOME FROM AFFILIATED SECURITIES ............................................         99,001               0           6,898
  EXPENSES ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS .........................         (3,624)       (337,784)        (11,778)
  WAIVERS ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS ..........................             41          10,283             143
                                                                                    -----------     -----------     -----------
TOTAL INVESTMENT INCOME ........................................................        127,436         836,851          25,976
                                                                                    -----------     -----------     -----------

EXPENSES
  ADVISORY FEES ................................................................          8,130         258,662           7,442
  ADMINISTRATION FEES ..........................................................         13,415         349,887          12,279
  SHAREHOLDER SERVICING FEES ...................................................         10,163         187,384           9,302
  ACCOUNTING FEES ..............................................................         13,582           5,882          13,563
  DISTRIBUTION FEES (NOTE 3) ...................................................         30,488         717,516          27,906
  AUDIT FEES ...................................................................          5,483           7,800           5,483
  LEGAL FEES ...................................................................          9,360           6,001           9,360
  REGISTRATION FEES ............................................................          4,680          16,009           4,680
  SHAREHOLDER REPORTS ..........................................................         11,366          13,921          11,366
  TRUSTEES' FEES ...............................................................          4,536           6,782           4,536
  OTHER FEES AND EXPENSES ......................................................          2,381           3,293           2,381
                                                                                    -----------     -----------     -----------
TOTAL EXPENSES .................................................................        113,584       1,573,137         108,298
                                                                                    -----------     -----------     -----------
LESS:
  WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) .................................        (52,608)        (62,415)        (52,485)
  NET EXPENSES .................................................................         60,976       1,510,722          55,813
                                                                                    -----------     -----------     -----------
NET INVESTMENT INCOME (LOSS) ...................................................         66,460        (673,871)        (29,837)
                                                                                    -----------     -----------     -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) FROM:
  NON-AFFILIATED UNDERLYING FUNDS ..............................................          4,452       3,188,800          21,579
  AFFILATED UNDERLYING FUNDS ...................................................            (47)        265,131           1,795
  FUTURES TRANSACTIONS .........................................................              0               0               0
  SECURITIES TRANSACTIONS ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS ..........        (68,053)      1,369,827        (221,656)
                                                                                    -----------     -----------     -----------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS ......................................        (63,648)      4,823,758        (198,282)
                                                                                    -----------     -----------     -----------

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
  SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ..............              0               0               0
  NON-AFFILIATED UNDERLYING FUNDS ..............................................        (18,368)      1,961,153           6,680
  AFFILIATED UNDERLYING FUNDS ..................................................         10,709        (294,746)          6,643
  FUTURES TRANSACTIONS .........................................................              0               0               0
  SECURITIES TRANSACTIONS ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS ..........        102,553       2,714,329         361,042
                                                                                    -----------     -----------     -----------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ............         94,894       4,380,736         374,365
                                                                                    ===========     ===========     ===========
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS .........................         31,246       9,204,494         176,083
                                                                                    -----------     -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ................    $    97,706     $ 8,530,623     $   146,246
                                                                                    ===========     ===========     ===========

  (1) NET OF FOREIGN WITHHOLDING TAXES OF ......................................    $        70     $     2,593     $       231
  (2) THIS PORTFOLIO COMMENCED OPERATIONS ON SEPTEMBER 30, 2004


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS --                                WELLS FARGO ADVANTAGE
FOR THE YEAR ENDED MAY 31, 2005                         WEALTHBUILDER PORTFOLIOS
--------------------------------------------------------------------------------

                                                                                  WEALTHBUILDER    WEALTHBUILDER    WEALTHBUILDER
                                                                                         GROWTH         MODERATE         TACTICAL
                                                                                       BALANCED         BALANCED           EQUITY
                                                                                      PORTFOLIO     PORTFOLIO(2)        PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  DIVIDENDS(1) ................................................................    $  3,143,454     $     41,437     $    907,965
  DIVIDENDS ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS .......................       1,376,527           19,080          571,622
  INTEREST ....................................................................          78,829                0            5,950
  INCOME FROM AFFILIATED SECURITIES ...........................................       3,169,384           75,253                0
  EXPENSES ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS ........................        (632,943)          (9,447)        (272,164)
  WAIVERS ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS .........................          19,664              105            9,405
                                                                                   ------------     ------------     ------------
TOTAL INVESTMENT INCOME .......................................................       7,154,915          126,428        1,222,778
                                                                                   ------------     ------------     ------------

EXPENSES
  ADVISORY FEES ...............................................................         753,883           10,777          320,409
  ADMINISTRATION FEES .........................................................       1,018,792           17,783          436,864
  SHAREHOLDER SERVICING FEES ..................................................         544,424           13,472          238,218
  ACCOUNTING FEES .............................................................          17,112           13,652            7,323
  DISTRIBUTION FEES (NOTE 3) ..................................................       2,088,049           40,416          900,133
  AUDIT FEES ..................................................................           7,702            5,483            7,702
  LEGAL FEES ..................................................................              99            9,360            1,000
  REGISTRATION FEES ...........................................................              99            4,680               99
  SHAREHOLDER REPORTS .........................................................          40,000           11,366           29,999
  TRUSTEES' FEES ..............................................................           6,789            4,536            6,789
  OTHER FEES AND EXPENSES .....................................................           5,816            2,381            3,552
                                                                                   ------------     ------------     ------------
TOTAL EXPENSES ................................................................       4,482,765          133,906        1,952,088
                                                                                   ------------     ------------     ------------

LESS:
  WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) ................................        (117,549)         (53,074)         (66,520)
  NET EXPENSES ................................................................       4,365,216           80,832        1,885,568
                                                                                   ------------     ------------     ------------
NET INVESTMENT INCOME (LOSS) ..................................................       2,789,699           45,596         (662,790)
                                                                                   ------------     ------------     ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
---------------------------------------------------------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) FROM:
  NON-AFFILIATED UNDERLYING FUNDS .............................................       9,634,039           16,748        8,113,130
  AFFILATED UNDERLYING FUNDS ..................................................         599,870            1,130          561,326
  FUTURES TRANSACTIONS ........................................................      (1,520,852)               0                0
  SECURITIES TRANSACTIONS ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS .........       3,181,824         (181,522)       2,174,184
                                                                                   ------------     ------------     ------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS .....................................      11,894,881         (163,644)      10,848,640
                                                                                   ------------     ------------     ------------

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
  SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION .............           2,365                0                0
  NON-AFFILIATED UNDERLYING FUNDS .............................................       6,288,873          (29,443)       1,033,394
  AFFILIATED UNDERLYING FUNDS .................................................      (5,188,480)          11,351       (1,284,155)
  FUTURES TRANSACTIONS ........................................................      (2,172,881)               0                0
  SECURITIES TRANSACTIONS ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS .........       4,894,101          261,653        2,644,984
                                                                                   ------------     ------------     ------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ...........       3,823,978          243,561        2,394,223
                                                                                   ============     ============     ============
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ........................      15,718,859           79,917       13,242,863
                                                                                   ------------     ------------     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...............    $ 18,508,558     $    125,513     $ 12,580,073
                                                                                   ============     ============     ============

  (1) NET OF FOREIGN WITHHOLDING TAXES OF .....................................    $      4,538     $        182     $        671
  (2) THIS PORTFOLIO COMMENCED OPERATIONS ON SEPTEMBER 30, 2004 THE
      ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

WELLS FARGO ADVANTAGE
WEALTHBUILDER PORTFOLIOS                     STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                   WEALTHBUILDER
                                                                                                   CONSERVATIVE
                                                                                                    ALLOCATION
                                                                                                   PORTFOLIO(1)
                                                                                                   -------------
                                                                                                        FOR THE
                                                                                                   PERIOD ENDED
                                                                                                   MAY 31, 2005
---------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  BEGINNING NET ASSETS .....................................................................       $          0

OPERATIONS:
  NET INVESTMENT INCOME (LOSS) .............................................................             66,460
  NET REALIZED GAIN (LOSS) ON INVESTMENTS ..................................................            (63,648)
  NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ......................             94,894
                                                                                                   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ............................             97,706
                                                                                                   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  NET INVESTMENT INCOME ....................................................................            (56,677)

CAPITAL SHARES TRANSACTIONS:
  PROCEEDS FROM SHARES SOLD ................................................................         15,831,165
  REINVESTMENT OF DISTRIBUTIONS ............................................................             42,696
  COST OF SHARES REDEEMED ..................................................................           (752,484)
                                                                                                   ------------
NET INCREASE (DECREASE) IN  NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS ...........         15,121,377
                                                                                                   ------------
NET INCREASE (DECREASE) IN  NET ASSETS .....................................................         15,162,406
                                                                                                   ------------
ENDING NET ASSETS ..........................................................................       $ 15,162,406
                                                                                                   ------------
SHARES ISSUED AND REDEEMED:
  SHARES SOLD ..............................................................................          1,555,637
  SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS ...........................................              4,211
  SHARES REDEEMED ..........................................................................            (74,179)
                                                                                                   ------------
NET INCREASE (DECREASE) IN  SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE TRANSACTIONS ...          1,485,669
                                                                                                   ------------
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ...............................       $     11,899
                                                                                                   ============

(1)   THIS PORTFOLIO COMMENCED OPERATIONS ON SEPTEMBER 30, 2004.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                           WELLS FARGO ADVANTAGE
STATEMENTS OF CHANGES IN NET ASSETS                     WEALTHBUILDER PORTFOLIOS
--------------------------------------------------------------------------------



                                                                                                         WEALTHBUILDER
                                                                                                        EQUITY PORTFOLIO
                                                                                                -------------------------------
                                                                                                      FOR THE           FOR THE
                                                                                                   YEAR ENDED        YEAR ENDED
                                                                                                 MAY 31, 2005      MAY 31, 2004
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  BEGINNING NET ASSETS .....................................................................    $  87,885,376     $  46,369,872

OPERATIONS:
  NET INVESTMENT INCOME (LOSS) .............................................................         (673,871)         (496,409)
  NET REALIZED GAIN (LOSS) ON INVESTMENTS ..................................................        4,823,758          (480,434)
  NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ......................        4,380,736        11,272,181
                                                                                                -------------     -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ............................        8,530,623        10,295,338
                                                                                                -------------     -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  NET INVESTMENT INCOME ....................................................................                0                 0

CAPITAL SHARES TRANSACTIONS:
  PROCEEDS FROM SHARES SOLD ................................................................       44,193,937        51,090,176
  REINVESTMENT OF DISTRIBUTIONS ............................................................                0                 0
  COST OF SHARES REDEEMED ..................................................................      (22,029,166)      (19,870,010)
                                                                                                -------------     -------------
NET INCREASE (DECREASE) IN  NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS ...........       22,164,771        31,220,166
                                                                                                -------------     -------------
NET INCREASE (DECREASE) IN  NET ASSETS .....................................................       30,695,394        41,515,504
                                                                                                -------------     -------------
ENDING NET ASSETS ..........................................................................    $ 118,580,770     $  87,885,376
                                                                                                -------------     -------------
SHARES ISSUED AND REDEEMED:
  SHARES SOLD ..............................................................................        4,033,617         4,985,443
  SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS ...........................................                0                 0
  SHARES REDEEMED ..........................................................................       (1,991,727)       (1,934,225)
                                                                                                -------------     -------------
NET INCREASE (DECREASE) IN  SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE TRANSACTIONS ...        2,041,890         3,051,218
                                                                                                -------------     -------------
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ...............................    $       9,388     $       1,655
                                                                                                =============     =============

                                                                                              WEALTHBUILDER
                                                                                                 GROWTH
                                                                                               ALLOCATION
                                                                                              PORTFOLIO(1)
                                                                                              -------------
                                                                                                    FOR THE
                                                                                               PERIOD ENDED
                                                                                               MAY 31, 2005
--------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  BEGINNING NET ASSETS .....................................................................  $           0

OPERATIONS:
  NET INVESTMENT INCOME (LOSS) .............................................................        (29,837)
  NET REALIZED GAIN (LOSS) ON INVESTMENTS ..................................................       (198,282)
  NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ......................        374,365
                                                                                              -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ............................        146,246
                                                                                              -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  NET INVESTMENT INCOME ....................................................................         (7,100)

CAPITAL SHARES TRANSACTIONS:
  PROCEEDS FROM SHARES SOLD ................................................................     15,739,375
  REINVESTMENT OF DISTRIBUTIONS ............................................................          7,035
  COST OF SHARES REDEEMED ..................................................................       (630,764)
                                                                                              -------------
NET INCREASE (DECREASE) IN  NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS ...........     15,115,646
                                                                                              -------------
NET INCREASE (DECREASE) IN  NET ASSETS .....................................................     15,254,792
                                                                                              -------------
ENDING NET ASSETS ..........................................................................  $  15,254,792
                                                                                              -------------
SHARES ISSUED AND REDEEMED:
  SHARES SOLD ..............................................................................      1,484,046
  SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS ...........................................            656
  SHARES REDEEMED ..........................................................................        (59,226)
                                                                                              -------------
NET INCREASE (DECREASE) IN  SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE TRANSACTIONS ...      1,425,476
                                                                                              -------------
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ...............................  $         682
                                                                                              =============



                                                                                                        WEALTHBUILDER
                                                                                                  GROWTH BALANCED PORTFOLIO
                                                                                               -------------------------------
                                                                                                     FOR THE           FOR THE
                                                                                                  YEAR ENDED        YEAR ENDED
                                                                                                MAY 31, 2005      MAY 31, 2004
--------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  BEGINNING NET ASSETS .....................................................................   $ 260,921,543     $ 162,229,208

OPERATIONS:
  NET INVESTMENT INCOME (LOSS) .............................................................       2,789,699         1,547,563
  NET REALIZED GAIN (LOSS) ON INVESTMENTS ..................................................      11,894,881        16,241,194
  NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ......................       3,823,978        10,123,848
                                                                                               -------------     -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ............................      18,508,558        27,912,605
                                                                                               -------------     -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  NET INVESTMENT INCOME ....................................................................      (2,713,794)       (2,377,932)

CAPITAL SHARES TRANSACTIONS:
  PROCEEDS FROM SHARES SOLD ................................................................     132,944,558       111,030,280
  REINVESTMENT OF DISTRIBUTIONS ............................................................       2,633,504         2,307,898
  COST OF SHARES REDEEMED ..................................................................     (56,712,033)      (40,180,516)
                                                                                               -------------     -------------
NET INCREASE (DECREASE) IN  NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS ...........      78,866,029        73,157,662
                                                                                               -------------     -------------
NET INCREASE (DECREASE) IN  NET ASSETS .....................................................      94,660,793        98,692,335
                                                                                               -------------     -------------
ENDING NET ASSETS ..........................................................................   $ 355,582,336     $ 260,921,543
                                                                                               -------------     -------------
SHARES ISSUED AND REDEEMED:
  SHARES SOLD ..............................................................................      11,555,417        10,176,336
  SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS ...........................................         221,665           212,709
  SHARES REDEEMED ..........................................................................      (4,927,995)       (3,744,500)
                                                                                               -------------     -------------
NET INCREASE (DECREASE) IN  SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE TRANSACTIONS ...       6,849,087         6,644,545
                                                                                               -------------     -------------
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ...............................   $     365,879     $     304,406
                                                                                               =============     =============

                                                                                               WEALTHBUILDER
                                                                                                  MODERATE
                                                                                                  BALANCED
                                                                                                PORTFOLIO(1)
                                                                                               -------------
                                                                                                     FOR THE
                                                                                                PERIOD ENDED
                                                                                                MAY 31, 2005
------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  BEGINNING NET ASSETS .....................................................................   $           0

OPERATIONS:
  NET INVESTMENT INCOME (LOSS) .............................................................          45,596
  NET REALIZED GAIN (LOSS) ON INVESTMENTS ..................................................        (163,644)
  NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ......................         243,561
                                                                                               -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ............................         125,513
                                                                                               -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  NET INVESTMENT INCOME ....................................................................          (8,776)

CAPITAL SHARES TRANSACTIONS:
  PROCEEDS FROM SHARES SOLD ................................................................      20,471,770
  REINVESTMENT OF DISTRIBUTIONS ............................................................           8,477
  COST OF SHARES REDEEMED ..................................................................        (677,941)
                                                                                               -------------
NET INCREASE (DECREASE) IN  NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS ...........      19,802,306
                                                                                               -------------
NET INCREASE (DECREASE) IN  NET ASSETS .....................................................      19,919,043
                                                                                               -------------
ENDING NET ASSETS ..........................................................................   $  19,919,043
                                                                                               -------------
SHARES ISSUED AND REDEEMED:
  SHARES SOLD ..............................................................................       1,976,023
  SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS ...........................................             812
  SHARES REDEEMED ..........................................................................         (65,598)
                                                                                               -------------
NET INCREASE (DECREASE) IN  SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE TRANSACTIONS ...       1,911,237
                                                                                               -------------
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ...............................   $      40,908
                                                                                               =============

WELLS FARGO ADVANTAGE
WEALTHBUILDER PORTFOLIOS                     STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                        WEALTHBUILDER
                                                                                                  TACTICAL EQUITY PORTFOLIO
                                                                                               -------------------------------
                                                                                                     FOR THE           FOR THE
                                                                                                  YEAR ENDED        YEAR ENDED
                                                                                                MAY 31, 2005      MAY 31, 2004
------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  BEGINNING NET ASSETS ....................................................................    $ 105,829,347     $  72,450,259

OPERATIONS:
  NET INVESTMENT INCOME (LOSS) ............................................................         (662,790)         (370,624)
  NET REALIZED GAIN (LOSS) ON INVESTMENTS .................................................       10,848,640           824,676
  NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS .....................        2,394,223        18,016,822
                                                                                               -------------     -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...........................       12,580,073        18,470,874
                                                                                               -------------     -------------
  DISTRIBUTION IN EXCESS OF NET INVESTMENT INCOME .........................................       (1,251,246)                0

CAPITAL SHARES TRANSACTIONS:
  PROCEEDS FROM SHARES SOLD ...............................................................       69,944,083        31,745,283
  REINVESTMENT OF DISTRIBUTIONS ...........................................................        1,233,853                 0
  COST OF SHARES REDEEMED .................................................................      (23,011,197)      (16,837,069)
                                                                                               -------------     -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS ...........       48,166,739        14,908,214
                                                                                               -------------     -------------
NET INCREASE (DECREASE) IN NET ASSETS .....................................................       59,495,566        33,379,088
                                                                                               -------------     -------------
ENDING NET ASSETS .........................................................................    $ 165,324,913     $ 105,829,347
                                                                                               =============     =============

SHARES ISSUED AND REDEEMED:
  SHARES SOLD .............................................................................        5,491,358         2,764,740
  SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS ..........................................           93,829                 0
  SHARES REDEEMED .........................................................................       (1,812,871)       (1,516,776)
                                                                                               -------------     -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE TRANSACTIONS ...        3,772,316         1,247,964
                                                                                               -------------     -------------
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME .....................................    $      11,124     $       2,629
                                                                                               =============     =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                        THIS PAGE IS INTENTIONALLY LEFT BLANK --

WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                             NET REALIZED                                 DISTRIBU-
                                                                                      AND      DISTRIBU-    DISTRIBU-      TIONS IN
                                                    BEGINNING          NET     UNREALIZED          TIONS        TIONS        EXCESS
                                                    NET ASSET   INVESTMENT    GAIN (LOSS)       FROM NET     FROM NET        OF NET
                                                    VALUE PER       INCOME             ON     INVESTMENT     REALIZED    INVESTMENT
                                                        SHARE       (LOSS)    INVESTMENTS         INCOME        GAINS        INCOME
-----------------------------------------------------------------------------------------------------------------------------------
WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
SEPTEMBER 30, 2004(5) TO MAY 31, 2005 ............     $10.00         0.07           0.20          (0.06)        0.00          0.00

WEALTHBUILDER EQUITY PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
JUNE 1, 2004 TO MAY 31, 2005 .....................     $10.56        (0.06)          0.94           0.00         0.00          0.00
JUNE 1, 2003 TO MAY 31, 2004 .....................     $ 8.79        (0.06)          1.83           0.00         0.00          0.00
JUNE 1, 2002 TO MAY 31, 2003 .....................     $10.12        (0.08)         (1.25)          0.00         0.00          0.00
JUNE 1, 2001 TO MAY 31, 2002 .....................     $12.03        (0.10)         (1.62)         (0.19)        0.00          0.00
JUNE 1, 2000 TO MAY 31, 2001 .....................     $14.10        (0.06)         (1.33)          0.00        (0.68)         0.00

WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
SEPTEMBER 30, 2004(5) TO MAY 31, 2005 ............     $10.00         0.00           0.73          (0.03)        0.00          0.00

WEALTHBUILDER GROWTH BALANCED PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
JUNE 1, 2004 TO MAY 31, 2005 .....................     $11.15         0.10           0.61          (0.10)        0.00          0.00
JUNE 1, 2003 TO MAY 31, 2004 .....................     $ 9.68         0.08           1.52          (0.13)        0.00          0.00
JUNE 1, 2002 TO MAY 31, 2003 .....................     $10.63         0.08          (0.95)         (0.08)        0.00          0.00
JUNE 1, 2001 TO MAY 31, 2002 .....................     $11.69         0.00          (0.83)         (0.16)       (0.07)         0.00
JUNE 1, 2000 TO MAY 31, 2001 .....................     $12.72         0.07          (0.20)         (0.11)       (0.79)         0.00

WEALTHBUILDER MODERATE BALANCED PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
SEPTEMBER 30, 2004(5) TO MAY 31, 2005 ............     $10.00         0.04           0.40          (0.02)        0.00          0.00

WEALTHBUILDER TACTICAL EQUITY PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
JUNE 1, 2004 TO MAY 31, 2005 .....................     $11.84        (0.03)          1.32           0.00         0.00         (0.12)
JUNE 1, 2003 TO MAY 31, 2004 .....................     $ 9.42        (0.04)          2.46           0.00         0.00          0.00
JUNE 1, 2002 TO MAY 31, 2003 .....................     $11.14        (0.08)         (1.64)          0.00         0.00          0.00
JUNE 1, 2001 TO MAY 31, 2002 .....................     $12.76        (0.07)         (1.52)         (0.03)        0.00          0.00
JUNE 1, 2000 TO MAY 31, 2001 .....................     $14.97        (0.10)         (1.87)          0.00        (0.24)         0.00

(1) DURING EACH PERIOD, VARIOUS FEES AND EXPENSES WERE WAIVED AND REIMBURSED AS INDICATED. THE RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS REFLECTS THE EXPENSE RATIO IN THE ABSENCE OF ANY WAIVERS AND REIMBURSEMENTS (NOTE
      3).

(2)   THESE RATIOS DO NOT INCLUDE EXPENSES FROM THE UNDERLYING FUNDS.

(3) TOTAL RETURN CALCULATIONS DO NOT INCLUDE ANY SALES CHARGES, AND WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN WAIVED OR REIMBURSED DURING THE PERIODS SHOWN. RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.

(4) TOTAL RETURN WOULD HAVE BEEN 16.26% HAD THE PAYMENTS FROM THE ADVISOR NOT BEEN INCLUDED.

(5)   COMMENCEMENT OF OPERATIONS.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS              WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS
--------------------------------------------------------------------------------

                                                     ENDING        RATIO TO AVERAGE NET ASSETS (ANNUALIZED)(1)
                                                  NET ASSET  -------------------------------------------------------
                                                  VALUE PER  NET INVESTMENT         GROSS     EXPENSES           NET
                                                      SHARE   INCOME (LOSS)   EXPENSES(2)    WAIVED(2)   EXPENSES(2)
---------------------------------------------------------------------------------------------------------------------
WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------
SEPTEMBER 30, 2004(5) TO MAY 31, 2005 .........    $  10.21           1.64%          2.79%      (1.29)%         1.50%

WEALTHBUILDER EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------
JUNE 1, 2004 TO MAY 31, 2005 ..................    $  11.44          (0.64)%         1.48%      (0.06)%         1.42%
JUNE 1, 2003 TO MAY 31, 2004 ..................    $  10.56          (0.74)%         1.24%      (0.01)%         1.23%
JUNE 1, 2002 TO MAY 31, 2003 ..................    $   8.79          (0.90)%         1.29%      (0.04)%         1.25%
JUNE 1, 2001 TO MAY 31, 2002 ..................    $  10.12          (0.83)%         1.32%      (0.07)%         1.25%
JUNE 1, 2000 TO MAY 31, 2001 ..................    $  12.03          (0.63)%         1.78%      (0.53)%         1.25%

WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------
SEPTEMBER 30, 2004(5) TO MAY 31, 2005 .........    $  10.70          (0.80)%         2.91%      (1.41)%         1.50%

WEALTHBUILDER GROWTH BALANCED PORTFOLIO
---------------------------------------------------------------------------------------------------------------------
JUNE 1, 2004 TO MAY 31, 2005 ..................    $  11.76           0.90%          1.45%      (0.04)%         1.41%
JUNE 1, 2003 TO MAY 31, 2004 ..................    $  11.15           0.75%          1.21%       0.00%          1.21%
JUNE 1, 2002 TO MAY 31, 2003 ..................    $   9.68           0.93%          1.14%       0.00%          1.14%
JUNE 1, 2001 TO MAY 31, 2002 ..................    $  10.63           1.04%          1.27%      (0.02)%         1.25%
JUNE 1, 2000 TO MAY 31, 2001 ..................    $  11.69           1.51%          1.52%      (0.27)%         1.25%

WEALTHBUILDER MODERATE BALANCED PORTFOLIO
---------------------------------------------------------------------------------------------------------------------
SEPTEMBER 30, 2004(5) TO MAY 31, 2005 .........    $  10.42           0.85%          2.48%      (0.98)%         1.50%

WEALTHBUILDER TACTICAL EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------
JUNE 1, 2004 TO MAY 31, 2005 ..................    $  13.01          (0.50)%         1.47%      (0.05)%         1.42%
JUNE 1, 2003 TO MAY 31, 2004 ..................    $  11.84          (0.42)%         1.23%      (0.01)%         1.22%
JUNE 1, 2002 TO MAY 31, 2003 ..................    $   9.42          (0.82)%         1.26%      (0.01)%         1.25%
JUNE 1, 2001 TO MAY 31, 2002 ..................    $  11.14          (0.69)%         1.30%      (0.05)%         1.25%
JUNE 1, 2000 TO MAY 31, 2001 ..................    $  12.76          (1.00)%         1.69%      (0.44)%         1.25%

                                                                 PORTFOLIO      NET ASSETS AT
                                                      TOTAL       TURNOVER      END OF PERIOD
                                                  RETURN(3)           RATE    (000'S OMITTED)
---------------------------------------------------------------------------------------------
WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------
SEPTEMBER 30, 2004(5) TO MAY 31, 2005 .........        2.71%             9%          $ 15,162

WEALTHBUILDER EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------
JUNE 1, 2004 TO MAY 31, 2005 ..................        8.33%            92%          $118,581
JUNE 1, 2003 TO MAY 31, 2004 ..................       20.14%           101%          $ 87,885
JUNE 1, 2002 TO MAY 31, 2003 ..................      (13.14)%           30%          $ 46,370
JUNE 1, 2001 TO MAY 31, 2002 ..................      (14.36)%           30%          $ 54,218
JUNE 1, 2000 TO MAY 31, 2001 ..................      (10.38)%           14%          $ 43,550

WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------
SEPTEMBER 30, 2004(5) TO MAY 31, 2005 .........        7.25%            28%          $ 15,255

WEALTHBUILDER GROWTH BALANCED PORTFOLIO
---------------------------------------------------------------------------------------------
JUNE 1, 2004 TO MAY 31, 2005 ..................        6.37%            98%          $355,582
JUNE 1, 2003 TO MAY 31, 2004 ..................       16.52%(4)         96%          $260,922
JUNE 1, 2002 TO MAY 31, 2003 ..................       (8.10)%           48%          $162,229
JUNE 1, 2001 TO MAY 31, 2002 ..................       (7.09)%           28%          $159,693
JUNE 1, 2000 TO MAY 31, 2001 ..................       (1.28)%           29%          $ 78,469

WEALTHBUILDER MODERATE BALANCED PORTFOLIO
---------------------------------------------------------------------------------------------
SEPTEMBER 30, 2004(5) TO MAY 31, 2005 .........        4.41%            16%          $ 19,919

WEALTHBUILDER TACTICAL EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------
JUNE 1, 2004 TO MAY 31, 2005 ..................       10.89%           110%          $165,325
JUNE 1, 2003 TO MAY 31, 2004 ..................       25.69%           121%          $105,829
JUNE 1, 2002 TO MAY 31, 2003 ..................      (15.44)%            7%          $ 72,450
JUNE 1, 2001 TO MAY 31, 2002 ..................      (12.46)%           73%          $100,476
JUNE 1, 2000 TO MAY 31, 2001 ..................      (13.35)%           49%          $ 81,403

WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS     NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. ORGANIZATION
--------------------------------------------------------------------------------

      Wells Fargo Funds Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Trust commenced operations on November 8, 1999, and at May 31, 2005 was comprised of 108 separate series (each, a "Fund", collectively, the "Funds"). These financial statements present the WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio (formerly named WealthBuilder Growth & Income Portfolio), WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, and WealthBuilder Tactical Equity Portfolio (formerly named WealthBuilder Growth Portfolio). Each Fund is a diversified series of the Trust.

      The Funds each seek to achieve their investment objectives by allocating their assets across asset classes of stocks, bonds and money market instruments by investing in a number of affiliated and non-affiliated funds ("Underlying Funds"). The Underlying Funds incur separate expenses in seeking to achieve their investment objectives. The financial statements and financial highlights for the Underlying Funds are presented in separate financial statements and may be obtained from Wells Fargo Investor Services or from the servicing agent of the non-affiliated funds.

2. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

      The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Trust, are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies.

      The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

SECURITY VALUATION

      Each Fund determines its net asset value as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern
Time) on each Fund business day. Investments in the Underlying Funds are valued at the closing net asset value per share of each Underlying Fund on the valuation date. The Funds' investments in the Underlying Funds structured as partnerships (the "Master Portfolios") are valued daily based upon each Fund's proportionate share of each Master Portfolio's net assets, which are also valued daily.

      Certain fixed income securities with maturities exceeding 60 days are valued by using a pricing service approved by the Trust's Board of Trustees. The service uses market prices as quoted by an independent pricing service or by dealers in these securities when, in the service's judgment, these prices are readily available and are representative of the securities' market values. For some securities, such prices are not readily available. These securities will generally be fair valued using methods which may include consideration of yields or prices of securities of comparable quality, coupon rate, maturity and type of issue, indications as to values from dealers in securities, trading characteristics, and general market conditions.

      Debt securities maturing in 60 days or less generally are valued at amortized cost. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

      Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily.

      Each Fund records its pro rata share of the Master Portfolio's net investment income, and realized and unrealized gain and loss daily.

      Dividend income and realized gain distributions are recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

      Realized gain and loss distributions from underlying funds are treated as realized gains and losses.

DISTRIBUTIONS TO SHAREHOLDERS

      Net investment income, if any, is declared and distributed to shareholders annually. Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually.

      For federal income tax purposes, a Fund may designate as capital gains dividends the earnings and profits distributed to shareholders on the redemption of fund shares during the year.

      Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from GAAP. The timing and character of distributions made during the period from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications.

NOTES TO FINANCIAL STATEMENTS     WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS
--------------------------------------------------------------------------------

      At May 31, 2005, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and
Liabilities:

                                                                        Undistributed        Undistributed
                                                                        Net Investment       Net Realized
Portfolio                                                                  Income              Gain/Loss        Paid-in Capital
-------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE WEALTHBUILDER CONSERVATIVE
ALLOCATION PORTFOLIO                                                     $     2,116           $    (79)          $    (2,037)
-------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE WEALTHBUILDER EQUITY PORTFOLIO                         681,604              7,592              (689,196)
-------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO               37,619               (308)              (37,311)
-------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH BALANCED PORTFOLIO                (14,432)            14,432                     0
-------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE WEALTHBUILDER MODERATE
BALANCED PORTFOLIO                                                             4,088               (194)               (3,894)
-------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE WEALTHBUILDER TACTICAL EQUITY PORTFOLIO              1,922,531             11,669            (1,934,200)

FEDERAL INCOME TAXES

      Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund of the Trust to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under subchapter M of the Internal Revenue Code (the "Code"), and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required at May 31, 2005.

      At May 31, 2005, estimated net capital loss carryforwards, which are available to offset future net realized capital gains, were:

                                                                                            Capital Loss
Portfolio                                                                  Year Expires     Carryforwards
---------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO          2013          $      249
---------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE WEALTHBUILDER EQUITY PORTFOLIO                           2011           1,739,885
                                                                               2012           4,161,317
---------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO                2013                 552
---------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE WEALTHBUILDER MODERATE BALANCED PORTFOLIO                2013               1,085
---------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE WEALTHBUILDER TACTICAL EQUITY PORTFOLIO                  2010           7,019,960
                                                                               2011           4,153,365
                                                                               2012           5,503,398
---------------------------------------------------------------------------------------------------------

      At May 31, 2005, current year deferred post-October capital losses, which will be treated as realized for tax purposes on the first day of the succeeding year, were:

                                                                         Deferred Post-October
Portfolio                                                                    Capital Loss
----------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO          $ 59,369
----------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO                 184,675
----------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE WEALTHBUILDER MODERATE BALANCED PORTFOLIO                 152,899
----------------------------------------------------------------------------------------------

FUTURES CONTRACTS

      The Funds may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission (the "SEC") for long futures positions, the Fund is required to segregate highly liquid securities as permitted by the SEC in connection with futures transactions in an

WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS     NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

amount generally equal to the entire value of the underlying contracts. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities. At May 31, 2005, the following Fund(s) held futures contracts:

                                                                                             Notional      Net Unrealized
                                                                                             Contract       Appreciation
Portfolio                                Contracts         Type       Expiration Date         Amount       (Depreciation)
-------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE WEALTHBUILDER
GROWTH BALANCED PORTFOLIO                   5 Long        S&P 500           June 2005      $ 1,439,554      $    50,821
-------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE WEALTHBUILDER
GROWTH BALANCED PORTFOLIO                 166 Long        S&P 500           June 2005       50,692,250       (1,211,800)
-------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE WEALTHBUILDER
GROWTH BALANCED PORTFOLIO                   6 Long        S&P 500           June 2005        1,771,500           16,950
-------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE WEALTHBUILDER
GROWTH BALANCED PORTFOLIO                454 Short      US T-Bond      September 2005       53,068,344         (248,281)

3. EXPENSES
--------------------------------------------------------------------------------

ADVISORY FEES

      The Trust has entered into an advisory contract with Wells Fargo Funds Management, LLC ("Funds Management"). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management.

      Pursuant to the contract, Funds Management is entitled to receive an advisory fee for its services as adviser. Funds Management may retain the services of certain investment sub-advisers to provide daily portfolio management. The fees related to sub-advisory services are borne directly by the adviser and do not increase the overall fees paid by a Fund to the adviser. Funds Management and the investment sub-adviser(s) are entitled to be paid a monthly fee at the following annual rates:

                                                                   Advisory Fee*                     Sub-Advisory Fee
                                           Average Daily           (% of Average                      (% of Average
Fund                                         Net Assets          Daily Net Assets)    Sub-Adviser   Daily Net Assets)
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE                        $0 - $999 million         0.200         Wells Capital         0.05
WEALTHBUILDER CONSERVATIVE          $1 billion - $4.99 billion         0.175            Management         0.05
ALLOCATION PORTFOLIO                           > $4.99 billion         0.150                               0.05
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE                        $0 - $999 million         0.200         Wells Capital         0.05
WEALTHBUILDER EQUITY PORTFOLIO      $1 billion - $4.99 billion         0.175            Management         0.05
                                               > $4.99 billion         0.150                               0.05
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE                        $0 - $999 million         0.200         Wells Capital         0.05
WEALTHBUILDER GROWTH                $1 billion - $4.99 billion         0.175            Management         0.05
ALLOCATION PORTFOLIO                           > $4.99 billion         0.150                               0.05
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE                        $0 - $999 million         0.200         Wells Capital         0.05
WEALTHBUILDER GROWTH                $1 billion - $4.99 billion         0.175            Management         0.05
BALANCED PORTFOLIO                             > $4.99 billion         0.150                               0.05
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE                        $0 - $999 million         0.200         Wells Capital         0.05
WEALTHBUILDER MODERATE              $1 billion - $4.99 billion         0.175            Management         0.05
BALANCED PORTFOLIO                             > $4.99 billion         0.150                               0.05
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE                        $0 - $999 million         0.200         Wells Capital         0.05
WEALTHBUILDER TACTICAL              $1 billion - $4.99 billion         0.175            Management         0.05
EQUITY PORTFOLIO                               > $4.99 billion         0.150                               0.05

NOTES TO FINANCIAL STATEMENTS     WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS
--------------------------------------------------------------------------------

      * Effective October 1, 2004. For the period August 2, 2004 to September 30, 2004, Funds Management was entitled to receive a monthly advisory fee at the following annual rates:

                                                                                                          Advisory Fee**
                                                                                Average Daily             (% of Average
Fund                                                                              Net Assets             Daily Net Assets)
--------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE WEALTHBUILDER EQUITY PORTFOLIO                              $0 - $999 million            0.350
                                                                         $1 billion - $4.99 billion            0.325
                                                                                    > $4.99 billion            0.300
--------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH BALANCED PORTFOLIO                     $0 - $999 million            0.350
                                                                         $1 billion - $4.99 billion            0.325
                                                                                    > $4.99 billion            0.300
--------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE WEALTHBUILDER TACTICAL EQUITY PORTFOLIO                     $0 - $999 million            0.350
                                                                         $1 billion - $4.99 billion            0.325
                                                                                    > $4.99 billion            0.300
--------------------------------------------------------------------------------------------------------------------------

      ** Prior to August 2, 2004, Funds Management was entitled to receive a monthly advisory fee at the annual rate of 0.35% of average daily net assets from the WealthBuilder Equity Portfolio, WealthBuilder Growth Balanced Portfolio and the WealthBuilder Tactical Equity Portfolio.

      Funds Management also acts as adviser to, and is entitled to receive a fee from, each Master Portfolio or affiliated Underlying Fund.

ADMINISTRATION AND TRANSFER AGENT FEES

      The Trust has entered into an Administration Agreement with Funds Management. Under this Agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive the following annual fees:

                                           Average Daily         % Of Average
                                            Net Assets       Daily Net Assets***
--------------------------------------------------------------------------------
ALL WEALTHBUILDER PORTFOLIOS            $0 - $4.99 billion           0.33
                                        $5 - $9.99 billion           0.32
                                           > $9.99 billion           0.31
--------------------------------------------------------------------------------

      *** Effective August 2, 2004. Prior to August 2, 2004, Funds Management was entitled to receive an annual fee of 0.33% of average daily net assets from the WealthBuilder Equity Portfolio, WealthBuilder Tactical Equity Portfolio, and WealthBuilder Growth Balanced Portfolio.

CUSTODY FEES

      The Trust has entered into a contract with Wells Fargo Bank, N.A. ("WFB"), whereby WFB is responsible for providing custody services.

      WFB does not receive a custodial fee for any Fund that invests its assets solely in one or more Master Portfolios or other investment companies.

DISTRIBUTION FEES

      The Trust has adopted a Distribution Plan ("Plan") for the Fund(s), pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged and paid to Wells Fargo Funds Distributor, LLC at an annual rate of up to 0.75% of average daily net assets.

      For the year ended May 31, 2005, distribution fees paid are disclosed on the Statement of Operations.

OTHER FEES

      PFPC, Inc. ("PFPC") serves as fund accountant for the Trust and is entitled to receive an annual asset based fee, and an annual fixed fee from each Fund. PFPC is also entitled to be reimbursed for all out-of-pocket expenses reasonably incurred in providing these services.

SHAREHOLDER SERVICING FEES

      The Trust has entered into contracts with one or more shareholder servicing agents, whereby, each Fund is charged an annual fee of 0.25% of the average daily net assets of the Fund. For the WealthBuilder Portfolios, this contract began on October 1, 2004. For the year ended May 31, 2005, shareholder servicing fees paid by the fund are disclosed on the Statement of Operations.

WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS     NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

WAIVED FEES AND REIMBURSED EXPENSES

      All amounts shown as waived fees or reimbursed expenses on the Statement of Operations, for the year ended May 31, 2005, were waived by Funds Management, first from advisory fees, and then any remaining amount consecutively from administration, custody, and shareholder servicing fees collected, if any. The Fund's Adviser has committed to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund(s). Net operating expense ratios during the period were as follows:

                                                                   Net Operating
                                                                   Expense Ratio
--------------------------------------------------------------------------------
ALL WEALTHBUILDER PORTFOLIOS                                           1.50%*
--------------------------------------------------------------------------------

*     THIS RATIO DOES NOT INCLUDE THE EXPENSES OF THE UNDERLYING FUNDS.

4. INVESTMENT PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

      Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) for the year ended May 31, 2005, were as follows:

Fund                                                                      Purchases at Cost   Sales Proceeds
------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO**      $ 13,851,333      $    529,544
------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE WEALTHBUILDER EQUITY PORTFOLIO**                        117,778,575        97,286,628
------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO**              10,438,148         1,585,373
------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH BALANCED PORTFOLIO**               370,775,924       299,138,061
------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE WEALTHBUILDER MODERATE BALANCED PORTFOLIO**              16,347,096         1,297,872
------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE WEALTHBUILDER TACTICAL EQUITY PORTFOLIO**               174,117,794       144,839,556

      ** These Funds seek to achieve their investment objective by investing some or all of their investable assets in one or more Master Portfolios. Purchases and sales related to these investments have been calculated by aggregating the results of multiplying such Fund's ownership percentage of the respective Master Portfolio by the corresponding Master Portfolio's purchases and sales.

      Purchases and sales of the non-affiliated funds in which the Funds invest are actual aggregate purchases and sales of those funds.

5. BANK BORROWINGS
--------------------------------------------------------------------------------

      Wells Fargo Funds Trust and Wells Fargo Variable Trust (excluding the money market funds) share in a revolving Credit Agreement with The Bank of New York, whereby the Funds are permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. The agreement permits borrowings of up to $150 million, collectively. Interest is charged to each Fund based on its borrowing at a rate equal to the Federal Funds Rate plus 0.40%. In addition, the Funds pay a quarterly commitment fee equal to 0.1% per annum of the credit line. For the year ended May 31, 2005, there were no borrowings under the agreement.

6. DISTRIBUTION TO SHAREHOLDERS
--------------------------------------------------------------------------------

      The tax character of distributions paid during the years ended May 31, 2005 and May 31, 2004 was as follows:

                                           Ordinary Income                   Total
Fund                                      2005          2004          2005          2004
-------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE WEALTHBUILDER
CONSERVATIVE ALLOCATION PORTFOLIO      $   56,677    $        0    $   56,677    $        0
-------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE WEALTHBUILDER
GROWTH ALLOCATION PORTFOLIO                 7,100             0         7,100             0
-------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE WEALTHBUILDER
GROWTH BALANCED PORTFOLIO               2,713,794     2,377,932     2,713,794     2,377,932
-------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE WEALTHBUILDER
MODERATE BALANCED PORTFOLIO                 8,776             0         8,776             0
-------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE WEALTHBUILDER
TACTICAL EQUITY PORTFOLIO               1,251,246             0     1,251,246             0
-------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS     WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS
--------------------------------------------------------------------------------

      As of May 31, 2005, the components of distributable earnings on a tax basis are shown in the table below. The difference between book basis and tax basis appreciation is attributable to tax deferral of losses on wash sales and different book and tax treatment of the exchange in share class of investments in mutual funds.

                                        Undistributed   Undistributed       Unrealized
                                           Ordinary       Long-Term        Appreciation       Capital Loss
Portfolio                                   Income           Gain         (Depreciation)      Carryforward*            Total
-------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE WEALTHBUILDER
CONSERVATIVE ALLOCATION PORTFOLIO          $ 11,733        $      0        $    90,951        $    (59,618)        $     43,066
-------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE WEALTHBUILDER
EQUITY PORTFOLIO                                  0               0          8,796,152          (5,901,202)           2,894,950
-------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE WEALTHBUILDER
GROWTH ALLOCATION PORTFOLIO                       0               0            361,684            (185,227)             176,457
-------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE WEALTHBUILDER
GROWTH BALANCED PORTFOLIO                   347,398         865,132         18,166,598                   0           19,379,128
-------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE WEALTHBUILDER
MODERATE BALANCED PORTFOLIO                  40,389               0            234,226            (153,984)             120,631
-------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE WEALTHBUILDER
TACTICAL EQUITY PORTFOLIO                         0               0         15,342,031         (16,676,723)          (1,334,692)

      * This amount includes the post-October loss, which will reverse on the first day of the following fiscal year.

7. MISCELLANEOUS
--------------------------------------------------------------------------------

      During the fiscal year ended May 31, 2005, the WealthBuilder Tactical Equity Portfolio, the WealthBuilder Growth Balanced Portfolio, and the WealthBuilder Equity Portfolio exchanged their portfolio investments in Class A shares of proprietary and non-proprietary mutual funds for Institutional Class shares of the same funds in order to lower the underlying fund expense ratio for each Portfolio. For financial reporting purposes, this transaction was treated as a recognized sale and the gain realized for each Portfolio as a result of the exchanges was as follows:

Portfolio
--------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE WEALTHBUILDER EQUITY PORTFOLIO                  $1,508,883
--------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH BALANCED PORTFOLIO          6,867,830
--------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE WEALTHBUILDER TACTICAL EQUITY PORTFOLIO          5,722,614
--------------------------------------------------------------------------------

      For tax purposes, the exchanges are treated as nontaxable exchanges under
Section 1036(a) of the Code. As a result, the amounts listed above are not recognized for tax purposes until the new Institutional Class shares acquired in the exchanges are subsequently sold. Accordingly, the tax cost basis of Institutional Class shares received in the exchanges which are still held as of May 31, 2005, are lower than the financial statement cost basis (to the extent of the remaining deferred tax gain on such shares). As of May 31, 2005, the deferred gain for income tax purposes was as follows:

Portfolio
--------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE WEALTHBUILDER EQUITY PORTFOLIO                  $5,697,380
--------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH BALANCED PORTFOLIO          4,283,097
--------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE WEALTHBUILDER TACTICAL EQUITY PORTFOLIO          1,064,900
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE                           REPORT OF INDEPENDENT REGISTERED
WEALTHBUILDER PORTFOLIOS                                  PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

      We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Wealthbuilder Conservative Allocation Portfolio, Wealthbuilder Equity Portfolio, Wealthbuilder Growth Allocation Portfolio, Wealthbuilder Growth Balanced Portfolio, Wealthbuilder Moderate Balanced Portfolio and the Wealthbuilder Tactical Equity Portfolio, six of the portfolios constituting the Wells Fargo Funds Trust (collectively the "Funds"), as of May 31, 2005, and the related statements of operations, statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2005, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds of Wells Fargo Funds Trust as of May 31, 2005, the results of their operations, changes in their net assets and their financial highlights for the periods presented, in conformity with U.S. generally accepted accounting principles.


                                        /s/ KPMG LLP

    Philadelphia, Pennsylvania
    July 22, 2005

OTHER INFORMATION (UNAUDITED)     WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS
--------------------------------------------------------------------------------

TAX INFORMATION

      Pursuant to Section 854(b)(2) of Internal Revenue Code, the WealthBuilder Conservative Allocation Portfolio, the WealthBuilder Growth Balanced Portfolio and the WealthBuilder Moderate Balanced Portfolio designate 9.41%, 40.13% and 33.46%, respectively, of the ordinary income dividends distributed during the year as qualifying for the corporate dividend-received deduction.

      The following funds designate the income dividend distributed between June 1, 2004 and May 31, 2005, as qualified dividend income (QDI) as defined in section 1(h)(11) of the Internal Revenue Code, as follows:

                                                                           % of Qualifying
Portfolio                                                               Dividend Income (QDI)
---------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO            9.70%
---------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH BALANCED PORTFOLIO                   41.56%
---------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE WEALTHBUILDER MODERATE BALANCED PORTFOLIO                 34.51%
---------------------------------------------------------------------------------------------

PROXY VOTING INFORMATION

      A description of the policies and procedures that the Fund(s) uses to determine how to vote proxies relating to portfolio securities and information regarding the results of such voting during the most recent 12-month period ended June 30, is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS, or visiting the SEC Web site at WWW.SEC.GOV.

PORTFOLIO HOLDINGS INFORMATION

      The Fund(s) files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at WWW.SEC.GOV. In addition, the Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BOARD OF TRUSTEES

      The following table provides basic information about the Board of Trustees (the "Trustees") of the Wells Fargo Funds Trust (the "Trust"). This table supplements, and should be read in conjunction with, the Prospectus and the Statement of Additional Information* of each Fund. Each of the Trustees listed below acts in identical capacities for each of the 138 funds comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex"). All of the non-interested Trustees are also members of the Audit and Governance Committees of each Trust in the Fund Complex. The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

INTERESTED TRUSTEE **

-------------------------------------------------------------------------------------------------------------------
                          POSITION HELD AND             PRINCIPAL OCCUPATIONS DURING
NAME AND AGE              LENGTH OF SERVICE ***         PAST FIVE YEARS                         OTHER DIRECTORSHIPS
-------------------------------------------------------------------------------------------------------------------
J. Tucker Morse           Trustee                       Private Investor/Real Estate            None
60                        since 1987                    Developer; Chairman of White
                                                        Point Capital, LLC.
-------------------------------------------------------------------------------------------------------------------

NON-INTERESTED TRUSTEES
-------------------------------------------------------------------------------------------------------------------
                          POSITION HELD AND             PRINCIPAL OCCUPATIONS DURING
NAME AND AGE              LENGTH OF SERVICE ***         PAST FIVE YEARS                         OTHER DIRECTORSHIPS
-------------------------------------------------------------------------------------------------------------------
Thomas S. Goho            Trustee,                      Associate Professor of Finance,         None
62                        since 1987                    Wake Forest University,
                                                        Calloway School of Business
                                                        and Accountancy.
-------------------------------------------------------------------------------------------------------------------
Peter G. Gordon           Trustee,                      Chairman, CEO, and Co-                  None
62                        since 1998                    Founder of Crystal Geyser
                          (Chairman, since 2005)        Water Company and President
                                                        of Crystal Geyser Roxane Water
                                                        Company.
-------------------------------------------------------------------------------------------------------------------
Richard M. Leach          Trustee                       Retired. Prior thereto, President       None
71                        since 1987                    of Richard M. Leach Associates
                                                        (a financial consulting firm).

WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS     OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

NON-INTERESTED TRUSTEES

-------------------------------------------------------------------------------------------------------------------
                          POSITION HELD AND             PRINCIPAL OCCUPATIONS DURING
NAME AND AGE              LENGTH OF SERVICE ***         PAST FIVE YEARS                         OTHER DIRECTORSHIPS
-------------------------------------------------------------------------------------------------------------------
Timothy J. Penny          Trustee                       Senior Counselor to the public          None
53                        since 1996                    relations firm of Himle-Horner
                                                        and Senior Fellow at the
                                                        Humphrey Institute,
                                                        Minneapolis, Minnesota (a pub-
                                                        lic policy organization).
-------------------------------------------------------------------------------------------------------------------
Donald C. Willeke         Trustee                       Principal in the law firm of            None
64                        since 1996                    Willeke & Daniels.
-------------------------------------------------------------------------------------------------------------------

OFFICERS
-------------------------------------------------------------------------------------------------------------------
                          POSITION HELD AND             PRINCIPAL OCCUPATIONS DURING
NAME AND AGE              LENGTH OF SERVICE             PAST FIVE YEARS                         OTHER DIRECTORSHIPS
-------------------------------------------------------------------------------------------------------------------
Karla M. Rabusch          President, since              Executive Vice President of             None
46                        2003                          Wells Fargo Bank, N.A.
                                                        President of Wells Fargo Funds
                                                        Management, LLC. Senior Vice
                                                        President and Chief
                                                        Administrative Officer of Wells
                                                        Fargo Funds Management, LLC
                                                        from 2001 to 2003. Vice
                                                        President of Wells Fargo Bank,
                                                        N.A. from 1997 to 2000.
-------------------------------------------------------------------------------------------------------------------
Stacie D. DeAngelo        Treasurer, since 2003         Senior Vice President of Wells          None
36                                                      Fargo Bank, N.A. Senior Vice
                                                        President of Operations for Wells
                                                        Fargo Funds Management, LLC.
                                                        Prior thereto, Operations
                                                        Manager at Scudder Weisel
                                                        Capital, LLC from 2000 to 2001,
                                                        and Director of Shareholder
                                                        Services at BISYS Fund Services
                                                        from 1999 to 2000.

-------------------------------------------------------------------------------------------------------------------
C. David Messman          Secretary, since 2000         Vice President and Managing             None
45                                                      Senior Counsel of Wells Fargo
                                                        Bank, N.A. Senior Vice
                                                        President and Secretary of Wells
                                                        Fargo Funds Management, LLC.
                                                        Vice President and Senior
                                                        Counsel of Wells Fargo Bank,
                                                        N.A. from 1996 to 2003.
-------------------------------------------------------------------------------------------------------------------

  * The Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request, by calling 1-800-222-8222.

 ** As of May 31, 2005, one of the six Trustees is considered an "interested person" of the Trusts as defined in the Investment Company Act of 1940. The interested Trustee, J. Tucker Morse, is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, which is not itself affiliated with Wells Fargo Funds Management, LLC. Robert C. Brown was an interested Trustee prior to his retirement on April 5, 2005.

*** Length of service dates reflects a Trustee's commencement of service with the Trust's predecessor entities.

OTHER INFORMATION (UNAUDITED)     WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS
--------------------------------------------------------------------------------

BOARD CONSIDERATION OF AND CONTINUATION OF INVESTMENT ADVISORY AND SUB-ADVISORY
AGREEMENTS:

WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO, WEALTHBUILDER EQUITY PORTFOLIO

WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO, WEALTHBUILDER GROWTH BALANCED
PORTFOLIO

WEALTHBUILDER MODERATE BALANCED PORTFOLIO AND WEALTHBUILDER TACTICAL
EQUITY PORTFOLIO
--------------------------------------------------------------------------------

      Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Board of Trustees (the "Board") of Wells Fargo Funds Trust (the "Trust"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees"), will annually review and consider the continuation of the investment advisory and sub-advisory agreements. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC ("Funds Management") for the WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio and WealthBuilder Tactical Equity Portfolio (the "Funds"); and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated ("Wells Capital Management") for the Funds. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with Wells Capital Management are collectively referred to as the "Advisory Agreements."

      More specifically, at a meeting held on April 4, 2005, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of Funds Management and Wells Capital Management and the continuation of the Advisory Agreements.

NATURE, EXTENT AND QUALITY OF SERVICES
--------------------------------------------------------------------------------

      The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Funds by Funds Management and Wells Capital Management under the Advisory Agreements. Responses of Funds Management and Wells Capital Management to a detailed set of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees were provided to the Board. The Board reviewed and considered the data and information, which included, among other things, information about the background and experience of the senior management and the expertise of the investment personnel of Funds Management and Wells Capital Management.

      The Board considered the ability of Funds Management and Wells Capital Management, based on their respective resources, reputations and other attributes, to attract and retain highly qualified investment professionals, including research, advisory, and supervisory personnel. In this connection, the Board considered information regarding each of Funds Management's and Wells Capital Management's compensation for its personnel involved in the management of the Funds. In addition, the Board considered the effects of certain personnel changes in light of the acquisition of certain of the asset management arrangements of Strong Capital Management, Inc. by Wells Fargo & Company.

      The Board further considered the compliance programs and compliance records of Funds Management and Wells Capital Management. In addition, the Board took into account the administrative services provided to the Funds by Funds Management and its affiliates. In considering these matters, the Board considered not only the specific information presented in connection with the meeting, but also the knowledge gained over the course of interacting with Funds Management, including with respect to Funds Management's oversight of service providers, such as the investment sub-adviser.

      Based on the above factors, together with those referenced below, the Board concluded that it was generally satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by Funds Management and Wells Capital Management.

FUND PERFORMANCE AND EXPENSES
--------------------------------------------------------------------------------

      The Board considered the performance results for each of the Funds over various time periods. The Board also considered these results in comparison to the median performance results of the group of funds that was determined to be the most similar to a given Fund (the "Peer Group") and to the median performance of a broader universe of relevant funds (the "Universe"), as well as to each Fund's benchmark index. Lipper Inc. ("Lipper"), an independent provider of investment company data, determined the Peer Group and Universe for each Fund. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe. The Board noted that the performance of each Fund was better than, or not appreciably below, the median performance of its Peer Group for most time periods.

      The Board received and considered information regarding each Fund's net operating expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management

WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS     OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also considered comparisons of these fees to the expense information for each Fund's Peer Group and Universe, which comparative data was provided by Lipper. The Board noted that the net operating expense ratios of the Funds were equal to, or not appreciably higher than, the Funds' Peer Group's median net operating expense ratios.

      Management also discussed the Lipper data and rankings, and other relevant information, for the Funds. Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense results supported the re-approval of the Advisory Agreements for the Funds.

INVESTMENT ADVISORY AND SUB-ADVISORY FEE RATES
--------------------------------------------------------------------------------

      The Board reviewed and considered the contractual investment advisory fee rates both on a stand-alone basis and on a combined basis with the Funds' administration fee rates (the "Advisory Agreement Rates") payable by the Funds to Funds Management for investment advisory services. The Board also reviewed and considered the contractual investment sub-advisory fee rates (the "Sub-Advisory Agreement Rates") payable by Funds Management to Wells Capital Management for investment sub-advisory services. In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the "Net Advisory Rates").

      The Board received and considered information comparing the Advisory Agreement Rates and Net Advisory Rates with those of the other funds in the Peer Group. The Board noted that the Advisory Agreement Rates and the Net Advisory Rates for the Funds were lower than, or not appreciably higher than, the median rates of each Fund's respective Peer Group. In addition, the Board concluded that the combined investment advisory/administration fee rates for the Funds (before and after waivers/caps and/or expense reimbursements) were each reasonable in relation to each Fund's respective Peer Group, and reasonable in relation to the services provided.

      The Board also reviewed and considered the Sub-Advisory Agreement Rates and concluded that the Sub-Advisory Agreement Rates were fair and equitable, based on its consideration of the factors described above.

PROFITABILITY
--------------------------------------------------------------------------------

      The Board received and considered a detailed profitability analysis of Funds Management based on the Advisory Agreement Rates and the Net Advisory Rates, as well as on other relationships between the Funds and Funds Management and its affiliates. The Board concluded that, in light of the costs of providing investment management and other services to the Funds, the profits and other ancillary benefits that Funds Management and its affiliates received with regard to providing these services to the Funds were not unreasonable. The Board did not consider a separate profitability analysis of Wells Capital Management, as its separate profitability from its relationships with the Funds was not a material factor in determining whether to renew the agreements.

ECONOMIES OF SCALE
--------------------------------------------------------------------------------

      The Board received and considered general information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund. The Board concluded that any actual or potential economies of scale are, or will be, shared reasonably with Fund shareholders, including most particularly through Advisory Agreement Rate breakpoints, which are applicable to the Funds.

INFORMATION ABOUT SERVICES TO OTHER CLIENTS
--------------------------------------------------------------------------------

      The Board also received and considered information about the nature, extent and quality of services and fee rates offered by Funds Management to other similarly situated series within the Trust, and those offered by Wells Capital Management to other clients, including other registered investment companies and separate accounts. The Board concluded that the Advisory Agreement Rates, the Sub-Advisory Agreement Rates and the Net Advisory Rates were within a reasonable range of the fee rates offered to others by Funds Management and Wells Capital Management, giving effect to differences in services covered by such fee rates.

OTHER INFORMATION (UNAUDITED)     WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS
--------------------------------------------------------------------------------

OTHER BENEFITS TO FUNDS MANAGEMENT AND WELLS CAPITAL MANAGEMENT

      The Board received and considered information regarding potential "fall-out" or ancillary benefits received by Funds Management and its affiliates and Wells Capital Management as a result of their relationship with the Funds. Such benefits could include, among others, benefits directly attributable to the relationship of Funds Management and Wells Capital Management with the Funds (such as soft-dollar credits) and benefits potentially derived from an increase in the business of Funds Management and Wells Capital Management as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates or Wells Capital Management and its affiliates).

      The Board also considered the effectiveness of policies of the Funds in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, potential benefits that may be realized by using an affiliated broker, and the controls applicable to brokerage allocation procedures. The Board also took note of the policies of Wells Capital Management regarding the allocation of portfolio investment opportunities among the Funds and other clients.

OTHER FACTORS AND BROADER REVIEW
--------------------------------------------------------------------------------

      The Board also considered the markets for distribution of the Funds, including the principal channels through which the Funds' shares are offered and sold. The Board noted that the Funds are now part of one of the few fund families that have both direct-to-fund and intermediary distribution.

      As discussed above, the Board reviewed detailed materials received from Funds Management and Wells Capital Management annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also regularly reviews and assesses the quality of the services that the Funds receive throughout the year. In this regard, the Board reviews reports of Funds Management and Wells Capital Management at least quarterly, which include, among other things, a detailed portfolio review, and detailed fund performance reports. In addition, the Board meets with the portfolio managers of the Funds at various times throughout the year.

      After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for each of the Funds was in the best interest of the Funds and their shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements.

WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS             LIST OF ABBREVIATIONS
--------------------------------------------------------------------------------

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG       -- Association of Bay Area Governments
ADR        -- American Depositary Receipts
AMBAC      -- American Municipal Bond Assurance Corporation
AMT        -- Alternative Minimum Tax
ARM        -- Adjustable Rate Mortgages
BART       -- Bay Area Rapid Transit
CDA        -- Community Development Authority
CDSC       -- Contingent Deferred Sales Charge
CGIC       -- Capital Guaranty Insurance Company
CGY        -- Capital Guaranty Corporation
CMT        -- Constant Maturity Treasury
COFI       -- Cost of Funds Index
Connie Lee -- Connie Lee Insurance Company
COP        -- Certificate of Participation
CP         -- Commercial Paper
CTF        -- Common Trust Fund
DW&P       -- Department of Water & Power
DWR        -- Department of Water Resources
EDFA       -- Education Finance Authority
FFCB       -- Federal Farm Credit Bank
FGIC       -- Financial Guaranty Insurance Corporation
FHA        -- Federal Housing Authority
FHLB       -- Federal Home Loan Bank
FHLMC      -- Federal Home Loan Mortgage Corporation
FNMA       -- Federal National Mortgage Association
FRN        -- Floating Rate Notes
FSA        -- Financial Security Assurance, Inc
GDR        -- Global Depositary Receipt
GNMA       -- Government National Mortgage Association
GO         -- General Obligation
HFA        -- Housing Finance Authority
HFFA       -- Health Facilities Financing Authority
IDA        -- Industrial Development Authority
IDR        -- Industrial Development Revenue
LIBOR      -- London Interbank Offered Rate
LLC        -- Limited Liability Corporation
LOC        -- Letter of Credit
LP         -- Limited Partnership
MBIA       -- Municipal Bond Insurance Association
MFHR       -- Multi-Family Housing Revenue
MUD        -- Municipal Utility District
MTN        -- Medium Term Note
PCFA       -- Pollution Control Finance Authority
PCR        -- Pollution Control Revenue
PFA        -- Public Finance Authority
PLC        -- Private Placement
PSFG       -- Public School Fund Guaranty
RAW        -- Revenue Anticipation Warrants
RDA        -- Redevelopment Authority
RDFA       -- Redevelopment Finance Authority
R&D        -- Research & Development
SFHR       -- Single Family Housing Revenue
SFMR       -- Single Family Mortgage Revenue
SLMA       -- Student Loan Marketing Association
STEERS     -- Structured Enhanced Return Trust
TBA        -- To Be Announced
TRAN       -- Tax Revenue Anticipation Notes
USD        -- Unified School District
V/R        -- Variable Rate
WEBS       -- World Equity Benchmark Shares
XLCA       -- XL Capital Assurance


44
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

THIS PAGE IS INTENTIONALLY LEFT BLANK --

    [LOGO]
WELLS ADVANTAGE
FARGO FUNDS

More information about WELLS FARGO ADVANTAGE FUNDS(SM) is available free upon request. To obtain literature, please write, e-mail, or call:

WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

E-mail: wfaf@wellsfargo.com
Retail Investment Professionals: 888-877-9275
Institutional Investment Professionals: 866-765-0778
Web: www.wellsfargo.com/advantagefunds

This report and the financial statements contained herein are submitted for the general information of the shareholders of the WELLS FARGO ADVANTAGE FUNDS. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222. Please consider the investment objective, risks, charges and expenses of the investment carefully before investing. This and other information about WELLS FARGO ADVANTAGE FUNDS can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly-owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for the WELLS FARGO ADVANTAGE Funds. Other affiliates of Wells Fargo & Company provide sub-advisory and other services for the Funds. The Funds are distributed by WELLS FARGO FUNDS DISTRIBUTOR, LLC, Member NASD/SIPC, an affiliate of Wells Fargo & Company.

             -------------------------------------------------------
               NOT FDIC INSURED-NO BANK GUARANTEE-MAY LOSE VALUE
             -------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
(C) 2005 Wells Fargo Advantage Funds, LLC.  All rights reserved.         www.wellsfargo.com/advantagefunds         RT51603 07-05
                                                                                                                 AWBP/AR102 05-05





ITEM 2. CODE OF ETHICS

As of the end of the period, May 31, 2005, Wells Fargo Funds Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Funds Trust has determined that Thomas S. Goho is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Goho is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)
Audit Fees - Provided below are the aggregate fees billed for the fiscal years ended May 31, 2004 and May 31, 2005 for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

      For the fiscal years ended May 31, 2004 and May 31, 2005, the Audit Fees were $891,955 and $996,170, respectively.

(b)
Audit-Related Fees - There were no audit-related fees incurred for the fiscal years ended May 31, 2004 and May 31, 2005 for assurance and related services by the principal accountant for the Registrant.

(c)
Tax Fees - Provided below are the aggregate fees billed for the fiscal years ended May 31, 2004 and May 31, 2005 for professional services rendered by the principal accountant for the Registrant for tax compliance, tax advice, and tax planning.

      For the fiscal years ended May 31, 2004 and May 31, 2005, the Tax Fees were $76,500 and $84,325, respectively. The incurred Tax Fees are comprised of excise tax review services.

      For the fiscal years ended May 31, 2004 and May 31, 2005, the Tax Fees were $124,744 and $123,859, respectively. The incurred Tax Fees are comprised of tax preparation and consulting services.

(d)
All Other Fees - There were no other fees incurred for the fiscal years ended May 31, 2004 and May 31, 2005.

(e)(1)
The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services to the mutual funds of Wells Fargo Funds Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (the "Funds"); (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors ("Auditors") if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund's investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the
Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(e)(2)
Not Applicable.

(f)
Not Applicable.

(g)
Provided below are the aggregate non-audit fees billed for the fiscal years ended May 31, 2004 and May 31, 2005, by the principal accountant for services rendered to the Registrant, and rendered to the Registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant.

      For the fiscal years ended May 31, 2004 and May 31, 2005, the Registrant incurred non-audit fees in the amount of $72,000 and $134,500, respectively. The non-audit fees consist of SAS70 control reviews of Wells Fargo Bank, N.A., the Funds' custodian.

      For the fiscal years ended May 31, 2004 and May 31, 2005, the Registrant's investment adviser incurred non-audit fees in the amount of $57,120 and $173,500 respectively. The non-audit fees consist of procedure reviews for pending mergers associated with fund reorganizations.

(h)
The Registrant's audit committee of the board of directors has determined that non-audit services rendered to the registrant's investment adviser, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of the Regulation S-X, does not compromise the independence of the principal accountant.

ITEMS 5-6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES

(a)(i) The President and Treasurer have concluded that the Wells Fargo Funds Trust (the "Trust") disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(a)(ii) There were no significant changes in the Trust's internal controls or in other factors that could significantly affect these controls subsequent to the date of the evaluation referenced in (a)(i) above.

ITEM 10. EXHIBITS

(a) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit 10a.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                     Wells Fargo Funds Trust


                                                     By: /s/Karla M. Rabusch

                                                         Karla M. Rabusch
                                                         President

Date: July 18, 2005

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                     Wells Fargo Funds Trust


                                                     By: /s/ Stacie D. DeAngelo

                                                         Stacie D. DeAngelo
                                                         Treasurer

Date: July 18, 2005